  HARTFORD LIFE INSURANCE COMPANY                 [THE HARTFORD LOGO]
  GROUP VARIABLE ANNUITY CONTRACTS
  SEPARATE ACCOUNT ELEVEN
  CHICAGO PUBLIC SCHOOLS

    This prospectus describes information you should know before you purchase or become a Participant under Premier Solutions a group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.

    Hartford Life Insurance Company issues the Contracts for use in certain retirement programs adopted according to the Internal Revenue Code.

    You or your Employer allocate your plan Contribution to "Sub-Accounts." Sub-Accounts are subdivisions of one of our Separate Accounts that we establish to keep your Contributions separate from our company assets. The Sub-Accounts purchase shares of mutual funds that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance.

    The mutual funds are part of the following portfolio companies:

-   AIM Basic Value Fund -- Class A
-   AIM Technology Fund -- Investor Class
-   Fidelity Advisor Value Strategies Fund -- Class T
-   Franklin Balance Sheet Investment Fund -- Class A
-   John Hancock Small Cap Equity Fund -- Class A
-   Massachusetts Investors Growth Stock Fund -- Class A
-   Oakmark International Small Cap Fund -- Class I
-   Putnam International Equity Fund -- Class A
-   Van Kampen Equity and Income Fund -- Class A
-   American Century Equity Income Fund -- Investor Class
-   Federated Short-Term Income Fund -- Institutional Service Class
-   Calvert Social Investment Fund Equity Portfolio -- Class A
-   Hartford Capital Appreciation HLS Fund -- Class IA
-   Hartford MidCap HLS Fund -- Class IA
-   Hartford Money Market HLS Fund -- Class IA
-   Hartford Stock HLS Fund -- Class IA
-   Hartford Total Return Bond HLS Fund -- Class IA

    For more information on the mutual funds see the section entitled "The
Funds."

    For Contracts issued in connection with Employer-sponsored retirement programs, the Contract Owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored retirement program, you may not be able to allocate Contributions to all of the Sub-Accounts described in this prospectus. For additional information describing which Sub-Accounts are available to you, please refer to the materials describing your Employer's program.

    Depending on which Sub-Accounts you select, the underlying mutual funds may be retail mutual funds that are available to the public, or mutual funds that are only available to insurance company separate accounts. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE MUTUAL FUNDS. For a list of the Sub-Accounts available under the Contract, see the section entitled "The Funds."

    The Contracts may contain a General Account option. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission ("SEC").

    If you decide to become a Contract Owner or a Participant, you should keep this prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.

    The SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

    This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

    This group variable annuity contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

--------------------------------------------------------------------------------

Prospectus Dated: May 1, 2009

Statement of Additional Information Dated: May 1, 2009

                               TABLE OF CONTENTS

SECTION                                                                PAGE
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                                 4
FEE TABLE                                                                 6
SUMMARY                                                                  14
PERFORMANCE RELATED INFORMATION                                          17
HARTFORD LIFE INSURANCE COMPANY                                          17
THE SEPARATE ACCOUNT                                                     18
THE FUNDS                                                                18
GENERAL ACCOUNT OPTION                                                   22
CONTRACT CHARGES                                                         22
 Contingent Deferred Sales Charge                                        22
 Annual Maintenance Fee                                                  23
 Is there ever a time when the Contingent Deferred Sales Charge          23
  or Annual Maintenance Fee do not apply?
 Mortality And Expense Risk And Administrative Charge                    24
 Premium Taxes                                                           25
 Transfer Fee                                                            25
 Experience Rating under the Contracts                                   25
 Negotiated Charges and Fees                                             25
 Charges of the Funds                                                    26
 Plan Related Expenses                                                   26
THE CONTRACTS                                                            26
 The Contracts Offered                                                   26
 Assignments                                                             26
 Pricing and Crediting of Contributions                                  26
 What is a Surrender Charge Offset?                                      26
 May I make changes in the amounts of my Contribution?                   26
 What is a Sub-Account Transfer?                                         27
 Dollar Cost Averaging                                                   30
 May I request a loan from my Participant Account?                       30
 How do I know what my Participant Account is worth?                     31
 How are the underlying Fund shares valued?                              31
DEATH BENEFITS                                                           32
 Determination of the Beneficiary                                        32
 Death before the Annuity Commencement Date                              32
 Death on or after the Annuity Commencement Date                         32
SETTLEMENT PROVISIONS                                                    33
 Can payment of the Surrender value ever be postponed beyond the         33
  seven-day period?
 May I Surrender once Annuity Payouts have started?                      33
 How do I elect an Annuity Commencement Date and Annuity payout          34
  option?
 What is the minimum amount that I may select for an Annuity             34
  payout?
 How are Contributions made to establish an Annuity Account?             34
 Can a Contract be suspended by a Contract Owner?                        34
 Annuity Payment Options                                                 34
 Systematic Withdrawal Option                                            35
 How are Variable Annuity payouts determined?                            36
FEDERAL TAX CONSIDERATIONS                                               37
 A. General                                                              37
 B. Taxation of Hartford and the Separate Account                        37
 C. Diversification of the Separate Account                              38
 D. Tax Ownership of the Assets in the Separate Account                  38
 E. Non-Natural Persons as Owners                                        39
 F. Annuity Purchases by Nonresident Aliens and Foreign                  39
  Corporations
 G. Generation Skipping Transfer Tax                                     39
MORE INFORMATION                                                         48
 Can a Contract be modified?                                             48
 Can Hartford waive any rights under a Contract?                         48
 How Contracts Are Sold                                                  48
 Who is the custodian of the Separate Account's assets?                  50
 Are there any material legal proceedings affecting the Separate         50
  Account?
 How may I get additional information?                                   50
APPENDIX I -- ACCUMULATION UNIT VALUES                                   52
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION                55

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the start of Annuity payouts.

ACCUMULATION UNITS: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.

ADMINISTRATIVE OFFICE: Our overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Our standard mailing address is: IPD/Retirement Plans Service Center, P.O. Box 1583, Hartford, Connecticut 06144-1583.

ANNUAL MAINTENANCE FEE: An annual charge for establishing and maintaining a Participant's Account under a Contract.

ANNUITANT: The person on whose life Annuity payouts are based.

ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.

ANNUITY: A series of payments for life or another designated period.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payouts to you.

ANNUITY PERIOD: The period during which we make Annuity payouts to you.

ANNUITY UNIT: A unit of measure we use to calculate the value of annuity payments under a Variable Annuity Payout Option.

BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT OWNER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred or rolled over to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

EMPLOYER: An employer maintaining a Tax Sheltered Annuity plan, a Deferred Compensation Plan, or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT (ALSO, "YOU"): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.

PARTICIPANT ACCOUNT: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PREMIUM TAX: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity or Contributions or Contract values.

RELATED CONTRACT: Another contract or funding vehicle under your plan that may be considered when determining charges or benefits under the Contract described in this prospectus. Your Employer and Hartford agree as to whether another contract or funding vehicle is eligible as a Related Contract.

SUB-ACCOUNT VALUE: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: Any withdrawal of Contract values.

TAX SHELTERED ANNUITY (ALSO "TAX DEFERRED ANNUITY"): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT A CONTRACT OWNER WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT OR, IF YOU ARE A PARTICIPANT, WHEN OPENING, HOLDING AND SURRENDERING A PARTICIPANT ACCOUNT UNDER THE CONTRACT. IN ADDITION TO THE FEES DESCRIBED BELOW, THE CONTRACT OWNER MAY DIRECT US TO DEDUCT ADDITIONAL FEES FOR CERTAIN PLAN RELATED EXPENSES (SEE "PLAN RELATED EXPENSES" UNDER THE SECTION ENTITLED "CONTRACT CHARGES").

    IF YOU ARE A CONTRACT OWNER, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOUR PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. IF YOU ARE A PARTICIPANT, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU OPEN A PARTICIPANT ACCOUNT OR SURRENDER A PARTICIPANT ACCOUNT UNDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU CONTRIBUTE TO THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of premium payments)                                     None
Transfer Fee (1)                                                                                            $5
Contingent Deferred Sales Charge (as a percentage of amounts surrendered) (2)
  During First Year                                                                                         5%
  During Second Year                                                                                        4%
  During Third Year                                                                                         3%
  During Fourth Year                                                                                        2%
  During Fifth Year                                                                                         1%
  During Sixth Year and thereafter                                                                          0%
Loan Set-Up Fee (3)                                                                                        $50
Loan Administration Fee (3)(4)*                                                                            $50

------------

(1) The Transfer Fee applies to transfers between available investment options under the Contract. Currently we do not charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.

(2) Each Participant Account has its own Contingent Deferred Sales Charge schedule. The percentage of the Contingent Deferred Sales Charge depends on the number of Participant's Contract Years completed with respect to the Participant's Account before the Surrender. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(3) This is the maximum fee we would charge. (See "May I request a Loan from my Participant Account?")

(4) We deduct this $50 annual fee on a quarterly basis from a Participant Account. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

* This fee does not include any rate of interest charged under the terms of a loan. Any interest charged in connection with a loan is deposited to your Participant Account upon repayment of your loan.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE (5)                                                                                 $30

MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account value) (6)

  BEFORE ANNUITY COMMENCEMENT DATE:

RANGE OF MORTALITY AND EXPENSE RISK AND
ADMINISTRATIVE CHARGE BASED ON TOTAL VALUE OF
PARTICIPANT ACCOUNTS UNDER A CONTRACT (7)                                CHARGE
--------------------------------------------------------------------------------
 $0 to $3,499,999.99                                                       1.25%
 $3,500,000.00 to $4,999,999.99                                            1.05%
 $5,000,000.00 to $24,999,999.99                                           0.85%
 $25,000,000.00 to $34,999,999.99                                          0.75%
 $35,000,000.00 to $49,999,999.99                                          0.65%
 $50,000,000.00 to $69,999,999.99                                          0.50%
 $70,000,000.00 to $84,999,999.99                                          0.35%
 $85,000,000.00 to $99,999,999.99                                          0.15%
 $100,000,000.00 and over                                                  0.00%

AFTER ANNUITY COMMENCEMENT DATE:
 All Participant Accounts                                                  1.25%

------------

(5) We deduct this $30 annual fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

(6) The Mortality and Expense Risk and Administrative Charge can be reduced (see "Experience Rating Under the Contracts" and "Negotiated Charges and Fees.")

(7) The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. The rate applicable to your Participant Account is described in your Participant enrollment materials.

    We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Mortality and Expense Risk and Administrative Charge and Annual Maintenance Fee. See "Experience Rating Under the Contracts" and "Negotiated Charges and Fees". We may also deduct a charge for Premium Taxes at the time of Surrender.

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.44%              1.54%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1
distribution and/or service fees, and other expenses)

EXAMPLE

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLES REFLECT A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT. THE EXAMPLES DO NOT REFLECT ANY DEDUCTION FOR CONTRACT OWNER DIRECTED PLAN RELATED EXPENSES. IF A DEDUCTION FOR PLAN RELATED EXPENSES APPLIED, EXPENSES WOULD BE HIGHER.

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A PARTICIPANT ACCOUNT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. THE EXAMPLES ASSUME THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT OR PARTICIPANT ACCOUNT IS SURRENDERED. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $10,000 PARTICIPANT ACCOUNT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.30%.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     EXAMPLE -- 1.25% MORTALITY AND EXPENSE RISK AND ADMINISTRATION CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $789
3 years                                                                $1,260
5 years                                                                $1,734
10 years                                                               $3,411

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $286
3 years                                                                $934
5 years                                                                $1,604
10 years                                                               $3,381

     (3) If you do not Surrender your Contract:

1 year                                                                 $316
3 years                                                                $964
5 years                                                                $1,634
10 years                                                               $3,411

     EXAMPLE -- 1.05% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $769
3 years                                                                $1,200
5 years                                                                $1,633
10 years                                                               $3,215

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $265
3 years                                                                $873
5 years                                                                $1,503
10 years                                                               $3,185

     (3) If you do not Surrender your Contract:

1 year                                                                 $295
3 years                                                                $903
5 years                                                                $1,533
10 years                                                               $3,215

     EXAMPLE -- 0.85% MORTALITY AND EXPENSE RISK AND ADMINISTRATION CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $748
3 years                                                                $1,140
5 years                                                                $1,531
10 years                                                               $3,015

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $245
3 years                                                                $812
5 years                                                                $1,401
10 years                                                               $2,985

     (3) If you do not Surrender your Contract:

1 year                                                                 $275
3 years                                                                $842
5 years                                                                $1,431
10 years                                                               $3,015

     EXAMPLE -- 0.75% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $738
3 years                                                                $1,110
5 years                                                                $1,480
10 years                                                               $2,914

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $235
3 years                                                                $781
5 years                                                                $1,350
10 years                                                               $2,884

     (3) If you do not Surrender your Contract:

1 year                                                                 $265
3 years                                                                $811
5 years                                                                $1,380
10 years                                                               $2,914

     EXAMPLE -- 0.65% MORTALITY AND EXPENSE RISK AND ADMINISTRATION CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $728
3 years                                                                $1,080
5 years                                                                $1,429
10 years                                                               $2,812

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $224
3 years                                                                $750
5 years                                                                $1,299
10 years                                                               $2,782

     (3) If you do not Surrender your Contract:

1 year                                                                 $254
3 years                                                                $780
5 years                                                                $1,329
10 years                                                               $2,812

     EXAMPLE -- 0.50% MORTALITY AND EXPENSE RISK AND ADMINISTRATION CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $713
3 years                                                                $1,034
5 years                                                                $1,352
10 years                                                               $2,657

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $209
3 years                                                                $704
5 years                                                                $1,222
10 years                                                               $2,627

     (3) If you do not Surrender your Contract:

1 year                                                                 $239
3 years                                                                $734
5 years                                                                $1,252
10 years                                                               $2,657

     EXAMPLE -- 0.35% MORTALITY AND EXPENSE RISK AND ADMINISTRATION CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $697
3 years                                                                $987
5 years                                                                $1,274
10 years                                                               $2,499

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $194
3 years                                                                $657
5 years                                                                $1,144
10 years                                                               $2,469

     (3) If you do not Surrender your Contract:

1 year                                                                 $224
3 years                                                                $687
5 years                                                                $1,174
10 years                                                               $2,499

     EXAMPLE -- 0.15% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $677
3 years                                                                $925
5 years                                                                $1,169
10 years                                                               $2,285

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $173
3 years                                                                $595
5 years                                                                $1,039
10 years                                                               $2,255

     (3) If you do not Surrender your Contract:

1 year                                                                 $203
3 years                                                                $625
5 years                                                                $1,069
10 years                                                               $2,285

     EXAMPLE -- 0.00% MORTALITY AND EXPENSE RISK AND ADMINISTRATION CHARGE

     (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $661
3 years                                                                $879
5 years                                                                $1,090
10 years                                                               $2,122

     (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $158
3 years                                                                $549
5 years                                                                $960
10 years                                                               $2,092

     (3) If you do not Surrender your Contract:

1 year                                                                 $188
3 years                                                                $579
5 years                                                                $990
10 years                                                               $2,122

CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

    When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How do I know what my Participant Account is worth?". Please refer to Appendix I for information regarding Accumulation Unit Values. Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-528-9009.

AVAILABLE INFORMATION

    We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

    You may read or copy these reports at the SEC's Public Reference Room at 100
F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting at the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts. They are issued in connection with certain Employer programs allowing employee participation and special tax treatment under the Code.

WHAT IS THE ACCUMULATION PERIOD?

    During the Accumulation Period, under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this prospectus, be invested in selected Sub-Accounts of a Separate Account.

    During the Accumulation Period, Participants may allocate monies held in a Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances.

WHAT IS THE CONTINGENT DEFERRED SALES CHARGE UNDER THE CONTRACT?

    You do not pay a sales charges at the time Contributions are made to the Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge depends on the amount you choose to Surrender from your Participant Account and the number of Participant's Contract Years that have been completed before the Surrender.

    The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                                                            AS A PERCENTAGE
                                                             OF PARTICIPANT
                                                             ACCOUNT VALUE
PARTICIPANT'S CONTRACT YEARS                                  SURRENDERED
--------------------------------------------------------------------------------
During the First Year                                               5%
During the Second Year                                              4%
During the Third Year                                               3%
During the Fourth Year                                              2%
During the Fifth Year                                               1%
During the Sixth Year and thereafter                                0%

    We may reduce the amount or term of the Contingent Deferred Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    No deduction for Contingent Deferred Sales Charges will be made in certain cases. (see "Is there ever a time when the Contingent Deferred Sales Charge or Annual Maintenance Fee do not apply?")

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: Because we assume certain risks under the Contract, and we provide certain administrative services, we deduct a daily charge against all Contract values held in the Separate Account during the life of the Contract. This is the charge for mortality and expense risk and administrative undertakings. We deduct this charge at an annual rate from the average daily net assets of the Separate Account. The Mortality and Expense Risk and Administrative Charge can be reduced (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    Before the Annuity Commencement Date, the rate of the Mortality and Expense Risk and Administrative Charge depends on the amount of the aggregate Participant Accounts and equals:

                                                        MORTALITY AND EXPENSE
                                                              RISK AND
TOTAL VALUE OF PARTICIPANT ACCOUNTS UNDER A CONTRACT    ADMINISTRATIVE CHARGE
-------------------------------------------------------------------------------
$0 to $3,499,999.99                                              1.25%
$3,500,000.00 to $4,999,999.99                                   1.05%
$5,000,000.00 to $24,999,999.99                                  0.85%
$25,000,000.00 to $34,999,999.99                                 0.75%
$35,000,000.00 to $49,999,999.99                                 0.65%
$50,000,000.00 to $69,999,999.99                                 0.50%
$70,000,000.00 to $84,999,999.99                                 0.35%
$85,000,000.00 to $99,999,999.99                                 0.15%
$100,000,000.00 and over                                         0.00%

    After the Annuity Commencement Date, the rate of the Mortality and Expense Risk and Administrative Charge for all Participant Accounts is 1.25%.

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but this fee may be reduced or waived (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct premium taxes, if required, by a state or other government agency. Some states collect these taxes when Contributions are made; others collect at annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from the Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0 - 3.5%.

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of the Participant's 65th birthday or the Annuity Commencement Date.

PARTICIPANT ACCOUNT LOANS

    You can request a loan from your Participant Account under certain plans. To obtain a loan, you enter into a loan agreement with Hartford that describes all the terms, conditions, fees or charges of your loan. Your Employer's plan may further restrict the amount of your Participant Account available for a loan. Participant Account loans may not be available in all states or in all Contracts, or may be subject to other restrictions.

    Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, you can allocate Contract values held less premium taxes, if applicable, with respect to your Participant Account to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contract.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

    When you purchase an Annuity, you may choose one of the following Annuity payout options, or receive a lump sum payment:

    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

- Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payout Option 3 for a discussion of how the remaining value is determined.

    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payout will continue to be paid to the survivor.

- It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- This option does not involve any life contingencies and does not provide any mortality guarantee.

    Surrenders by the Annuitant are subject to the limitations set forth in the Contract and we may deduct a Contingent Deferred Sales Charge.

    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT THE PAYMENTS FOR A DESIGNATED PERIOD OPTION (ON A VARIABLE BASIS), NO SURRENDERS BY THE ANNUITANT ARE PERMITTED AFTER ANNUITY PAYOUTS COMMENCE.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance. Certain Funds available through Separate Account Eleven are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be different than the performance information published by Separate Account Eleven because performance information of a retail mutual fund does not include the expenses charged by Separate Account Eleven.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures reflect a deduction for all total fund operating expenses, the contingent deferred sales charge, the highest charge for mortality and expense risk and administrative undertakings, if applicable, and the highest Annual Maintenance Fee.

    A Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures reflect a deduction for total fund operating expenses, the actual charge for mortality, and expense risk and administrative undertakings, if applicable, and do not take into account contingent deferred sales charges or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, a Sub-Account may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the charge for mortality, expense risk, administrative undertakings and the Annual Maintenance Fee.

    A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                              THE SEPARATE ACCOUNT

    We set aside and invest assets of the Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate Account:

       - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

       - Is not subject to the liabilities arising out of any other business Hartford may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

       - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

       - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this prospectus.

       - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    Separate Account Eleven was established on December 1, 2000.

                                   THE FUNDS

    The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us to obtain each Fund's prospectus. Before investing, you should carefully read each Fund's prospectus along with this prospectus.

    We do not guarantee the investment results of any of the underlying Funds. THE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

    Some of the Funds are retail mutual funds that are also directly available to the public without a Separate Account. If you were to purchase these Funds directly from a broker or mutual fund company, you would not receive the death benefit or incur the expenses of the Separate Account.

    Some of the Funds are mutual funds that are dedicated exclusively for purchase by insurance company separate accounts. These Funds are not available directly to the public.

SUB-ACCOUNT                INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS:
 AIM Basic Value Fund --   Seeks long-term growth of     Invesco Aim Advisors, Inc.
  Class A                  capital                       Sub-adviser: Advisory entities
                                                         affiliated with Invesco Aim
                                                         Advisors, Inc.
 AIM Technology Fund --    Capital growth                Invesco Aim Advisors, Inc.
  Investor Class                                         Sub-adviser: Advisory entities
                                                         affiliated with Invesco Aim
                                                         Advisors, Inc.

SUB-ACCOUNT                INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
 Fidelity Advisor Value    Seeks capital appreciation    Fidelity Management & Research
  Strategies Fund --                                     Company
  Class T
 Franklin Balance Sheet    High total return             Franklin Templeton
  Investment Fund --                                     Institutional, LLC
  Class A (4)
 John Hancock Small Cap    Seeks capital appreciation    John Hancock Advisers, LLC
  Equity Fund -- Class A                                 Sub-advised by MFC Global
                                                         Investment Management (U.S.),
                                                         LLC
 Massachusetts Investors   Seeks capital appreciation    Massachusetts Financial
  Growth Stock Fund --                                   Services Company (MFS)
  Class A
 Oakmark International     Seeks long-term capital       Harris Associates L.P.
  Small Cap Fund -- Class  appreciation
  I (3)
 Putnam International      Seeks capital appreciation    Putnam Investment Management,
  Equity Fund -- Class A                                 LLC
                                                         Sub-advised by Putnam
                                                         Investments Limited
 Van Kampen Equity and     To seek the highest possible  Van Kampen Asset Management
  Income Fund -- Class A   income consistent with
                           safety of principal. Long
                           term growth of capital is an
                           important secondary
                           investment objective
AMERICAN CENTURY CAPITAL
PORTFOLIOS, INC.
 American Century Equity   Current income; capital       American Century Investment
  Income Fund -- Investor  appreciation is a secondary   Management, Inc.
  Class                    objective
FEDERATED INCOME
SECURITIES TRUST
 Federated Short-Term      Current income                Federated Investment
  Income Fund --                                         Management Company
  Institutional Service
  Class
INSURANCE COMPANY
DEDICATED MUTUAL FUNDS:
 Calvert Social            Seeks growth of capital       Calvert Asset Management
  Investment Fund Equity   through investment in stocks  Company, Inc.
  Portfolio -- Class A     of issuers in industries      Sub-advised by Atlanta Capital
                           believed to offer             Management Company, LLC.
                           opportunities for potential
                           capital appreciation and
                           which meet the Fund's
                           investment and social
                           criteria
HARTFORD SERIES FUND,
INC.
 Hartford Capital          Growth of capital             Hartford Investment Financial
  Appreciation HLS Fund                                  Services, LLC.
  -- Class IA (1)                                        Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford MidCap HLS Fund  Long-term capital growth      Hartford Investment Financial
  -- Class IA (2)                                        Services, LLC.
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Money Market     Maximum current income        Hartford Investment Financial
  HLS Fund -- Class IA     consistent with liquidity     Services, LLC.
                           and preservation of capital   Sub-advised by Hartford
                                                         Investment Management Company
 Hartford Stock HLS Fund   Long-term growth of capital   Hartford Investment Financial
  -- Class IA                                            Services, LLC.
                                                         Sub-advised by Wellington
                                                         Management Company, LLP

SUB-ACCOUNT                INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
 Hartford Total Return     Competitive total return,     Hartford Investment Financial
  Bond HLS Fund -- Class   with income as a secondary    Services, LLC.
  IA                       objective                     Sub-advised by Hartford
                                                         Investment Management Company

* In a low interest rate environment, yields for money market funds, after deduction of contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money Market Sub-Account, that portion of your Contract Value may decrease in value.

NOTES

(1)  Closed to Contracts issued on or after 1/3/2005

(2)  Closed to new and subsequent Premium Payments and transfers of Contract
     Value.

(3)  Closed to Contracts issued on or after 5/11/02.

(4)  Closed to Contracts issued on or after 5/21/04.

    MIXED AND SHARED FUNDING: Shares of the Funds that are dedicated to insurance company separate accounts are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

       - Notify the Contract Owner or Participant of any Fund shareholders' meeting if the shares held for the Contract may be voted;

       - Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to tell us how to vote the Fund shares held for the Contract;

       - Arrange for the handling and tallying of proxies received from Contract Owners or Participants;

       - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and

       - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.

    During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits will decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.

    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. These fees and payments are received by Hartford under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.50% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and compensation sometimes referred to as "revenue sharing" payments. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.

     For Example:

         As one of its selected investment options in its Group Variable Annuity Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.

         If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.67% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.

    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.

    For information on which underlying funds pay Hartford such fees and at what level, please visit our website at retire.hartfordlife.com or call 1-800-874-2502, Option 4. Written information will be provided upon request.

    ENDORSEMENT FEES PAID BY HARTFORD: Hartford pays fees to the organizations listed below in exchange for an endorsement of our Contract. As part of the endorsement, Hartford is invited to participate in various programs, conferences and meetings offered through these organizations in order to allow us to market our Contract.

    Hartford also pays additional fees in order to sponsor certain programs offered through these organizations including the "Top Cop Awards" program and an annual "Pension and Benefits Seminar" offered to members of these organizations.

    For additional information on the amount of fees and payments made by Hartford, please call 1-800-874-2502, Option 4. Written information will be provided upon request.

    Organizations Receiving Endorsement Fee Payments from Hartford:

       1.   Peace Officers Research Association of California;

       2.   The National Association of Police Officers;

       3.   Florida Police Benevolent Association, Inc.;

       4.   Police Benevolent & Protective Association of Illinois;

       5.   Combined Law Enforcement Association of Texas; and

       6.   The American Public Garden Association.

    PAYMENTS TO INDUSTRY AND TRADE ORGANIZATIONS: As an active member of the retirement industry, Hartford makes payments to various industry and trade organizations. These payments are made in connection with Hartford's membership, sponsorship or participation in events of these organizations. Hartford makes these payments in order to communicate its position on retirement industry issues and further its position as an industry leader.

                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    DISTRIBUTIONS AND TRANSFERS: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.

    THE GENERAL ACCOUNT IS SUBJECT TO THE COMPANY'S CLAIMS-PAYING ABILITY. INVESTORS MUST LOOK TO THE STRENGTH OF THE INSURANCE COMPANY WITH REGARD TO INSURANCE COMPANY GUARANTEES. OUR ABILITY TO HONOR ALL GUARANTEES UNDER THE CONTRACT IS SUBJECT TO OUR CLAIMS-PAYING CAPABILITIES AND/OR FINANCIAL STRENGTH.

                                CONTRACT CHARGES

    CONTINGENT DEFERRED SALES CHARGE: The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:

       -   the cost of preparing sales literature,

       - commissions and other compensation paid to broker dealers and their registered representatives, and

       -   other promotional and distribution related activities.

    If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Participant Contract Years completed with respect to your Participant Account before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Participant Contract Year.

    The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                                                            AS A PERCENTAGE
                                                             OF PARTICIPANT
                                                             ACCOUNT VALUE
PARTICIPANT'S CONTRACT YEARS                                  SURRENDERED
--------------------------------------------------------------------------------
During the First Year                                               5%
During the Second Year                                              4%
During the Third Year                                               3%
During the Fourth Year                                              2%
During the Fifth Year                                               1%
During the Sixth Year and thereafter                                0%

    We may reduce the amount or term of the Contingent Deferred Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    When you request a full Surrender, the Contingent Deferred Sales Charge is deducted from the amount Surrendered and the balance is paid to you.

- Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Contingent Deferred Sales Charge is 5%:
    Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Contingent Deferred Sales Charge).

    If you request a partial Surrender and ask for a specific dollar amount, the Contingent Deferred Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.

- Example: You ask for $1,000 when the applicable Contingent Deferred Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Contingent Deferred Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.

    ANNUAL MAINTENANCE FEE: The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

IS THERE EVER A TIME WHEN THE CONTINGENT DEFERRED SALES CHARGE OR ANNUAL MAINTENANCE FEE DO NOT APPLY?

    We do not deduct the Contingent Deferred Sales Charge and Annual Maintenance Fee from a Surrender from Participant's Account under a Contract in the event of the Participant's:

       -   death,

       - disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),

       - for 403(b) Contracts, confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,

       - severance from employment with the Employer on or after the Participant Contract Year 5 for Participants age 59 1/2 or older,

       - financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or

       - in the event that a Participant Account is paid out under one of the available Annuity payout options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payout option 5 is subject to Contingent Deferred Sales Charges, if applicable).

    Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.

    If you are otherwise eligible to make a withdrawal from your Participant Account under the terms of your Employer's plan, you can withdraw, on a non-cumulative basis, up to 10% of the value of your Participant Account, without application of a Contingent Deferred Sales Charge for each Participant Contract Year after the first Participant Contract Year. The minimum amount you can withdraw under this provision is $250.

    No deduction for the Contingent Deferred Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A "Related Participant Directed Account Option" is a separate Participant directed investment account under your Employer's plan that your Employer identifies and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states.

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The rate of the charge depends on the total value of the aggregate Participant Accounts within the Contract anticipated by your Employer within 24 months of initial purchase by your Employer. If the actual aggregate level of Participant Accounts within the Contract is lesser than the anticipated level, we may increase the Mortality and Expense Risk and Administrative Charge on a going-forward basis. In no event will the charge exceed 1.25%.

BEFORE ANNUITY COMMENCEMENT DATE

                                                             MORTALITY AND
                                                           EXPENSE RISK AND
TOTAL VALUE OF PARTICIPANT ACCOUNTS UNDER A CONTRACT     ADMINISTRATIVE CHARGE
--------------------------------------------------------------------------------
$0 to $3,499,999.99                                               1.25%
$3,500,000.00 to $4,999,999.99                                    1.05%
$5,000,000.00 to $24,999,999.99                                   0.85%
$25,000,000.00 to $34,999,999.99                                  0.75%
$35,000,000.00 to $49,999,999.99                                  0.65%
$50,000,000.00 to $69,999,999.99                                  0.50%
$70,000,000.00 to $84,999,999.99                                  0.35%
$85,000,000.00 to $99,999,999.99                                  0.15%
$100,000,000.00 and over                                          0.00%

AFTER ANNUITY COMMENCEMENT DATE

                                                             MORTALITY AND
                                                           EXPENSE RISK AND
                                                         ADMINISTRATIVE CHARGE
--------------------------------------------------------------------------------
All Participants                                                  1.25%

    When your Employer purchases the Contract, your Employer chooses one of the following two methods that the mortality and expense risk and administrative charge is deducted under the Contract:

    METHOD ONE: The mortality and expense risk and administrative charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.

    METHOD TWO: The mortality and expense risk and administrative charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from your Participant Account by redeeming the Accumulation Units or Annuity Units in proportion to the dollar amount of the charge. Method Two is not available to Contracts issued in New York.

    The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:

    MORTALITY RISK DURING THE ACCUMULATION PERIOD: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

    MORTALITY RISK DURING THE ANNUITY PERIOD: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

    EXPENSE RISK: We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

    Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.

    We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.

    If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.

    We may reduce the mortality and expense risk and administrative charge under the Contracts (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    LOAN FEES: Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We deduct 25 percent of the annual fee at the end of each quarter or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

    PREMIUM TAXES: We currently do not pay Premium Tax with respect to the Contracts, but we reserve the right to deduct a charge for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    TRANSFER FEE: You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee. The Transfer Fee does not apply to Contracts issued in New York.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Participants in Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, we may only apply experience credits prospectively.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

    PLAN RELATED EXPENSES: The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors counsel, Hartford, and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts offered to:

       - Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;

       - Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax exempt organizations described in Section 501(c)(3) of the Code;

       - Retirement plans qualified under Sections 401(a) or 403(a) of the Code; and

       - Individual Retirement Annuity programs adopted according to Section 408 of the Code.

    The Contracts are not available for issuance except as described above.

    ASSIGNMENTS: The Contract and a Participant's interest in a Contract cannot be assigned, transferred or pledged.

    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.

    If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to Valuation Days while we try to obtain complete information. If we cannot obtain the information within Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes us to keep it until the necessary information is provided.

    Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    WHAT IS A SURRENDER CHARGE OFFSET?

    You may be eligible to receive a credit to your Participant Account if you elect to make a Contribution that is transferred from a contract of another carrier within your Plan. The credit is equal to the surrender charge you incurred from the other carrier when you make the transfer, and is limited to a maximum credit of 7%. To be eligible, you must transfer the Contribution initially to the General Account, but you may reallocate the amount afterwards as permitted by the Contract.

    Your Employer may also be eligible for a Group Surrender Charge Offset if the initial payment made to the Contract consists of a transfer of funds held by the plan under an investment vehicle issued by another carrier. If, by reason of the transfer, the plan has paid, or will pay, a surrender charge, market value adjustment or other discontinuance penalty to the other carrier, Hartford will reimburse the plan not to exceed 7% of transferred assets.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is a $30 minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a Contract, unless the Employer's plan provides otherwise, in which case the minimum amount shall not be less than $10. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account.

The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

    During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

    WHAT IS A SUB-ACCOUNT TRANSFER?

    A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

    WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

    Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.

    In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

    We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

    For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

    WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. WE LIMIT EACH PARTICIPANTS TO ONE SUB-ACCOUNT TRANSFER REQUEST EACH VALUATION DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer," however, you cannot transfer the same Participant Account value more than once a Valuation Day.

FOR EXAMPLE:

       - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

       - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

       - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

       - Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

       - However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

    SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

    We may aggregate a Contract owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.

    The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

    The Contracts provide for a Transfer Fee of $5 that applies to transfers between available investment options under the Contract. We do not currently charge the $5 Transfer Fee.

    We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

    THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

FUND TRADING POLICIES

    Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

    We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

    Fund trading policies do not apply or may be limited. For instance:

       - Certain types of financial intermediaries may not be required to provide us with shareholder information.

       - "Excepted funds" such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

       - A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

       - Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan contributions.

    POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

       - Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

       - Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

       - These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

       - In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

    HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

    We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your payee as well as reduce value of other optional benefits available under your Contract.

    Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

    In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

GENERAL ACCOUNT OPTION TRANSFERS

    You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:

       - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, may be prohibited. We do not currently enforce this prohibition.

       - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, may be prohibited. We do not currently enforce this prohibition.

    In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6 of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.

    We apply these restrictions to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.

    As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

TELEPHONE AND INTERNET TRANSFERS

    Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

    Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

    We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

    Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

    We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Money Market HLS Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Money Market HLS Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, semi-monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved ov\er the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Money Market HLS Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-528-9009 and giving us notice on our recorded telephone line.

    Transfers out of the General Account Option may be subject to certain restrictions. For information regarding these restrictions, please refer to "General Account Option Transfers" under the section entitled "The Contracts".

    MAY I REQUEST A LOAN FROM MY PARTICIPANT ACCOUNT?

    During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account. Loans from a Participant's Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, we deduct a loan set-up fee of $50. In addition, while your loan is outstanding, we deduct a $50 annual loan administrative fee from your Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter or from the proceeds of a full Surrender of a Participant Account.

    When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.

    Loans will have a permanent effect on the Participant's Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant's Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. At the time your Employer purchases the Contract, your Employer chooses one of the following two methods to calculate the Net Investment Factor. The value of your Participant Account will be the same, regardless of the method chosen by your Employer.

METHOD ONE:

    The Net Investment Factor for each Sub-Account equals:

       - The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day, divided by

       - The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

       - The daily mortality and expense risk and administration charge adjusted for the number of days in the period.

METHOD TWO: (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)

    The Net Investment Factor for each Sub-Account equals:

       - The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

       - The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

    We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-528-9009 to obtain your Participant Account value or, where available, you may access your account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                 DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

    DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

       - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death and our receipt of a completed settlement instruction at our administrative offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding loan indebtedness. For Contracts purchased in Illinois, the Minimum Death Benefit is the greater of
           (a) the value of your Participant Account determined as of the day we receive Due Proof of Death at our Administrative Offices or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding loan indebtedness. To the extent you have Related Contracts under your plan, we may take into consideration corresponding Participant Account Values, Contributions, Surrenders, or loan indebtedness in calculating the Minimum Death Benefit. The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.

       - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the Date we receive Due Proof of Death and our receipt of a completed settlement instruction at our Administrative Offices. For Contracts purchased in Illinois, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the Date we receive Due Proof of Death at our Administrative Offices.

    CALCULATION OF THE DEATH BENEFIT -- Except for Contracts purchased in Illinois, if the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death and our receipt of a completed settlement instruction. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVE NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY. DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS. UPON RECEIPT OF COMPLETE SETTLEMENT INSTRUCTIONS, WE WILL CALCULATE THE PAYABLE AMOUNT. FOR CONTRACTS PURCHASED IN ILLINOIS, THE BENEFICIARY(IES) WILL RECEIVE THE VALUE OF YOUR PARTICIPANT ACCOUNT (LESS ANY APPLICABLE PREMIUM TAXES NOT ALREADY DEDUCTED) AS OF THE DATE WE RECEIVE DUE PROOF OF DEATH AT OUR ADMINISTRATIVE OFFICES.

    If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.

    You may apply the death benefit payment to any one of the Annuity payout options (see "Annuity Payout Options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (see "How are Contributions made to establish my Annuity Account?").

    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or receive the commuted value.

                             SETTLEMENT PROVISIONS

    IMPORTANT TAX INFORMATION: THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(b) TAX- SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS A) ATTAINED AGE 59 1/2, B) A SEVERANCE FROM EMPLOYMENT, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED FOR HARDSHIPS PRIOR TO AGE 59 1/2). DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%. WE WILL NOT ASSUME ANY RESPONSIBILITY FOR DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 CONTRACT VALUES. ANY FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX-QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH A TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS")

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, you will have the following options:

    1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option. (See "Annuity payout options"). At any time after the termination of Contributions but before the Annuity Commencement Date, a Participant may Surrender his or her Participant Account for a lump sum cash settlement in accordance with 3. below.

    2. TO PROVIDE ANNUITY PAYOUTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract. (See "Annuity payout options").

    3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the value next computed after we receive a written Surrender request for complete Surrender at our Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after we receive the written request.

    4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Contingent Deferred Sales Charges from the partial Surrender (see "Contract Charges").

    5. TO BEGIN MAKING MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL WITHDRAWALS WHILE ALLOWING YOUR PARTICIPANT ACCOUNT TO REMAIN IN THE ACCUMULATION PERIOD. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to certain restrictions (See "The Contracts"). For a more complete description of the restrictions and limitations of this Option, See "Systematic Withdrawal Option."

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    MAY I SURRENDER ONCE ANNUITY PAYOUTS HAVE STARTED?

    Once Annuity payments have started, no Surrenders are permitted except under a variable annuity under the Annuity Payout Option 5: Payments for a Designated Period. Surrenders may be subject to a Contingent Deferred Sales Charge.

    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYOUT OPTION?

    A Participant selects an Annuity Commencement Date (usually between the Participant's 50th birthday and the date on which the Participant attains age 70 1/2) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant's 90th birthday, or an earlier date if prescribed by applicable law.

    The Annuity Commencement Date and/or the Annuity payout option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payouts will normally be made on the first business day of each month or another mutually agreed upon business day.

    The contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, we reserve the right to begin Annuity payouts at age 90 under Option 2 with 120 monthly payments certain. Annuity payouts will depend on the investment allocation of your Participant Account in effect on the Annuity Commencement Date. However, unless required by applicable law, we will not assume responsibility in determining or monitoring any required minimum distributions. (See "Federal Tax Consequences").

    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYOUT?

    The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.

    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payouts.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?"). In this context, such modifications would have become effective on or before that anniversary.

    Upon suspension of a 403(b) Contract, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant's Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a 403(b) Contract will not preclude a Contract Owner from applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits.

    Upon suspension of all other Contracts, Hartford will not accept future contributions.

ANNUITY PAYMENT OPTIONS:

    OPTION 1: LIFE ANNUITY where we make monthly Annuity payouts for as long as the Annuitant lives.

- Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

(a)    =                                          total amount applied under the option
                                                    at the Annuity Commencement Date
              -------------------------------------------------------------------------------------------------------------
                                       Annuity Unit value at the Annuity Commencement Date
(b)    =         number of Annuity Units represented by each        x          number of monthly Annuity payouts made
                         monthly Annuity payout made

    The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.

- Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- Option 5 does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges. (See "Contract Charges"). For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity Payments commence under Option 5.

    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYOUTS COMMENCE.

    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYOUT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT OR THE JOINT LIFE EXPECTANCY OF THE ANNUITANT AND THEIR JOINT ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.

    WE MAY OFFER OTHER ANNUITY PAYOUT OPTIONS FROM TIME TO TIME. NOT ALL ANNUITY PAYMENT OPTIONS WILL BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

SYSTEMATIC WITHDRAWAL OPTION:

    If permitted by IRS regulations and the terms of the Employer's plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option ("SWO"). The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of the value of the Participant's Account at the time the SWO is elected. Payments are limited to 18.0% of the Participant's Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. Any Sales Charge otherwise applicable is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

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    A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from the Participant's Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant's Account is allocated.

    We are not responsible for determining a withdrawal amount that satisfies the minimum distribution requirements under the Code. Participants may be required to change their SWO payment amount to comply with the minimum distribution requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meets IRS minimum distribution requirements. For a discussion of the minimum distribution requirements applicable to Participants over age 70 1/2 see, "Federal Tax Considerations".

    The SWO may only be elected pursuant to an election on a form provided by us. Election of the SWO does not affect Participants' other rights under the Contracts.

HOW ARE VARIABLE ANNUITY PAYOUTS DETERMINED?

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How do I know what my Participant Account is worth?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.

    Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.

    The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.

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    Here is an example of how a Variable Annuity is determined:

                        ILLUSTRATION OF ANNUITY PAYOUTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

 A.  Net amount applied                                              $139,782.50
 B.  Initial monthly income per $1,000 of payment applied                   6.13
 C.  Initial monthly payment (A x B / 1,000)                             $856.87
 D.  Annuity Unit Value                                                    3.125
 E.  Number of monthly annuity units (C / D)                             274.198
 F.  Assume annuity unit value for second month equal to                   2.897
 G.  Second monthly payment (F x E)                                      $794.35
 H.  Assume annuity unit value for third month equal to                    3.415
 I.  Third month payment (H x E)                                         $936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

    This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

    THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See "How do I know what my Participant Account is worth?"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit

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and the corporate dividends received deduction, are not passed back to you since
Hartford is the owner of the assets from which the tax benefits are derived.

C. DIVERSIFICATION OF THE SEPARATE ACCOUNT

    For certain types of Contracts, the Internal Revenue Code ("Code") requires that investments supporting these Contracts be adequately diversified. Code
Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

       - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

       -   no more than 70% is represented by any two investments,

       -   no more than 80% is represented by any three investments and

       -   no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

D. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts.

    Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

    Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use

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

a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

E. NON-NATURAL PERSONS AS OWNERS

    Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

       - A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

       - A contract acquired by the estate of a decedent by reason of such decedent's death,

       - Certain contracts acquired with respect to tax-qualified retirement arrangements,

       - Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

       - A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

    A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

    Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. GENERATION SKIPPING TRANSFER TAX

    Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

              INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

    THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

    The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

    We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

    In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a. TRADITIONAL IRAS

    Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

    You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain

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circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified
Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

    IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b. SEP IRAS

    Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c. SIMPLE IRAS

    The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

    If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d. ROTH IRAS

    Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be

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distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

    Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

    In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

    Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

    A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

       a.   after the employee reaches age 59 1/2;

       b.  upon the employee's separation from service;

       c.   upon the employee's death or disability;

       d. in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed); or

       e. as a qualified reservist distribution upon certain calls to active duty.

    An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.

    Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.

    Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. ' 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

    Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, ($16,500 for 2009). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

    Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

    Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

    For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

    In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer or, during 2008 and 2009 certain distributions from a IRA for charitable purposes). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

    Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a. PENALTY TAXES ON PREMATURE DISTRIBUTIONS

    Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

       (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

       (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

       (iii) part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

       (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

       (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

       (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

       (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

    In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

       (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

       (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

       (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

    If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b. RMDS AND 50% PENALTY TAX

    THE RMD RULES GENERALLY DO NOT APPLY FOR THE 2009 TAX YEAR. HOWEVER, INDIVIDUALS WHO DEFERRED A 2008 RMD UNTIL APRIL 1, 2009, MUST STILL TAKE AN RMD BY THAT DATE. PLEASE CONSULT WITH A QUALIFIED TAX ADVISER OR YOUR QUALIFIED PLAN ADMINISTRATOR TO DETERMINE HOW THIS CHANGE MAY AFFECT YOU.

    If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

    An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

       (i)  the calendar year in which the individual attains age 70 1/2, or

       (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

    The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

       (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

       (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

    If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

    If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

    The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

    In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

    Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified

Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

    Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

    Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

    The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

    For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions) and other applicable conditions are met. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

    By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

    Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

       a.   an RMD amount;

       b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

       c.   any distribution made upon hardship of the employee.

    Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

    Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

    Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.

    We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

    HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2008. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

    We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

    Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

    Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

    For individual and group Contracts, up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

    Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

    Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

ADDITIONAL PAYMENTS

    Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL
PAYMENT TYPE                                                     WHAT IT'S USED FOR
-------------------------------------------------------------------------------------------------------------------------------
Access                Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts &               Occasional meals and entertainment, tickets to sporting events and other gifts.
Entertainment
Marketing             Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of
                      Financial Intermediary sales contests and/or promotions in which participants (including Registered
                      Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense     Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Allowances
Support               Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                      (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training              Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility            Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                Pay for the overall volume of their sales or the amount of money investing in our products.

    For individual and group Contracts, as of December 31, 2008, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:

    AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc.), Allen & Company, AMTrust Investment Svcs Inc., Associated Securities, Banc of America Investment Services Inc., Bancwest Investment Services, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., CCO Investment Services Corp., Citigroup, Inc. (various divisions and affiliates), Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crown Capital Securities, L.P., Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Heim & Young Securities, Huntington Investment Company, Independent Financial Group LLC, Infinex Financial Group, ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), Inter-Securities Inc., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, James T. Borello & Co., Janney Montgomery

Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, LaSalle Financial Services, Inc., Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Pension Planners Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific, Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Sun Trust Bank, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Triad Advisors, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC (various divisions), Walnut Street Securities, Inc., Waterstone Financial Group, Wells Fargo Brokerage Services, L.L.C., WaMu Investments, Inc., Woodbury Financial Services, Inc. (an affiliate of ours).

    Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

    For individual and group Contracts, as of December 31, 2008, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities:
AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

    For individual and group Contracts, for the fiscal year ended December 31, 2008, Additional Payments did not in the aggregate exceed approximately $55.8 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.06% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $7.9 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period.

    Financial Intermediaries that received Additional Payments in 2008, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford is the custodian of the Separate Account's assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

    You can also send inquiries to us electronically by Internet through our website at retire.hartfordlife.com.

    FINANCIAL STATEMENTS

    You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

                                   APPENDIX I
                            ACCUMULATION UNIT VALUES

          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS FOR THE SEPARATE ACCOUNTS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

         MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE OF 0.35%
                  (AS A PERCENTAGE OF DAILY SUB-ACCOUNT VALUE)

                                                          YEAR ENDING DECEMBER 31,
                                           2008             2007             2006             2005
-----------------------------------------------------------------------------------------------------
AIM BASIC VALUE FUND
Accumulation unit value at beginning
 of period                                 $13.832          $13.734          $12.179          $11.578
Accumulation unit value at end of
 period                                     $6.638          $13.832          $13.734          $12.179
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    157              185              199              166
AIM TECHNOLOGY FUND
Accumulation unit value at beginning
 of period                                  $9.858           $9.214           $8.406           $8.285
Accumulation unit value at end of
 period                                     $5.447           $9.858           $9.214           $8.406
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     12                9                7                3
AMERICAN CENTURY EQUITY INCOME FUND
Accumulation unit value at beginning
 of period                                 $16.303          $16.072          $13.502          $13.224
Accumulation unit value at end of
 period                                    $12.988          $16.303          $16.072          $13.502
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    188              193              192              158
FEDERATED SHORT-TERM INCOME FUND
Accumulation unit value at beginning
 of period                                 $11.468          $11.056          $10.610          $10.416
Accumulation unit value at end of
 period                                    $11.263          $11.468          $11.056          $10.610
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     13               12               13               13
FIDELITY ADVISOR VALUE STRATEGIES FUND
Accumulation unit value at beginning
 of period                                 $17.231          $16.450          $14.277          $14.018
Accumulation unit value at end of
 period                                     $8.350          $17.231          $16.450          $14.277
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     44               43               37               45
FRANKLIN BALANCE SHEET INVESTMENT FUND
Accumulation unit value at beginning
 of period                                 $18.653          $19.369          $16.705          $15.116
Accumulation unit value at end of
 period                                    $11.894          $18.653          $19.369          $16.705
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    155              165              161              136

                                                    YEAR ENDING DECEMBER 31,
                                                2004             2003            2002
--------------------------------------  ------------------------------------------------
AIM BASIC VALUE FUND
Accumulation unit value at beginning
 of period                                      $10.479           $7.862         $10.000
Accumulation unit value at end of
 period                                         $11.578          $10.479          $7.862
Number of accumulation units
 outstanding at end of period (in
 thousands)                                         127               82              55
AIM TECHNOLOGY FUND
Accumulation unit value at beginning
 of period                                       $8.043           $5.638         $10.000
Accumulation unit value at end of
 period                                          $8.285           $8.043          $5.638
Number of accumulation units
 outstanding at end of period (in
 thousands)                                           4                2              --
AMERICAN CENTURY EQUITY INCOME FUND
Accumulation unit value at beginning
 of period                                      $11.793           $9.525         $10.000
Accumulation unit value at end of
 period                                         $13.224          $11.793          $9.525
Number of accumulation units
 outstanding at end of period (in
 thousands)                                         125               96              59
FEDERATED SHORT-TERM INCOME FUND
Accumulation unit value at beginning
 of period                                      $10.236          $10.160         $10.000
Accumulation unit value at end of
 period                                         $10.416          $10.236         $10.160
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          12               10               4
FIDELITY ADVISOR VALUE STRATEGIES FUND
Accumulation unit value at beginning
 of period                                      $12.303           $7.717         $10.000
Accumulation unit value at end of
 period                                         $14.018          $12.303          $7.717
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          35               25              17
FRANKLIN BALANCE SHEET INVESTMENT FUND
Accumulation unit value at beginning
 of period                                      $12.105           $9.375         $10.000
Accumulation unit value at end of
 period                                         $15.116          $12.105          $9.375
Number of accumulation units
 outstanding at end of period (in
 thousands)                                         102               71              41

                                                          YEAR ENDING DECEMBER 31,
                                           2008             2007             2006             2005
-----------------------------------------------------------------------------------------------------
JOHN HANCOCK SMALL CAP EQUITY FUND
Accumulation unit value at beginning
 of period                                 $12.438          $12.305          $11.557          $10.716
Accumulation unit value at end of
 period                                     $6.900          $12.438          $12.305          $11.557
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     43               42               41               39
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND
Accumulation unit value at beginning
 of period                                 $12.356          $11.120          $10.382          $10.029
Accumulation unit value at end of
 period                                     $7.762          $12.356          $11.120          $10.382
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     95               98               95               88
OAKMARK INTERNATIONAL SMALL CAP FUND
Accumulation unit value at beginning
 of period                                 $27.253          $29.834          $22.193          $18.366
Accumulation unit value at end of
 period                                    $14.744          $27.253          $29.834          $22.193
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     68               76               75               65
PUTNAM INTERNATIONAL EQUITY FUND
Accumulation unit value at beginning
 of period                                 $19.670          $18.209          $14.249          $12.702
Accumulation unit value at end of
 period                                    $10.812          $19.670          $18.209          $14.249
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    129              134              110               88
VAN KAMPEN EQUITY AND INCOME FUND
Accumulation unit value at beginning
 of period                                 $15.426          $14.991          $13.368          $12.443
Accumulation unit value at end of
 period                                    $11.562          $15.426          $14.991          $13.368
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    400              426              375              259
CALVERT SOCIAL INVESTMENT FUND EQUITY
 PORTFOLIO
Accumulation unit value at beginning
 of period                                 $13.558          $12.413          $11.341          $11.329
Accumulation unit value at end of
 period                                     $8.662          $13.558          $12.413          $11.341
Number of accumulation units
 outstanding at end of period (in
 thousands)                                      1               --               --               --
HARTFORD CAPITAL APPRECIATION HLS FUND
Accumulation unit value at beginning
 of period                                 $22.058          $18.947          $16.304          $14.160
Accumulation unit value at end of
 period                                    $11.959          $22.058          $18.947          $16.304
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    243              247              206              162
HARTFORD MIDCAP HLS FUND
Accumulation unit value at beginning
 of period                                 $20.551          $17.887          $16.063          $13.803
Accumulation unit value at end of
 period                                    $13.245          $20.551          $17.887          $16.063
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    181              180              164              140
HARTFORD MONEY MARKET HLS FUND
Accumulation unit value at beginning
 of period                                 $11.393          $10.894          $10.441          $10.188
Accumulation unit value at end of
 period                                    $11.596          $11.393          $10.894          $10.441
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    265              253              154               50

                                                    YEAR ENDING DECEMBER 31,
                                                2004             2003            2002
--------------------------------------  ------------------------------------------------
JOHN HANCOCK SMALL CAP EQUITY FUND
Accumulation unit value at beginning
 of period                                       $9.528           $6.421         $10.000
Accumulation unit value at end of
 period                                         $10.716           $9.528          $6.421
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          33               22              13
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND
Accumulation unit value at beginning
 of period                                       $9.480           $7.512         $10.000
Accumulation unit value at end of
 period                                         $10.029           $9.480          $7.512
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          90               58              26
OAKMARK INTERNATIONAL SMALL CAP FUND
Accumulation unit value at beginning
 of period                                      $14.293           $9.410         $10.000
Accumulation unit value at end of
 period                                         $18.366          $14.293          $9.410
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          42               22              10
PUTNAM INTERNATIONAL EQUITY FUND
Accumulation unit value at beginning
 of period                                      $10.966           $8.588         $10.000
Accumulation unit value at end of
 period                                         $12.702          $10.966          $8.588
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          59               43              27
VAN KAMPEN EQUITY AND INCOME FUND
Accumulation unit value at beginning
 of period                                      $11.171           $9.177         $10.000
Accumulation unit value at end of
 period                                         $12.443          $11.171          $9.177
Number of accumulation units
 outstanding at end of period (in
 thousands)                                         218              160              89
CALVERT SOCIAL INVESTMENT FUND EQUITY
 PORTFOLIO
Accumulation unit value at beginning
 of period                                           --               --              --
Accumulation unit value at end of
 period                                              --               --              --
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          --               --              --
HARTFORD CAPITAL APPRECIATION HLS FUND
Accumulation unit value at beginning
 of period                                      $11.904           $8.391         $10.000
Accumulation unit value at end of
 period                                         $14.160          $11.904          $8.391
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          85               35              18
HARTFORD MIDCAP HLS FUND
Accumulation unit value at beginning
 of period                                      $11.896           $8.671         $10.000
Accumulation unit value at end of
 period                                         $13.803          $11.896          $8.671
Number of accumulation units
 outstanding at end of period (in
 thousands)                                         107               70              39
HARTFORD MONEY MARKET HLS FUND
Accumulation unit value at beginning
 of period                                      $10.128          $10.088         $10.000
Accumulation unit value at end of
 period                                         $10.188          $10.128         $10.088
Number of accumulation units
 outstanding at end of period (in
 thousands)                                           2                2              --

                                                          YEAR ENDING DECEMBER 31,
                                           2008             2007             2006             2005
-----------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
Accumulation unit value at beginning
 of period                                 $13.408          $12.705          $11.120          $10.180
Accumulation unit value at end of
 period                                     $7.598          $13.408          $12.705          $11.120
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     92              102               99              115
HARTFORD TOTAL RETURN BOND HLS FUND
Accumulation unit value at beginning
 of period                                 $13.600          $13.039          $12.485          $12.229
Accumulation unit value at end of
 period                                    $12.519          $13.600          $13.039          $12.485
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    200              154              116               89

                                                    YEAR ENDING DECEMBER 31,
                                                2004             2003            2002
--------------------------------------  ------------------------------------------------
HARTFORD STOCK HLS FUND
Accumulation unit value at beginning
 of period                                       $9.806           $7.781         $10.000
Accumulation unit value at end of
 period                                         $10.180           $9.806          $7.781
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          64               47              31
HARTFORD TOTAL RETURN BOND HLS FUND
Accumulation unit value at beginning
 of period                                      $11.730          $10.915         $10.000
Accumulation unit value at end of
 period                                         $12.229          $11.730         $10.915
Number of accumulation units
 outstanding at end of period (in
 thousands)                                          63               50              28

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                                PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION                                                       2
 Safekeeping of Assets                                                    2
 Experts                                                                  2
 Non-Participating                                                        2
 Misstatement of Age or Sex                                               2
 Principal Underwriter                                                    2
 Additional Payments                                                      2
PERFORMANCE RELATED INFORMATION                                           6
 Total Return for all Sub-Accounts                                        6
 Yield for Sub-Accounts                                                   7
 Money Market Sub-Accounts                                                7
 Additional Materials                                                     7
 Performance Comparisons                                                  7
FINANCIAL STATEMENTS

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

         a.   attained age 59 1/2

         b.  severance from employment

         c.   died, or

         d.  become disabled.

Distributions of post December 31, 1988 Contributions (excluding any income thereon) may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service. Also, please be aware that your 403(b) plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144 1583

Name of Contractholder/Participant

Address

City or Plan/School District

Date

    To obtain a Statement of Additional Information, complete the form below and mail to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford CT 06144-1583

    Please send a Statement of Additional Information for Separate Account Eleven (Form HV-3573-11) to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

                            SEPARATE ACCOUNT ELEVEN

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: IPD/Retirement Plans Service Center, P.O. Box 1583, Hartford, CT 06144-1583

Date of Prospectus: May 1, 2009
Date of Statement of Additional Information: May 1, 2009

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                6
  Total Return for all Sub-Accounts                                            6
  Yield for Sub-Accounts                                                       7
  Money Market Sub-Accounts                                                    7
  Additional Materials                                                         7
  Performance Comparisons                                                      7
FINANCIAL STATEMENTS

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS described in Note 1 and Note 17) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Eleven (the "Account") as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 18, 2009, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

With respect to the unaudited interim financial information for the periods ended March 31, 2009 and 2008 which is incorporated by reference herein, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2009 and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a "report" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past two years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2008: $8,078,857; 2007:
$5,070,354; and 2006: $2,676,193.

ADDITIONAL PAYMENTS

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in 2008 of items

HARTFORD LIFE INSURANCE COMPANY                                            3

-------------------------------------------------------------------------------

such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

A.G. Edwards & Sons, Inc., Abacus Investments, Inc., ABD Financial Services, Inc., Access Financial Group, Inc., Access Investments, Inc., Acument Securities, Inc., Addison Avenue Federal Credit Union, ADP Broker-Dealer, Inc., Advanced Advisor Group, Advanced Equities, Inc., Advantage Capital Corp., Advisory Group Equity Services Ltd., AFA Financial Group, LLC., Affinity Bank, AFS Brokerage, Inc., AIG Equity Sales Corp., AIG Financial Advisors, AIG Retirement Advisors, Inc., AIM Distributors, Inc., Aim Investments, Alamo Capital, All Nevada Insurance, Allegacy Federal Credit Union, Allegheny Investments Ltd., Allen & Co. of Florida, Inc., Alliance Bank, AllianceBernstein, AllianceBernstein Investment Research, AllState Financial Services, LLC., Altura Credit Union, AMCORE Bank, NA., Amcore Investment Services, Inc., American Bank, NA., American Classic Securities, American Funds & Trusts, Inc., American General Securities Inc., American Heritage Federal Credit Union, American Independent Securities Group, American Independent Securities, Inc., American Investors Company, American Investors Group, American Municipal Securities, Inc., American Portfolios Financial Services, American Securities Group, Inc., American Trust & Savings Bank, Ameriprise Financial Services, Inc., Ameritas Investment Corp., Ameritrade, Inc., Ames Community Bank, Amsouth Bank, Amsouth Investment Services, AmTrust Bank, Amtrust Investment Services, Inc., Anchor Bank, Anderson & Strudwick, Inc., Andrew Garrett, Inc., Arlington Securities, Inc., Arrowhead Central Credit Union, Arvest Asset Management, Arvest Bank, Ascend Financial Services, Inc., Askar Corp., Asset Management Securities Corp., Associated Bank, NA., Associated Financial Services, Inc., Associated Investment Services, Inc., Associated Securities Corp., Astoria Federal Savings & Loan Association, Atlantic Securities, Inc., Avisen Securities, Inc., AXA Advisors, LLC., Ayre Investments, B.B. Graham & Co., B.C. Ziegler and Company, Banc of America Investment Services, Inc., Bancnorth Investment Group, Inc., Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank of Albuquerque, NA., Bank of America, Bank of Clarendon, Bank of Clarke County, Bank of Stockton, Bank of Texas, Bank of the Commonwealth, Bank of the South, Bank of the West, Bankers & Investors Co., Bankers Life and Casualty, Banknorth, BankUnited, FSB, BankWest, Inc., Bannon, Ohanesian & Lecours, Inc., Banorte Securities, Banorte Securities International, Bates Securities, Inc., BB&T Investment Services, Inc., BCG Securities, Inc., Beaconsfield Financial Services., Inc., Benchmark Investments, Inc., Beneficial Investment Services, Bernard Herold & Co., Inc., Berthel, Fisher & Co. Financial Services, Inc., Bethpage Federal Credit Union, BI Investments, LLC., Bodell Overcash Anderson & Co., Boeing Employees Credit Union, BOSC, Inc., Brecek & Young Advisors, Inc., Brighton Securities Corp., Britton & Koontz Bank, N.A., Broad Street Securities, Inc., Broker Dealer Financial Services Corp., Brokersxpress LLC., Brookstone Securities, Inc., Brookstreet Securities Corp., Brown Advisory Securities Inc., Brown, Lisle/Cummings, Inc., Bruce A Lefavi Securities, Inc., Busey Bank, Butler, Wick & Co., Inc., C.R.I. Securities, Inc., Cadaret, Grant & Co., Inc., California Bank & Trust, California Credit Union, California National Bank, Calton & Associates, Inc., Cambridge Investment Research, Inc., Cambridge Legacy Sec., LLC., Cambridge State Bank, Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank, Capital Brokerage Corporation, Capital Choice, Capital City Bank, Capital Financial Services, Inc., Capital Growth Resources, Capital Investment Group, Inc., Capital Investment Services, Inc., Capital One Investments Services, LLC., Capital Securities Investment Corp., Capital Securities Management, Capital Select Investments Corp., Capital Wealth Advisors, Inc., Capital West Securities, Inc., CapitalBank, Capitol Federal Savings Bank, Capitol Securities Management, Inc., Carolina First Bank, Carolinas Investment Consulting LLC., Cary Street Partners, LLC., Cascade Investment Group, Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centennial Securities Co., Inc., Central State Bank, Central Virginia Bank, Century National Bank, Century Securities Associates, Inc., CFD Investments, Inc., Chapin, Davis, Charles Schwab, Chase Investments Services Corp., Chemical Bank West, Chevy Chase Financial Services, CIBC World Markets Corp., Citadel Federal Credit Union, Citi Bank, Citicorp Investment Services, Citigroup Global Markets, Inc., Citizens & Farmers Bank, Citizens Bank, Citizens Business Bank, City Bank, City Securities Corporation, Coastal Federal Credit Union, Coburn & Meredith, Inc., Colonial Bank, N.A., Colonial Brokerage, Inc., Comerica Bank, Comerica Securities, Commerce Bank, N.A., Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commercial & Savings Bank/Mllrsbrg, Commercial Federal Bank, Commonwealth Bank & Trust Co., Commonwealth Financial Network, Commonwealth Investment Services, Inc., Community Bank, Community Bank & Trust, Community Credit Union, Community Investment Services, Inc., Compass Bank, Compass Brokerage, Inc., Comprehensive Financial Services, Conservative Financial Services., Inc., Coordinated Capital Securities, Inc., Country Club Financial Services., Inc., Countrywide Bank, Countrywide Investment Services, Inc., Credit Union West, Crews & Associates, Inc., Crowell, Weedon & Co., Crown Capital Securities, LLP, CUE, Cullum & Burks Securities, Inc., Cumberland Brokerage Corp., Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., CW Securities, LLC., D.A. Davidson & Company, Davenport & Company LLC., David A. Noyes & Company, David Lerner Associates, Inc., DaVinci Capital Management, Inc., Dawson James Securities, Inc., Delta Equity Services Corp., Delta Trust Investment, Inc., Deutsche Bank Securities, Inc., DeWaay Financial Network, DFCU Financial Federal Credit Union, Dilworth, Diversified Securities, Inc., Dominion Investor Services., Inc., Dorsey & Company, Inc., Dougherty &

4                                            HARTFORD LIFE INSURANCE COMPANY

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Company LLC., Dubuque Bank & Trust Co., Dumon Financial, Duncan-Williams, Inc.,
Dupaco Community Credit Union, Eagle Bank, Eagle One Financial, Eagle One Investments, LLC., Eastern Bank, Eastern Financial Florida Credit Union, ECM Securities Corporation, EDI Financial, Inc., Edward Jones, Effex National Security, Eisner Securities, Inc., Emclaire Financial Corp., Emerson Equity, LLC., Empire Bank, Empire Financial Group, Inc., Empire Securities Corporation, Emporia State Bank & Trust Co., Ensemble Financial Services, Inc., EPlanning Securities, Inc., Equitable Bank, Equitas America, LLC, Equity Services, Inc., ESL Federal Credit Union, Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC., Evans National Bank, EVB, Evolve Securities, Inc., Excel Securities & Assoc., Inc., Fairport Capital, Inc., Fairwinds Credit Union, Farmers National Bank, Farmers National Bank/Canfield, Feltl & Company, Ferris/Baker Watts, FFP Securities, Inc., Fidelity Bank, Fidelity Brokerage Services., LLC., Fidelity Federal Bank & Trust, Fidelity Investments, Fifth Third Bank, Fifth Third Securities, FIMCO Securities Group, Inc., Financial Center Credit Union, Financial Network Investment Corp., Financial Partners Credit Union, Financial Planning Consultants, Financial Security Management, Inc., Financial West Group, Fintegra LLC., First Allied Securities, First America Bank, First American Bank, First Bank, First Brokerage America, First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Services, First Command Financial Planning, First Commonwealth Bank, First Commonwealth Federal Credit Union, First Community Bank, First Community Bank, N.A., First Federal Bank, First Federal Savings & Loan of Charlston, First Financial Bank, First Financial Equity Corp., First Global Securities, Inc., First Harrison Bank, First Heartland Capital Inc., First Hope Bank, First Investment Services, First MidAmerica Investment Corp., First Midwest Bank, First Midwest Securities, First Montauk Securities, First National Bank, First National Investments Inc, First Niagara Bank, First Northern Bank of Dixon, First Place Bank, First Southeast Investment Services, First St. Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Wall Street Corporation, First Western Securities Inc., FirstMerit Securities, Inc., FiServ Investor Services, Inc., Flagstar Bank, FSB, Florida Investment Advisers, Flushing Savings Bank, FSB, FMN Capital Corporation, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Folger Nolan Fleming Douglas, Foothill Securities, Inc., Foresters Equity Services, Inc., Fortune Financial Services, Founders Financial Securities, LLC., Fox and Company, Franklin Bank, Franklin/Templeton Dist., Inc., Freedom Financial, Inc., Fremont Bank, Frontier Bank, Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., Gateway Bank and Trust Company, Geneos Wealth Management, Inc., Genworth Financial Securities Corp., GIA Financial Group, L.L.C., Girard Securities Inc., Global Brokerage Services, Gold Coast Securities, Inc., Golden One Credit Union, Great American Advisors, Inc., Great American Investors, Inc., Great Lakes Capital, Inc., Greenberg Financial Group, Gregory J Schwartz & Co., Inc., Gunnallen Financial, Inc., GWN Securities, Inc., H&R Block Financial Advisers, Inc., H. Beck, Inc., H.D.Vest Investment Services, Haas Financial Products, Inc., Hancock Bank, Hancock Investments Services, Harbor Financial Services, LLC., Harbour Investments, Inc., Harger and Company, Inc., Harold Dance Investments, Harris Investor Services, Inc., Harvest Capital LLC, Hawthorne Securities Corp., Hazard & Siegel, Inc., Hazlett, Burt & Watson, Inc., HBW Securities, LLC, HCSB, Heartland Investment Associates, Inc., Heim & Young Securities, Inc., Heim Young & Associates, Inc., Hibernia Investments, LLC, Hibernia National Bank, High Country Bank, High Ridge Insurance Services, Hilliard Lyons, HNB National Bank, Home Savings & Loan Company of Youngstown, Home Savings Bank, Horizon Bank, Hornor, Townsend & Kent, Inc., Horwitz & Associates, Inc., Howe Barnes Investments, Inc., HRC Investment Services, Inc., HSBC Bank USA, National Associates, HSBC International, HSBC Securities (USA) Inc., Huntingdon Securities Corp., Huntington Investment Co., Huntington National Bank, Huntington Valley Bank, Huntleigh Securities Corp., IBC Investments, IBN Financial Services, Inc., ICBA Financial Services Corp., IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Financial Securities Inc., Independent Financial Group, LLC., Indiana Merchant Banking & Brokerage, Infinex Investment, Inc., Infinity Securities, Co., Inc., ING Financial Advisors, LLC, ING Financial Partners, Innovative Solutions, Integrated Financial Inc., Intercarolina Financial Services, Inc., Interpacific Investor Services, InterSecurities, Inc., INTRUST Bank, NA., Intrust Brokerage Inc., Invesmart Securities, LLC., INVEST Financial Corporation, Investacorp, Inc., Investment Center, Inc., Investment Centers of America, Investment Management Corp., Investment Network, Inc., Investment Planners, Inc., Investment Professionals, Inc., Investment Security Corp., Investors Capital Corp., Investors Resources Group, Inc., Iowa State Bank, ISG Equity Sales Corporation, J.B. Hanauer & Co., J.J.B Hilliard, W.L.Lyons LLC., J.P. Turner & Co., J.W. Cole Financial, Inc., Jack V Butterfield Investment Co., Jackson Securities, LLC., Jacksonville Savings Bank, James C. Butterfield, Inc., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corp., Jesup & Lamont Securities Corp., JHW Financial Services, Inc., JHW Securities, JJB Hilliard/WL Lyons, Inc., Jones Bains Sides Investments Group, Joseph James Financial Services, Kalos Capital, Inc., Kaplan & Co., Securities Inc., KCD Financial, Inc., Keesler Federal Credit Union, Kern National Federal Credit Union, Kern Schools Federal Credit Union, Key Bank, Key Investment Services, LLC., Key Investor Services, KeyBank, NA., KeyPoint Credit Union, Kinecta Credit Union, Kirkwood Bank & Trust Co., KleinBank, KMS Financial Services, Inc., Kovack Securities, Inc., L.F. Financial, LLC., L.M. Kohn & Company, LaBrunerie Financial Services, Inc., Lake Area Bank, Lake Community Bank, Landmark Credit Union, Lara, Shull & May, LTD., LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Lawrence Jorgenson, Legacy Asset Securities, Inc., Legacy

HARTFORD LIFE INSURANCE COMPANY                                            5

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Financial Services, Inc., Legend Equities Corporation, Legends Bank, Legg
Mason/Citigroup Global Market, Leigh Baldwin & Co., LLC., Leonard & Company, Lesko Securities Inc., Leumi Investment Services, Inc., Lexington Investment Co., Inc., LFA, Liberty Group, LLC., Liberty Securities Corporation, Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger, LOC Federal Credit Union, Lockheed Federal Credit Union, Lombard Securities, Inc., Long Island Financial Group, Lord, Abbett & Co., Lowell & Company, Inc., LPL Financial, M Holdings Securities, Inc., M&I Bank, M&I Brokerage Services, Inc., M&I Financial Advisors, Inc., M&T Bank, M&T Securities, Inc., M. Griffith, Inc., M.L. Stern & Co. Inc., Madison Avenue Securities, Inc., Madison Bank & Trust, Main Street Securities, LLC., Manarin Securities Corp., Manna Financial Services Corp., Mascoma Savings Bank, Mass Institute of Technology Credit Union, Mass Mutual, Maxim Group LLC., McGinn, Smith & Co., Inc., McNally Financial Services Corp.; Means Investment Co., Inc., Medallion Equities, Inc., Medallion Investment Services Inc., Mercantile Bank, Mercantile Brokerage Services Inc., Mercantile Trust & Savings Bank, Merrill Lynch Inc., Merrimac Corporate Securities, Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS Fund Distributors, Inc., MICG Investment Management, Michigan Catholic Credit Union, Michigan Securities, Inc., Mid Atlantic Capital Corp., MidAmerica Financial Services Inc., Mid-Atlantic Securities, Inc., Midwestern Sec Trading CO, LLC., Milkie/Ferguson Investments, Mission Federal Credit Union, MMC Securities Corp., MML Investor Services, Inc., Moloney Securities Co., Inc., Money Concepts Capital Corp, Money Management Advisory Inc., Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Peabody, Inc., Morgan Stanley & Co., Inc., MSCS Financial Services, LLC., MTL Equity Products, Inc., Multi-Financial Securities Corp., Multiple Financial Services., Inc., Mutual Funds Assoc., Inc., Mutual Securities, Inc., Mutual Service Corp., NatCity Investments, National Bank & Trust, National City Bank of Midwest, National Financial Services Corp., National Investors Services, National Pension & Group Consultant, National Planning Corporation, National Securities Corp., Nations Financial Group, Inc., Nationwide Investment Service Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, NBC Financial Services, NBC Securities, Inc., NBT Bank, Neidiger, Tucker, Bruner, Inc., Nelson Securities, Inc., Networth Strategic, New England Securities Corp., New Horizon Asset Management Group, LLC., NewAlliance Bank, NewAlliance Investments, Inc., Newbridge Securities Corp., Nexity Financial Services, Inc., Next Financial Group, NFB Investment Services Corp., NFP Securities, Inc., NIA Securities, LLC., Nodaway Valley Bank, Nollenberger Capital Partners, North Ridge Securities Corp., Northeast Securities, Inc., Northern Trust Company, Northern Trust Securities, Inc., Northridge Capital Corp., Northwestern Mutual Investment Services, Inc., Nutmeg Securities, Ltd., NYLIFE Securities Inc., O.N. Equity Sales Co., Oak Tree Securities, Inc., Oakbrook Financial Group, Inc., Oberlin Financial Corporation, OFG Financial Services, Inc., Ogilvie Security Advisors Corp., Ohio National Equities, Inc., O'Keefe Shaw & Company, Old National Bank, ON Equity Sales Co., OneAmerica Securities Inc., Oppenheimer and Co., Inc., Orange County Teachers Federal Credit Union, P & A Financial Sec's Inc., Pacific Cascade Federal Credit Union, Pacific Financial Assoc., Pacific West Securities, Inc., Packerland Brokerage Services, Inc., Paragon Bank & Trust, Park Avenue Securities, Parsonex Securities, Inc., Partnervest Securities, Inc., Patapsco Bank, Patelco Credit Union, Paulson Investment Company Inc., Peachtree Capital Corporation, Penn Plaza Brokerage, Pension Planners Securities Inc., Pentagon Federal Credit Union, Peoples Bank, Peoples Community Bank, Peoples Securities, Inc., Peoples United Bank, PFIC Securities Corp, Pillar Financial Services, Pimco Funds, PlanMember Securities Corp., PMK Securities & Research Inc., PNC Bank Corp., PNC Investments LLC., Premier America Credit Union, Prime Capital Services, Inc., PrimeSolutions Securities, Inc, PrimeVest Financial Services, Princor Financial Service Corp., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Protected Investors of America, Provident Bank, Provident Savings Bank, F.S.B., Pruco Securities Corp., Purshe, Kaplin & Sterling, Putnam Investments, Putnam Savings Bank, QA3 Financial Corp., Quest Capital Strategies, Inc., Quest Securities, Inc., Quest Tar, Questar Capital Corp., R.M. Stark & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corp., RBC Centura Bank, RBC Centura Securities, Inc., RBC Dain Rauscher Inc., Regal Discount Securities, Inc., Regal Securities, Inc., Regency Securities Inc., Regions Bank, Reliance Securities, LLC., Resource Horizons Group, LLC., R-G Crown Bank, Rhodes Securities, Inc., Rice Pontes Capital, Inc., Ridgeway & Conger, Inc., River City Bank, RiverStone Wealth Management, Inc., RNR Securities LLC., Robert B. Ausdal & Co., Inc., Robert W. Baird & Co. Inc., Robinson & Robinson, Inc., Rogan & Associates, Inc., Rogan, Rosenberg & Assoc., Inc., Rothschild Investment Corp., Royal Alliance Associates, Inc., Royal Securities Company, Rushmore Securities Corp., Rydex Distributors, Inc., S F Police Credit Union, S.C. Parker & Co., Inc., Sage, Rutty & Co., Inc., Sammons Securities Company LLC., San Mateo County Employees Credit Union, Sanders Morris Harris Inc., Sandy Spring Bank, Sawtooth Securities, LLC., Saxony Securities, Inc., SCF Securities, Inc., School Employees Credit Union, Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Seacoast National Bank, Securian Financial Services, Securities America, Inc., Securities Equity Group, Securities Service Network, Inc., Security Service Federal Credit Union, Shields & Company, Sicor Securities Inc., Sigma Financial Corporation, Signator Investors Inc., Signature Bank, Signature Financial Group, Inc., Signature Securities Group, SII Investments, Silicone Valley Securities, SMH Capital, Smith Barney, Smith Barney Bank Advisor, Smith Hayes Financial Services Corp., Sorrento Pacific Financial LLC., Source Capital Group, Inc., South Carolina

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6                                            HARTFORD LIFE INSURANCE COMPANY

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Bank & Trust, South Valley Bank & Trust, South Valley Wealth Management,
Southeast Investments NA Inc., Southern MO Bank of Marshfield, SouthTrust Securities, Inc., Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital, Inc., Spelman & Co., Inc., Spire Securities, LLC., Stanford Group Company, Stephen A. Kohn & Associates, Stephens, Inc., Sterling Savings Bank, Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stock Depot Inc, Stockcross, Inc., Stofan, Agazzi & Company, Inc., Strand Atkinson Williams York, Strategic Alliance Corp., Strategic Financial Alliance, Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Summitalliance Securities, LLC., SunAmerica, Sunset Financial Services, Inc., SunTrust Investment Services, Inc., Superior Bank, Surrey Bank & Trust, Susquehanna Bank, SWBC Investment Company, SWS Financial Services, Symetra Investment Services Inc., Synergy Investment Group, Synovus Securities, T.J. Raney & Sons, Inc., Taylor Securities, Inc., TD Bancnorth, National Assoc., TD Waterhouse Investor Services, Inc., Technology Credit Union, Telesis Community Credit Union, Telhio Credit Union, TFS Securities, Inc., The Advisors Group, Inc., The Capital Group Sec. Inc., The Concord Equity Group, LLC., The Golden 1 Credit Union, The Huntington Investment Co., The Huntington Investment Company, The Legend Gray, Thomasville National Bank, Thoroughbred Financial Services, LLC., Thrasher & Company, Thrivent Investment Management, Inc., Thurston, Springer, Miller, Her, TierOne Bank, TimeCapital Securities Corp., Tower Square Securities, Inc., TradeStar Investments, Inc., Transamerica Financial Advisor, TransWest Credit Union, Tri Counties Bank, Triad Advisors, Inc., Tri-County Financial Group, Inc., Triequa Capital Corporation, Triune Capital Advisors, Troy Bank & Trust, Trustmark National Bank, Trustmont Financial Group Inc., U.S Bank, UBS Financial Services, Inc., UBS International; UBS Private Banking, UMB Bank, UMB Financial Services, Inc., UMB Scout Brokerage Services, Union Bank, Union Bank & Trust, Union Bank Company, Union Bank of California, N.A., Union Bank of Chandler, Union Capital Company, Union Savings Bank, UnionBanc Investment Services, United Bank, Inc., United Brokerage Services, Inc., United Community Bank, United Financial Group, United Planners Financial Services of America, United Securities Alliance Inc., Univest Investments, Inc., US Alliance Credit Union, US Bancorp Investments, US Bank, N.A., USA Financial Securities Corp., USAllianz Securities, Inc., USI Securities, UVest Financial Services, V.B.C. Securities, VALIC Financial Advisors, Inc., ValMark Securities, Van Kampen Investments, Inc., VanDerbilt Securities, LLC., Veritrust Financial, LLC., VFinance Investments, Inc., Vinson Assoc., Vision Bank, Vision Invstmnt Services, Inc., Vision Securities, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., VYstar Credit Union, Waccamaw Bank, Wachovia Bank, Wachovia Securities Inc. Financial Network, Wachovia Securities ISG, Wachovia Securities LLC., Waddell & Reed, Inc., Wakulla Bank, Wald Group, Wall Street Electronica, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., WAMU, WaMu Investments, Inc., Washington Mutual, Wasserman & Associates, Waterstone Financial Group, Wayne Hummer Investments LLC., Wayne Savings Community Bank, Wealth Management Services, Webster Bank, Webster Investments, Wedbush Morgan Securities Inc., Weitzel Financial Services Inc., Wells Fargo Investments, Wells Fargo Securities Independent, Wells Federal Bank, Wellstone Securities, LLC., WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Credit Union, Wescom Financial Services, West Alabama Bank & Trust, West Coast Bank, Westamerica Bank, Western Federal Credit Union, Western International Securities, Westfield Bakerink Brozak LLC., Westminster Financial Investment, Westminster Financial Securities, Inc., Westport Securities, L.L.C., WFG Securities Corp., Whitney National Bank, Whitney Securities, LLC., Wilbank Securities, Wiley Bros.-Aintree Capital, William C. Burnside & Company, Wilmington Brokerage Services, Wilmington Trust Co., Windsor Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc., Woodforest National Bank, Woodlands Securities Corp., Woodmen Financial Services Inc., Woodstock Financial Group, Inc., Workman Securities Corp., World Equity Group Inc., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc., Wunderlich Securities Inc., XCU Capital Corp., Inc., Xerox Credit Union, Zeigler Investment Services.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

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HARTFORD LIFE INSURANCE COMPANY                                            7

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The formula Hartford uses to calculate standardized total return is P(1+T) TO
THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Eleven (the "Account"), as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account Eleven as of December 31, 2008, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 18, 2009

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008


                                    AMERICAN CENTURY
                                       VP EQUITY              AMERICAN CENTURY           AMERICAN CENTURY
                                      INCOME FUND             VP ULTRA(R) FUND           VP BALANCED FUND
                                      SUB-ACCOUNT                SUB-ACCOUNT              SUB-ACCOUNT (1)
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               481,014                       --                         --
   Class INV                               404,862                       --                         --
   Other class                                  --                    1,948                      9,360
                                      ============                =========                  =========
  Cost:
   Class ADV                            $3,698,573                       --                         --
   Class INV                             3,110,400                       --                         --
   Other class                                  --                  $38,890                    $58,391
                                      ============                =========                  =========
  Market Value:
   Class ADV                            $2,895,704                       --                         --
   Class INV                             2,437,267                       --                         --
   Other class                                  --                  $27,403                    $49,421
 Due from Hartford Life
  Insurance Company                          6,624                       --                         --
 Receivable from fund shares
  sold                                          --                       11                          1
 Other assets                                   --                       --                         --
                                      ------------                ---------                  ---------
 Total Assets                            5,339,595                   27,414                     49,422
                                      ------------                ---------                  ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                       11                          1
 Payable for fund shares
  purchased                                  6,624                       --                         --
 Other liabilities                              --                       --                         --
                                      ------------                ---------                  ---------
 Total Liabilities                           6,624                       11                          1
                                      ------------                ---------                  ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $5,332,971                  $27,403                    $49,421
                                      ============                =========                  =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              396,926                    3,975                      5,742
  Unit Fair Values #                        $13.44                    $6.89                      $8.61

(1)  Funded as of June 6, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                    AMERICAN CENTURY
                                   AMERICAN CENTURY         AMERICAN CENTURY            VP LARGE
                                   VP INTERNATIONAL           VP SMALL CAP               COMPANY             AMERICAN CENTURY
                                         FUND                  VALUE FUND              VALUE FUND           VP VISTA(SM) FUND
                                    SUB-ACCOUNT (1)            SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                    3,334                      43                   12,373
   Class INV                                  --                       --                      --                       --
   Other class                             2,255                       --                   3,545                       --
                                       =========                =========               =========               ==========
  Cost:
   Class ADV                                  --                  $26,927                    $344                 $199,857
   Class INV                                  --                       --                      --                       --
   Other class                           $22,360                       --                  20,858                       --
                                       =========                =========               =========               ==========
  Market Value:
   Class ADV                                  --                  $17,871                    $337                 $133,256
   Class INV                                  --                       --                      --                       --
   Other class                           $13,395                       --                  15,055                       --
 Due from Hartford Life
  Insurance Company                           --                       --                      --                      136
 Receivable from fund shares
  sold                                        --                       13                      17                       --
 Other assets                                 --                       --                      --                       --
                                       ---------                ---------               ---------               ----------
 Total Assets                             13,395                   17,884                  15,409                  133,392
                                       ---------                ---------               ---------               ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                       13                      17                       --
 Payable for fund shares
  purchased                                   --                       --                      --                      136
 Other liabilities                            --                       --                      --                       --
                                       ---------                ---------               ---------               ----------
 Total Liabilities                            --                       13                      17                      136
                                       ---------                ---------               ---------               ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $13,395                  $17,871                 $15,392                 $133,256
                                       =========                =========               =========               ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              1,870                    1,806                   2,165                   14,962
  Unit Fair Values #                       $7.16                    $9.90                   $7.11                    $8.91


                                   AMERICAN CENTURY         AMERICAN CENTURY        AMERICAN CENTURY
                                 VP INFLATION-ADJUSTED          VP EQUITY             VP INCOME &
                                       BOND FUND               GROWTH FUND            GROWTH FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (2)
-----------------------------  ------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               2,629                      --                       --
   Class INV                                  --                      --                       --
   Other class                                --                      58                   62,497
                                       =========                 =======               ==========
  Cost:
   Class ADV                             $28,962                      --                       --
   Class INV                                  --                      --                       --
   Other class                                --                  $1,055                 $411,604
                                       =========                 =======               ==========
  Market Value:
   Class ADV                             $27,684                      --                       --
   Class INV                                  --                      --                       --
   Other class                                --                    $907                 $301,235
 Due from Hartford Life
  Insurance Company                          580                      --                       --
 Receivable from fund shares
  sold                                        --                       2                        6
 Other assets                                 --                      --                       --
                                       ---------                 -------               ----------
 Total Assets                             28,264                     909                  301,241
                                       ---------                 -------               ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                       2                        6
 Payable for fund shares
  purchased                                  580                      --                       --
 Other liabilities                            --                      --                       --
                                       ---------                 -------               ----------
 Total Liabilities                           580                       2                        6
                                       ---------                 -------               ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $27,684                    $907                 $301,235
                                       =========                 =======               ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              2,577                     119                   43,062
  Unit Fair Values #                      $10.74                   $7.61                    $7.00

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

                                                                                         AIM V.I.
                                    AMERICAN CENTURY          AMERICAN CENTURY           SMALL CAP
                                     VP ULTRA FUND             VP VALUE FUND            EQUITY FUND
                                    SUB-ACCOUNT (3)           SUB-ACCOUNT (3)         SUB-ACCOUNT (1)
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                         --                    --
   Class INV                                   --                         --                    --
   Other class                             97,560                    278,321                 4,037
                                       ==========               ============             =========
  Cost:
   Class ADV                                   --                         --                    --
   Class INV                                   --                         --                    --
   Other class                           $903,895                 $1,680,613               $49,337
                                       ==========               ============             =========
  Market Value:
   Class ADV                                   --                         --                    --
   Class INV                                   --                         --                    --
   Other class                           $591,211                 $1,302,541               $42,875
 Due from Hartford Life
  Insurance Company                            --                         --                    --
 Receivable from fund shares
  sold                                         11                         24                     1
 Other assets                                  --                         --                    --
                                       ----------               ------------             ---------
 Total Assets                             591,222                  1,302,565                42,876
                                       ----------               ------------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            11                         24                     1
 Payable for fund shares
  purchased                                    --                         --                    --
 Other liabilities                             --                         --                    --
                                       ----------               ------------             ---------
 Total Liabilities                             11                         24                     1
                                       ----------               ------------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $591,211                 $1,302,541               $42,875
                                       ==========               ============             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              81,518                    177,427                 6,574
  Unit Fair Values #                        $7.25                      $7.34                 $6.52

(1)  Funded as of June 6, 2008.

(3)  Funded as of May 9, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    AIM V.I.                 AIM                    AIM                   AIM
                                    FINANCIAL               BASIC                 EUROPEAN           INTERNATIONAL
                                  SERVICES FUND           VALUE FUND            GROWTH FUND           GROWTH FUND
                                 SUB-ACCOUNT (1)         SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                       --                    --                    --
   Class INV                              --                       --                    --                    --
   Other class                           120                   79,316                 6,179                 5,545
                                     =======             ============            ==========            ==========
  Cost:
   Class ADV                              --                       --                    --                    --
   Class INV                              --                       --                    --                    --
   Other class                        $1,087               $2,138,382              $234,298              $154,766
                                     =======             ============            ==========            ==========
  Market Value:
   Class ADV                              --                       --                    --                    --
   Class INV                              --                       --                    --                    --
   Other class                          $494               $1,046,977              $126,290              $102,970
 Due from Hartford Life
  Insurance Company                       --                       --                    50                    --
 Receivable from fund shares
  sold                                    --                       21                    --                    73
 Other assets                             --                       --                    --                    --
                                     -------             ------------            ----------            ----------
 Total Assets                            494                1,046,998               126,340               103,043
                                     -------             ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                       21                    --                    73
 Payable for fund shares
  purchased                               --                       --                    50                    --
 Other liabilities                        --                       --                    --                    --
                                     -------             ------------            ----------            ----------
 Total Liabilities                        --                       21                    50                    73
                                     -------             ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $494               $1,046,977              $126,290              $102,970
                                     =======             ============            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            148                  157,970                23,354                12,033
  Unit Fair Values #                   $3.34                    $6.63                 $5.41                 $8.56

                                       AIM                   AIM                    AIM
                                   MID CAP CORE           SMALL CAP                 REAL
                                   EQUITY FUND           GROWTH FUND            ESTATE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                      --
   Class INV                                --                20,086                      --
   Other class                           5,984                    --                  52,869
                                    ==========            ==========            ============
  Cost:
   Class ADV                                --                    --                      --
   Class INV                                --              $568,068                      --
   Other class                        $136,904                    --              $1,429,881
                                    ==========            ==========            ============
  Market Value:
   Class ADV                                --                    --                      --
   Class INV                                --              $347,484                      --
   Other class                         $96,397                    --                $745,976
 Due from Hartford Life
  Insurance Company                         --                   894                   1,160
 Receivable from fund shares
  sold                                      24                    --                      --
 Other assets                               --                    --                      --
                                    ----------            ----------            ------------
 Total Assets                           96,421               348,378                 747,136
                                    ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         24                    --                      --
 Payable for fund shares
  purchased                                 --                   894                   1,160
 Other liabilities                          --                    --                      --
                                    ----------            ----------            ------------
 Total Liabilities                          24                   894                   1,160
                                    ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $96,397              $347,484                $745,976
                                    ==========            ==========            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           11,301                49,503                  49,304
  Unit Fair Values #                     $8.53                 $7.02                  $15.13

(1)  Funded as of June 6, 2008.

                                        AIM                              ALLIANCEBERNSTEIN
                                     SMALL CAP         DOMINI SOCIAL        VPS BALANCED
                                    EQUITY FUND         EQUITY FUND       SHARES PORTFOLIO
                                    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                 --                    --
   Class INV                                --                 --                    --
   Other class                           1,656                104                11,214
                                     =========            =======            ==========
  Cost:
   Class ADV                                --                 --                    --
   Class INV                                --                 --                    --
   Other class                         $13,435             $3,329              $192,552
                                     =========            =======            ==========
  Market Value:
   Class ADV                                --                 --                    --
   Class INV                                --                 --                    --
   Other class                         $13,097             $2,034              $130,977
 Due from Hartford Life
  Insurance Company                         --                 --                    --
 Receivable from fund shares
  sold                                      35                  3                    21
 Other assets                               --                 --                    --
                                     ---------            -------            ----------
 Total Assets                           13,132              2,037               130,998
                                     ---------            -------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         35                  3                    21
 Payable for fund shares
  purchased                                 --                 --                    --
 Other liabilities                          --                 --                    --
                                     ---------            -------            ----------
 Total Liabilities                          35                  3                    21
                                     ---------            -------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $13,097             $2,034              $130,977
                                     =========            =======            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            1,721                290                13,339
  Unit Fair Values #                     $7.61              $7.00                 $9.82

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                VPS GROWTH AND    VPS INTERNATIONAL    VPS INTERNATIONAL        VPS GLOBAL
                               INCOME PORTFOLIO    GROWTH PORTFOLIO     VALUE PORTFOLIO      VALUE PORTFOLIO
                                  SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                  --                    --                  --
   Class INV                              --                  --                    --                  --
   Other class                        11,846              20,683               106,299               9,026
                                   =========          ==========          ============          ==========
  Cost:
   Class ADV                              --                  --                    --                  --
   Class INV                              --                  --                    --                  --
   Other class                       $40,334            $376,324            $2,282,163            $126,148
                                   =========          ==========          ============          ==========
  Market Value:
   Class ADV                              --                  --                    --                  --
   Class INV                              --                  --                    --                  --
   Other class                       $29,142            $213,657            $1,094,881             $61,648
 Due from Hartford Life
  Insurance Company                       --                  --                    --                  --
 Receivable from fund shares
  sold                                    25                  85                   955                   9
 Other assets                             --                  --                    --                  --
                                   ---------          ----------          ------------          ----------
 Total Assets                         29,167             213,742             1,095,836              61,657
                                   ---------          ----------          ------------          ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       25                  85                   955                   9
 Payable for fund shares
  purchased                               --                  --                    --                  --
 Other liabilities                        --                  --                    --                  --
                                   ---------          ----------          ------------          ----------
 Total Liabilities                        25                  85                   955                   9
                                   ---------          ----------          ------------          ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $29,142            $213,657            $1,094,881             $61,648
                                   =========          ==========          ============          ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants          4,012              30,490               134,935               9,600
  Unit Fair Values #                   $7.26               $7.01                 $8.11               $6.42

                                ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                VPS SMALL/MID-CAP    VPS SMALL-MID CAP     AMERICAN FUNDS
                                 GROWTH PORTFOLIO     VALUE PORTFOLIO        AMCAP FUND
                                SUB-ACCOUNT (4)(5)    SUB-ACCOUNT (6)       SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                --                    --
   Class INV                                 --                --                    --
   Other class                            6,572               637                11,292
                                      =========           =======            ==========
  Cost:
   Class ADV                                 --                --                    --
   Class INV                                 --                --                    --
   Other class                          $28,246            $4,839              $180,263
                                      =========           =======            ==========
  Market Value:
   Class ADV                                 --                --                    --
   Class INV                                 --                --                    --
   Other class                          $19,452            $6,291              $134,491
 Due from Hartford Life
  Insurance Company                          --                --                    --
 Receivable from fund shares
  sold                                       13                 2                   181
 Other assets                                --                --                    --
                                      ---------           -------            ----------
 Total Assets                            19,465             6,293               134,672
                                      ---------           -------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          13                 2                   181
 Payable for fund shares
  purchased                                  --                --                    --
 Other liabilities                           --                --                    --
                                      ---------           -------            ----------
 Total Liabilities                           13                 2                   181
                                      ---------           -------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $19,452            $6,291              $134,491
                                      =========           =======            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             3,128               975                19,531
  Unit Fair Values #                      $6.22             $6.46                 $6.89

(4)  Funded as of February 20, 2008.

(5) Formerly AllianceBernstein Mid-Cap Growth Fund. Change effective November 3, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

                                   AMERICAN FUNDS         AMERICAN FUNDS          AMERICAN FUNDS
                                      AMERICAN            CAPITAL INCOME           EUROPACIFIC
                                   BALANCED FUND           BUILDER FUND            GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                      --                      --
   Class INV                                 --                      --                      --
   Other class                           35,965                 112,208                  86,353
                                     ==========            ============            ============
  Cost:
   Class ADV                                 --                      --                      --
   Class INV                                 --                      --                      --
   Other class                         $586,209              $6,338,313              $3,696,059
                                     ==========            ============            ============
  Market Value:
   Class ADV                                 --                      --                      --
   Class INV                                 --                      --                      --
   Other class                         $493,795              $4,659,993              $2,379,889
 Due from Hartford Life
  Insurance Company                          --                   1,293                      80
 Receivable from fund shares
  sold                                      132                      --                      --
 Other assets                                --                      --                      --
                                     ----------            ------------            ------------
 Total Assets                           493,927               4,661,286               2,379,969
                                     ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         132                      --                      --
 Payable for fund shares
  purchased                                  --                   1,293                      80
 Other liabilities                           --                      14                      --
                                     ----------            ------------            ------------
 Total Liabilities                          132                   1,307                      80
                                     ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $493,795              $4,659,979              $2,379,889
                                     ==========            ============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            60,110                 603,331                 197,689
  Unit Fair Values #                      $8.21                   $7.72                  $12.04

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                 AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS        AMERICAN FUNDS
                                   FUNDAMENTAL             NEW            THE BOND FUND       THE GROWTH FUND
                                 INVESTORS FUND     PERSPECTIVE FUND       OF AMERICA         OF AMERICA FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                 --                   --                    --
   Class INV                                --                 --                   --                    --
   Other class                          46,086             22,992              129,855               342,590
                                   ===========          =========          ===========          ============
  Cost:
   Class ADV                                --                 --                   --                    --
   Class INV                                --                 --                   --                    --
   Other class                      $1,508,540           $571,323           $1,591,145           $10,691,638
                                   ===========          =========          ===========          ============
  Market Value:
   Class ADV                                --                 --                   --                    --
   Class INV                                --                 --                   --                    --
   Other class                      $1,149,382           $427,878           $1,397,238            $6,920,327
 Due from Hartford Life
  Insurance Company                         --                 --                  508                 3,183
 Receivable from fund shares
  sold                                     446                123                   --                    --
 Other assets                               --                 --                   --                    --
                                   -----------          ---------          -----------          ------------
 Total Assets                        1,149,828            428,001            1,397,746             6,923,510
                                   -----------          ---------          -----------          ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        446                123                   --                    --
 Payable for fund shares
  purchased                                 --                 --                  508                 3,183
 Other liabilities                          --                 --                    1                    --
                                   -----------          ---------          -----------          ------------
 Total Liabilities                         446                123                  509                 3,183
                                   -----------          ---------          -----------          ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $1,149,382           $427,878           $1,397,237            $6,920,327
                                   ===========          =========          ===========          ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants          171,231             57,737              155,461               758,897
  Unit Fair Values #                     $6.71              $7.41                $8.99                 $9.12

                                                      AMERICAN FUNDS
                                 AMERICAN FUNDS       THE INVESTMENT       AMERICAN FUNDS
                                 THE INCOME FUND          COMPANY             THE NEW
                                   OF AMERICA           OF AMERICA          ECONOMY FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                  --
   Class INV                                --                   --                  --
   Other class                         100,162               46,605              20,769
                                   ===========          ===========          ==========
  Cost:
   Class ADV                                --                   --                  --
   Class INV                                --                   --                  --
   Other class                      $1,788,214           $1,329,732            $514,656
                                   ===========          ===========          ==========
  Market Value:
   Class ADV                                --                   --                  --
   Class INV                                --                   --                  --
   Other class                      $1,307,115             $974,983            $320,053
 Due from Hartford Life
  Insurance Company                        581                  275                  --
 Receivable from fund shares
  sold                                      --                   --                  84
 Other assets                               --                   --                  --
                                   -----------          -----------          ----------
 Total Assets                        1,307,696              975,258             320,137
                                   -----------          -----------          ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   --                  84
 Payable for fund shares
  purchased                                581                  275                  --
 Other liabilities                           9                   --                  --
                                   -----------          -----------          ----------
 Total Liabilities                         590                  275                  84
                                   -----------          -----------          ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $1,307,106             $974,983            $320,053
                                   ===========          ===========          ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants          175,014              136,482              51,433
  Unit Fair Values #                     $7.47                $7.14               $6.22

                                                                                AMERICAN FUNDS
                                   AMERICAN FUNDS        AMERICAN FUNDS         CAPITAL WORLD
                                     WASHINGTON             AMERICAN               GROWTH &
                                  MUTUAL INVESTORS        MUTUAL FUND            INCOME FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                    --                      --
   Class INV                                 --                    --                      --
   Other class                           17,843                 4,807                 148,569
                                     ==========            ==========            ============
  Cost:
   Class ADV                                 --                    --                      --
   Class INV                                 --                    --                      --
   Other class                         $489,116              $117,148              $5,952,010
                                     ==========            ==========            ============
  Market Value:
   Class ADV                                 --                    --                      --
   Class INV                                 --                    --                      --
   Other class                         $380,050               $91,290              $3,928,160
 Due from Hartford Life
  Insurance Company                         318                    22                   2,324
 Receivable from fund shares
  sold                                       --                    --                      --
 Other assets                                --                    --                      --
                                     ----------            ----------            ------------
 Total Assets                           380,368                91,312               3,930,484
                                     ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                    --                      --
 Payable for fund shares
  purchased                                 317                    22                   2,324
 Other liabilities                           --                    --                      --
                                     ----------            ----------            ------------
 Total Liabilities                          317                    22                   2,324
                                     ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $380,051               $91,290              $3,928,160
                                     ==========            ==========            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            49,995                11,647                 376,191
  Unit Fair Values #                      $7.60                 $7.84                  $10.44

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  AMERICAN FUNDS            ARIEL                                    ARTISAN
                                     SMALLCAP           APPRECIATION                                 MID CAP
                                    WORLD FUND              FUND              ARIEL FUND            VALUE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                   --                    --
   Class INV                                --                   --                   --                45,053
   Other class                           8,066                1,357                  355                    --
                                    ==========            =========            =========            ==========
  Cost:
   Class ADV                                --                   --                   --                    --
   Class INV                                --                   --                   --              $860,253
   Other class                        $228,746              $55,654              $17,358                    --
                                    ==========            =========            =========            ==========
  Market Value:
   Class ADV                                --                   --                   --                    --
   Class INV                                --                   --                   --              $583,884
   Other class                        $163,587              $29,563               $8,365                    --
 Due from Hartford Life
  Insurance Company                         --                   --                   --                   144
 Receivable from fund shares
  sold                                      41                   16                    3                    --
 Other assets                               --                   --                   --                    --
                                    ----------            ---------            ---------            ----------
 Total Assets                          163,628               29,579                8,368               584,028
                                    ----------            ---------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         41                   16                    3                    --
 Payable for fund shares
  purchased                                 --                   --                   --                   145
 Other liabilities                          --                   --                   --                    --
                                    ----------            ---------            ---------            ----------
 Total Liabilities                          41                   16                    3                   145
                                    ----------            ---------            ---------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $163,587              $29,563               $8,365              $583,883
                                    ==========            =========            =========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           29,865                4,046                1,400                62,490
  Unit Fair Values #                     $5.48                $7.31                $5.98                 $9.34


                                   LIFEPATH 2010           LIFEPATH 2020           LIFEPATH 2030
                                     PORTFOLIO               PORTFOLIO               PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                           140,005                 197,031                 227,690
                                    ============            ============            ============
  Cost:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                        $1,777,599              $3,044,860              $3,389,027
                                    ============            ============            ============
  Market Value:
   Class ADV                                  --                      --                      --
   Class INV                                  --                      --                      --
   Other class                        $1,445,001              $2,329,883              $2,443,184
 Due from Hartford Life
  Insurance Company                          661                   2,715                      --
 Receivable from fund shares
  sold                                        --                      --                     437
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          1,445,662               2,332,598               2,443,621
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                     437
 Payable for fund shares
  purchased                                  661                   2,715                      --
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                           661                   2,715                     437
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,445,001              $2,329,883              $2,443,184
                                    ============            ============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            161,571                 286,781                 317,491
  Unit Fair Values #                       $8.94                   $8.12                   $7.70

                                                              LIFEPATH
                                    LIFEPATH 2040            RETIREMENT              BARON
                                      PORTFOLIO              PORTFOLIO          SMALL CAP FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                    --                   --
   Class INV                                   --                    --                   --
   Other class                            174,456                15,030                3,632
                                     ============            ==========            =========
  Cost:
   Class ADV                                   --                    --                   --
   Class INV                                   --                    --                   --
   Other class                         $3,150,109              $159,013              $74,123
                                     ============            ==========            =========
  Market Value:
   Class ADV                                   --                    --                   --
   Class INV                                   --                    --                   --
   Other class                         $2,162,884              $135,153              $51,719
 Due from Hartford Life
  Insurance Company                         1,148                 1,065                   --
 Receivable from fund shares
  sold                                         --                    --                   19
 Other assets                                  --                    --                   --
                                     ------------            ----------            ---------
 Total Assets                           2,164,032               136,218               51,738
                                     ------------            ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                    --                   19
 Payable for fund shares
  purchased                                 1,148                 1,065                   --
 Other liabilities                             --                    --                   --
                                     ------------            ----------            ---------
 Total Liabilities                          1,148                 1,065                   19
                                     ------------            ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $2,162,884              $135,153              $51,719
                                     ============            ==========            =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             299,527                14,373                5,673
  Unit Fair Values #                        $7.22                 $9.40                $9.12

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    BLACKROCK                                   CALVERT SOCIAL
                                    GOVERNMENT           CALVERT SOCIAL        INVESTMENT FUND      CALVERT LARGE CAP
                                   INCOME FUND         BALANCED PORTFOLIO      EQUITY PORTFOLIO        GROWTH FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT (3)          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                     --                     --                    --
   Class INV                                --                     --                     --                    --
   Other class                          12,871                218,305                  7,058                 5,476
                                    ==========             ==========             ==========            ==========
  Cost:
   Class ADV                                --                     --                     --                    --
   Class INV                                --                     --                     --                    --
   Other class                        $133,331               $396,870               $236,465              $166,284
                                    ==========             ==========             ==========            ==========
  Market Value:
   Class ADV                                --                     --                     --                    --
   Class INV                                --                     --                     --                    --
   Other class                        $138,875               $272,445               $161,699              $105,136
 Due from Hartford Life
  Insurance Company                         --                     --                     --                    --
 Receivable from fund shares
  sold                                      51                      5                     94                    26
 Other assets                               --                     --                     --                    --
                                    ----------             ----------             ----------            ----------
 Total Assets                          138,926                272,450                161,793               105,162
                                    ----------             ----------             ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         51                      5                     94                    26
 Payable for fund shares
  purchased                                 --                     --                     --                    --
 Other liabilities                           2                     --                     --                    --
                                    ----------             ----------             ----------            ----------
 Total Liabilities                          53                      5                     94                    26
                                    ----------             ----------             ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $138,873               $272,445               $161,699              $105,136
                                    ==========             ==========             ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           12,683                 37,708                 19,852                15,683
  Unit Fair Values #                    $10.95                  $7.23                  $8.15                 $6.70

                                                                            COLUMBIA MARSICO
                                  CALVERT SOCIAL                              INTERNATIONAL
                                    INVESTMENT             CALVERT            OPPORTUNITIES
                                    BOND FUND            INCOME FUND             VS FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                    --
   Class INV                                --                   --                    --
   Other class                           8,935                1,270                 4,836
                                    ==========            =========             =========
  Cost:
   Class ADV                                --                   --                    --
   Class INV                                --                   --                    --
   Other class                        $138,069              $17,486               $67,060
                                    ==========            =========             =========
  Market Value:
   Class ADV                                --                   --                    --
   Class INV                                --                   --                    --
   Other class                        $126,786              $17,542               $37,914
 Due from Hartford Life
  Insurance Company                         --                   --                    --
 Receivable from fund shares
  sold                                     142                   16                    19
 Other assets                               --                   --                    --
                                    ----------            ---------             ---------
 Total Assets                          126,928               17,558                37,933
                                    ----------            ---------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        142                   16                    19
 Payable for fund shares
  purchased                                 --                   --                    --
 Other liabilities                          --                   --                    --
                                    ----------            ---------             ---------
 Total Liabilities                         142                   16                    19
                                    ----------            ---------             ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $126,786              $17,542               $37,914
                                    ==========            =========             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           12,586                1,988                 5,145
  Unit Fair Values #                    $10.07                $8.82                 $7.37

(3)  Funded as of May 9, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

                                     COLUMBIA          COLUMBIA MARSICO            CRM
                                      MID CAP               GROWTH               MID CAP
                                    VALUE FUND             VS FUND              VALUE FUND
                                  SUB-ACCOUNT (7)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --
   Class INV                                --                    --                 8,158
   Other class                           1,301                12,335                    --
                                     =========            ==========            ==========
  Cost:
   Class ADV                                --                    --                    --
   Class INV                                --                    --              $226,975
   Other class                         $11,285              $250,385                    --
                                     =========            ==========            ==========
  Market Value:
   Class ADV                                --                    --                    --
   Class INV                                --                    --              $152,221
   Other class                         $10,982              $163,685                    --
 Due from Hartford Life
  Insurance Company                         --                    --                    --
 Receivable from fund shares
  sold                                      16                    32                    --
 Other assets                               --                    --                    --
                                     ---------            ----------            ----------
 Total Assets                           10,998               163,717               152,221
                                     ---------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         16                    32                    --
 Payable for fund shares
  purchased                                 --                    --                    --
 Other liabilities                          --                    --                    --
                                     ---------            ----------            ----------
 Total Liabilities                          16                    32                    --
                                     ---------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $10,982              $163,685              $152,221
                                     =========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            2,041                23,414                17,922
  Unit Fair Values #                     $5.38                 $6.99                 $8.49

(7)  Funded as of October 7, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                            DAVIS                                       DREYFUS
                                      DAVIS                NEW YORK                DAVIS              BOND MARKET
                                 FINANCIAL FUND          VENTURE FUND         OPPORTUNITY FUND        INDEX FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (6)
---------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                      --                    --                  --
   Class INV                               --                      --                    --                 292
   Other class                            664                  80,297                 5,612                  --
                                    =========            ============            ==========             =======
  Cost:
   Class ADV                               --                      --                    --                  --
   Class INV                               --                      --                    --              $2,933
   Other class                        $19,049              $2,910,520              $140,527                  --
                                    =========            ============            ==========             =======
  Market Value:
   Class ADV                               --                      --                    --                  --
   Class INV                               --                      --                    --              $2,989
   Other class                        $13,087              $1,896,619               $78,115                  --
 Due from Hartford Life
  Insurance Company                        --                   1,472                    --                  --
 Receivable from fund shares
  sold                                      9                      --                    52                  60
 Other assets                              --                      --                    --                  --
                                    ---------            ------------            ----------             -------
 Total Assets                          13,096               1,898,091                78,167               3,049
                                    ---------            ------------            ----------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         9                      --                    52                  60
 Payable for fund shares
  purchased                                --                   1,472                    --                  --
 Other liabilities                         --                      --                    --                  --
                                    ---------            ------------            ----------             -------
 Total Liabilities                          9                   1,472                    52                  60
                                    ---------            ------------            ----------             -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $13,087              $1,896,619               $78,115              $2,989
                                    =========            ============            ==========             =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           2,214                 202,467                13,268                 289
  Unit Fair Values #                    $5.91                   $9.37                 $5.89              $10.33

                                     DREYFUS
                                 LIFETIME GROWTH           DREYFUS               DREYFUS
                                    AND INCOME         LIFETIME GROWTH       LIFETIME INCOME
                                    PORTFOLIO             PORTFOLIO             PORTFOLIO
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --
   Class INV                            29,113                12,674                13,472
   Other class                              --                    --                    --
                                    ==========            ==========            ==========
  Cost:
   Class ADV                                --                    --                    --
   Class INV                          $473,851              $198,853              $169,158
   Other class                              --                    --                    --
                                    ==========            ==========            ==========
  Market Value:
   Class ADV                                --                    --                    --
   Class INV                          $361,580              $132,573              $152,237
   Other class                              --                    --                    --
 Due from Hartford Life
  Insurance Company                        155                   127                    --
 Receivable from fund shares
  sold                                      --                    --                    15
 Other assets                               --                    --                    --
                                    ----------            ----------            ----------
 Total Assets                          361,735               132,700               152,252
                                    ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    --                    15
 Payable for fund shares
  purchased                                155                   127                    --
 Other liabilities                          --                    --                    --
                                    ----------            ----------            ----------
 Total Liabilities                         155                   127                    15
                                    ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $361,580              $132,573              $152,237
                                    ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           36,449                16,765                13,821
  Unit Fair Values #                     $9.92                 $7.91                $11.01

(6)  From inception April 30, 2008 to December 31, 2008.

                                    DREYFUS VIF             DREYFUS              DREYFUS
                                    APPRECIATION            MIDCAP           SMALLCAP STOCK
                                     PORTFOLIO            INDEX FUND           INDEX FUND
                                  SUB-ACCOUNT (1)         SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                     --                   --
   Class INV                               --                     --                   --
   Other class                              8                  2,054                1,796
                                       ======              =========            =========
  Cost:
   Class ADV                               --                     --                   --
   Class INV                               --                     --                   --
   Other class                           $295                $57,372              $31,693
                                       ======              =========            =========
  Market Value:
   Class ADV                               --                     --                   --
   Class INV                               --                     --                   --
   Other class                           $218                $34,282              $24,045
 Due from Hartford Life
  Insurance Company                        --                     --                1,573
 Receivable from fund shares
  sold                                     --                     67                   --
 Other assets                              --                     --                   --
                                       ------              ---------            ---------
 Total Assets                             218                 34,349               25,618
                                       ------              ---------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                     67                   --
 Payable for fund shares
  purchased                                --                     --                1,573
 Other liabilities                         --                     --                   --
                                       ------              ---------            ---------
 Total Liabilities                         --                     67                1,573
                                       ------              ---------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $218                $34,282              $24,045
                                       ======              =========            =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              28                  3,326                2,701
  Unit Fair Values #                    $7.92                 $10.31                $8.90

(1)  Funded as of June 6, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     DREYFUS            DREYFUS VIF           DREYFUS VIF
                                    SMALL CAP            GROWTH AND             QUALITY
                                   VALUE FUND         INCOME PORTFOLIO       BOND PORTFOLIO
                                 SUB-ACCOUNT (8)      SUB-ACCOUNT (1)       SUB-ACCOUNT (9)
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                   --                      --
   Class INV                              --                   --                      --
   Other class                           207                    4                  27,547
                                     =======               ======              ==========
  Cost:
   Class ADV                              --                   --                      --
   Class INV                              --                   --                      --
   Other class                        $3,243                  $91                $272,906
                                     =======               ======              ==========
  Market Value:
   Class ADV                              --                   --                      --
   Class INV                              --                   --                      --
   Other class                        $2,246                  $57                $278,499
 Due from Hartford Life
  Insurance Company                       --                   --                      --
 Receivable from fund shares
  sold                                     1                   --                       5
 Other assets                             --                   --                      --
                                     -------               ------              ----------
 Total Assets                          2,247                   57                 278,504
                                     -------               ------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        1                   --                       5
 Payable for fund shares
  purchased                               --                   --                      --
 Other liabilities                        --                   --                      --
                                     -------               ------              ----------
 Total Liabilities                         1                   --                       5
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $2,246                  $57                $278,499
                                     =======               ======              ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            334                    9                  28,136
  Unit Fair Values #                   $6.74                $6.73                   $9.90

                                                              DREYFUS
                                     DREYFUS                INTERMEDIATE              EATON VANCE
                                     S&P 500                    TERM                   LARGE-CAP
                                   INDEX FUND               INCOME FUND                VALUE FUND
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (10)(11)(12)        SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                          --                       --
   Class INV                              --                          --                       --
   Other class                           191                      98,690                   34,799
                                     =======                ============               ==========
  Cost:
   Class ADV                              --                          --                       --
   Class INV                              --                          --                       --
   Other class                        $4,837                  $1,215,951                 $664,761
                                     =======                ============               ==========
  Market Value:
   Class ADV                              --                          --                       --
   Class INV                              --                          --                       --
   Other class                        $4,823                  $1,101,380                 $505,971
 Due from Hartford Life
  Insurance Company                      157                       1,645                    2,304
 Receivable from fund shares
  sold                                    --                          --                       --
 Other assets                             --                           4                       --
                                     -------                ------------               ----------
 Total Assets                          4,980                   1,103,029                  508,275
                                     -------                ------------               ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                          --                       --
 Payable for fund shares
  purchased                              157                       1,645                    2,304
 Other liabilities                        --                          --                       --
                                     -------                ------------               ----------
 Total Liabilities                       157                       1,645                    2,304
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $4,823                  $1,101,384                 $505,971
                                     =======                ============               ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            734                     119,373                   69,967
  Unit Fair Values #                   $6.57                       $9.23                    $7.23

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(8) Formerly Dreyfus Premier Small Cap Value Fund. Change effective December 1, 2008.

(9)  Funded as of September 18, 2008.

(10) From inception May 15, 2008 to December 31, 2008.

(11) Effective May 15, 2008, Dreyfus Premier Core Bond Fund merged with Dreyfus Premier Intermediate Term Income Fund.

(12) Formerly Dreyfus Premier Intermediate Term Income Fund. Change effective December 1, 2008.

                                                          EATON VANCE
                                    EATON VANCE            WORLDWIDE           EATON VANCE
                                      DIVIDEND              HEALTH             INCOME FUND
                                    BUILDER FUND         SCIENCES FUND          OF BOSTON
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                   --                    --
   Class INV                                 --                   --                    --
   Other class                           27,717                1,827                72,305
                                     ==========            =========            ==========
  Cost:
   Class ADV                                 --                   --                    --
   Class INV                                 --                   --                    --
   Other class                         $339,276              $17,160              $429,492
                                     ==========            =========            ==========
  Market Value:
   Class ADV                                 --                   --                    --
   Class INV                                 --                   --                    --
   Other class                         $245,577              $14,908              $283,435
 Due from Hartford Life
  Insurance Company                          --                  329                   617
 Receivable from fund shares
  sold                                      105                   --                    --
 Other assets                                --                   --                    43
                                     ----------            ---------            ----------
 Total Assets                           245,682               15,237               284,095
                                     ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         105                   --                    --
 Payable for fund shares
  purchased                                  --                  329                   617
 Other liabilities                           --                   --                    --
                                     ----------            ---------            ----------
 Total Liabilities                          105                  329                   617
                                     ----------            ---------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $245,577              $14,908              $283,478
                                     ==========            =========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            31,108                1,410                39,936
  Unit Fair Values #                      $7.89               $10.57                 $7.10

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                    ALGER CAPITAL
                                    EVERGREEN              EVERGREEN             EVERGREEN           APPRECIATION
                                      ASSET                  CORE              INTERNATIONAL        INSTITUTIONAL
                                 ALLOCATION FUND           BOND FUND            EQUITY FUND           PORTFOLIO
                                 SUB-ACCOUNT (4)       SUB-ACCOUNT (13)       SUB-ACCOUNT (4)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --                    --
   Class INV                                --                    --                    --                    --
   Other class                           8,742                 3,615                 6,657                24,066
                                    ==========             =========             =========            ==========
  Cost:
   Class ADV                                --                    --                    --                    --
   Class INV                                --                    --                    --                    --
   Other class                        $111,989               $36,080               $61,621              $432,698
                                    ==========             =========             =========            ==========
  Market Value:
   Class ADV                                --                    --                    --                    --
   Class INV                                --                    --                    --                    --
   Other class                         $81,999               $25,486               $40,341              $295,050
 Due from Hartford Life
  Insurance Company                         --                    --                    --                   133
 Receivable from fund shares
  sold                                       3                     3                     6                    --
 Other assets                               --                     1                    --                    --
                                    ----------             ---------             ---------            ----------
 Total Assets                           82,002                25,490                40,347               295,183
                                    ----------             ---------             ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          3                     3                     6                    --
 Payable for fund shares
  purchased                                 --                    --                    --                   133
 Other liabilities                          --                    --                    --                    --
                                    ----------             ---------             ---------            ----------
 Total Liabilities                           3                     3                     6                   133
                                    ----------             ---------             ---------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $81,999               $25,487               $40,341              $295,050
                                    ==========             =========             =========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            9,052                 3,337                 5,061                39,693
  Unit Fair Values #                     $9.06                 $7.64                 $7.97                 $7.43


                                   ALGER MIDCAP        ALGER SMALLCAP          FIDELITY
                                      GROWTH               GROWTH           ADVISOR EQUITY
                                INSTITUTIONAL FUND   INSTITUTIONAL FUND       GROWTH FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (14)        SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                  --                    --
   Class INV                                --                  --                    --
   Other class                          40,867                 202                   671
                                    ==========             =======             =========
  Cost:
   Class ADV                                --                  --                    --
   Class INV                                --                  --                    --
   Other class                        $596,429              $3,041               $33,303
                                    ==========             =======             =========
  Market Value:
   Class ADV                                --                  --                    --
   Class INV                                --                  --                    --
   Other class                        $322,035              $3,115               $22,913
 Due from Hartford Life
  Insurance Company                        401                 221                    --
 Receivable from fund shares
  sold                                      --                  --                    50
 Other assets                               --                  --                    --
                                    ----------             -------             ---------
 Total Assets                          322,436               3,336                22,963
                                    ----------             -------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                  --                    50
 Payable for fund shares
  purchased                                401                 221                    --
 Other liabilities                          --                  --                    --
                                    ----------             -------             ---------
 Total Liabilities                         401                 221                    50
                                    ----------             -------             ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $322,035              $3,115               $22,913
                                    ==========             =======             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           61,600                 545                 3,410
  Unit Fair Values #                     $5.23               $5.71                 $6.72

(4)  Funded as of February 20, 2008.

(13) Funded as of February 6, 2008.

(14) Funded as of October 21, 2008.

                                                           FIDELITY
                                                            ADVISOR
                                      FIDELITY             LEVERAGED            FEDERATED
                                   ADVISOR VALUE            COMPANY              AMERICAN
                                  STRATEGIES FUND         STOCK FUND           LEADERS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (7)      SUB-ACCOUNT (15)
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                   --                  --
   Class INV                                 --                   --                  --
   Other class                           28,039                2,502                  19
                                     ==========            =========              ======
  Cost:
   Class ADV                                 --                   --                  --
   Class INV                                 --                   --                  --
   Other class                         $800,099              $42,201                $291
                                     ==========            =========              ======
  Market Value:
   Class ADV                                 --                   --                  --
   Class INV                                 --                   --                  --
   Other class                         $363,950              $42,932                $216
 Due from Hartford Life
  Insurance Company                          --                1,764                  --
 Receivable from fund shares
  sold                                        3                   --                   2
 Other assets                                --                   --                  --
                                     ----------            ---------              ------
 Total Assets                           363,953               44,696                 218
                                     ----------            ---------              ------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           3                   --                   2
 Payable for fund shares
  purchased                                  --                1,764                  --
 Other liabilities                           --                   --                  --
                                     ----------            ---------              ------
 Total Liabilities                            3                1,764                   2
                                     ----------            ---------              ------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $363,950              $42,932                $216
                                     ==========            =========              ======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            43,585                9,165                  32
  Unit Fair Values #                      $8.35                $4.68               $6.73

(7)  Funded as of October 7, 2008.

(15) Funded as of April 15, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                            FEDERATED            FEDERATED
                                     FEDERATED            FUND FOR U.S.           MID CAP             FEDERATED
                                      CAPITAL              GOVERNMENT             GROWTH             HIGH INCOME
                                 APPRECIATION FUND       SECURITIES FUND      STRATEGIES FUND         BOND FUND
                                  SUB-ACCOUNT (16)         SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (6)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                      --                   --                   --
   Class INV                               --                      --                   --                   --
   Other class                             22                   4,507                  781                2,851
                                       ======               =========            =========            =========
  Cost:
   Class ADV                               --                      --                   --                   --
   Class INV                               --                      --                   --                   --
   Other class                           $398                 $34,071              $28,133              $13,800
                                       ======               =========            =========            =========
  Market Value:
   Class ADV                               --                      --                   --                   --
   Class INV                               --                      --                   --                   --
   Other class                           $336                 $34,254              $17,640              $14,938
 Due from Hartford Life
  Insurance Company                        --                      --                   --                   --
 Receivable from fund shares
  sold                                      1                      99                   10                    3
 Other assets                              --                      --                   --                   --
                                       ------               ---------            ---------            ---------
 Total Assets                             337                  34,353               17,650               14,941
                                       ------               ---------            ---------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1                      99                   10                    3
 Payable for fund shares
  purchased                                --                      --                   --                   --
 Other liabilities                         --                      --                   --                   --
                                       ------               ---------            ---------            ---------
 Total Liabilities                          1                      99                   10                    3
                                       ------               ---------            ---------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $336                 $34,254              $17,640              $14,938
                                       ======               =========            =========            =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              38                   3,092                2,466                1,876
  Unit Fair Values #                    $8.87                  $11.08                $7.15                $7.96


                                    FEDERATED                                   FEDERATED
                                  INTERNATIONAL           FEDERATED             SHORT-TERM
                                   EQUITY FUND           KAUFMAN FUND          INCOME FUND
                                 SUB-ACCOUNT (17)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                      --                    --
   Class INV                              --                      --                    --
   Other class                             9                 136,080                18,679
                                      ======              ==========            ==========
  Cost:
   Class ADV                              --                      --                    --
   Class INV                              --                      --                    --
   Other class                          $115                $723,578              $158,923
                                      ======              ==========            ==========
  Market Value:
   Class ADV                              --                      --                    --
   Class INV                              --                      --                    --
   Other class                          $121                $489,886              $147,753
 Due from Hartford Life
  Insurance Company                       --                     425                    --
 Receivable from fund shares
  sold                                     1                      --                     1
 Other assets                             --                      --                    --
                                      ------              ----------            ----------
 Total Assets                            122                 490,311               147,754
                                      ------              ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        1                      --                     1
 Payable for fund shares
  purchased                               --                     425                    --
 Other liabilities                        --                      --                     2
                                      ------              ----------            ----------
 Total Liabilities                         1                     425                     3
                                      ------              ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $121                $489,886              $147,751
                                      ======              ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             18                  69,316                13,119
  Unit Fair Values #                   $6.70                   $7.07                $11.26

(6)  From inception April 30, 2008 to December 31, 2008.

(16) Funded as of February 12, 2008.

(17) Funded as of October 30, 2008.

                                                         FIDELITY VIP
                                     FEDERATED              GROWTH            FIDELITY VIP
                                   TOTAL RETURN         OPPORTUNITIES           OVERSEAS
                                     BOND FUND            PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (7)      SUB-ACCOUNT (3)       SUB-ACCOUNT (2)
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                     --                   --
   Class INV                               --                     --                   --
   Other class                            793                 30,190                1,548
                                      =======             ==========            =========
  Cost:
   Class ADV                               --                     --                   --
   Class INV                               --                     --                   --
   Other class                         $7,964               $611,246              $31,056
                                      =======             ==========            =========
  Market Value:
   Class ADV                               --                     --                   --
   Class INV                               --                     --                   --
   Other class                         $8,071               $301,600              $18,840
 Due from Hartford Life
  Insurance Company                        --                     --                   --
 Receivable from fund shares
  sold                                     18                      6                   --
 Other assets                              --                     --                   --
                                      -------             ----------            ---------
 Total Assets                           8,089                301,606               18,840
                                      -------             ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        18                      6                   --
 Payable for fund shares
  purchased                                --                     --                   --
 Other liabilities                         --                     --                   --
                                      -------             ----------            ---------
 Total Liabilities                         18                      6                   --
                                      -------             ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $8,071               $301,600              $18,840
                                      =======             ==========            =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             442                 50,394                2,638
  Unit Fair Values #                   $18.29                  $5.98                $7.14

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(7)  Funded as of October 7, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                              FIDELITY VIP
                                  FIDELITY VIP          FIDELITY VIP            GROWTH &             TEMPLETON
                                VALUE STRATEGIES          BALANCED               INCOME              DEVELOPING
                                    PORTFOLIO            PORTFOLIO             PORTFOLIO           MARKETS TRUST
                                 SUB-ACCOUNT (1)      SUB-ACCOUNT (2)       SUB-ACCOUNT (3)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                    --                    --                    --
   Class INV                               --                    --                    --                    --
   Other class                          1,345                14,723                12,834                35,455
                                    =========            ==========            ==========            ==========
  Cost:
   Class ADV                               --                    --                    --                    --
   Class INV                               --                    --                    --                    --
   Other class                        $11,949              $214,055              $178,369              $918,376
                                    =========            ==========            ==========            ==========
  Market Value:
   Class ADV                               --                    --                    --                    --
   Class INV                               --                    --                    --                    --
   Other class                         $6,629              $148,663              $112,808              $456,658
 Due from Hartford Life
  Insurance Company                        --                    --                    --                   589
 Receivable from fund shares
  sold                                     --                     3                     2                    --
 Other assets                              --                    --                    --                    --
                                    ---------            ----------            ----------            ----------
 Total Assets                           6,629               148,666               112,810               457,247
                                    ---------            ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                     3                     2                    --
 Payable for fund shares
  purchased                                --                    --                    --                   589
 Other liabilities                         --                    --                    --                    --
                                    ---------            ----------            ----------            ----------
 Total Liabilities                         --                     3                     2                   589
                                    ---------            ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $6,629              $148,663              $112,808              $456,658
                                    =========            ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           1,196                19,925                16,564                73,433
  Unit Fair Values #                    $5.54                 $7.29                 $6.81                 $6.22


                                    FRANKLIN              FRANKLIN              TEMPLETON
                                      HIGH                STRATEGIC               GLOBAL
                                   INCOME FUND           INCOME FUND            BOND FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (18)         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                    --                     --
   Class INV                               --                    --                     --
   Other class                         16,525                 2,295                 13,952
                                    =========             =========             ==========
  Cost:
   Class ADV                               --                    --                     --
   Class INV                               --                    --                     --
   Other class                        $31,140               $20,137               $155,525
                                    =========             =========             ==========
  Market Value:
   Class ADV                               --                    --                     --
   Class INV                               --                    --                     --
   Other class                        $23,962               $19,188               $156,259
 Due from Hartford Life
  Insurance Company                        --                    12                     --
 Receivable from fund shares
  sold                                     42                    --                    127
 Other assets                              --                    --                     --
                                    ---------             ---------             ----------
 Total Assets                          24,004                19,200                156,386
                                    ---------             ---------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        42                    --                    127
 Payable for fund shares
  purchased                                --                    12                     --
 Other liabilities                         --                    --                     --
                                    ---------             ---------             ----------
 Total Liabilities                         42                    12                    127
                                    ---------             ---------             ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $23,962               $19,188               $156,259
                                    =========             =========             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           2,874                 2,043                 13,486
  Unit Fair Values #                    $8.34                 $9.39                 $11.59

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(18) Funded as of March 24, 2008.

                                      FRANKLIN               FRANKLIN
                                   U.S. GOVERNMENT          SMALL CAP                MUTUAL
                                   SECURITIES FUND          VALUE FUND           DISCOVERY FUND
                                  SUB-ACCOUNT (19)         SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                     --                      --
   Class INV                                 --                     --                      --
   Other class                            1,529                 18,150                  58,732
                                      =========             ==========            ============
  Cost:
   Class ADV                                 --                     --                      --
   Class INV                                 --                     --                      --
   Other class                           $9,970               $738,076              $1,681,989
                                      =========             ==========            ============
  Market Value:
   Class ADV                                 --                     --                      --
   Class INV                                 --                     --                      --
   Other class                          $10,119               $487,868              $1,309,731
 Due from Hartford Life
  Insurance Company                          --                      4                      --
 Receivable from fund shares
  sold                                       49                     --                     180
 Other assets                                --                     --                      --
                                      ---------             ----------            ------------
 Total Assets                            10,168                487,872               1,309,911
                                      ---------             ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          49                     --                     180
 Payable for fund shares
  purchased                                  --                      4                      --
 Other liabilities                           --                     --                      --
                                      ---------             ----------            ------------
 Total Liabilities                           49                      4                     180
                                      ---------             ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $10,119               $487,868              $1,309,731
                                      =========             ==========            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants               882                 55,444                 157,806
  Unit Fair Values #                     $11.47                  $8.80                   $8.30

(19) Funded as of January 18, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                 FRANKLIN
                                    TEMPLETON               FRANKLIN             CAPITAL             FRANKLIN
                                   GROWTH FUND            INCOME FUND          GROWTH FUND          GROWTH FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (20)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                      --                --                    --
   Class INV                                --                      --                --                    --
   Other class                          45,052                 834,389               115                   428
                                    ==========            ============            ======             =========
  Cost:
   Class ADV                                --                      --                --                    --
   Class INV                                --                      --                --                    --
   Other class                        $968,381              $1,951,833              $995               $15,296
                                    ==========            ============            ======             =========
  Market Value:
   Class ADV                                --                      --                --                    --
   Class INV                                --                      --                --                    --
   Other class                        $587,924              $1,393,430              $900               $12,528
 Due from Hartford Life
  Insurance Company                         --                   1,676                --                    --
 Receivable from fund shares
  sold                                     282                      --                 1                    41
 Other assets                               --                      --                --                    --
                                    ----------            ------------            ------             ---------
 Total Assets                          588,206               1,395,106               901                12,569
                                    ----------            ------------            ------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        282                      --                 1                    41
 Payable for fund shares
  purchased                                 --                   1,676                --                    --
 Other liabilities                          --                      --                --                    --
                                    ----------            ------------            ------             ---------
 Total Liabilities                         282                   1,676                 1                    41
                                    ----------            ------------            ------             ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $587,924              $1,393,430              $900               $12,528
                                    ==========            ============            ======             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           68,289                 187,164               120                 1,624
  Unit Fair Values #                     $8.61                   $7.44             $7.58                 $7.71

                                    FRANKLIN               FRANKLIN
                                      TOTAL             BALANCE SHEET              MUTUAL
                                   RETURN FUND         INVESTMENT FUND          BEACON FUND
                                SUB-ACCOUNT (21)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                            32                   81,682                40,444
                                     =======             ============            ==========
  Cost:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                          $295               $4,495,656              $643,112
                                     =======             ============            ==========
  Market Value:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                          $279               $2,874,388              $363,590
 Due from Hartford Life
  Insurance Company                       --                       --                    --
 Receivable from fund shares
  sold                                     2                       80                   163
 Other assets                             --                       --                    --
                                     -------             ------------            ----------
 Total Assets                            281                2,874,468               363,753
                                     -------             ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        2                       80                   163
 Payable for fund shares
  purchased                               --                       --                    --
 Other liabilities                        --                       --                    --
                                     -------             ------------            ----------
 Total Liabilities                         2                       80                   163
                                     -------             ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $279               $2,874,388              $363,590
                                     =======             ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             28                  242,705                59,425
  Unit Fair Values #                  $10.07                   $11.84                 $6.12

(20) Funded as of February 27, 2008.

(21) Funded as of August 4, 2008.

                                                                                      FRANKLIN
                                       FRANKLIN                FRANKLIN              TEMPLETON
                                        MUTUAL              SMALL-MID CAP           CONSERVATIVE
                                     SHARES FUND             GROWTH FUND               TARGET
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                      --                    --
   Class INV                                   --                      --                    --
   Other class                            156,797                  53,028                30,769
                                     ============            ============            ==========
  Cost:
   Class ADV                                   --                      --                    --
   Class INV                                   --                      --                    --
   Other class                         $3,674,574              $1,752,950              $366,300
                                     ============            ============            ==========
  Market Value:
   Class ADV                                   --                      --                    --
   Class INV                                   --                      --                    --
   Other class                         $2,386,452              $1,075,940              $335,999
 Due from Hartford Life
  Insurance Company                           413                      --                   850
 Receivable from fund shares
  sold                                         --                   2,848                    --
 Other assets                                  --                      --                    --
                                     ------------            ------------            ----------
 Total Assets                           2,386,865               1,078,788               336,849
                                     ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                   2,848                    --
 Payable for fund shares
  purchased                                   413                      --                   850
 Other liabilities                             --                       1                    --
                                     ------------            ------------            ----------
 Total Liabilities                            413                   2,849                   850
                                     ------------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $2,386,452              $1,075,939              $335,999
                                     ============            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             246,103                 163,346                35,973
  Unit Fair Values #                        $9.70                   $6.59                 $9.34

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      FRANKLIN                FRANKLIN                                       FRANKLIN
                                     TEMPLETON               TEMPLETON                                     SMALL-MID CAP
                                       GROWTH                 MODERATE               TEMPLETON                GROWTH
                                    TARGET FUND             TARGET FUND             FOREIGN FUND          SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (22)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                      --                      --                    --
   Class INV                                  --                      --                      --                    --
   Other class                            75,080                 132,570                 482,700                 1,197
                                    ============            ============            ============             =========
  Cost:
   Class ADV                                  --                      --                      --                    --
   Class INV                                  --                      --                      --                    --
   Other class                        $1,028,283              $1,734,069              $4,536,335               $22,722
                                    ============            ============            ============             =========
  Market Value:
   Class ADV                                  --                      --                      --                    --
   Class INV                                  --                      --                      --                    --
   Other class                          $786,836              $1,414,523              $2,143,189               $14,441
 Due from Hartford Life
  Insurance Company                       10,901                   8,389                     105                    --
 Receivable from fund shares
  sold                                        --                      --                      --                    --
 Other assets                                 --                      --                      --                    --
                                    ------------            ------------            ------------             ---------
 Total Assets                            797,737               1,422,912               2,143,294                14,441
                                    ------------            ------------            ------------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                      --                    --
 Payable for fund shares
  purchased                               10,901                   8,389                     105                    --
 Other liabilities                            --                      --                      --                    --
                                    ------------            ------------            ------------             ---------
 Total Liabilities                        10,901                   8,389                     105                    --
                                    ------------            ------------            ------------             ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $786,836              $1,414,523              $2,143,189               $14,441
                                    ============            ============            ============             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             97,781                 156,010                 187,731                 2,142
  Unit Fair Values #                       $8.05                   $9.07                  $11.42                 $6.74


                                   GE PREMIER                              GOLDMAN SACHS
                                     GROWTH            GOLDMAN SACHS          CAPITAL
                                   EQUITY FUND         BALANCED FUND        GROWTH FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT (23)       SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                  --                  --
   Class INV                               --                  --                  --
   Other class                            444                 189                 365
                                    =========             =======             =======
  Cost:
   Class ADV                               --                  --                  --
   Class INV                               --                  --                  --
   Other class                        $10,754              $2,965              $7,417
                                    =========             =======             =======
  Market Value:
   Class ADV                               --                  --                  --
   Class INV                               --                  --                  --
   Other class                         $6,180              $2,691              $4,709
 Due from Hartford Life
  Insurance Company                        --                  --                  --
 Receivable from fund shares
  sold                                      3                  12                   9
 Other assets                              --                  --                  --
                                    ---------             -------             -------
 Total Assets                           6,183               2,703               4,718
                                    ---------             -------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         3                  12                   9
 Payable for fund shares
  purchased                                --                  --                  --
 Other liabilities                         --                  --                  --
                                    ---------             -------             -------
 Total Liabilities                          3                  12                   9
                                    ---------             -------             -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $6,180              $2,691              $4,709
                                    =========             =======             =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             817                 316                 707
  Unit Fair Values #                    $7.57               $8.52               $6.67

(22) Funded as of July 18, 2008.

(23) Funded as of July 21, 2008.

                                  GOLDMAN SACHS       GOLDMAN SACHS         GOLDMAN SACHS
                                   CORE FIXED        STRUCTURED U.S.          GOVERNMENT
                                   INCOME FUND         EQUITY FUND           INCOME FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT (24)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                  --                      --
   Class INV                              --                  --                      --
   Other class                         1,046                   1                   7,727
                                     =======              ======              ==========
  Cost:
   Class ADV                              --                  --                      --
   Class INV                              --                  --                      --
   Other class                        $9,324                 $23                $114,870
                                     =======              ======              ==========
  Market Value:
   Class ADV                              --                  --                      --
   Class INV                              --                  --                      --
   Other class                        $8,798                 $22                $116,523
 Due from Hartford Life
  Insurance Company                       --                  --                      --
 Receivable from fund shares
  sold                                    22                  --                     116
 Other assets                             --                  --                      --
                                     -------              ------              ----------
 Total Assets                          8,820                  22                 116,639
                                     -------              ------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       22                  --                     116
 Payable for fund shares
  purchased                               --                  --                      --
 Other liabilities                        --                  --                       1
                                     -------              ------              ----------
 Total Liabilities                        22                  --                     117
                                     -------              ------              ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                         $8,798                 $22                $116,522
                                     =======              ======              ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            922                   3                  10,336
  Unit Fair Values #                   $9.53               $6.67                  $11.27

(24) Funded as of August 27, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  GOLDMAN SACHS           GOLDMAN SACHS           GOLDMAN SACHS          GOLDMAN SACHS
                                     GROWTH &                GROWTH                  MID CAP               SMALL CAP
                                   INCOME FUND         OPPORTUNITIES FUND           VALUE FUND             VALUE FUND
                                   SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                     --                        --                    --
   Class INV                                --                     --                        --                    --
   Other class                          33,126                  1,112                   121,706                11,347
                                    ==========              =========              ============            ==========
  Cost:
   Class ADV                                --                     --                        --                    --
   Class INV                                --                     --                        --                    --
   Other class                        $717,284                $18,033                $4,485,977              $413,584
                                    ==========              =========              ============            ==========
  Market Value:
   Class ADV                                --                     --                        --                    --
   Class INV                                --                     --                        --                    --
   Other class                        $543,923                $13,789                $2,684,825              $280,946
 Due from Hartford Life
  Insurance Company                         --                     --                       817                   246
 Receivable from fund shares
  sold                                      63                     41                        --                    --
 Other assets                               --                     --                        --                    --
                                    ----------              ---------              ------------            ----------
 Total Assets                          543,986                 13,830                 2,685,642               281,192
                                    ----------              ---------              ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         63                     41                        --                    --
 Payable for fund shares
  purchased                                 --                     --                       817                   246
 Other liabilities                          --                     --                        --                    --
                                    ----------              ---------              ------------            ----------
 Total Liabilities                          63                     41                       817                   246
                                    ----------              ---------              ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $543,923                $13,789                $2,684,825              $280,946
                                    ==========              =========              ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           88,401                  1,972                   196,256                41,730
  Unit Fair Values #                     $6.15                  $6.99                    $13.68                 $6.73

                                  GOLDMAN SACHS         GOLDMAN SACHS           JOHN HANCOCK
                                       HIGH               LARGE CAP              SMALL CAP
                                    YIELD FUND            VALUE FUND            EQUITY FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (25)         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                  --                        --
   Class INV                                --                  --                        --
   Other class                          54,396                 113                    70,900
                                    ==========              ======              ============
  Cost:
   Class ADV                                --                  --                        --
   Class INV                                --                  --                        --
   Other class                        $419,466                $942                $1,265,820
                                    ==========              ======              ============
  Market Value:
   Class ADV                                --                  --                        --
   Class INV                                --                  --                        --
   Other class                        $274,697                $967                  $894,048
 Due from Hartford Life
  Insurance Company                         --                  --                       681
 Receivable from fund shares
  sold                                      50                  15                        --
 Other assets                               54                  --                        --
                                    ----------              ------              ------------
 Total Assets                          274,801                 982                   894,729
                                    ----------              ------              ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         50                  15                        --
 Payable for fund shares
  purchased                                 --                  --                       681
 Other liabilities                          --                  --                        --
                                    ----------              ------              ------------
 Total Liabilities                          50                  15                       681
                                    ----------              ------              ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $274,751                $967                  $894,048
                                    ==========              ======              ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           34,926                 162                   133,309
  Unit Fair Values #                     $7.87               $5.94                     $6.71

(25) Funded as of October 22, 2008.

                                                     HARTFORD          HARTFORD
                                  HARTFORD           LARGECAP            TOTAL
                                  ADVISERS            GROWTH          RETURN BOND
                                  HLS FUND           HLS FUND          HLS FUND
                                 SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
----------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --               --                  --
   Class INV                               --               --                  --
   Other class                        491,099            6,698           1,217,642
                                =============       ==========       =============
  Cost:
   Class ADV                               --               --                  --
   Class INV                               --               --                  --
   Other class                    $10,293,943         $129,224         $13,711,182
                                =============       ==========       =============
  Market Value:
   Class ADV                               --               --                  --
   Class INV                               --               --                  --
   Other class                     $6,723,058          $66,193         $11,617,684
 Due from Hartford Life
  Insurance Company                        --               --                  --
 Receivable from fund shares
  sold                                    991               55                 408
 Other assets                              --               --                  --
                                -------------       ----------       -------------
 Total Assets                       6,724,049           66,248          11,618,092
                                -------------       ----------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       991               55                 408
 Payable for fund shares
  purchased                                --               --                  --
 Other liabilities                         --               --                  --
                                -------------       ----------       -------------
 Total Liabilities                        991               55                 408
                                -------------       ----------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                      $6,723,058          $66,193         $11,617,684
                                =============       ==========       =============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants         862,798           11,490           1,095,058
  Unit Fair Values #                    $7.79            $5.76              $10.61

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 HARTFORD     HARTFORD          HARTFORD
                                 CAPITAL      DIVIDEND           GLOBAL                   HARTFORD
                               APPRECIATION  AND GROWTH         ADVISERS               GLOBAL EQUITY
                                 HLS FUND     HLS FUND          HLS FUND                  HLS FUND
                               SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT (26)(27)(28)
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                             --           --               --                        --
   Class INV                             --           --               --                        --
   Other class                      768,078      529,850           11,233                    45,238
                               ============  ===========       ==========                ==========
  Cost:
   Class ADV                             --           --               --                        --
   Class INV                             --           --               --                        --
   Other class                  $37,941,990  $10,436,284         $141,355                  $409,589
                               ============  ===========       ==========                ==========
  Market Value:
   Class ADV                             --           --               --                        --
   Class INV                             --           --               --                        --
   Other class                  $19,463,101   $7,611,246          $95,525                  $278,388
 Due from Hartford Life
  Insurance Company                   5,552        2,125               --                       372
 Receivable from fund shares
  sold                                   --           --                8                        --
 Other assets                            --           --               --                        --
                               ------------  -----------       ----------                ----------
 Total Assets                    19,468,653    7,613,371           95,533                   278,760
                               ------------  -----------       ----------                ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      --           --                8                        --
 Payable for fund shares
  purchased                           5,552        2,125               --                       372
 Other liabilities                        1           --               --                        --
                               ------------  -----------       ----------                ----------
 Total Liabilities                    5,553        2,125                8                       372
                               ------------  -----------       ----------                ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities          $19,463,100   $7,611,246          $95,525                  $278,388
                               ============  ===========       ==========                ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants     1,957,089    1,342,915           25,619                    42,917
  Unit Fair Values #                  $9.94        $5.67            $3.73                     $6.49

                                                                               HARTFORD
                                      HARTFORD             HARTFORD           DISCIPLINED
                                   GLOBAL HEALTH         GLOBAL GROWTH          EQUITY
                                      HLS FUND             HLS FUND            HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT (15)
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                 --                  --
   Class INV                                  --                 --                  --
   Other class                            79,316                495                  96
                                    ============            =======             =======
  Cost:
   Class ADV                                  --                 --                  --
   Class INV                                  --                 --                  --
   Other class                        $1,204,071             $5,794              $1,061
                                    ============            =======             =======
  Market Value:
   Class ADV                                  --                 --                  --
   Class INV                                  --                 --                  --
   Other class                          $844,058             $5,009                $807
 Due from Hartford Life
  Insurance Company                          304                 --                  --
 Receivable from fund shares
  sold                                        --                 17                   4
 Other assets                                 --                 --                  --
                                    ------------            -------             -------
 Total Assets                            844,362              5,026                 811
                                    ------------            -------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                 17                   4
 Payable for fund shares
  purchased                                  304                 --                  --
 Other liabilities                            --                 --                  --
                                    ------------            -------             -------
 Total Liabilities                           304                 17                   4
                                    ------------            -------             -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $844,058             $5,009                $807
                                    ============            =======             =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             65,637                844                 110
  Unit Fair Values #                      $12.86              $5.93               $7.34

(15) Funded as of April 15, 2008.

(26) From inception July 31, 2008 to December 31, 2008.

(27) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(28) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

                                                             HARTFORD
                                      HARTFORD                GROWTH                 HARTFORD
                                       GROWTH             OPPORTUNITIES               INDEX
                                      HLS FUND               HLS FUND                HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                      --                      --
   Class INV                                 --                      --                      --
   Other class                           22,978                  38,533                 326,640
                                     ==========            ============            ============
  Cost:
   Class ADV                                 --                      --                      --
   Class INV                                 --                      --                      --
   Other class                         $272,954              $1,018,463              $9,554,554
                                     ==========            ============            ============
  Market Value:
   Class ADV                                 --                      --                      --
   Class INV                                 --                      --                      --
   Other class                         $173,013                $652,067              $6,123,587
 Due from Hartford Life
  Insurance Company                          --                     193                      --
 Receivable from fund shares
  sold                                       44                      --                     661
 Other assets                                --                      --                      --
                                     ----------            ------------            ------------
 Total Assets                           173,057                 652,260               6,124,248
                                     ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          44                      --                     661
 Payable for fund shares
  purchased                                  --                     193                      --
 Other liabilities                           --                      --                       1
                                     ----------            ------------            ------------
 Total Liabilities                           44                     193                     662
                                     ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $173,013                $652,067              $6,123,586
                                     ==========            ============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            22,384                  87,842               1,305,931
  Unit Fair Values #                      $7.73                   $7.42                   $4.69

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  HARTFORD               HARTFORD
                               INTERNATIONAL          INTERNATIONAL              HARTFORD                HARTFORD
                                   GROWTH             OPPORTUNITIES               MIDCAP               MONEY MARKET
                                  HLS FUND               HLS FUND                HLS FUND                HLS FUND
                                SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                             --                      --                      --                       --
   Class INV                             --                      --                      --                       --
   Other class                       15,270                 147,001                 350,386               10,797,639
                                 ==========            ============            ============            =============
  Cost:
   Class ADV                             --                      --                      --                       --
   Class INV                             --                      --                      --                       --
   Other class                     $173,236              $2,007,107              $8,879,865              $10,797,639
                                 ==========            ============            ============            =============
  Market Value:
   Class ADV                             --                      --                      --                       --
   Class INV                             --                      --                      --                       --
   Other class                      $89,400              $1,235,708              $5,679,508              $10,797,639
 Due from Hartford Life
  Insurance Company                      --                      --                      --                       --
 Receivable from fund
  shares sold                            16                      22                      44                   35,990
 Other assets                            --                      --                      --                       --
                                 ----------            ------------            ------------            -------------
 Total Assets                        89,416               1,235,730               5,679,552               10,833,629
                                 ----------            ------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      16                      22                      44                   35,990
 Payable for fund shares
  purchased                              --                      --                      --                       --
 Other liabilities                       --                      --                      --                       --
                                 ----------            ------------            ------------            -------------
 Total Liabilities                       16                      22                      44                   35,990
                                 ----------            ------------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $89,400              $1,235,708              $5,679,508              $10,797,639
                                 ==========            ============            ============            =============
DEFERRED ANNUITY CONTRACTS
 IN THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by
   Participants                      12,292                 152,950                 450,853                1,021,167
  Unit Fair Values #                  $7.27                   $8.08                  $12.60                   $10.57


                                   HARTFORD               HARTFORD                HARTFORD
                                SMALL COMPANY          SMALLCAP GROWTH             STOCK
                                   HLS FUND               HLS FUND                HLS FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                    --                       --
   Class INV                               --                    --                       --
   Other class                        140,465                 4,853                  168,136
                                 ============             =========             ============
  Cost:
   Class ADV                               --                    --                       --
   Class INV                               --                    --                       --
   Other class                     $2,353,747               $83,957               $7,557,689
                                 ============             =========             ============
  Market Value:
   Class ADV                               --                    --                       --
   Class INV                               --                    --                       --
   Other class                     $1,546,010               $56,054               $4,348,644
 Due from Hartford Life
  Insurance Company                        --                    --                      349
 Receivable from fund
  shares sold                             127                    46                       --
 Other assets                              --                    --                       --
                                 ------------             ---------             ------------
 Total Assets                       1,546,137                56,100                4,348,993
                                 ------------             ---------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       127                    46                       --
 Payable for fund shares
  purchased                                --                    --                      349
 Other liabilities                         --                    --                       --
                                 ------------             ---------             ------------
 Total Liabilities                        127                    46                      349
                                 ------------             ---------             ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $1,546,010               $56,054               $4,348,644
                                 ============             =========             ============
DEFERRED ANNUITY CONTRACTS
 IN THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by
   Participants                       409,152                 8,423                  653,496
  Unit Fair Values #                    $3.78                 $6.65                    $6.65

                                        HARTFORD                 HARTFORD            THE HARTFORD
                                    U.S. GOVERNMENT               VALUE                 TARGET
                                       SECURITIES             OPPORTUNITIES           RETIREMENT
                                        HLS FUND                 HLS FUND              2010 FUND
                                  SUB-ACCOUNT (29)(30)         SUB-ACCOUNT         SUB-ACCOUNT (31)
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                    --                       --                  --
   Class INV                                    --                       --                  --
   Other class                             266,413                   63,027                 429
                                      ============             ============             =======
  Cost:
   Class ADV                                    --                       --                  --
   Class INV                                    --                       --                  --
   Other class                          $2,831,254               $1,070,283              $2,990
                                      ============             ============             =======
  Market Value:
   Class ADV                                    --                       --                  --
   Class INV                                    --                       --                  --
   Other class                          $2,715,160                 $552,223              $2,998
 Due from Hartford Life
  Insurance Company                             --                       --                  61
 Receivable from fund shares
  sold                                          92                      222                  --
 Other assets                                   --                       --                  --
                                      ------------             ------------             -------
 Total Assets                            2,715,252                  552,445               3,059
                                      ------------             ------------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             92                      222                  --
 Payable for fund shares
  purchased                                     --                       --                  61
 Other liabilities                              --                       --                  --
                                      ------------             ------------             -------
 Total Liabilities                              92                      222                  61
                                      ------------             ------------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $2,715,160                 $552,223              $2,998
                                      ============             ============             =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              273,679                   84,555                 405
  Unit Fair Values #                         $9.92                    $6.53               $7.40

(29) From inception August 26, 2008 to December 31, 2008.

(30) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

(31) Funded as of November 18, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   THE HARTFORD           THE HARTFORD
                                      TARGET                 TARGET             THE HARTFORD          THE HARTFORD
                                    RETIREMENT             RETIREMENT           EQUITY GROWTH           BALANCED
                                     2020 FUND              2030 FUND          ALLOCATION FUND       ALLOCATION FUND
                                 SUB-ACCOUNT (32)       SUB-ACCOUNT (32)       SUB-ACCOUNT (9)      SUB-ACCOUNT (33)
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                     --                   --                     --
   Class INV                                --                     --                   --                     --
   Other class                           2,090                  2,192                1,053                  1,436
                                     =========              =========              =======              =========
  Cost:
   Class ADV                                --                     --                   --                     --
   Class INV                                --                     --                   --                     --
   Other class                         $14,684                $13,513               $8,924                $11,559
                                     =========              =========              =======              =========
  Market Value:
   Class ADV                                --                     --                   --                     --
   Class INV                                --                     --                   --                     --
   Other class                         $15,174                $14,203               $8,131                $11,690
 Due from Hartford Life
  Insurance Company                         --                    401                   --                     --
 Receivable from fund shares
  sold                                      98                     --                   80                     69
 Other assets                               --                     --                   --                     --
                                     ---------              ---------              -------              ---------
 Total Assets                           15,272                 14,604                8,211                 11,759
                                     ---------              ---------              -------              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         98                     --                   80                     69
 Payable for fund shares
  purchased                                 --                    401                   --                     --
 Other liabilities                          --                     --                   --                     --
                                     ---------              ---------              -------              ---------
 Total Liabilities                          98                    401                   80                     69
                                     ---------              ---------              -------              ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $15,174                $14,203               $8,131                $11,690
                                     =========              =========              =======              =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            2,194                  2,111                1,337                  1,622
  Unit Fair Values #                     $6.92                  $6.73                $6.08                  $7.21


                                   THE HARTFORD           THE HARTFORD          THE HARTFORD
                                   CONSERVATIVE             CAPITAL                GROWTH
                                 ALLOCATION FUND       APPRECIATION FUND       ALLOCATION FUND
                                 SUB-ACCOUNT (6)        SUB-ACCOUNT (34)       SUB-ACCOUNT (9)
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                             1                    5,325                 1,604
                                      ======               ==========             =========
  Cost:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                            $8                 $123,731               $12,860
                                      ======               ==========             =========
  Market Value:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                            $8                 $122,641               $12,717
 Due from Hartford Life
  Insurance Company                       --                      574                    --
 Receivable from fund shares
  sold                                    --                       --                    50
 Other assets                             --                       --                    --
                                      ------               ----------             ---------
 Total Assets                              8                  123,215                12,767
                                      ------               ----------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                       --                    50
 Payable for fund shares
  purchased                               --                      574                    --
 Other liabilities                        --                       --                    --
                                      ------               ----------             ---------
 Total Liabilities                        --                      574                    50
                                      ------               ----------             ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                    $8                 $122,641               $12,717
                                      ======               ==========             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              1                   20,776                 1,878
  Unit Fair Values #                   $7.78                    $5.90                 $6.77

(6)  From inception April 30, 2008 to December 31, 2008.

(9)  Funded as of September 18, 2008.

(32) Funded as of November 4, 2008.

(33) Funded as of November 21, 2008.

(34) Funded as of October 10, 2008.

                                  HOTCHKIS AND WILEY                                   AIM
                                      LARGE CAP               AIM V.I.              FINANCIAL
                                      VALUE FUND           TECHNOLOGY FUND        SERVICES FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (1)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                     --                     --
   Class INV                                  --                     --                 32,488
   Other class                            39,125                  3,199                     --
                                      ==========              =========             ==========
  Cost:
   Class ADV                                  --                     --                     --
   Class INV                                  --                     --               $640,751
   Other class                          $873,934                $43,972                     --
                                      ==========              =========             ==========
  Market Value:
   Class ADV                                  --                     --                     --
   Class INV                                  --                     --               $198,176
   Other class                          $411,596                $26,805                     --
 Due from Hartford Life
  Insurance Company                          874                     --                    439
 Receivable from fund shares
  sold                                        --                      1                     --
 Other assets                                 --                     --                     --
                                      ----------              ---------             ----------
 Total Assets                            412,470                 26,806                198,615
                                      ----------              ---------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      1                     --
 Payable for fund shares
  purchased                                  874                     --                    439
 Other liabilities                            --                     --                     --
                                      ----------              ---------             ----------
 Total Liabilities                           874                      1                    439
                                      ----------              ---------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $411,596                $26,805               $198,176
                                      ==========              =========             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             60,740                  4,364                 45,954
  Unit Fair Values #                       $6.78                  $6.14                  $4.31

(1)  Funded as of June 6, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                                IVY GLOBAL
                                       AIM                   AIM                 NATURAL            IVY LARGE CAP
                                   LEISURE FUND        TECHNOLOGY FUND        RESOURCES FUND         GROWTH FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (35)
---------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --                  --
   Class INV                            13,433                12,486                    --                  --
   Other class                              --                    --                36,807                  95
                                    ==========            ==========            ==========              ======
  Cost:
   Class ADV                                --                    --                    --                  --
   Class INV                          $521,041              $313,738                    --                  --
   Other class                              --                    --              $938,071                $980
                                    ==========            ==========            ==========              ======
  Market Value:
   Class ADV                                --                    --                    --                  --
   Class INV                          $296,733              $211,756                    --                  --
   Other class                              --                    --              $392,361                $888
 Due from Hartford Life
  Insurance Company                         --                   359                 4,945                  --
 Receivable from fund shares
  sold                                     480                    --                    --                   8
 Other assets                               --                    --                    --                  --
                                    ----------            ----------            ----------              ------
 Total Assets                          297,213               212,115               397,306                 896
                                    ----------            ----------            ----------              ------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        480                    --                    --                   8
 Payable for fund shares
  purchased                                 --                   359                 4,945                  --
 Other liabilities                          --                    --                    --                  --
                                    ----------            ----------            ----------              ------
 Total Liabilities                         480                   359                 4,945                   8
                                    ----------            ----------            ----------              ------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $296,733              $211,756              $392,361                $888
                                    ==========            ==========            ==========              ======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           36,255                43,818                77,010                 113
  Unit Fair Values #                     $8.18                 $4.83                 $5.09               $7.88

                                                                                 JANUS ASPEN
                                                                                   MID CAP
                                  IVY SCIENCE &          JANUS ASPEN               GROWTH
                                 TECHNOLOGY FUND       FORTY PORTFOLIO            PORTFOLIO
                                SUB-ACCOUNT (36)       SUB-ACCOUNT (3)        SUB-ACCOUNT (37)
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                            66                   68,703                 1,442
                                     =======             ============             =========
  Cost:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                        $1,402               $2,909,457               $49,747
                                     =======             ============             =========
  Market Value:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                        $1,420               $1,578,113               $30,665
 Due from Hartford Life
  Insurance Company                       13                       --                    --
 Receivable from fund shares
  sold                                    --                       30                     1
 Other assets                             --                       --                    --
                                     -------             ------------             ---------
 Total Assets                          1,433                1,578,143                30,666
                                     -------             ------------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                       30                     1
 Payable for fund shares
  purchased                               13                       --                    --
 Other liabilities                        --                       --                    --
                                     -------             ------------             ---------
 Total Liabilities                        13                       30                     1
                                     -------             ------------             ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,420               $1,578,113               $30,665
                                     =======             ============             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            174                  189,541                 4,216
  Unit Fair Values #                   $8.16                    $8.33                 $7.27

(3)  Funded as of May 9, 2008.

(35) Funded as of April 22, 2008.

(36) Funded as of October 31, 2008.

(37) Funded as of June 3, 2008.

                                    JANUS ASPEN                                 JANUS ASPEN
                                   INTERNATIONAL          JANUS ASPEN            WORLDWIDE
                                       GROWTH               BALANCED               GROWTH
                                     PORTFOLIO             PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (2)       SUB-ACCOUNT (38)      SUB-ACCOUNT (2)
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                    --                    --
   Class INV                                 --                    --                    --
   Other class                            6,642                 8,180                15,720
                                     ==========            ==========            ==========
  Cost:
   Class ADV                                 --                    --                    --
   Class INV                                 --                    --                    --
   Other class                         $400,389              $248,923              $489,481
                                     ==========            ==========            ==========
  Market Value:
   Class ADV                                 --                    --                    --
   Class INV                                 --                    --                    --
   Other class                         $175,550              $187,314              $302,920
 Due from Hartford Life
  Insurance Company                          --                    --                    --
 Receivable from fund shares
  sold                                        3                     4                     6
 Other assets                                --                    --                    --
                                     ----------            ----------            ----------
 Total Assets                           175,553               187,318               302,926
                                     ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           3                     4                     6
 Payable for fund shares
  purchased                                  --                    --                    --
 Other liabilities                           --                    --                    --
                                     ----------            ----------            ----------
 Total Liabilities                            3                     4                     6
                                     ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $175,550              $187,314              $302,920
                                     ==========            ==========            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            24,650                19,598                45,667
  Unit Fair Values #                      $7.12                 $9.56                 $6.63

(2)  Funded as of May 16, 2008.

(38) Funded as of May 19, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  JANUS ADVISER                                 JANUS ADVISER
                                    FLEXIBLE            JANUS ADVISER           INTERNATIONAL          JANUS ADVISER
                                    BOND FUND             FORTY FUND             GROWTH FUND           WORLDWIDE FUND
                                SUB-ACCOUNT (39)         SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                       --                      --                    --
   Class INV                              --                       --                      --                    --
   Other class                            28                  125,588                  89,170                 7,862
                                     =======             ============            ============            ==========
  Cost:
   Class ADV                              --                       --                      --                    --
   Class INV                              --                       --                      --                    --
   Other class                          $335               $3,882,108              $4,097,437              $214,086
                                     =======             ============            ============            ==========
  Market Value:
   Class ADV                              --                       --                      --                    --
   Class INV                              --                       --                      --                    --
   Other class                          $340               $2,757,906              $2,399,561              $155,815
 Due from Hartford Life
  Insurance Company                       --                    1,421                   4,257                   257
 Receivable from fund shares
  sold                                     4                       --                      --                    --
 Other assets                             --                       --                      --                    --
                                     -------             ------------            ------------            ----------
 Total Assets                            344                2,759,327               2,403,818               156,072
                                     -------             ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        4                       --                      --                    --
 Payable for fund shares
  purchased                               --                    1,421                   4,257                   257
 Other liabilities                        --                       --                      --                     1
                                     -------             ------------            ------------            ----------
 Total Liabilities                         4                    1,421                   4,257                   258
                                     -------             ------------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $340               $2,757,906              $2,399,561              $155,814
                                     =======             ============            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             32                  273,050                 168,010                89,083
  Unit Fair Values #                  $10.93                   $10.10                  $14.28                 $1.75

                                  JANUS ADVISER             KEELEY
                                     MID CAP              SMALL CAP             LORD ABBETT
                                   GROWTH FUND            VALUE FUND          AFFILIATED FUND
                                 SUB-ACCOUNT (9)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                           360                   49,987                16,982
                                     =======             ============            ==========
  Cost:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                        $8,072               $1,238,988              $182,717
                                     =======             ============            ==========
  Market Value:
   Class ADV                              --                       --                    --
   Class INV                              --                       --                    --
   Other class                        $8,151                 $815,779              $146,187
 Due from Hartford Life
  Insurance Company                      576                       --                    --
 Receivable from fund shares
  sold                                    --                      141                    68
 Other assets                             --                       --                    --
                                     -------             ------------            ----------
 Total Assets                          8,727                  815,920               146,255
                                     -------             ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                      141                    68
 Payable for fund shares
  purchased                              576                       --                    --
 Other liabilities                        --                       --                    --
                                     -------             ------------            ----------
 Total Liabilities                       576                      141                    68
                                     -------             ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $8,151                 $815,779              $146,187
                                     =======             ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants          1,276                   89,799                20,681
  Unit Fair Values #                   $6.38                    $9.08                 $7.07

(9)  Funded as of September 18, 2008.

(39) Funded as of December 8, 2008.

                                                          LORD ABBETT            LORD ABBETT
                                    LORD ABBETT               BOND                 GROWTH
                                   ALL VALUE FUND        DEBENTURE FUND      OPPORTUNITIES FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (40)
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                    --                   --
   Class INV                                 --                    --                   --
   Other class                           12,095                45,019                  217
                                     ==========            ==========              =======
  Cost:
   Class ADV                                 --                    --                   --
   Class INV                                 --                    --                   --
   Other class                         $115,783              $317,119               $2,968
                                     ==========            ==========              =======
  Market Value:
   Class ADV                                 --                    --                   --
   Class INV                                 --                    --                   --
   Other class                         $103,741              $265,542               $2,734
 Due from Hartford Life
  Insurance Company                          --                   128                   --
 Receivable from fund shares
  sold                                      164                    --                   10
 Other assets                                --                    --                   --
                                     ----------            ----------              -------
 Total Assets                           103,905               265,670                2,744
                                     ----------            ----------              -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         164                    --                   10
 Payable for fund shares
  purchased                                  --                   128                   --
 Other liabilities                           --                    --                   --
                                     ----------            ----------              -------
 Total Liabilities                          164                   128                   10
                                     ----------            ----------              -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $103,741              $265,542               $2,734
                                     ==========            ==========              =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            12,280                31,367                  397
  Unit Fair Values #                      $8.45                 $8.47                $6.89

(40) Funded as of April 23, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   LORD ABBETT         LORD ABBETT         LORD ABBETT           LORD ABBETT
                                    LARGE-CAP           AMERICA'S             TOTAL               SMALL CAP
                                    CORE FUND          VALUE FUND          RETURN FUND            BLEND FUND
                                SUB-ACCOUNT (19)       SUB-ACCOUNT       SUB-ACCOUNT (6)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                  --                  --                       --
   Class INV                              --                  --                  --                       --
   Other class                           193                 261                 137                   78,302
                                     =======             =======             =======             ============
  Cost:
   Class ADV                              --                  --                  --                       --
   Class INV                              --                  --                  --                       --
   Other class                        $4,242              $2,414              $1,293               $1,237,963
                                     =======             =======             =======             ============
  Market Value:
   Class ADV                              --                  --                  --                       --
   Class INV                              --                  --                  --                       --
   Other class                        $4,023              $2,316              $1,342                 $848,414
 Due from Hartford Life
  Insurance Company                       --                  --                  --                      401
 Receivable from fund shares
  sold                                    12                   9                   4                       --
 Other assets                             --                  --                  --                       --
                                     -------             -------             -------             ------------
 Total Assets                          4,035               2,325               1,346                  848,815
                                     -------             -------             -------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       12                   9                   4                       --
 Payable for fund shares
  purchased                               --                  --                  --                      401
 Other liabilities                        --                  --                  --                       --
                                     -------             -------             -------             ------------
 Total Liabilities                        12                   9                   4                      401
                                     -------             -------             -------             ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $4,023              $2,316              $1,342                 $848,414
                                     =======             =======             =======             ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            511                 289                 132                  101,182
  Unit Fair Values #                   $7.87               $8.01              $10.22                    $8.39

                                    LORD ABBETT           LORD ABBETT           LEGG MASON
                                    DEVELOPING           INTERNATIONAL            VALUE
                                 GROWTH FUND, INC.     CORE EQUITY FUND         TRUST FUND
                                 SUB-ACCOUNT (19)         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                    --                     --
   Class INV                               --                    --                     --
   Other class                            133                   353                  5,648
                                      =======               =======             ==========
  Cost:
   Class ADV                               --                    --                     --
   Class INV                               --                    --                     --
   Other class                         $1,676                $4,461               $395,166
                                      =======               =======             ==========
  Market Value:
   Class ADV                               --                    --                     --
   Class INV                               --                    --                     --
   Other class                         $1,397                $3,088               $165,098
 Due from Hartford Life
  Insurance Company                        --                    10                     --
 Receivable from fund shares
  sold                                     10                    --                  1,558
 Other assets                              --                    --                     --
                                      -------               -------             ----------
 Total Assets                           1,407                 3,098                166,656
                                      -------               -------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        10                    --                  1,558
 Payable for fund shares
  purchased                                --                    10                     --
 Other liabilities                         --                    --                     --
                                      -------               -------             ----------
 Total Liabilities                         10                    10                  1,558
                                      -------               -------             ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $1,397                $3,088               $165,098
                                      =======               =======             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             198                   407                 23,380
  Unit Fair Values #                    $7.06                 $7.60                  $7.06

(6)  From inception April 30, 2008 to December 31, 2008.

(19) Funded as of January 18, 2008.

                                      MARSHALL            MASSACHUSETTS
                                      MID-CAP            INVESTORS GROWTH           MFS HIGH
                                     VALUE FUND             STOCK FUND            INCOME FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                      --                    --
   Class INV                                 --                      --                    --
   Other class                            8,534                 129,708               189,695
                                     ==========            ============            ==========
  Cost:
   Class ADV                                 --                      --                    --
   Class INV                                 --                      --                    --
   Other class                         $119,912              $1,488,983              $701,138
                                     ==========            ============            ==========
  Market Value:
   Class ADV                                 --                      --                    --
   Class INV                                 --                      --                    --
   Other class                          $66,057              $1,245,193              $457,166
 Due from Hartford Life
  Insurance Company                          --                     118                   102
 Receivable from fund shares
  sold                                       13                      --                    --
 Other assets                                --                      --                    82
                                     ----------            ------------            ----------
 Total Assets                            66,070               1,245,311               457,350
                                     ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          13                      --                    --
 Payable for fund shares
  purchased                                  --                     118                   102
 Other liabilities                           --                      --                    --
                                     ----------            ------------            ----------
 Total Liabilities                           13                     118                   102
                                     ----------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $66,057              $1,245,193              $457,248
                                     ==========            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            10,833                 172,990                44,850
  Unit Fair Values #                      $6.10                   $7.20                $10.20

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                MFS INTERNATIONAL
                                       NEW               MFS MID CAP            MFS RESEARCH          MFS STRATEGIC
                                  DISCOVERY FUND         GROWTH FUND         INTERNATIONAL FUND        VALUE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (6)          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                   --                      --
   Class INV                                --                    --                   --                      --
   Other class                          11,672                67,715                   57                   2,642
                                    ==========            ==========               ======               =========
  Cost:
   Class ADV                                --                    --                   --                      --
   Class INV                                --                    --                   --                      --
   Other class                        $283,914              $559,672                 $604                 $37,790
                                    ==========            ==========               ======               =========
  Market Value:
   Class ADV                                --                    --                   --                      --
   Class INV                                --                    --                   --                      --
   Other class                        $145,052              $339,930                 $607                 $18,518
 Due from Hartford Life
  Insurance Company                         --                   217                   --                      --
 Receivable from fund shares
  sold                                   1,372                    --                    5                       5
 Other assets                               --                    --                   --                      --
                                    ----------            ----------               ------               ---------
 Total Assets                          146,424               340,147                  612                  18,523
                                    ----------            ----------               ------               ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      1,372                    --                    5                       5
 Payable for fund shares
  purchased                                 --                   217                   --                      --
 Other liabilities                          --                    --                   --                      --
                                    ----------            ----------               ------               ---------
 Total Liabilities                       1,372                   217                    5                       5
                                    ----------            ----------               ------               ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $145,052              $339,930                 $607                 $18,518
                                    ==========            ==========               ======               =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           13,666                67,225                  104                   3,044
  Unit Fair Values #                    $10.61                 $5.06                $5.85                   $6.08


                                    MFS TOTAL                MFS                     MFS
                                   RETURN FUND          UTILITIES FUND            VALUE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                      --                      --
   Class INV                               --                      --                      --
   Other class                          3,181                 207,240                  74,985
                                    =========            ============            ============
  Cost:
   Class ADV                               --                      --                      --
   Class INV                               --                      --                      --
   Other class                        $42,345              $3,165,755              $1,738,637
                                    =========            ============            ============
  Market Value:
   Class ADV                               --                      --                      --
   Class INV                               --                      --                      --
   Other class                        $36,418              $2,420,185              $1,315,239
 Due from Hartford Life
  Insurance Company                        --                   2,515                      --
 Receivable from fund shares
  sold                                     37                      --                     587
 Other assets                              --                      --                      --
                                    ---------            ------------            ------------
 Total Assets                          36,455               2,422,700               1,315,826
                                    ---------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        37                      --                     587
 Payable for fund shares
  purchased                                --                   2,515                      --
 Other liabilities                         --                      --                      --
                                    ---------            ------------            ------------
 Total Liabilities                         37                   2,515                     587
                                    ---------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $36,418              $2,420,185              $1,315,239
                                    =========            ============            ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           4,186                 210,932                 118,181
  Unit Fair Values #                    $8.70                  $11.47                  $11.13

(6)  From inception April 30, 2008 to December 31, 2008.

                                   MFS RESEARCH            MFS NEW              MFS CORE
                                     BOND FUND          ENDEAVOR FUND         EQUITY FUND
                                    SUB-ACCOUNT       SUB-ACCOUNT (41)        SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                  --                     --
   Class INV                                --                  --                     --
   Other class                           2,295                 836                 47,016
                                     =========             =======             ==========
  Cost:
   Class ADV                                --                  --                     --
   Class INV                                --                  --                     --
   Other class                         $21,963              $7,910               $951,106
                                     =========             =======             ==========
  Market Value:
   Class ADV                                --                  --                     --
   Class INV                                --                  --                     --
   Other class                         $20,101              $5,167               $543,977
 Due from Hartford Life
  Insurance Company                         --                  --                     25
 Receivable from fund shares
  sold                                      11                   2                     --
 Other assets                               --                  --                     --
                                     ---------             -------             ----------
 Total Assets                           20,112               5,169                544,002
                                     ---------             -------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         11                   2                     --
 Payable for fund shares
  purchased                                 --                  --                     25
 Other liabilities                          --                  --                     --
                                     ---------             -------             ----------
 Total Liabilities                          11                   2                     25
                                     ---------             -------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $20,101              $5,167               $543,977
                                     =========             =======             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            2,025                 769                 87,766
  Unit Fair Values #                     $9.93               $6.72                  $6.20

(41) Funded as of January 15, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                   MFS INVESTORS
                                 MFS GOVERNMENT          MFS CORE              MFS HIGH               GROWTH
                                 SECURITIES FUND       EQUITY SERIES         INCOME SERIES         STOCK SERIES
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (1)      SUB-ACCOUNT (37)       SUB-ACCOUNT (1)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                    --                    --                   --
   Class INV                              --                    --                    --                   --
   Other class                           685                   719                 1,985                  428
                                     =======             =========             =========              =======
  Cost:
   Class ADV                              --                    --                    --                   --
   Class INV                              --                    --                    --                   --
   Other class                        $6,726               $11,219               $15,683               $4,603
                                     =======             =========             =========              =======
  Market Value:
   Class ADV                              --                    --                    --                   --
   Class INV                              --                    --                    --                   --
   Other class                        $6,856                $7,460               $12,367               $3,040
 Due from Hartford Life
  Insurance Company                       --                    --                    --                   --
 Receivable from fund shares
  sold                                    21                    --                    --                   --
 Other assets                             --                    --                    --                   --
                                     -------             ---------             ---------              -------
 Total Assets                          6,877                 7,460                12,367                3,040
                                     -------             ---------             ---------              -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       21                    --                    --                   --
 Payable for fund shares
  purchased                               --                    --                    --                   --
 Other liabilities                        --                    --                    --                   --
                                     -------             ---------             ---------              -------
 Total Liabilities                        21                    --                    --                   --
                                     -------             ---------             ---------              -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $6,856                $7,460               $12,367               $3,040
                                     =======             =========             =========              =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            652                 1,044                 1,657                  419
  Unit Fair Values #                  $10.52                 $7.15                 $7.46                $7.27

                                                           BLACKROCK              BLACKROCK
                                  MFS UTILITIES              GLOBAL            GLOBAL FINANCIAL
                                      SERIES            ALLOCATION FUND         SERVICES FUND
                                 SUB-ACCOUNT (1)          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                      --                    --
   Class INV                                --                      --                    --
   Other class                           6,193                 134,514                 9,985
                                    ==========            ============            ==========
  Cost:
   Class ADV                                --                      --                    --
   Class INV                                --                      --                    --
   Other class                        $168,633              $2,562,237              $132,501
                                    ==========            ============            ==========
  Market Value:
   Class ADV                                --                      --                    --
   Class INV                                --                      --                    --
   Other class                        $112,959              $2,013,671               $56,417
 Due from Hartford Life
  Insurance Company                         --                      --                   262
 Receivable from fund shares
  sold                                       1                     425                    --
 Other assets                               --                      --                    --
                                    ----------            ------------            ----------
 Total Assets                          112,960               2,014,096                56,679
                                    ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          1                     425                    --
 Payable for fund shares
  purchased                                 --                      --                   262
 Other liabilities                           1                      --                    --
                                    ----------            ------------            ----------
 Total Liabilities                           2                     425                   262
                                    ----------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $112,958              $2,013,671               $56,417
                                    ==========            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           12,688                 236,429                11,360
  Unit Fair Values #                     $8.90                   $8.52                 $4.97

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(37) Funded as of June 3, 2008.

                                     BLACKROCK               BLACKROCK              BLACKROCK
                                     LARGE CAP                 VALUE                SMALL CAP
                                     CORE FUND          OPPORTUNITIES FUND         GROWTH FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                     --                      --
   Class INV                                 --                     --                      --
   Other class                           23,636                  1,084                   9,931
                                     ==========              =========              ==========
  Cost:
   Class ADV                                 --                     --                      --
   Class INV                                 --                     --                      --
   Other class                         $286,944                $20,222                $132,837
                                     ==========              =========              ==========
  Market Value:
   Class ADV                                 --                     --                      --
   Class INV                                 --                     --                      --
   Other class                         $195,235                $12,658                 $82,622
 Due from Hartford Life
  Insurance Company                          --                     --                     351
 Receivable from fund shares
  sold                                        9                      5                      --
 Other assets                                --                     --                      --
                                     ----------              ---------              ----------
 Total Assets                           195,244                 12,663                  82,973
                                     ----------              ---------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           9                      5                      --
 Payable for fund shares
  purchased                                  --                     --                     351
 Other liabilities                           --                     --                      --
                                     ----------              ---------              ----------
 Total Liabilities                            9                      5                     351
                                     ----------              ---------              ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $195,235                $12,658                 $82,622
                                     ==========              =========              ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            31,322                  2,018                  11,814
  Unit Fair Values #                      $6.23                  $6.27                   $6.99

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   BLACKROCK                MUNDER            NEUBERGER BERMAN             OAKMARK
                                 MID CAP VALUE           MIDCAP CORE              SOCIALLY              INTERNATIONAL
                              OPPORTUNITIES FUND         GROWTH FUND           RESPONSIVE FUND          SMALL CAP FUND
                                  SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                      --                     --                        --
   Class INV                              --                      --                     --                        --
   Other class                         5,203                  18,350                  5,147                   139,857
                                   =========              ==========              =========              ============
  Cost:
   Class ADV                              --                      --                     --                        --
   Class INV                              --                      --                     --                        --
   Other class                       $71,515                $462,331                $86,694                $2,336,844
                                   =========              ==========              =========              ============
  Market Value:
   Class ADV                              --                      --                     --                        --
   Class INV                              --                      --                     --                        --
   Other class                       $51,089                $309,012                $56,511                $1,006,972
 Due from Hartford Life
  Insurance Company                       --                     192                     --                        --
 Receivable from fund
  shares sold                             81                      --                     17                        10
 Other assets                             --                      --                     --                        --
                                   ---------              ----------              ---------              ------------
 Total Assets                         51,170                 309,204                 56,528                 1,006,982
                                   ---------              ----------              ---------              ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       81                      --                     17                        10
 Payable for fund shares
  purchased                               --                     192                     --                        --
 Other liabilities                        --                      --                     --                        --
                                   ---------              ----------              ---------              ------------
 Total Liabilities                        81                     192                     17                        10
                                   ---------              ----------              ---------              ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $51,089                $309,012                $56,511                $1,006,972
                                   =========              ==========              =========              ============
DEFERRED ANNUITY CONTRACTS
 IN THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by
   Participants                        7,008                  40,241                  7,116                    68,297
  Unit Fair Values #                   $7.29                   $7.68                  $7.94                    $14.74

                                 OPPENHEIMER                                    OPPENHEIMER
                                   CAPITAL               OPPENHEIMER           INTERNATIONAL
                              APPRECIATION FUND          GLOBAL FUND            GROWTH FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                      --                    --
   Class INV                               --                      --                    --
   Other class                         38,027                  58,858                 5,297
                                 ============            ============            ==========
  Cost:
   Class ADV                               --                      --                    --
   Class INV                               --                      --                    --
   Other class                     $1,572,667              $3,448,690              $123,808
                                 ============            ============            ==========
  Market Value:
   Class ADV                               --                      --                    --
   Class INV                               --                      --                    --
   Other class                     $1,057,532              $2,253,085               $95,127
 Due from Hartford Life
  Insurance Company                     1,518                     422                    --
 Receivable from fund
  shares sold                              --                      --                    37
 Other assets                              --                      --                    --
                                 ------------            ------------            ----------
 Total Assets                       1,059,050               2,253,507                95,164
                                 ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                      --                    37
 Payable for fund shares
  purchased                             1,518                     422                    --
 Other liabilities                         --                       1                    --
                                 ------------            ------------            ----------
 Total Liabilities                      1,518                     423                    37
                                 ------------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $1,057,532              $2,253,084               $95,127
                                 ============            ============            ==========
DEFERRED ANNUITY CONTRACTS
 IN THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by
   Participants                       147,683                 196,376                11,196
  Unit Fair Values #                    $7.16                  $11.47                 $8.50

                                                           OPPENHEIMER           OPPENHEIMER
                                    OPPENHEIMER             STRATEGIC            MAIN STREET
                                  MAIN STREET FUND         INCOME FUND          SMALL CAP FUND
                                  SUB-ACCOUNT (42)      SUB-ACCOUNT (19)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                      --                     --
   Class INV                               --                      --                     --
   Other class                             12                   4,336                 38,904
                                       ======               =========             ==========
  Cost:
   Class ADV                               --                      --                     --
   Class INV                               --                      --                     --
   Other class                           $251                 $15,802               $727,811
                                       ======               =========             ==========
  Market Value:
   Class ADV                               --                      --                     --
   Class INV                               --                      --                     --
   Other class                           $257                 $15,002               $472,297
 Due from Hartford Life
  Insurance Company                        --                      --                    152
 Receivable from fund shares
  sold                                      1                      37                     --
 Other assets                              --                      16                     --
                                       ------               ---------             ----------
 Total Assets                             258                  15,055                472,449
                                       ------               ---------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1                      37                     --
 Payable for fund shares
  purchased                                --                      --                    152
 Other liabilities                         --                      --                     --
                                       ------               ---------             ----------
 Total Liabilities                          1                      37                    152
                                       ------               ---------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $257                 $15,018               $472,297
                                       ======               =========             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants              45                   1,593                 76,204
  Unit Fair Values #                    $5.79                   $9.43                  $6.20

(19) Funded as of January 18, 2008.

(42) Funded as of October 9, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    OPPENHEIMER                                  OPPENHEIMER            OPPENHEIMER
                                     DEVELOPING            OPPENHEIMER          INTERNATIONAL        SMALL- & MID- CAP
                                    MARKETS FUND           EQUITY FUND            BOND FUND              VALUE FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                  --                   --                      --                    --
   Class INV                                  --                   --                      --                    --
   Other class                            55,744                7,691                 174,008                17,859
                                    ============            =========            ============            ==========
  Cost:
   Class ADV                                  --                   --                      --                    --
   Class INV                                  --                   --                      --                    --
   Other class                        $1,712,174              $66,935              $1,079,196              $658,236
                                    ============            =========            ============            ==========
  Market Value:
   Class ADV                                  --                   --                      --                    --
   Class INV                                  --                   --                      --                    --
   Other class                          $885,774              $44,226              $1,030,124              $328,250
 Due from Hartford Life
  Insurance Company                           --                   --                     472                   778
 Receivable from fund shares
  sold                                       246                   14                      --                    --
 Other assets                                 --                   --                     106                    --
                                    ------------            ---------            ------------            ----------
 Total Assets                            886,020               44,240               1,030,702               329,028
                                    ------------            ---------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          246                   14                      --                    --
 Payable for fund shares
  purchased                                   --                   --                     472                   778
 Other liabilities                            --                   --                      --                    --
                                    ------------            ---------            ------------            ----------
 Total Liabilities                           246                   14                     472                   778
                                    ------------            ---------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $885,774              $44,226              $1,030,230              $328,250
                                    ============            =========            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             33,432                6,313                  89,681                59,403
  Unit Fair Values #                      $26.49                $7.01                  $11.49                 $5.53

                                   OPPENHEIMER           OPPENHEIMER           OPPENHEIMER
                                   MAIN STREET          GOLD & SPECIAL             REAL
                                 OPPORTUNITY FUND        METALS FUND           ESTATE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (31)
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                  --
   Class INV                                --                    --                  --
   Other class                          25,747                 9,000                  25
                                    ==========            ==========              ======
  Cost:
   Class ADV                                --                    --                  --
   Class INV                                --                    --                  --
   Other class                        $309,004              $231,619                $261
                                    ==========            ==========              ======
  Market Value:
   Class ADV                                --                    --                  --
   Class INV                                --                    --                  --
   Other class                        $214,215              $183,698                $298
 Due from Hartford Life
  Insurance Company                        154                    --                  --
 Receivable from fund shares
  sold                                      --                   186                   2
 Other assets                               --                    --                  --
                                    ----------            ----------              ------
 Total Assets                          214,369               183,884                 300
                                    ----------            ----------              ------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   186                   2
 Payable for fund shares
  purchased                                154                    --                  --
 Other liabilities                          --                    --                  --
                                    ----------            ----------              ------
 Total Liabilities                         154                   186                   2
                                    ----------            ----------              ------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $214,215              $183,698                $298
                                    ==========            ==========              ======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           34,109                18,544                  58
  Unit Fair Values #                     $6.28                 $9.91               $5.21

(31) Funded as of November 18, 2008.

                                      PUTNAM                PUTNAM                 PUTNAM
                                      GLOBAL                 HIGH            INTERNATIONAL NEW
                                    EQUITY FUND           YIELD FUND         OPPORTUNITIES FUND
                                  SUB-ACCOUNT (1)      SUB-ACCOUNT (2)        SUB-ACCOUNT (2)
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                     --
   Class INV                                --                    --                     --
   Other class                           2,621                88,123                  8,738
                                     =========            ==========             ==========
  Cost:
   Class ADV                                --                    --                     --
   Class INV                                --                    --                     --
   Other class                         $31,484              $606,962               $172,911
                                     =========            ==========             ==========
  Market Value:
   Class ADV                                --                    --                     --
   Class INV                                --                    --                     --
   Other class                         $20,286              $438,852               $101,535
 Due from Hartford Life
  Insurance Company                         --                    --                     --
 Receivable from fund shares
  sold                                      --                     8                      2
 Other assets                               --                    --                     --
                                     ---------            ----------             ----------
 Total Assets                           20,286               438,860                101,537
                                     ---------            ----------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                     8                      2
 Payable for fund shares
  purchased                                 --                    --                     --
 Other liabilities                          --                    --                     --
                                     ---------            ----------             ----------
 Total Liabilities                          --                     8                      2
                                     ---------            ----------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $20,286              $438,852               $101,535
                                     =========            ==========             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            3,120                56,327                 14,365
  Unit Fair Values #                     $6.50                 $7.79                  $7.07

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      PUTNAM                                      PIONEER             ALLIANZ NFJ
                                    SMALL CAP             PUTNAM VT              EMERGING              SMALL CAP
                                    VALUE FUND            VISTA FUND           MARKETS FUND           VALUE FUND
                                 SUB-ACCOUNT (2)       SUB-ACCOUNT (3)       SUB-ACCOUNT (42)       SUB-ACCOUNT (6)
---------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --                   --
   Class INV                                --                    --                    --                   --
   Other class                          16,153                30,002                   815                  314
                                    ==========            ==========             =========              =======
  Cost:
   Class ADV                                --                    --                    --                   --
   Class INV                                --                    --                    --                   --
   Other class                        $207,063              $433,302               $13,116               $6,038
                                    ==========            ==========             =========              =======
  Market Value:
   Class ADV                                --                    --                    --                   --
   Class INV                                --                    --                    --                   --
   Other class                        $137,785              $249,315               $12,480               $5,995
 Due from Hartford Life
  Insurance Company                         --                    --                    --                  185
 Receivable from fund shares
  sold                                       3                     5                    16                   --
 Other assets                               --                    --                    --                   --
                                    ----------            ----------             ---------              -------
 Total Assets                          137,788               249,320                12,496                6,180
                                    ----------            ----------             ---------              -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          3                     5                    16                   --
 Payable for fund shares
  purchased                                 --                    --                    --                  185
 Other liabilities                          --                    --                    --                   --
                                    ----------            ----------             ---------              -------
 Total Liabilities                           3                     5                    16                  185
                                    ----------            ----------             ---------              -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $137,785              $249,315               $12,480               $5,995
                                    ==========            ==========             =========              =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           24,334                42,306                 2,480                  830
  Unit Fair Values #                     $5.66                 $5.89                 $5.03                $7.22

                                   ALLIANZ NFJ
                                     DIVIDEND             ALLIANZ CCM               PIMCO
                                    VALUE FUND           MID CAP FUND            TOTAL RETURN
                                 SUB-ACCOUNT (6)       SUB-ACCOUNT (43)          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                      --                       --
   Class INV                              --                      --                       --
   Other class                            67                     565                  108,757
                                      ======               =========             ============
  Cost:
   Class ADV                              --                      --                       --
   Class INV                              --                      --                       --
   Other class                          $637                 $13,285               $1,144,507
                                      ======               =========             ============
  Market Value:
   Class ADV                              --                      --                       --
   Class INV                              --                      --                       --
   Other class                          $636                  $8,475               $1,102,799
 Due from Hartford Life
  Insurance Company                       --                      --                    1,990
 Receivable from fund shares
  sold                                     6                       1                       --
 Other assets                             --                      --                        8
                                      ------               ---------             ------------
 Total Assets                            642                   8,476                1,104,797
                                      ------               ---------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        6                       1                       --
 Payable for fund shares
  purchased                               --                      --                    1,990
 Other liabilities                        --                      --                       --
                                      ------               ---------             ------------
 Total Liabilities                         6                       1                    1,990
                                      ------               ---------             ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $636                  $8,475               $1,102,807
                                      ======               =========             ============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             96                   1,193                   97,547
  Unit Fair Values #                   $6.60                   $7.10                   $11.31

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(42) Funded as of October 9, 2008.

(43) Funded as of August 5, 2008.

                                       PIMCO
                                      EMERGING                PIMCO                 PIONEER
                                      MARKETS                  REAL                   HIGH
                                     BOND FUND             RETURN FUND             YIELD FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                      --                    --
   Class INV                                 --                      --                    --
   Other class                           31,905                 209,517                46,387
                                     ==========            ============            ==========
  Cost:
   Class ADV                                 --                      --                    --
   Class INV                                 --                      --                    --
   Other class                         $328,029              $2,265,891              $418,851
                                     ==========            ============            ==========
  Market Value:
   Class ADV                                 --                      --                    --
   Class INV                                 --                      --                    --
   Other class                         $270,234              $1,979,936              $280,642
 Due from Hartford Life
  Insurance Company                          --                      --                    --
 Receivable from fund shares
  sold                                      187                   4,139                   159
 Other assets                                23                      --                    53
                                     ----------            ------------            ----------
 Total Assets                           270,444               1,984,075               280,854
                                     ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         187                   4,139                   159
 Payable for fund shares
  purchased                                  --                      --                    --
 Other liabilities                           --                       3                    --
                                     ----------            ------------            ----------
 Total Liabilities                          187                   4,142                   159
                                     ----------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $270,257              $1,979,933              $280,695
                                     ==========            ============            ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            30,049                 179,592                40,920
  Unit Fair Values #                      $8.99                  $11.02                 $6.86

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     PIONEER               PIONEER               PIONEER                   PUTNAM
                                    SMALL CAP             STRATEGIC              MID CAP                   EQUITY
                                    VALUE FUND           INCOME FUND            VALUE FUND               INCOME FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (4)(44)(45)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                    --                    --                      --
   Class INV                                --                    --                    --                      --
   Other class                           5,772                53,700                10,334                     218
                                    ==========            ==========            ==========                 =======
  Cost:
   Class ADV                                --                    --                    --                      --
   Class INV                                --                    --                    --                      --
   Other class                        $143,170              $550,682              $192,186                  $2,374
                                    ==========            ==========            ==========                 =======
  Market Value:
   Class ADV                                --                    --                    --                      --
   Class INV                                --                    --                    --                      --
   Other class                         $84,447              $453,764              $150,465                  $2,377
 Due from Hartford Life
  Insurance Company                         --                    --                    41                      --
 Receivable from fund shares
  sold                                      57                   160                    --                       3
 Other assets                               --                    12                    --                      --
                                    ----------            ----------            ----------                 -------
 Total Assets                           84,504               453,936               150,506                   2,380
                                    ----------            ----------            ----------                 -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         57                   160                    --                       3
 Payable for fund shares
  purchased                                 --                    --                    41                      --
 Other liabilities                          --                    --                    --                      --
                                    ----------            ----------            ----------                 -------
 Total Liabilities                          57                   160                    41                       3
                                    ----------            ----------            ----------                 -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $84,447              $453,776              $150,465                  $2,377
                                    ==========            ==========            ==========                 =======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           14,595                48,857                20,695                     295
  Unit Fair Values #                     $5.79                 $9.29                 $7.27                   $8.05

                                     PUTNAM                 PUTNAM
                                   HIGH YIELD           INTERNATIONAL             PUTNAM
                                 ADVANTAGE FUND          EQUITY FUND          INVESTORS FUND
                                SUB-ACCOUNT (46)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                       --                 --
   Class INV                              --                       --                 --
   Other class                           721                   93,146                 12
                                     =======             ============             ======
  Cost:
   Class ADV                              --                       --                 --
   Class INV                              --                       --                 --
   Other class                        $3,033               $2,345,271               $129
                                     =======             ============             ======
  Market Value:
   Class ADV                              --                       --                 --
   Class INV                              --                       --                 --
   Other class                        $3,007               $1,413,949               $100
 Due from Hartford Life
  Insurance Company                       --                       --                 --
 Receivable from fund shares
  sold                                     3                       20                 --
 Other assets                             --                       --                 --
                                     -------             ------------             ------
 Total Assets                          3,010                1,413,969                100
                                     -------             ------------             ------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        3                       20                 --
 Payable for fund shares
  purchased                               --                       --                 --
 Other liabilities                        --                       --                 --
                                     -------             ------------             ------
 Total Liabilities                         3                       20                 --
                                     -------             ------------             ------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,007               $1,413,949               $100
                                     =======             ============             ======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            366                  131,626                 19
  Unit Fair Values #                   $8.22                   $10.74              $5.41

(4)  Funded as of February 20, 2008.

(44) Funded as of March 10, 2008.

(45) Effective December 26, 2008, Putnam New Value Fund merged with Putnam Equity Income Fund.

(46) Funded as of June 4, 2008.

                                                          PUTNAM
                                                      INTERNATIONAL            PUTNAM
                                     PUTNAM              CAPITAL              SMALL CAP
                                   VISTA FUND       OPPORTUNITIES FUND       GROWTH FUND
                                  SUB-ACCOUNT        SUB-ACCOUNT (31)        SUB-ACCOUNT
-------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                  --                     --
   Class INV                              --                  --                     --
   Other class                           152                  10                  1,843
                                     =======              ======              =========
  Cost:
   Class ADV                              --                  --                     --
   Class INV                              --                  --                     --
   Other class                        $1,494                $186                $28,168
                                     =======              ======              =========
  Market Value:
   Class ADV                              --                  --                     --
   Class INV                              --                  --                     --
   Other class                          $963                $196                $20,602
 Due from Hartford Life
  Insurance Company                       --                  --                     --
 Receivable from fund shares
  sold                                     3                   2                     19
 Other assets                             --                  --                     --
                                     -------              ------              ---------
 Total Assets                            966                 198                 20,621
                                     -------              ------              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        3                   2                     19
 Payable for fund shares
  purchased                               --                  --                     --
 Other liabilities                        --                  --                     --
                                     -------              ------              ---------
 Total Liabilities                         3                   2                     19
                                     -------              ------              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $963                $196                $20,602
                                     =======              ======              =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            164                  41                  3,474
  Unit Fair Values #                   $5.88               $4.85                  $5.93

(31) Funded as of November 18, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                       RIVERSOURCE                           LEGG MASON
                                      ROYCE            DIVERSIFIED        RIVERSOURCE         PARTNERS
                                      VALUE              EQUITY             MID CAP           SMALL CAP
                                    PLUS FUND          INCOME FUND        VALUE FUND         GROWTH FUND
                                   SUB-ACCOUNT      SUB-ACCOUNT (47)   SUB-ACCOUNT (14)      SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --               --                   --                 --
   Class INV                             6,864               --                   --                 --
   Other class                          39,726              127                2,146              1,349
                                    ==========           ======            =========          =========
  Cost:
   Class ADV                                --               --                   --                 --
   Class INV                           $83,580               --                   --                 --
   Other class                         518,466             $854              $10,531            $20,880
                                    ==========           ======            =========          =========
  Market Value:
   Class ADV                                --               --                   --                 --
   Class INV                           $96,162               --                   --                 --
   Other class                         274,230             $900              $10,020            $13,001
 Due from Hartford Life
  Insurance Company                      1,023               --                  344                 --
 Receivable from fund shares
  sold                                      --                4                   --                  5
 Other assets                               --               --                   --                 --
                                    ----------           ------            ---------          ---------
 Total Assets                          371,415              904               10,364             13,006
                                    ----------           ------            ---------          ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                4                   --                  5
 Payable for fund shares
  purchased                              1,023               --                  344                 --
 Other liabilities                          --               --                   --                 --
                                    ----------           ------            ---------          ---------
 Total Liabilities                       1,023                4                  344                  5
                                    ----------           ------            ---------          ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $370,392             $900              $10,020            $13,001
                                    ==========           ======            =========          =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           47,106              156                1,846              1,820
  Unit Fair Values #                     $7.86            $5.75                $5.43              $7.14

                                      DWS                                     DWS
                                     DREMAN               SSGA             GROWTH &
                                  HIGH RETURN           S&P 500           INCOME VIP
                                  EQUITY FUND          INDEX FUND          PORTFOLIO
                                  SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (2)
-----------------------------  ---------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                  --                 --
   Class INV                               --                  --                 --
   Other class                          6,379              43,620              6,602
                                   ==========          ==========          =========
  Cost:
   Class ADV                               --                  --                 --
   Class INV                               --                  --                 --
   Other class                       $284,900            $893,629            $48,053
                                   ==========          ==========          =========
  Market Value:
   Class ADV                               --                  --                 --
   Class INV                               --                  --                 --
   Other class                       $154,680            $648,630            $33,804
 Due from Hartford Life
  Insurance Company                        --                 218                 --
 Receivable from fund shares
  sold                                     21                  --                 --
 Other assets                              --                  --                 --
                                   ----------          ----------          ---------
 Total Assets                         154,701             648,848             33,804
                                   ----------          ----------          ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        21                  --                 --
 Payable for fund shares
  purchased                                --                 218                 --
 Other liabilities                         --                  --                 --
                                   ----------          ----------          ---------
 Total Liabilities                         21                 218                 --
                                   ----------          ----------          ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $154,680            $648,630            $33,804
                                   ==========          ==========          =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants          26,472              82,314              5,156
  Unit Fair Values #                    $5.84               $7.88              $6.56

(2)  Funded as of May 16, 2008.

(14) Funded as of October 21, 2008.

(47) Funded as of November 17, 2008.

                                                           LEGG MASON            LEGG MASON
                                        DWS                 PARTNERS              PARTNERS
                                       GLOBAL              AGGRESSIVE           FUNDAMENTAL
                                   THEMATIC FUND          GROWTH FUND            VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (48)
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                 --                    --                  --
   Class INV                                 --                    --                  --
   Other class                            6,245                   928                  34
                                     ==========            ==========              ======
  Cost:
   Class ADV                                 --                    --                  --
   Class INV                                 --                    --                  --
   Other class                         $190,394              $104,309                $400
                                     ==========            ==========              ======
  Market Value:
   Class ADV                                 --                    --                  --
   Class INV                                 --                    --                  --
   Other class                          $93,241               $62,544                $313
 Due from Hartford Life
  Insurance Company                          --                    --                  39
 Receivable from fund shares
  sold                                       87                    13                  --
 Other assets                                --                    --                  --
                                     ----------            ----------              ------
 Total Assets                            93,328                62,557                 352
                                     ----------            ----------              ------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          87                    13                  --
 Payable for fund shares
  purchased                                  --                    --                  39
 Other liabilities                           --                    --                  --
                                     ----------            ----------              ------
 Total Liabilities                           87                    13                  39
                                     ----------            ----------              ------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $93,241               $62,544                $313
                                     ==========            ==========              ======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            16,454                11,039                  44
  Unit Fair Values #                      $5.67                 $5.67               $7.16

(48) Funded as of April 1, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  LEGG MASON
                                   PARTNERS                BLACKROCK              THORNBURG
                                   SMALL CAP             SMALL/MID-CAP          INTERNATIONAL            THORNBURG
                                 GROWTH I FUND            GROWTH FUND            VALUE FUND             VALUE FUND
                               SUB-ACCOUNT (31)           SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                             --                        --                     --                     --
   Class INV                             --                        --                     --                     --
   Other class                           31                     9,353                 33,492                 12,291
                                    =======               ===========            ===========            ===========
  Cost:
   Class ADV                             --                        --                     --                     --
   Class INV                             --                        --                     --                     --
   Other class                         $279                  $108,620               $938,304               $425,590
                                    =======               ===========            ===========            ===========
  Market Value:
   Class ADV                             --                        --                     --                     --
   Class INV                             --                        --                     --                     --
   Other class                         $301                   $73,516               $639,372               $265,608
 Due from Hartford Life
  Insurance Company                      --                       219                     --                     --
 Receivable from fund
  shares sold                             2                        --                    490                     89
 Other assets                            --                        --                     --                     --
                                    -------               -----------            -----------            -----------
 Total Assets                           303                    73,735                639,862                265,697
                                    -------               -----------            -----------            -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       2                        --                    490                     89
 Payable for fund shares
  purchased                              --                       219                     --                     --
 Other liabilities                       --                        --                     --                     --
                                    -------               -----------            -----------            -----------
 Total Liabilities                        2                       219                    490                     89
                                    -------               -----------            -----------            -----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $301                   $73,516               $639,372               $265,608
                                    =======               ===========            ===========            ===========
DEFERRED ANNUITY CONTRACTS
 IN THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by
   Participants                          50                    10,763                 89,707                 39,160
  Unit Fair Values #                  $6.01                     $6.83                  $7.13                  $6.78


                                  THORNBURG             T. ROWE PRICE           T. ROWE PRICE
                                    CORE                   GROWTH                RETIREMENT
                                 GROWTH FUND             STOCK FUND               2010 FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT (42)         SUB-ACCOUNT (6)
--------------------------  ---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                    --                        --
   Class INV                              --                    --                        --
   Other class                        41,689                    11                    10,583
                                 ===========               =======               ===========
  Cost:
   Class ADV                              --                    --                        --
   Class INV                              --                    --                        --
   Other class                      $723,594                  $208                  $117,095
                                 ===========               =======               ===========
  Market Value:
   Class ADV                              --                    --                        --
   Class INV                              --                    --                        --
   Other class                      $406,878                  $213                  $117,688
 Due from Hartford Life
  Insurance Company                       --                    --                       795
 Receivable from fund
  shares sold                            613                     2                        --
 Other assets                             --                    --                        --
                                 -----------               -------               -----------
 Total Assets                        407,491                   215                   118,483
                                 -----------               -------               -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      613                     2                        --
 Payable for fund shares
  purchased                               --                    --                       795
 Other liabilities                        --                    --                        --
                                 -----------               -------               -----------
 Total Liabilities                       613                     2                       795
                                 -----------               -------               -----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $406,878                  $213                  $117,688
                                 ===========               =======               ===========
DEFERRED ANNUITY CONTRACTS
 IN THE ACCUMULATION
 PERIOD:
 Group Sub-Accounts:
  Units owned by
   Participants                       71,985                    36                    15,869
  Unit Fair Values #                   $5.65                 $5.81                     $7.42

(6)  From inception April 30, 2008 to December 31, 2008.

(31) Funded as of November 18, 2008.

(42) Funded as of October 9, 2008.

                                   T. ROWE PRICE        T. ROWE PRICE        T. ROWE PRICE
                                    RETIREMENT           RETIREMENT           RETIREMENT
                                     2020 FUND            2030 FUND            2040 FUND
                                  SUB-ACCOUNT (6)      SUB-ACCOUNT (6)      SUB-ACCOUNT (6)
---------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                           3,140                3,899                1,356
                                     =========            =========            =========
  Cost:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                         $35,385              $45,623              $15,254
                                     =========            =========            =========
  Market Value:
   Class ADV                                --                   --                   --
   Class INV                                --                   --                   --
   Other class                         $34,567              $43,128              $14,913
 Due from Hartford Life
  Insurance Company                        671                  587                   --
 Receivable from fund shares
  sold                                      --                   --                   20
 Other assets                               --                   --                   --
                                     ---------            ---------            ---------
 Total Assets                           35,238               43,715               14,933
                                     ---------            ---------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   --                   20
 Payable for fund shares
  purchased                                671                  587                   --
 Other liabilities                          --                   --                   --
                                     ---------            ---------            ---------
 Total Liabilities                         671                  587                   20
                                     ---------            ---------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $34,567              $43,128              $14,913
                                     =========            =========            =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            5,071                6,722                2,361
  Unit Fair Values #                     $6.82                $6.42                $6.32

(6)  From inception April 30, 2008 to December 31, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  T. ROWE PRICE        T. ROWE PRICE                                VICTORY
                                   RETIREMENT           RETIREMENT           UBS GLOBAL           DIVERSIFIED
                                    2050 FUND           INCOME FUND        ALLOCATION FUND         STOCK FUND
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (6)     SUB-ACCOUNT (49)        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                              --                    --                  --                     --
   Class INV                              --                    --                  --                     --
   Other class                           328                 9,447                 354                 13,869
                                     =======             =========             =======             ==========
  Cost:
   Class ADV                              --                    --                  --                     --
   Class INV                              --                    --                  --                     --
   Other class                        $2,062               $96,138              $4,091               $224,030
                                     =======             =========             =======             ==========
  Market Value:
   Class ADV                              --                    --                  --                     --
   Class INV                              --                    --                  --                     --
   Other class                        $2,022               $97,397              $2,609               $154,503
 Due from Hartford Life
  Insurance Company                       --                   622                  --                     --
 Receivable from fund shares
  sold                                    10                    --                   3                     76
 Other assets                             --                     1                  --                     --
                                     -------             ---------             -------             ----------
 Total Assets                          2,032                98,020               2,612                154,579
                                     -------             ---------             -------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       10                    --                   3                     76
 Payable for fund shares
  purchased                               --                   622                  --                     --
 Other liabilities                        --                    --                  --                     --
                                     -------             ---------             -------             ----------
 Total Liabilities                        10                   622                   3                     76
                                     -------             ---------             -------             ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $2,022               $97,398              $2,609               $154,503
                                     =======             =========             =======             ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants            320                11,990                 355                 16,936
  Unit Fair Values #                   $6.32                 $8.12               $7.36                  $9.12

                                     VICTORY                VICTORY              VAN KAMPEN
                                     SPECIAL             SMALL COMPANY           SMALL CAP
                                    VALUE FUND         OPPORTUNITY FUND         GROWTH FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                      --
   Class INV                                --                   --                      --
   Other class                          55,166                  471                  26,207
                                    ==========              =======              ==========
  Cost:
   Class ADV                                --                   --                      --
   Class INV                                --                   --                      --
   Other class                        $899,719               $8,499                $259,951
                                    ==========              =======              ==========
  Market Value:
   Class ADV                                --                   --                      --
   Class INV                                --                   --                      --
   Other class                        $565,449               $8,794                $199,431
 Due from Hartford Life
  Insurance Company                         --                  298                      --
 Receivable from fund shares
  sold                                     248                   --                      55
 Other assets                               --                   --                      --
                                    ----------              -------              ----------
 Total Assets                          565,697                9,092                 199,486
                                    ----------              -------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        248                   --                      55
 Payable for fund shares
  purchased                                 --                  298                      --
 Other liabilities                          --                   --                      --
                                    ----------              -------              ----------
 Total Liabilities                         248                  298                      55
                                    ----------              -------              ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $565,449               $8,794                $199,431
                                    ==========              =======              ==========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           76,320                1,230                  26,262
  Unit Fair Values #                     $7.41                $7.15                   $7.59

(6)  From inception April 30, 2008 to December 31, 2008.

(49) Funded as of March 26, 2008.

                                                             VAN KAMPEN         VAN KAMPEN
                                      VAN KAMPEN               EQUITY           EQUITY AND
                                    COMSTOCK FUND            GROWTH FUND        INCOME FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT (50)      SUB-ACCOUNT
--------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                   --                    --                   --
   Class INV                                   --                    --                   --
   Other class                            245,296                 2,118            2,152,799
                                     ============             =========        =============
  Cost:
   Class ADV                                   --                    --                   --
   Class INV                                   --                    --                   --
   Other class                         $4,459,422               $24,312          $18,154,099
                                     ============             =========        =============
  Market Value:
   Class ADV                                   --                    --                   --
   Class INV                                   --                    --                   --
   Other class                         $2,661,461               $14,950          $13,885,550
 Due from Hartford Life
  Insurance Company                            --                    --                  363
 Receivable from fund shares
  sold                                        764                    14                   --
 Other assets                                  --                    --                   --
                                     ------------             ---------        -------------
 Total Assets                           2,662,225                14,964           13,885,913
                                     ------------             ---------        -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           764                    14                   --
 Payable for fund shares
  purchased                                    --                    --                  363
 Other liabilities                             --                    --                   --
                                     ------------             ---------        -------------
 Total Liabilities                            764                    14                  363
                                     ------------             ---------        -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $2,661,461               $14,950          $13,885,550
                                     ============             =========        =============
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             265,790                 2,256            1,351,399
  Unit Fair Values #                       $10.01                 $6.63               $10.27

(50) Funded as of February 15, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    VAN KAMPEN           VAN KAMPEN           VAN KAMPEN            VAN KAMPEN
                                    GROWTH AND             MID CAP           U.S. MORTGAGE            GLOBAL
                                   INCOME FUND           GROWTH FUND             FUND              VALUE EQUITY
                                   SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT (46)      SUB-ACCOUNT (51)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                   --                  --                   --
   Class INV                                --                   --                  --                   --
   Other class                          13,685                3,738                  50                    3
                                    ==========            =========             =======               ======
  Cost:
   Class ADV                                --                   --                  --                   --
   Class INV                                --                   --                  --                   --
   Other class                        $255,103              $73,422                $618                  $28
                                    ==========            =========             =======               ======
  Market Value:
   Class ADV                                --                   --                  --                   --
   Class INV                                --                   --                  --                   --
   Other class                        $193,368              $54,835                $607                  $23
 Due from Hartford Life
  Insurance Company                        330                   --                  --                   --
 Receivable from fund shares
  sold                                      --                   86                   1                   --
 Other assets                               --                   --                  --                   --
                                    ----------            ---------             -------               ------
 Total Assets                          193,698               54,921                 608                   23
                                    ----------            ---------             -------               ------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   86                   1                   --
 Payable for fund shares
  purchased                                330                   --                  --                   --
 Other liabilities                          --                   --                  --                   --
                                    ----------            ---------             -------               ------
 Total Liabilities                         330                   86                   1                   --
                                    ----------            ---------             -------               ------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $193,368              $54,835                $607                  $23
                                    ==========            =========             =======               ======
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           25,862                8,198                  58                    3
  Unit Fair Values #                     $7.48                $6.69              $10.44                $7.03

                                                                                SELIGMAN
                                    VAN KAMPEN            VAN KAMPEN         COMMUNICATIONS
                                   REAL ESTATE             CAPITAL           AND INFORMATION
                                 SECURITIES FUND         GROWTH FUND              FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (52)        SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                                --                  --                     --
   Class INV                                --                  --                     --
   Other class                           5,962                  22                    337
                                    ==========              ======              =========
  Cost:
   Class ADV                                --                  --                     --
   Class INV                                --                  --                     --
   Other class                        $138,214                $137                $11,400
                                    ==========              ======              =========
  Market Value:
   Class ADV                                --                  --                     --
   Class INV                                --                  --                     --
   Other class                         $66,892                $147                 $8,184
 Due from Hartford Life
  Insurance Company                         25                  --                     36
 Receivable from fund shares
  sold                                      --                   7                     --
 Other assets                               --                  --                     --
                                    ----------              ------              ---------
 Total Assets                           66,917                 154                  8,220
                                    ----------              ------              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   7                     --
 Payable for fund shares
  purchased                                 25                  --                     36
 Other liabilities                          --                  --                     --
                                    ----------              ------              ---------
 Total Liabilities                          25                   7                     36
                                    ----------              ------              ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $66,892                $147                 $8,184
                                    ==========              ======              =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants           11,237                  28                  1,158
  Unit Fair Values #                     $5.95               $5.24                  $7.07

(46) Funded as of June 4, 2008.

(51) Funded as of July 14, 2008.

(52) Funded as of November 24, 2008.

                                                         LEGG MASON
                                     SELIGMAN             PARTNERS
                                      GLOBAL              SMALL CAP
                                  TECHNOLOGY FUND        VALUE FUND
                                  SUB-ACCOUNT (6)        SUB-ACCOUNT
------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class ADV                               --                    --
   Class INV                               --                    --
   Other class                            159                   912
                                      =======             =========
  Cost:
   Class ADV                               --                    --
   Class INV                               --                    --
   Other class                         $1,722               $14,792
                                      =======             =========
  Market Value:
   Class ADV                               --                    --
   Class INV                               --                    --
   Other class                         $1,763               $10,052
 Due from Hartford Life
  Insurance Company                        --                    --
 Receivable from fund shares
  sold                                      7                     9
 Other assets                              --                    --
                                      -------             ---------
 Total Assets                           1,770                10,061
                                      -------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         7                     9
 Payable for fund shares
  purchased                                --                    --
 Other liabilities                         --                    --
                                      -------             ---------
 Total Liabilities                          7                     9
                                      -------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $1,763               $10,052
                                      =======             =========
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD:
 Group Sub-Accounts:
  Units owned by Participants             279                 1,493
  Unit Fair Values #                    $6.32                 $6.73

(6)  From inception April 30, 2008 to December 31, 2008.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      [This page intentionally left blank]

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008


                                   AMERICAN CENTURY
                                       VP EQUITY           AMERICAN CENTURY      AMERICAN CENTURY
                                      INCOME FUND          VP ULTRA(R) FUND      VP BALANCED FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (1)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $198,625                  $82                  $ --
                                     -------------             --------              --------
EXPENSE:
 Mortality and expense risk
  charges                                  (33,365)                (210)                 (165)
                                     -------------             --------              --------
  Net investment income (loss)             165,260                 (128)                 (165)
                                     -------------             --------              --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (179,478)                 (31)                 (170)
 Net realized gain on
  distributions                                 --                   --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,372,372)              (9,768)               (8,970)
                                     -------------             --------              --------
  Net gain (loss) on
   investments                          (1,551,850)              (9,799)               (9,140)
                                     -------------             --------              --------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(1,386,590)             $(9,927)              $(9,305)
                                     =============             ========              ========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                   AMERICAN CENTURY
                               AMERICAN CENTURY  AMERICAN CENTURY      VP LARGE
                               VP INTERNATIONAL    VP SMALL CAP        COMPANY        AMERICAN CENTURY
                                     FUND           VALUE FUND        VALUE FUND     VP VISTA(SM) FUND
                               SUB-ACCOUNT (1)     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --              $249              $247                $ --
                                   --------          --------          --------          ----------
EXPENSE:
 Mortality and expense risk
  charges                               (61)             (129)             (102)             (1,005)
                                   --------          --------          --------          ----------
  Net investment income
   (loss)                               (61)              120               145              (1,005)
                                   --------          --------          --------          ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (2)           (2,120)             (713)                809
 Net realized gain on
  distributions                          --                50               270                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (8,965)           (3,751)           (5,771)            (74,041)
                                   --------          --------          --------          ----------
  Net gain (loss) on
   investments                       (8,967)           (5,821)           (6,214)            (73,232)
                                   --------          --------          --------          ----------
  Net increase (decrease) in
   net assets resulting from
   operations                       $(9,028)          $(5,701)          $(6,069)           $(74,237)
                                   ========          ========          ========          ==========


                                  AMERICAN CENTURY     AMERICAN CENTURY     AMERICAN CENTURY
                               VP INFLATION-ADJUSTED       VP EQUITY           VP INCOME &
                                     BOND FUND            GROWTH FUND          GROWTH FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (2)
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,011                 $7                     $ --
                                      --------             ------              -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (247)                (4)                  (1,216)
                                      --------             ------              -----------
  Net investment income
   (loss)                                  764                  3                   (1,216)
                                      --------             ------              -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (37)                --                   (5,094)
 Net realized gain on
  distributions                             --                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,818)              (145)                (110,369)
                                      --------             ------              -----------
  Net gain (loss) on
   investments                          (1,855)              (145)                (115,463)
                                      --------             ------              -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(1,091)             $(142)               $(116,679)
                                      ========             ======              ===========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

                                                                               AIM V.I.
                                 AMERICAN CENTURY     AMERICAN CENTURY        SMALL CAP
                                   VP ULTRA FUND        VP VALUE FUND        EQUITY FUND
                                  SUB-ACCOUNT (3)      SUB-ACCOUNT (3)     SUB-ACCOUNT (1)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                 $ --               $ --
                                     ---------            ---------             ------
EXPENSE:
 Mortality and expense risk
  charges                               (2,740)              (5,718)               (78)
                                     ---------            ---------             ------
  Net investment income (loss)          (2,740)              (5,718)               (78)
                                     ---------            ---------             ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (5,443)              (2,766)                (5)
 Net realized gain on
  distributions                             --                   --                185
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (312,684)            (378,072)            (6,462)
                                     ---------            ---------             ------
  Net gain (loss) on
   investments                        (318,127)            (380,838)            (6,282)
                                     ---------            ---------             ------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(320,867)           $(386,556)            $(6,360)
                                     =========            =========             ======

(1)  Funded as of June 6, 2008.

(3)  Funded as of May 9, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   AIM V.I.           AIM                AIM               AIM
                                   FINANCIAL         BASIC             EUROPEAN       INTERNATIONAL
                                 SERVICES FUND    VALUE FUND         GROWTH FUND       GROWTH FUND
                                SUB-ACCOUNT (1)   SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $24             $3,733            $4,268            $2,088
                                    ------        -----------          --------          --------
EXPENSE:
 Mortality and expense risk
  charges                               (3)            (6,233)             (782)           (1,112)
                                    ------        -----------          --------          --------
  Net investment income
   (loss)                               21             (2,500)            3,486               976
                                    ------        -----------          --------          --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1)           (61,178)           (9,302)                1
 Net realized gain on
  distributions                         68            127,867             7,450                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (593)        (1,245,747)          (95,210)          (46,704)
                                    ------        -----------          --------          --------
  Net gain (loss) on
   investments                        (526)        (1,179,058)          (97,062)          (46,703)
                                    ------        -----------          --------          --------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(505)       $(1,181,558)         $(93,576)         $(45,727)
                                    ======        ===========          ========          ========

                                      AIM                 AIM                  AIM
                                 MID CAP CORE          SMALL CAP              REAL
                                  EQUITY FUND         GROWTH FUND          ESTATE FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $978                 $ --              $18,042
                                   --------            ---------            ---------
EXPENSE:
 Mortality and expense risk
  charges                              (809)              (2,806)              (6,523)
                                   --------            ---------            ---------
  Net investment income
   (loss)                               169               (2,806)              11,519
                                   --------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              (7,380)             (20,315)             (62,697)
 Net realized gain on
  distributions                       4,542               17,060                4,645
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (28,403)            (201,686)            (336,627)
                                   --------            ---------            ---------
  Net gain (loss) on
   investments                      (31,241)            (204,941)            (394,679)
                                   --------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                      $(31,072)           $(207,747)           $(383,160)
                                   ========            =========            =========

(1)  Funded as of June 6, 2008.

                                      AIM                              ALLIANCEBERNSTEIN
                                   SMALL CAP        DOMINI SOCIAL        VPS BALANCED
                                  EQUITY FUND        EQUITY FUND       SHARES PORTFOLIO
                                  SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                 $36               $3,812
                                     ------            --------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (33)                (24)              (1,289)
                                     ------            --------            ---------
  Net investment income (loss)          (33)                 12                2,523
                                     ------            --------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   1                (177)              (3,082)
 Net realized gain on
  distributions                         179                  --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (336)             (1,065)             (51,879)
                                     ------            --------            ---------
  Net gain (loss) on
   investments                         (156)             (1,242)             (54,961)
                                     ------            --------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(189)            $(1,230)            $(52,438)
                                     ======            ========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN          ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                              VPS GROWTH AND         VPS INTERNATIONAL          VPS INTERNATIONAL          VPS GLOBAL
                             INCOME PORTFOLIO        GROWTH PORTFOLIO            VALUE PORTFOLIO         VALUE PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT                SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $568                   $4,633                        $ --                  $ --
                                 ---------              -----------               -------------             ---------
EXPENSE:
 Mortality and expense
  risk charges                        (193)                  (2,341)                     (8,432)                 (569)
                                 ---------              -----------               -------------             ---------
  Net investment income
   (loss)                              375                    2,292                      (8,432)                 (569)
                                 ---------              -----------               -------------             ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            (718)                  (1,651)                    (35,772)               (4,128)
 Net realized gain on
  distributions                         --                      332                          --                    --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                             (11,182)                (160,797)                 (1,100,101)              (54,970)
                                 ---------              -----------               -------------             ---------
  Net gain (loss) on
   investments                     (11,900)                (162,116)                 (1,135,873)              (59,098)
                                 ---------              -----------               -------------             ---------
  Net increase (decrease)
   in net assets resulting
   from operations                $(11,525)               $(159,824)                $(1,144,305)             $(59,667)
                                 =========              ===========               =============             =========

                              ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                              VPS SMALL/MID-CAP       VPS SMALL-MID CAP      AMERICAN FUNDS
                               GROWTH PORTFOLIO        VALUE PORTFOLIO         AMCAP FUND
                              SUB-ACCOUNT (4)(5)       SUB-ACCOUNT (6)         SUB-ACCOUNT
--------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                    $55                   $ --
                                   --------                -------              ---------
EXPENSE:
 Mortality and expense
  risk charges                         (124)                    (8)                  (971)
                                   --------                -------              ---------
  Net investment income
   (loss)                              (124)                    47                   (971)
                                   --------                -------              ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions               (1)                    --                    (36)
 Net realized gain on
  distributions                          --                     --                  3,613
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (8,794)                 1,452                (44,786)
                                   --------                -------              ---------
  Net gain (loss) on
   investments                       (8,795)                 1,452                (41,209)
                                   --------                -------              ---------
  Net increase (decrease)
   in net assets resulting
   from operations                  $(8,919)                $1,499               $(42,180)
                                   ========                =======              =========

(4)  Funded as of February 20, 2008.

(5) Formerly AllianceBernstein Mid-Cap Growth Fund. Change effective November 3, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

                                   AMERICAN FUNDS          AMERICAN FUNDS           AMERICAN FUNDS
                                      AMERICAN             CAPITAL INCOME             EUROPACIFIC
                                    BALANCED FUND           BUILDER FUND              GROWTH FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $11,016                 $195,285                  $52,059
                                     -----------            -------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                                 (3,293)                 (31,048)                 (17,526)
                                     -----------            -------------            -------------
  Net investment income (loss)             7,723                  164,237                   34,533
                                     -----------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (12,680)                (140,249)                 (53,091)
 Net realized gain on
  distributions                            1,952                       --                  109,768
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (90,593)              (1,547,757)              (1,304,612)
                                     -----------            -------------            -------------
  Net gain (loss) on
   investments                          (101,321)              (1,688,006)              (1,247,935)
                                     -----------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(93,598)             $(1,523,769)             $(1,213,402)
                                     ===========            =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                  AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS          AMERICAN FUNDS
                                    FUNDAMENTAL                NEW               THE BOND FUND          THE GROWTH FUND
                                  INVESTORS FUND        PERSPECTIVE FUND          OF AMERICA            OF AMERICA FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $14,290                 $9,181                $61,533                  $54,360
                                    -----------            -----------            -----------            -------------
EXPENSE:
 Mortality and expense risk
  charges                                (8,346)                (1,836)                (9,591)                 (49,876)
                                    -----------            -----------            -----------            -------------
  Net investment income
   (loss)                                 5,944                  7,345                 51,942                    4,484
                                    -----------            -----------            -----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (76,029)                (1,017)               (29,245)                 (74,398)
 Net realized gain on
  distributions                           4,259                 30,930                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (346,173)              (136,985)              (190,245)              (3,569,162)
                                    -----------            -----------            -----------            -------------
  Net gain (loss) on
   investments                         (417,943)              (107,072)              (219,490)              (3,643,560)
                                    -----------            -----------            -----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(411,999)              $(99,727)             $(167,548)             $(3,639,076)
                                    ===========            ===========            ===========            =============

                                                         AMERICAN FUNDS
                                  AMERICAN FUNDS         THE INVESTMENT         AMERICAN FUNDS
                                  THE INCOME FUND            COMPANY                THE NEW
                                    OF AMERICA             OF AMERICA            ECONOMY FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $52,575                $19,344                 $3,458
                                    -----------            -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                (7,509)                (6,621)                (2,018)
                                    -----------            -----------            -----------
  Net investment income
   (loss)                                45,066                 12,723                  1,440
                                    -----------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (15,736)               (20,097)               (29,804)
 Net realized gain on
  distributions                              --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (424,514)              (332,445)              (158,828)
                                    -----------            -----------            -----------
  Net gain (loss) on
   investments                         (440,250)              (352,542)              (188,632)
                                    -----------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(395,184)             $(339,819)             $(187,192)
                                    ===========            ===========            ===========

                                                                                AMERICAN FUNDS
                                   AMERICAN FUNDS        AMERICAN FUNDS          CAPITAL WORLD
                                     WASHINGTON             AMERICAN               GROWTH &
                                  MUTUAL INVESTORS         MUTUAL FUND            INCOME FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $6,026               $1,350                 $129,438
                                     -----------            ---------            -------------
EXPENSE:
 Mortality and expense risk
  charges                                 (2,299)                (581)                 (29,754)
                                     -----------            ---------            -------------
  Net investment income (loss)             3,727                  769                   99,684
                                     -----------            ---------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (1,325)                (110)                 (40,475)
 Net realized gain on
  distributions                            8,382                  728                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (107,018)             (25,353)              (2,044,998)
                                     -----------            ---------            -------------
  Net gain (loss) on
   investments                           (99,961)             (24,735)              (2,085,473)
                                     -----------            ---------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(96,234)            $(23,966)             $(1,985,789)
                                     ===========            =========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  AMERICAN FUNDS             ARIEL                                    ARTISAN
                                     SMALLCAP            APPRECIATION                                 MID CAP
                                    WORLD FUND               FUND              ARIEL FUND           VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --                 $247                $132                 $1,062
                                    -----------            ---------            --------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                (1,853)                (266)                (94)                (4,694)
                                    -----------            ---------            --------            -----------
  Net investment income
   (loss)                                (1,853)                 (19)                 38                 (3,632)
                                    -----------            ---------            --------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (65,980)              (1,830)               (547)               (18,835)
 Net realized gain on
  distributions                              --                3,531                  --                  5,460
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (47,713)             (21,946)             (6,818)              (198,393)
                                    -----------            ---------            --------            -----------
  Net gain (loss) on
   investments                         (113,693)             (20,245)             (7,365)              (211,768)
                                    -----------            ---------            --------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(115,546)            $(20,264)            $(7,327)             $(215,400)
                                    ===========            =========            ========            ===========


                                   LIFEPATH 2010          LIFEPATH 2020          LIFEPATH 2030
                                     PORTFOLIO              PORTFOLIO              PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $43,779                $51,138                $41,519
                                    -----------            -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                (9,985)               (20,339)               (18,159)
                                    -----------            -----------            -----------
  Net investment income
   (loss)                                33,794                 30,799                 23,360
                                    -----------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (87,553)              (175,488)              (131,254)
 Net realized gain on
  distributions                          18,475                 20,046                 14,247
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (291,306)              (655,096)              (843,586)
                                    -----------            -----------            -----------
  Net gain (loss) on
   investments                         (360,384)              (810,538)              (960,593)
                                    -----------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(326,590)             $(779,739)             $(937,233)
                                    ===========            ===========            ===========

                                                            LIFEPATH
                                    LIFEPATH 2040          RETIREMENT              BARON
                                      PORTFOLIO             PORTFOLIO         SMALL CAP FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $31,820               $3,585                 $ --
                                     -----------            ---------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                (15,249)              (1,128)                (382)
                                     -----------            ---------            ---------
  Net investment income (loss)            16,571                2,457                 (382)
                                     -----------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (37,309)              (1,049)              (5,643)
 Net realized gain on
  distributions                           10,015                  482                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (924,850)             (21,404)             (22,001)
                                     -----------            ---------            ---------
  Net gain (loss) on
   investments                          (952,144)             (21,971)             (27,644)
                                     -----------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(935,573)            $(19,514)            $(28,026)
                                     ===========            =========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                   BLACKROCK                                CALVERT SOCIAL
                                  GOVERNMENT         CALVERT SOCIAL         INVESTMENT FUND       CALVERT LARGE CAP
                                  INCOME FUND      BALANCED PORTFOLIO      EQUITY PORTFOLIO          GROWTH FUND
                                  SUB-ACCOUNT        SUB-ACCOUNT (3)          SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $2,029                 $9,092                   $ --                  $ --
                                    -------            -----------            -----------             ---------
EXPENSE:
 Mortality and expense risk
  charges                              (438)                (1,342)                (2,193)                 (858)
                                    -------            -----------            -----------             ---------
  Net investment income
   (loss)                             1,591                  7,750                 (2,193)                 (858)
                                    -------            -----------            -----------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 579                   (444)               (54,613)               (4,257)
 Net realized gain on
  distributions                          19                  5,080                 18,721                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         5,301               (124,425)               (83,964)              (75,015)
                                    -------            -----------            -----------             ---------
  Net gain (loss) on
   investments                        5,899               (119,789)              (119,856)              (79,272)
                                    -------            -----------            -----------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $7,490              $(112,039)             $(122,049)             $(80,130)
                                    =======            ===========            ===========             =========

                                                                           COLUMBIA MARSICO
                                 CALVERT SOCIAL                              INTERNATIONAL
                                   INVESTMENT             CALVERT            OPPORTUNITIES
                                    BOND FUND           INCOME FUND             VS FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,492               $125                    $ --
                                    ---------              -----               ---------
EXPENSE:
 Mortality and expense risk
  charges                                (615)               (21)                   (494)
                                    ---------              -----               ---------
  Net investment income
   (loss)                               2,877                104                    (494)
                                    ---------              -----               ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    55                 --                  (1,285)
 Net realized gain on
  distributions                         2,096                 46                     487
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (11,159)                56                 (29,478)
                                    ---------              -----               ---------
  Net gain (loss) on
   investments                         (9,008)               102                 (30,276)
                                    ---------              -----               ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(6,131)              $206                $(30,770)
                                    =========              =====               =========

(3)  Funded as of May 9, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

                                    COLUMBIA      COLUMBIA MARSICO          CRM
                                    MID CAP            GROWTH             MID CAP
                                   VALUE FUND          VS FUND          VALUE FUND
                                SUB-ACCOUNT (7)      SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $58                $74             $1,882
                                      ------          ---------          ---------
EXPENSE:
 Mortality and expense risk
  charges                                (19)            (1,718)              (903)
                                      ------          ---------          ---------
  Net investment income (loss)            39             (1,644)               979
                                      ------          ---------          ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    1             (2,499)            (2,223)
 Net realized gain on
  distributions                           --                 --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (303)           (87,354)           (75,990)
                                      ------          ---------          ---------
  Net gain (loss) on
   investments                          (302)           (89,853)           (78,213)
                                      ------          ---------          ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(263)          $(91,497)          $(77,234)
                                      ======          =========          =========

(7)  Funded as of October 7, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                           DAVIS                                   DREYFUS
                                     DAVIS                NEW YORK               DAVIS           BOND MARKET
                                 FINANCIAL FUND         VENTURE FUND        OPPORTUNITY FUND     INDEX FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT (6)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $85                 $25,599                 $32              $9
                                    --------           -------------           ---------            ----
EXPENSE:
 Mortality and expense risk
  charges                                (78)                (14,790)               (812)             (1)
                                    --------           -------------           ---------            ----
  Net investment income
   (loss)                                  7                  10,809                (780)              8
                                    --------           -------------           ---------            ----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (5)                (12,032)             (3,533)             --
 Net realized gain on
  distributions                        1,086                      --                  --              --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (5,912)             (1,059,498)            (50,751)             56
                                    --------           -------------           ---------            ----
  Net gain (loss) on
   investments                        (4,831)             (1,071,530)            (54,284)             56
                                    --------           -------------           ---------            ----
  Net increase (decrease) in
   net assets resulting from
   operations                        $(4,824)            $(1,060,721)           $(55,064)            $64
                                    ========           =============           =========            ====

                                     DREYFUS
                                 LIFETIME GROWTH          DREYFUS             DREYFUS
                                    AND INCOME        LIFETIME GROWTH     LIFETIME INCOME
                                    PORTFOLIO            PORTFOLIO           PORTFOLIO
                                   SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $5,497                 $34              $2,900
                                    -----------           ---------           ---------
EXPENSE:
 Mortality and expense risk
  charges                                (3,547)             (1,508)             (1,427)
                                    -----------           ---------           ---------
  Net investment income
   (loss)                                 1,950              (1,474)              1,473
                                    -----------           ---------           ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (8,378)            (26,791)             (2,827)
 Net realized gain on
  distributions                              --                  --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (106,071)            (70,999)            (17,471)
                                    -----------           ---------           ---------
  Net gain (loss) on
   investments                         (114,449)            (97,790)            (20,298)
                                    -----------           ---------           ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(112,499)           $(99,264)           $(18,825)
                                    ===========           =========           =========

(6)  From inception April 30, 2008 to December 31, 2008.

                                    DREYFUS VIF            DREYFUS             DREYFUS
                                   APPRECIATION            MIDCAP           SMALLCAP STOCK
                                     PORTFOLIO           INDEX FUND           INDEX FUND
                                  SUB-ACCOUNT (1)        SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --                   $610                $352
                                       -----              ---------            --------
EXPENSE:
 Mortality and expense risk
  charges                                 (1)                  (174)                (47)
                                       -----              ---------            --------
  Net investment income (loss)            (1)                   436                 305
                                       -----              ---------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                   (306)               (128)
 Net realized gain on
  distributions                           --                  1,762               1,580
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (77)               (20,042)             (5,538)
                                       -----              ---------            --------
  Net gain (loss) on
   investments                           (77)               (18,586)             (4,086)
                                       -----              ---------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(78)              $(18,150)            $(3,781)
                                       =====              =========            ========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                    THE DREYFUS
                                    DREYFUS            DREYFUS VIF          DREYFUS VIF               SOCIALLY
                                   SMALL CAP           GROWTH AND             QUALITY               RESPONSIBLE
                                   VALUE FUND       INCOME PORTFOLIO       BOND PORTFOLIO        GROWTH FUND, INC.
                                SUB-ACCOUNT (8)      SUB-ACCOUNT (1)      SUB-ACCOUNT (9)       SUB-ACCOUNT (53)(54)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $24                $ --                   $288                   $ --
                                     ------               -----               --------                 ------
EXPENSE:
 Mortality and expense risk
  charges                               (15)                 --                   (177)                    (1)
                                     ------               -----               --------                 ------
  Net investment income
   (loss)                                 9                  --                    111                     (1)
                                     ------               -----               --------                 ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  --                  --                 (1,208)                  (139)
 Net realized gain on
  distributions                           2                  --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (996)                (34)                 5,593                     --
                                     ------               -----               --------                 ------
  Net gain (loss) on
   investments                         (994)                (34)                 4,385                   (139)
                                     ------               -----               --------                 ------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(985)               $(34)                $4,496                  $(140)
                                     ======               =====               ========                 ======

                                                              DREYFUS
                                     DREYFUS               INTERMEDIATE               EATON VANCE
                                     S&P 500                   TERM                    LARGE-CAP
                                   INDEX FUND               INCOME FUND               VALUE FUND
                                 SUB-ACCOUNT (6)     SUB-ACCOUNT (10)(11)(12)         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $105                     $52,687                    $6,003
                                      -----                 -----------               -----------
EXPENSE:
 Mortality and expense risk
  charges                                (2)                     (8,572)                   (2,929)
                                      -----                 -----------               -----------
  Net investment income
   (loss)                               103                      44,115                     3,074
                                      -----                 -----------               -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   1                     (37,011)                   (2,120)
 Net realized gain on
  distributions                          --                       1,411                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (14)                    (90,475)                 (164,325)
                                      -----                 -----------               -----------
  Net gain (loss) on
   investments                          (13)                   (126,075)                 (166,445)
                                      -----                 -----------               -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $90                    $(81,960)                $(163,371)
                                      =====                 ===========               ===========

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(8) Formerly Dreyfus Premier Small Cap Value Fund. Change effective December 1, 2008.

(9)  Funded as of September 18, 2008.

(10) From inception May 15, 2008 to December 31, 2008.

(11) Effective May 15, 2008, Dreyfus Premier Core Bond Fund merged with Dreyfus Premier Intermediate Term Income Fund.

(12) Formerly Dreyfus Premier Intermediate Term Income Fund. Change effective December 1, 2008.

(53) Funded as of August 12, 2008.

(54) Sub-Account not funded at December 31, 2008.

                                                        EATON VANCE
                                    EATON VANCE          WORLDWIDE            EATON VANCE
                                     DIVIDEND              HEALTH             INCOME FUND
                                   BUILDER FUND        SCIENCES FUND           OF BOSTON
                                    SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $4,434                $ --                $30,802
                                     ---------            --------            -----------
EXPENSE:
 Mortality and expense risk
  charges                               (1,049)                (55)                (2,718)
                                     ---------            --------            -----------
  Net investment income (loss)           3,385                 (55)                28,084
                                     ---------            --------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (3)                 --                 (2,471)
 Net realized gain on
  distributions                            552               2,008                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (92,454)             (2,067)              (144,037)
                                     ---------            --------            -----------
  Net gain (loss) on
   investments                         (91,905)                (59)              (146,508)
                                     ---------            --------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(88,520)              $(114)             $(118,424)
                                     =========            ========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                  ALGER CAPITAL
                                    EVERGREEN            EVERGREEN            EVERGREEN           APPRECIATION
                                      ASSET                CORE             INTERNATIONAL         INSTITUTIONAL
                                 ALLOCATION FUND         BOND FUND           EQUITY FUND            PORTFOLIO
                                 SUB-ACCOUNT (4)     SUB-ACCOUNT (13)      SUB-ACCOUNT (4)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $9,896               $1,443               $1,195                   $ --
                                    ---------            ---------            ---------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                (940)                (221)                (420)                (1,815)
                                    ---------            ---------            ---------            -----------
  Net investment income
   (loss)                               8,956                1,222                  775                 (1,815)
                                    ---------            ---------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (781)                  (1)                (283)                (3,916)
 Net realized gain on
  distributions                         3,682                   --                   --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (29,990)             (10,594)             (21,280)              (162,688)
                                    ---------            ---------            ---------            -----------
  Net gain (loss) on
   investments                        (27,089)             (10,595)             (21,563)              (166,604)
                                    ---------            ---------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(18,133)             $(9,373)            $(20,788)             $(168,419)
                                    =========            =========            =========            ===========


                                   ALGER MIDCAP          ALGER SMALLCAP          FIDELITY
                                      GROWTH                 GROWTH           ADVISOR EQUITY
                                INSTITUTIONAL FUND     INSTITUTIONAL FUND       GROWTH FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (14)        SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --               $ --                    $ --
                                    -----------               ----               ---------
EXPENSE:
 Mortality and expense risk
  charges                                (1,770)                (2)                   (194)
                                    -----------               ----               ---------
  Net investment income
   (loss)                                (1,770)                (2)                   (194)
                                    -----------               ----               ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (2,641)                --                    (522)
 Net realized gain on
  distributions                              --                 --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (248,720)                74                 (10,151)
                                    -----------               ----               ---------
  Net gain (loss) on
   investments                         (251,361)                74                 (10,673)
                                    -----------               ----               ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(253,131)               $72                $(10,867)
                                    ===========               ====               =========

(4)  Funded as of February 20, 2008.

(13) Funded as of February 6, 2008.

(14) Funded as of October 21, 2008.

                                                            FIDELITY
                                                             ADVISOR
                                      FIDELITY              LEVERAGED             FEDERATED
                                    ADVISOR VALUE            COMPANY              AMERICAN
                                   STRATEGIES FUND         STOCK FUND           LEADERS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT (7)      SUB-ACCOUNT (15)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $1,494               $198                    $3
                                     -----------              -----                 -----
EXPENSE:
 Mortality and expense risk
  charges                                 (2,022)               (27)                   (2)
                                     -----------              -----                 -----
  Net investment income (loss)              (528)               171                     1
                                     -----------              -----                 -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (5,638)                 2                    (1)
 Net realized gain on
  distributions                               --                 --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (367,824)               731                   (75)
                                     -----------              -----                 -----
  Net gain (loss) on
   investments                          (373,462)               733                   (76)
                                     -----------              -----                 -----
  Net increase (decrease) in
   net assets resulting from
   operations                          $(373,990)              $904                  $(75)
                                     ===========              =====                 =====

(7)  Funded as of October 7, 2008.

(15) Funded as of April 15, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                          FEDERATED            FEDERATED
                                     FEDERATED          FUND FOR U.S.           MID CAP             FEDERATED
                                      CAPITAL             GOVERNMENT            GROWTH             HIGH INCOME
                                 APPRECIATION FUND     SECURITIES FUND      STRATEGIES FUND         BOND FUND
                                 SUB-ACCOUNT (16)        SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (6)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $3                  $758                  $ --                $ --
                                       -----                ------             ---------             -------
EXPENSE:
 Mortality and expense risk
  charges                                 (1)                 (163)                 (135)                 (7)
                                       -----                ------             ---------             -------
  Net investment income
   (loss)                                  2                   595                  (135)                 (7)
                                       -----                ------             ---------             -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                    --                    (3)                 --
 Net realized gain on
  distributions                           --                    --                    --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (62)                  174               (10,488)              1,138
                                       -----                ------             ---------             -------
  Net gain (loss) on
   investments                           (62)                  174               (10,491)              1,138
                                       -----                ------             ---------             -------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(60)                 $769              $(10,626)             $1,131
                                       =====                ======             =========             =======


                                    FEDERATED                                   FEDERATED
                                  INTERNATIONAL            FEDERATED            SHORT-TERM
                                   EQUITY FUND           KAUFMAN FUND          INCOME FUND
                                 SUB-ACCOUNT (17)         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                      $ --              $6,359
                                       ----               -----------            --------
EXPENSE:
 Mortality and expense risk
  charges                                --                    (3,478)               (547)
                                       ----               -----------            --------
  Net investment income
   (loss)                                --                    (3,478)              5,812
                                       ----               -----------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  --                    (4,388)             (1,062)
 Net realized gain on
  distributions                          --                        --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             6                  (226,272)             (7,997)
                                       ----               -----------            --------
  Net gain (loss) on
   investments                            6                  (230,660)             (9,059)
                                       ----               -----------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                            $6                 $(234,138)            $(3,247)
                                       ====               ===========            ========

(6)  From inception April 30, 2008 to December 31, 2008.

(16) Funded as of February 12, 2008.

(17) Funded as of October 30, 2008.

                                                         FIDELITY VIP
                                     FEDERATED              GROWTH             FIDELITY VIP
                                   TOTAL RETURN          OPPORTUNITIES           OVERSEAS
                                     BOND FUND             PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (7)       SUB-ACCOUNT (3)       SUB-ACCOUNT (2)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $58                   $2,182                 $734
                                       -----              -----------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                 (7)                  (1,674)                 (86)
                                       -----              -----------            ---------
  Net investment income (loss)            51                      508                  648
                                       -----              -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                   (4,070)                (377)
 Net realized gain on
  distributions                           --                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            107                 (309,646)             (12,216)
                                       -----              -----------            ---------
  Net gain (loss) on
   investments                           107                 (313,716)             (12,593)
                                       -----              -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $158                $(313,208)            $(11,945)
                                       =====              ===========            =========

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(7)  Funded as of October 7, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                             FIDELITY VIP
                                   FIDELITY VIP         FIDELITY VIP           GROWTH &              TEMPLETON
                                 VALUE STRATEGIES         BALANCED              INCOME              DEVELOPING
                                    PORTFOLIO             PORTFOLIO            PORTFOLIO           MARKETS TRUST
                                 SUB-ACCOUNT (1)       SUB-ACCOUNT (2)      SUB-ACCOUNT (3)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $89                $3,346               $2,015                $19,023
                                     --------             ---------            ---------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (29)                 (690)                (521)                (3,728)
                                     --------             ---------            ---------            -----------
  Net investment income
   (loss)                                  60                 2,656                1,494                 15,295
                                     --------             ---------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (9)               (3,228)                (365)                (3,905)
 Net realized gain on
  distributions                            --                    --                   --                 22,711
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,320)              (68,738)             (65,561)              (423,088)
                                     --------             ---------            ---------            -----------
  Net gain (loss) on
   investments                         (5,329)              (71,966)             (65,926)              (404,282)
                                     --------             ---------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(5,269)             $(69,310)            $(64,432)             $(388,987)
                                     ========             =========            =========            ===========


                                    FRANKLIN             FRANKLIN            TEMPLETON
                                      HIGH              STRATEGIC              GLOBAL
                                  INCOME FUND          INCOME FUND           BOND FUND
                                  SUB-ACCOUNT        SUB-ACCOUNT (18)       SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $1,707                $564                $7,945
                                    --------              ------              --------
EXPENSE:
 Mortality and expense risk
  charges                               (199)                (48)                 (793)
                                    --------              ------              --------
  Net investment income
   (loss)                              1,508                 516                 7,152
                                    --------              ------              --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    1                  --                (1,836)
 Net realized gain on
  distributions                           --                  --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (6,934)               (949)                1,345
                                    --------              ------              --------
  Net gain (loss) on
   investments                        (6,933)               (949)                 (491)
                                    --------              ------              --------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(5,425)              $(433)               $6,661
                                    ========              ======              ========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(18) Funded as of March 24, 2008.

                                     FRANKLIN              FRANKLIN
                                  U.S. GOVERNMENT          SMALL CAP               MUTUAL
                                  SECURITIES FUND         VALUE FUND           DISCOVERY FUND
                                 SUB-ACCOUNT (19)         SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $16                   $5,140                $19,694
                                       -----              -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                (11)                  (3,722)               (11,469)
                                       -----              -----------            -----------
  Net investment income (loss)             5                    1,418                  8,225
                                       -----              -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                   (1,838)               (67,227)
 Net realized gain on
  distributions                           --                       --                 46,414
 Net unrealized appreciation
  (depreciation) of
  investments during the year            149                 (203,236)              (345,334)
                                       -----              -----------            -----------
  Net gain (loss) on
   investments                           149                 (205,074)              (366,147)
                                       -----              -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $154                $(203,656)             $(357,922)
                                       =====              ===========            ===========

(19) Funded as of January 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                 FRANKLIN
                                     TEMPLETON              FRANKLIN              CAPITAL             FRANKLIN
                                    GROWTH FUND            INCOME FUND          GROWTH FUND         GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (20)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $21,870                $97,181                $6                   $99
                                    -----------            -----------             -----              --------
EXPENSE:
 Mortality and expense risk
  charges                                (4,995)               (10,964)               (3)                  (71)
                                    -----------            -----------             -----              --------
  Net investment income
   (loss)                                16,875                 86,217                 3                    28
                                    -----------            -----------             -----              --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (87,220)               (82,789)               --                (1,040)
 Net realized gain on
  distributions                              --                    929                --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (309,125)              (512,830)              (90)               (2,768)
                                    -----------            -----------             -----              --------
  Net gain (loss) on
   investments                         (396,345)              (594,690)              (90)               (3,808)
                                    -----------            -----------             -----              --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(379,470)             $(508,473)             $(87)              $(3,780)
                                    ===========            ===========             =====              ========

                                     FRANKLIN                FRANKLIN
                                       TOTAL               BALANCE SHEET              MUTUAL
                                    RETURN FUND           INVESTMENT FUND           BEACON FUND
                                 SUB-ACCOUNT (21)           SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $11                     $54,217                   $859
                                       -----               -------------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (1)                    (15,604)                (2,729)
                                       -----               -------------            -----------
  Net investment income
   (loss)                                 10                      38,613                 (1,870)
                                       -----               -------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                     (49,734)                (2,475)
 Net realized gain on
  distributions                           --                      81,032                 14,684
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (16)                 (1,690,805)              (226,962)
                                       -----               -------------            -----------
  Net gain (loss) on
   investments                           (16)                 (1,659,507)              (214,753)
                                       -----               -------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                            $(6)                $(1,620,894)             $(216,623)
                                       =====               =============            ===========

(20) Funded as of February 27, 2008.

(21) Funded as of August 4, 2008.

                                                                                FRANKLIN
                                  FRANKLIN                FRANKLIN              TEMPLETON
                                   MUTUAL               SMALL-MID CAP         CONSERVATIVE
                                 SHARES FUND             GROWTH FUND             TARGET
                                 SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $31,512                   $ --               $7,431
                                -------------            -----------            ---------
EXPENSE:
 Mortality and expense risk
  charges                             (21,402)               (11,419)              (1,197)
                                -------------            -----------            ---------
  Net investment income (loss)         10,110                (11,419)               6,234
                                -------------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (57,934)               (94,486)                (256)
 Net realized gain on
  distributions                        29,786                  3,298                1,744
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (1,386,244)              (681,232)             (30,221)
                                -------------            -----------            ---------
  Net gain (loss) on
   investments                     (1,414,392)              (772,420)             (28,733)
                                -------------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(1,404,282)             $(783,839)            $(22,499)
                                =============            ===========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     FRANKLIN               FRANKLIN                                   FRANKLIN
                                     TEMPLETON              TEMPLETON                               SMALL-MID CAP
                                      GROWTH                MODERATE           TEMPLETON                GROWTH
                                    TARGET FUND            TARGET FUND       FOREIGN FUND          SECURITIES FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT (22)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $15,479                $37,935            $100,087                 $ --
                                    -----------            -----------       -------------             --------
EXPENSE:
 Mortality and expense risk
  charges                                (4,815)                (9,525)            (20,047)                 (49)
                                    -----------            -----------       -------------             --------
  Net investment income
   (loss)                                10,664                 28,410              80,040                  (49)
                                    -----------            -----------       -------------             --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (5,021)               (11,433)           (116,487)                 (16)
 Net realized gain on
  distributions                          29,054                 33,949             635,209                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (240,670)              (313,677)         (2,439,572)              (8,281)
                                    -----------            -----------       -------------             --------
  Net gain (loss) on
   investments                         (216,637)              (291,161)         (1,920,850)              (8,297)
                                    -----------            -----------       -------------             --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(205,973)             $(262,751)        $(1,840,810)             $(8,346)
                                    ===========            ===========       =============             ========


                                   GE PREMIER                              GOLDMAN SACHS
                                     GROWTH           GOLDMAN SACHS           CAPITAL
                                  EQUITY FUND         BALANCED FUND         GROWTH FUND
                                  SUB-ACCOUNT        SUB-ACCOUNT (23)       SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $4                 $41                  $ --
                                    --------              ------              --------
EXPENSE:
 Mortality and expense risk
  charges                                (78)                 (9)                  (65)
                                    --------              ------              --------
  Net investment income
   (loss)                                (74)                 32                   (65)
                                    --------              ------              --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (1,143)                 --                   (14)
 Net realized gain on
  distributions                          476                  --                   291
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (3,746)               (274)               (2,816)
                                    --------              ------              --------
  Net gain (loss) on
   investments                        (4,413)               (274)               (2,539)
                                    --------              ------              --------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(4,487)              $(242)              $(2,604)
                                    ========              ======              ========

(22) Funded as of July 18, 2008.

(23) Funded as of July 21, 2008.

                                  GOLDMAN SACHS        GOLDMAN SACHS        GOLDMAN SACHS
                                    CORE FIXED        STRUCTURED U.S.        GOVERNMENT
                                   INCOME FUND          EQUITY FUND          INCOME FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (24)       SUB-ACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $183                $ --                $2,681
                                      ------                ----               -------
EXPENSE:
 Mortality and expense risk
  charges                                (48)                 --                  (669)
                                      ------                ----               -------
  Net investment income (loss)           135                  --                 2,012
                                      ------                ----               -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                  --                    17
 Net realized gain on
  distributions                           48                  --                   413
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (550)                 (1)                1,252
                                      ------                ----               -------
  Net gain (loss) on
   investments                          (502)                 (1)                1,682
                                      ------                ----               -------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(367)                $(1)               $3,694
                                      ======                ====               =======

(24) Funded as of August 27, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   GOLDMAN SACHS          GOLDMAN SACHS            GOLDMAN SACHS          GOLDMAN SACHS
                                     GROWTH &                 GROWTH                  MID CAP               SMALL CAP
                                    INCOME FUND         OPPORTUNITIES FUND          VALUE FUND             VALUE FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $15,564                  $ --                    $34,226                 $987
                                    -----------              --------              -------------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                (6,993)                  (74)                   (15,504)              (1,897)
                                    -----------              --------              -------------            ---------
  Net investment income
   (loss)                                 8,571                   (74)                    18,722                 (910)
                                    -----------              --------              -------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (226,406)                  (28)                   (42,465)                  62
 Net realized gain on
  distributions                           1,288                   668                         --                  424
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (69,054)               (4,029)                (1,404,965)             (85,286)
                                    -----------              --------              -------------            ---------
  Net gain (loss) on
   investments                         (294,172)               (3,389)                (1,447,430)             (84,800)
                                    -----------              --------              -------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(285,601)              $(3,463)               $(1,428,708)            $(85,710)
                                    ===========              ========              =============            =========

                                   GOLDMAN SACHS         GOLDMAN SACHS          JOHN HANCOCK
                                       HIGH                LARGE CAP              SMALL CAP
                                    YIELD FUND             VALUE FUND            EQUITY FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (25)         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $27,277                 $9                      $ --
                                    -----------               ----               -----------
EXPENSE:
 Mortality and expense risk
  charges                                (2,713)                (1)                   (7,559)
                                    -----------               ----               -----------
  Net investment income
   (loss)                                24,564                  8                    (7,559)
                                    -----------               ----               -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (3,712)                 1                   (38,458)
 Net realized gain on
  distributions                              --                 --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (127,375)                25                  (644,511)
                                    -----------               ----               -----------
  Net gain (loss) on
   investments                         (131,087)                26                  (682,969)
                                    -----------               ----               -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(106,523)               $34                 $(690,528)
                                    ===========               ====               ===========

(25) Funded as of October 22, 2008.

                                                        HARTFORD          HARTFORD
                                  HARTFORD              LARGECAP            TOTAL
                                  ADVISERS               GROWTH          RETURN BOND
                                  HLS FUND              HLS FUND          HLS FUND
                                SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $268,968               $1,318            $831,841
                                ------------            ---------       -------------
EXPENSE:
 Mortality and expense risk
  charges                            (43,753)              (1,248)            (63,249)
                                ------------            ---------       -------------
  Net investment income (loss)       225,215                   70             768,592
                                ------------            ---------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             (199,916)             (49,005)            (85,762)
 Net realized gain on
  distributions                       46,061               18,743                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (3,151,061)             (54,252)         (1,716,296)
                                ------------            ---------       -------------
  Net gain (loss) on
   investments                    (3,304,916)             (84,514)         (1,802,058)
                                ------------            ---------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(3,079,701)            $(84,444)        $(1,033,466)
                                ============            =========       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 HARTFORD            HARTFORD               HARTFORD
                                  CAPITAL            DIVIDEND                GLOBAL                  HARTFORD
                               APPRECIATION         AND GROWTH              ADVISERS               GLOBAL EQUITY
                                 HLS FUND            HLS FUND               HLS FUND                 HLS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT (26)(27)(28)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $537,921            $228,048               $5,611                    $2,581
                               -------------       -------------            ---------               -----------
EXPENSE:
 Mortality and expense risk
  charges                           (159,303)            (58,492)                (915)                   (1,936)
                               -------------       -------------            ---------               -----------
  Net investment income
   (loss)                            378,618             169,556                4,696                       645
                               -------------       -------------            ---------               -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             (789,045)           (204,477)              (1,544)                   19,369
 Net realized gain on
  distributions                    2,763,923             205,551                1,901                       374
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (18,809,885)         (3,884,156)             (50,248)                 (177,792)
                               -------------       -------------            ---------               -----------
  Net gain (loss) on
   investments                   (16,835,007)         (3,883,082)             (49,891)                 (158,049)
                               -------------       -------------            ---------               -----------
  Net increase (decrease) in
   net assets resulting from
   operations                   $(16,456,389)        $(3,713,526)            $(45,195)                $(157,404)
                               =============       =============            =========               ===========

                                                                                HARTFORD
                                     HARTFORD              HARTFORD           DISCIPLINED
                                   GLOBAL HEALTH        GLOBAL GROWTH            EQUITY
                                     HLS FUND              HLS FUND             HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (15)
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $4,532                $18                   $8
                                    -----------             ------               ------
EXPENSE:
 Mortality and expense risk
  charges                                (5,861)               (12)                  (5)
                                    -----------             ------               ------
  Net investment income
   (loss)                                (1,329)                 6                    3
                                    -----------             ------               ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (16,638)               (82)                  --
 Net realized gain on
  distributions                          54,454                 28                   58
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (299,233)              (779)                (254)
                                    -----------             ------               ------
  Net gain (loss) on
   investments                         (261,417)              (833)                (196)
                                    -----------             ------               ------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(262,746)             $(827)               $(193)
                                    ===========             ======               ======

(15) Funded as of April 15, 2008.

(26) From inception July 31, 2008 to December 31, 2008.

(27) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(28) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

                                                             HARTFORD
                                      HARTFORD                GROWTH            HARTFORD
                                       GROWTH              OPPORTUNITIES          INDEX
                                      HLS FUND               HLS FUND           HLS FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $597                 $1,541            $177,375
                                     -----------            -----------       -------------
EXPENSE:
 Mortality and expense risk
  charges                                 (1,790)                (5,557)            (43,617)
                                     -----------            -----------       -------------
  Net investment income (loss)            (1,193)                (4,016)            133,758
                                     -----------            -----------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (1,502)               (27,164)           (161,707)
 Net realized gain on
  distributions                            7,417                 23,069             187,965
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (108,416)              (351,548)         (3,610,049)
                                     -----------            -----------       -------------
  Net gain (loss) on
   investments                          (102,501)              (355,643)         (3,583,791)
                                     -----------            -----------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(103,694)             $(359,659)        $(3,450,033)
                                     ===========            ===========       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     HARTORD              HARTFORD
                                  INTERNATIONAL         INTERNATIONAL        HARTFORD                HARTFORD
                                     GROWTH             OPPORTUNITIES         MIDCAP               MONEY MARKET
                                    HLS FUND              HLS FUND           HLS FUND                HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,538                $38,972             $41,864              $148,422
                                    ---------            -----------       -------------            ----------
EXPENSE:
 Mortality and expense risk
  charges                                (824)                (5,757)            (35,944)              (45,821)
                                    ---------            -----------       -------------            ----------
  Net investment income
   (loss)                                 714                 33,215               5,920               102,601
                                    ---------            -----------       -------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (5,558)               (52,669)            (93,463)                   --
 Net realized gain on
  distributions                         5,366                 39,388             366,460                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (88,429)              (771,180)         (3,388,696)                   --
                                    ---------            -----------       -------------            ----------
  Net gain (loss) on
   investments                        (88,621)              (784,461)         (3,115,699)                   --
                                    ---------            -----------       -------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(87,907)             $(751,246)        $(3,109,779)             $102,601
                                    =========            ===========       =============            ==========


                                      HARTFORD                HARTFORD           HARTFORD
                                    SMALL COMPANY          SMALLCAP GROWTH         STOCK
                                      HLS FUND                HLS FUND           HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $2,283                  $210             $131,473
                                    -------------             ---------        -------------
EXPENSE:
 Mortality and expense risk
  charges                                 (13,539)                 (457)             (27,764)
                                    -------------             ---------        -------------
  Net investment income
   (loss)                                 (11,256)                 (247)             103,709
                                    -------------             ---------        -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (38,012)                  (52)            (107,508)
 Net realized gain on
  distributions                             7,464                   331               37,612
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (993,078)              (23,209)          (3,225,212)
                                    -------------             ---------        -------------
  Net gain (loss) on
   investments                         (1,023,626)              (22,930)          (3,295,108)
                                    -------------             ---------        -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(1,034,882)             $(23,177)         $(3,191,399)
                                    =============             =========        =============

                                       HARTFORD                HARTFORD            THE HARTFORD
                                    U.S. GOVERNMENT              VALUE                TARGET
                                      SECURITIES             OPPORTUNITIES          RETIREMENT
                                       HLS FUND                HLS FUND             2010 FUND
                                 SUB-ACCOUNT (29)(30)         SUB-ACCOUNT        SUB-ACCOUNT (31)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $165,840                $14,469               $51
                                       -----------            -----------             -----
EXPENSE:
 Mortality and expense risk
  charges                                  (13,368)                (4,512)               (1)
                                       -----------            -----------             -----
  Net investment income (loss)             152,472                  9,957                50
                                       -----------            -----------             -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (187,518)               (70,568)              (10)
 Net realized gain on
  distributions                                 --                  4,507                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (66,377)              (292,284)                8
                                       -----------            -----------             -----
  Net gain (loss) on
   investments                            (253,895)              (358,345)               (2)
                                       -----------            -----------             -----
  Net increase (decrease) in
   net assets resulting from
   operations                            $(101,423)             $(348,388)              $48
                                       ===========            ===========             =====

(29) From inception August 26, 2008 to December 31, 2008.

(30) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

(31) Funded as of November 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE HARTFORD        THE HARTFORD
                                    TARGET              TARGET          THE HARTFORD       THE HARTFORD
                                  RETIREMENT          RETIREMENT       EQUITY GROWTH         BALANCED
                                   2020 FUND          2030 FUND       ALLOCATION FUND    ALLOCATION FUND
                               SUB-ACCOUNT (32)    SUB-ACCOUNT (32)   SUB-ACCOUNT (9)    SUB-ACCOUNT (33)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $261              $269                $121              $160
                                      -----             -----              ------             -----
EXPENSE:
 Mortality and expense risk
  charges                               (12)              (12)                (16)               (6)
                                      -----             -----              ------             -----
  Net investment income
   (loss)                               249               257                 105               154
                                      -----             -----              ------             -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (81)                2                   3                 2
 Net realized gain on
  distributions                          --                --                  42                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           490               690                (793)              131
                                      -----             -----              ------             -----
  Net gain (loss) on
   investments                          409               692                (748)              133
                                      -----             -----              ------             -----
  Net increase (decrease) in
   net assets resulting from
   operations                          $658              $949               $(643)             $287
                                      =====             =====              ======             =====


                                 THE HARTFORD        THE HARTFORD       THE HARTFORD
                                 CONSERVATIVE          CAPITAL             GROWTH
                                ALLOCATION FUND   APPRECIATION FUND   ALLOCATION FUND
                                SUB-ACCOUNT (6)    SUB-ACCOUNT (34)   SUB-ACCOUNT (9)
-----------------------------  -------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $ --                $2,056              $332
                                     ----              --------            ------
EXPENSE:
 Mortality and expense risk
  charges                              --                  (111)              (18)
                                     ----              --------            ------
  Net investment income
   (loss)                              --                 1,945               314
                                     ----              --------            ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                --                     1                 2
 Net realized gain on
  distributions                        --                    --               167
 Net unrealized appreciation
  (depreciation) of
  investments during the year          --                (1,090)             (143)
                                     ----              --------            ------
  Net gain (loss) on
   investments                         --                (1,089)               26
                                     ----              --------            ------
  Net increase (decrease) in
   net assets resulting from
   operations                        $ --                  $856              $340
                                     ====              ========            ======

(6)  From inception April 30, 2008 to December 31, 2008.

(9)  Funded as of September 18, 2008.

(32) Funded as of November 4, 2008.

(33) Funded as of November 21, 2008.

(34) Funded as of October 10, 2008.

                                  HOTCHKIS AND WILEY                                   AIM
                                       LARGE CAP              AIM V.I.              FINANCIAL
                                      VALUE FUND           TECHNOLOGY FUND        SERVICES FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT (1)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $10,441                  $ --                 $3,437
                                      -----------             ---------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                  (3,481)                 (134)                (2,028)
                                      -----------             ---------            -----------
  Net investment income (loss)              6,960                  (134)                 1,409
                                      -----------             ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (10,689)               (1,286)                (4,577)
 Net realized gain on
  distributions                                11                    --                 27,925
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (341,100)              (17,167)              (278,036)
                                      -----------             ---------            -----------
  Net gain (loss) on
   investments                           (351,778)              (18,453)              (254,688)
                                      -----------             ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(344,818)             $(18,587)             $(253,279)
                                      ===========             =========            ===========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                                  IVY GLOBAL
                                        AIM                    AIM                  NATURAL             IVY LARGE CAP
                                   LEISURE FUND          TECHNOLOGY FUND        RESOURCES FUND           GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (35)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --                   $ --                   $497                  $1
                                    -----------            -----------            -----------               -----
EXPENSE:
 Mortality and expense risk
  charges                                (2,944)                (1,782)                (3,838)                 (2)
                                    -----------            -----------            -----------               -----
  Net investment income
   (loss)                                (2,944)                (1,782)                (3,341)                 (1)
                                    -----------            -----------            -----------               -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (37,692)                (6,626)                (7,916)                 --
 Net realized gain on
  distributions                          31,053                     --                106,217                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (225,745)              (152,608)              (545,789)                (92)
                                    -----------            -----------            -----------               -----
  Net gain (loss) on
   investments                         (232,384)              (159,234)              (447,488)                (92)
                                    -----------            -----------            -----------               -----
  Net increase (decrease) in
   net assets resulting from
   operations                         $(235,328)             $(161,016)             $(450,829)               $(93)
                                    ===========            ===========            ===========               =====

                                                                                  JANUS ASPEN
                                                                                    MID CAP
                                  IVY SCIENCE &            JANUS ASPEN              GROWTH
                                 TECHNOLOGY FUND         FORTY PORTFOLIO           PORTFOLIO
                                 SUB-ACCOUNT (36)        SUB-ACCOUNT (3)       SUB-ACCOUNT (37)
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                      $2,323                  $77
                                       ----               -------------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                (1)                     (8,505)                 (93)
                                       ----               -------------            ---------
  Net investment income
   (loss)                                (1)                     (6,182)                 (16)
                                       ----               -------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  --                     (52,122)                  (3)
 Net realized gain on
  distributions                          57                          --                  670
 Net unrealized appreciation
  (depreciation) of
  investments during the year            18                  (1,331,344)             (19,082)
                                       ----               -------------            ---------
  Net gain (loss) on
   investments                           75                  (1,383,466)             (18,415)
                                       ----               -------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $74                 $(1,389,648)            $(18,431)
                                       ====               =============            =========

(3)  Funded as of May 9, 2008.

(35) Funded as of April 22, 2008.

(36) Funded as of October 31, 2008.

(37) Funded as of June 3, 2008.

                                     JANUS ASPEN                                 JANUS ASPEN
                                    INTERNATIONAL          JANUS ASPEN            WORLDWIDE
                                       GROWTH               BALANCED               GROWTH
                                      PORTFOLIO             PORTFOLIO             PORTFOLIO
                                   SUB-ACCOUNT (2)      SUB-ACCOUNT (38)       SUB-ACCOUNT (2)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $2,983               $5,870                 $4,211
                                     -----------            ---------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (1,213)                (917)                (1,420)
                                     -----------            ---------            -----------
  Net investment income (loss)             1,770                4,953                  2,791
                                     -----------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (62,357)              (8,982)                (9,580)
 Net realized gain on
  distributions                           39,076               15,603                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (224,839)             (61,609)              (186,561)
                                     -----------            ---------            -----------
  Net gain (loss) on
   investments                          (248,120)             (54,988)              (196,141)
                                     -----------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(246,350)            $(50,035)             $(193,350)
                                     ===========            =========            ===========

(2)  Funded as of May 16, 2008.

(38) Funded as of May 19, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  JANUS ADVISER                          JANUS ADVISER
                                     FLEXIBLE        JANUS ADVISER       INTERNATIONAL           JANUS ADVISER
                                    BOND FUND         FORTY FUND          GROWTH FUND           WORLDWIDE FUND
                                 SUB-ACCOUNT (39)     SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $1                   $ --               $356                  $1,362
                                       ----          -------------       ------------             -----------
EXPENSE:
 Mortality and expense risk
  charges                                --                (17,297)           (19,460)                 (1,329)
                                       ----          -------------       ------------             -----------
  Net investment income
   (loss)                                 1                (17,297)           (19,104)                     33
                                       ----          -------------       ------------             -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  --                  8,562           (164,732)                   (407)
 Net realized gain on
  distributions                          --                147,066            461,761                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             5             (2,007,358)        (2,499,086)               (113,147)
                                       ----          -------------       ------------             -----------
  Net gain (loss) on
   investments                            5             (1,851,730)        (2,202,057)               (113,554)
                                       ----          -------------       ------------             -----------
  Net increase (decrease) in
   net assets resulting from
   operations                            $6            $(1,869,027)       $(2,221,161)              $(113,521)
                                       ====          =============       ============             ===========

                                 JANUS ADVISER            KEELEY
                                    MID CAP              SMALL CAP            LORD ABBETT
                                  GROWTH FUND           VALUE FUND          AFFILIATED FUND
                                SUB-ACCOUNT (9)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $ --                     $ --               $1,714
                                      ----              -----------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (6)                  (5,726)                (602)
                                      ----              -----------            ---------
  Net investment income
   (loss)                               (6)                  (5,726)               1,112
                                      ----              -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 --                  (26,220)                  63
 Net realized gain on
  distributions                         --                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           79                 (497,216)             (36,433)
                                      ----              -----------            ---------
  Net gain (loss) on
   investments                          79                 (523,436)             (36,370)
                                      ----              -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $73                $(529,162)            $(35,258)
                                      ====              ===========            =========

(9)  Funded as of September 18, 2008.

(39) Funded as of December 8, 2008.

                                                         LORD ABBETT           LORD ABBETT
                                    LORD ABBETT             BOND                  GROWTH
                                  ALL VALUE FUND       DEBENTURE FUND       OPPORTUNITIES FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (40)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $559              $12,253                 $ --
                                     ---------            ---------               ------
EXPENSE:
 Mortality and expense risk
  charges                                 (403)              (1,192)                  (5)
                                     ---------            ---------               ------
  Net investment income (loss)             156               11,061                   (5)
                                     ---------            ---------               ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (7)                (373)                  --
 Net realized gain on
  distributions                             --                   --                   83
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (10,062)             (51,423)                (234)
                                     ---------            ---------               ------
  Net gain (loss) on
   investments                         (10,069)             (51,796)                (151)
                                     ---------            ---------               ------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(9,913)            $(40,735)               $(156)
                                     =========            =========               ======

(40) Funded as of April 23, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   LORD ABBETT          LORD ABBETT        LORD ABBETT           LORD ABBETT
                                    LARGE-CAP            AMERICA'S            TOTAL               SMALL CAP
                                    CORE FUND           VALUE FUND         RETURN FUND           BLEND FUND
                                 SUB-ACCOUNT (19)       SUB-ACCOUNT      SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $36                 $36                 $4                     $ --
                                      ------               -----               ----              -----------
EXPENSE:
 Mortality and expense risk
  charges                                (10)                 (5)                (1)                  (6,672)
                                      ------               -----               ----              -----------
  Net investment income
   (loss)                                 26                  31                  3                   (6,672)
                                      ------               -----               ----              -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   47                  --                 --                   (2,608)
 Net realized gain on
  distributions                           --                  --                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (219)                (96)                49                 (338,888)
                                      ------               -----               ----              -----------
  Net gain (loss) on
   investments                          (172)                (96)                49                 (341,496)
                                      ------               -----               ----              -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(146)               $(65)               $52                $(348,168)
                                      ======               =====               ====              ===========

                                   LORD ABBETT           LORD ABBETT            LEGG MASON
                                    DEVELOPING          INTERNATIONAL              VALUE
                                GROWTH FUND, INC.      CORE EQUITY FUND         TRUST FUND
                                 SUB-ACCOUNT (19)        SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --                    $74                    $ --
                                      ------               --------             -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (5)                   (32)                 (2,435)
                                      ------               --------             -----------
  Net investment income
   (loss)                                 (5)                    42                  (2,435)
                                      ------               --------             -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                 (1,993)                (82,342)
 Net realized gain on
  distributions                           --                     --                  24,107
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (279)                (1,369)               (202,315)
                                      ------               --------             -----------
  Net gain (loss) on
   investments                          (279)                (3,362)               (260,550)
                                      ------               --------             -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(284)               $(3,320)              $(262,985)
                                      ======               ========             ===========

(6)  From inception April 30, 2008 to December 31, 2008.

(19) Funded as of January 18, 2008.

                                     MARSHALL            MASSACHUSETTS
                                      MID-CAP          INVESTORS GROWTH           MFS HIGH
                                    VALUE FUND            STOCK FUND             INCOME FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $175                 $8,286                $46,996
                                     ---------            -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (417)                (7,997)                (3,812)
                                     ---------            -----------            -----------
  Net investment income (loss)            (242)                   289                 43,184
                                     ---------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (314)               (10,710)               (16,858)
 Net realized gain on
  distributions                          4,304                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (38,013)              (727,035)              (214,160)
                                     ---------            -----------            -----------
  Net gain (loss) on
   investments                         (34,023)              (737,745)              (231,018)
                                     ---------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(34,265)             $(737,456)             $(187,834)
                                     =========            ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 MFS INTERNATIONAL
                                        NEW                MFS MID CAP           MFS RESEARCH         MFS STRATEGIC
                                  DISCOVERY FUND           GROWTH FUND        INTERNATIONAL FUND       VALUE FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (6)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $2,787                   $ --                $11                    $279
                                    -----------            -----------               ----               ---------
EXPENSE:
 Mortality and expense risk
  charges                                (1,592)                (4,156)                (1)                   (303)
                                    -----------            -----------               ----               ---------
  Net investment income
   (loss)                                 1,195                 (4,156)                10                     (24)
                                    -----------            -----------               ----               ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (1,050)                 2,356                  2                      (2)
 Net realized gain on
  distributions                          10,160                     --                 10                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (116,276)              (340,122)                 3                 (13,296)
                                    -----------            -----------               ----               ---------
  Net gain (loss) on
   investments                         (107,166)              (337,766)                15                 (13,298)
                                    -----------            -----------               ----               ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(105,971)             $(341,922)               $25                $(13,322)
                                    ===========            ===========               ====               =========


                                   MFS TOTAL            MFS                      MFS
                                  RETURN FUND      UTILITIES FUND            VALUE FUND
                                  SUB-ACCOUNT       SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $639             $78,706                 $23,101
                                    --------       -------------             -----------
EXPENSE:
 Mortality and expense risk
  charges                               (198)            (20,516)                (10,154)
                                    --------       -------------             -----------
  Net investment income
   (loss)                                441              58,190                  12,947
                                    --------       -------------             -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (223)            (36,238)                (20,490)
 Net realized gain on
  distributions                           --              14,824                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (5,802)         (1,390,775)               (627,402)
                                    --------       -------------             -----------
  Net gain (loss) on
   investments                        (6,025)         (1,412,189)               (647,892)
                                    --------       -------------             -----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(5,584)        $(1,353,999)              $(634,945)
                                    ========       =============             ===========

(6)  From inception April 30, 2008 to December 31, 2008.

                                   MFS RESEARCH           MFS NEW               MFS CORE
                                    BOND FUND          ENDEAVOR FUND           EQUITY FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (41)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $952                 $ --                  $4,040
                                     --------             --------             -----------
EXPENSE:
 Mortality and expense risk
  charges                                (210)                 (69)                 (4,123)
                                     --------             --------             -----------
  Net investment income (loss)            742                  (69)                    (83)
                                     --------             --------             -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (51)                  (1)                (16,080)
 Net realized gain on
  distributions                            --                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,941)              (2,743)               (335,445)
                                     --------             --------             -----------
  Net gain (loss) on
   investments                         (1,992)              (2,744)               (351,525)
                                     --------             --------             -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(1,250)             $(2,813)              $(351,608)
                                     ========             ========             ===========

(41) Funded as of January 15, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                   MFS INVESTORS
                                 MFS GOVERNMENT           MFS CORE              MFS HIGH               GROWTH
                                 SECURITIES FUND       EQUITY SERIES         INCOME SERIES          STOCK SERIES
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (1)       SUB-ACCOUNT (37)      SUB-ACCOUNT (1)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $23                   $ --                  $ --                  $ --
                                      -----               --------              --------              --------
EXPENSE:
 Mortality and expense risk
  charges                                (7)                   (34)                  (46)                  (16)
                                      -----               --------              --------              --------
  Net investment income
   (loss)                                16                    (34)                  (46)                  (16)
                                      -----               --------              --------              --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  --                     (1)                 (176)                 (157)
 Net realized gain on
  distributions                          --                     --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           130                 (3,759)               (3,316)               (1,563)
                                      -----               --------              --------              --------
  Net gain (loss) on
   investments                          130                 (3,760)               (3,492)               (1,720)
                                      -----               --------              --------              --------
  Net increase (decrease) in
   net assets resulting from
   operations                          $146                $(3,794)              $(3,538)              $(1,736)
                                      =====               ========              ========              ========

                                                          BLACKROCK             BLACKROCK
                                  MFS UTILITIES            GLOBAL           GLOBAL FINANCIAL
                                     SERIES            ALLOCATION FUND        SERVICES FUND
                                 SUB-ACCOUNT (1)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                $91,067               $1,481
                                    ---------            -----------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                (408)                (8,701)                (726)
                                    ---------            -----------            ---------
  Net investment income
   (loss)                                (408)                82,366                  755
                                    ---------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (1,183)                (7,224)             (18,931)
 Net realized gain on
  distributions                            --                     --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (55,674)              (533,766)             (39,338)
                                    ---------            -----------            ---------
  Net gain (loss) on
   investments                        (56,857)              (540,990)             (58,269)
                                    ---------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(57,265)             $(458,624)            $(57,514)
                                    =========            ===========            =========

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(37) Funded as of June 3, 2008.

                                      BLACKROCK            BLACKROCK            BLACKROCK
                                      LARGE CAP              VALUE              SMALL CAP
                                      CORE FUND        OPPORTUNITIES FUND      GROWTH FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                $ --                 $ --
                                     -----------            --------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                 (1,066)               (215)                (660)
                                     -----------            --------            ---------
  Net investment income (loss)            (1,066)               (215)                (660)
                                     -----------            --------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (31,374)                 (3)                (179)
 Net realized gain on
  distributions                               --                 336                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (77,137)             (7,383)             (45,120)
                                     -----------            --------            ---------
  Net gain (loss) on
   investments                          (108,511)             (7,050)             (45,299)
                                     -----------            --------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(109,577)            $(7,265)            $(45,959)
                                     ===========            ========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    BLACKROCK               MUNDER           NEUBERGER BERMAN           OAKMARK
                                  MID CAP VALUE           MIDCAP CORE            SOCIALLY            INTERNATIONAL
                                OPPORTUNITIES FUND        GROWTH FUND         RESPONSIVE FUND       SMALL CAP FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                   $ --                 $384               $113,233
                                     ---------            -----------            ---------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                 (433)                (1,942)                (360)                (5,234)
                                     ---------            -----------            ---------            -----------
  Net investment income
   (loss)                                 (433)                (1,942)                  24                107,999
                                     ---------            -----------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (575)                (2,921)                (239)               (37,016)
 Net realized gain on
  distributions                            318                    481                  861                 15,769
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (16,565)              (190,761)             (31,908)              (936,534)
                                     ---------            -----------            ---------            -----------
  Net gain (loss) on
   investments                         (16,822)              (193,201)             (31,286)              (957,781)
                                     ---------            -----------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(17,255)             $(195,143)            $(31,262)             $(849,782)
                                     =========            ===========            =========            ===========

                                    OPPENHEIMER                                    OPPENHEIMER
                                      CAPITAL               OPPENHEIMER           INTERNATIONAL
                                 APPRECIATION FUND          GLOBAL FUND            GROWTH FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --                  $48,514               $1,056
                                    -----------            -------------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (10,331)                 (21,029)                (593)
                                    -----------            -------------            ---------
  Net investment income
   (loss)                               (10,331)                  27,485                  463
                                    -----------            -------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (5,411)                 (99,293)                  (1)
 Net realized gain on
  distributions                              --                  161,850                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (873,037)              (1,688,198)             (28,643)
                                    -----------            -------------            ---------
  Net gain (loss) on
   investments                         (878,448)              (1,625,641)             (28,644)
                                    -----------            -------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(888,779)             $(1,598,156)            $(28,181)
                                    ===========            =============            =========

                                                          OPPENHEIMER            OPPENHEIMER
                                    OPPENHEIMER            STRATEGIC             MAIN STREET
                                  MAIN STREET FUND        INCOME FUND          SMALL CAP FUND
                                  SUB-ACCOUNT (42)      SUB-ACCOUNT (19)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $2                   $188                     $ --
                                        ----                 ------              -----------
EXPENSE:
 Mortality and expense risk
  charges                                 --                    (36)                  (3,727)
                                        ----                 ------              -----------
  Net investment income (loss)             2                    152                   (3,727)
                                        ----                 ------              -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                      7                   (7,012)
 Net realized gain on
  distributions                           --                     --                    1,057
 Net unrealized appreciation
  (depreciation) of
  investments during the year              6                   (800)                (209,119)
                                        ----                 ------              -----------
  Net gain (loss) on
   investments                             6                   (793)                (215,074)
                                        ----                 ------              -----------
  Net increase (decrease) in
   net assets resulting from
   operations                             $8                  $(641)               $(218,801)
                                        ====                 ======              ===========

(19) Funded as of January 18, 2008.

(42) Funded as of October 9, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     OPPENHEIMER                                 OPPENHEIMER           OPPENHEIMER
                                     DEVELOPING             OPPENHEIMER         INTERNATIONAL       SMALL- & MID- CAP
                                    MARKETS FUND            EQUITY FUND           BOND FUND            VALUE FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $19,272                 $163              $40,700                   $ --
                                    -------------            ---------            ---------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                  (7,306)                (354)              (5,308)                (3,169)
                                    -------------            ---------            ---------            -----------
  Net investment income
   (loss)                                  11,966                 (191)              35,392                 (3,169)
                                    -------------            ---------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (18,749)                  (2)                (805)               (13,447)
 Net realized gain on
  distributions                           287,239                  214                7,637                    169
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,045,525)             (22,569)             (48,111)              (275,687)
                                    -------------            ---------            ---------            -----------
  Net gain (loss) on
   investments                           (777,035)             (22,357)             (41,279)              (288,965)
                                    -------------            ---------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(765,069)            $(22,548)             $(5,887)             $(292,134)
                                    =============            =========            =========            ===========

                                    OPPENHEIMER           OPPENHEIMER          OPPENHEIMER
                                    MAIN STREET         GOLD & SPECIAL             REAL
                                 OPPORTUNITY FUND         METALS FUND          ESTATE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (31)
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,693                $3,819               $ --
                                     ---------             ---------               ----
EXPENSE:
 Mortality and expense risk
  charges                               (1,290)               (1,594)                --
                                     ---------             ---------               ----
  Net investment income
   (loss)                                  403                 2,225                 --
                                     ---------             ---------               ----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (7,006)              (18,676)                --
 Net realized gain on
  distributions                            641                 3,497                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (80,568)              (59,489)                37
                                     ---------             ---------               ----
  Net gain (loss) on
   investments                         (86,933)              (74,668)                37
                                     ---------             ---------               ----
  Net increase (decrease) in
   net assets resulting from
   operations                         $(86,530)             $(72,443)               $37
                                     =========             =========               ====

(31) Funded as of November 18, 2008.

                                      PUTNAM                PUTNAM                 PUTNAM
                                      GLOBAL                 HIGH             INTERNATIONAL NEW
                                    EQUITY FUND           YIELD FUND         OPPORTUNITIES FUND
                                  SUB-ACCOUNT (1)       SUB-ACCOUNT (2)        SUB-ACCOUNT (2)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                   $ --                  $ --
                                     ---------            -----------             ---------
EXPENSE:
 Mortality and expense risk
  charges                                  (68)                (4,268)                 (657)
                                     ---------            -----------             ---------
  Net investment income (loss)             (68)                (4,268)                 (657)
                                     ---------            -----------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (22)              (187,924)              (17,271)
 Net realized gain on
  distributions                             --                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (11,198)              (168,110)              (71,376)
                                     ---------            -----------             ---------
  Net gain (loss) on
   investments                         (11,220)              (356,034)              (88,647)
                                     ---------            -----------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(11,288)             $(360,302)             $(89,304)
                                     =========            ===========             =========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     PUTNAM                                      PIONEER             ALLIANZ NFJ
                                    SMALL CAP             PUTNAM VT              EMERGING             SMALL CAP
                                   VALUE FUND            VISTA FUND            MARKETS FUND          VALUE FUND
                                 SUB-ACCOUNT (2)       SUB-ACCOUNT (3)       SUB-ACCOUNT (42)      SUB-ACCOUNT (6)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                   $ --                $151                  $60
                                    ---------            -----------              ------                -----
EXPENSE:
 Mortality and expense risk
  charges                                (707)                (1,309)                (22)                  (3)
                                    ---------            -----------              ------                -----
  Net investment income
   (loss)                                (707)                (1,309)                129                   57
                                    ---------            -----------              ------                -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (8,298)               (12,355)                 --                   --
 Net realized gain on
  distributions                            --                     --                 239                  291
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                (69,278)              (183,987)               (636)                 (43)
                                    ---------            -----------              ------                -----
  Net gain (loss) on
   investments                        (77,576)              (196,342)               (397)                 248
                                    ---------            -----------              ------                -----
  Net increase (decrease) in
   net assets resulting from
   operations                        $(78,283)             $(197,651)              $(268)                $305
                                    =========            ===========              ======                =====

                                  ALLIANZ NFJ
                                    DIVIDEND           ALLIANZ CCM              PIMCO
                                   VALUE FUND          MID CAP FUND         TOTAL RETURN
                                SUB-ACCOUNT (6)      SUB-ACCOUNT (43)        SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $5                   $ --               $28,135
                                      ----               --------             ---------
EXPENSE:
 Mortality and expense risk
  charges                               (1)                   (49)               (4,813)
                                      ----               --------             ---------
  Net investment income
   (loss)                                4                    (49)               23,322
                                      ----               --------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  5                     (1)                 (154)
 Net realized gain on
  distributions                         30                     --                47,203
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                  (1)                (4,810)              (45,433)
                                      ----               --------             ---------
  Net gain (loss) on
   investments                          34                 (4,811)                1,616
                                      ----               --------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $38                $(4,860)              $24,938
                                      ====               ========             =========

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(42) Funded as of October 9, 2008.

(43) Funded as of August 5, 2008.

                                       PIMCO
                                     EMERGING                PIMCO                 PIONEER
                                      MARKETS                REAL                   HIGH
                                     BOND FUND            RETURN FUND            YIELD FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $14,265                $63,651                $16,515
                                     ---------            -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                               (1,683)               (11,802)                (1,831)
                                     ---------            -----------            -----------
  Net investment income (loss)          12,582                 51,849                 14,684
                                     ---------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (39)                (7,080)                  (397)
 Net realized gain on
  distributions                          2,942                 77,031                  3,861
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (52,107)              (300,412)              (132,997)
                                     ---------            -----------            -----------
  Net gain (loss) on
   investments                         (49,204)              (230,461)              (129,533)
                                     ---------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(36,622)             $(178,612)             $(114,849)
                                     =========            ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     PIONEER              PIONEER              PIONEER                  PUTNAM
                                    SMALL CAP            STRATEGIC             MID CAP                  EQUITY
                                   VALUE FUND           INCOME FUND          VALUE FUND              INCOME FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (4)(44)(45)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --              $33,867               $1,801                     $56
                                    ---------            ---------            ---------                --------
EXPENSE:
 Mortality and expense risk
  charges                                (488)              (3,071)              (1,035)                    (18)
                                    ---------            ---------            ---------                --------
  Net investment income
   (loss)                                (488)              30,796                  766                      38
                                    ---------            ---------            ---------                --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (3,394)                (310)                 356                  (1,067)
 Net realized gain on
  distributions                            --                6,032                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (37,370)             (95,906)             (41,039)                      3
                                    ---------            ---------            ---------                --------
  Net gain (loss) on
   investments                        (40,764)             (90,184)             (40,683)                 (1,064)
                                    ---------            ---------            ---------                --------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(41,252)            $(59,388)            $(39,917)                $(1,026)
                                    =========            =========            =========                ========

                                      PUTNAM             PUTNAM
                                    HIGH YIELD        INTERNATIONAL            PUTNAM
                                  ADVANTAGE FUND       EQUITY FUND         INVESTORS FUND
                                 SUB-ACCOUNT (46)      SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $52                   $ --              $ --
                                       -----          -------------             -----
EXPENSE:
 Mortality and expense risk
  charges                                 (5)                (7,448)               --
                                       -----          -------------             -----
  Net investment income
   (loss)                                 47                 (7,448)               --
                                       -----          -------------             -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                (30,836)               --
 Net realized gain on
  distributions                           --                     --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (26)            (1,135,227)              (28)
                                       -----          -------------             -----
  Net gain (loss) on
   investments                           (26)            (1,166,063)              (28)
                                       -----          -------------             -----
  Net increase (decrease) in
   net assets resulting from
   operations                            $21            $(1,173,511)             $(28)
                                       =====          =============             =====

(4)  Funded as of February 20, 2008.

(44) Funded as of March 10, 2008.

(45) Effective December 26, 2008, Putnam New Value Fund merged with Putnam Equity Income Fund.

(46) Funded as of June 4, 2008.

                                                            PUTNAM
                                                        INTERNATIONAL             PUTNAM
                                      PUTNAM               CAPITAL              SMALL CAP
                                    VISTA FUND        OPPORTUNITIES FUND       GROWTH FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (31)        SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                  $5                    $ --
                                     --------                ----                --------
EXPENSE:
 Mortality and expense risk
  charges                                 (13)                 --                    (121)
                                     --------                ----                --------
  Net investment income (loss)            (13)                  5                    (121)
                                     --------                ----                --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (740)                 --                    (796)
 Net realized gain on
  distributions                            --                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (523)                 10                  (7,223)
                                     --------                ----                --------
  Net gain (loss) on
   investments                         (1,263)                 10                  (8,019)
                                     --------                ----                --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(1,276)                $15                 $(8,140)
                                     ========                ====                ========

(31) Funded as of November 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                          RIVERSOURCE                                 LEGG MASON
                                       ROYCE              DIVERSIFIED           RIVERSOURCE            PARTNERS
                                       VALUE                 EQUITY               MID CAP             SMALL CAP
                                     PLUS FUND            INCOME FUND            VALUE FUND          GROWTH FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (47)      SUB-ACCOUNT (14)       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --                 $4                    $66                  $ --
                                    -----------               ----                 ------              --------
EXPENSE:
 Mortality and expense risk
  charges                                (2,916)                (1)                    (5)                 (223)
                                    -----------               ----                 ------              --------
  Net investment income
   (loss)                                (2,916)                 3                     61                  (223)
                                    -----------               ----                 ------              --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (10,949)                --                     --                   (34)
 Net realized gain on
  distributions                           7,721                 --                    790                   604
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (226,130)                46                   (511)               (7,637)
                                    -----------               ----                 ------              --------
  Net gain (loss) on
   investments                         (229,358)                46                    279                (7,067)
                                    -----------               ----                 ------              --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(232,274)               $49                   $340               $(7,290)
                                    ===========               ====                 ======              ========

                                        DWS                                          DWS
                                      DREMAN                  SSGA                GROWTH &
                                    HIGH RETURN              S&P 500             INCOME VIP
                                    EQUITY FUND            INDEX FUND             PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (2)
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $3,799                $15,635                 $ --
                                    -----------            -----------            ---------
EXPENSE:
 Mortality and expense risk
  charges                                (1,627)                (5,680)                (125)
                                    -----------            -----------            ---------
  Net investment income
   (loss)                                 2,172                  9,955                 (125)
                                    -----------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (2,114)                (3,175)                 (29)
 Net realized gain on
  distributions                           4,923                     --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (116,446)              (324,328)             (14,249)
                                    -----------            -----------            ---------
  Net gain (loss) on
   investments                         (113,637)              (327,503)             (14,278)
                                    -----------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(111,465)             $(317,548)            $(14,403)
                                    ===========            ===========            =========

(2)  Funded as of May 16, 2008.

(14) Funded as of October 21, 2008.

(47) Funded as of November 17, 2008.

                                                         LEGG MASON            LEGG MASON
                                        DWS               PARTNERS              PARTNERS
                                      GLOBAL             AGGRESSIVE            FUNDAMENTAL
                                   THEMATIC FUND         GROWTH FUND           VALUE FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (48)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $133                 $ --                  $5
                                     ---------            ---------               -----
EXPENSE:
 Mortality and expense risk
  charges                                 (653)                (378)                 (2)
                                     ---------            ---------               -----
  Net investment income (loss)            (520)                (378)                  3
                                     ---------            ---------               -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,495)                (181)                 --
 Net realized gain on
  distributions                            532                   --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (76,046)             (39,334)                (87)
                                     ---------            ---------               -----
  Net gain (loss) on
   investments                         (77,009)             (39,515)                (87)
                                     ---------            ---------               -----
  Net increase (decrease) in
   net assets resulting from
   operations                         $(77,529)            $(39,893)               $(84)
                                     =========            =========               =====

(48) Funded as of April 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    LEGG MASON
                                     PARTNERS             BLACKROCK             THORNBURG
                                    SMALL CAP           SMALL/MID-CAP         INTERNATIONAL            THORNBURG
                                  GROWTH I FUND          GROWTH FUND           VALUE FUND             VALUE FUND
                                 SUB-ACCOUNT (31)        SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                    $104                 $7,314                 $2,463
                                       ----               ---------            -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                                --                    (610)                (3,935)                (2,075)
                                       ----               ---------            -----------            -----------
  Net investment income
   (loss)                                --                    (506)                 3,379                    388
                                       ----               ---------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (1)                     14                (15,227)                  (825)
 Net realized gain on
  distributions                          --                      --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            22                 (34,840)              (284,788)              (139,548)
                                       ----               ---------            -----------            -----------
  Net gain (loss) on
   investments                           21                 (34,826)              (300,015)              (140,373)
                                       ----               ---------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $21                $(35,332)             $(296,636)             $(139,985)
                                       ====               =========            ===========            ===========


                                     THORNBURG           T. ROWE PRICE         T. ROWE PRICE
                                       CORE                  GROWTH             RETIREMENT
                                    GROWTH FUND            STOCK FUND            2010 FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (42)      SUB-ACCOUNT (6)
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --               $ --                 $2,263
                                    -----------               ----                -------
EXPENSE:
 Mortality and expense risk
  charges                                (3,683)                --                   (138)
                                    -----------               ----                -------
  Net investment income
   (loss)                                (3,683)                --                  2,125
                                    -----------               ----                -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (26,685)                 1                     --
 Net realized gain on
  distributions                              --                  1                  1,852
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (321,684)                 5                    593
                                    -----------               ----                -------
  Net gain (loss) on
   investments                         (348,369)                 7                  2,445
                                    -----------               ----                -------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(352,052)                $7                 $4,570
                                    ===========               ====                =======

(6)  From inception April 30, 2008 to December 31, 2008.

(31) Funded as of November 18, 2008.

(42) Funded as of October 9, 2008.

                                   T. ROWE PRICE        T. ROWE PRICE        T. ROWE PRICE
                                    RETIREMENT            RETIREMENT           RETIREMENT
                                     2020 FUND            2030 FUND            2040 FUND
                                  SUB-ACCOUNT (6)      SUB-ACCOUNT (6)      SUB-ACCOUNT (6)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $704                  $674                $212
                                      -------              --------              ------
EXPENSE:
 Mortality and expense risk
  charges                                 (54)                  (87)                (16)
                                      -------              --------              ------
  Net investment income (loss)            650                   587                 196
                                      -------              --------              ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (77)                   21                   2
 Net realized gain on
  distributions                         1,002                 1,525                 524
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                   (818)               (2,495)               (341)
                                      -------              --------              ------
  Net gain (loss) on
   investments                            107                  (949)                185
                                      -------              --------              ------
  Net increase (decrease) in
   net assets resulting from
   operations                            $757                 $(362)               $381
                                      =======              ========              ======

(6)  From inception April 30, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  T. ROWE PRICE        T. ROWE PRICE                                 VICTORY
                                   RETIREMENT           RETIREMENT            UBS GLOBAL           DIVERSIFIED
                                    2050 FUND           INCOME FUND        ALLOCATION FUND         STOCK FUND
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (6)      SUB-ACCOUNT (49)        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $32                  $898                  $133                $1,529
                                      -----               -------              --------             ---------
EXPENSE:
 Mortality and expense risk
  charges                                (3)                 (212)                  (26)               (1,295)
                                      -----               -------              --------             ---------
  Net investment income
   (loss)                                29                   686                   107                   234
                                      -----               -------              --------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   1                    70                    --                  (342)
 Net realized gain on
  distributions                          32                 1,288                   277                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                  (40)                1,259                (1,482)              (66,166)
                                      -----               -------              --------             ---------
  Net gain (loss) on
   investments                           (7)                2,617                (1,205)              (66,508)
                                      -----               -------              --------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $22                $3,303               $(1,098)             $(66,274)
                                      =====               =======              ========             =========

                                      VICTORY                VICTORY             VAN KAMPEN
                                      SPECIAL             SMALL COMPANY           SMALL CAP
                                    VALUE FUND          OPPORTUNITY FUND         GROWTH FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $1,550                 $14                    $ --
                                    -----------               -----               ---------
EXPENSE:
 Mortality and expense risk
  charges                                (4,827)                 (4)                 (1,129)
                                    -----------               -----               ---------
  Net investment income
   (loss)                                (3,277)                 10                  (1,129)
                                    -----------               -----               ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (5,647)                 --                  (3,599)
 Net realized gain on
  distributions                              --                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (329,487)                295                 (59,413)
                                    -----------               -----               ---------
  Net gain (loss) on
   investments                         (335,134)                295                 (63,012)
                                    -----------               -----               ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(338,411)               $305                $(64,141)
                                    ===========               =====               =========

(6)  From inception April 30, 2008 to December 31, 2008.

(49) Funded as of March 26, 2008.

                                                              VAN KAMPEN        VAN KAMPEN
                                      VAN KAMPEN                EQUITY          EQUITY AND
                                     COMSTOCK FUND           GROWTH FUND        INCOME FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT (50)     SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $71,054                 $ --             $462,315
                                     -------------             --------        -------------
EXPENSE:
 Mortality and expense risk
  charges                                   (8,114)                (102)             (78,337)
                                     -------------             --------        -------------
  Net investment income (loss)              62,940                 (102)             383,978
                                     -------------             --------        -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (125,220)                 (23)            (125,986)
 Net realized gain on
  distributions                             31,778                   --               13,561
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,373,077)              (9,362)          (4,844,863)
                                     -------------             --------        -------------
  Net gain (loss) on
   investments                          (1,466,519)              (9,385)          (4,957,288)
                                     -------------             --------        -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(1,403,579)             $(9,487)         $(4,573,310)
                                     =============             ========        =============

(50) Funded as of February 15, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                   VAN KAMPEN           VAN KAMPEN            VAN KAMPEN             VAN KAMPEN
                                   GROWTH AND             MID CAP            U.S. MORTGAGE             GLOBAL
                                   INCOME FUND          GROWTH FUND              FUND               VALUE EQUITY
                                   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (46)       SUB-ACCOUNT (51)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,952                 $ --                 $18                  $ --
                                    ---------            ---------               -----                  ----
EXPENSE:
 Mortality and expense risk
  charges                              (1,308)                (232)                 (4)                   --
                                    ---------            ---------               -----                  ----
  Net investment income
   (loss)                               1,644                 (232)                 14                    --
                                    ---------            ---------               -----                  ----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (3,493)               1,076                  --                    --
 Net realized gain on
  distributions                            --                  490                  --                     2
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (54,436)             (18,021)                (11)                   (5)
                                    ---------            ---------               -----                  ----
  Net gain (loss) on
   investments                        (57,929)             (16,455)                (11)                   (3)
                                    ---------            ---------               -----                  ----
  Net increase (decrease) in
   net assets resulting from
   operations                        $(56,285)            $(16,687)                 $3                   $(3)
                                    =========            =========               =====                  ====

                                                                                SELIGMAN
                                   VAN KAMPEN            VAN KAMPEN          COMMUNICATIONS
                                   REAL ESTATE            CAPITAL           AND INFORMATION
                                 SECURITIES FUND        GROWTH FUND               FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (52)        SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,293               $ --                    $ --
                                    ---------               ----                --------
EXPENSE:
 Mortality and expense risk
  charges                                (591)                --                     (63)
                                    ---------               ----                --------
  Net investment income
   (loss)                                 702                 --                     (63)
                                    ---------               ----                --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (6,544)                --                    (238)
 Net realized gain on
  distributions                         1,894                 --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (34,630)                10                  (3,322)
                                    ---------               ----                --------
  Net gain (loss) on
   investments                        (39,280)                10                  (3,560)
                                    ---------               ----                --------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(38,578)               $10                 $(3,623)
                                    =========               ====                ========

(46) Funded as of June 4, 2008.

(51) Funded as of July 14, 2008.

(52) Funded as of November 24, 2008.

                                                       LEGG MASON
                                    SELIGMAN            PARTNERS
                                     GLOBAL            SMALL CAP
                                 TECHNOLOGY FUND       VALUE FUND
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT
---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $ --                  $ --
                                      ----              --------
EXPENSE:
 Mortality and expense risk
  charges                               (1)                  (71)
                                      ----              --------
  Net investment income (loss)          (1)                  (71)
                                      ----              --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 --                    (2)
 Net realized gain on
  distributions                         --                   996
 Net unrealized appreciation
  (depreciation) of
  investments during the year           41                (4,545)
                                      ----              --------
  Net gain (loss) on
   investments                          41                (3,551)
                                      ----              --------
  Net increase (decrease) in
   net assets resulting from
   operations                          $40               $(3,622)
                                      ====              ========

(6)  From inception April 30, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      [This page intentionally left blank]

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008


                                   AMERICAN CENTURY
                                       VP EQUITY           AMERICAN CENTURY       AMERICAN CENTURY
                                      INCOME FUND          VP ULTRA(R) FUND       VP BALANCED FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (1)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $165,260                 $(128)                 $(165)
 Net realized gain (loss) on
  security transactions                   (179,478)                  (31)                  (170)
 Net realized gain on
  distributions                                 --                    --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,372,372)               (9,768)                (8,970)
                                     -------------             ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,386,590)               (9,927)                (9,305)
                                     -------------             ---------              ---------
UNIT TRANSACTIONS:
 Purchases                                 995,730                12,833                     --
 Net transfers                            (343,493)               11,207                 59,745
 Surrenders for benefit
  payments and fees                       (720,426)                 (535)                (1,019)
 Net loan activity                            (199)                   --                     --
                                     -------------             ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        (68,388)               23,505                 58,726
                                     -------------             ---------              ---------
 Net increase (decrease) in
  net assets                            (1,454,978)               13,578                 49,421
NET ASSETS:
 Beginning of year                       6,787,949                13,825                     --
                                     -------------             ---------              ---------
 End of year                            $5,332,971               $27,403                $49,421
                                     =============             =========              =========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                     AMERICAN CENTURY
                               AMERICAN CENTURY   AMERICAN CENTURY       VP LARGE
                               VP INTERNATIONAL     VP SMALL CAP          COMPANY        AMERICAN CENTURY
                                     FUND            VALUE FUND         VALUE FUND      VP VISTA(SM) FUND
                                SUB-ACCOUNT (1)      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(61)              $120               $145             $(1,005)
 Net realized gain (loss) on
  security transactions                   (2)            (2,120)              (713)                809
 Net realized gain on
  distributions                           --                 50                270                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (8,965)            (3,751)            (5,771)            (74,041)
                                   ---------          ---------          ---------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                          (9,028)            (5,701)            (6,069)            (74,237)
                                   ---------          ---------          ---------          ----------
UNIT TRANSACTIONS:
 Purchases                             1,938             13,551             26,683             125,322
 Net transfers                        20,485             (3,886)            (1,553)             22,156
 Surrenders for benefit
  payments and fees                       --             (4,702)            (4,015)             (3,525)
 Net loan activity                        --                (24)               (39)                (28)
                                   ---------          ---------          ---------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   22,423              4,939             21,076             143,925
                                   ---------          ---------          ---------          ----------
 Net increase (decrease) in
  net assets                          13,395               (762)            15,007              69,688
NET ASSETS:
 Beginning of year                        --             18,633                385              63,568
                                   ---------          ---------          ---------          ----------
 End of year                         $13,395            $17,871            $15,392            $133,256
                                   =========          =========          =========          ==========


                                  AMERICAN CENTURY      AMERICAN CENTURY     AMERICAN CENTURY
                                VP INFLATION-ADJUSTED       VP EQUITY          VP INCOME &
                                      BOND FUND            GROWTH FUND         GROWTH FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT (2)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $764                    $3               $(1,216)
 Net realized gain (loss) on
  security transactions                     (37)                   --                (5,094)
 Net realized gain on
  distributions                              --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1,818)                 (145)             (110,369)
                                      ---------                ------           -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (1,091)                 (142)             (116,679)
                                      ---------                ------           -----------
UNIT TRANSACTIONS:
 Purchases                               20,716                   987                 5,156
 Net transfers                           (1,294)                   --               435,896
 Surrenders for benefit
  payments and fees                         (61)                   (7)              (23,138)
 Net loan activity                           --                    --                    --
                                      ---------                ------           -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      19,361                   980               417,914
                                      ---------                ------           -----------
 Net increase (decrease) in
  net assets                             18,270                   838               301,235
NET ASSETS:
 Beginning of year                        9,414                    69                    --
                                      ---------                ------           -----------
 End of year                            $27,684                  $907              $301,235
                                      =========                ======           ===========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

                                                                                    AIM V.I.
                                  AMERICAN CENTURY        AMERICAN CENTURY          SMALL CAP
                                    VP ULTRA FUND          VP VALUE FUND           EQUITY FUND
                                   SUB-ACCOUNT (3)        SUB-ACCOUNT (3)        SUB-ACCOUNT (1)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(2,740)                $(5,718)                $(78)
 Net realized gain (loss) on
  security transactions                   (5,443)                 (2,766)                  (5)
 Net realized gain on
  distributions                               --                      --                  185
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (312,684)               (378,072)              (6,462)
                                     -----------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (320,867)               (386,556)              (6,360)
                                     -----------            ------------            ---------
UNIT TRANSACTIONS:
 Purchases                                17,972                   5,000                   --
 Net transfers                           957,816               1,746,401               49,236
 Surrenders for benefit
  payments and fees                      (63,710)                (62,304)                  (1)
 Net loan activity                            --                      --                   --
                                     -----------            ------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      912,078               1,689,097               49,235
                                     -----------            ------------            ---------
 Net increase (decrease) in
  net assets                             591,211               1,302,541               42,875
NET ASSETS:
 Beginning of year                            --                      --                   --
                                     -----------            ------------            ---------
 End of year                            $591,211              $1,302,541              $42,875
                                     ===========            ============            =========

(1)  Funded as of June 6, 2008.

(3)  Funded as of May 9, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     AIM V.I.             AIM                      AIM                    AIM
                                    FINANCIAL            BASIC                  EUROPEAN             INTERNATIONAL
                                  SERVICES FUND        VALUE FUND              GROWTH FUND            GROWTH FUND
                                 SUB-ACCOUNT (1)      SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $21               $(2,500)                $3,486                   $976
 Net realized gain (loss) on
  security transactions                    (1)              (61,178)                (9,302)                     1
 Net realized gain on
  distributions                            68               127,867                  7,450                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (593)           (1,245,747)               (95,210)               (46,704)
                                     --------        --------------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (505)           (1,181,558)               (93,576)               (45,727)
                                     --------        --------------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                 --               342,915                 61,747                 87,483
 Net transfers                          1,000              (387,371)               (14,640)                   (23)
 Surrenders for benefit
  payments and fees                        (1)             (281,243)                (6,048)                (2,343)
 Net loan activity                         --                    (4)                    (2)                   (27)
                                     --------        --------------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       999              (325,703)                41,057                 85,090
                                     --------        --------------            -----------            -----------
 Net increase (decrease) in
  net assets                              494            (1,507,261)               (52,519)                39,363
NET ASSETS:
 Beginning of year                         --             2,554,238                178,809                 63,607
                                     --------        --------------            -----------            -----------
 End of year                             $494            $1,046,977               $126,290               $102,970
                                     ========        ==============            ===========            ===========

                                       AIM                    AIM                    AIM
                                   MID CAP CORE            SMALL CAP                REAL
                                   EQUITY FUND            GROWTH FUND            ESTATE FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $169                $(2,806)               $11,519
 Net realized gain (loss) on
  security transactions                 (7,380)               (20,315)               (62,697)
 Net realized gain on
  distributions                          4,542                 17,060                  4,645
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (28,403)              (201,686)              (336,627)
                                    ----------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (31,072)              (207,747)              (383,160)
                                    ----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                              95,402                120,176                421,853
 Net transfers                          (1,501)               (33,370)              (203,200)
 Surrenders for benefit
  payments and fees                    (37,422)               (31,292)               (56,209)
 Net loan activity                          --                     --                    (89)
                                    ----------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     56,479                 55,514                162,355
                                    ----------            -----------            -----------
 Net increase (decrease) in
  net assets                            25,407               (152,233)              (220,805)
NET ASSETS:
 Beginning of year                      70,990                499,717                966,781
                                    ----------            -----------            -----------
 End of year                           $96,397               $347,484               $745,976
                                    ==========            ===========            ===========

(1)  Funded as of June 6, 2008.

                                        AIM                               ALLIANCEBERNSTEIN
                                     SMALL CAP         DOMINI SOCIAL         VPS BALANCED
                                    EQUITY FUND         EQUITY FUND        SHARES PORTFOLIO
                                    SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(33)                $12                $2,523
 Net realized gain (loss) on
  security transactions                      1                (177)               (3,082)
 Net realized gain on
  distributions                            179                  --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (336)             (1,065)              (51,879)
                                     ---------            --------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              (189)             (1,230)              (52,438)
                                     ---------            --------            ----------
UNIT TRANSACTIONS:
 Purchases                              13,253                 602                39,589
 Net transfers                              --                  --               (14,812)
 Surrenders for benefit
  payments and fees                        (47)               (769)              (12,217)
 Net loan activity                          --                  --                    (8)
                                     ---------            --------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     13,206                (167)               12,552
                                     ---------            --------            ----------
 Net increase (decrease) in
  net assets                            13,017              (1,397)              (39,886)
NET ASSETS:
 Beginning of year                          80               3,431               170,863
                                     ---------            --------            ----------
 End of year                           $13,097              $2,034              $130,977
                                     =========            ========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN          ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                              VPS GROWTH AND         VPS INTERNATIONAL          VPS INTERNATIONAL           VPS GLOBAL
                             INCOME PORTFOLIO        GROWTH PORTFOLIO            VALUE PORTFOLIO         VALUE PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT                SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $375                   $2,292                     $(8,432)                 $(569)
 Net realized gain (loss)
  on security transactions            (718)                  (1,651)                    (35,772)                (4,128)
 Net realized gain on
  distributions                         --                      332                          --                     --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                             (11,182)                (160,797)                 (1,100,101)               (54,970)
                                 ---------              -----------               -------------             ----------
 Net increase (decrease)
  in net assets resulting
  from operations                  (11,525)                (159,824)                 (1,144,305)               (59,667)
                                 ---------              -----------               -------------             ----------
UNIT TRANSACTIONS:
 Purchases                          47,100                  238,388                     636,673                 47,637
 Net transfers                      (1,416)                 (15,987)                    (87,343)               (20,369)
 Surrenders for benefit
  payments and fees                 (5,072)                 (11,618)                   (114,171)                (6,293)
 Net loan activity                     (55)                     (22)                        (61)                    (4)
                                 ---------              -----------               -------------             ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            40,557                  210,761                     435,098                 20,971
                                 ---------              -----------               -------------             ----------
 Net increase (decrease)
  in net assets                     29,032                   50,937                    (709,207)               (38,696)
NET ASSETS:
 Beginning of year                     110                  162,720                   1,804,088                100,344
                                 ---------              -----------               -------------             ----------
 End of year                       $29,142                 $213,657                  $1,094,881                $61,648
                                 =========              ===========               =============             ==========

                               ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                               VPS SMALL/MID-CAP       VPS SMALL-MID CAP       AMERICAN FUNDS
                               GROWTH PORTFOLIO         VALUE PORTFOLIO          AMCAP FUND
                              SUB-ACCOUNT (4)(5)        SUB-ACCOUNT (6)         SUB-ACCOUNT
--------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $(124)                   $47                   $(971)
 Net realized gain (loss)
  on security transactions                (1)                    --                     (36)
 Net realized gain on
  distributions                           --                     --                   3,613
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                (8,794)                 1,452                 (44,786)
                                   ---------                -------              ----------
 Net increase (decrease)
  in net assets resulting
  from operations                     (8,919)                 1,499                 (42,180)
                                   ---------                -------              ----------
UNIT TRANSACTIONS:
 Purchases                            23,683                  4,793                 114,989
 Net transfers                         4,722                     --                  41,038
 Surrenders for benefit
  payments and fees                      (34)                    (1)                 (4,660)
 Net loan activity                        --                     --                     (19)
                                   ---------                -------              ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              28,371                  4,792                 151,348
                                   ---------                -------              ----------
 Net increase (decrease)
  in net assets                       19,452                  6,291                 109,168
NET ASSETS:
 Beginning of year                        --                     --                  25,323
                                   ---------                -------              ----------
 End of year                         $19,452                 $6,291                $134,491
                                   =========                =======              ==========

(4)  Funded as of February 20, 2008.

(5) Formerly AllianceBernstein Mid-Cap Growth Fund. Change effective November 3, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

                                   AMERICAN FUNDS         AMERICAN FUNDS           AMERICAN FUNDS
                                      AMERICAN            CAPITAL INCOME             EUROPACIFIC
                                   BALANCED FUND           BUILDER FUND              GROWTH FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $7,723                 $164,237                  $34,533
 Net realized gain (loss) on
  security transactions                 (12,680)                (140,249)                 (53,091)
 Net realized gain on
  distributions                           1,952                       --                  109,768
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (90,593)              (1,547,757)              (1,304,612)
                                     ----------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (93,598)              (1,523,769)              (1,213,402)
                                     ----------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              576,959                2,937,362                1,498,758
 Net transfers                          (20,933)                 259,250                  190,266
 Surrenders for benefit
  payments and fees                     (12,822)                (154,981)                (135,176)
 Net loan activity                          (15)                     (65)                    (153)
                                     ----------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     543,189                3,041,566                1,553,695
                                     ----------            -------------            -------------
 Net increase (decrease) in
  net assets                            449,591                1,517,797                  340,293
NET ASSETS:
 Beginning of year                       44,204                3,142,182                2,039,596
                                     ----------            -------------            -------------
 End of year                           $493,795               $4,659,979               $2,379,889
                                     ==========            =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                AMERICAN FUNDS         AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                 FUNDAMENTAL                 NEW               THE BOND FUND           THE GROWTH FUND
                                INVESTORS FUND        PERSPECTIVE FUND           OF AMERICA            OF AMERICA FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $5,944                 $7,345                 $51,942                   $4,484
 Net realized gain (loss)
  on security transactions            (76,029)                (1,017)                (29,245)                 (74,398)
 Net realized gain on
  distributions                         4,259                 30,930                      --                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (346,173)              (136,985)               (190,245)              (3,569,162)
                                 ------------            -----------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                    (411,999)               (99,727)               (167,548)              (3,639,076)
                                 ------------            -----------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                          1,067,818                318,099               1,071,926                3,982,175
 Net transfers                        141,773                127,783                 132,291                  246,280
 Surrenders for benefit
  payments and fees                    (8,495)               (18,134)                (27,805)                (557,030)
 Net loan activity                        (59)                   (29)                   (127)                    (515)
                                 ------------            -----------            ------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            1,201,037                427,719               1,176,285                3,670,910
                                 ------------            -----------            ------------            -------------
 Net increase (decrease)
  in net assets                       789,038                327,992               1,008,737                   31,834
NET ASSETS:
 Beginning of year                    360,344                 99,886                 388,500                6,888,493
                                 ------------            -----------            ------------            -------------
 End of year                       $1,149,382               $427,878              $1,397,237               $6,920,327
                                 ============            ===========            ============            =============

                                                        AMERICAN FUNDS
                                AMERICAN FUNDS          THE INVESTMENT         AMERICAN FUNDS
                               THE INCOME FUND             COMPANY                 THE NEW
                                  OF AMERICA              OF AMERICA            ECONOMY FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $45,066                 $12,723                 $1,440
 Net realized gain (loss)
  on security transactions            (15,736)                (20,097)               (29,804)
 Net realized gain on
  distributions                            --                      --                     --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (424,514)               (332,445)              (158,828)
                                 ------------            ------------            -----------
 Net increase (decrease)
  in net assets resulting
  from operations                    (395,184)               (339,819)              (187,192)
                                 ------------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                            860,428                 927,556                186,787
 Net transfers                         29,859                 124,023                (36,954)
 Surrenders for benefit
  payments and fees                  (114,075)                (20,760)               (65,081)
 Net loan activity                       (113)                    (45)                   (10)
                                 ------------            ------------            -----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              776,099               1,030,774                 84,742
                                 ------------            ------------            -----------
 Net increase (decrease)
  in net assets                       380,915                 690,955               (102,450)
NET ASSETS:
 Beginning of year                    926,191                 284,028                422,503
                                 ------------            ------------            -----------
 End of year                       $1,307,106                $974,983               $320,053
                                 ============            ============            ===========

                                                                                 AMERICAN FUNDS
                                   AMERICAN FUNDS         AMERICAN FUNDS          CAPITAL WORLD
                                     WASHINGTON              AMERICAN               GROWTH &
                                  MUTUAL INVESTORS         MUTUAL FUND             INCOME FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $3,727                  $769                  $99,684
 Net realized gain (loss) on
  security transactions                   (1,325)                 (110)                 (40,475)
 Net realized gain on
  distributions                            8,382                   728                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (107,018)              (25,353)              (2,044,998)
                                     -----------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (96,234)              (23,966)              (1,985,789)
                                     -----------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                               424,856               104,186                2,029,238
 Net transfers                            35,159                 8,905                  (75,785)
 Surrenders for benefit
  payments and fees                      (14,034)               (4,897)                (432,945)
 Net loan activity                           (39)                  (32)                    (299)
                                     -----------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      445,942               108,162                1,520,209
                                     -----------            ----------            -------------
 Net increase (decrease) in
  net assets                             349,708                84,196                 (465,580)
NET ASSETS:
 Beginning of year                        30,343                 7,094                4,393,740
                                     -----------            ----------            -------------
 End of year                            $380,051               $91,290               $3,928,160
                                     ===========            ==========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  AMERICAN FUNDS             ARIEL                                     ARTISAN
                                     SMALLCAP            APPRECIATION                                  MID CAP
                                    WORLD FUND               FUND              ARIEL FUND            VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,853)                $(19)                 $38                $(3,632)
 Net realized gain (loss) on
  security transactions                 (65,980)              (1,830)                (547)               (18,835)
 Net realized gain on
  distributions                              --                3,531                   --                  5,460
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (47,713)             (21,946)              (6,818)              (198,393)
                                    -----------            ---------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (115,546)             (20,264)              (7,327)              (215,400)
                                    -----------            ---------            ---------            -----------
UNIT TRANSACTIONS:
 Purchases                               83,183               18,770                1,132                169,734
 Net transfers                           14,818               (3,675)               1,098               (195,652)
 Surrenders for benefit
  payments and fees                      (2,190)                (597)              (1,898)               (31,417)
 Net loan activity                           (5)                  --                   --                    (40)
                                    -----------            ---------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      95,806               14,498                  332                (57,375)
                                    -----------            ---------            ---------            -----------
 Net increase (decrease) in
  net assets                            (19,740)              (5,766)              (6,995)              (272,775)
NET ASSETS:
 Beginning of year                      183,327               35,329               15,360                856,658
                                    -----------            ---------            ---------            -----------
 End of year                           $163,587              $29,563               $8,365               $583,883
                                    ===========            =========            =========            ===========


                                   LIFEPATH 2010           LIFEPATH 2020           LIFEPATH 2030
                                     PORTFOLIO               PORTFOLIO               PORTFOLIO
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $33,794                 $30,799                 $23,360
 Net realized gain (loss) on
  security transactions                  (87,553)               (175,488)               (131,254)
 Net realized gain on
  distributions                           18,475                  20,046                  14,247
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (291,306)               (655,096)               (843,586)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (326,590)               (779,739)               (937,233)
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             1,312,252               1,686,781               1,609,840
 Net transfers                          (367,775)               (129,163)                144,133
 Surrenders for benefit
  payments and fees                     (190,400)               (483,174)               (292,378)
 Net loan activity                          (202)                   (440)                   (266)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      753,875               1,074,004               1,461,329
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                             427,285                 294,265                 524,096
NET ASSETS:
 Beginning of year                     1,017,716               2,035,618               1,919,088
                                    ------------            ------------            ------------
 End of year                          $1,445,001              $2,329,883              $2,443,184
                                    ============            ============            ============

                                                              LIFEPATH
                                    LIFEPATH 2040            RETIREMENT              BARON
                                      PORTFOLIO              PORTFOLIO          SMALL CAP FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $16,571                $2,457                $(382)
 Net realized gain (loss) on
  security transactions                   (37,309)               (1,049)              (5,643)
 Net realized gain on
  distributions                            10,015                   482                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (924,850)              (21,404)             (22,001)
                                     ------------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             (935,573)              (19,514)             (28,026)
                                     ------------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                              1,932,044                36,126               36,114
 Net transfers                            (88,357)               15,954               (3,832)
 Surrenders for benefit
  payments and fees                      (165,400)               (3,211)              (1,668)
 Net loan activity                           (182)                   --                   (2)
                                     ------------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,678,105                48,869               30,612
                                     ------------            ----------            ---------
 Net increase (decrease) in
  net assets                              742,532                29,355                2,586
NET ASSETS:
 Beginning of year                      1,420,352               105,798               49,133
                                     ------------            ----------            ---------
 End of year                           $2,162,884              $135,153              $51,719
                                     ============            ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    BLACKROCK                                  CALVERT SOCIAL
                                    GOVERNMENT          CALVERT SOCIAL         INVESTMENT FUND      CALVERT LARGE CAP
                                   INCOME FUND        BALANCED PORTFOLIO      EQUITY PORTFOLIO         GROWTH FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT (3)          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,591                 $7,750                $(2,193)                $(858)
 Net realized gain (loss) on
  security transactions                    579                   (444)               (54,613)               (4,257)
 Net realized gain on
  distributions                             19                  5,080                 18,721                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            5,301               (124,425)               (83,964)              (75,015)
                                    ----------            -----------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             7,490               (112,039)              (122,049)              (80,130)
                                    ----------            -----------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                             113,998                 10,884                107,103                58,656
 Net transfers                           6,869                373,601                  2,158                11,534
 Surrenders for benefit
  payments and fees                       (136)                    (1)               (97,575)              (11,531)
 Net loan activity                          --                     --                     --                    (8)
                                    ----------            -----------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    120,731                384,484                 11,686                58,651
                                    ----------            -----------            -----------            ----------
 Net increase (decrease) in
  net assets                           128,221                272,445               (110,363)              (21,479)
NET ASSETS:
 Beginning of year                      10,652                     --                272,062               126,615
                                    ----------            -----------            -----------            ----------
 End of year                          $138,873               $272,445               $161,699              $105,136
                                    ==========            ===========            ===========            ==========

                                                                            COLUMBIA MARSICO
                                  CALVERT SOCIAL                              INTERNATIONAL
                                    INVESTMENT             CALVERT            OPPORTUNITIES
                                    BOND FUND            INCOME FUND             VS FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $2,877                 $104                 $(494)
 Net realized gain (loss) on
  security transactions                     55                   --                (1,285)
 Net realized gain on
  distributions                          2,096                   46                   487
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (11,159)                  56               (29,478)
                                    ----------            ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (6,131)                 206               (30,770)
                                    ----------            ---------             ---------
UNIT TRANSACTIONS:
 Purchases                              83,304               17,351                53,945
 Net transfers                           4,871                   --                (2,849)
 Surrenders for benefit
  payments and fees                     (3,472)                 (15)                 (289)
 Net loan activity                         (14)                  --                    (2)
                                    ----------            ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     84,689               17,336                50,805
                                    ----------            ---------             ---------
 Net increase (decrease) in
  net assets                            78,558               17,542                20,035
NET ASSETS:
 Beginning of year                      48,228                   --                17,879
                                    ----------            ---------             ---------
 End of year                          $126,786              $17,542               $37,914
                                    ==========            =========             =========

(3)  Funded as of May 9, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

                                     COLUMBIA          COLUMBIA MARSICO            CRM
                                      MID CAP               GROWTH               MID CAP
                                    VALUE FUND             VS FUND              VALUE FUND
                                  SUB-ACCOUNT (7)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $39               $(1,644)                 $979
 Net realized gain (loss) on
  security transactions                      1                (2,499)               (2,223)
 Net realized gain on
  distributions                             --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (303)              (87,354)              (75,990)
                                     ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              (263)              (91,497)              (77,234)
                                     ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                               9,581               118,666                55,503
 Net transfers                           1,680                73,740                (5,286)
 Surrenders for benefit
  payments and fees                        (16)              (13,390)              (17,004)
 Net loan activity                          --                    --                    (3)
                                     ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     11,245               179,016                33,210
                                     ---------            ----------            ----------
 Net increase (decrease) in
  net assets                            10,982                87,519               (44,024)
NET ASSETS:
 Beginning of year                          --                76,166               196,245
                                     ---------            ----------            ----------
 End of year                           $10,982              $163,685              $152,221
                                     =========            ==========            ==========

(7)  Funded as of October 7, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                             DAVIS                                        DREYFUS
                                      DAVIS                NEW YORK                  DAVIS              BOND MARKET
                                 FINANCIAL FUND          VENTURE FUND          OPPORTUNITY FUND         INDEX FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT (6)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $7                  $10,809                 $(780)                  $8
 Net realized gain (loss) on
  security transactions                    (5)                 (12,032)               (3,533)                  --
 Net realized gain on
  distributions                         1,086                       --                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,912)              (1,059,498)              (50,751)                  56
                                    ---------            -------------             ---------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                           (4,824)              (1,060,721)              (55,064)                  64
                                    ---------            -------------             ---------              -------
UNIT TRANSACTIONS:
 Purchases                             18,399                  932,420                40,825                2,985
 Net transfers                             --                  190,317                18,641                   --
 Surrenders for benefit
  payments and fees                      (726)                (179,348)               (3,197)                 (60)
 Net loan activity                         (5)                    (159)                   --                   --
                                    ---------            -------------             ---------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    17,668                  943,230                56,269                2,925
                                    ---------            -------------             ---------              -------
 Net increase (decrease) in
  net assets                           12,844                 (117,491)                1,205                2,989
NET ASSETS:
 Beginning of year                        243                2,014,110                76,910                   --
                                    ---------            -------------             ---------              -------
 End of year                          $13,087               $1,896,619               $78,115               $2,989
                                    =========            =============             =========              =======

                                      DREYFUS
                                  LIFETIME GROWTH            DREYFUS               DREYFUS
                                    AND INCOME           LIFETIME GROWTH       LIFETIME INCOME
                                     PORTFOLIO              PORTFOLIO             PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,950                $(1,474)               $1,473
 Net realized gain (loss) on
  security transactions                  (8,378)               (26,791)               (2,827)
 Net realized gain on
  distributions                              --                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (106,071)               (70,999)              (17,471)
                                    -----------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (112,499)               (99,264)              (18,825)
                                    -----------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                               85,539                 57,829                11,980
 Net transfers                           (9,546)               (65,742)               (2,210)
 Surrenders for benefit
  payments and fees                     (45,518)                (6,278)              (26,261)
 Net loan activity                           --                    (10)                  (16)
                                    -----------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      30,475                (14,201)              (16,507)
                                    -----------            -----------            ----------
 Net increase (decrease) in
  net assets                            (82,024)              (113,465)              (35,332)
NET ASSETS:
 Beginning of year                      443,604                246,038               187,569
                                    -----------            -----------            ----------
 End of year                           $361,580               $132,573              $152,237
                                    ===========            ===========            ==========

(6)  From inception April 30, 2008 to December 31, 2008.

                                    DREYFUS VIF            DREYFUS              DREYFUS
                                   APPRECIATION            MIDCAP           SMALLCAP STOCK
                                     PORTFOLIO           INDEX FUND           INDEX FUND
                                  SUB-ACCOUNT (1)        SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(1)                  $436                 $305
 Net realized gain (loss) on
  security transactions                   --                   (306)                (128)
 Net realized gain on
  distributions                           --                  1,762                1,580
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (77)               (20,042)              (5,538)
                                       -----              ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             (78)               (18,150)              (3,781)
                                       -----              ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                --                  2,948               12,238
 Net transfers                           297                    123                   --
 Surrenders for benefit
  payments and fees                       (1)                  (948)                (508)
 Net loan activity                        --                     (2)                  --
                                       -----              ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      296                  2,121               11,730
                                       -----              ---------            ---------
 Net increase (decrease) in
  net assets                             218                (16,029)               7,949
NET ASSETS:
 Beginning of year                        --                 50,311               16,096
                                       -----              ---------            ---------
 End of year                            $218                $34,282              $24,045
                                       =====              =========            =========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                  THE DREYFUS
                                  DREYFUS            DREYFUS VIF          DREYFUS VIF               SOCIALLY
                                 SMALL CAP           GROWTH AND             QUALITY               RESPONSIBLE
                                VALUE FUND        INCOME PORTFOLIO       BOND PORTFOLIO        GROWTH FUND, INC.
                              SUB-ACCOUNT (8)      SUB-ACCOUNT (1)      SUB-ACCOUNT (9)       SUB-ACCOUNT (53)(54)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $9                $ --                    $111                    $(1)
 Net realized gain (loss)
  on security transactions             --                  --                  (1,208)                  (139)
 Net realized gain on
  distributions                         2                  --                      --                     --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (996)                (34)                  5,593                     --
                                  -------               -----              ----------               --------
 Net increase (decrease)
  in net assets resulting
  from operations                    (985)                (34)                  4,496                   (140)
                                  -------               -----              ----------               --------
UNIT TRANSACTIONS:
 Purchases                          1,664                  --                      --                  1,240
 Net transfers                      1,570                  91                 274,003                 (1,101)
 Surrenders for benefit
  payments and fees                    (3)                 --                      --                      1
 Net loan activity                     --                  --                      --                     --
                                  -------               -----              ----------               --------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            3,231                  91                 274,003                    140
                                  -------               -----              ----------               --------
 Net increase (decrease)
  in net assets                     2,246                  57                 278,499                     --
NET ASSETS:
 Beginning of year                     --                  --                      --                     --
                                  -------               -----              ----------               --------
 End of year                       $2,246                 $57                $278,499                   $ --
                                  =======               =====              ==========               ========

                                                           DREYFUS
                                  DREYFUS                INTERMEDIATE               EATON VANCE
                                  S&P 500                    TERM                    LARGE-CAP
                                INDEX FUND               INCOME FUND                VALUE FUND
                              SUB-ACCOUNT (6)      SUB-ACCOUNT (10)(11)(12)         SUB-ACCOUNT
--------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $103                     $44,115                    $3,074
 Net realized gain (loss)
  on security transactions              1                     (37,011)                   (2,120)
 Net realized gain on
  distributions                        --                       1,411                        --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                (14)                    (90,475)                 (164,325)
                                  -------                ------------               -----------
 Net increase (decrease)
  in net assets resulting
  from operations                      90                     (81,960)                 (163,371)
                                  -------                ------------               -----------
UNIT TRANSACTIONS:
 Purchases                          4,771                     164,577                   341,293
 Net transfers                         --                     (42,896)                   94,209
 Surrenders for benefit
  payments and fees                   (38)                    (57,490)                  (53,525)
 Net loan activity                     --                        (102)                      (14)
                                  -------                ------------               -----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            4,733                      64,089                   381,963
                                  -------                ------------               -----------
 Net increase (decrease)
  in net assets                     4,823                     (17,871)                  218,592
NET ASSETS:
 Beginning of year                     --                   1,119,255                   287,379
                                  -------                ------------               -----------
 End of year                       $4,823                  $1,101,384                  $505,971
                                  =======                ============               ===========

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(8) Formerly Dreyfus Premier Small Cap Value Fund. Change effective December 1, 2008.

(9)  Funded as of September 18, 2008.

(10) From inception May 15, 2008 to December 31, 2008.

(11) Effective May 15, 2008, Dreyfus Premier Core Bond Fund merged with Dreyfus Premier Intermediate Term Income Fund.

(12) Formerly Dreyfus Premier Intermediate Term Income Fund. Change effective December 1, 2008.

(53) Funded as of August 12, 2008.

(54) Sub-Account not funded at December 31, 2008.

                                                          EATON VANCE
                                    EATON VANCE            WORLDWIDE            EATON VANCE
                                      DIVIDEND              HEALTH              INCOME FUND
                                    BUILDER FUND         SCIENCES FUND           OF BOSTON
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $3,385                 $(55)               $28,084
 Net realized gain (loss) on
  security transactions                      (3)                  --                 (2,471)
 Net realized gain on
  distributions                             552                2,008                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (92,454)              (2,067)              (144,037)
                                     ----------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (88,520)                (114)              (118,424)
                                     ----------            ---------            -----------
UNIT TRANSACTIONS:
 Purchases                              178,988               13,705                167,961
 Net transfers                          107,972                   --                (14,012)
 Surrenders for benefit
  payments and fees                      (2,140)                 (19)               (50,165)
 Net loan activity                           (5)                  --                    (30)
                                     ----------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     284,815               13,686                103,754
                                     ----------            ---------            -----------
 Net increase (decrease) in
  net assets                            196,295               13,572                (14,670)
NET ASSETS:
 Beginning of year                       49,282                1,336                298,148
                                     ----------            ---------            -----------
 End of year                           $245,577              $14,908               $283,478
                                     ==========            =========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                   ALGER CAPITAL
                                    EVERGREEN             EVERGREEN            EVERGREEN           APPRECIATION
                                      ASSET                 CORE             INTERNATIONAL         INSTITUTIONAL
                                 ALLOCATION FUND          BOND FUND           EQUITY FUND            PORTFOLIO
                                 SUB-ACCOUNT (4)      SUB-ACCOUNT (13)      SUB-ACCOUNT (4)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $8,956               $1,222                 $775                $(1,815)
 Net realized gain (loss) on
  security transactions                   (781)                  (1)                (283)                (3,916)
 Net realized gain on
  distributions                          3,682                   --                   --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (29,990)             (10,594)             (21,280)              (162,688)
                                    ----------            ---------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (18,133)              (9,373)             (20,788)              (168,419)
                                    ----------            ---------            ---------            -----------
UNIT TRANSACTIONS:
 Purchases                              82,752               34,883               46,338                225,452
 Net transfers                          17,392                   --               14,814                 53,803
 Surrenders for benefit
  payments and fees                        (12)                 (23)                 (23)               (56,365)
 Net loan activity                          --                   --                   --                     --
                                    ----------            ---------            ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    100,132               34,860               61,129                222,890
                                    ----------            ---------            ---------            -----------
 Net increase (decrease) in
  net assets                            81,999               25,487               40,341                 54,471
NET ASSETS:
 Beginning of year                          --                   --                   --                240,579
                                    ----------            ---------            ---------            -----------
 End of year                           $81,999              $25,487              $40,341               $295,050
                                    ==========            =========            =========            ===========


                                   ALGER MIDCAP         ALGER SMALLCAP          FIDELITY
                                      GROWTH                GROWTH           ADVISOR EQUITY
                                INSTITUTIONAL FUND    INSTITUTIONAL FUND       GROWTH FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT (14)        SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,770)                $(2)                $(194)
 Net realized gain (loss) on
  security transactions                  (2,641)                 --                  (522)
 Net realized gain on
  distributions                              --                  --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (248,720)                 74               (10,151)
                                    -----------             -------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (253,131)                 72               (10,867)
                                    -----------             -------             ---------
UNIT TRANSACTIONS:
 Purchases                              342,064               3,048                30,884
 Net transfers                          (18,530)                 --                (4,517)
 Surrenders for benefit
  payments and fees                      (9,728)                 (5)               (5,076)
 Net loan activity                          (11)                 --                   (27)
                                    -----------             -------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     313,795               3,043                21,264
                                    -----------             -------             ---------
 Net increase (decrease) in
  net assets                             60,664               3,115                10,397
NET ASSETS:
 Beginning of year                      261,371                  --                12,516
                                    -----------             -------             ---------
 End of year                           $322,035              $3,115               $22,913
                                    ===========             =======             =========

(4)  Funded as of February 20, 2008.

(13) Funded as of February 6, 2008.

(14) Funded as of October 21, 2008.

                                                            FIDELITY
                                                             ADVISOR
                                      FIDELITY              LEVERAGED            FEDERATED
                                    ADVISOR VALUE            COMPANY             AMERICAN
                                   STRATEGIES FUND         STOCK FUND          LEADERS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT (7)     SUB-ACCOUNT (15)
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(528)                $171                 $1
 Net realized gain (loss) on
  security transactions                   (5,638)                   2                 (1)
 Net realized gain on
  distributions                               --                   --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (367,824)                 731                (75)
                                     -----------            ---------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                            (373,990)                 904                (75)
                                     -----------            ---------              -----
UNIT TRANSACTIONS:
 Purchases                               121,294               41,723                296
 Net transfers                           (50,948)                 437                 --
 Surrenders for benefit
  payments and fees                      (66,818)                (132)                (5)
 Net loan activity                            (4)                  --                 --
                                     -----------            ---------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        3,524               42,028                291
                                     -----------            ---------              -----
 Net increase (decrease) in
  net assets                            (370,466)              42,932                216
NET ASSETS:
 Beginning of year                       734,416                   --                 --
                                     -----------            ---------              -----
 End of year                            $363,950              $42,932               $216
                                     ===========            =========              =====

(7)  Funded as of October 7, 2008.

(15) Funded as of April 15, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                           FEDERATED            FEDERATED
                                     FEDERATED           FUND FOR U.S.           MID CAP             FEDERATED
                                      CAPITAL             GOVERNMENT             GROWTH             HIGH INCOME
                                 APPRECIATION FUND      SECURITIES FUND      STRATEGIES FUND         BOND FUND
                                 SUB-ACCOUNT (16)         SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (6)
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $2                    $595                $(135)                 $(7)
 Net realized gain (loss) on
  security transactions                   --                      --                   (3)                  --
 Net realized gain on
  distributions                           --                      --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (62)                    174              (10,488)               1,138
                                       -----               ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             (60)                    769              (10,626)               1,131
                                       -----               ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                               399                  25,253               28,085               13,809
 Net transfers                            --                   2,593                   --                   --
 Surrenders for benefit
  payments and fees                       (3)                   (149)                 (29)                  (2)
 Net loan activity                        --                      --                   --                   --
                                       -----               ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      396                  27,697               28,056               13,807
                                       -----               ---------            ---------            ---------
 Net increase (decrease) in
  net assets                             336                  28,466               17,430               14,938
NET ASSETS:
 Beginning of year                        --                   5,788                  210                   --
                                       -----               ---------            ---------            ---------
 End of year                            $336                 $34,254              $17,640              $14,938
                                       =====               =========            =========            =========


                                    FEDERATED                                   FEDERATED
                                  INTERNATIONAL           FEDERATED             SHORT-TERM
                                   EQUITY FUND          KAUFMAN FUND           INCOME FUND
                                SUB-ACCOUNT (17)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $ --                  $(3,478)               $5,812
 Net realized gain (loss) on
  security transactions                  --                   (4,388)               (1,062)
 Net realized gain on
  distributions                          --                       --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             6                 (226,272)               (7,997)
                                      -----              -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              6                 (234,138)               (3,247)
                                      -----              -----------            ----------
UNIT TRANSACTIONS:
 Purchases                              116                  322,727                12,849
 Net transfers                           --                  123,777                44,494
 Surrenders for benefit
  payments and fees                      (1)                 (13,596)              (38,306)
 Net loan activity                       --                      (16)                   (1)
                                      -----              -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     115                  432,892                19,036
                                      -----              -----------            ----------
 Net increase (decrease) in
  net assets                            121                  198,754                15,789
NET ASSETS:
 Beginning of year                       --                  291,132               131,962
                                      -----              -----------            ----------
 End of year                           $121                 $489,886              $147,751
                                      =====              ===========            ==========

(6)  From inception April 30, 2008 to December 31, 2008.

(16) Funded as of February 12, 2008.

(17) Funded as of October 30, 2008.

                                                         FIDELITY VIP
                                     FEDERATED              GROWTH             FIDELITY VIP
                                   TOTAL RETURN          OPPORTUNITIES           OVERSEAS
                                     BOND FUND             PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (7)       SUB-ACCOUNT (3)       SUB-ACCOUNT (2)
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $51                    $508                 $648
 Net realized gain (loss) on
  security transactions                    --                  (4,070)                (377)
 Net realized gain on
  distributions                            --                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             107                (309,646)             (12,216)
                                      -------             -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              158                (313,208)             (11,945)
                                      -------             -----------            ---------
UNIT TRANSACTIONS:
 Purchases                              7,940                  11,386                   --
 Net transfers                             --                 639,575               30,786
 Surrenders for benefit
  payments and fees                       (27)                (36,153)                  (1)
 Net loan activity                         --                      --                   --
                                      -------             -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     7,913                 614,808               30,785
                                      -------             -----------            ---------
 Net increase (decrease) in
  net assets                            8,071                 301,600               18,840
NET ASSETS:
 Beginning of year                         --                      --                   --
                                      -------             -----------            ---------
 End of year                           $8,071                $301,600              $18,840
                                      =======             ===========            =========

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(7)  Funded as of October 7, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                              FIDELITY VIP
                                  FIDELITY VIP          FIDELITY VIP            GROWTH &              TEMPLETON
                                VALUE STRATEGIES          BALANCED               INCOME              DEVELOPING
                                    PORTFOLIO            PORTFOLIO             PORTFOLIO            MARKETS TRUST
                                 SUB-ACCOUNT (1)      SUB-ACCOUNT (2)       SUB-ACCOUNT (3)          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $60                $2,656                $1,494                $15,295
 Net realized gain (loss) on
  security transactions                    (9)               (3,228)                 (365)                (3,905)
 Net realized gain on
  distributions                            --                    --                    --                 22,711
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,320)              (68,738)              (65,561)              (423,088)
                                    ---------            ----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (5,269)              (69,310)              (64,432)              (388,987)
                                    ---------            ----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                 --                 3,582                 2,669                358,106
 Net transfers                         11,898               219,121               179,654                  7,489
 Surrenders for benefit
  payments and fees                        --                (4,730)               (5,083)               (19,292)
 Net loan activity                         --                    --                    --                    (41)
                                    ---------            ----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    11,898               217,973               177,240                346,262
                                    ---------            ----------            ----------            -----------
 Net increase (decrease) in
  net assets                            6,629               148,663               112,808                (42,725)
NET ASSETS:
 Beginning of year                         --                    --                    --                499,383
                                    ---------            ----------            ----------            -----------
 End of year                           $6,629              $148,663              $112,808               $456,658
                                    =========            ==========            ==========            ===========


                                    FRANKLIN              FRANKLIN              TEMPLETON
                                      HIGH                STRATEGIC               GLOBAL
                                   INCOME FUND           INCOME FUND            BOND FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (18)         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,508                  $516                 $7,152
 Net realized gain (loss) on
  security transactions                     1                    --                 (1,836)
 Net realized gain on
  distributions                            --                    --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (6,934)                 (949)                 1,345
                                    ---------             ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (5,425)                 (433)                 6,661
                                    ---------             ---------             ----------
UNIT TRANSACTIONS:
 Purchases                             13,990                19,726                100,761
 Net transfers                           (485)                   --                 (4,064)
 Surrenders for benefit
  payments and fees                      (433)                 (105)                  (189)
 Net loan activity                         --                    --                     --
                                    ---------             ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    13,072                19,621                 96,508
                                    ---------             ---------             ----------
 Net increase (decrease) in
  net assets                            7,647                19,188                103,169
NET ASSETS:
 Beginning of year                     16,315                    --                 53,090
                                    ---------             ---------             ----------
 End of year                          $23,962               $19,188               $156,259
                                    =========             =========             ==========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(18) Funded as of March 24, 2008.

                                      FRANKLIN              FRANKLIN
                                  U.S. GOVERNMENT           SMALL CAP                MUTUAL
                                  SECURITIES FUND          VALUE FUND            DISCOVERY FUND
                                  SUB-ACCOUNT (19)         SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $5                 $1,418                  $8,225
 Net realized gain (loss) on
  security transactions                      --                 (1,838)                (67,227)
 Net realized gain on
  distributions                              --                     --                  46,414
 Net unrealized appreciation
  (depreciation) of
  investments during the year               149               (203,236)               (345,334)
                                      ---------            -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                                154               (203,656)               (357,922)
                                      ---------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                               10,193                283,629                 740,482
 Net transfers                             (172)                51,651                 129,051
 Surrenders for benefit
  payments and fees                         (56)               (62,853)                (21,621)
 Net loan activity                           --                    (62)                    (23)
                                      ---------            -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       9,965                272,365                 847,889
                                      ---------            -----------            ------------
 Net increase (decrease) in
  net assets                             10,119                 68,709                 489,967
NET ASSETS:
 Beginning of year                           --                419,159                 819,764
                                      ---------            -----------            ------------
 End of year                            $10,119               $487,868              $1,309,731
                                      =========            ===========            ============

(19) Funded as of January 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                 FRANKLIN
                                     TEMPLETON               FRANKLIN             CAPITAL           FRANKLIN
                                    GROWTH FUND            INCOME FUND          GROWTH FUND        GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT (20)
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $16,875                 $86,217               $3                  $28
 Net realized gain (loss) on
  security transactions                 (87,220)                (82,789)              --               (1,040)
 Net realized gain on
  distributions                              --                     929               --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (309,125)               (512,830)             (90)              (2,768)
                                    -----------            ------------            -----            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (379,470)               (508,473)             (87)              (3,780)
                                    -----------            ------------            -----            ---------
UNIT TRANSACTIONS:
 Purchases                              249,997                 800,232              914               19,184
 Net transfers                          (45,250)                 49,657               --                 (936)
 Surrenders for benefit
  payments and fees                     (56,883)                (22,868)              (5)              (1,923)
 Net loan activity                          (26)                    (62)              --                  (17)
                                    -----------            ------------            -----            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     147,838                 826,959              909               16,308
                                    -----------            ------------            -----            ---------
 Net increase (decrease) in
  net assets                           (231,632)                318,486              822               12,528
NET ASSETS:
 Beginning of year                      819,556               1,074,944               78                   --
                                    -----------            ------------            -----            ---------
 End of year                           $587,924              $1,393,430             $900              $12,528
                                    ===========            ============            =====            =========

                                    FRANKLIN              FRANKLIN
                                     TOTAL              BALANCE SHEET              MUTUAL
                                  RETURN FUND          INVESTMENT FUND           BEACON FUND
                                SUB-ACCOUNT (21)         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $10                    $38,613                $(1,870)
 Net realized gain (loss) on
  security transactions                 --                    (49,734)                (2,475)
 Net realized gain on
  distributions                         --                     81,032                 14,684
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (16)                (1,690,805)              (226,962)
                                     -----              -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (6)                (1,620,894)              (216,623)
                                     -----              -------------            -----------
UNIT TRANSACTIONS:
 Purchases                             288                    720,896                139,700
 Net transfers                          --                   (494,522)                17,260
 Surrenders for benefit
  payments and fees                     (3)                  (281,213)               (28,005)
 Net loan activity                      --                        (66)                  (124)
                                     -----              -------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    285                    (54,905)               128,831
                                     -----              -------------            -----------
 Net increase (decrease) in
  net assets                           279                 (1,675,799)               (87,792)
NET ASSETS:
 Beginning of year                      --                  4,550,187                451,382
                                     -----              -------------            -----------
 End of year                          $279                 $2,874,388               $363,590
                                     =====              =============            ===========

(20) Funded as of February 27, 2008.

(21) Funded as of August 4, 2008.

                                                                                  FRANKLIN
                                  FRANKLIN                 FRANKLIN              TEMPLETON
                                   MUTUAL               SMALL-MID CAP           CONSERVATIVE
                                 SHARES FUND             GROWTH FUND               TARGET
                                 SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $10,110                $(11,419)               $6,234
 Net realized gain (loss) on
  security transactions               (57,934)                (94,486)                 (256)
 Net realized gain on
  distributions                        29,786                   3,298                 1,744
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (1,386,244)               (681,232)              (30,221)
                                -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                       (1,404,282)               (783,839)              (22,499)
                                -------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                            844,461                 338,126               348,928
 Net transfers                       (217,636)                (69,114)                1,438
 Surrenders for benefit
  payments and fees                  (197,496)                (93,405)               (1,695)
 Net loan activity                       (319)                   (103)                   --
                                -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   429,010                 175,504               348,671
                                -------------            ------------            ----------
 Net increase (decrease) in
  net assets                         (975,272)               (608,335)              326,172
NET ASSETS:
 Beginning of year                  3,361,724               1,684,274                 9,827
                                -------------            ------------            ----------
 End of year                       $2,386,452              $1,075,939              $335,999
                                =============            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     FRANKLIN                FRANKLIN                                   FRANKLIN
                                     TEMPLETON              TEMPLETON                                 SMALL-MID CAP
                                      GROWTH                 MODERATE           TEMPLETON                GROWTH
                                    TARGET FUND            TARGET FUND        FOREIGN FUND           SECURITIES FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT (22)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $10,664                 $28,410             $80,040                  $(49)
 Net realized gain (loss) on
  security transactions                  (5,021)                (11,433)           (116,487)                  (16)
 Net realized gain on
  distributions                          29,054                  33,949             635,209                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (240,670)               (313,677)         (2,439,572)               (8,281)
                                    -----------            ------------       -------------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (205,973)               (262,751)         (1,840,810)               (8,346)
                                    -----------            ------------       -------------             ---------
UNIT TRANSACTIONS:
 Purchases                              908,275               1,303,495             711,638                    --
 Net transfers                          (37,562)                (45,817)           (103,654)               22,787
 Surrenders for benefit
  payments and fees                     (20,309)                (27,377)           (492,110)                   --
 Net loan activity                           --                      --                (111)                   --
                                    -----------            ------------       -------------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     850,404               1,230,301             115,763                22,787
                                    -----------            ------------       -------------             ---------
 Net increase (decrease) in
  net assets                            644,431                 967,550          (1,725,047)               14,441
NET ASSETS:
 Beginning of year                      142,405                 446,973           3,868,236                    --
                                    -----------            ------------       -------------             ---------
 End of year                           $786,836              $1,414,523          $2,143,189               $14,441
                                    ===========            ============       =============             =========


                                   GE PREMIER                             GOLDMAN SACHS
                                     GROWTH           GOLDMAN SACHS          CAPITAL
                                  EQUITY FUND         BALANCED FUND        GROWTH FUND
                                  SUB-ACCOUNT       SUB-ACCOUNT (23)       SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(74)                $32                 $(65)
 Net realized gain (loss) on
  security transactions               (1,143)                 --                  (14)
 Net realized gain on
  distributions                          476                  --                  291
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (3,746)               (274)              (2,816)
                                    --------             -------             --------
 Net increase (decrease) in
  net assets resulting from
  operations                          (4,487)               (242)              (2,604)
                                    --------             -------             --------
UNIT TRANSACTIONS:
 Purchases                             8,088               2,949                2,710
 Net transfers                        (2,793)                 --                2,698
 Surrenders for benefit
  payments and fees                   (3,451)                (16)                (242)
 Net loan activity                        --                  --                   --
                                    --------             -------             --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,844               2,933                5,166
                                    --------             -------             --------
 Net increase (decrease) in
  net assets                          (2,643)              2,691                2,562
NET ASSETS:
 Beginning of year                     8,823                  --                2,147
                                    --------             -------             --------
 End of year                          $6,180              $2,691               $4,709
                                    ========             =======             ========

(22) Funded as of July 18, 2008.

(23) Funded as of July 21, 2008.

                                  GOLDMAN SACHS       GOLDMAN SACHS         GOLDMAN SACHS
                                   CORE FIXED        STRUCTURED U.S.          GOVERNMENT
                                   INCOME FUND         EQUITY FUND           INCOME FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT (24)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $135               $ --                   $2,012
 Net realized gain (loss) on
  security transactions                   --                 --                       17
 Net realized gain on
  distributions                           48                 --                      413
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (550)                (1)                   1,252
                                     -------               ----               ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (367)                (1)                   3,694
                                     -------               ----               ----------
UNIT TRANSACTIONS:
 Purchases                             7,295                 23                   88,093
 Net transfers                            --                 --                    6,668
 Surrenders for benefit
  payments and fees                      (65)                --                   (4,244)
 Net loan activity                        --                 --                      (32)
                                     -------               ----               ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    7,230                 23                   90,485
                                     -------               ----               ----------
 Net increase (decrease) in
  net assets                           6,863                 22                   94,179
NET ASSETS:
 Beginning of year                     1,935                 --                   22,343
                                     -------               ----               ----------
 End of year                          $8,798                $22                 $116,522
                                     =======               ====               ==========

(24) Funded as of August 27, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                GOLDMAN SACHS           GOLDMAN SACHS            GOLDMAN SACHS          GOLDMAN SACHS
                                  GROWTH &                 GROWTH                   MID CAP               SMALL CAP
                                 INCOME FUND         OPPORTUNITIES FUND           VALUE FUND              VALUE FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $8,571                   $(74)                   $18,722                 $(910)
 Net realized gain (loss)
  on security transactions          (226,406)                   (28)                   (42,465)                   62
 Net realized gain on
  distributions                        1,288                    668                         --                   424
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (69,054)                (4,029)                (1,404,965)              (85,286)
                                 -----------              ---------              -------------            ----------
 Net increase (decrease)
  in net assets resulting
  from operations                   (285,601)                (3,463)                (1,428,708)              (85,710)
                                 -----------              ---------              -------------            ----------
UNIT TRANSACTIONS:
 Purchases                           120,938                 11,841                    923,185               156,174
 Net transfers                       (14,327)                 1,465                    120,143                20,457
 Surrenders for benefit
  payments and fees                   (1,023)                  (523)                  (251,787)              (27,067)
 Net loan activity                        --                     (3)                      (286)                  (49)
                                 -----------              ---------              -------------            ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             105,588                 12,780                    791,255               149,515
                                 -----------              ---------              -------------            ----------
 Net increase (decrease)
  in net assets                     (180,013)                 9,317                   (637,453)               63,805
NET ASSETS:
 Beginning of year                   723,936                  4,472                  3,322,278               217,141
                                 -----------              ---------              -------------            ----------
 End of year                        $543,923                $13,789                 $2,684,825              $280,946
                                 ===========              =========              =============            ==========

                                GOLDMAN SACHS         GOLDMAN SACHS           JOHN HANCOCK
                                    HIGH                LARGE CAP              SMALL CAP
                                 YIELD FUND             VALUE FUND            EQUITY FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT (25)         SUB-ACCOUNT
--------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $24,564                  $8                   $(7,559)
 Net realized gain (loss)
  on security transactions            (3,712)                  1                   (38,458)
 Net realized gain on
  distributions                           --                  --                        --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (127,375)                 25                  (644,511)
                                 -----------              ------              ------------
 Net increase (decrease)
  in net assets resulting
  from operations                   (106,523)                 34                  (690,528)
                                 -----------              ------              ------------
UNIT TRANSACTIONS:
 Purchases                           108,955                 949                   242,404
 Net transfers                        (9,417)                 --                   (49,720)
 Surrenders for benefit
  payments and fees                  (44,158)                (16)                 (101,156)
 Net loan activity                        (8)                 --                       (60)
                                 -----------              ------              ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              55,372                 933                    91,468
                                 -----------              ------              ------------
 Net increase (decrease)
  in net assets                      (51,151)                967                  (599,060)
NET ASSETS:
 Beginning of year                   325,902                  --                 1,493,108
                                 -----------              ------              ------------
 End of year                        $274,751                $967                  $894,048
                                 ===========              ======              ============

(25) Funded as of October 22, 2008.

                                                          HARTFORD          HARTFORD
                                  HARTFORD                LARGECAP            TOTAL
                                  ADVISERS                 GROWTH          RETURN BOND
                                  HLS FUND                HLS FUND          HLS FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $225,215                   $70            $768,592
 Net realized gain (loss) on
  security transactions              (199,916)              (49,005)            (85,762)
 Net realized gain on
  distributions                        46,061                18,743                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (3,151,061)              (54,252)         (1,716,296)
                                -------------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (3,079,701)              (84,444)         (1,033,466)
                                -------------            ----------       -------------
UNIT TRANSACTIONS:
 Purchases                            533,380                56,908           1,766,557
 Net transfers                      3,765,466               (20,541)          3,248,653
 Surrenders for benefit
  payments and fees                  (391,925)              (50,478)         (1,206,863)
 Net loan activity                       (129)                   --                (522)
                                -------------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 3,906,792               (14,111)          3,807,825
                                -------------            ----------       -------------
 Net increase (decrease) in
  net assets                          827,091               (98,555)          2,774,359
NET ASSETS:
 Beginning of year                  5,895,967               164,748           8,843,325
                                -------------            ----------       -------------
 End of year                       $6,723,058               $66,193         $11,617,684
                                =============            ==========       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  HARTFORD            HARTFORD                HARTFORD
                                  CAPITAL             DIVIDEND                 GLOBAL                  HARTFORD
                                APPRECIATION         AND GROWTH               ADVISERS               GLOBAL EQUITY
                                  HLS FUND            HLS FUND                HLS FUND                 HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (26)(27)(28)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $378,618            $169,556                $4,696                      $645
 Net realized gain (loss) on
  security transactions              (789,045)           (204,477)               (1,544)                   19,369
 Net realized gain on
  distributions                     2,763,923             205,551                 1,901                       374
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (18,809,885)         (3,884,156)              (50,248)                 (177,792)
                               --------------       -------------            ----------               -----------
 Net increase (decrease) in
  net assets resulting from
  operations                      (16,456,389)         (3,713,526)              (45,195)                 (157,404)
                               --------------       -------------            ----------               -----------
UNIT TRANSACTIONS:
 Purchases                          3,079,100           1,518,737                24,688                   130,705
 Net transfers                      8,011,129             899,900                    69                    43,616
 Surrenders for benefit
  payments and fees                (1,875,634)           (859,533)                  (13)                  (14,651)
 Net loan activity                       (662)               (233)                   --                       (49)
                               --------------       -------------            ----------               -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 9,213,933           1,558,871                24,744                   159,621
                               --------------       -------------            ----------               -----------
 Net increase (decrease) in
  net assets                       (7,242,456)         (2,154,655)              (20,451)                    2,217
NET ASSETS:
 Beginning of year                 26,705,556           9,765,901               115,976                   276,171
                               --------------       -------------            ----------               -----------
 End of year                      $19,463,100          $7,611,246               $95,525                  $278,388
                               ==============       =============            ==========               ===========

                                                                              HARTFORD
                                     HARTFORD             HARTFORD           DISCIPLINED
                                   GLOBAL HEALTH        GLOBAL GROWTH          EQUITY
                                     HLS FUND             HLS FUND            HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT (15)
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,329)                $6                  $3
 Net realized gain (loss) on
  security transactions                 (16,638)               (82)                 --
 Net realized gain on
  distributions                          54,454                 28                  58
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (299,233)              (779)               (254)
                                    -----------            -------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                           (262,746)              (827)               (193)
                                    -----------            -------             -------
UNIT TRANSACTIONS:
 Purchases                              206,382              5,664               1,008
 Net transfers                           14,073                 25                  --
 Surrenders for benefit
  payments and fees                     (18,637)                33                  (8)
 Net loan activity                          (69)                --                  --
                                    -----------            -------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     201,749              5,722               1,000
                                    -----------            -------             -------
 Net increase (decrease) in
  net assets                            (60,997)             4,895                 807
NET ASSETS:
 Beginning of year                      905,055                114                  --
                                    -----------            -------             -------
 End of year                           $844,058             $5,009                $807
                                    ===========            =======             =======

(15) Funded as of April 15, 2008.

(26) From inception July 31, 2008 to December 31, 2008.

(27) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(28) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

                                                          HARTFORD
                                     HARTFORD              GROWTH          HARTFORD
                                      GROWTH            OPPORTUNITIES        INDEX
                                     HLS FUND             HLS FUND         HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,193)             $(4,016)         $133,758
 Net realized gain (loss) on
  security transactions                 (1,502)             (27,164)         (161,707)
 Net realized gain on
  distributions                          7,417               23,069           187,965
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (108,416)            (351,548)       (3,610,049)
                                     ---------            ---------       -----------
 Net increase (decrease) in
  net assets resulting from
  operations                          (103,694)            (359,659)       (3,450,033)
                                     ---------            ---------       -----------
UNIT TRANSACTIONS:
 Purchases                              65,804              694,467           986,583
 Net transfers                          25,630              (19,306)        2,200,570
 Surrenders for benefit
  payments and fees                     (7,814)             (59,223)         (390,338)
 Net loan activity                         (20)                 (47)             (301)
                                     ---------            ---------       -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     83,600              615,891         2,796,514
                                     ---------            ---------       -----------
 Net increase (decrease) in
  net assets                           (20,094)             256,232          (653,519)
NET ASSETS:
 Beginning of year                     193,107              395,835         6,777,105
                                     ---------            ---------       -----------
 End of year                          $173,013             $652,067        $6,123,586
                                     =========            =========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    HARTFORD             HARTFORD
                                 INTERNATIONAL        INTERNATIONAL       HARTFORD               HARTFORD
                                     GROWTH           OPPORTUNITIES        MIDCAP              MONEY MARKET
                                    HLS FUND             HLS FUND         HLS FUND               HLS FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $714               $33,215            $5,920               $102,601
 Net realized gain (loss) on
  security transactions               (5,558)              (52,669)          (93,463)                    --
 Net realized gain on
  distributions                        5,366                39,388           366,460                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (88,429)             (771,180)       (3,388,696)                    --
                                    --------            ----------       -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                         (87,907)             (751,246)       (3,109,779)               102,601
                                    --------            ----------       -----------            -----------
UNIT TRANSACTIONS:
 Purchases                            27,797                80,015         1,092,328              2,960,232
 Net transfers                        46,488             1,945,951           (16,183)             3,805,273
 Surrenders for benefit
  payments and fees                  (27,629)              (40,584)         (848,564)            (1,469,150)
 Net loan activity                       (19)                   (6)              (77)                  (229)
                                    --------            ----------       -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   46,637             1,985,376           227,504              5,296,126
                                    --------            ----------       -----------            -----------
 Net increase (decrease) in
  net assets                         (41,270)            1,234,130        (2,882,275)             5,398,727
NET ASSETS:
 Beginning of year                   130,670                 1,578         8,561,783              5,398,912
                                    --------            ----------       -----------            -----------
 End of year                         $89,400            $1,235,708        $5,679,508            $10,797,639
                                    ========            ==========       ===========            ===========


                                     HARTFORD             HARTFORD        HARTFORD
                                   SMALL COMPANY       SMALLCAP GROWTH      STOCK
                                     HLS FUND             HLS FUND        HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(11,256)             $(247)        $103,709
 Net realized gain (loss) on
  security transactions                 (38,012)               (52)        (107,508)
 Net realized gain on
  distributions                           7,464                331           37,612
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (993,078)           (23,209)      (3,225,212)
                                    -----------            -------       ----------
 Net increase (decrease) in
  net assets resulting from
  operations                         (1,034,882)           (23,177)      (3,191,399)
                                    -----------            -------       ----------
UNIT TRANSACTIONS:
 Purchases                              355,075             41,496          444,582
 Net transfers                          127,374              3,998        3,216,719
 Surrenders for benefit
  payments and fees                    (321,440)            (1,031)        (279,537)
 Net loan activity                          (32)               (10)              (9)
                                    -----------            -------       ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     160,977             44,453        3,381,755
                                    -----------            -------       ----------
 Net increase (decrease) in
  net assets                           (873,905)            21,276          190,356
NET ASSETS:
 Beginning of year                    2,419,915             34,778        4,158,288
                                    -----------            -------       ----------
 End of year                         $1,546,010            $56,054       $4,348,644
                                    ===========            =======       ==========

                                        HARTFORD                HARTFORD            THE HARTFORD
                                    U.S. GOVERNMENT               VALUE                TARGET
                                       SECURITIES             OPPORTUNITIES          RETIREMENT
                                        HLS FUND                HLS FUND              2010 FUND
                                  SUB-ACCOUNT (29)(30)         SUB-ACCOUNT        SUB-ACCOUNT (31)
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $152,472                  $9,957                 $50
 Net realized gain (loss) on
  security transactions                   (187,518)                (70,568)                (10)
 Net realized gain on
  distributions                                 --                   4,507                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (66,377)               (292,284)                  8
                                      ------------             -----------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                              (101,423)               (348,388)                 48
                                      ------------             -----------             -------
UNIT TRANSACTIONS:
 Purchases                                  84,936                 314,804               2,967
 Net transfers                           3,979,558                (232,824)                 --
 Surrenders for benefit
  payments and fees                     (2,082,732)                (56,447)                (17)
 Net loan activity                             (74)                    (32)                 --
                                      ------------             -----------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      1,981,688                  25,501               2,950
                                      ------------             -----------             -------
 Net increase (decrease) in
  net assets                             1,880,265                (322,887)              2,998
NET ASSETS:
 Beginning of year                         834,895                 875,110                  --
                                      ------------             -----------             -------
 End of year                            $2,715,160                $552,223              $2,998
                                      ============             ===========             =======

(29) From inception August 26, 2008 to December 31, 2008.

(30) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

(31) Funded as of November 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   THE HARTFORD           THE HARTFORD
                                      TARGET                 TARGET             THE HARTFORD          THE HARTFORD
                                    RETIREMENT             RETIREMENT           EQUITY GROWTH           BALANCED
                                     2020 FUND              2030 FUND          ALLOCATION FUND       ALLOCATION FUND
                                 SUB-ACCOUNT (32)       SUB-ACCOUNT (32)       SUB-ACCOUNT (9)      SUB-ACCOUNT (33)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $249                   $257                 $105                   $154
 Net realized gain (loss) on
  security transactions                    (81)                     2                    3                      2
 Net realized gain on
  distributions                             --                     --                   42                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              490                    690                 (793)                   131
                                     ---------              ---------              -------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               658                    949                 (643)                   287
                                     ---------              ---------              -------              ---------
UNIT TRANSACTIONS:
 Purchases                              14,561                 13,350                8,853                 11,483
 Net transfers                              --                     --                   --                     --
 Surrenders for benefit
  payments and fees                        (45)                   (96)                 (79)                   (80)
 Net loan activity                          --                     --                   --                     --
                                     ---------              ---------              -------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     14,516                 13,254                8,774                 11,403
                                     ---------              ---------              -------              ---------
 Net increase (decrease) in
  net assets                            15,174                 14,203                8,131                 11,690
NET ASSETS:
 Beginning of year                          --                     --                   --                     --
                                     ---------              ---------              -------              ---------
 End of year                           $15,174                $14,203               $8,131                $11,690
                                     =========              =========              =======              =========


                                   THE HARTFORD           THE HARTFORD          THE HARTFORD
                                   CONSERVATIVE             CAPITAL                GROWTH
                                 ALLOCATION FUND       APPRECIATION FUND       ALLOCATION FUND
                                 SUB-ACCOUNT (6)        SUB-ACCOUNT (34)       SUB-ACCOUNT (9)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $ --                    $1,945                  $314
 Net realized gain (loss) on
  security transactions                  --                         1                     2
 Net realized gain on
  distributions                          --                        --                   167
 Net unrealized appreciation
  (depreciation) of
  investments during the year            --                    (1,090)                 (143)
                                       ----                ----------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             --                       856                   340
                                       ----                ----------             ---------
UNIT TRANSACTIONS:
 Purchases                                8                   106,816                12,477
 Net transfers                           --                    15,240                    --
 Surrenders for benefit
  payments and fees                      --                      (271)                 (100)
 Net loan activity                       --                        --                    --
                                       ----                ----------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       8                   121,785                12,377
                                       ----                ----------             ---------
 Net increase (decrease) in
  net assets                              8                   122,641                12,717
NET ASSETS:
 Beginning of year                       --                        --                    --
                                       ----                ----------             ---------
 End of year                             $8                  $122,641               $12,717
                                       ====                ==========             =========

(6)  From inception April 30, 2008 to December 31, 2008.

(9)  Funded as of September 18, 2008.

(32) Funded as of November 4, 2008.

(33) Funded as of November 21, 2008.

(34) Funded as of October 10, 2008.

                                  HOTCHKIS AND WILEY                                   AIM
                                       LARGE CAP              AIM V.I.              FINANCIAL
                                      VALUE FUND           TECHNOLOGY FUND        SERVICES FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT (1)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $6,960                 $(134)                $1,409
 Net realized gain (loss) on
  security transactions                   (10,689)               (1,286)                (4,577)
 Net realized gain on
  distributions                                11                    --                 27,925
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (341,100)              (17,167)              (278,036)
                                      -----------             ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (344,818)              (18,587)              (253,279)
                                      -----------             ---------            -----------
UNIT TRANSACTIONS:
 Purchases                                166,442                   262                 58,777
 Net transfers                            (51,266)               45,130                 16,112
 Surrenders for benefit
  payments and fees                       (36,171)                   --                (21,393)
 Net loan activity                            (15)                   --                    (12)
                                      -----------             ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        78,990                45,392                 53,484
                                      -----------             ---------            -----------
 Net increase (decrease) in
  net assets                             (265,828)               26,805               (199,795)
NET ASSETS:
 Beginning of year                        677,424                    --                397,971
                                      -----------             ---------            -----------
 End of year                             $411,596               $26,805               $198,176
                                      ===========             =========            ===========

(1)  Funded as of June 6, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                                  IVY GLOBAL
                                        AIM                    AIM                  NATURAL            IVY LARGE CAP
                                   LEISURE FUND          TECHNOLOGY FUND        RESOURCES FUND          GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (35)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(2,944)               $(1,782)               $(3,341)               $(1)
 Net realized gain (loss) on
  security transactions                 (37,692)                (6,626)                (7,916)                --
 Net realized gain on
  distributions                          31,053                     --                106,217                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (225,745)              (152,608)              (545,789)               (92)
                                    -----------            -----------            -----------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                           (235,328)              (161,016)              (450,829)               (93)
                                    -----------            -----------            -----------              -----
UNIT TRANSACTIONS:
 Purchases                               61,407                 60,893                425,630                993
 Net transfers                          (97,814)               (14,326)                 9,829                 --
 Surrenders for benefit
  payments and fees                     (20,556)                (5,959)               (83,536)               (12)
 Net loan activity                          (48)                    (9)                   (91)                --
                                    -----------            -----------            -----------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (57,011)                40,599                351,832                981
                                    -----------            -----------            -----------              -----
 Net increase (decrease) in
  net assets                           (292,339)              (120,417)               (98,997)               888
NET ASSETS:
 Beginning of year                      589,072                332,173                491,358                 --
                                    -----------            -----------            -----------              -----
 End of year                           $296,733               $211,756               $392,361               $888
                                    ===========            ===========            ===========              =====

                                                                                 JANUS ASPEN
                                                                                   MID CAP
                                  IVY SCIENCE &           JANUS ASPEN              GROWTH
                                 TECHNOLOGY FUND        FORTY PORTFOLIO           PORTFOLIO
                                SUB-ACCOUNT (36)        SUB-ACCOUNT (3)       SUB-ACCOUNT (37)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(1)                  $(6,182)                $(16)
 Net realized gain (loss) on
  security transactions                   --                   (52,122)                  (3)
 Net realized gain on
  distributions                           57                        --                  670
 Net unrealized appreciation
  (depreciation) of
  investments during the year             18                (1,331,344)             (19,082)
                                     -------             -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              74                (1,389,648)             (18,431)
                                     -------             -------------            ---------
UNIT TRANSACTIONS:
 Purchases                             1,352                    37,041                  917
 Net transfers                            --                 3,136,382               48,179
 Surrenders for benefit
  payments and fees                       (6)                 (205,662)                  --
 Net loan activity                        --                        --                   --
                                     -------             -------------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,346                 2,967,761               49,096
                                     -------             -------------            ---------
 Net increase (decrease) in
  net assets                           1,420                 1,578,113               30,665
NET ASSETS:
 Beginning of year                        --                        --                   --
                                     -------             -------------            ---------
 End of year                          $1,420                $1,578,113              $30,665
                                     =======             =============            =========

(3)  Funded as of May 9, 2008.

(35) Funded as of April 22, 2008.

(36) Funded as of October 31, 2008.

(37) Funded as of June 3, 2008.

                                     JANUS ASPEN                                  JANUS ASPEN
                                    INTERNATIONAL          JANUS ASPEN             WORLDWIDE
                                       GROWTH                BALANCED               GROWTH
                                      PORTFOLIO             PORTFOLIO              PORTFOLIO
                                   SUB-ACCOUNT (2)       SUB-ACCOUNT (38)       SUB-ACCOUNT (2)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $1,770                $4,953                 $2,791
 Net realized gain (loss) on
  security transactions                  (62,357)               (8,982)                (9,580)
 Net realized gain on
  distributions                           39,076                15,603                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (224,839)              (61,609)              (186,561)
                                     -----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (246,350)              (50,035)              (193,350)
                                     -----------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                11,093                 3,811                  5,424
 Net transfers                           413,578               237,768                594,044
 Surrenders for benefit
  payments and fees                       (2,771)               (4,230)              (103,198)
 Net loan activity                            --                    --                     --
                                     -----------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      421,900               237,349                496,270
                                     -----------            ----------            -----------
 Net increase (decrease) in
  net assets                             175,550               187,314                302,920
NET ASSETS:
 Beginning of year                            --                    --                     --
                                     -----------            ----------            -----------
 End of year                            $175,550              $187,314               $302,920
                                     ===========            ==========            ===========

(2)  Funded as of May 16, 2008.

(38) Funded as of May 19, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  JANUS ADVISER                         JANUS ADVISER
                                    FLEXIBLE        JANUS ADVISER       INTERNATIONAL           JANUS ADVISER
                                    BOND FUND        FORTY FUND          GROWTH FUND           WORLDWIDE FUND
                                SUB-ACCOUNT (39)     SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1              $(17,297)          $(19,104)                    $33
 Net realized gain (loss) on
  security transactions                  --                 8,562           (164,732)                   (407)
 Net realized gain on
  distributions                          --               147,066            461,761                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             5            (2,007,358)        (2,499,086)               (113,147)
                                      -----         -------------       ------------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                              6            (1,869,027)        (2,221,161)               (113,521)
                                      -----         -------------       ------------             -----------
UNIT TRANSACTIONS:
 Purchases                              338               886,618          1,020,363                  35,950
 Net transfers                           --               745,784            527,234                  (7,721)
 Surrenders for benefit
  payments and fees                      (4)              (85,422)          (282,899)                (10,651)
 Net loan activity                       --                   (87)               (77)                    (42)
                                      -----         -------------       ------------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     334             1,546,893          1,264,621                  17,536
                                      -----         -------------       ------------             -----------
 Net increase (decrease) in
  net assets                            340              (322,134)          (956,540)                (95,985)
NET ASSETS:
 Beginning of year                       --             3,080,040          3,356,101                 251,799
                                      -----         -------------       ------------             -----------
 End of year                           $340            $2,757,906         $2,399,561                $155,814
                                      =====         =============       ============             ===========

                                  JANUS ADVISER             KEELEY
                                     MID CAP              SMALL CAP             LORD ABBETT
                                   GROWTH FUND            VALUE FUND          AFFILIATED FUND
                                 SUB-ACCOUNT (9)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(6)                 $(5,726)               $1,112
 Net realized gain (loss) on
  security transactions                   --                  (26,220)                   63
 Net realized gain on
  distributions                           --                       --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             79                 (497,216)              (36,433)
                                     -------             ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              73                 (529,162)              (35,258)
                                     -------             ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             8,095                  311,202               146,220
 Net transfers                            --                 (199,775)               26,020
 Surrenders for benefit
  payments and fees                      (17)                (167,642)               (2,973)
 Net loan activity                        --                      (47)                   --
                                     -------             ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    8,078                  (56,262)              169,267
                                     -------             ------------            ----------
 Net increase (decrease) in
  net assets                           8,151                 (585,424)              134,009
NET ASSETS:
 Beginning of year                        --                1,401,203                12,178
                                     -------             ------------            ----------
 End of year                          $8,151                 $815,779              $146,187
                                     =======             ============            ==========

(9)  Funded as of September 18, 2008.

(39) Funded as of December 8, 2008.

                                                          LORD ABBETT            LORD ABBETT
                                    LORD ABBETT               BOND                 GROWTH
                                   ALL VALUE FUND        DEBENTURE FUND      OPPORTUNITIES FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (40)
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $156               $11,061                  $(5)
 Net realized gain (loss) on
  security transactions                      (7)                 (373)                  --
 Net realized gain on
  distributions                              --                    --                   83
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (10,062)              (51,423)                (234)
                                     ----------            ----------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                             (9,913)              (40,735)                (156)
                                     ----------            ----------              -------
UNIT TRANSACTIONS:
 Purchases                               95,920               155,404                2,815
 Net transfers                              (23)               99,310                   88
 Surrenders for benefit
  payments and fees                      (1,069)               (4,645)                 (13)
 Net loan activity                           --                    (9)                  --
                                     ----------            ----------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      94,828               250,060                2,890
                                     ----------            ----------              -------
 Net increase (decrease) in
  net assets                             84,915               209,325                2,734
NET ASSETS:
 Beginning of year                       18,826                56,217                   --
                                     ----------            ----------              -------
 End of year                           $103,741              $265,542               $2,734
                                     ==========            ==========              =======

(40) Funded as of April 23, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   LORD ABBETT          LORD ABBETT         LORD ABBETT           LORD ABBETT
                                    LARGE-CAP            AMERICA'S             TOTAL               SMALL CAP
                                    CORE FUND           VALUE FUND          RETURN FUND           BLEND FUND
                                 SUB-ACCOUNT (19)       SUB-ACCOUNT       SUB-ACCOUNT (6)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $26                 $31                  $3                 $(6,672)
 Net realized gain (loss) on
  security transactions                    47                  --                  --                  (2,608)
 Net realized gain on
  distributions                            --                  --                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (219)                (96)                 49                (338,888)
                                     --------             -------             -------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (146)                (65)                 52                (348,168)
                                     --------             -------             -------             -----------
UNIT TRANSACTIONS:
 Purchases                              5,895               2,359               1,293                 573,196
 Net transfers                         (1,697)                 --                  --                 (17,372)
 Surrenders for benefit
  payments and fees                       (29)                (17)                 (3)                (67,619)
 Net loan activity                         --                  --                  --                    (104)
                                     --------             -------             -------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     4,169               2,342               1,290                 488,101
                                     --------             -------             -------             -----------
 Net increase (decrease) in
  net assets                            4,023               2,277               1,342                 139,933
NET ASSETS:
 Beginning of year                         --                  39                  --                 708,481
                                     --------             -------             -------             -----------
 End of year                           $4,023              $2,316              $1,342                $848,414
                                     ========             =======             =======             ===========

                                    LORD ABBETT            LORD ABBETT            LEGG MASON
                                    DEVELOPING            INTERNATIONAL              VALUE
                                 GROWTH FUND, INC.      CORE EQUITY FUND          TRUST FUND
                                 SUB-ACCOUNT (19)          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(5)                    $42                 $(2,435)
 Net realized gain (loss) on
  security transactions                    --                  (1,993)                (82,342)
 Net realized gain on
  distributions                            --                      --                  24,107
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (279)                 (1,369)               (202,315)
                                      -------               ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (284)                 (3,320)               (262,985)
                                      -------               ---------             -----------
UNIT TRANSACTIONS:
 Purchases                              1,702                  10,781                  91,891
 Net transfers                             --                  (4,153)               (153,673)
 Surrenders for benefit
  payments and fees                       (21)                   (252)                (37,805)
 Net loan activity                         --                      (8)                     (2)
                                      -------               ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,681                   6,368                 (99,589)
                                      -------               ---------             -----------
 Net increase (decrease) in
  net assets                            1,397                   3,048                (362,574)
NET ASSETS:
 Beginning of year                         --                      40                 527,672
                                      -------               ---------             -----------
 End of year                           $1,397                  $3,088                $165,098
                                      =======               =========             ===========

(6)  From inception April 30, 2008 to December 31, 2008.

(19) Funded as of January 18, 2008.

                                     MARSHALL            MASSACHUSETTS
                                      MID-CAP           INVESTORS GROWTH           MFS HIGH
                                    VALUE FUND             STOCK FUND             INCOME FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(242)                   $289                $43,184
 Net realized gain (loss) on
  security transactions                   (314)                (10,710)               (16,858)
 Net realized gain on
  distributions                          4,304                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (38,013)               (727,035)              (214,160)
                                     ---------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (34,265)               (737,456)              (187,834)
                                     ---------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                              32,613                 336,947                122,747
 Net transfers                            (869)                (95,782)               (40,133)
 Surrenders for benefit
  payments and fees                     (4,326)               (143,718)               (27,343)
 Net loan activity                          --                     (21)                   (22)
                                     ---------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     27,418                  97,426                 55,249
                                     ---------            ------------            -----------
 Net increase (decrease) in
  net assets                            (6,847)               (640,030)              (132,585)
NET ASSETS:
 Beginning of year                      72,904               1,885,223                589,833
                                     ---------            ------------            -----------
 End of year                           $66,057              $1,245,193               $457,248
                                     =========            ============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 MFS INTERNATIONAL
                                        NEW                MFS MID CAP           MFS RESEARCH          MFS STRATEGIC
                                  DISCOVERY FUND           GROWTH FUND        INTERNATIONAL FUND        VALUE FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (6)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,195                $(4,156)                $10                    $(24)
 Net realized gain (loss) on
  security transactions                  (1,050)                 2,356                   2                      (2)
 Net realized gain on
  distributions                          10,160                     --                  10                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (116,276)              (340,122)                  3                 (13,296)
                                    -----------            -----------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (105,971)              (341,922)                 25                 (13,322)
                                    -----------            -----------               -----               ---------
UNIT TRANSACTIONS:
 Purchases                               53,629                 62,589                 590                   4,563
 Net transfers                            9,380                 28,019                  (1)                     --
 Surrenders for benefit
  payments and fees                      (2,252)               (46,855)                 (7)                   (246)
 Net loan activity                           (7)                   (11)                 --                      --
                                    -----------            -----------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      60,750                 43,742                 582                   4,317
                                    -----------            -----------               -----               ---------
 Net increase (decrease) in
  net assets                            (45,221)              (298,180)                607                  (9,005)
NET ASSETS:
 Beginning of year                      190,273                638,110                  --                  27,523
                                    -----------            -----------               -----               ---------
 End of year                           $145,052               $339,930                $607                 $18,518
                                    ===========            ===========               =====               =========


                                    MFS TOTAL            MFS                      MFS
                                   RETURN FUND      UTILITIES FUND             VALUE FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $441             $58,190                  $12,947
 Net realized gain (loss) on
  security transactions                  (223)            (36,238)                 (20,490)
 Net realized gain on
  distributions                            --              14,824                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,802)         (1,390,775)                (627,402)
                                    ---------       -------------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (5,584)         (1,353,999)                (634,945)
                                    ---------       -------------             ------------
UNIT TRANSACTIONS:
 Purchases                             42,627             718,232                  246,145
 Net transfers                         (1,561)            137,577                  (64,455)
 Surrenders for benefit
  payments and fees                      (741)           (130,737)                 (78,679)
 Net loan activity                         (5)               (240)                     (43)
                                    ---------       -------------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    40,320             724,832                  102,968
                                    ---------       -------------             ------------
 Net increase (decrease) in
  net assets                           34,736            (629,167)                (531,977)
NET ASSETS:
 Beginning of year                      1,682           3,049,352                1,847,216
                                    ---------       -------------             ------------
 End of year                          $36,418          $2,420,185               $1,315,239
                                    =========       =============             ============

(6)  From inception April 30, 2008 to December 31, 2008.

                                   MFS RESEARCH            MFS NEW               MFS CORE
                                     BOND FUND          ENDEAVOR FUND           EQUITY FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT (41)         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $742                 $(69)                   $(83)
 Net realized gain (loss) on
  security transactions                    (51)                  (1)                (16,080)
 Net realized gain on
  distributions                             --                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,941)              (2,743)               (335,445)
                                     ---------             --------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,250)              (2,813)               (351,608)
                                     ---------             --------             -----------
UNIT TRANSACTIONS:
 Purchases                              12,250                7,986                  57,378
 Net transfers                               4                   --                 (95,857)
 Surrenders for benefit
  payments and fees                     (4,172)                  (6)                (33,302)
 Net loan activity                          (8)                  --                      --
                                     ---------             --------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      8,074                7,980                 (71,781)
                                     ---------             --------             -----------
 Net increase (decrease) in
  net assets                             6,824                5,167                (423,389)
NET ASSETS:
 Beginning of year                      13,277                   --                 967,366
                                     ---------             --------             -----------
 End of year                           $20,101               $5,167                $543,977
                                     =========             ========             ===========

(41) Funded as of January 15, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                   MFS INVESTORS
                                 MFS GOVERNMENT          MFS CORE              MFS HIGH                GROWTH
                                 SECURITIES FUND       EQUITY SERIES         INCOME SERIES          STOCK SERIES
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (1)      SUB-ACCOUNT (37)       SUB-ACCOUNT (1)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $16                  $(34)                 $(46)                 $(16)
 Net realized gain (loss) on
  security transactions                   --                    (1)                 (176)                 (157)
 Net realized gain on
  distributions                           --                    --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            130                (3,759)               (3,316)               (1,563)
                                     -------             ---------             ---------              --------
 Net increase (decrease) in
  net assets resulting from
  operations                             146                (3,794)               (3,538)               (1,736)
                                     -------             ---------             ---------              --------
UNIT TRANSACTIONS:
 Purchases                             6,697                 1,788                   660                 1,240
 Net transfers                            34                 9,465                15,245                 3,536
 Surrenders for benefit
  payments and fees                      (21)                    1                    --                    --
 Net loan activity                        --                    --                    --                    --
                                     -------             ---------             ---------              --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    6,710                11,254                15,905                 4,776
                                     -------             ---------             ---------              --------
 Net increase (decrease) in
  net assets                           6,856                 7,460                12,367                 3,040
NET ASSETS:
 Beginning of year                        --                    --                    --                    --
                                     -------             ---------             ---------              --------
 End of year                          $6,856                $7,460               $12,367                $3,040
                                     =======             =========             =========              ========

                                                           BLACKROCK              BLACKROCK
                                  MFS UTILITIES              GLOBAL            GLOBAL FINANCIAL
                                      SERIES            ALLOCATION FUND         SERVICES FUND
                                 SUB-ACCOUNT (1)          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(408)                $82,366                  $755
 Net realized gain (loss) on
  security transactions                 (1,183)                 (7,224)              (18,931)
 Net realized gain on
  distributions                             --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (55,674)               (533,766)              (39,338)
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (57,265)               (458,624)              (57,514)
                                    ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               4,655                 524,912                37,758
 Net transfers                         165,570                 401,991               (16,852)
 Surrenders for benefit
  payments and fees                         (2)                (31,357)              (40,441)
 Net loan activity                          --                    (115)                   --
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    170,223                 895,431               (19,535)
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets                           112,958                 436,807               (77,049)
NET ASSETS:
 Beginning of year                          --               1,576,864               133,466
                                    ----------            ------------            ----------
 End of year                          $112,958              $2,013,671               $56,417
                                    ==========            ============            ==========

(1)  Funded as of June 6, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(37) Funded as of June 3, 2008.

                                      BLACKROCK               BLACKROCK              BLACKROCK
                                      LARGE CAP                 VALUE                SMALL CAP
                                      CORE FUND          OPPORTUNITIES FUND         GROWTH FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(1,066)                 $(215)                 $(660)
 Net realized gain (loss) on
  security transactions                  (31,374)                    (3)                  (179)
 Net realized gain on
  distributions                               --                    336                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (77,137)                (7,383)               (45,120)
                                     -----------              ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (109,577)                (7,265)               (45,959)
                                     -----------              ---------              ---------
UNIT TRANSACTIONS:
 Purchases                                70,068                  3,221                 54,412
 Net transfers                           (14,818)                14,155                    667
 Surrenders for benefit
  payments and fees                      (19,249)                (2,063)                (2,484)
 Net loan activity                            --                     --                    (17)
                                     -----------              ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       36,001                 15,313                 52,578
                                     -----------              ---------              ---------
 Net increase (decrease) in
  net assets                             (73,576)                 8,048                  6,619
NET ASSETS:
 Beginning of year                       268,811                  4,610                 76,003
                                     -----------              ---------              ---------
 End of year                            $195,235                $12,658                $82,622
                                     ===========              =========              =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  BLACKROCK               MUNDER            NEUBERGER BERMAN             OAKMARK
                                MID CAP VALUE           MIDCAP CORE             SOCIALLY              INTERNATIONAL
                             OPPORTUNITIES FUND         GROWTH FUND          RESPONSIVE FUND         SMALL CAP FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $(433)                $(1,942)                  $24                  $107,999
 Net realized gain (loss)
  on security transactions             (575)                 (2,921)                 (239)                  (37,016)
 Net realized gain on
  distributions                         318                     481                   861                    15,769
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (16,565)               (190,761)              (31,908)                 (936,534)
                                  ---------             -----------             ---------             -------------
 Net increase (decrease)
  in net assets resulting
  from operations                   (17,255)               (195,143)              (31,262)                 (849,782)
                                  ---------             -----------             ---------             -------------
UNIT TRANSACTIONS:
 Purchases                           49,012                 110,723                29,596                   305,637
 Net transfers                         (183)                101,825                 9,929                  (331,117)
 Surrenders for benefit
  payments and fees                  (3,418)                (14,711)               (4,034)                 (191,185)
 Net loan activity                      (28)                     (7)                   (7)                       (6)
                                  ---------             -----------             ---------             -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions             45,383                 197,830                35,484                  (216,671)
                                  ---------             -----------             ---------             -------------
 Net increase (decrease)
  in net assets                      28,128                   2,687                 4,222                (1,066,453)
NET ASSETS:
 Beginning of year                   22,961                 306,325                52,289                 2,073,425
                                  ---------             -----------             ---------             -------------
 End of year                        $51,089                $309,012               $56,511                $1,006,972
                                  =========             ===========             =========             =============

                                 OPPENHEIMER                                     OPPENHEIMER
                                   CAPITAL                OPPENHEIMER           INTERNATIONAL
                              APPRECIATION FUND           GLOBAL FUND            GROWTH FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
--------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(10,331)                 $27,485                  $463
 Net realized gain (loss)
  on security transactions             (5,411)                 (99,293)                   (1)
 Net realized gain on
  distributions                            --                  161,850                    --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (873,037)              (1,688,198)              (28,643)
                                 ------------            -------------            ----------
 Net increase (decrease)
  in net assets resulting
  from operations                    (888,779)              (1,598,156)              (28,181)
                                 ------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                            240,603                  531,135                90,044
 Net transfers                       (115,735)                (271,307)               25,059
 Surrenders for benefit
  payments and fees                  (117,574)                (145,416)                 (427)
 Net loan activity                        (64)                    (140)                   --
                                 ------------            -------------            ----------
 Net increase (decrease)
  in net assets resulting
  from unit transactions                7,230                  114,272               114,676
                                 ------------            -------------            ----------
 Net increase (decrease)
  in net assets                      (881,549)              (1,483,884)               86,495
NET ASSETS:
 Beginning of year                  1,939,081                3,736,968                 8,632
                                 ------------            -------------            ----------
 End of year                       $1,057,532               $2,253,084               $95,127
                                 ============            =============            ==========

                                                          OPPENHEIMER            OPPENHEIMER
                                    OPPENHEIMER            STRATEGIC             MAIN STREET
                                 MAIN STREET FUND         INCOME FUND          SMALL CAP FUND
                                 SUB-ACCOUNT (42)      SUB-ACCOUNT (19)          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $2                    $152                 $(3,727)
 Net realized gain (loss) on
  security transactions                   --                       7                  (7,012)
 Net realized gain on
  distributions                           --                      --                   1,057
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                     6                    (800)               (209,119)
                                       -----               ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                               8                    (641)               (218,801)
                                       -----               ---------             -----------
UNIT TRANSACTIONS:
 Purchases                               250                  17,042                 358,704
 Net transfers                            --                  (1,319)                 18,655
 Surrenders for benefit
  payments and fees                       (1)                    (64)                (10,137)
 Net loan activity                        --                      --                      (5)
                                       -----               ---------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      249                  15,659                 367,217
                                       -----               ---------             -----------
 Net increase (decrease) in
  net assets                             257                  15,018                 148,416
NET ASSETS:
 Beginning of year                        --                      --                 323,881
                                       -----               ---------             -----------
 End of year                            $257                 $15,018                $472,297
                                       =====               =========             ===========

(19) Funded as of January 18, 2008.

(42) Funded as of October 9, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     OPPENHEIMER                                  OPPENHEIMER             OPPENHEIMER
                                     DEVELOPING             OPPENHEIMER          INTERNATIONAL         SMALL- & MID- CAP
                                    MARKETS FUND            EQUITY FUND            BOND FUND              VALUE FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $11,966                $(191)                $35,392                $(3,169)
 Net realized gain (loss) on
  security transactions                   (18,749)                  (2)                   (805)               (13,447)
 Net realized gain on
  distributions                           287,239                  214                   7,637                    169
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (1,045,525)             (22,569)                (48,111)              (275,687)
                                    -------------            ---------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (765,069)             (22,548)                 (5,887)              (292,134)
                                    -------------            ---------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                287,904               60,890                 705,845                170,276
 Net transfers                             11,880                4,276                  42,145                (47,042)
 Surrenders for benefit
  payments and fees                      (132,412)                 (51)                 (7,970)               (58,258)
 Net loan activity                           (103)                  --                     (46)                   (26)
                                    -------------            ---------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       167,269               65,115                 739,974                 64,950
                                    -------------            ---------            ------------            -----------
 Net increase (decrease) in
  net assets                             (597,800)              42,567                 734,087               (227,184)
NET ASSETS:
 Beginning of year                      1,483,574                1,659                 296,143                555,434
                                    -------------            ---------            ------------            -----------
 End of year                             $885,774              $44,226              $1,030,230               $328,250
                                    =============            =========            ============            ===========

                                   OPPENHEIMER           OPPENHEIMER           OPPENHEIMER
                                   MAIN STREET          GOLD & SPECIAL            REAL
                                 OPPORTUNITY FUND        METALS FUND           ESTATE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (31)
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $403                $2,225               $ --
 Net realized gain (loss) on
  security transactions                 (7,006)              (18,676)                --
 Net realized gain on
  distributions                            641                 3,497                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (80,568)              (59,489)                37
                                    ----------            ----------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                           (86,530)              (72,443)                37
                                    ----------            ----------              -----
UNIT TRANSACTIONS:
 Purchases                             156,975               186,969                262
 Net transfers                          14,199               (44,722)                --
 Surrenders for benefit
  payments and fees                     (3,048)              (15,213)                (1)
 Net loan activity                         (12)                  (42)                --
                                    ----------            ----------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    168,114               126,992                261
                                    ----------            ----------              -----
 Net increase (decrease) in
  net assets                            81,584                54,549                298
NET ASSETS:
 Beginning of year                     132,631               129,149                 --
                                    ----------            ----------              -----
 End of year                          $214,215              $183,698               $298
                                    ==========            ==========              =====

(31) Funded as of November 18, 2008.

                                      PUTNAM                PUTNAM                  PUTNAM
                                      GLOBAL                 HIGH             INTERNATIONAL NEW
                                    EQUITY FUND           YIELD FUND          OPPORTUNITIES FUND
                                  SUB-ACCOUNT (1)       SUB-ACCOUNT (2)        SUB-ACCOUNT (2)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(68)               $(4,268)                 $(657)
 Net realized gain (loss) on
  security transactions                    (22)              (187,924)               (17,271)
 Net realized gain on
  distributions                             --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (11,198)              (168,110)               (71,376)
                                     ---------            -----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (11,288)              (360,302)               (89,304)
                                     ---------            -----------             ----------
UNIT TRANSACTIONS:
 Purchases                                  --                  2,567                  2,650
 Net transfers                          31,573                816,191                201,889
 Surrenders for benefit
  payments and fees                          1                (19,604)               (13,700)
 Net loan activity                          --                     --                     --
                                     ---------            -----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     31,574                799,154                190,839
                                     ---------            -----------             ----------
 Net increase (decrease) in
  net assets                            20,286                438,852                101,535
NET ASSETS:
 Beginning of year                          --                     --                     --
                                     ---------            -----------             ----------
 End of year                           $20,286               $438,852               $101,535
                                     =========            ===========             ==========

(1)  Funded as of June 6, 2008.

(2)  Funded as of May 16, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      PUTNAM                                       PIONEER             ALLIANZ NFJ
                                    SMALL CAP              PUTNAM VT              EMERGING              SMALL CAP
                                    VALUE FUND            VISTA FUND            MARKETS FUND           VALUE FUND
                                 SUB-ACCOUNT (2)        SUB-ACCOUNT (3)       SUB-ACCOUNT (42)       SUB-ACCOUNT (6)
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(707)               $(1,309)                 $129                  $57
 Net realized gain (loss) on
  security transactions                 (8,298)               (12,355)                   --                   --
 Net realized gain on
  distributions                             --                     --                   239                  291
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (69,278)              (183,987)                 (636)                 (43)
                                    ----------            -----------             ---------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                           (78,283)              (197,651)                 (268)                 305
                                    ----------            -----------             ---------              -------
UNIT TRANSACTIONS:
 Purchases                               1,547                  8,304                12,652                5,707
 Net transfers                         219,796                478,681                   112                   10
 Surrenders for benefit
  payments and fees                     (5,275)               (40,019)                  (16)                 (27)
 Net loan activity                          --                     --                    --                   --
                                    ----------            -----------             ---------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    216,068                446,966                12,748                5,690
                                    ----------            -----------             ---------              -------
 Net increase (decrease) in
  net assets                           137,785                249,315                12,480                5,995
NET ASSETS:
 Beginning of year                          --                     --                    --                   --
                                    ----------            -----------             ---------              -------
 End of year                          $137,785               $249,315               $12,480               $5,995
                                    ==========            ===========             =========              =======

                                   ALLIANZ NFJ
                                    DIVIDEND             ALLIANZ CCM               PIMCO
                                   VALUE FUND           MID CAP FUND            TOTAL RETURN
                                 SUB-ACCOUNT (6)      SUB-ACCOUNT (43)          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $4                    $(49)                 $23,322
 Net realized gain (loss) on
  security transactions                   5                      (1)                    (154)
 Net realized gain on
  distributions                          30                      --                   47,203
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1)                 (4,810)                 (45,433)
                                      -----               ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             38                  (4,860)                  24,938
                                      -----               ---------             ------------
UNIT TRANSACTIONS:
 Purchases                              617                  13,337                  685,962
 Net transfers                            1                      --                  191,981
 Surrenders for benefit
  payments and fees                     (20)                     (2)                 (16,922)
 Net loan activity                       --                      --                      (68)
                                      -----               ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     598                  13,335                  860,953
                                      -----               ---------             ------------
 Net increase (decrease) in
  net assets                            636                   8,475                  885,891
NET ASSETS:
 Beginning of year                       --                      --                  216,916
                                      -----               ---------             ------------
 End of year                           $636                  $8,475               $1,102,807
                                      =====               =========             ============

(2)  Funded as of May 16, 2008.

(3)  Funded as of May 9, 2008.

(6)  From inception April 30, 2008 to December 31, 2008.

(42) Funded as of October 9, 2008.

(43) Funded as of August 5, 2008.

                                       PIMCO
                                      EMERGING                PIMCO                  PIONEER
                                      MARKETS                  REAL                   HIGH
                                     BOND FUND             RETURN FUND             YIELD FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $12,582                 $51,849                $14,684
 Net realized gain (loss) on
  security transactions                     (39)                 (7,080)                  (397)
 Net realized gain on
  distributions                           2,942                  77,031                  3,861
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (52,107)               (300,412)              (132,997)
                                     ----------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (36,622)               (178,612)              (114,849)
                                     ----------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                              135,210                 955,826                268,932
 Net transfers                            1,579                 (10,544)                36,502
 Surrenders for benefit
  payments and fees                      (5,418)               (231,152)               (13,899)
 Net loan activity                          (22)                    (70)                    (5)
                                     ----------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     131,349                 714,060                291,530
                                     ----------            ------------            -----------
 Net increase (decrease) in
  net assets                             94,727                 535,448                176,681
NET ASSETS:
 Beginning of year                      175,530               1,444,485                104,014
                                     ----------            ------------            -----------
 End of year                           $270,257              $1,979,933               $280,695
                                     ==========            ============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     PIONEER              PIONEER               PIONEER                   PUTNAM
                                    SMALL CAP            STRATEGIC              MID CAP                   EQUITY
                                   VALUE FUND           INCOME FUND            VALUE FUND              INCOME FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (4)(44)(45)
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(488)              $30,796                  $766                     $38
 Net realized gain (loss) on
  security transactions                (3,394)                 (310)                  356                  (1,067)
 Net realized gain on
  distributions                            --                 6,032                    --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (37,370)              (95,906)              (41,039)                      3
                                    ---------            ----------            ----------                --------
 Net increase (decrease) in
  net assets resulting from
  operations                          (41,252)              (59,388)              (39,917)                 (1,026)
                                    ---------            ----------            ----------                --------
UNIT TRANSACTIONS:
 Purchases                             48,178               190,734               168,542                   3,412
 Net transfers                          1,189                43,153                23,897                      --
 Surrenders for benefit
  payments and fees                      (910)              (39,985)              (10,056)                     (9)
 Net loan activity                         --                   (69)                  (42)                     --
                                    ---------            ----------            ----------                --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    48,457               193,833               182,341                   3,403
                                    ---------            ----------            ----------                --------
 Net increase (decrease) in
  net assets                            7,205               134,445               142,424                   2,377
NET ASSETS:
 Beginning of year                     77,242               319,331                 8,041                      --
                                    ---------            ----------            ----------                --------
 End of year                          $84,447              $453,776              $150,465                  $2,377
                                    =========            ==========            ==========                ========

                                     PUTNAM            PUTNAM
                                   HIGH YIELD       INTERNATIONAL            PUTNAM
                                 ADVANTAGE FUND      EQUITY FUND         INVESTORS FUND
                                SUB-ACCOUNT (46)     SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $47              $(7,448)             $ --
 Net realized gain (loss) on
  security transactions                   --              (30,836)               --
 Net realized gain on
  distributions                           --                   --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (26)          (1,135,227)              (28)
                                     -------        -------------             -----
 Net increase (decrease) in
  net assets resulting from
  operations                              21           (1,173,511)              (28)
                                     -------        -------------             -----
UNIT TRANSACTIONS:
 Purchases                             2,990              366,278                98
 Net transfers                            --             (187,449)               --
 Surrenders for benefit
  payments and fees                       (4)            (248,862)               (3)
 Net loan activity                        --                   (3)               --
                                     -------        -------------             -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,986              (70,036)               95
                                     -------        -------------             -----
 Net increase (decrease) in
  net assets                           3,007           (1,243,547)               67
NET ASSETS:
 Beginning of year                        --            2,657,496                33
                                     -------        -------------             -----
 End of year                          $3,007           $1,413,949              $100
                                     =======        =============             =====

(4)  Funded as of February 20, 2008.

(44) Funded as of March 10, 2008.

(45) Effective December 26, 2008, Putnam New Value Fund merged with Putnam Equity Income Fund.

(46) Funded as of June 4, 2008.

                                                           PUTNAM
                                                        INTERNATIONAL            PUTNAM
                                      PUTNAM               CAPITAL              SMALL CAP
                                    VISTA FUND       OPPORTUNITIES FUND        GROWTH FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (31)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(13)                 $5                   $(121)
 Net realized gain (loss) on
  security transactions                  (740)                 --                    (796)
 Net realized gain on
  distributions                            --                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (523)                 10                  (7,223)
                                     --------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,276)                 15                  (8,140)
                                     --------               -----               ---------
UNIT TRANSACTIONS:
 Purchases                              3,990                 184                  28,951
 Net transfers                         (1,298)                 --                  (2,050)
 Surrenders for benefit
  payments and fees                      (701)                 (3)                   (422)
 Net loan activity                         (5)                 --                     (11)
                                     --------               -----               ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,986                 181                  26,468
                                     --------               -----               ---------
 Net increase (decrease) in
  net assets                              710                 196                  18,328
NET ASSETS:
 Beginning of year                        253                  --                   2,274
                                     --------               -----               ---------
 End of year                             $963                $196                 $20,602
                                     ========               =====               =========

(31) Funded as of November 18, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                          RIVERSOURCE                                 LEGG MASON
                                       ROYCE              DIVERSIFIED           RIVERSOURCE            PARTNERS
                                       VALUE                EQUITY                MID CAP              SMALL CAP
                                     PLUS FUND            INCOME FUND           VALUE FUND            GROWTH FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT (47)      SUB-ACCOUNT (14)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(2,916)                $3                     $61                 $(223)
 Net realized gain (loss) on
  security transactions                 (10,949)                --                      --                   (34)
 Net realized gain on
  distributions                           7,721                 --                     790                   604
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (226,130)                46                    (511)               (7,637)
                                    -----------              -----               ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (232,274)                49                     340                (7,290)
                                    -----------              -----               ---------             ---------
UNIT TRANSACTIONS:
 Purchases                              170,297                855                   9,693                 3,019
 Net transfers                         (112,854)                --                      --                14,723
 Surrenders for benefit
  payments and fees                     (48,275)                (4)                    (13)               (2,121)
 Net loan activity                          (29)                --                      --                    --
                                    -----------              -----               ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       9,139                851                   9,680                15,621
                                    -----------              -----               ---------             ---------
 Net increase (decrease) in
  net assets                           (223,135)               900                  10,020                 8,331
NET ASSETS:
 Beginning of year                      593,527                 --                      --                 4,670
                                    -----------              -----               ---------             ---------
 End of year                           $370,392               $900                 $10,020               $13,001
                                    ===========              =====               =========             =========

                                        DWS                                          DWS
                                      DREMAN                  SSGA                GROWTH &
                                    HIGH RETURN              S&P 500             INCOME VIP
                                    EQUITY FUND            INDEX FUND             PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (2)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,172                 $9,955                $(125)
 Net realized gain (loss) on
  security transactions                  (2,114)                (3,175)                 (29)
 Net realized gain on
  distributions                           4,923                     --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (116,446)              (324,328)             (14,249)
                                    -----------            -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (111,465)              (317,548)             (14,403)
                                    -----------            -----------            ---------
UNIT TRANSACTIONS:
 Purchases                              101,649                256,987                1,144
 Net transfers                              727                (44,573)              49,186
 Surrenders for benefit
  payments and fees                      (4,478)               (37,765)              (2,123)
 Net loan activity                           (9)                   (52)                  --
                                    -----------            -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      97,889                174,597               48,207
                                    -----------            -----------            ---------
 Net increase (decrease) in
  net assets                            (13,576)              (142,951)              33,804
NET ASSETS:
 Beginning of year                      168,256                791,581                   --
                                    -----------            -----------            ---------
 End of year                           $154,680               $648,630              $33,804
                                    ===========            ===========            =========

(2)  Funded as of May 16, 2008.

(14) Funded as of October 21, 2008.

(47) Funded as of November 17, 2008.

                                                          LEGG MASON           LEGG MASON
                                        DWS                PARTNERS             PARTNERS
                                       GLOBAL             AGGRESSIVE           FUNDAMENTAL
                                   THEMATIC FUND          GROWTH FUND          VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT (48)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(520)               $(378)                $3
 Net realized gain (loss) on
  security transactions                  (1,495)                (181)                --
 Net realized gain on
  distributions                             532                   --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (76,046)             (39,334)               (87)
                                     ----------            ---------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                            (77,529)             (39,893)               (84)
                                     ----------            ---------              -----
UNIT TRANSACTIONS:
 Purchases                               58,956               22,029                400
 Net transfers                          (15,009)              (1,980)                --
 Surrenders for benefit
  payments and fees                      (5,901)                 (59)                (3)
 Net loan activity                          (13)                  --                 --
                                     ----------            ---------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      38,033               19,990                397
                                     ----------            ---------              -----
 Net increase (decrease) in
  net assets                            (39,496)             (19,903)               313
NET ASSETS:
 Beginning of year                      132,737               82,447                 --
                                     ----------            ---------              -----
 End of year                            $93,241              $62,544               $313
                                     ==========            =========              =====

(48) Funded as of April 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     LEGG MASON
                                      PARTNERS              BLACKROCK              THORNBURG
                                     SMALL CAP            SMALL/MID-CAP          INTERNATIONAL           THORNBURG
                                   GROWTH I FUND           GROWTH FUND            VALUE FUND             VALUE FUND
                                  SUB-ACCOUNT (31)         SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $ --                    $(506)                $3,379                  $388
 Net realized gain (loss) on
  security transactions                    (1)                      14                (15,227)                 (825)
 Net realized gain on
  distributions                            --                       --                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              22                  (34,840)              (284,788)             (139,548)
                                       ------               ----------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               21                  (35,332)              (296,636)             (139,985)
                                       ------               ----------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                282                  108,578                481,752               244,288
 Net transfers                             --                       --                 32,860                 4,201
 Surrenders for benefit
  payments and fees                        (2)                  (1,780)               (16,008)               (7,420)
 Net loan activity                         --                       --                    (27)                   (6)
                                       ------               ----------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       280                  106,798                498,577               241,063
                                       ------               ----------            -----------            ----------
 Net increase (decrease) in
  net assets                              301                   71,466                201,941               101,078
NET ASSETS:
 Beginning of year                         --                    2,050                437,431               164,530
                                       ------               ----------            -----------            ----------
 End of year                             $301                  $73,516               $639,372              $265,608
                                       ======               ==========            ===========            ==========


                                     THORNBURG            T. ROWE PRICE          T. ROWE PRICE
                                       CORE                   GROWTH               RETIREMENT
                                    GROWTH FUND             STOCK FUND             2010 FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (42)       SUB-ACCOUNT (6)
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(3,683)                $ --                   $2,125
 Net realized gain (loss) on
  security transactions                 (26,685)                   1                       --
 Net realized gain on
  distributions                              --                    1                    1,852
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (321,684)                   5                      593
                                    -----------               ------               ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (352,052)                   7                    4,570
                                    -----------               ------               ----------
UNIT TRANSACTIONS:
 Purchases                              350,447                  210                  113,160
 Net transfers                          (30,137)                   2                       --
 Surrenders for benefit
  payments and fees                     (16,060)                  (6)                     (42)
 Net loan activity                          (20)                  --                       --
                                    -----------               ------               ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     304,230                  206                  113,118
                                    -----------               ------               ----------
 Net increase (decrease) in
  net assets                            (47,822)                 213                  117,688
NET ASSETS:
 Beginning of year                      454,700                   --                       --
                                    -----------               ------               ----------
 End of year                           $406,878                 $213                 $117,688
                                    ===========               ======               ==========

(6)  From inception April 30, 2008 to December 31, 2008.

(31) Funded as of November 18, 2008.

(42) Funded as of October 9, 2008.

                                             T. ROWE PRICE        T. ROWE PRICE        T. ROWE PRICE
                                              RETIREMENT           RETIREMENT           RETIREMENT
                                               2020 FUND            2030 FUND            2040 FUND
                                            SUB-ACCOUNT (6)      SUB-ACCOUNT (6)      SUB-ACCOUNT (6)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $650                 $587                 $196
 Net realized gain (loss) on security
  transactions                                       (77)                  21                    2
 Net realized gain on distributions                1,002                1,525                  524
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          (818)              (2,495)                (341)
                                               ---------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from operations                          757                 (362)                 381
                                               ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                        32,569               44,545               14,575
 Net transfers                                     1,329                 (963)                  --
 Surrenders for benefit payments and
  fees                                               (88)                 (92)                 (43)
 Net loan activity                                    --                   --                   --
                                               ---------            ---------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions                33,810               43,490               14,532
                                               ---------            ---------            ---------
 Net increase (decrease) in net assets            34,567               43,128               14,913
NET ASSETS:
 Beginning of year                                    --                   --                   --
                                               ---------            ---------            ---------
 End of year                                     $34,567              $43,128              $14,913
                                               =========            =========            =========

(6)  From inception April 30, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   T. ROWE PRICE       T. ROWE PRICE                               VICTORY
                                    RETIREMENT          RETIREMENT           UBS GLOBAL          DIVERSIFIED
                                     2050 FUND          INCOME FUND       ALLOCATION FUND         STOCK FUND
                                  SUB-ACCOUNT (6)     SUB-ACCOUNT (6)     SUB-ACCOUNT (49)       SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $29                 $686                $107                  $234
 Net realized gain (loss) on
  security transactions                     1                   70                  --                  (342)
 Net realized gain on
  distributions                            32                1,288                 277                    --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                         (40)               1,259              (1,482)              (66,166)
                                      -------            ---------            --------            ----------
 Net increase (decrease) in net
  assets resulting from
  operations                               22                3,303              (1,098)              (66,274)
                                      -------            ---------            --------            ----------
UNIT TRANSACTIONS:
 Purchases                              2,023               95,619               3,709                93,046
 Net transfers                             --               (1,505)                 --                34,813
 Surrenders for benefit
  payments and fees                       (23)                 (19)                 (2)               (7,384)
 Net loan activity                         --                   --                  --                    --
                                      -------            ---------            --------            ----------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                          2,000               94,095               3,707               120,475
                                      -------            ---------            --------            ----------
 Net increase (decrease) in net
  assets                                2,022               97,398               2,609                54,201
NET ASSETS:
 Beginning of year                         --                   --                  --               100,302
                                      -------            ---------            --------            ----------
 End of year                           $2,022              $97,398              $2,609              $154,503
                                      =======            =========            ========            ==========

                                        VICTORY              VICTORY            VAN KAMPEN
                                        SPECIAL           SMALL COMPANY         SMALL CAP
                                      VALUE FUND        OPPORTUNITY FUND       GROWTH FUND
                                      SUB-ACCOUNT        SUB-ACCOUNT (6)       SUB-ACCOUNT
-------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(3,277)               $10               $(1,129)
 Net realized gain (loss) on
  security transactions                    (5,647)                --                (3,599)
 Net realized gain on
  distributions                                --                 --                    --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                        (329,487)               295               (59,413)
                                      -----------            -------            ----------
 Net increase (decrease) in net
  assets resulting from
  operations                             (338,411)               305               (64,141)
                                      -----------            -------            ----------
UNIT TRANSACTIONS:
 Purchases                                447,574              8,499               177,792
 Net transfers                                835                 --                26,668
 Surrenders for benefit
  payments and fees                       (34,355)               (10)               (3,820)
 Net loan activity                            (29)                --                    (5)
                                      -----------            -------            ----------
 Net increase (decrease) in net
  assets resulting from unit
  transactions                            414,025              8,489               200,635
                                      -----------            -------            ----------
 Net increase (decrease) in net
  assets                                   75,614              8,794               136,494
NET ASSETS:
 Beginning of year                        489,835                 --                62,937
                                      -----------            -------            ----------
 End of year                             $565,449             $8,794              $199,431
                                      ===========            =======            ==========

(6)  From inception April 30, 2008 to December 31, 2008.

(49) Funded as of March 26, 2008.

                                                              VAN KAMPEN         VAN KAMPEN
                                      VAN KAMPEN                EQUITY           EQUITY AND
                                     COMSTOCK FUND            GROWTH FUND        INCOME FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT (50)      SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $62,940                 $(102)            $383,978
 Net realized gain (loss) on
  security transactions                   (125,220)                  (23)            (125,986)
 Net realized gain on
  distributions                             31,778                    --               13,561
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,373,077)               (9,362)          (4,844,863)
                                     -------------             ---------        -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,403,579)               (9,487)          (4,573,310)
                                     -------------             ---------        -------------
UNIT TRANSACTIONS:
 Purchases                                 656,194                11,368            2,986,548
 Net transfers                             110,325                14,172           (1,459,953)
 Surrenders for benefit
  payments and fees                       (262,159)               (1,093)          (1,398,728)
 Net loan activity                            (243)                  (10)                (693)
                                     -------------             ---------        -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        504,117                24,437              127,174
                                     -------------             ---------        -------------
 Net increase (decrease) in
  net assets                              (899,462)               14,950           (4,446,136)
NET ASSETS:
 Beginning of year                       3,560,923                    --           18,331,686
                                     -------------             ---------        -------------
 End of year                            $2,661,461               $14,950          $13,885,550
                                     =============             =========        =============

(50) Funded as of February 15, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    VAN KAMPEN           VAN KAMPEN           VAN KAMPEN            VAN KAMPEN
                                    GROWTH AND             MID CAP           U.S. MORTGAGE            GLOBAL
                                   INCOME FUND           GROWTH FUND             FUND              VALUE EQUITY
                                   SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT (46)      SUB-ACCOUNT (51)
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,644                $(232)               $14                 $ --
 Net realized gain (loss) on
  security transactions                 (3,493)               1,076                 --                   --
 Net realized gain on
  distributions                             --                  490                 --                    2
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (54,436)             (18,021)               (11)                  (5)
                                    ----------            ---------              -----                 ----
 Net increase (decrease) in
  net assets resulting from
  operations                           (56,285)             (16,687)                 3                   (3)
                                    ----------            ---------              -----                 ----
UNIT TRANSACTIONS:
 Purchases                             101,178               50,794                605                   26
 Net transfers                          40,919               12,930                 --                   --
 Surrenders for benefit
  payments and fees                     (4,497)                (453)                (1)                  --
 Net loan activity                          (6)                  (2)                --                   --
                                    ----------            ---------              -----                 ----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    137,594               63,269                604                   26
                                    ----------            ---------              -----                 ----
 Net increase (decrease) in
  net assets                            81,309               46,582                607                   23
NET ASSETS:
 Beginning of year                     112,059                8,253                 --                   --
                                    ----------            ---------              -----                 ----
 End of year                          $193,368              $54,835               $607                  $23
                                    ==========            =========              =====                 ====

                                                                               SELIGMAN
                                   VAN KAMPEN           VAN KAMPEN          COMMUNICATIONS
                                   REAL ESTATE            CAPITAL          AND INFORMATION
                                 SECURITIES FUND        GROWTH FUND              FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT (52)        SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $702               $ --                   $(63)
 Net realized gain (loss) on
  security transactions                (6,544)                --                   (238)
 Net realized gain on
  distributions                         1,894                 --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (34,630)                10                 (3,322)
                                    ---------              -----               --------
 Net increase (decrease) in
  net assets resulting from
  operations                          (38,578)                10                 (3,623)
                                    ---------              -----               --------
UNIT TRANSACTIONS:
 Purchases                             23,782                143                  2,929
 Net transfers                         13,515                 --                  3,247
 Surrenders for benefit
  payments and fees                    (6,416)                (6)                   (12)
 Net loan activity                         --                 --                     --
                                    ---------              -----               --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    30,881                137                  6,164
                                    ---------              -----               --------
 Net increase (decrease) in
  net assets                           (7,697)               147                  2,541
NET ASSETS:
 Beginning of year                     74,589                 --                  5,643
                                    ---------              -----               --------
 End of year                          $66,892               $147                 $8,184
                                    =========              =====               ========

(46) Funded as of June 4, 2008.

(51) Funded as of July 14, 2008.

(52) Funded as of November 24, 2008.

                                                         LEGG MASON
                                     SELIGMAN             PARTNERS
                                      GLOBAL              SMALL CAP
                                  TECHNOLOGY FUND        VALUE FUND
                                  SUB-ACCOUNT (6)        SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(1)                 $(71)
 Net realized gain (loss) on
  security transactions                    --                    (2)
 Net realized gain on
  distributions                            --                   996
 Net unrealized appreciation
  (depreciation) of
  investments during the year              41                (4,545)
                                      -------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               40                (3,622)
                                      -------             ---------
UNIT TRANSACTIONS:
 Purchases                              1,729                12,652
 Net transfers                             --                    --
 Surrenders for benefit
  payments and fees                        (6)                  (27)
 Net loan activity                         --                    --
                                      -------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,723                12,625
                                      -------             ---------
 Net increase (decrease) in
  net assets                            1,763                 9,003
NET ASSETS:
 Beginning of year                         --                 1,049
                                      -------             ---------
 End of year                           $1,763               $10,052
                                      =======             =========

(6)  From inception April 30, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      [This page intentionally left blank]

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007


                                   AMERICAN CENTURY                               AMERICAN CENTURY
                                        EQUITY             AMERICAN CENTURY           SMALL CAP
                                      INCOME FUND            ULTRA(R) FUND           VALUE FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $126,610                 $(116)                   $11
 Net realized gain (loss) on
  security transactions                      9,884                   (26)                    22
 Net realized gain on
  distributions                            571,141                 3,293                  3,660
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (628,032)               (1,218)                (4,526)
                                     -------------             ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                                79,603                 1,933                   (833)
                                     -------------             ---------              ---------
UNIT TRANSACTIONS:
 Purchases                               1,350,216                 5,968                  5,648
 Net transfers                            (180,023)                   --                    (31)
 Surrenders for benefit
  payments and fees                     (1,236,778)               (1,966)                  (907)
 Net loan activity                            (135)                   --                    (10)
                                     -------------             ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        (66,720)                4,002                  4,700
                                     -------------             ---------              ---------
 Net increase (decrease) in
  net assets                                12,883                 5,935                  3,867
NET ASSETS:
 Beginning of year                       6,775,066                 7,890                 14,766
                                     -------------             ---------              ---------
 End of year                            $6,787,949               $13,825                $18,633
                                     =============             =========              =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               AMERICAN CENTURY                       AMERICAN CENTURY    AMERICAN CENTURY
                                 LARGE COMPANY    AMERICAN CENTURY   INFLATION-ADJUSTED        EQUITY
                                  VALUE FUND       VISTA(SM) FUND         BOND FUND          GROWTH FUND
                                SUB-ACCOUNT (A)      SUB-ACCOUNT       SUB-ACCOUNT (B)     SUB-ACCOUNT (C)
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1                $(349)               $97              $ --
 Net realized gain (loss) on
  security transactions                 (1)                 676                 --                --
 Net realized gain on
  distributions                         11                5,666                 --                 3
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (38)               6,397                540                (3)
                                    ------            ---------           --------             -----
 Net increase (decrease) in
  net assets resulting from
  operations                           (27)              12,390                637                --
                                    ------            ---------           --------             -----
UNIT TRANSACTIONS:
 Purchases                             247               32,315              4,974                69
 Net transfers                         168                1,739              3,818                --
 Surrenders for benefit
  payments and fees                     (3)              (4,197)               (15)               --
 Net loan activity                      --                   (2)                --                --
                                    ------            ---------           --------             -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    412               29,855              8,777                69
                                    ------            ---------           --------             -----
 Net increase (decrease) in
  net assets                           385               42,245              9,414                69
NET ASSETS:
 Beginning of year                      --               21,323                 --                --
                                    ------            ---------           --------             -----
 End of year                          $385              $63,568             $9,414               $69
                                    ======            =========           ========             =====

                                        AIM                     AIM                   AIM
                                       BASIC                 EUROPEAN            INTERNATIONAL
                                     VALUE FUND             GROWTH FUND           GROWTH FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT (A)       SUB-ACCOUNT (D)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(7,650)                $1,752                 $139
 Net realized gain (loss) on
  security transactions                    6,959                     27                   11
 Net realized gain on
  distributions                          375,276                 11,770                2,970
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (350,546)               (12,798)              (5,092)
                                   -------------            -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              24,039                    751               (1,972)
                                   -------------            -----------            ---------
UNIT TRANSACTIONS:
 Purchases                               485,658                 95,968               17,882
 Net transfers                          (337,133)                82,111               48,129
 Surrenders for benefit
  payments and fees                     (348,177)                   (21)                (432)
 Net loan activity                            (5)                    --                   --
                                   -------------            -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (199,657)               178,058               65,579
                                   -------------            -----------            ---------
 Net increase (decrease) in
  net assets                            (175,618)               178,809               63,607
NET ASSETS:
 Beginning of year                     2,729,856                     --                   --
                                   -------------            -----------            ---------
 End of year                          $2,554,238               $178,809              $63,607
                                   =============            ===========            =========

(a)  Funded as of March 21, 2007.

(b) Funded as of April 12, 2007.

(c)  Funded as of November 28, 2007.

(d) Funded as of April 10, 2007.

                                        AIM                  AIM                    AIM
                                   MID CAP CORE           SMALL CAP                REAL
                                    EQUITY FUND          GROWTH FUND            ESTATE FUND
                                  SUB-ACCOUNT (E)        SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $752               $(3,309)               $11,462
 Net realized gain (loss) on
  security transactions                     --                 2,066                 (4,804)
 Net realized gain on
  distributions                         11,356                52,643                183,833
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (12,105)               (8,824)              (361,758)
                                     ---------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                                 3                42,576               (171,267)
                                     ---------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                              14,351                72,269                494,446
 Net transfers                          56,642                48,205                227,576
 Surrenders for benefit
  payments and fees                         (6)              (72,122)               (21,354)
 Net loan activity                          --                    --                    (67)
                                     ---------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     70,987                48,352                700,601
                                     ---------            ----------            -----------
 Net increase (decrease) in
  net assets                            70,990                90,928                529,334
NET ASSETS:
 Beginning of year                          --               408,789                437,447
                                     ---------            ----------            -----------
 End of year                           $70,990              $499,717               $966,781
                                     =========            ==========            ===========

(e)  Funded as of May 11, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      AIM                                ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN
                                   SMALL CAP         DOMINI SOCIAL           BALANCED             GROWTH AND
                                  EQUITY FUND         EQUITY FUND           SHARES FUND           INCOME FUND
                                SUB-ACCOUNT (C)       SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (F)
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $ --                  $(21)                $2,345                 $1
 Net realized gain (loss) on
  security transactions                 --                    78                    693                 --
 Net realized gain on
  distributions                          2                   179                 12,455                  8
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2)                 (285)               (13,335)                (9)
                                      ----              --------            -----------              -----
 Net increase (decrease) in
  net assets resulting from
  operations                            --                   (49)                 2,158                 --
                                      ----              --------            -----------              -----
UNIT TRANSACTIONS:
 Purchases                              80                 1,899                 51,537                113
 Net transfers                          --                 1,039                149,680                 --
 Surrenders for benefit
  payments and fees                     --                (1,513)              (127,382)                (3)
 Net loan activity                      --                    (7)                    --                 --
                                      ----              --------            -----------              -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     80                 1,418                 73,835                110
                                      ----              --------            -----------              -----
 Net increase (decrease) in
  net assets                            80                 1,369                 75,993                110
NET ASSETS:
 Beginning of year                      --                 2,062                 94,870                 --
                                      ----              --------            -----------              -----
 End of year                           $80                $3,431               $170,863               $110
                                      ====              ========            ===========              =====

                                ALLIANCEBERNSTEIN      ALLIANCEBERNSTEIN      ALLIANCEBERNSTEIN
                                  INTERNATIONAL          INTERNATIONAL              GLOBAL
                                   GROWTH FUND             VALUE FUND             VALUE FUND
                                 SUB-ACCOUNT (G)          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $383                 $19,544                  $537
 Net realized gain (loss) on
  security transactions                    (19)                 21,161                 2,993
 Net realized gain on
  distributions                          7,190                  77,935                 8,003
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,870)                (98,668)               (8,610)
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             5,684                  19,972                 2,923
                                    ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             120,522                 748,955                41,754
 Net transfers                          38,131                 676,479                 1,302
 Surrenders for benefit
  payments and fees                     (1,617)                (65,773)              (22,226)
 Net loan activity                          --                     (79)                   --
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    157,036               1,359,582                20,830
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets                           162,720               1,379,554                23,753
NET ASSETS:
 Beginning of year                          --                 424,534                76,591
                                    ----------            ------------            ----------
 End of year                          $162,720              $1,804,088              $100,344
                                    ==========            ============            ==========

(c)  Funded as of November 28, 2007.

(f)  Funded as of October 31, 2007.

(g)  Funded as of February 12, 2007.

                                                       AMERICAN FUNDS         AMERICAN FUNDS
                                  AMERICAN FUNDS          AMERICAN            CAPITAL INCOME
                                    AMCAP FUND          BALANCED FUND          BUILDER FUND
                                  SUB-ACCOUNT (D)      SUB-ACCOUNT (E)       SUB-ACCOUNT (D)
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(14)                $200                  $9,879
 Net realized gain (loss) on
  security transactions                     28                    2                  (1,838)
 Net realized gain on
  distributions                          1,268                  978                 137,362
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (987)              (1,821)               (130,564)
                                     ---------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               295                 (641)                 14,839
                                     ---------            ---------            ------------
UNIT TRANSACTIONS:
 Purchases                              28,209               23,744               1,877,462
 Net transfers                              --               21,622               1,254,320
 Surrenders for benefit
  payments and fees                     (3,165)                (515)                 (4,419)
 Net loan activity                         (16)                  (6)                    (20)
                                     ---------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     25,028               44,845               3,127,343
                                     ---------            ---------            ------------
 Net increase (decrease) in
  net assets                            25,323               44,204               3,142,182
NET ASSETS:
 Beginning of year                          --                   --                      --
                                     ---------            ---------            ------------
 End of year                           $25,323              $44,204              $3,142,182
                                     =========            =========            ============

(d) Funded as of April 10, 2007.

(e)  Funded as of May 11, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                   AMERICAN FUNDS         AMERICAN FUNDS        AMERICAN FUNDS         AMERICAN FUNDS
                                    EUROPACIFIC            FUNDAMENTAL                NEW              THE BOND FUND
                                    GROWTH FUND           INVESTORS FUND       PERSPECTIVE FUND          OF AMERICA
                                    SUB-ACCOUNT          SUB-ACCOUNT (H)        SUB-ACCOUNT (D)       SUB-ACCOUNT (I)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $23,613                $3,071                $1,269                 $6,233
 Net realized gain (loss) on
  security transactions                   (3,326)               (3,474)                  (15)                   978
 Net realized gain on
  distributions                          131,524                16,132                 6,137                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (20,583)              (12,985)               (6,459)                (3,662)
                                    ------------            ----------             ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             131,228                 2,744                   932                  3,549
                                    ------------            ----------             ---------             ----------
UNIT TRANSACTIONS:
 Purchases                               829,881               354,062                72,664                348,330
 Net transfers                           846,409                    19                29,393                 46,964
 Surrenders for benefit
  payments and fees                      (73,511)                3,519                (3,071)               (10,292)
 Net loan activity                           (65)                   --                   (32)                   (51)
                                    ------------            ----------             ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,602,714               357,600                98,954                384,951
                                    ------------            ----------             ---------             ----------
 Net increase (decrease) in
  net assets                           1,733,942               360,344                99,886                388,500
NET ASSETS:
 Beginning of year                       305,654                    --                    --                     --
                                    ------------            ----------             ---------             ----------
 End of year                          $2,039,596              $360,344               $99,886               $388,500
                                    ============            ==========             =========             ==========

                                                                                AMERICAN FUNDS
                                   AMERICAN FUNDS         AMERICAN FUNDS        THE INVESTMENT
                                  THE GROWTH FUND        THE INCOME FUND           COMPANY
                                  OF AMERICA FUND           OF AMERICA            OF AMERICA
                                    SUB-ACCOUNT          SUB-ACCOUNT (J)       SUB-ACCOUNT (D)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $23,279                $5,910                  $641
 Net realized gain (loss) on
  security transactions                   86,006                 1,507                   172
 Net realized gain on
  distributions                          384,602                43,033                13,762
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (215,909)              (56,585)              (22,304)
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             277,978                (6,135)               (7,729)
                                    ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             2,968,356               467,877               188,850
 Net transfers                         2,082,762               467,671               103,979
 Surrenders for benefit
  payments and fees                     (188,694)               (3,197)               (1,064)
 Net loan activity                          (434)                  (25)                   (8)
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    4,861,990               932,326               291,757
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets                           5,139,968               926,191               284,028
NET ASSETS:
 Beginning of year                     1,748,525                    --                    --
                                    ------------            ----------            ----------
 End of year                          $6,888,493              $926,191              $284,028
                                    ============            ==========            ==========

(d) Funded as of April 10, 2007.

(h) Funded as of June 4, 2007.

(i)  Funded as of February 27, 2007.

(j)  Funded as of February 6, 2007.

                                   AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS
                                      THE NEW             WASHINGTON            AMERICAN
                                    ECONOMY FUND       MUTUAL INVESTORS        MUTUAL FUND
                                  SUB-ACCOUNT (I)         SUB-ACCOUNT        SUB-ACCOUNT (D)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,350                  $92                 $26
 Net realized gain (loss) on
  security transactions                  (3,946)                 (63)                 (6)
 Net realized gain on
  distributions                          33,850                1,643                 315
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (35,775)              (2,043)               (504)
                                     ----------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                             (4,521)                (371)               (169)
                                     ----------            ---------             -------
UNIT TRANSACTIONS:
 Purchases                              149,078               30,775               7,736
 Net transfers                          275,706                3,446                (229)
 Surrenders for benefit
  payments and fees                       2,243               (3,782)               (239)
 Net loan activity                           (3)                 (31)                 (5)
                                     ----------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     427,024               30,408               7,263
                                     ----------            ---------             -------
 Net increase (decrease) in
  net assets                            422,503               30,037               7,094
NET ASSETS:
 Beginning of year                           --                  306                  --
                                     ----------            ---------             -------
 End of year                           $422,503              $30,343              $7,094
                                     ==========            =========             =======

(d) Funded as of April 10, 2007.

(i)  Funded as of February 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   AMERICAN FUNDS
                                   CAPITAL WORLD          AMERICAN FUNDS            ARIEL
                                      GROWTH &               SMALLCAP           APPRECIATION
                                    INCOME FUND             WORLD FUND              FUND              ARIEL FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (H)         SUB-ACCOUNT          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $39,954                $1,796                 $(49)               $(115)
 Net realized gain (loss) on
  security transactions                    5,239                (2,636)                (308)                (653)
 Net realized gain on
  distributions                          299,091                16,975                3,161                1,893
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (30,980)              (17,446)              (4,450)              (2,093)
                                    ------------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             313,304                (1,311)              (1,646)                (968)
                                    ------------            ----------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                             1,523,737               182,906               17,965                4,500
 Net transfers                         1,761,596                  (964)                (733)               3,802
 Surrenders for benefit
  payments and fees                     (393,167)                2,696               (1,962)                  13
 Net loan activity                          (232)                   --                   (6)                  --
                                    ------------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,891,934               184,638               15,264                8,315
                                    ------------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets                           3,205,238               183,327               13,618                7,347
NET ASSETS:
 Beginning of year                     1,188,502                    --               21,711                8,013
                                    ------------            ----------            ---------            ---------
 End of year                          $4,393,740              $183,327              $35,329              $15,360
                                    ============            ==========            =========            =========


                                     ARTISAN
                                     MID CAP             LIFEPATH 2010           LIFEPATH 2020
                                    VALUE FUND             PORTFOLIO               PORTFOLIO
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(2,094)                $13,569                 $24,013
 Net realized gain (loss) on
  security transactions                   (688)                    369                     855
 Net realized gain on
  distributions                         96,562                  29,164                  71,739
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (97,015)                (41,070)                (90,095)
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (3,235)                  2,032                   6,512
                                    ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             279,915                 264,776                 990,529
 Net transfers                         (49,594)                724,931                 527,719
 Surrenders for benefit
  payments and fees                    (65,272)                 (7,342)                (85,590)
 Net loan activity                         (60)                   (120)                    (50)
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    164,989                 982,245               1,432,608
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets                           161,754                 984,277               1,439,120
NET ASSETS:
 Beginning of year                     694,904                  33,439                 596,498
                                    ----------            ------------            ------------
 End of year                          $856,658              $1,017,716              $2,035,618
                                    ==========            ============            ============

(h) Funded as of June 4, 2007.

                                                                                      LIFEPATH
                                    LIFEPATH 2030           LIFEPATH 2040            RETIREMENT
                                      PORTFOLIO               PORTFOLIO              PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $20,107                 $11,369                $2,054
 Net realized gain (loss) on
  security transactions                    (1,521)                    492                   (88)
 Net realized gain on
  distributions                            82,732                  45,249                 2,438
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (113,696)                (76,617)               (2,646)
                                     ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              (12,378)                (19,507)                1,758
                                     ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                              1,086,719                 618,102                62,305
 Net transfers                            484,918                 646,919                19,236
 Surrenders for benefit
  payments and fees                       (21,342)                (34,837)                 (818)
 Net loan activity                            (95)                    (39)                   --
                                     ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,550,200               1,230,145                80,723
                                     ------------            ------------            ----------
 Net increase (decrease) in
  net assets                            1,537,822               1,210,638                82,481
NET ASSETS:
 Beginning of year                        381,266                 209,714                23,317
                                     ------------            ------------            ----------
 End of year                           $1,919,088              $1,420,352              $105,798
                                     ============            ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                         BLACKROCK          CALVERT SOCIAL
                                      BARON             GOVERNMENT         INVESTMENT FUND      CALVERT LARGE CAP
                                 SMALL CAP FUND         INCOME FUND        EQUITY PORTFOLIO        GROWTH FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (E)        SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(321)                $151               $(1,664)                $(649)
 Net realized gain (loss) on
  security transactions                 1,366                   --                    (8)                1,840
 Net realized gain on
  distributions                         3,178                   --                15,873                 1,364
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,042                  243                 5,028                10,369
                                    ---------            ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            5,265                  394                19,229                12,924
                                    ---------            ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             25,515                9,218               104,396                43,011
 Net transfers                        (38,327)               1,072                14,192               (34,123)
 Surrenders for benefit
  payments and fees                    (8,635)                 (32)               (1,463)               (5,762)
 Net loan activity                         (5)                  --                    --                    (7)
                                    ---------            ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (21,452)              10,258               117,125                 3,119
                                    ---------            ---------            ----------            ----------
 Net increase (decrease) in
  net assets                          (16,187)              10,652               136,354                16,043
NET ASSETS:
 Beginning of year                     65,320                   --               135,708               110,572
                                    ---------            ---------            ----------            ----------
 End of year                          $49,133              $10,652              $272,062              $126,615
                                    =========            =========            ==========            ==========

                                                      COLUMBIA MARSICO
                                 CALVERT SOCIAL         INTERNATIONAL        COLUMBIA MARSICO
                                   INVESTMENT           OPPORTUNITIES             GROWTH
                                    BOND FUND               FUND                   FUND
                                 SUB-ACCOUNT (K)       SUB-ACCOUNT (D)        SUB-ACCOUNT (L)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $452                   $82                  $(118)
 Net realized gain (loss) on
  security transactions                     4                    (2)                    34
 Net realized gain on
  distributions                           438                 1,364                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (124)                  332                    654
                                    ---------             ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              770                 1,776                    570
                                    ---------             ---------              ---------
UNIT TRANSACTIONS:
 Purchases                             19,178                16,602                 46,225
 Net transfers                         29,152                    --                 28,476
 Surrenders for benefit
  payments and fees                      (864)                 (499)                   895
 Net loan activity                         (8)                   --                     --
                                    ---------             ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    47,458                16,103                 75,596
                                    ---------             ---------              ---------
 Net increase (decrease) in
  net assets                           48,228                17,879                 76,166
NET ASSETS:
 Beginning of year                         --                    --                     --
                                    ---------             ---------              ---------
 End of year                          $48,228               $17,879                $76,166
                                    =========             =========              =========

(d) Funded as of April 10, 2007.

(e)  Funded as of May 11, 2007.

(k) Funded as of February 1, 2007.

(l)  Funded as of July 2, 2007.

                                        CRM                                        DAVIS
                                      MID CAP                DAVIS                NEW YORK
                                     VALUE FUND         FINANCIAL FUND          VENTURE FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (A)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $208                $(1)                  $12,413
 Net realized gain (loss) on
  security transactions                   2,004                 --                     6,574
 Net realized gain on
  distributions                          17,616                 23                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (3,460)               (49)                    7,199
                                     ----------              -----              ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             16,368                (27)                   26,186
                                     ----------              -----              ------------
UNIT TRANSACTIONS:
 Purchases                               84,657                 40                 1,078,553
 Net transfers                          (32,543)               231                   486,702
 Surrenders for benefit
  payments and fees                     (29,682)                (1)                  (84,099)
 Net loan activity                           (6)                --                       (51)
                                     ----------              -----              ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      22,426                270                 1,481,105
                                     ----------              -----              ------------
 Net increase (decrease) in
  net assets                             38,794                243                 1,507,291
NET ASSETS:
 Beginning of year                      157,451                 --                   506,819
                                     ----------              -----              ------------
 End of year                           $196,245               $243                $2,014,110
                                     ==========              =====              ============

(a)  Funded as of March 21, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                            DREYFUS
                                                        LIFETIME GROWTH           DREYFUS               DREYFUS
                                       DAVIS               AND INCOME         LIFETIME GROWTH       LIFETIME INCOME
                                 OPPORTUNITY FUND          PORTFOLIO             PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (M)         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $327                 $8,197                $2,195                $5,820
 Net realized gain (loss) on
  security transactions                 (4,626)                   464                 3,760                   202
 Net realized gain on
  distributions                          4,930                 28,542                22,929                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (11,661)               (20,213)              (21,613)                1,934
                                     ---------             ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (11,030)                16,990                 7,271                 7,956
                                     ---------             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              82,712                 92,300                61,228                13,191
 Net transfers                              --                 12,608               (37,869)               (2,134)
 Surrenders for benefit
  payments and fees                      5,233                (50,891)               (3,774)               (8,912)
 Net loan activity                          (5)                   (12)                   (9)                   --
                                     ---------             ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     87,940                 54,005                19,576                 2,145
                                     ---------             ----------            ----------            ----------
 Net increase (decrease) in
  net assets                            76,910                 70,995                26,847                10,101
NET ASSETS:
 Beginning of year                          --                372,609               219,191               177,468
                                     ---------             ----------            ----------            ----------
 End of year                           $76,910               $443,604              $246,038              $187,569
                                     =========             ==========            ==========            ==========


                                      DREYFUS                DREYFUS              DREYFUS
                                    PREMIER CORE             MIDCAP           SMALLCAP STOCK
                                     BOND FUND             INDEX FUND           INDEX FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $43,002                  $94                   $8
 Net realized gain (loss) on
  security transactions                     (260)               4,362                  549
 Net realized gain on
  distributions                            2,688                4,456                1,349
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (17,663)              (3,095)              (2,104)
                                    ------------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              27,767                5,817                 (198)
                                    ------------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                               177,911               27,884                4,429
 Net transfers                            55,959              (41,176)               2,475
 Surrenders for benefit
  payments and fees                      (68,265)                (495)                 (30)
 Net loan activity                          (112)                  --                   --
                                    ------------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      165,493              (13,787)               6,874
                                    ------------            ---------            ---------
 Net increase (decrease) in
  net assets                             193,260               (7,970)               6,676
NET ASSETS:
 Beginning of year                       925,995               58,281                9,420
                                    ------------            ---------            ---------
 End of year                          $1,119,255              $50,311              $16,096
                                    ============            =========            =========

(m) Funded as of July 6, 2007.

                                       DREYFUS              EATON VANCE           EATON VANCE
                                  PREMIER SMALL CAP          LARGE-CAP             DIVIDEND
                                      VALUE FUND             VALUE FUND          BUILDER FUND
                                   SUB-ACCOUNT (VV)         SUB-ACCOUNT         SUB-ACCOUNT (N)
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(1)                    $603                 $152
 Net realized gain (loss) on
  security transactions                    (18)                      (1)                 116
 Net realized gain on
  distributions                             --                    1,706                3,034
 Net unrealized appreciation
  (depreciation) of
  investments during the year               26                    5,536               (1,245)
                                        ------               ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                                 7                    7,844                2,057
                                        ------               ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                  --                  281,664               45,454
 Net transfers                            (876)                      --                5,370
 Surrenders for benefit
  payments and fees                         --                   (2,176)              (3,599)
 Net loan activity                          --                       --                   --
                                        ------               ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (876)                 279,488               47,225
                                        ------               ----------            ---------
 Net increase (decrease) in
  net assets                              (869)                 287,332               49,282
NET ASSETS:
 Beginning of year                         869                       47                   --
                                        ------               ----------            ---------
 End of year                              $ --                 $287,379              $49,282
                                        ======               ==========            =========

(vv) Sub-Account not funded at December 31, 2007.

(n) Funded as of January 12, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   EATON VANCE                               ALGER CAPITAL
                                    WORLDWIDE           EATON VANCE           APPRECIATION          ALGER MIDCAP
                                     HEALTH             INCOME FUND          INSTITUTIONAL             GROWTH
                                  SCIENCES FUND          OF BOSTON             PORTFOLIO         INSTITUTIONAL FUND
                                 SUB-ACCOUNT (N)      SUB-ACCOUNT (A)       SUB-ACCOUNT (K)         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(6)                $3,480                 $(420)                $(193)
 Net realized gain (loss) on
  security transactions                   --                     (2)                  (88)                    8
 Net realized gain on
  distributions                          200                     --                    --                38,361
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (185)                (2,020)               25,040               (25,662)
                                     -------             ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               9                  1,458                24,532                12,514
                                     -------             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             1,327                241,565                88,406                62,267
 Net transfers                            --                 56,660               140,252               187,372
 Surrenders for benefit
  payments and fees                       --                 (1,529)              (12,611)               (1,046)
 Net loan activity                        --                     (6)                   --                    --
                                     -------             ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,327                296,690               216,047               248,593
                                     -------             ----------            ----------            ----------
 Net increase (decrease) in
  net assets                           1,336                298,148               240,579               261,107
NET ASSETS:
 Beginning of year                        --                     --                    --                   264
                                     -------             ----------            ----------            ----------
 End of year                          $1,336               $298,148              $240,579              $261,371
                                     =======             ==========            ==========            ==========

                                                                               FEDERATED
                                    FIDELITY              FIDELITY           FUND FOR U.S.
                                 ADVISOR EQUITY        ADVISOR VALUE          GOVERNMENT
                                   GROWTH FUND        STRATEGIES FUND       SECURITIES FUND
                                 SUB-ACCOUNT (B)        SUB-ACCOUNT         SUB-ACCOUNT (O)
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(33)              $(2,575)                $63
 Net realized gain (loss) on
  security transactions                     5                  (830)                 --
 Net realized gain on
  distributions                            --               115,311                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (240)              (93,765)                  9
                                    ---------            ----------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                             (268)               18,141                  72
                                    ---------            ----------             -------
UNIT TRANSACTIONS:
 Purchases                             13,559               135,146               5,717
 Net transfers                             --                27,822                  --
 Surrenders for benefit
  payments and fees                      (766)              (54,087)                 (1)
 Net loan activity                         (9)                   (1)                 --
                                    ---------            ----------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    12,784               108,880               5,716
                                    ---------            ----------             -------
 Net increase (decrease) in
  net assets                           12,516               127,021               5,788
NET ASSETS:
 Beginning of year                         --               607,395                  --
                                    ---------            ----------             -------
 End of year                          $12,516              $734,416              $5,788
                                    =========            ==========             =======

(a)  Funded as of March 21, 2007.

(b) Funded as of April 12, 2007.

(k) Funded as of February 1, 2007.

(n) Funded as of January 12, 2007.

(o) Funded as of October 25, 2007.

                                     FEDERATED
                                      MID CAP                                   FEDERATED
                                      GROWTH              FEDERATED             SHORT-TERM
                                  STRATEGIES FUND        KAUFMAN FUND          INCOME FUND
                                  SUB-ACCOUNT (P)      SUB-ACCOUNT (G)         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $ --                   $(690)               $5,470
 Net realized gain (loss) on
  security transactions                   --                      83                   243
 Net realized gain on
  distributions                            5                  21,313                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (5)                 (7,420)                 (556)
                                       -----              ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              --                  13,286                 5,157
                                       -----              ----------            ----------
UNIT TRANSACTIONS:
 Purchases                               210                 206,904                14,609
 Net transfers                            --                  70,492                 5,253
 Surrenders for benefit
  payments and fees                       --                     450               (38,816)
 Net loan activity                        --                      --                    --
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      210                 277,846               (18,954)
                                       -----              ----------            ----------
 Net increase (decrease) in
  net assets                             210                 291,132               (13,797)
                                       -----              ----------            ----------
NET ASSETS:
 Beginning of year                        --                      --               145,759
                                       -----              ----------            ----------
 End of year                            $210                $291,132              $131,962
                                       =====              ==========            ==========

(p) Funded as of October 29, 2007.

(g)  Funded as of February 12, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    TEMPLETON             FRANKLIN              TEMPLETON              FRANKLIN
                                    DEVELOPING              HIGH                 GLOBAL               SMALL CAP
                                  MARKETS TRUST          INCOME FUND            BOND FUND             VALUE FUND
                                 SUB-ACCOUNT (A)       SUB-ACCOUNT (Q)       SUB-ACCOUNT (M)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $7,280                 $257                $1,550                 $1,440
 Net realized gain (loss) on
  security transactions                   (633)                  --                   951                 (2,240)
 Net realized gain on
  distributions                         58,492                   --                    49                 15,287
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (38,630)                (244)                 (611)               (45,552)
                                    ----------            ---------             ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            26,509                   13                 1,939                (31,065)
                                    ----------            ---------             ---------             ----------
UNIT TRANSACTIONS:
 Purchases                             299,766               16,369                52,098                190,306
 Net transfers                         189,259                   --                    --                224,941
 Surrenders for benefit
  payments and fees                    (16,123)                 (67)                 (947)                (2,962)
 Net loan activity                         (28)                  --                    --                    (29)
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    472,874               16,302                51,151                412,256
                                    ----------            ---------             ---------             ----------
 Net increase (decrease) in
  net assets                           499,383               16,315                53,090                381,191
                                    ----------            ---------             ---------             ----------
NET ASSETS:
 Beginning of year                          --                   --                    --                 37,968
                                    ----------            ---------             ---------             ----------
 End of year                          $499,383              $16,315               $53,090               $419,159
                                    ==========            =========             =========             ==========


                                      MUTUAL               TEMPLETON               FRANKLIN
                                  DISCOVERY FUND          GROWTH FUND            INCOME FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $12,548                 $7,922                 $14,858
 Net realized gain (loss) on
  security transactions                 (2,773)                (6,198)                 (1,222)
 Net realized gain on
  distributions                         16,881                 54,966                  23,260
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (26,904)               (74,342)                (45,575)
                                    ----------            -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (248)               (17,652)                 (8,679)
                                    ----------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                             806,600                562,106                 709,063
 Net transfers                           9,241                274,997                 379,127
 Surrenders for benefit
  payments and fees                      2,603               (117,088)                 (5,072)
 Net loan activity                          (5)                   (22)                    (58)
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    818,439                719,993               1,083,060
                                    ----------            -----------            ------------
 Net increase (decrease) in
  net assets                           818,191                702,341               1,074,381
                                    ----------            -----------            ------------
NET ASSETS:
 Beginning of year                       1,573                117,215                     563
                                    ----------            -----------            ------------
 End of year                          $819,764               $819,556              $1,074,944
                                    ==========            ===========            ============

(a)  Funded as of March 21, 2007.

(q) Funded as of July 19, 2007.

(m) Funded as of July 6, 2007.

                                     FRANKLIN              FRANKLIN
                                     CAPITAL            BALANCE SHEET              MUTUAL
                                   GROWTH FUND         INVESTMENT FUND          BEACON FUND
                                 SUB-ACCOUNT (R)         SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1                   $27,526               $12,053
 Net realized gain (loss) on
  security transactions                  --                     8,806                (2,549)
 Net realized gain on
  distributions                           3                   400,586                24,138
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (5)                 (623,162)              (52,464)
                                       ----              ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (1)                 (186,244)              (18,822)
                                       ----              ------------            ----------
UNIT TRANSACTIONS:
 Purchases                               83                   909,382               125,503
 Net transfers                           --                  (252,554)              347,320
 Surrenders for benefit
  payments and fees                      (4)                 (386,495)               (4,114)
 Net loan activity                       --                       (81)                  (36)
                                       ----              ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      79                   270,252               468,673
                                       ----              ------------            ----------
 Net increase (decrease) in
  net assets                             78                    84,008               449,851
NET ASSETS:
 Beginning of year                       --                 4,466,179                 1,531
                                       ----              ------------            ----------
 End of year                            $78                $4,550,187              $451,382
                                       ====              ============            ==========

(r)  Funded as of June 1, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                    FRANKLIN              FRANKLIN
                                      FRANKLIN                FRANKLIN              TEMPLETON            TEMPLETON
                                       MUTUAL              SMALL-MID CAP          CONSERVATIVE             GROWTH
                                    SHARES FUND             GROWTH FUND              TARGET             TARGET FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (H)        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $61,925                $(13,239)                $174                $1,979
 Net realized gain (loss) on
  security transactions                    2,385                   8,341                 (910)               (2,962)
 Net realized gain on
  distributions                          107,543                 262,623                  100                 2,358
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (135,363)               (109,764)                 (80)                 (767)
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              36,490                 147,961                 (716)                  608
                                    ------------            ------------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                               738,106                 337,155               11,878               118,258
 Net transfers                           382,451                  56,831                   31                19,709
 Surrenders for benefit
  payments and fees                     (289,487)               (220,572)              (1,366)                2,859
 Net loan activity                          (283)                   (118)                  --                    --
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      830,787                 173,296               10,543               140,826
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets                             867,277                 321,257                9,827               141,434
NET ASSETS:
 Beginning of year                     2,494,447               1,363,017                   --                   971
                                    ------------            ------------            ---------            ----------
 End of year                          $3,361,724              $1,684,274               $9,827              $142,405
                                    ============            ============            =========            ==========

                                     FRANKLIN
                                    TEMPLETON                               GE PREMIER
                                     MODERATE          TEMPLETON              GROWTH
                                   TARGET FUND       FOREIGN FUND           EQUITY FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $7,460             $33,870               $(32)
 Net realized gain (loss) on
  security transactions                 (1,707)            155,115                  3
 Net realized gain on
  distributions                          6,905             800,936                799
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (5,678)           (322,341)              (714)
                                    ----------       -------------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                             6,980             667,580                 56
                                    ----------       -------------            -------
UNIT TRANSACTIONS:
 Purchases                             366,616             750,563              7,537
 Net transfers                          66,091              19,066                195
 Surrenders for benefit
  payments and fees                     (2,035)         (1,102,368)              (187)
 Net loan activity                          --                 (92)                --
                                    ----------       -------------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    430,672            (332,831)             7,545
                                    ----------       -------------            -------
 Net increase (decrease) in
  net assets                           437,652             334,749              7,601
NET ASSETS:
 Beginning of year                       9,321           3,533,487              1,222
                                    ----------       -------------            -------
 End of year                          $446,973          $3,868,236             $8,823
                                    ==========       =============            =======

(h) Funded as of June 4, 2007.

                                   GOLDMAN SACHS        GOLDMAN SACHS        GOLDMAN SACHS
                                      CAPITAL            CORE FIXED           GOVERNMENT
                                    GROWTH FUND          INCOME FUND          INCOME FUND
                                  SUB-ACCOUNT (D)      SUB-ACCOUNT (S)      SUB-ACCOUNT (T)
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(19)                 $20                  $168
 Net realized gain (loss) on
  security transactions                    (1)                  --                    --
 Net realized gain on
  distributions                            23                   --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             108                   24                   402
                                      -------              -------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              111                   44                   570
                                      -------              -------             ---------
UNIT TRANSACTIONS:
 Purchases                              2,103                1,919                21,804
 Net transfers                             --                   --                    --
 Surrenders for benefit
  payments and fees                       (66)                 (28)                  (31)
 Net loan activity                         (1)                  --                    --
                                      -------              -------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,036                1,891                21,773
                                      -------              -------             ---------
 Net increase (decrease) in
  net assets                            2,147                1,935                22,343
NET ASSETS:
 Beginning of year                         --                   --                    --
                                      -------              -------             ---------
 End of year                           $2,147               $1,935               $22,343
                                      =======              =======             =========

(d) Funded as of April 10, 2007.

(s)  Funded as of July 23, 2007.

(t)  Funded as of July 3, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   GOLDMAN SACHS          GOLDMAN SACHS          GOLDMAN SACHS          GOLDMAN SACHS
                                     GROWTH &                GROWTH                 MID CAP               SMALL CAP
                                    INCOME FUND        OPPORTUNITIES FUND          VALUE FUND             VALUE FUND
                                  SUB-ACCOUNT (H)        SUB-ACCOUNT (D)          SUB-ACCOUNT          SUB-ACCOUNT (D)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,971                 $(36)                   $6,068                 $(445)
 Net realized gain (loss) on
  security transactions                  (3,307)                  34                   (17,303)               (5,565)
 Net realized gain on
  distributions                          82,995                  569                   346,855                37,518
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (104,307)                (214)                 (394,176)              (47,352)
                                    -----------              -------              ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (22,648)                 353                   (58,556)              (15,844)
                                    -----------              -------              ------------            ----------
UNIT TRANSACTIONS:
 Purchases                              746,767                4,936                 1,374,611               183,441
 Net transfers                           (3,709)                  --                 1,378,135                46,492
 Surrenders for benefit
  payments and fees                       3,526                 (817)                 (202,771)                3,067
 Net loan activity                           --                   --                      (237)                  (15)
                                    -----------              -------              ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     746,584                4,119                 2,549,738               232,985
                                    -----------              -------              ------------            ----------
 Net increase (decrease) in
  net assets                            723,936                4,472                 2,491,182               217,141
NET ASSETS:
 Beginning of year                           --                   --                   831,096                    --
                                    -----------              -------              ------------            ----------
 End of year                           $723,936               $4,472                $3,322,278              $217,141
                                    ===========              =======              ============            ==========

                                  GOLDMAN SACHS           JOHN HANCOCK              HARTFORD
                                       HIGH                SMALL CAP                ADVISERS
                                    YIELD FUND            EQUITY FUND               HLS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $20,997                $(10,750)                $97,228
 Net realized gain (loss) on
  security transactions                 (1,133)                 23,881                   5,205
 Net realized gain on
  distributions                             --                      --                 629,319
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (19,589)                  4,562                (409,432)
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               275                  17,693                 322,320
                                    ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             123,942                 275,025                 526,409
 Net transfers                          11,012                (124,530)                (86,889)
 Surrenders for benefit
  payments and fees                    (38,197)               (274,045)               (249,331)
 Net loan activity                         (22)                    (54)                    (96)
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     96,735                (123,604)                190,093
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets                            97,010                (105,911)                512,413
NET ASSETS:
 Beginning of year                     228,892               1,599,019               5,383,554
                                    ----------            ------------            ------------
 End of year                          $325,902              $1,493,108              $5,895,967
                                    ==========            ============            ============

(d) Funded as of April 10, 2007.

(h) Funded as of June 4, 2007.

                                        HARTFORD            HARTFORD            HARTFORD
                                        LARGECAP              TOTAL              CAPITAL
                                         GROWTH            RETURN BOND        APPRECIATION
                                        HLS FUND            HLS FUND            HLS FUND
                                 SUB-ACCOUNT (U)(V)(W)     SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $(252)             $402,890           $(123,183)
 Net realized gain (loss) on
  security transactions                     6,273                (5,657)             65,750
 Net realized gain on
  distributions                            10,198                    --           4,225,639
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (12,894)              (87,652)           (540,840)
                                       ----------         -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                                3,325               309,581           3,627,366
                                       ----------         -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                 58,201             1,850,098           3,393,155
 Net transfers                             15,607               910,097             190,070
 Surrenders for benefit
  payments and fees                          (528)           (1,030,129)         (2,668,822)
 Net loan activity                             --                  (287)               (629)
                                       ----------         -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        73,280             1,729,779             913,774
                                       ----------         -------------       -------------
 Net increase (decrease) in
  net assets                               76,605             2,039,360           4,541,140
NET ASSETS:
 Beginning of year                         88,143             6,803,965          22,164,416
                                       ----------         -------------       -------------
 End of year                             $164,748            $8,843,325         $26,705,556
                                       ==========         =============       =============

(u) Effective February 5, 2007, Hartford LargeCap Growth HLS Fund merged with Hartford Blue Chip Stock HLS Fund.

(v)  Formerly Hartford Blue Chip Stock HLS Fund. Change effective February 5,
     2007.

(w) Funded as of February 2, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 HARTFORD                HARTFORD             HARTFORD
                                 DIVIDEND                 GLOBAL               GLOBAL               HARTFORD
                                AND GROWTH               ADVISERS          COMMUNICATIONS        GLOBAL HEALTH
                                 HLS FUND                HLS FUND             HLS FUND              HLS FUND
                                SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (X)        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $102,932                  $145                 $1                 $(4,500)
 Net realized gain (loss) on
  security transactions               66,504                    49                 --                   2,706
 Net realized gain on
  distributions                      769,236                 7,930                 --                 124,400
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (227,041)                5,322                 (1)                (80,767)
                               -------------            ----------              -----              ----------
 Net increase (decrease) in
  net assets resulting from
  operations                         711,631                13,446                 --                  41,839
                               -------------            ----------              -----              ----------
UNIT TRANSACTIONS:
 Purchases                         1,276,297                10,830                189                 209,682
 Net transfers                       324,379                13,316                 --                 (17,657)
 Surrenders for benefit
  payments and fees               (1,405,578)               (3,486)                (4)                (67,015)
 Net loan activity                      (141)                   --                 --                     (60)
                               -------------            ----------              -----              ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  194,957                20,660                185                 124,950
                               -------------            ----------              -----              ----------
 Net increase (decrease) in
  net assets                         906,588                34,106                185                 166,789
NET ASSETS:
 Beginning of year                 8,859,313                81,870                 --                 738,266
                               -------------            ----------              -----              ----------
 End of year                      $9,765,901              $115,976               $185                $905,055
                               =============            ==========              =====              ==========

                                                          HARTFORD
                                    HARTFORD               GLOBAL               HARTFORD
                                  GLOBAL GROWTH          TECHNOLOGY              GROWTH
                                    HLS FUND              HLS FUND              HLS FUND
                                 SUB-ACCOUNT (R)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $ --                 $(1,351)              $(1,215)
 Net realized gain (loss) on
  security transactions                  --                   1,614                  (124)
 Net realized gain on
  distributions                           8                      --                11,955
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (5)                 22,256                10,390
                                      -----              ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              3                  22,519                21,006
                                      -----              ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              113                 103,352                65,012
 Net transfers                           --                  10,570                43,390
 Surrenders for benefit
  payments and fees                      (2)                (13,555)               (3,129)
 Net loan activity                       --                     (26)                   --
                                      -----              ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     111                 100,341               105,273
                                      -----              ----------            ----------
 Net increase (decrease) in
  net assets                            114                 122,860               126,279
NET ASSETS:
 Beginning of year                       --                 153,126                66,828
                                      -----              ----------            ----------
 End of year                           $114                $275,986              $193,107
                                      =====              ==========            ==========

(r)  Funded as of June 1, 2007.

(x)  Funded as of November 16, 2007.

                                      HARTFORD                                      HARTFORD
                                       GROWTH                HARTFORD            INTERNATIONAL
                                   OPPORTUNITIES              INDEX                  GROWTH
                                      HLS FUND               HLS FUND               HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (Y)
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,410)                $73,199                   $30
 Net realized gain (loss) on
  security transactions                      96                  31,912                 3,435
 Net realized gain on
  distributions                          55,549                 383,478                21,886
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (13,371)               (193,954)                1,523
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             40,864                 294,635                26,874
                                     ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                              188,749                 947,234                32,670
 Net transfers                          134,094                 122,536               (27,438)
 Surrenders for benefit
  payments and fees                      (7,089)               (618,099)               (5,599)
 Net loan activity                           (7)                   (521)                  (13)
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     315,747                 451,150                  (380)
                                     ----------            ------------            ----------
 Net increase (decrease) in
  net assets                            356,611                 745,785                26,494
NET ASSETS:
 Beginning of year                       39,224               6,031,320               104,176
                                     ----------            ------------            ----------
 End of year                           $395,835              $6,777,105              $130,670
                                     ==========            ============            ==========

(y) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    HARTFORD                                                           HARTFORD
                                  INTERNATIONAL       HARTFORD                 HARTFORD                MORTGAGE
                                  OPPORTUNITIES        MIDCAP                MONEY MARKET             SECURITIES
                                    HLS FUND          HLS FUND                 HLS FUND                HLS FUND
                                 SUB-ACCOUNT (Z)     SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $9                 $273                 $177,843               $39,364
 Net realized gain (loss) on
  security transactions                   --               64,613                       --                  (282)
 Net realized gain on
  distributions                          234            1,294,803                       --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (219)            (230,900)                      --               (17,339)
                                     -------        -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              24            1,128,789                  177,843                21,743
                                     -------        -------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                             1,562            1,423,629                3,721,564               103,484
 Net transfers                            --              (69,664)                 277,343               (47,732)
 Surrenders for benefit
  payments and fees                       (8)          (1,494,356)              (1,515,702)              (81,789)
 Net loan activity                        --                  (63)                    (192)                  (18)
                                     -------        -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,554             (140,454)               2,483,013               (26,055)
                                     -------        -------------            -------------            ----------
 Net increase (decrease) in
  net assets                           1,578              988,335                2,660,856                (4,312)
NET ASSETS:
 Beginning of year                        --            7,573,448                2,738,056               839,207
                                     -------        -------------            -------------            ----------
 End of year                          $1,578           $8,561,783               $5,398,912              $834,895
                                     =======        =============            =============            ==========


                                      HARTFORD               HARTFORD                HARTFORD
                                   SMALL COMPANY          SMALLCAP GROWTH             STOCK
                                      HLS FUND               HLS FUND                HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(12,344)                $(183)                 $22,286
 Net realized gain (loss) on
  security transactions                   64,091                    36                   12,045
 Net realized gain on
  distributions                          363,403                 2,700                  603,441
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (69,174)               (3,980)                (414,123)
                                    ------------             ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             345,976                (1,427)                 223,649
                                    ------------             ---------             ------------
UNIT TRANSACTIONS:
 Purchases                               518,388                17,583                  525,305
 Net transfers                           (62,851)                7,301                 (311,193)
 Surrenders for benefit
  payments and fees                     (993,113)               (5,074)                (418,733)
 Net loan activity                           (34)                  (15)                     (41)
                                    ------------             ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (537,610)               19,795                 (204,662)
                                    ------------             ---------             ------------
 Net increase (decrease) in
  net assets                            (191,634)               18,368                   18,987
NET ASSETS:
 Beginning of year                     2,611,549                16,410                4,139,301
                                    ------------             ---------             ------------
 End of year                          $2,419,915               $34,778               $4,158,288
                                    ============             =========             ============

(z)  Funded as of September 28, 2007.

                                      HARTFORD
                                        VALUE            HOTCHKIS AND WILEY              AIM
                                    OPPORTUNITIES             LARGE CAP               FINANCIAL
                                      HLS FUND               VALUE FUND             SERVICES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $7,297                  $2,080                  $4,696
 Net realized gain (loss) on
  security transactions                     (466)                 (7,949)                  1,845
 Net realized gain on
  distributions                          126,794                  60,274                  53,229
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (227,163)               (150,288)               (177,730)
                                     -----------             -----------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (93,538)                (95,883)               (117,960)
                                     -----------             -----------             -----------
UNIT TRANSACTIONS:
 Purchases                               470,294                 360,935                  57,265
 Net transfers                           232,859                 (29,107)                 13,264
 Surrenders for benefit
  payments and fees                      (24,825)               (140,183)                (53,238)
 Net loan activity                           (22)                    (54)                    (46)
                                     -----------             -----------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      678,306                 191,591                  17,245
                                     -----------             -----------             -----------
 Net increase (decrease) in
  net assets                             584,768                  95,708                (100,715)
NET ASSETS:
 Beginning of year                       290,342                 581,716                 498,686
                                     -----------             -----------             -----------
 End of year                            $875,110                $677,424                $397,971
                                     ===========             ===========             ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                 IVY GLOBAL
                                        AIM                   AIM                 NATURAL             JANUS ADVISER
                                   LEISURE FUND         TECHNOLOGY FUND        RESOURCES FUND           FORTY FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (N)          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $133               $(2,033)               $6,142                $(11,658)
 Net realized gain (loss) on
  security transactions                   9,471                   590                     2                  26,654
 Net realized gain on
  distributions                          43,556                    --                34,265                     443
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (61,343)               18,735                    79                 702,452
                                    -----------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (8,183)               17,292                40,488                 717,891
                                    -----------            ----------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               82,824                48,854               152,020                 249,155
 Net transfers                           52,013                35,060               299,198                 275,233
 Surrenders for benefit
  payments and fees                    (112,260)              (38,452)                 (348)                (97,289)
 Net loan activity                          (20)                  (17)                   --                    (102)
                                    -----------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      22,557                45,445               450,870                 426,997
                                    -----------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets                             14,374                62,737               491,358               1,144,888
NET ASSETS:
 Beginning of year                      574,698               269,436                    --               1,935,152
                                    -----------            ----------            ----------            ------------
 End of year                           $589,072              $332,173              $491,358              $3,080,040
                                    ===========            ==========            ==========            ============

                                   JANUS ADVISER                                      KEELEY
                                   INTERNATIONAL           JANUS ADVISER            SMALL CAP
                                    GROWTH FUND           WORLDWIDE FUND            VALUE FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $18,219                $(1,255)                $(5,953)
 Net realized gain (loss) on
  security transactions                   10,007                  7,024                 (10,412)
 Net realized gain on
  distributions                          161,991                     --                  33,808
 Net unrealized appreciation
  (depreciation) of
  investments during the year            363,280                 15,318                  16,842
                                    ------------            -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             553,497                 21,087                  34,285
                                    ------------            -----------            ------------
UNIT TRANSACTIONS:
 Purchases                               581,206                 33,779                 583,894
 Net transfers                           625,278                 66,384                  97,723
 Surrenders for benefit
  payments and fees                     (376,935)              (113,908)               (105,028)
 Net loan activity                           (82)                   (19)                    (84)
                                    ------------            -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      829,467                (13,764)                576,505
                                    ------------            -----------            ------------
 Net increase (decrease) in
  net assets                           1,382,964                  7,323                 610,790
NET ASSETS:
 Beginning of year                     1,973,137                244,476                 790,413
                                    ------------            -----------            ------------
 End of year                          $3,356,101               $251,799              $1,401,203
                                    ============            ===========            ============

(n) Funded as of January 12, 2007.

                                                                              LORD ABBETT
                                    LORD ABBETT          LORD ABBETT             BOND
                                  AFFILIATED FUND      ALL VALUE FUND       DEBENTURE FUND
                                  SUB-ACCOUNT (S)      SUB-ACCOUNT (H)      SUB-ACCOUNT (E)
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $19                  $37                 $665
 Net realized gain (loss) on
  security transactions                      1               (5,296)                  --
 Net realized gain on
  distributions                            254                1,805                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (97)              (1,981)                (154)
                                     ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               177               (5,435)                 511
                                     ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                              12,083               27,640               19,508
 Net transfers                              --               (7,997)              36,217
 Surrenders for benefit
  payments and fees                        (82)               4,618                  (19)
 Net loan activity                          --                   --                   --
                                     ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     12,001               24,261               55,706
                                     ---------            ---------            ---------
 Net increase (decrease) in
  net assets                            12,178               18,826               56,217
NET ASSETS:
 Beginning of year                          --                   --                   --
                                     ---------            ---------            ---------
 End of year                           $12,178              $18,826              $56,217
                                     =========            =========            =========

(e)  Funded as of May 11, 2007.

(h) Funded as of June 4, 2007.

(s)  Funded as of July 23, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   LORD ABBETT           LORD ABBETT           LORD ABBETT
                                    AMERICA'S             SMALL CAP           INTERNATIONAL           LEGG MASON
                                    VALUE FUND            BLEND FUND         CORE EQUITY FUND         VALUE FUND
                                 SUB-ACCOUNT (AA)      SUB-ACCOUNT (BB)      SUB-ACCOUNT (CC)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $ --                  $(4,000)              $ --                   $(4,371)
 Net realized gain (loss) on
  security transactions                  --                    3,505                 --                    (5,584)
 Net realized gain on
  distributions                           1                   83,523                  3                    44,811
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1)                 (47,921)                (3)                  (82,062)
                                       ----               ----------               ----               -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             --                   35,107                 --                   (47,206)
                                       ----               ----------               ----               -----------
UNIT TRANSACTIONS:
 Purchases                               40                  334,670                 40                   176,194
 Net transfers                           --                   12,517                 --                  (135,816)
 Surrenders for benefit
  payments and fees                      (1)                 (58,359)                --                   (62,203)
 Net loan activity                       --                      (15)                --                       (24)
                                       ----               ----------               ----               -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      39                  288,813                 40                   (21,849)
                                       ----               ----------               ----               -----------
 Net increase (decrease) in
  net assets                             39                  323,920                 40                   (69,055)
NET ASSETS:
 Beginning of year                       --                  384,561                 --                   596,727
                                       ----               ----------               ----               -----------
 End of year                            $39                 $708,481                $40                  $527,672
                                       ====               ==========               ====               ===========

                                    MARSHALL            MASSACHUSETTS
                                     MID-CAP           INVESTORS GROWTH           MFS HIGH
                                   VALUE FUND             STOCK FUND            INCOME FUND
                                SUB-ACCOUNT (DD)         SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $57                 $(1,547)              $39,897
 Net realized gain (loss) on
  security transactions                   (12)                  9,225                (1,790)
 Net realized gain on
  distributions                        12,170                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (15,842)                174,611               (34,955)
                                    ---------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (3,627)                182,289                 3,152
                                    ---------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                             15,358                 377,902               115,969
 Net transfers                         61,330                 (62,935)                7,248
 Surrenders for benefit
  payments and fees                      (150)               (229,012)              (40,866)
 Net loan activity                         (7)                     (3)                  (16)
                                    ---------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    76,531                  85,952                82,335
                                    ---------            ------------            ----------
 Net increase (decrease) in
  net assets                           72,904                 268,241                85,487
NET ASSETS:
 Beginning of year                         --               1,616,982               504,346
                                    ---------            ------------            ----------
 End of year                          $72,904              $1,885,223              $589,833
                                    =========            ============            ==========

(aa) Funded as of December 4, 2007.

(bb) Formerly Lord Abbett Small-Cap Blend Fund. Change effective August 15,
     2007.

(cc) Funded as of November 14, 2007.

(dd) Funded as of April 18, 2007.

                                MFS INTERNATIONAL
                                       NEW             MFS MID CAP        MFS STRATEGIC
                                  DISCOVERY FUND       GROWTH FUND         VALUE FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (EE)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $329             $(4,997)               $89
 Net realized gain (loss) on
  security transactions                   972               5,265                 (1)
 Net realized gain on
  distributions                        32,221                  --              4,396
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (24,770)             51,411             (5,976)
                                     --------            --------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                            8,752              51,679             (1,492)
                                     --------            --------            -------
UNIT TRANSACTIONS:
 Purchases                             61,938              60,834              1,673
 Net transfers                          3,220              19,155             27,345
 Surrenders for benefit
  payments and fees                    (3,944)            (74,207)                (3)
 Net loan activity                        (12)                (11)                --
                                     --------            --------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    61,202               5,771             29,015
                                     --------            --------            -------
 Net increase (decrease) in
  net assets                           69,954              57,450             27,523
NET ASSETS:
 Beginning of year                    120,319             580,660                 --
                                     --------            --------            -------
 End of year                         $190,273            $638,110            $27,523
                                     ========            ========            =======

(ee) Funded as of October 1, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                   MFS TOTAL              MFS                   MFS             MFS RESEARCH
                                  RETURN FUND        UTILITIES FUND          VALUE FUND           BOND FUND
                               SUB-ACCOUNT (FF)       SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT (GG)
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $5               $31,323               $10,227                 $8
 Net realized gain (loss) on
  security transactions                   1                20,709                37,096                 --
 Net realized gain on
  distributions                         117               157,098               125,437                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (124)              332,947               (50,755)                79
                                    -------            ----------            ----------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                             (1)              542,077               122,005                 87
                                    -------            ----------            ----------            -------
UNIT TRANSACTIONS:
 Purchases                            1,821               614,795               251,138             13,193
 Net transfers                          (41)              604,443                57,188                 --
 Surrenders for benefit
  payments and fees                     (97)             (341,019)             (274,225)                (3)
 Net loan activity                       --                  (112)                  (59)                --
                                    -------            ----------            ----------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   1,683               878,107                34,042             13,190
                                    -------            ----------            ----------            -------
 Net increase (decrease) in
  net assets                          1,682             1,420,184               156,047             13,277
NET ASSETS:
 Beginning of year                       --             1,629,168             1,691,169                 --
                                    -------            ----------            ----------            -------
 End of year                         $1,682            $3,049,352            $1,847,216            $13,277
                                    =======            ==========            ==========            =======

                                                            BLACKROCK            BLACKROCK
                                      MFS CORE                GLOBAL          GLOBAL FINANCIAL
                                    EQUITY FUND          ALLOCATION FUND       SERVICES FUND
                                SUB-ACCOUNT (HH)(II)     SUB-ACCOUNT (K)      SUB-ACCOUNT (N)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(5,071)                $23,389                $311
 Net realized gain (loss) on
  security transactions                206,975                    (310)                 (4)
 Net realized gain on
  distributions                         69,365                  59,877              26,771
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (183,694)                (14,800)            (36,746)
                                     ---------              ----------            --------
 Net increase (decrease) in
  net assets resulting from
  operations                            87,575                  68,156              (9,668)
                                     ---------              ----------            --------
UNIT TRANSACTIONS:
 Purchases                              78,614                 748,551             131,501
 Net transfers                         (30,846)                789,825              11,878
 Surrenders for benefit
  payments and fees                    (42,637)                (29,635)               (245)
 Net loan activity                         (21)                    (33)                 --
                                     ---------              ----------            --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      5,110               1,508,708             143,134
                                     ---------              ----------            --------
 Net increase (decrease) in
  net assets                            92,685               1,576,864             133,466
NET ASSETS:
 Beginning of year                     874,681                      --                  --
                                     ---------              ----------            --------
 End of year                          $967,366              $1,576,864            $133,466
                                     =========              ==========            ========

(k) Funded as of February 1, 2007.

(n) Funded as of January 12, 2007.

(ff) Funded as of August 20, 2007.

(gg) Funded as of December 18, 2007.

(hh) Effective June 22, 2007, MFS Capital Opportunities Fund merged with the MFS Core Equity Fund.

(ii) From inception June 7, 2007 to December 31, 2007.

                                     BLACKROCK              BLACKROCK             BLACKROCK
                                     LARGE CAP                VALUE               SMALL CAP
                                     CORE FUND         OPPORTUNITIES FUND        GROWTH FUND
                                  SUB-ACCOUNT (L)        SUB-ACCOUNT (F)      SUB-ACCOUNT (JJ)
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(595)                 $(5)                 $(164)
 Net realized gain (loss) on
  security transactions                     (13)                 (34)                   (10)
 Net realized gain on
  distributions                          13,577                   52                  6,513
 Net unrealized appreciation
  (depreciation) of
  investments
  during the year                       (14,572)                (182)                (5,095)
                                     ----------              -------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             (1,603)                (169)                 1,244
                                     ----------              -------              ---------
UNIT TRANSACTIONS:
 Purchases                              131,027                4,556                 18,810
 Net transfers                          139,485                   --                 57,016
 Surrenders for benefit
  payments and fees                         (98)                 223                 (1,062)
 Net loan activity                           --                   --                     (5)
                                     ----------              -------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     270,414                4,779                 74,759
                                     ----------              -------              ---------
 Net increase (decrease) in
  net assets                            268,811                4,610                 76,003
NET ASSETS:
 Beginning of year                           --                   --                     --
                                     ----------              -------              ---------
 End of year                           $268,811               $4,610                $76,003
                                     ==========              =======              =========

(f)  Funded as of October 31, 2007.

(l)  Funded as of July 2, 2007.

(jj) Funded as of April 17, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   BLACKROCK                MUNDER            NEUBERGER BERMAN             OAKMARK
                                 MID CAP VALUE           MIDCAP CORE              SOCIALLY              INTERNATIONAL
                              OPPORTUNITIES FUND         GROWTH FUND           RESPONSIVE FUND          SMALL CAP FUND
                                  SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $(131)                $(1,343)                   $43                    $9,825
 Net realized gain (loss)
  on security transactions                10                   1,362                     (1)                   (5,563)
 Net realized gain on
  distributions                        3,423                   4,466                  1,603                   566,915
 Net unrealized
  appreciation
  (depreciation) of
  investments
  during the year                     (3,766)                 28,083                    485                  (776,223)
                                   ---------              ----------              ---------              ------------
 Net increase (decrease)
  in net assets resulting
  from operations                       (464)                 32,568                  2,130                  (205,046)
                                   ---------              ----------              ---------              ------------
UNIT TRANSACTIONS:
 Purchases                            23,343                 105,705                 21,722                   438,147
 Net transfers                           (23)                 58,212                  7,114                  (189,400)
 Surrenders for benefit
  payments and fees                   (1,209)                (25,841)                (1,218)                 (205,757)
 Net loan activity                        (5)                    (27)                    --                        (5)
                                   ---------              ----------              ---------              ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              22,106                 138,049                 27,618                    42,985
                                   ---------              ----------              ---------              ------------
 Net increase (decrease)
  in net assets                       21,642                 170,617                 29,748                  (162,061)
NET ASSETS:
 Beginning of year                     1,319                 135,708                 22,541                 2,235,486
                                   ---------              ----------              ---------              ------------
 End of year                         $22,961                $306,325                $52,289                $2,073,425
                                   =========              ==========              =========              ============

                                 OPPENHEIMER                                    OPPENHEIMER
                                   CAPITAL               OPPENHEIMER           INTERNATIONAL
                              APPRECIATION FUND          GLOBAL FUND            GROWTH FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT (KK)
--------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(13,050)                $15,097                 $38
 Net realized gain (loss)
  on security transactions             29,561                  35,261                  --
 Net realized gain on
  distributions                        40,194                 218,519                  --
 Net unrealized
  appreciation
  (depreciation) of
  investments
  during the year                     174,355                 (81,763)                (37)
                                 ------------            ------------             -------
 Net increase (decrease)
  in net assets resulting
  from operations                     231,060                 187,114                   1
                                 ------------            ------------             -------
UNIT TRANSACTIONS:
 Purchases                            260,197                 544,389               8,645
 Net transfers                        (67,927)                 19,931                  --
 Surrenders for benefit
  payments and fees                  (229,521)               (513,348)                (14)
 Net loan activity                        (51)                   (124)                 --
                                 ------------            ------------             -------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              (37,302)                 50,848               8,631
                                 ------------            ------------             -------
 Net increase (decrease)
  in net assets                       193,758                 237,962               8,632
NET ASSETS:
 Beginning of year                  1,745,323               3,499,006                  --
                                 ------------            ------------             -------
 End of year                       $1,939,081              $3,736,968              $8,632
                                 ============            ============             =======

(kk) Funded as of June 13, 2007.

                                    OPPENHEIMER            OPPENHEIMER
                                    MAIN STREET             DEVELOPING            OPPENHEIMER
                                   SMALL CAP FUND          MARKETS FUND           EQUITY FUND
                                  SUB-ACCOUNT (G)          SUB-ACCOUNT         SUB-ACCOUNT (LL)
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(95)                 $5,081                  $4
 Net realized gain (loss) on
  security transactions                    (866)                  3,307                  --
 Net realized gain on
  distributions                          28,954                 166,120                 143
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (46,395)                155,830                (141)
                                     ----------            ------------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                            (18,402)                330,338                   6
                                     ----------            ------------             -------
UNIT TRANSACTIONS:
 Purchases                              188,592                 367,462               1,659
 Net transfers                          163,030                   6,458                  --
 Surrenders for benefit
  payments and fees                      (9,332)               (163,093)                 (6)
 Net loan activity                           (7)                   (115)                 --
                                     ----------            ------------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     342,283                 210,712               1,653
                                     ----------            ------------             -------
 Net increase (decrease) in
  net assets                            323,881                 541,050               1,659
NET ASSETS:
 Beginning of year                           --                 942,524                  --
                                     ----------            ------------             -------
 End of year                           $323,881              $1,483,574              $1,659
                                     ==========            ============             =======

(g)  Funded as of February 12, 2007.

(ll) Funded as of November 19, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                   OPPENHEIMER            OPPENHEIMER            OPPENHEIMER           OPPENHEIMER
                                  INTERNATIONAL        SMALL- & MID- CAP         MAIN STREET          GOLD & SPECIAL
                                    BOND FUND              VALUE FUND          OPPORTUNITY FUND        METALS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT (MM)         SUB-ACCOUNT         SUB-ACCOUNT (N)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $11,408                $(2,075)                  $672                $1,740
 Net realized gain (loss) on
  security transactions                     16                     67                     (1)                   34
 Net realized gain on
  distributions                          1,134                 50,260                 12,273                 4,428
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (971)               (54,299)               (14,199)               11,569
                                    ----------             ----------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            11,587                 (6,047)                (1,255)               17,771
                                    ----------             ----------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             211,494                257,421                 99,621               101,225
 Net transfers                          77,694                312,065                 33,750                 9,656
 Surrenders for benefit
  payments and fees                     (5,861)                (7,959)                  (748)                  497
 Net loan activity                         (30)                   (46)                    (3)                   --
                                    ----------             ----------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    283,297                561,481                132,620               111,378
                                    ----------             ----------             ----------            ----------
 Net increase (decrease) in
  net assets                           294,884                555,434                131,365               129,149
NET ASSETS:
 Beginning of year                       1,259                     --                  1,266                    --
                                    ----------             ----------             ----------            ----------
 End of year                          $296,143               $555,434               $132,631              $129,149
                                    ==========             ==========             ==========            ==========

                                                            PIMCO
                                                           EMERGING                PIMCO
                                      PIMCO                MARKETS                  REAL
                                   TOTAL RETURN           BOND FUND             RETURN FUND
                                 SUB-ACCOUNT (G)       SUB-ACCOUNT (A)          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $2,018                $1,821                 $43,092
 Net realized gain (loss) on
  security transactions                      5                   (13)                     61
 Net realized gain on
  distributions                          1,319                 4,955                  47,336
 Net unrealized appreciation
  (depreciation) of
  investments during the year            3,725                (5,688)                 33,392
                                    ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             7,067                 1,075                 123,881
                                    ----------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                             169,128               173,686                 486,565
 Net transfers                          44,020                 3,561                  90,907
 Surrenders for benefit
  payments and fees                     (3,270)               (2,784)                (70,251)
 Net loan activity                         (29)                   (8)                    (87)
                                    ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    209,849               174,455                 507,134
                                    ----------            ----------            ------------
 Net increase (decrease) in
  net assets                           216,916               175,530                 631,015
NET ASSETS:
 Beginning of year                          --                    --                 813,470
                                    ----------            ----------            ------------
 End of year                          $216,916              $175,530              $1,444,485
                                    ==========            ==========            ============

(a)     Funded as of March 21, 2007.
(g)     Funded as of February 12, 2007.
(n)     Funded as of January 12, 2007.
(mm)    Funded as of January 3, 2007.

                                      PIONEER               PIONEER              PIONEER
                                        HIGH               SMALL CAP            STRATEGIC
                                     YIELD FUND           VALUE FUND           INCOME FUND
                                  SUB-ACCOUNT (K)      SUB-ACCOUNT (NN)      SUB-ACCOUNT (OO)
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,309                $(288)               $5,625
 Net realized gain (loss) on
  security transactions                     (44)                  --                    (1)
 Net realized gain on
  distributions                           4,064               15,225                   515
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                   (5,212)             (21,353)               (1,012)
                                     ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              1,117               (6,416)                5,127
                                     ----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                              103,008               77,512               131,197
 Net transfers                            1,452                7,890               184,557
 Surrenders for benefit
  payments and fees                      (1,546)              (1,734)               (1,550)
 Net loan activity                          (17)                 (10)                   --
                                     ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     102,897               83,658               314,204
                                     ----------            ---------            ----------
 Net increase (decrease) in
  net assets                            104,014               77,242               319,331
NET ASSETS:
 Beginning of year                           --                   --                    --
                                     ----------            ---------            ----------
 End of year                           $104,014              $77,242              $319,331
                                     ==========            =========            ==========

(k) Funded as of February 1, 2007.

(nn) From inception January 5, 2007 to December 31, 2007.

(oo) Funded as of February 16, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    PIONEER               PUTNAM
                                    MID CAP           INTERNATIONAL              PUTNAM               PUTNAM
                                  VALUE FUND           EQUITY FUND           INVESTORS FUND         VISTA FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT (PP)      SUB-ACCOUNT (B)
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(8)                $61,422               $ --                   $(1)
 Net realized gain (loss) on
  security transactions                  --                  (2,688)                --                    --
 Net realized gain on
  distributions                         461                 413,119                 --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (659)               (309,359)                (1)                   (7)
                                    -------            ------------               ----                 -----
 Net increase (decrease) in
  net assets resulting from
  operations                           (206)                162,494                 (1)                   (8)
                                    -------            ------------               ----                 -----
UNIT TRANSACTIONS:
 Purchases                            7,634                 491,057                 34                   264
 Net transfers                           --                 187,646                 --                    --
 Surrenders for benefit
  payments and fees                     (33)               (193,969)                --                    (3)
 Net loan activity                       --                      (5)                --                    --
                                    -------            ------------               ----                 -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   7,601                 484,729                 34                   261
                                    -------            ------------               ----                 -----
 Net increase (decrease) in
  net assets                          7,395                 647,223                 33                   253
NET ASSETS:
 Beginning of year                      646               2,010,273                 --                    --
                                    -------            ------------               ----                 -----
 End of year                         $8,041              $2,657,496                $33                  $253
                                    =======            ============               ====                 =====

                                                                            LEGG MASON
                                    PUTNAM               ROYCE               PARTNERS
                                   SMALL CAP             VALUE               SMALL CAP
                                  GROWTH FUND          PLUS FUND            GROWTH FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT (F)
-----------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(20)               $3,226                 $(5)
 Net realized gain (loss) on
  security transactions                  --                (4,989)                (83)
 Net realized gain on
  distributions                         289                21,321                 307
 Net unrealized appreciation
  (depreciation) of
  investments during the
  year                                 (323)              (31,771)               (242)
                                    -------            ----------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                            (54)              (12,213)                (23)
                                    -------            ----------             -------
UNIT TRANSACTIONS:
 Purchases                            1,803               403,178               4,571
 Net transfers                          (24)              (30,268)                 --
 Surrenders for benefit
  payments and fees                     (71)              (79,312)                122
 Net loan activity                       --                   (36)                 --
                                    -------            ----------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   1,708               293,562               4,693
                                    -------            ----------             -------
 Net increase (decrease) in
  net assets                          1,654               281,349               4,670
NET ASSETS:
 Beginning of year                      620               312,178                  --
                                    -------            ----------             -------
 End of year                         $2,274              $593,527              $4,670
                                    =======            ==========             =======

(b) Funded as of April 12, 2007.

(f)  Funded as of October 31, 2007.

(pp) From inception April 26, 2007 to December 31, 2007.

                                        DWS
                                       DREMAN                 SSGA                  DWS
                                    HIGH RETURN             S&P 500                GLOBAL
                                    EQUITY FUND            INDEX FUND          THEMATIC FUND
                                  SUB-ACCOUNT (N)         SUB-ACCOUNT         SUB-ACCOUNT (QQ)
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,083                $5,535                  $446
 Net realized gain (loss) on
  security transactions                     (38)                 (715)                    4
 Net realized gain on
  distributions                           7,548                    --                23,603
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (13,774)               23,940               (21,106)
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (5,181)               28,760                 2,947
                                     ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              130,271               238,140               129,811
 Net transfers                           43,129               (20,065)                  543
 Surrenders for benefit
  payments and fees                          37               (58,230)                 (559)
 Net loan activity                           --                  (122)                   (5)
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     173,437               159,723               129,790
                                     ----------            ----------            ----------
 Net increase (decrease) in
  net assets                            168,256               188,483               132,737
NET ASSETS:
 Beginning of year                           --               603,098                    --
                                     ----------            ----------            ----------
 End of year                           $168,256              $791,581              $132,737
                                     ==========            ==========            ==========

(n) Funded as of January 12, 2007.

(qq) From inception January 5, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    LEGG MASON
                                     PARTNERS              BLACKROCK            THORNBURG
                                    AGGRESSIVE           SMALL/MID-CAP        INTERNATIONAL       THORNBURG
                                    GROWTH FUND           GROWTH FUND           VALUE FUND       VALUE FUND
                                 SUB-ACCOUNT (RR)       SUB-ACCOUNT (B)      SUB-ACCOUNT (SS)    SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(113)                 $(5)                 $(464)           $(56)
 Net realized gain (loss) on
  security transactions                     51                   --                    203            68
 Net realized gain on
  distributions                             --                  341                 29,282            14,630
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,431)                (264)               (14,144)           (20,434)
                                     ---------              -------             ----------            --
 Net increase (decrease) in
  net assets resulting from
  operations                            (2,493)                  72                 14,877            (5,792)
                                     ---------              -------             ----------            --
UNIT TRANSACTIONS:
 Purchases                              23,488                1,983                260,865            80,990
 Net transfers                          63,177                   --                161,940            92,656
 Surrenders for benefit
  payments and fees                     (1,725)                  (5)                  (243)           (3,587)
 Net loan activity                          --                   --                     (8)           --
                                     ---------              -------             ----------            --
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     84,940                1,978                422,554            170,059
                                     ---------              -------             ----------            --
 Net increase (decrease) in
  net assets                            82,447                2,050                437,431            164,267
NET ASSETS:
 Beginning of year                          --                   --                     --            263
                                     ---------              -------             ----------            --
 End of year                           $82,447               $2,050               $437,431            $164,530
                                     =========              =======             ==========            ==


                                    THORNBURG              VICTORY               VICTORY
                                       CORE              DIVERSIFIED             SPECIAL
                                   GROWTH FUND            STOCK FUND            VALUE FUND
                                 SUB-ACCOUNT (K)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,353)                  $30                 $(462)
 Net realized gain (loss) on
  security transactions                    958                    15                (1,093)
 Net realized gain on
  distributions                            224                 9,660                19,110
 Net unrealized appreciation
  (depreciation) of
  investments during the year            4,968                (4,154)               (6,260)
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             4,797                 5,551                11,295
                                    ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             321,910                63,778               224,295
 Net transfers                         157,263                 6,466               204,590
 Surrenders for benefit
  payments and fees                    (29,270)               (3,798)              (14,054)
 Net loan activity                          --                    --                    --
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    449,903                66,446               414,831
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets                           454,700                71,997               426,126
NET ASSETS:
 Beginning of year                          --                28,305                63,709
                                    ----------            ----------            ----------
 End of year                          $454,700              $100,302              $489,835
                                    ==========            ==========            ==========

(b) Funded as of April 12, 2007.

(k) Funded as of February 1, 2007.

(rr) Funded as of July 11, 2007.

(ss) Funded as of April 3, 2007.

                                     VAN KAMPEN                                VAN KAMPEN
                                     SMALL CAP              VAN KAMPEN         EQUITY AND
                                    GROWTH FUND           COMSTOCK FUND        INCOME FUND
                                  SUB-ACCOUNT (RR)         SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(136)                $43,462            $318,529
 Net realized gain (loss) on
  security transactions                      --                  24,669              42,540
 Net realized gain on
  distributions                           3,302                 195,083             697,886
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1,107)               (434,672)           (697,621)
                                      ---------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              2,059                (171,458)            361,334
                                      ---------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                               19,220                 961,843           3,344,595
 Net transfers                           41,701               2,176,615           2,774,775
 Surrenders for benefit
  payments and fees                         (43)               (282,417)         (2,053,576)
 Net loan activity                           --                    (290)               (662)
                                      ---------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      60,878               2,855,751           4,065,132
                                      ---------            ------------       -------------
 Net increase (decrease) in
  net assets                             62,937               2,684,293           4,426,466
NET ASSETS:
 Beginning of year                           --                 876,630          13,905,220
                                      ---------            ------------       -------------
 End of year                            $62,937              $3,560,923         $18,331,686
                                      =========            ============       =============

(rr) Funded as of July 11, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    VAN KAMPEN          VAN KAMPEN          VAN KAMPEN
                                    GROWTH AND            MID CAP           REAL ESTATE
                                   INCOME FUND          GROWTH FUND       SECURITIES FUND
                                 SUB-ACCOUNT (TT)    SUB-ACCOUNT (UU)       SUB-ACCOUNT
-------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $404               $(19)                $302
 Net realized gain (loss) on
  security transactions                      1                 --                 (211)
 Net realized gain on
  distributions                          4,624                722               19,455
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (7,299)              (566)             (36,683)
                                    ----------            -------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            (2,270)               137              (17,137)
                                    ----------            -------            ---------
UNIT TRANSACTIONS:
 Purchases                             114,418              8,139               31,025
 Net transfers                              --                 --               63,802
 Surrenders for benefit
  payments and fees                        (89)               (23)              (3,835)
 Net loan activity                          --                 --                   --
                                    ----------            -------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    114,329              8,116               90,992
                                    ----------            -------            ---------
 Net increase (decrease) in
  net assets                           112,059              8,253               73,855
NET ASSETS:
 Beginning of year                          --                 --                  734
                                    ----------            -------            ---------
 End of year                          $112,059             $8,253              $74,589
                                    ==========            =======            =========

                                   SELIGMAN          LEGG MASON
                                COMMUNICATIONS        PARTNERS
                                AND INFORMATION       SMALL CAP
                                     FUND            VALUE FUND
                                SUB-ACCOUNT (A)    SUB-ACCOUNT (T)
-----------------------------  ------------------------------------
OPERATIONS:
 Net investment income (loss)          $(24)               $(2)
 Net realized gain (loss) on
  security transactions                 (69)                --
 Net realized gain on
  distributions                          --                161
 Net unrealized appreciation
  (depreciation) of
  investments during the year           106               (196)
                                    -------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                             13                (37)
                                    -------            -------
UNIT TRANSACTIONS:
 Purchases                              641              1,090
 Net transfers                        4,918                 --
 Surrenders for benefit
  payments and fees                      71                 (4)
 Net loan activity                       --                 --
                                    -------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   5,630              1,086
                                    -------            -------
 Net increase (decrease) in
  net assets                          5,643              1,049
NET ASSETS:
 Beginning of year                       --                 --
                                    -------            -------
 End of year                         $5,643             $1,049
                                    =======            =======

(a)  Funded as of March 21, 2007.

(t)  Funded as of July 3, 2007.

(tt) Funded as of April 9, 2007.

(uu) Funded as of June 18, 2007.

SEPARATE ACCOUNT ELEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1.     ORGANIZATION:

    Separate Account Eleven (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the American Century VP Equity Income Fund, American Century VP Ultra(R) Fund, American Century VP Balanced Fund, American Century VP International Fund, American Century VP Small Cap Value Fund, American Century VP Large Company Value Fund, American Century VP Vista(SM) Fund, American Century VP Inflation-Adjusted Bond Fund, American Century VP Equity Growth Fund, American Century VP Income & Growth Fund, American Century VP Ultra Fund, American Century VP Value Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Financial Services Fund, AIM Basic Value Fund, AIM European Growth Fund, AIM International Growth Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, AIM Real Estate Fund, AIM Small Cap Equity Fund, Domini Social Equity Fund, AllianceBernstein VPS Balanced Shares Portfolio, AllianceBernstein VPS Growth and Income Portfolio, AllianceBernstein VPS International Growth Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Global Value Portfolio, AllianceBernstein VPS Small/Mid-Cap Growth Portfolio, AllianceBernstein VPS Small-Mid Cap Value Portfolio, American Funds AMCAP Fund, American Funds American Balanced Fund, American Funds Capital Income Builder Fund, American Funds EuroPacific Growth Fund, American Funds Fundamental Investors Fund, American Funds New Perspective Fund, American Funds The Bond Fund of America, American Funds The Growth Fund of America Fund, American Funds The Income Fund of America, American Funds The Investment Company of America, American Funds The New Economy Fund, American Funds Washington Mutual Investors, American Funds American Mutual Fund, American Funds Capital World Growth & Income Fund, American Funds SMALLCAP World Fund, Ariel Appreciation Fund, Ariel Fund, Artisan Mid Cap Value Fund, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath Retirement Portfolio, Baron Small Cap Fund, Calvert Social Balanced Portfolio, BlackRock Government Income Fund, Calvert Social Investment Fund Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Social Investment Bond Fund, Calvert Income Fund, Columbia Marsico International Opportunities VS Fund, Columbia Mid Cap Value Fund, Columbia Marsico Growth VS Fund, CRM Mid Cap Value Fund, Davis Financial Fund, Davis New York Venture Fund, Davis Opportunity Fund, Dreyfus Bond Market Index Fund, Dreyfus Lifetime Growth and Income Portfolio, Dreyfus Lifetime Growth Portfolio, Dreyfus Lifetime Income Portfolio, Dreyfus VIF Appreciation Portfolio, Dreyfus MidCap Index Fund, Dreyfus SmallCap Stock Index Fund, Dreyfus Small Cap Value Fund, Dreyfus VIF Growth and Income Portfolio, Dreyfus VIF Quality Bond Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus S&P 500 Index Fund, Dreyfus Intermediate Term Income Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Worldwide Health Sciences Fund, Eaton Vance Income Fund of Boston, Evergreen Asset Allocation Fund, Evergreen Core Bond Fund, Evergreen International Equity Fund, Alger Capital Appreciation Institutional Portfolio, Alger MidCap Growth Institutional Fund, Alger SmallCap Growth Institutional Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Value Strategies Fund, Fidelity Advisor Leveraged Company Stock fund, Federated American Leaders Fund, Federated Capital Appreciation Fund, Federated Fund for U.S. Government Securities Fund, Federated Mid Cap Growth Strategies Fund, Federated High Income Bond Fund, Federated International Equity Fund, Federated Kaufman Fund, Federated Short-Term Income Fund, Federated Total Return Bond Fund, Fidelity VIP Growth Opportunities Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Value Strategies Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Growth & Income Portfolio, Templeton Developing Markets Trust, Franklin High Income Fund, Franklin Strategic Income Fund, Templeton Global Bond Fund, Franklin U.S. Government Securities Fund, Franklin Small Cap Value Fund, Mutual Discovery Fund, Templeton Growth Fund, Franklin Income Fund, Franklin Capital Growth Fund, Franklin Growth Fund, Franklin Total Return Fund, Franklin Balance Sheet Investment Fund, Mutual Beacon Fund, Franklin Mutual Shares Fund, Franklin Small-Mid Cap Growth Fund, Franklin Templeton Conservative Target, Franklin Templeton Growth Target Fund, Franklin Templeton Moderate Target Fund, Templeton Foreign Fund, Franklin Small-Mid Cap Growth Securities Fund, GE

    Premier Growth Equity Fund, Goldman Sachs Balanced Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Government Income Fund, Goldman Sachs Growth & Income Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs High Yield Fund, Goldman Sachs Large Cap Value Fund, John Hancock Small Cap Equity Fund, Hartford Advisers HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Health HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value Opportunities HLS Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Equity Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, The Hartford Capital Appreciation Fund, The Hartford Growth Allocation Fund, Hotchkis and Wiley Large Cap Value Fund, AIM V.I. Technology Fund, AIM Financial Services Fund, AIM Leisure Fund, AIM Technology Fund, Ivy Global Natural Resources Fund, Ivy Large Cap Growth Fund, Ivy Science & Technology Fund, Janus Aspen Forty Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Adviser Flexible Bond Fund, Janus Adviser Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Worldwide Fund, Janus Adviser Mid Cap Growth Fund, Keeley Small Cap Value Fund, Lord Abbett Affiliated Fund, Lord Abbett All Value Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth Opportunities Fund, Lord Abbett Large-Cap Core Fund, Lord Abbett America's Value Fund, Lord Abbett Total Return Fund, Lord Abbett Small Cap Blend Fund, Lord Abbett Developing Growth Fund, Inc., Lord Abbett International Core Equity Fund, Legg Mason Value Trust Fund, Marshall Mid-Cap Value Fund, Massachusetts Investors Growth Stock Fund, MFS High Income Fund, MFS International New Discovery Fund, MFS Mid Cap Growth Fund, MFS Research International Fund, MFS Strategic Value Fund, MFS Total Return Fund, MFS Utilities Fund, MFS Value Fund, MFS Research Bond Fund, MFS New Endeavor Fund, MFS Core Equity Fund, MFS Government Securities Fund, MFS Core Equity Series, MFS High Income Series, MFS Investors Growth Stock Series, MFS Utilities Series, BlackRock Global Allocation Fund, BlackRock Global Financial Services Fund, BlackRock Large Cap Core Fund, BlackRock Value Opportunities Fund, BlackRock Small Cap Growth Fund, BlackRock Mid Cap Value Opportunities Fund, Munder MidCap Core Growth Fund, Neuberger Berman Socially Responsive Fund, Oakmark International Small Cap Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Global Fund, Oppenheimer International Growth Fund, Oppenheimer Main Street Fund, Oppenheimer Strategic Income Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Developing Markets Fund, Oppenheimer Equity Fund, Oppenheimer International Bond Fund, Oppenheimer Small- & Mid- Cap Value Fund, Oppenheimer Main Street Opportunity Fund, Oppenheimer Gold & Special Metals Fund, Oppenheimer Real Estate Fund, Putnam Global Equity Fund, Putnam High Yield Fund, Putnam International New Opportunities Fund, Putnam Small Cap Value Fund, Putnam VT Vista Fund, Pioneer Emerging Markets Fund, Allianz NFJ Small Cap Value Fund, Allianz NFJ Dividend Value Fund, Allianz CCM Mid Cap Fund, PIMCO Total Return, PIMCO Emerging Markets Bond Fund, PIMCO Real Return Fund, Pioneer High Yield Fund, Pioneer Small Cap Value Fund, Pioneer Strategic Income Fund, Pioneer Mid Cap Value Fund, Putnam Equity Income Fund, Putnam High Yield Advantage Fund, Putnam International Equity Fund, Putnam Investors Fund, Putnam Vista Fund, Putnam International Capital Opportunities Fund, Putnam Small Cap Growth Fund, Royce Value Plus Fund, RiverSource Diversified Equity Income Fund, RiverSource Mid Cap Value Fund, Legg Mason Partners Small Cap Growth Fund, DWS Dreman High Return Equity Fund, SSGA S&P 500 Index Fund, DWS Growth & Income VIP Portfolio, DWS Global Thematic Fund, Legg Mason Partners Aggressive Growth Fund, Legg Mason Partners Fundamental Value Fund, Legg Mason Partners Small Cap Growth I Fund, BlackRock Small/Mid-Cap Growth Fund, Thornburg International Value Fund, Thornburg Value Fund, Thornburg Core Growth Fund, T. Rowe Price Growth Stock Fund, T. Rowe Price Retirement 2010 Fund, T. Rowe Price Retirement 2020 Fund, T. Rowe Price Retirement 2030 Fund, T. Rowe Price Retirement 2040 Fund, T. Rowe Price Retirement 2050 Fund, T. Rowe Price Retirement Income Fund, UBS Global Allocation

    Fund, Victory Diversified Stock Fund, Victory Special Value Fund, Victory Small Company Opportunity Fund, Van Kampen Small Cap Growth Fund, Van Kampen Comstock Fund, Van Kampen Equity Growth Fund, Van Kampen Equity and Income Fund, Van Kampen Growth and Income Fund, Van Kampen Mid Cap Growth Fund, Van Kampen U.S. Mortgage Fund, Van Kampen Global Value Equity, Van Kampen Real Estate Securities Fund, Van Kampen Capital Growth Fund, Seligman Communications and Information Fund, Seligman Global Technology Fund, and Legg Mason Partners Small Cap Value Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2008.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) FAIR VALUE MEASUREMENTS -- On January 1, 2008, the Account adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP, establishes a hierarchy based on the level of observable inputs used to measure fair value and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

       The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Account's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

       LEVEL 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       The adoption of SFAS 157 did not have a material impact on the results of the Account. As of December 31, 2008, the Account invests in mutual funds which are carried at fair value and represent Level 1 investments under the SFAS 157 hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum annual rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed on partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be charged against from the contract's value each contract year. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

                                             PURCHASES        PROCEEDS
SUB-ACCOUNT                                   AT COST        FROM SALES
American Century VP Equity Income Fund         $1,974,438      $1,877,567
American Century VP Ultra(R) Fund                  24,788           1,411
American Century VP Balanced Fund                  59,744           1,183
American Century VP International Fund             22,419              57
American Century VP Small Cap Value Fund           14,105           8,996
American Century VP Large Company Value
 Fund                                              25,864           4,373
American Century VP VistaSM Fund                  176,844          33,924
American Century VP Inflation-Adjusted
 Bond Fund                                         22,262           2,137
American Century VP Equity Growth Fund                991               8
American Century VP Income & Growth Fund          495,045          78,347
American Century VP Ultra Fund                    997,434          88,096
American Century VP Value Fund                  1,845,012         161,633
AIM V.I. Small Cap Equity Fund                     49,419              77

                                             PURCHASES        PROCEEDS
SUB-ACCOUNT                                   AT COST        FROM SALES
AIM V.I. Financial Services Fund                   $1,091              $3
AIM Basic Value Fund                              429,622         629,958
AIM European Growth Fund                          136,020          84,027
AIM International Growth Fund                      88,491           2,425
AIM Mid Cap Core Equity Fund                      100,578          39,389
AIM Small Cap Growth Fund                         244,228         174,459
AIM Real Estate Fund                              499,754         321,235
AIM Small Cap Equity Fund                          13,415              63
Domini Social Equity Fund                             894           1,050
AllianceBernstein VPS Balanced Shares
 Portfolio                                         42,269          27,194
AllianceBernstein VPS Growth and Income
 Portfolio                                         46,269           5,336
AllianceBernstein VPS International
 Growth Portfolio                                 245,161          31,776
AllianceBernstein VPS International
 Value Portfolio                                  717,136         290,470
AllianceBernstein VPS Global Value
 Portfolio                                         49,908          29,506
AllianceBernstein VPS Small/Mid-Cap
 Growth Portfolio                                  28,385             138
AllianceBernstein VPS Small-Mid Cap
 Value Portfolio                                    4,847               8
American Funds AMCAP Fund                         158,017           4,028
American Funds American Balanced Fund             621,367          68,503
American Funds Capital Income Builder
 Fund                                           5,286,151       2,080,333
American Funds EuroPacific Growth Fund          2,288,339         590,345
American Funds Fundamental Investors
 Fund                                           1,600,681         389,441
American Funds New Perspective Fund               486,020          20,025
American Funds The Bond Fund of America         1,730,776         502,548
American Funds The Growth Fund of
 America Fund                                   5,155,820       1,480,426
American Funds The Income Fund of
 America                                        1,102,398         281,224
American Funds The Investment Company of
 America                                        1,233,484         189,987
American Funds The New Economy Fund               309,763         223,581
American Funds Washington Mutual
 Investors                                        475,485          17,435
American Funds American Mutual Fund               118,883           9,223
American Funds Capital World Growth &
 Income Fund                                    2,650,055       1,030,162
American Funds SMALLCAP World Fund                243,801         149,848
Ariel Appreciation Fund                            23,421           5,411
Ariel Fund                                          2,427           2,057
Artisan Mid Cap Value Fund                        179,115         234,661
LifePath 2010 Portfolio                         1,404,905         598,761
LifePath 2020 Portfolio                         1,817,425         692,576
LifePath 2030 Portfolio                         1,914,473         415,537
LifePath 2040 Portfolio                         2,013,325         308,634
LifePath Retirement Portfolio                      60,379           8,571
Baron Small Cap Fund                               55,245          25,015
BlackRock Government Income Fund                  134,253          11,910
Calvert Social Balanced Portfolio                 411,585          14,271
Calvert Social Investment Fund Equity
 Portfolio                                        133,156         104,942
Calvert Large Cap Growth Fund                      90,565          32,772
Calvert Social Investment Bond Fund               105,127          15,465
Calvert Income Fund                                17,516              30
Columbia Marsico International
 Opportunities VS Fund                             54,690           3,892
Columbia Mid Cap Value Fund                        11,312              28

                                             PURCHASES        PROCEEDS
SUB-ACCOUNT                                   AT COST        FROM SALES
Columbia Marsico Growth VS Fund                  $224,459         $47,087
CRM Mid Cap Value Fund                             64,530          30,342
Davis Financial Fund                               19,429             667
Davis New York Venture Fund                     1,304,108         350,069
Davis Opportunity Fund                             72,944          17,455
Dreyfus Bond Market Index Fund                      2,994              61
Dreyfus Lifetime Growth and Income
 Portfolio                                        148,254         115,829
Dreyfus Lifetime Growth Portfolio                  66,043          81,718
Dreyfus Lifetime Income Portfolio                  22,306          37,341
Dreyfus VIF Appreciation Portfolio                    297               2
Dreyfus MidCap Index Fund                           5,441           1,123
Dreyfus SmallCap Stock Index Fund                  14,142             527
Dreyfus Small Cap Value Fund                        3,259              16
Dreyfus VIF Growth and Income Portfolio                91              --
Dreyfus VIF Quality Bond Portfolio                290,982          16,868
The Dreyfus Socially Responsible Growth
 Fund, Inc.                                         1,240           1,101
Dreyfus S&P 500 Index Fund                          4,868              32
Dreyfus Intermediate Term Income Fund           1,444,342       1,334,720
Eaton Vance Large-Cap Value Fund                  449,386          64,348
Eaton Vance Dividend Builder Fund                 290,587           1,835
Eaton Vance Worldwide Health Sciences
 Fund                                              15,698              59
Eaton Vance Income Fund of Boston                 197,374          65,578
Evergreen Asset Allocation Fund                   149,114          36,344
Evergreen Core Bond Fund                           36,308             227
Evergreen International Equity Fund                64,972           3,068
Alger Capital Appreciation Institutional
 Portfolio                                        283,911          62,836
Alger MidCap Growth Institutional Fund            355,702          43,677
Alger SmallCap Growth Institutional Fund            3,043               2
Fidelity Advisor Equity Growth Fund                31,746          10,677
Fidelity Advisor Value Strategies Fund            126,136         123,141
Fidelity Advisor Leveraged Company Stock
 fund                                              42,300             101
Federated American Leaders Fund                       300               8
Federated Capital Appreciation Fund                   402               4
Federated Fund for U.S. Government
 Securities Fund                                   28,527             235
Federated Mid Cap Growth Strategies Fund           28,062             141
Federated High Income Bond Fund                    13,809               9
Federated International Equity Fund                   116               1
Federated Kaufman Fund                            539,153         109,739
Federated Short-Term Income Fund                  159,787         134,937
Federated Total Return Bond Fund                    7,998              34
Fidelity VIP Growth Opportunities
 Portfolio                                        694,730          79,414
Fidelity VIP Overseas Portfolio                    34,758           3,325
Fidelity VIP Value Strategies Portfolio            11,986              28
Fidelity VIP Balanced Portfolio                   318,215         100,932
Fidelity VIP Growth & Income Portfolio            184,878           6,144
Templeton Developing Markets Trust                446,502          62,234
Franklin High Income Fund                          15,587           1,007
Franklin Strategic Income Fund                     20,200              63

                                             PURCHASES        PROCEEDS
SUB-ACCOUNT                                   AT COST        FROM SALES
Templeton Global Bond Fund                       $166,550         $62,890
Franklin U.S. Government Securities Fund           10,223             253
Franklin Small Cap Value Fund                     384,490         110,707
Mutual Discovery Fund                           1,440,209         537,680
Templeton Growth Fund                             461,416         296,703
Franklin Income Fund                            1,565,843         651,738
Franklin Capital Growth Fund                          918               6
Franklin Growth Fund                               19,911           3,575
Franklin Total Return Fund                            298               3
Franklin Balance Sheet Investment Fund            828,890         764,150
Mutual Beacon Fund                                220,876          79,230
Franklin Mutual Shares Fund                     1,242,290         773,384
Franklin Small-Mid Cap Growth Fund                767,209         599,825
Franklin Templeton Conservative Target            379,473          22,824
Franklin Templeton Growth Target Fund           1,034,079         143,957
Franklin Templeton Moderate Target Fund         1,449,628         156,968
Templeton Foreign Fund                          2,655,414       1,824,401
Franklin Small-Mid Cap Growth Securities
 Fund                                              22,787              49
GE Premier Growth Equity Fund                       8,472           6,225
Goldman Sachs Balanced Fund                         2,988              23
Goldman Sachs Capital Growth Fund                   5,823             431
Goldman Sachs Core Fixed Income Fund                7,504              91
Goldman Sachs Structured U.S. Equity
 Fund                                                  24               1
Goldman Sachs Government Income Fund              107,086          14,174
Goldman Sachs Growth & Income Fund                757,080         641,633
Goldman Sachs Growth Opportunities Fund            14,226             851
Goldman Sachs Mid Cap Value Fund                1,435,699         625,722
Goldman Sachs Small Cap Value Fund                211,797          62,768
Goldman Sachs High Yield Fund                     150,171          70,283
Goldman Sachs Large Cap Value Fund                    957              16
John Hancock Small Cap Equity Fund                490,992         407,082
Hartford Advisers HLS Fund                      5,627,269       1,449,201
Hartford LargeCap Growth HLS Fund                  91,093          86,391
Hartford Total Return Bond HLS Fund             7,855,797       3,279,380
Hartford Capital Appreciation HLS Fund         18,346,972       5,990,497
Hartford Dividend and Growth HLS Fund           4,174,173       2,240,195
Hartford Global Advisers HLS Fund                  51,445          20,104
Hartford Global Equity HLS Fund                   576,316         415,676
Hartford Global Health HLS Fund                   423,180         168,306
Hartford Global Growth HLS Fund                     8,015           2,258
Hartford Disciplined Equity HLS Fund                1,074              13
Hartford Growth HLS Fund                          120,701          30,877
Hartford Growth Opportunities HLS Fund            821,273         186,329
Hartford Index HLS Fund                         5,107,361       1,989,122
Hartford International Growth HLS Fund             86,734          34,017
Hartford International Opportunities HLS
 Fund                                           2,383,512         325,533
Hartford MidCap HLS Fund                        1,909,169       1,309,284
Hartford Money Market HLS Fund                  9,224,199       3,825,468

                                             PURCHASES        PROCEEDS
SUB-ACCOUNT                                   AT COST        FROM SALES
Hartford Small Company HLS Fund                  $654,015        $496,830
Hartford SmallCap Growth HLS Fund                  45,787           1,250
Hartford Stock HLS Fund                         4,737,130       1,214,055
Hartford U.S. Government Securities HLS
 Fund                                           5,919,266       3,785,106
Hartford Value Opportunities HLS Fund             359,607         319,642
The Hartford Target Retirement 2010 Fund            3,288             288
The Hartford Target Retirement 2020 Fund           16,951           2,186
The Hartford Target Retirement 2030 Fund           13,566              55
The Hartford Equity Growth Allocation
 Fund                                               9,016              95
The Hartford Balanced Allocation Fund              11,630              73
The Hartford Conservative Allocation
 Fund                                                   8              --
The Hartford Capital Appreciation Fund            123,867             137
The Hartford Growth Allocation Fund                12,922              64
Hotchkis and Wiley Large Cap Value Fund           173,784          87,823
AIM V.I. Technology Fund                           47,903           2,645
AIM Financial Services Fund                       147,057          64,239
AIM Leisure Fund                                  155,826         184,728
AIM Technology Fund                               106,546          67,729
Ivy Global Natural Resources Fund                 731,753         277,045
Ivy Large Cap Growth Fund                             994              14
Ivy Science & Technology Fund                       1,408               6
Janus Aspen Forty Portfolio                     3,379,699         418,120
Janus Aspen Mid Cap Growth Portfolio               49,832              82
Janus Aspen International Growth
 Portfolio                                        561,459          98,713
Janus Aspen Balanced Portfolio                    307,178          49,273
Janus Aspen Worldwide Growth Portfolio            640,109         141,048
Janus Adviser Flexible Bond Fund                      339               4
Janus Adviser Forty Fund                        2,224,141         547,479
Janus Adviser International Growth Fund         2,722,818       1,015,540
Janus Adviser Worldwide Fund                       69,788          52,219
Janus Adviser Mid Cap Growth Fund                   8,077               5
Keeley Small Cap Value Fund                       396,136         458,123
Lord Abbett Affiliated Fund                       175,809           5,430
Lord Abbett All Value Fund                         96,208           1,225
Lord Abbett Bond Debenture Fund                   318,576          57,455
Lord Abbett Growth Opportunities Fund               2,984              16
Lord Abbett Large-Cap Core Fund                     5,930           1,735
Lord Abbett America's Value Fund                    2,395              21
Lord Abbett Total Return Fund                       1,297               4
Lord Abbett Small Cap Blend Fund                  592,508         111,079
Lord Abbett Developing Growth Fund, Inc.            1,719              43
Lord Abbett International Core Equity
 Fund                                              10,731           4,320
Legg Mason Value Trust Fund                       109,687         187,603
Marshall Mid-Cap Value Fund                        37,079           5,599
Massachusetts Investors Growth Stock
 Fund                                             367,186         269,471
MFS High Income Fund                              255,068         156,716
MFS International New Discovery Fund               86,542          14,438
MFS Mid Cap Growth Fund                           127,476          87,890

                                             PURCHASES        PROCEEDS
SUB-ACCOUNT                                   AT COST        FROM SALES
MFS Research International Fund                      $645             $43
MFS Strategic Value Fund                            4,628             335
MFS Total Return Fund                              43,283           2,521
MFS Utilities Fund                              1,356,252         558,406
MFS Value Fund                                    374,858         258,943
MFS Research Bond Fund                             13,482           4,666
MFS New Endeavor Fund                               7,986              75
MFS Core Equity Fund                               69,655         141,519
MFS Government Securities Fund                      6,752              26
MFS Core Equity Series                             11,252              32
MFS High Income Series                             17,189           1,330
MFS Investors Growth Stock Series                   5,862           1,102
MFS Utilities Series                              203,069          33,253
BlackRock Global Allocation Fund                2,011,333       1,033,536
BlackRock Global Financial Services Fund           42,935          61,715
BlackRock Large Cap Core Fund                     247,305         212,370
BlackRock Value Opportunities Fund                 17,617           2,184
BlackRock Small Cap Growth Fund                    58,082           6,164
BlackRock Mid Cap Value Opportunities
 Fund                                              49,686           4,418
Munder MidCap Core Growth Fund                    245,339          48,970
Neuberger Berman Socially Responsive
 Fund                                              41,311           4,942
Oakmark International Small Cap Fund              473,350         566,253
Oppenheimer Capital Appreciation Fund             294,909         298,010
Oppenheimer Global Fund                         1,325,323       1,021,716
Oppenheimer International Growth Fund             116,146           1,006
Oppenheimer Main Street Fund                          253               2
Oppenheimer Strategic Income Fund                  17,182           1,387
Oppenheimer Main Street Small Cap Fund            432,653          68,106
Oppenheimer Developing Markets Fund               719,749         253,275
Oppenheimer Equity Fund                            65,477             340
Oppenheimer International Bond Fund               846,889          64,023
Oppenheimer Small- & Mid- Cap Value Fund          166,638         104,688
Oppenheimer Main Street Opportunity Fund          219,463          50,306
Oppenheimer Gold & Special Metals Fund            208,366          75,651
Oppenheimer Real Estate Fund                          263               2
Putnam Global Equity Fund                          31,574              68
Putnam High Yield Fund                          1,255,068         460,182
Putnam International New Opportunities
 Fund                                             245,794          55,612
Putnam Small Cap Value Fund                       390,817         175,456
Putnam VT Vista Fund                              517,609          71,952
Pioneer Emerging Markets Fund                      13,146              30
Allianz NFJ Small Cap Value Fund                    6,064              26
Allianz NFJ Dividend Value Fund                       734             102
Allianz CCM Mid Cap Fund                           13,331              45
PIMCO Total Return                              1,007,858          76,382
PIMCO Emerging Markets Bond Fund                  158,469          11,607
PIMCO Real Return Fund                          1,336,666         493,517
Pioneer High Yield Fund                           326,445          16,424

                                             PURCHASES        PROCEEDS
SUB-ACCOUNT                                   AT COST        FROM SALES
Pioneer Small Cap Value Fund                      $70,649         $22,680
Pioneer Strategic Income Fund                     293,188          62,533
Pioneer Mid Cap Value Fund                        203,588          20,481
Putnam Equity Income Fund                           5,309           1,868
Putnam High Yield Advantage Fund                    3,042               9
Putnam International Equity Fund                  430,990         508,474
Putnam Investors Fund                                  99               4
Putnam Vista Fund                                   3,988           2,014
Putnam International Capital
 Opportunities Fund                                   188               2
Putnam Small Cap Growth Fund                       28,874           2,527
Royce Value Plus Fund                             304,126         290,182
RiverSource Diversified Equity Income
 Fund                                                 859               5
RiverSource Mid Cap Value Fund                     10,540               9
Legg Mason Partners Small Cap Growth
 Fund                                              18,223           2,221
DWS Dreman High Return Equity Fund                155,561          50,577
SSGA S&P 500 Index Fund                           300,661         116,109
DWS Growth & Income VIP Portfolio                  50,242           2,160
DWS Global Thematic Fund                           61,196          23,150
Legg Mason Partners Aggressive Growth
 Fund                                              21,952           2,340
Legg Mason Partners Fundamental Value
 Fund                                                 404               4
Legg Mason Partners Small Cap Growth I
 Fund                                                 307              27
BlackRock Small/Mid-Cap Growth Fund               108,174           1,882
Thornburg International Value Fund                746,547         244,591
Thornburg Value Fund                              253,783          12,332
Thornburg Core Growth Fund                        485,276         184,729
T. Rowe Price Growth Stock Fund                       248              41
T. Rowe Price Retirement 2010 Fund                117,172              77
T. Rowe Price Retirement 2020 Fund                 36,770           1,308
T. Rowe Price Retirement 2030 Fund                 46,050             448
T. Rowe Price Retirement 2040 Fund                 15,303              51
T. Rowe Price Retirement 2050 Fund                  2,083              22
T. Rowe Price Retirement Income Fund               97,769           1,701
UBS Global Allocation Fund                          4,117              26
Victory Diversified Stock Fund                    129,738           9,029
Victory Special Value Fund                        524,521         113,774
Victory Small Company Opportunity Fund              8,502               3
Van Kampen Small Cap Growth Fund                  245,897          46,391
Van Kampen Comstock Fund                        1,387,087         788,252
Van Kampen Equity Growth Fund                      25,537           1,202
Van Kampen Equity and Income Fund               3,871,049       3,346,336
Van Kampen Growth and Income Fund                 152,963          13,725
Van Kampen Mid Cap Growth Fund                     87,452          23,925
Van Kampen U.S. Mortgage Fund                         623               5
Van Kampen Global Value Equity                         29               1
Van Kampen Real Estate Securities Fund             54,994          21,517
Van Kampen Capital Growth Fund                        144               7
Seligman Communications and Information
 Fund                                              11,047           4,946
Seligman Global Technology Fund                     1,729               7
Legg Mason Partners Small Cap Value Fund           13,629              80
                                          ---------------  --------------
                                             $172,373,085     $67,916,051
                                          ===============  ==============

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2008 were as follows:

                                            UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                 ISSUED         REDEEMED            (DECREASE)
American Century VP Equity Income Fund       121,084         131,190              (10,106)
American Century VP Ultra(R) Fund              2,939             132                2,807
American Century VP Balanced Fund              5,856             114                5,742
American Century VP International Fund         1,870              --                1,870
American Century VP Small Cap Value Fund       1,152             690                  462
American Century VP Large Company Value
 Fund                                          2,794             662                2,132
American Century VP Vista(SM) Fund            13,788           2,376               11,412
American Century VP Inflation-Adjusted
 Bond Fund                                     1,928             205                1,723
American Century VP Equity Growth Fund           113              --                  113
American Century VP Income & Growth Fund      51,604           8,542               43,062
American Century VP Ultra Fund                90,848           9,330               81,518
American Century VP Value Fund               195,280          17,853              177,427
AIM V.I. Small Cap Equity Fund                 6,574              --                6,574
AIM V.I. Financial Services Fund                 148              --                  148
AIM Basic Value Fund                          35,084          61,778              (26,694)
AIM European Growth Fund                      15,042           7,601                7,441
AIM International Growth Fund                  7,945             260                7,685
AIM Mid Cap Core Equity Fund                   8,553           3,872                4,681
AIM Small Cap Growth Fund                     24,633          18,535                6,098
AIM Real Estate Fund                          24,583          15,103                9,480
AIM Small Cap Equity Fund                      1,720               6                1,714
Domini Social Equity Fund                         91             103                  (12)
AllianceBernstein VPS Balanced Shares
 Portfolio                                     3,442           2,501                  941
AllianceBernstein VPS Growth and Income
 Portfolio                                     4,777             774                4,003
AllianceBernstein VPS International
 Growth Portfolio                             21,405           3,109               18,296
AllianceBernstein VPS International
 Value Portfolio                              61,520          27,613               33,907
AllianceBernstein VPS Global Value
 Portfolio                                     4,852           2,654                2,198
AllianceBernstein VPS Small/Mid-Cap
 Growth Portfolio                              3,132               4                3,128
AllianceBernstein VPS Small-Mid Cap
 Value Portfolio                                 975              --                  975
American Funds AMCAP Fund                     18,145             815               17,330
American Funds American Balanced Fund         64,432           8,170               56,262
American Funds Capital Income Builder
 Fund                                        537,703         192,318              345,385
American Funds EuroPacific Growth Fund       139,278          37,960              101,318
American Funds Fundamental Investors
 Fund                                        182,512          39,982              142,530
American Funds New Perspective Fund           51,789           2,115               49,674
American Funds The Bond Fund of America      173,517          54,735              118,782
American Funds The Growth Fund of
 America Fund                                477,630         145,533              332,097
American Funds The Income Fund of
 America                                     117,578          29,913               87,665
American Funds The Investment Company of
 America                                     132,110          20,110              112,000
American Funds The New Economy Fund           35,840          23,042               12,798
American Funds Washington Mutual
 Investors                                    49,901           2,533               47,368
American Funds American Mutual Fund           12,656           1,632               11,024
American Funds Capital World Growth &
 Income Fund                                 203,289          76,388              126,901
American Funds SMALLCAP World Fund            31,498          15,211               16,287
Ariel Appreciation Fund                        1,841             820                1,021

                                            UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                 ISSUED         REDEEMED            (DECREASE)
Ariel Fund                                       238             216                   22
Artisan Mid Cap Value Fund                    15,563          19,502               (3,939)
LifePath 2010 Portfolio                      133,339          67,490               65,849
LifePath 2020 Portfolio                      196,622          91,578              105,044
LifePath 2030 Portfolio                      195,355          49,585              145,770
LifePath 2040 Portfolio                      210,251          40,448              169,803
LifePath Retirement Portfolio                  5,786             814                4,972
Baron Small Cap Fund                           4,545           2,382                2,163
BlackRock Government Income Fund              12,758           1,079               11,679
Calvert Social Balanced Portfolio             39,309           1,601               37,708
Calvert Social Investment Fund Equity
 Portfolio                                    11,470          12,440                 (970)
Calvert Large Cap Growth Fund                  8,986           3,449                5,537
Calvert Social Investment Bond Fund            9,519           1,447                8,072
Calvert Income Fund                            1,990               2                1,988
Columbia Marsico International
 Opportunities VS Fund                         4,411             453                3,958
Columbia Mid Cap Value Fund                    2,044               3                2,041
Columbia Marsico Growth VS Fund               21,474           4,023               17,451
CRM Mid Cap Value Fund                         5,668           2,643                3,025
Davis Financial Fund                           2,275              83                2,192
Davis New York Venture Fund                  104,857          29,359               75,498
Davis Opportunity Fund                         8,596           2,413                6,183
Dreyfus Bond Market Index Fund                   295               6                  289
Dreyfus Lifetime Growth and Income
 Portfolio                                    12,783          10,222                2,561
Dreyfus Lifetime Growth Portfolio              6,661           9,594               (2,933)
Dreyfus Lifetime Income Portfolio              1,732           3,344               (1,612)
Dreyfus VIF Appreciation Portfolio                28              --                   28
Dreyfus MidCap Index Fund                        525              66                  459
Dreyfus SmallCap Stock Index Fund              1,790              53                1,737
Dreyfus Small Cap Value Fund                     334              --                  334
Dreyfus VIF Growth and Income Portfolio            9              --                    9
Dreyfus VIF Quality Bond Portfolio            29,876           1,740               28,136
The Dreyfus Socially Responsible Growth
 Fund, Inc.                                      123             123                   --
Dreyfus S&P 500 Index Fund                       740               6                  734
Dreyfus Intermediate Term Income Fund        138,928         106,762               32,166
Eaton Vance Large-Cap Value Fund              49,619           7,295               42,324
Eaton Vance Dividend Builder Fund             27,460             188               27,272
Eaton Vance Worldwide Health Sciences
 Fund                                          1,297               2                1,295
Eaton Vance Income Fund of Boston             20,569          10,183               10,386
Evergreen Asset Allocation Fund               12,276           3,224                9,052
Evergreen Core Bond Fund                       3,338               1                3,337
Evergreen International Equity Fund            5,302             241                5,061
Alger Capital Appreciation Institutional
 Portfolio                                    26,902           6,489               20,413
Alger MidCap Growth Institutional Fund        45,480           5,838               39,642
Alger SmallCap Growth Institutional Fund         546               1                  545
Fidelity Advisor Equity Growth Fund            3,584           1,084                2,500
Fidelity Advisor Value Strategies Fund        10,568           9,604                  964
Fidelity Advisor Leveraged Company Stock
 fund                                          9,199              34                9,165
Federated American Leaders Fund                   33               1                   32

                                            UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                 ISSUED         REDEEMED            (DECREASE)
Federated Capital Appreciation Fund               38              --                   38
Federated Fund for U.S. Government
 Securities Fund                               2,575              14                2,561
Federated Mid Cap Growth Strategies Fund       2,452               3                2,449
Federated High Income Bond Fund                1,876              --                1,876
Federated International Equity Fund               18              --                   18
Federated Kaufman Fund                        55,993           9,335               46,658
Federated Short-Term Income Fund              13,378          11,766                1,612
Federated Total Return Bond Fund                 443               1                  442
Fidelity VIP Growth Opportunities
 Portfolio                                    58,081           7,687               50,394
Fidelity VIP Overseas Portfolio                2,976             338                2,638
Fidelity VIP Value Strategies Portfolio        1,196              --                1,196
Fidelity VIP Balanced Portfolio               29,405           9,480               19,925
Fidelity VIP Growth & Income Portfolio        17,201             637               16,564
Templeton Developing Markets Trust            44,255           7,099               37,156
Franklin High Income Fund                      1,467              86                1,381
Franklin Strategic Income Fund                 2,054              11                2,043
Templeton Global Bond Fund                    14,291           5,366                8,925
Franklin U.S. Government Securities Fund         904              22                  882
Franklin Small Cap Value Fund                 33,520           9,309               24,211
Mutual Discovery Fund                        144,949          51,034               93,915
Templeton Growth Fund                         42,101          25,992               16,109
Franklin Income Fund                         159,388          65,561               93,827
Franklin Capital Growth Fund                     113              --                  113
Franklin Growth Fund                           2,066             442                1,624
Franklin Total Return Fund                        28              --                   28
Franklin Balance Sheet Investment Fund        52,668          54,750               (2,082)
Mutual Beacon Fund                            23,851           9,264               14,587
Franklin Mutual Shares Fund                  101,399          60,056               41,343
Franklin Small-Mid Cap Growth Fund            91,489          54,675               36,814
Franklin Templeton Conservative Target        37,558           2,443               35,115
Franklin Templeton Growth Target Fund        100,299          14,254               86,045
Franklin Templeton Moderate Target Fund      133,226          15,510              117,716
Templeton Foreign Fund                       112,676         106,137                6,539
Franklin Small-Mid Cap Growth Securities
 Fund                                          2,142              --                2,142
GE Premier Growth Equity Fund                    746             654                   92
Goldman Sachs Balanced Fund                      318               2                  316
Goldman Sachs Capital Growth Fund                563              38                  525
Goldman Sachs Core Fixed Income Fund             751               7                  744
Goldman Sachs Structured U.S. Equity
 Fund                                              3              --                    3
Goldman Sachs Government Income Fund           9,610           1,315                8,295
Goldman Sachs Growth & Income Fund            92,467          66,521               25,946
Goldman Sachs Growth Opportunities Fund        1,715              94                1,621
Goldman Sachs Mid Cap Value Fund              90,792          40,060               50,732
Goldman Sachs Small Cap Value Fund            25,628           7,141               18,487
Goldman Sachs High Yield Fund                 12,552           7,043                5,509
Goldman Sachs Large Cap Value Fund               165               3                  162
John Hancock Small Cap Equity Fund            54,035          45,350                8,685
Hartford Advisers HLS Fund                   516,153         166,804              349,349

                                            UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                 ISSUED         REDEEMED            (DECREASE)
Hartford LargeCap Growth HLS Fund              9,030          13,647               (4,617)
Hartford Total Return Bond HLS Fund          654,219         346,812              307,407
Hartford Capital Appreciation HLS Fund     1,157,888         416,718              741,170
Hartford Dividend and Growth HLS Fund        390,371         448,072              (57,701)
Hartford Global Advisers HLS Fund             17,882           8,827                9,055
Hartford Global Equity HLS Fund               65,365          57,459                7,906
Hartford Global Health HLS Fund               26,600          10,865               15,735
Hartford Global Growth HLS Fund                1,255             419                  836
Hartford Disciplined Equity HLS Fund             111               1                  110
Hartford Growth HLS Fund                      10,641           2,700                7,941
Hartford Growth Opportunities HLS Fund        78,984          18,097               60,887
Hartford Index HLS Fund                      630,838         489,684              141,154
Hartford International Growth HLS Fund         7,276           2,618                4,658
Hartford International Opportunities HLS
 Fund                                        187,589          34,744              152,845
Hartford MidCap HLS Fund                     110,172          85,182               24,990
Hartford Money Market HLS Fund               877,962         395,390              482,572
Hartford Small Company HLS Fund              139,859          81,676               58,183
Hartford SmallCap Growth HLS Fund              5,336             152                5,184
Hartford Stock HLS Fund                      441,740         121,522              320,218
Hartford U.S. Government Securities HLS
 Fund                                        580,494         424,383              156,111
Hartford Value Opportunities HLS Fund         39,331          32,250                7,081
The Hartford Target Retirement 2010 Fund         448              43                  405
The Hartford Target Retirement 2020 Fund       2,518             324                2,194
The Hartford Target Retirement 2030 Fund       2,125              14                2,111
The Hartford Equity Growth Allocation
 Fund                                          1,350              13                1,337
The Hartford Balanced Allocation Fund          1,633              11                1,622
The Hartford Conservative Allocation
 Fund                                              1              --                    1
The Hartford Capital Appreciation Fund        20,828              52               20,776
The Hartford Growth Allocation Fund            1,893              15                1,878
Hotchkis and Wiley Large Cap Value Fund       16,950           8,733                8,217
AIM V.I. Technology Fund                       4,743             379                4,364
AIM Financial Services Fund                   16,648           7,199                9,449
AIM Leisure Fund                              11,087          15,434               (4,347)
AIM Technology Fund                           14,855           9,184                5,671
Ivy Global Natural Resources Fund             63,553          20,728               42,825
Ivy Large Cap Growth Fund                        114               1                  113
Ivy Science & Technology Fund                    175               1                  174
Janus Aspen Forty Portfolio                  225,022          35,481              189,541
Janus Aspen Mid Cap Growth Portfolio           4,216              --                4,216
Janus Aspen International Growth
 Portfolio                                    37,585          12,935               24,650
Janus Aspen Balanced Portfolio                24,809           5,211               19,598
Janus Aspen Worldwide Growth Portfolio        61,071          15,404               45,667
Janus Adviser Flexible Bond Fund                  32              --                   32
Janus Adviser Forty Fund                     139,105          38,180              100,925
Janus Adviser International Growth Fund      105,900          51,671               54,229
Janus Adviser Worldwide Fund                  23,930          15,698                8,232
Janus Adviser Mid Cap Growth Fund              1,279               3                1,276
Keeley Small Cap Value Fund                   33,729          36,851               (3,122)

                                            UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                 ISSUED         REDEEMED            (DECREASE)
Lord Abbett Affiliated Fund                   20,148             669               19,479
Lord Abbett All Value Fund                    10,749             113               10,636
Lord Abbett Bond Debenture Fund               31,642           5,320               26,322
Lord Abbett Growth Opportunities Fund            399               2                  397
Lord Abbett Large-Cap Core Fund                  663             152                  511
Lord Abbett America's Value Fund                 288               2                  286
Lord Abbett Total Return Fund                    132              --                  132
Lord Abbett Small Cap Blend Fund              59,569          10,433               49,136
Lord Abbett Developing Growth Fund, Inc.         205               7                  198
Lord Abbett International Core Equity
 Fund                                            957             554                  403
Legg Mason Value Trust Fund                    8,082          18,487              (10,405)
Marshall Mid-Cap Value Fund                    4,040             798                3,242
Massachusetts Investors Growth Stock
 Fund                                         40,912          30,613               10,299
MFS High Income Fund                          16,145          12,186                3,959
MFS International New Discovery Fund           5,076           1,295                3,781
MFS Mid Cap Growth Fund                       15,539           9,660                5,879
MFS Research International Fund                  111               7                  104
MFS Strategic Value Fund                         538              27                  511
MFS Total Return Fund                          4,320             283                4,037
MFS Utilities Fund                            88,768          38,542               50,226
MFS Value Fund                                25,614          18,173                7,441
MFS Research Bond Fund                         1,241             455                  786
MFS New Endeavor Fund                            771               2                  769
MFS Core Equity Fund                           8,179          16,794               (8,615)
MFS Government Securities Fund                   654               2                  652
MFS Core Equity Series                         1,044              --                1,044
MFS High Income Series                         1,800             143                1,657
MFS Investors Growth Stock Series                539             120                  419
MFS Utilities Series                          15,321           2,633               12,688
BlackRock Global Allocation Fund             190,980          79,931              111,049
BlackRock Global Financial Services Fund       6,043           7,171               (1,128)
BlackRock Large Cap Core Fund                 27,685          20,864                6,821
BlackRock Value Opportunities Fund             1,799             208                1,591
BlackRock Small Cap Growth Fund                6,047             663                5,384
BlackRock Mid Cap Value Opportunities
 Fund                                          5,549             520                5,029
Munder MidCap Core Growth Fund                22,347           4,612               17,735
Neuberger Berman Socially Responsive
 Fund                                          3,581             461                3,120
Oakmark International Small Cap Fund          19,325          27,109               (7,784)
Oppenheimer Capital Appreciation Fund         29,386          27,499                1,887
Oppenheimer Global Fund                       73,866          60,832               13,034
Oppenheimer International Growth Fund         10,650              42               10,608
Oppenheimer Main Street Fund                      45              --                   45
Oppenheimer Strategic Income Fund              1,711             118                1,593
Oppenheimer Main Street Small Cap Fund        52,138           7,738               44,400
Oppenheimer Developing Markets Fund           11,029           6,560                4,469
Oppenheimer Equity Fund                        6,186               5                6,181
Oppenheimer International Bond Fund           70,993           6,142               64,851
Oppenheimer Small- & Mid- Cap Value Fund      24,117          15,428                8,689

                                            UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                 ISSUED         REDEEMED            (DECREASE)
Oppenheimer Main Street Opportunity Fund      26,719           5,020               21,699
Oppenheimer Gold & Special Metals Fund        17,370           6,019               11,351
Oppenheimer Real Estate Fund                      58              --                   58
Putnam Global Equity Fund                      3,120              --                3,120
Putnam High Yield Fund                       116,425          60,098               56,327
Putnam International New Opportunities
 Fund                                         21,376           7,011               14,365
Putnam Small Cap Value Fund                   45,099          20,765               24,334
Putnam VT Vista Fund                          51,107           8,801               42,306
Pioneer Emerging Markets Fund                  2,484               4                2,480
Allianz NFJ Small Cap Value Fund                 834               4                  830
Allianz NFJ Dividend Value Fund                  111              15                   96
Allianz CCM Mid Cap Fund                       1,193              --                1,193
PIMCO Total Return                            85,726           7,878               77,848
PIMCO Emerging Markets Bond Fund              14,441           1,228               13,213
PIMCO Real Return Fund                       103,053          44,095               58,958
Pioneer High Yield Fund                       34,504           3,066               31,438
Pioneer Small Cap Value Fund                   9,433           3,184                6,249
Pioneer Strategic Income Fund                 24,560           6,139               18,421
Pioneer Mid Cap Value Fund                    22,066           2,067               19,999
Putnam Equity Income Fund                        620             325                  295
Putnam High Yield Advantage Fund                 366              --                  366
Putnam International Equity Fund              32,334          36,394               (4,060)
Putnam Investors Fund                             15              --                   15
Putnam Vista Fund                                424             283                  141
Putnam International Capital
 Opportunities Fund                               41              --                   41
Putnam Small Cap Growth Fund                   3,640             365                3,275
Royce Value Plus Fund                         27,633          24,853                2,780
RiverSource Diversified Equity Income
 Fund                                            157               1                  156
RiverSource Mid Cap Value Fund                 1,849               3                1,846
Legg Mason Partners Small Cap Growth
 Fund                                          1,623             185                1,438
DWS Dreman High Return Equity Fund            15,980           4,732               11,248
SSGA S&P 500 Index Fund                       30,571          12,671               17,900
DWS Growth & Income VIP Portfolio              5,385             229                5,156
DWS Global Thematic Fund                       7,163           3,112                4,051
Legg Mason Partners Aggressive Growth
 Fund                                          2,841             234                2,607
Legg Mason Partners Fundamental Value
 Fund                                             44              --                   44
Legg Mason Partners Small Cap Growth I
 Fund                                             55               5                   50
BlackRock Small/Mid-Cap Growth Fund           10,759             155               10,604
Thornburg International Value Fund            78,206          18,571               59,635
Thornburg Value Fund                          25,111           1,448               23,663
Thornburg Core Growth Fund                    53,185          18,578               34,607
T. Rowe Price Growth Stock Fund                   43               7                   36
T. Rowe Price Retirement 2010 Fund            15,875               6               15,869
T. Rowe Price Retirement 2020 Fund             5,296             225                5,071
T. Rowe Price Retirement 2030 Fund             6,899             177                6,722
T. Rowe Price Retirement 2040 Fund             2,368               7                2,361
T. Rowe Price Retirement 2050 Fund               323               3                  320
T. Rowe Price Retirement Income Fund          12,178             188               11,990

                                            UNITS            UNITS            NET INCREASE
SUB-ACCOUNT                                 ISSUED         REDEEMED            (DECREASE)
UBS Global Allocation Fund                       355              --                  355
Victory Diversified Stock Fund                10,766             732               10,034
Victory Special Value Fund                    51,660          10,224               41,436
Victory Small Company Opportunity Fund         1,231               1                1,230
Van Kampen Small Cap Growth Fund              25,478           4,340               21,138
Van Kampen Comstock Fund                     117,254          71,845               45,409
Van Kampen Equity Growth Fund                  2,364             108                2,256
Van Kampen Equity and Income Fund            329,916         302,401               27,515
Van Kampen Growth and Income Fund             17,765           1,863               15,902
Van Kampen Mid Cap Growth Fund                 9,639           2,065                7,574
Van Kampen U.S. Mortgage Fund                     58              --                   58
Van Kampen Global Value Equity                     3              --                    3
Van Kampen Real Estate Securities Fund         6,107           2,288                3,819
Van Kampen Capital Growth Fund                    29               1                   28
Seligman Communications and Information
 Fund                                          1,128             382                  746
Seligman Global Technology Fund                  280               1                  279
Legg Mason Partners Small Cap Value Fund       1,397               3                1,394

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                            UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                                ISSUED         REDEEMED            (DECREASE)
American Century Equity Income Fund         112,093         114,992               (2,899)
American Century Ultra(R) Fund                  552             192                  360
American Century Small Cap Value Fund           679             360                  319
American Century Large Company Value
 Fund                                            39               6                   33
American Century Vista(SM) Fund               2,710             815                1,895
American Century Inflation-Adjusted Bond
 Fund                                           855               1                  854
American Century Equity Growth Fund               6              --                    6
AIM Basic Value Fund                         39,160          53,262              (14,102)
AIM European Growth Fund                     16,692             779               15,913
AIM International Growth Fund                 4,378              30                4,348
AIM Mid Cap Core Equity Fund                  6,620              --                6,620
AIM Small Cap Growth Fund                    12,536           8,406                4,130
AIM Real Estate Fund                         34,070           9,401               24,669
AIM Small Cap Equity Fund                         7              --                    7
Domini Social Equity Fund                       247             127                  120
AllianceBernstein Balanced Shares Fund       12,957           7,618                5,339
AllianceBernstein Growth and Income Fund          9              --                    9
AllianceBernstein International Growth
 Fund                                        12,381             187               12,194
AllianceBernstein International Value
 Fund                                       154,264          81,711               72,553
AllianceBernstein Global Value Fund           6,483           4,715                1,768
American Funds AMCAP Fund                     2,508             307                2,201
American Funds American Balanced Fund         3,892              44                3,848
American Funds Capital Income Builder
 Fund                                       279,916          21,970              257,946
American Funds EuroPacific Growth Fund      105,495          26,000               79,495
American Funds Fundamental Investors
 Fund                                        47,719          19,018               28,701
American Funds New Perspective Fund           8,304             241                8,063
American Funds The Bond Fund of America      63,571          26,892               36,679

                                            UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                                ISSUED         REDEEMED            (DECREASE)
American Funds The Growth Fund of
 America Fund                               492,768         200,325              292,443
American Funds The Income Fund of
 America                                     92,175           4,826               87,349
American Funds The Investment Company of
 America                                     27,002           2,520               24,482
American Funds The New Economy Fund          60,182          21,547               38,635
American Funds Washington Mutual
 Investors                                    2,922             322                2,600
American Funds American Mutual Fund             664              41                  623
American Funds Capital World Growth &
 Income Fund                                208,255          37,177              171,078
American Funds SMALLCAP World Fund           32,318          18,740               13,578
Ariel Appreciation Fund                       1,541             497                1,044
Ariel Fund                                    1,357             728                  629
Artisan Mid Cap Value Fund                   24,170          12,143               12,027
LifePath 2010 Portfolio                      99,169           6,422               92,747
LifePath 2020 Portfolio                     147,182          16,805              130,377
LifePath 2030 Portfolio                     166,742          27,011              139,731
LifePath 2040 Portfolio                     117,509           5,026              112,483
LifePath Retirement Portfolio                 7,786             505                7,281
Baron Small Cap Fund                          2,361           4,095               (1,734)
BlackRock Government Income Fund              1,007               3                1,004
Calvert Social Investment Fund Equity
 Portfolio                                    9,694             208                9,486
Calvert Large Cap Growth Fund                 3,975           3,787                  188
Calvert Social Investment Bond Fund           4,597              83                4,514
Columbia Marsico International
 Opportunities Fund                           1,259              72                1,187
Columbia Marsico Growth Fund                  7,993           2,030                5,963
CRM Mid Cap Value Fund                        8,956           7,154                1,802
Davis Financial Fund                             22              --                   22
Davis New York Venture Fund                 117,543          23,580               93,963
Davis Opportunity Fund                       30,681          23,596                7,085
Dreyfus Lifetime Growth and Income
 Portfolio                                    9,237           5,119                4,118
Dreyfus Lifetime Growth Portfolio             5,969           4,150                1,819
Dreyfus Lifetime Income Portfolio             1,121             961                  160
Dreyfus Premier Core Bond Fund               20,918           8,303               12,615
Dreyfus MidCap Index Fund                     3,429           5,601               (2,172)
Dreyfus SmallCap Stock Index Fund             1,089             936                  154
Dreyfus Premier Small Cap Value Fund             --              74                  (74)
Eaton Vance Large-Cap Value Fund             27,873             234               27,639
Eaton Vance Dividend Builder Fund             4,079             243                3,836
Eaton Vance Worldwide Health Sciences
 Fund                                           115              --                  115
Eaton Vance Income Fund of Boston            29,772             222               29,550
Alger Capital Appreciation Institutional
 Portfolio                                   20,508           1,228               19,280
Alger MidCap Growth Institutional Fund       22,023              87               21,936
Fidelity Advisor Equity Growth Fund             964              54                  910
Fidelity Advisor Value Strategies Fund       14,872           9,176                5,696
Federated Fund for U.S. Government
 Securities Fund                                531              --                  531
Federated Mid Cap Growth Strategies Fund         17              --                   17
Federated Kaufman Fund                       23,684           1,026               22,658
Federated Short-Term Income Fund              7,485           9,161               (1,676)
Templeton Developing Markets Trust           37,967           1,690               36,277
Franklin High Income Fund                     1,499               6                1,493

                                            UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                                ISSUED         REDEEMED            (DECREASE)
Templeton Global Bond Fund                   28,690          24,129                4,561
Franklin Small Cap Value Fund                37,470           8,975               28,495
Mutual Discovery Fund                        82,632          18,875               63,757
Templeton Growth Fund                        73,291          28,749               44,542
Franklin Income Fund                        118,561          25,274               93,287
Franklin Capital Growth Fund                      7              --                    7
Franklin Balance Sheet Investment Fund       58,192          44,608               13,584
Mutual Beacon Fund                           57,000          12,296               44,704
Franklin Mutual Shares Fund                  81,314          31,031               50,283
Franklin Small-Mid Cap Growth Fund           32,027          18,412               13,615
Franklin Templeton Conservative Target       24,992          24,134                  858
Franklin Templeton Growth Target Fund        34,303          22,654               11,649
Franklin Templeton Moderate Target Fund      61,315          23,878               37,437
Templeton Foreign Fund                      206,817         218,387              (11,570)
GE Premier Growth Equity Fund                   634              15                  619
Goldman Sachs Capital Growth Fund               188               6                  182
Goldman Sachs Core Fixed Income Fund            181               3                  178
Goldman Sachs Government Income Fund          2,044               3                2,041
Goldman Sachs Growth & Income Fund           81,027          18,572               62,455
Goldman Sachs Growth Opportunities Fund         418              67                  351
Goldman Sachs Mid Cap Value Fund            247,341         147,982               99,359
Goldman Sachs Small Cap Value Fund           47,943          24,700               23,243
Goldman Sachs High Yield Fund                14,477           5,357                9,120
John Hancock Small Cap Equity Fund           30,082          40,027               (9,945)
Hartford Advisers HLS Fund                   54,975          38,518               16,457
Hartford LargeCap Growth HLS Fund            39,542          31,286                8,256
Hartford Total Return Bond HLS Fund         345,361         205,163              140,198
Hartford Capital Appreciation HLS Fund      237,215         182,467               54,748
Hartford Dividend and Growth HLS Fund       247,744         320,874              (73,130)
Hartford Global Advisers HLS Fund             9,439             269                9,170
Hartford Global Communications HLS Fund          12              --                   12
Hartford Global Health HLS Fund              15,898           7,141                8,757
Hartford Global Growth HLS Fund                   8              --                    8
Hartford Global Technology HLS Fund          17,476           6,213               11,263
Hartford Growth HLS Fund                      9,927           1,339                8,588
Hartford Growth Opportunities HLS Fund       24,303             566               23,737
Hartford Index HLS Fund                     221,424         194,438               26,986
Hartford International Growth HLS Fund        3,057           2,912                  145
Hartford International Opportunities HLS
 Fund                                           106               1                  105
Hartford MidCap HLS Fund                     98,200         104,403               (6,203)
Hartford Money Market HLS Fund              883,786         712,386              171,400
Hartford Mortgage Securities HLS Fund        15,438          25,948              (10,510)
Hartford Small Company HLS Fund             129,670         158,543              (28,873)
Hartford SmallCap Growth HLS Fund             2,299             575                1,724
Hartford Stock HLS Fund                      44,358          59,663              (15,305)
Hartford Value Opportunities HLS Fund        60,770           6,199               54,571
Hotchkis and Wiley Large Cap Value Fund      28,505          15,938               12,567
AIM Financial Services Fund                  10,048           8,558                1,490

                                            UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                                ISSUED         REDEEMED            (DECREASE)
AIM Leisure Fund                             15,180          13,320                1,860
AIM Technology Fund                          13,139           8,281                4,858
Ivy Global Natural Resources Fund            34,212              27               34,185
Janus Adviser Forty Fund                     47,759          15,981               31,778
Janus Adviser International Growth Fund      65,999          35,763               30,236
Janus Adviser Worldwide Fund                 74,974          91,311              (16,337)
Keeley Small Cap Value Fund                  88,133          57,428               30,705
Lord Abbett Affiliated Fund                   1,209               7                1,202
Lord Abbett All Value Fund                   25,952          24,308                1,644
Lord Abbett Bond Debenture Fund               5,047               2                5,045
Lord Abbett America's Value Fund                  3              --                    3
Lord Abbett Small Cap Blend Fund             32,793           8,747               24,046
Lord Abbett International Core Equity
 Fund                                             4              --                    4
Legg Mason Value Fund                        11,568          13,634               (2,066)
Marshall Mid-Cap Value Fund                  12,005           4,414                7,591
Massachusetts Investors Growth Stock
 Fund                                        42,359          34,900                7,459
MFS High Income Fund                         13,060           7,508                5,552
MFS International New Discovery Fund          4,254           1,057                3,197
MFS Mid Cap Growth Fund                       9,576           8,954                  622
MFS Strategic Value Fund                      2,533              --                2,533
MFS Total Return Fund                           161              12                  149
MFS Utilities Fund                           87,219          27,192               60,027
MFS Value Fund                               26,757          24,472                2,285
MFS Research Bond Fund                        1,239              --                1,239
MFS Core Equity Fund                        109,131         128,750              (19,619)
BlackRock Global Allocation Fund            131,323           5,943              125,380
BlackRock Global Financial Services Fund     12,544              56               12,488
BlackRock Large Cap Core Fund                25,269             768               24,501
BlackRock Value Opportunities Fund            1,024             597                  427
BlackRock Small Cap Growth Fund               6,520              90                6,430
BlackRock Mid Cap Value Opportunities
 Fund                                         1,965             103                1,862
Munder MidCap Core Growth Fund               12,859           2,346               10,513
Neuberger Berman Socially Responsive
 Fund                                         2,238              97                2,141
Oakmark International Small Cap Fund         19,228          18,077                1,151
Oppenheimer Capital Appreciation Fund        23,128          25,744               (2,616)
Oppenheimer Global Fund                      40,336          38,173                2,163
Oppenheimer International Growth Fund           589               1                  588
Oppenheimer Main Street Small Cap Fund       33,699           1,895               31,804
Oppenheimer Developing Markets Fund          10,071           5,574                4,497
Oppenheimer Equity Fund                         132              --                  132
Oppenheimer International Bond Fund          25,262             548               24,714
Oppenheimer Small- & Mid- Cap Value Fund     51,480             766               50,714
Oppenheimer Main Street Opportunity Fund     12,439             138               12,301
Oppenheimer Gold & Special Metals Fund        7,500             307                7,193
PIMCO Total Return                           20,042             343               19,699
PIMCO Emerging Markets Bond Fund             17,122             286               16,836
PIMCO Real Return Fund                       62,162          16,347               45,815
Pioneer High Yield Fund                      11,779           2,297                9,482

                                            UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                                ISSUED         REDEEMED            (DECREASE)
Pioneer Small Cap Value Fund                  8,558             212                8,346
Pioneer Strategic Income Fund                30,832             396               30,436
Pioneer Mid Cap Value Fund                      641               3                  638
Putnam International Equity Fund             43,423          18,137               25,286
Putnam Investors Fund                             4              --                    4
Putnam Vista Fund                                23              --                   23
Putnam Small Cap Growth Fund                    152               8                  144
Royce Value Plus Fund                        41,927          21,518               20,409
Legg Mason Partners Small Cap Growth
 Fund                                           928             546                  382
DWS Dreman High Return Equity Fund           15,802             578               15,224
SSGA S&P 500 Index Fund                      23,194          10,347               12,847
DWS Global Thematic Fund                     12,486              83               12,403
Legg Mason Partners Aggressive Growth
 Fund                                         8,607             175                8,432
BlackRock Small/Mid-Cap Growth Fund             159              --                  159
Thornburg International Value Fund           31,176           1,104               30,072
Thornburg Value Fund                         15,843             368               15,475
Thornburg Core Growth Fund                   42,747           5,369               37,378
Victory Diversified Stock Fund                5,103             327                4,776
Victory Special Value Fund                   32,048           2,279               29,769
Van Kampen Small Cap Growth Fund              5,127               3                5,124
Van Kampen Comstock Fund                    506,013         349,327              156,686
Van Kampen Equity and Income Fund           852,544         463,743              388,801
Van Kampen Growth and Income Fund             9,999              39                9,960
Van Kampen Mid Cap Growth Fund                  626               2                  624
Van Kampen Real Estate Securities Fund        7,705             346                7,359
Seligman Communications and Information
 Fund                                           619             207                  412
Legg Mason Partners Small Cap Value Fund         99              --                   99

6.   FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for each series in each Sub-Account that has outstanding units.

                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AMERICAN CENTURY VP EQUITY INCOME FUND
 2008  Lowest contract charges               8,195        $15.43                 $126,468
    Highest contract charges                23,118         12.00                  277,332
    Remaining contract charges             365,613            --                4,929,171
 2007  Lowest contract charges               9,540         19.35                  184,611
    Highest contract charges                19,702         15.23                  300,113
    Remaining contract charges             377,790            --                6,303,225
 2006  Lowest contract charges              11,571         19.08                  220,733
    Highest contract charges                17,112         15.21                  260,216
    Remaining contract charges             381,248            --                6,294,117
 2005  Lowest contract charges               8,235         15.99                  131,697
    Highest contract charges                12,978         12.91                  167,508
    Remaining contract charges             321,824            --                4,537,945
 2004  Lowest contract charges               5,778         15.65                   90,433
    Highest contract charges                 4,671         12.79                   59,734
    Remaining contract charges             207,917            --                2,844,697
AMERICAN CENTURY VP ULTRA(R) FUND
 2008  Lowest contract charges                  69         14.07                      965
    Highest contract charges                 1,605          6.71                   10,776
    Remaining contract charges               2,301            --                   15,662
 2007  Lowest contract charges                   9         24.30                      227
    Highest contract charges                   760         11.70                    8,890
    Remaining contract charges                 399            --                    4,708
 2006  Lowest contract charges                 331          9.81                    3,242
    Highest contract charges                   477          9.75                    4,648
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges               1,204         10.25                   12,340
    Highest contract charges                    14         10.23                      148
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP BALANCED FUND
 2008  Lowest contract charges               5,742          8.61                   49,421
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP INTERNATIONAL FUND
 2008  Lowest contract charges               1,870          7.16                   13,395
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AMERICAN CENTURY VP EQUITY INCOME FUND
 2008  Lowest contract charges                  --              3.15%            (20.25)%
    Highest contract charges                  1.25%             3.22%            (21.25)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.17%              1.43%
    Highest contract charges                  1.25%             2.35%              0.17%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.32%             19.30%
    Highest contract charges                  1.25%             2.24%             17.81%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.62%              2.20%
    Highest contract charges                  1.24%             2.00%              0.93%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              2.25%             12.26%
    Highest contract charges                  1.23%             2.57%             10.86%
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP ULTRA(R) FUND
 2008  Lowest contract charges                  --              0.32%            (42.10)%
    Highest contract charges                  1.25%             0.28%            (42.64)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              (8.82)%
    Highest contract charges                  1.24%               --              20.02%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%               --              (4.32)%
    Highest contract charges                  1.26%               --              (4.70)%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.73%               --               3.12%
    Highest contract charges                  0.90%               --               2.94%
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP BALANCED FUND
 2008  Lowest contract charges                0.70%               --             (20.89)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP INTERNATIONAL FUND
 2008  Lowest contract charges                0.70%               --             (45.21)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AMERICAN CENTURY VP SMALL CAP VALUE
 FUND
 2008  Lowest contract charges                 343        $10.13                   $3,478
    Highest contract charges                   475          9.72                    4,618
    Remaining contract charges                 988            --                    9,775
 2007  Lowest contract charges                 259         14.07                    3,645
    Highest contract charges                    23         13.62                      317
    Remaining contract charges               1,062            --                   14,671
 2006  Lowest contract charges                 193         14.56                    2,808
    Highest contract charges                    17         14.22                      241
    Remaining contract charges                 815            --                   11,717
 2005  Lowest contract charges                 156         12.57                    1,957
    Highest contract charges                     3         12.49                       36
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP LARGE COMPANY
 VALUE FUND
 2008  Lowest contract charges               2,165          7.11                   15,392
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  33         11.52                      385
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP VISTA(SM) FUND
 2008  Lowest contract charges                 145         11.97                    1,741
    Highest contract charges                 1,662          8.81                   14,640
    Remaining contract charges              13,155            --                  116,875
 2007  Lowest contract charges                 145         23.37                    3,399
    Highest contract charges                    71         17.42                    1,236
    Remaining contract charges               3,334            --                   58,933
 2006  Lowest contract charges               1,652         12.88                   21,283
    Highest contract charges                     3         12.75                       40
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  78         11.94                      934
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP INFLATION-ADJUSTED
 BOND FUND
 2008  Lowest contract charges               2,577         10.74                   27,684
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 854         11.03                    9,414
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AMERICAN CENTURY VP SMALL CAP VALUE
 FUND
 2008  Lowest contract charges                0.34%             1.43%            (28.01)%
    Highest contract charges                  1.24%             2.38%            (28.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.34%             0.84%             (3.36)%
    Highest contract charges                  1.19%             0.80%             (4.22)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.37%             1.03%             14.88%
    Highest contract charges                  1.19%             0.46%             13.85%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             0.84%              1.81%
    Highest contract charges                  0.23%             0.69%              1.62%
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP LARGE COMPANY
 VALUE FUND
 2008  Lowest contract charges                1.24%             3.01%            (38.31)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.12%             1.89%             (2.43)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP VISTA(SM) FUND
 2008  Lowest contract charges                  --                --             (48.79)%
    Highest contract charges                  1.24%               --             (49.43)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              38.37%
    Highest contract charges                  1.23%               --              36.65%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%               --               7.91%
    Highest contract charges                    --                --               7.48%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.80%               --               5.45%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP INFLATION-ADJUSTED
 BOND FUND
 2008  Lowest contract charges                1.24%             5.08%             (2.60)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             3.50%              9.39%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AMERICAN CENTURY VP EQUITY GROWTH FUND
 2008  Lowest contract charges                 119         $7.61                     $907
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   6         11.83                       69
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP INCOME & GROWTH
 FUND
 2008  Lowest contract charges               1,764          7.03                   12,407
    Highest contract charges                41,298          6.99                  288,828
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP ULTRA FUND
 2008  Lowest contract charges              81,518          7.25                  591,211
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN CENTURY VP VALUE FUND
 2008  Lowest contract charges             177,427          7.34                1,302,541
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM V.I. SMALL CAP EQUITY FUND
 2008  Lowest contract charges               6,574          6.52                   42,875
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM V.I. FINANCIAL SERVICES FUND
 2008  Lowest contract charges                 148          3.34                      494
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM BASIC VALUE FUND
 2008  Lowest contract charges             157,161          6.64                1,043,178
    Highest contract charges                   116          6.24                      723
    Remaining contract charges                 693            --                    3,076
 2007  Lowest contract charges             184,664         13.83                2,554,238
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges             198,766         13.73                2,729,856
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges             165,571         12.18                2,016,411
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2004  Lowest contract charges             127,412         11.58                1,475,228
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AMERICAN CENTURY VP EQUITY GROWTH FUND
 2008  Lowest contract charges                1.22%             1.84%            (35.70)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             4.13%              1.88%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP INCOME & GROWTH
 FUND
 2008  Lowest contract charges                0.45%               --             (31.45)%
    Highest contract charges                  0.70%               --             (35.04)%
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP ULTRA FUND
 2008  Lowest contract charges                0.70%               --             (41.89)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN CENTURY VP VALUE FUND
 2008  Lowest contract charges                0.70%               --             (27.29)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM V.I. SMALL CAP EQUITY FUND
 2008  Lowest contract charges                0.68%               --             (31.79)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM V.I. FINANCIAL SERVICES FUND
 2008  Lowest contract charges                0.73%             5.70%            (59.73)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM BASIC VALUE FUND
 2008  Lowest contract charges                0.35%             0.21%            (52.01)%
    Highest contract charges                  1.15%             2.75%            (52.44)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.06%              0.71%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             0.09%             12.77%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               5.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%               --              10.49%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AIM EUROPEAN GROWTH FUND
 2008  Lowest contract charges               5,699         $5.14                  $29,284
    Highest contract charges                 1,182          7.79                    9,207
    Remaining contract charges              16,473            --                   87,799
 2007  Lowest contract charges              11,935         10.05                  119,907
    Highest contract charges                 3,978         14.81                   58,902
    Remaining contract charges                  --            --                       --
AIM INTERNATIONAL GROWTH FUND
 2008  Lowest contract charges                  37          8.64                      318
    Highest contract charges                11,996          8.56                  102,652
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges               4,348         14.63                   63,607
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AIM MID CAP CORE EQUITY FUND
 2008  Lowest contract charges               2,152          7.54                   16,231
    Highest contract charges                 2,209          8.70                   19,219
    Remaining contract charges               6,940            --                   60,947
 2007  Lowest contract charges               5,539         10.45                   57,862
    Highest contract charges                 1,053         12.14                   12,784
    Remaining contract charges                  28            --                      344
AIM SMALL CAP GROWTH FUND
 2008  Lowest contract charges               4,182          7.14                   29,856
    Highest contract charges                 1,098          6.90                    7,569
    Remaining contract charges              44,223            --                  310,059
 2007  Lowest contract charges               1,342         11.65                   15,641
    Highest contract charges                   499         11.40                    5,689
    Remaining contract charges              41,564            --                  478,387
 2006  Lowest contract charges                 981         10.46                   10,268
    Highest contract charges                   305         10.37                    3,166
    Remaining contract charges              37,989            --                  395,355
AIM REAL ESTATE FUND
 2008  Lowest contract charges               2,666         14.11                   37,623
    Highest contract charges                11,524         14.90                  171,757
    Remaining contract charges              35,114            --                  536,596
 2007  Lowest contract charges               2,010         22.82                   45,872
    Highest contract charges                 4,924         23.73                  116,847
    Remaining contract charges              32,890            --                  804,062
 2006  Lowest contract charges                  61         33.63                    2,033
    Highest contract charges                   247         28.26                    6,984
    Remaining contract charges              14,847            --                  428,430
 2005  Lowest contract charges               1,121         21.24                   23,816
    Highest contract charges                     5         21.00                      101
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AIM EUROPEAN GROWTH FUND
 2008  Lowest contract charges                0.35%             2.11%            (46.93)%
    Highest contract charges                  1.27%             3.99%            (47.41)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             5.40%              1.11%
    Highest contract charges                  1.23%             4.59%             12.78%
    Remaining contract charges                  --                --                 --
AIM INTERNATIONAL GROWTH FUND
 2008  Lowest contract charges                1.02%             2.51%            (41.27)%
    Highest contract charges                  1.25%             2.34%            (41.51)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             2.43%             13.16%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AIM MID CAP CORE EQUITY FUND
 2008  Lowest contract charges                0.51%             0.76%            (27.82)%
    Highest contract charges                  1.25%             1.07%            (28.36)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.17%             3.20%              3.45%
    Highest contract charges                  1.23%             2.46%              8.54%
    Remaining contract charges                  --                --                 --
AIM SMALL CAP GROWTH FUND
 2008  Lowest contract charges                  --                --             (38.75)%
    Highest contract charges                  1.25%               --             (39.51)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              11.39%
    Highest contract charges                  1.25%               --              10.00%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               3.32%
    Highest contract charges                  0.94%               --               2.41%
    Remaining contract charges                  --                --                 --
AIM REAL ESTATE FUND
 2008  Lowest contract charges                  --              2.06%            (38.17)%
    Highest contract charges                  1.25%             2.17%            (37.20)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.25%            (32.14)%
    Highest contract charges                  1.24%             2.29%            (16.03)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.37%             20.58%
    Highest contract charges                  1.24%             2.99%             34.57%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             3.19%              4.60%
    Highest contract charges                  0.54%             3.24%              4.41%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AIM SMALL CAP EQUITY FUND
 2008  Lowest contract charges                  88         $6.58                     $582
    Highest contract charges                 1,393          7.86                   10,951
    Remaining contract charges                 240            --                    1,564
 2007  Lowest contract charges                   7         11.61                       80
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DOMINI SOCIAL EQUITY FUND
 2008  Lowest contract charges                 248          7.02                    1,747
    Highest contract charges                    42          6.92                      287
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 180         11.39                    2,060
    Highest contract charges                   122         11.28                    1,371
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                 152         11.33                    1,719
    Highest contract charges                    30         11.26                      343
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS BALANCED SHARES
 PORTFOLIO
 2008  Lowest contract charges                 177         11.68                    2,069
    Highest contract charges                 6,123          9.47                   58,009
    Remaining contract charges               7,039            --                   70,899
 2007  Lowest contract charges                 138         16.75                    2,315
    Highest contract charges                 6,589         13.41                   88,347
    Remaining contract charges               5,671            --                   80,201
 2006  Lowest contract charges                  10         17.97                      187
    Highest contract charges                 4,090         13.19                   53,928
    Remaining contract charges               2,959            --                   40,755
 2005  Lowest contract charges               1,276         11.79                   15,051
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS GROWTH AND
 INCOME PORTFOLIO
 2008  Lowest contract charges                 801          7.32                    5,864
    Highest contract charges                 3,211          7.25                   23,278
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   9         12.39                      110
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2008  Lowest contract charges               4,698          5.35                   25,134
    Highest contract charges                14,550          7.34                  106,753
    Remaining contract charges              11,242            --                   81,770
 2007  Lowest contract charges               4,032         10.61                   42,778
    Highest contract charges                 6,878         14.68                  100,974
    Remaining contract charges               1,284            --                   18,968

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AIM SMALL CAP EQUITY FUND
 2008  Lowest contract charges                0.60%               --             (31.79)%
    Highest contract charges                  1.23%               --             (32.30)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.71%               --               3.61%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DOMINI SOCIAL EQUITY FUND
 2008  Lowest contract charges                0.85%             1.44%            (38.41)%
    Highest contract charges                  1.23%             1.23%            (38.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.86%             0.11%              0.60%
    Highest contract charges                  1.23%             0.24%              0.20%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.81%             2.54%             11.63%
    Highest contract charges                  1.16%             1.82%             11.19%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS BALANCED SHARES
 PORTFOLIO
 2008  Lowest contract charges                  --              2.54%            (30.27)%
    Highest contract charges                  1.25%             2.41%            (29.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.97%             (6.79)%
    Highest contract charges                  1.24%             2.33%              1.68%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.74%              8.06%
    Highest contract charges                  1.24%             2.30%             11.80%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.18%             3.05%              1.32%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS GROWTH AND
 INCOME PORTFOLIO
 2008  Lowest contract charges                0.84%             1.97%            (41.26)%
    Highest contract charges                  1.23%             3.85%            (41.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.55%             9.72%              4.20%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2008  Lowest contract charges                0.35%             1.66%            (49.57)%
    Highest contract charges                  1.25%             1.97%            (50.02)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             1.18%              6.09%
    Highest contract charges                  1.23%             1.55%             15.68%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 2008  Lowest contract charges                 126        $12.53                   $1,576
    Highest contract charges                25,980          7.22                  187,516
    Remaining contract charges             108,829            --                  905,789
 2007  Lowest contract charges                 108         26.98                    2,914
    Highest contract charges                11,914         15.73                  187,433
    Remaining contract charges              89,006            --                1,613,741
 2006  Lowest contract charges                 232         15.00                    3,478
    Highest contract charges                   921         15.13                   13,932
    Remaining contract charges              27,322            --                  407,124
 2005  Lowest contract charges               1,168         11.17                   13,047
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS GLOBAL VALUE
 PORTFOLIO
 2008  Lowest contract charges               4,659          6.32                   29,427
    Highest contract charges                 1,134          6.45                    7,314
    Remaining contract charges               3,807            --                   24,907
 2007  Lowest contract charges               4,265         13.34                   56,886
    Highest contract charges                   523         13.74                    7,192
    Remaining contract charges               2,614            --                   36,266
 2006  Lowest contract charges               2,234         13.23                   29,559
    Highest contract charges                   232         13.76                    3,193
    Remaining contract charges               3,168            --                   43,839
 2005  Lowest contract charges                  28         10.98                      308
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANCEBERNSTEIN VPS SMALL/MID-CAP
 GROWTH PORTFOLIO
 2008  Lowest contract charges               2,591          6.24                   16,172
    Highest contract charges                   496          6.18                    3,065
    Remaining contract charges                  41            --                      215
ALLIANCEBERNSTEIN VPS SMALL-MID CAP
 VALUE PORTFOLIO
 2008  Lowest contract charges                 975          6.46                    6,291
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS AMCAP FUND
 2008  Lowest contract charges               2,977          7.14                   21,242
    Highest contract charges                12,826          7.06                   90,583
    Remaining contract charges               3,728            --                   22,666
 2007  Lowest contract charges                  77         11.57                      888
    Highest contract charges                 2,124         11.50                   24,435
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 2008  Lowest contract charges                  --                --             (53.54)%
    Highest contract charges                  1.25%               --             (54.12)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.07%              5.26%
    Highest contract charges                  1.23%             2.77%              3.95%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.33%             6.44%             33.71%
    Highest contract charges                  1.24%            11.30%             32.51%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             7.67%             14.41%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS GLOBAL VALUE
 PORTFOLIO
 2008  Lowest contract charges                0.35%               --             (52.64)%
    Highest contract charges                  1.25%               --             (53.06)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             1.01%              0.80%
    Highest contract charges                  1.24%             1.45%             (0.10)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             7.21%             26.44%
    Highest contract charges                  1.24%             3.71%             25.31%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.12%             6.04%             10.13%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS SMALL/MID-CAP
 GROWTH PORTFOLIO
 2008  Lowest contract charges                0.84%               --             (48.96)%
    Highest contract charges                  1.15%               --             (49.16)%
    Remaining contract charges                  --                --                 --
ALLIANCEBERNSTEIN VPS SMALL-MID CAP
 VALUE PORTFOLIO
 2008  Lowest contract charges                0.82%             5.75%            (35.44)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS AMCAP FUND
 2008  Lowest contract charges                0.84%               --             (38.36)%
    Highest contract charges                  1.25%               --             (38.60)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.95%             3.43%              6.19%
    Highest contract charges                  1.24%             1.13%              5.77%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AMERICAN FUNDS AMERICAN BALANCED FUND
 2008  Lowest contract charges               9,771         $7.39                  $72,206
    Highest contract charges                32,054          8.40                  269,281
    Remaining contract charges              18,285            --                  152,308
 2007  Lowest contract charges                  68         11.56                      785
    Highest contract charges                 3,780         11.49                   43,419
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS CAPITAL INCOME BUILDER
 FUND
 2008  Lowest contract charges             174,283          6.84                1,191,872
    Highest contract charges               154,053          8.67                1,335,110
    Remaining contract charges             274,995            --                2,132,997
 2007  Lowest contract charges              48,222         10.24                  493,855
    Highest contract charges               161,148         12.61                2,031,973
    Remaining contract charges              48,576            --                  616,354
AMERICAN FUNDS EUROPACIFIC GROWTH FUND
 2008  Lowest contract charges                 290         12.07                    3,502
    Highest contract charges                51,861         12.02                  623,127
    Remaining contract charges             145,538            --                1,753,260
 2007  Lowest contract charges                 158         20.37                    3,223
    Highest contract charges                31,282         20.52                  641,943
    Remaining contract charges              64,931            --                1,394,430
 2006  Lowest contract charges               8,310         18.41                  153,014
    Highest contract charges                 2,111         17.52                   37,001
    Remaining contract charges               6,455            --                  115,639
 2005  Lowest contract charges                 229         14.88                    3,413
    Highest contract charges                    54         14.61                      782
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS FUNDAMENTAL INVESTORS
 FUND
 2008  Lowest contract charges              78,507          6.08                  477,410
    Highest contract charges                43,257          7.45                  322,355
    Remaining contract charges              49,467            --                  349,617
 2007  Lowest contract charges              28,701         12.55                  360,344
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS NEW PERSPECTIVE FUND
 2008  Lowest contract charges              19,592          6.53                  127,851
    Highest contract charges                13,588          8.16                  110,886
    Remaining contract charges              24,557            --                  189,141
 2007  Lowest contract charges               2,902         10.59                   30,727
    Highest contract charges                 1,478         13.34                   19,722
    Remaining contract charges               3,683            --                   49,437

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AMERICAN FUNDS AMERICAN BALANCED FUND
 2008  Lowest contract charges                0.47%             9.29%            (26.31)%
    Highest contract charges                  1.24%             3.49%            (26.86)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.74%             3.58%              5.33%
    Highest contract charges                  1.20%             4.74%              4.91%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS CAPITAL INCOME BUILDER
 FUND
 2008  Lowest contract charges                0.35%             4.52%            (30.65)%
    Highest contract charges                  1.25%             4.70%            (31.27)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.27%             1.10%              2.41%
    Highest contract charges                  1.23%             2.37%              8.89%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS EUROPACIFIC GROWTH FUND
 2008  Lowest contract charges                  --              2.21%            (40.71)%
    Highest contract charges                  1.25%             2.51%            (41.45)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.37%             18.58%
    Highest contract charges                  1.24%             4.37%             17.11%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.44%             21.00%
    Highest contract charges                  1.25%             3.44%             19.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.85%             4.90%             16.94%
    Highest contract charges                  1.27%            13.50%             16.72%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS FUNDAMENTAL INVESTORS
 FUND
 2008  Lowest contract charges                0.49%             3.51%            (40.20)%
    Highest contract charges                  1.25%             1.38%            (40.64)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             3.91%             11.76%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS NEW PERSPECTIVE FUND
 2008  Lowest contract charges                0.50%             4.37%            (38.37)%
    Highest contract charges                  1.24%             4.58%            (38.83)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             7.28%              4.68%
    Highest contract charges                  1.24%             2.87%             14.19%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AMERICAN FUNDS THE BOND FUND OF
 AMERICA
 2008  Lowest contract charges              13,246         $8.68                 $114,919
    Highest contract charges                59,125          9.14                  540,551
    Remaining contract charges              83,090            --                  741,767
 2007  Lowest contract charges                   8         10.69                       88
    Highest contract charges                33,659         10.59                  356,325
    Remaining contract charges               3,012            --                   32,087
AMERICAN FUNDS THE GROWTH FUND OF
 AMERICA FUND
 2008  Lowest contract charges                 448          9.22                    4,131
    Highest contract charges               189,589          8.26                1,566,004
    Remaining contract charges             568,860            --                5,350,192
 2007  Lowest contract charges              43,566         33.52                1,460,349
    Highest contract charges               106,492         13.76                1,465,852
    Remaining contract charges             276,742            --                3,962,292
 2006  Lowest contract charges                 404         32.45                   13,121
    Highest contract charges                10,002         12.60                  126,057
    Remaining contract charges             123,951            --                1,609,347
 2005  Lowest contract charges               1,797         11.75                   21,103
    Highest contract charges                   239         11.54                    2,757
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS THE INCOME FUND OF
 AMERICA
 2008  Lowest contract charges              35,094          6.87                  241,119
    Highest contract charges                33,458          8.08                  270,337
    Remaining contract charges             106,462            --                  795,650
 2007  Lowest contract charges              14,044          9.75                  136,910
    Highest contract charges                13,599         11.57                  157,318
    Remaining contract charges              59,706            --                  631,963
AMERICAN FUNDS THE INVESTMENT COMPANY
 OF AMERICA
 2008  Lowest contract charges              20,695          6.42                  132,885
    Highest contract charges                24,921          7.46                  185,834
    Remaining contract charges              90,866            --                  656,264
 2007  Lowest contract charges                 459          9.77                    4,490
    Highest contract charges                14,231         11.61                  165,177
    Remaining contract charges               9,792            --                  114,361
AMERICAN FUNDS THE NEW ECONOMY FUND
 2008  Lowest contract charges              17,775          6.00                  106,596
    Highest contract charges                 5,378          7.32                   39,372
    Remaining contract charges              28,280            --                  174,085
 2007  Lowest contract charges              10,489         10.38                  108,873
    Highest contract charges                 7,535         12.79                   96,345
    Remaining contract charges              20,611            --                  217,285

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AMERICAN FUNDS THE BOND FUND OF
 AMERICA
 2008  Lowest contract charges                0.35%             6.11%            (12.86)%
    Highest contract charges                  1.25%             6.00%            (13.64)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              8.55%              2.35%
    Highest contract charges                  1.23%             5.83%              1.74%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS THE GROWTH FUND OF
 AMERICA FUND
 2008  Lowest contract charges                  --             11.31%            (39.24)%
    Highest contract charges                  1.25%             0.79%            (39.99)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.47%              3.30%
    Highest contract charges                  1.24%             1.72%              9.22%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.79%              6.39%
    Highest contract charges                  1.24%             2.07%              9.25%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             2.55%              8.23%
    Highest contract charges                  1.17%             2.65%              8.03%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS THE INCOME FUND OF
 AMERICA
 2008  Lowest contract charges                0.35%             4.61%            (29.52)%
    Highest contract charges                  1.24%             4.82%            (30.15)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             2.14%             (2.52)%
    Highest contract charges                  1.24%             3.03%              2.11%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS THE INVESTMENT COMPANY
 OF AMERICA
 2008  Lowest contract charges                0.35%             2.33%            (35.17)%
    Highest contract charges                  1.25%             2.60%            (35.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             1.90%             (2.38)%
    Highest contract charges                  1.23%             2.12%              4.22%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS THE NEW ECONOMY FUND
 2008  Lowest contract charges                0.35%             0.72%            (42.23)%
    Highest contract charges                  1.26%             2.02%            (42.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             0.80%              3.80%
    Highest contract charges                  1.24%             1.54%              9.59%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AMERICAN FUNDS WASHINGTON MUTUAL
 INVESTORS
 2008  Lowest contract charges                 573         $7.72                   $4,424
    Highest contract charges                35,721          7.60                  271,507
    Remaining contract charges              13,701            --                  104,120
 2007  Lowest contract charges                 135         11.65                    1,578
    Highest contract charges                 2,492         11.54                   28,765
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  27         11.28                      306
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS AMERICAN MUTUAL FUND
 2008  Lowest contract charges                  13          6.52                       84
    Highest contract charges                 9,412          7.84                   73,778
    Remaining contract charges               2,222            --                   17,428
 2007  Lowest contract charges                 623         11.39                    7,094
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS CAPITAL WORLD GROWTH &
 INCOME FUND
 2008  Lowest contract charges                  56         35.16                    1,971
    Highest contract charges                72,019         10.44                  752,102
    Remaining contract charges             304,116            --                3,174,087
 2007  Lowest contract charges                  56         57.26                    3,209
    Highest contract charges                49,662         17.22                  855,269
    Remaining contract charges             199,572            --                3,535,262
 2006  Lowest contract charges                 312         41.76                   13,028
    Highest contract charges                10,635         14.90                  158,414
    Remaining contract charges              67,265            --                1,017,060
 2005  Lowest contract charges                 369         12.44                    4,594
    Highest contract charges                   166         12.38                    2,058
    Remaining contract charges                  --            --                       --
AMERICAN FUNDS SMALLCAP WORLD FUND
 2008  Lowest contract charges              21,692          5.04                  109,244
    Highest contract charges                 4,714          6.72                   31,692
    Remaining contract charges               3,459            --                   22,651
 2007  Lowest contract charges              13,578         13.50                  183,327
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AMERICAN FUNDS WASHINGTON MUTUAL
 INVESTORS
 2008  Lowest contract charges                0.64%             2.55%            (33.76)%
    Highest contract charges                  1.24%             2.96%            (34.16)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.68%             2.09%              2.94%
    Highest contract charges                  1.24%             1.75%              2.33%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.78%             2.62%             13.08%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS AMERICAN MUTUAL FUND
 2008  Lowest contract charges                  --              6.69%            (30.65)%
    Highest contract charges                  1.24%             2.71%            (31.17)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.21%             2.71%              1.63%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS CAPITAL WORLD GROWTH &
 INCOME FUND
 2008  Lowest contract charges                  --              2.90%            (38.60)%
    Highest contract charges                  1.25%             3.27%            (39.36)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.90%             17.07%
    Highest contract charges                  1.24%             2.46%             15.62%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.80%             14.60%
    Highest contract charges                  1.24%             1.63%             20.33%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.87%             11.09%
    Highest contract charges                  1.19%             1.86%             10.89%
    Remaining contract charges                  --                --                 --
AMERICAN FUNDS SMALLCAP WORLD FUND
 2008  Lowest contract charges                0.50%               --             (49.83)%
    Highest contract charges                  1.25%               --             (50.21)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             4.09%             15.26%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
ARIEL APPRECIATION FUND
 2008  Lowest contract charges                 266        $21.78                   $5,790
    Highest contract charges                 3,778          6.29                   23,773
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  91         43.06                    3,928
    Highest contract charges                 2,934         10.71                   31,401
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                   1         48.33                       30
    Highest contract charges                 1,980         10.95                   21,681
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 819          9.96                    8,150
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ARIEL FUND
 2008  Lowest contract charges                  48         23.60                    1,140
    Highest contract charges                    15          5.27                       78
    Remaining contract charges               1,337            --                    7,147
 2007  Lowest contract charges                  28         46.39                    1,291
    Highest contract charges                    16         10.32                      165
    Remaining contract charges               1,334            --                   13,904
 2006  Lowest contract charges                 688         10.69                    7,362
    Highest contract charges                    61         10.63                      651
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 242          9.77                    2,367
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ARTISAN MID CAP VALUE FUND
 2008  Lowest contract charges               1,443         12.96                   18,702
    Highest contract charges                 3,391          8.14                   27,602
    Remaining contract charges              57,656            --                  537,579
 2007  Lowest contract charges                 548         18.10                    9,925
    Highest contract charges                 2,313         11.38                   26,321
    Remaining contract charges              63,568            --                  820,412
 2006  Lowest contract charges                 197         20.18                    3,982
    Highest contract charges                   596         11.34                    6,760
    Remaining contract charges              53,609            --                  684,162
 2005  Lowest contract charges               1,459         11.58                   16,897
    Highest contract charges                    66         10.05                      660
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
ARIEL APPRECIATION FUND
 2008  Lowest contract charges                  --              0.93%            (49.42)%
    Highest contract charges                  0.85%             0.63%            (41.24)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.27%            (10.90)%
    Highest contract charges                  0.84%             0.60%             (2.23)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.17%              3.45%
    Highest contract charges                  0.85%             0.08%             10.01%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.91%             (0.09)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ARIEL FUND
 2008  Lowest contract charges                  --              1.41%            (49.13)%
    Highest contract charges                  1.39%             0.76%            (48.89)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.59%            (10.46)%
    Highest contract charges                  1.22%             0.07%             (2.93)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%               --               9.42%
    Highest contract charges                  1.22%               --               8.98%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.91%             (1.86)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ARTISAN MID CAP VALUE FUND
 2008  Lowest contract charges                  --              0.19%            (28.40)%
    Highest contract charges                  1.25%             0.18%            (28.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.40%            (10.31)%
    Highest contract charges                  1.25%             0.38%              0.39%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.78%              7.63%
    Highest contract charges                  1.24%             0.51%             12.78%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.18%              0.69%
    Highest contract charges                  1.11%             0.50%              0.93%
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
LIFEPATH 2010 PORTFOLIO
 2008  Lowest contract charges               2,955        $10.50                  $31,023
    Highest contract charges                27,948          9.20                  257,047
    Remaining contract charges             130,668            --                1,156,931
 2007  Lowest contract charges               2,004         13.19                   26,426
    Highest contract charges                 4,238         11.25                   47,691
    Remaining contract charges              89,480            --                  943,599
 2006  Lowest contract charges               1,689         11.28                   19,047
    Highest contract charges                   104         10.96                    1,138
    Remaining contract charges               1,182            --                   13,254
 2005  Lowest contract charges                 180         10.27                    1,853
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LIFEPATH 2020 PORTFOLIO
 2008  Lowest contract charges               1,178         12.32                   14,517
    Highest contract charges                72,827          8.42                  613,240
    Remaining contract charges             212,776            --                1,702,126
 2007  Lowest contract charges                 339         16.98                    5,761
    Highest contract charges                26,728         11.46                  306,192
    Remaining contract charges             154,670            --                1,723,665
 2006  Lowest contract charges                 136         11.53                    1,555
    Highest contract charges                   250         11.26                    2,810
    Remaining contract charges              50,974            --                  592,133
 2005  Lowest contract charges               2,375         10.37                   24,630
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LIFEPATH 2030 PORTFOLIO
 2008  Lowest contract charges               5,386         10.92                   58,817
    Highest contract charges                40,509          7.89                  319,525
    Remaining contract charges             271,596            --                2,064,842
 2007  Lowest contract charges                 458         16.19                    7,411
    Highest contract charges                 8,344         11.61                   96,846
    Remaining contract charges             162,919            --                1,814,831
 2006  Lowest contract charges                 910         11.82                   10,763
    Highest contract charges                   516         11.48                    5,923
    Remaining contract charges              30,564            --                  364,580
 2005  Lowest contract charges                 319         10.45                    3,337
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
LIFEPATH 2010 PORTFOLIO
 2008  Lowest contract charges                  --              3.00%            (20.39)%
    Highest contract charges                  1.25%             3.23%            (18.26)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              6.18%             (2.44)%
    Highest contract charges                  1.24%             4.49%              2.63%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.51%             8.78%              9.60%
    Highest contract charges                  0.70%             5.45%              8.47%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             4.55%              3.05%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LIFEPATH 2020 PORTFOLIO
 2008  Lowest contract charges                  --              1.79%            (27.44)%
    Highest contract charges                  1.25%             2.06%            (26.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              5.28%             (2.86)%
    Highest contract charges                  1.23%             3.26%              1.78%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.34%             5.50%             12.62%
    Highest contract charges                  0.70%             5.05%             10.53%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             3.97%              4.11%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LIFEPATH 2030 PORTFOLIO
 2008  Lowest contract charges                  --              1.61%            (32.55)%
    Highest contract charges                  1.25%             1.69%            (32.05)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              7.13%             (4.20)%
    Highest contract charges                  1.23%             2.82%              1.11%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.05%             14.72%
    Highest contract charges                  0.69%             5.05%             12.07%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             2.39%              4.95%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
LIFEPATH 2040 PORTFOLIO
 2008  Lowest contract charges               5,963        $12.88                  $76,800
    Highest contract charges                34,446          7.47                  257,224
    Remaining contract charges             259,118            --                1,828,860
 2007  Lowest contract charges               1,595         20.32                   32,420
    Highest contract charges                 7,684         11.73                   90,174
    Remaining contract charges             120,445            --                1,297,758
 2006  Lowest contract charges                  51         12.05                      603
    Highest contract charges                   290         11.68                    3,385
    Remaining contract charges              16,900            --                  205,726
 2005  Lowest contract charges               1,149         10.50                   12,060
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LIFEPATH RETIREMENT PORTFOLIO
 2008  Lowest contract charges                 375          9.42                    3,528
    Highest contract charges                 5,098          9.33                   47,555
    Remaining contract charges               8,900            --                   84,070
 2007  Lowest contract charges                 325         11.46                    3,730
    Highest contract charges                 2,126         11.14                   23,686
    Remaining contract charges               6,950            --                   78,382
 2006  Lowest contract charges                  41         10.97                      448
    Highest contract charges                    54         10.83                      583
    Remaining contract charges               2,025            --                   22,286
BARON SMALL CAP FUND
 2008  Lowest contract charges                 206          9.00                    1,854
    Highest contract charges                 1,884          7.33                   13,816
    Remaining contract charges               3,583            --                   36,049
 2007  Lowest contract charges                 206         15.07                    3,102
    Highest contract charges                   955         12.42                   11,864
    Remaining contract charges               2,349            --                   34,167
 2006  Lowest contract charges               3,768         12.29                   46,313
    Highest contract charges                   228         11.26                    2,567
    Remaining contract charges               1,248            --                   16,440
 2005  Lowest contract charges                 844         11.90                   10,047
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
BLACKROCK GOVERNMENT INCOME FUND
 2008  Lowest contract charges                 894         10.78                    9,633
    Highest contract charges                 4,020         11.07                   44,484
    Remaining contract charges               7,769            --                   84,756
 2007  Lowest contract charges                   4         10.67                       47
    Highest contract charges                 1,000         10.61                   10,605
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
LIFEPATH 2040 PORTFOLIO
 2008  Lowest contract charges                  --              1.60%            (36.61)%
    Highest contract charges                  1.25%             1.44%            (36.37)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.20%             (2.78)%
    Highest contract charges                  1.24%             2.91%              0.51%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.31%             5.81%             16.56%
    Highest contract charges                  0.69%             4.39%             13.44%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             2.21%              5.46%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LIFEPATH RETIREMENT PORTFOLIO
 2008  Lowest contract charges                  --              3.06%            (17.80)%
    Highest contract charges                  1.25%             3.18%            (16.29)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              5.85%             (1.12)%
    Highest contract charges                  1.24%             3.70%              2.88%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.14%             4.52%              8.42%
    Highest contract charges                  0.68%             5.89%              7.52%
    Remaining contract charges                  --                --                 --
BARON SMALL CAP FUND
 2008  Lowest contract charges                  --                --             (40.24)%
    Highest contract charges                  1.25%               --             (40.99)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              11.69%
    Highest contract charges                  1.23%               --              10.31%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --              11.44%
    Highest contract charges                  1.24%               --              10.44%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%               --               2.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
BLACKROCK GOVERNMENT INCOME FUND
 2008  Lowest contract charges                0.35%             4.23%              5.30%
    Highest contract charges                  1.24%             4.01%              4.35%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.49%              3.20%
    Highest contract charges                  1.23%             4.69%              2.79%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
CALVERT SOCIAL BALANCED PORTFOLIO
 2008  Lowest contract charges                  69         $7.27                     $503
    Highest contract charges                37,639          7.23                  271,942
    Remaining contract charges                  --            --                       --
CALVERT SOCIAL INVESTMENT FUND EQUITY
 PORTFOLIO
 2008  Lowest contract charges                  12         22.91                      276
    Highest contract charges                 7,080          7.51                   53,152
    Remaining contract charges              12,760            --                  108,271
 2007  Lowest contract charges                  10         38.61                      387
    Highest contract charges                 2,657         11.79                   31,332
    Remaining contract charges              18,155            --                  240,343
 2006  Lowest contract charges              10,883         12.02                  130,791
    Highest contract charges                   453         10.86                    4,917
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  40         11.00                      440
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
CALVERT LARGE CAP GROWTH FUND
 2008  Lowest contract charges                   4         19.20                       67
    Highest contract charges                 3,446          6.65                   22,900
    Remaining contract charges              12,233            --                   82,169
 2007  Lowest contract charges                   1         35.50                       50
    Highest contract charges                 1,848         12.44                   22,990
    Remaining contract charges               8,297            --                  103,575
 2006  Lowest contract charges               5,043         11.03                   55,609
    Highest contract charges                   533         11.13                    5,929
    Remaining contract charges               4,382            --                   49,034
 2005  Lowest contract charges               1,886         10.79                   20,359
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
CALVERT SOCIAL INVESTMENT BOND FUND
 2008  Lowest contract charges               1,289          9.90                   12,770
    Highest contract charges                 4,785         10.20                   48,811
    Remaining contract charges               6,512            --                   65,205
 2007  Lowest contract charges                  65         10.47                      685
    Highest contract charges                 1,514         10.88                   16,471
    Remaining contract charges               2,935            --                   31,072
CALVERT INCOME FUND
 2008  Lowest contract charges                  46          8.85                      405
    Highest contract charges                 1,913          8.82                   16,875
    Remaining contract charges                  30            --                      262

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
CALVERT SOCIAL BALANCED PORTFOLIO
 2008  Lowest contract charges                0.53%             5.51%            (29.40)%
    Highest contract charges                  0.69%             4.68%            (31.80)%
    Remaining contract charges                  --                --                 --
CALVERT SOCIAL INVESTMENT FUND EQUITY
 PORTFOLIO
 2008  Lowest contract charges                  --                --             (40.66)%
    Highest contract charges                  1.25%               --             (36.33)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               3.51%
    Highest contract charges                  1.23%               --               8.57%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%               --               9.23%
    Highest contract charges                  1.24%               --               8.80%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.99%               --               0.01%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
CALVERT LARGE CAP GROWTH FUND
 2008  Lowest contract charges                  --                --             (45.92)%
    Highest contract charges                  1.25%               --             (46.59)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              12.02%
    Highest contract charges                  1.23%               --              11.84%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --               4.19%
    Highest contract charges                  1.25%               --               3.25%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%               --               8.26%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
CALVERT SOCIAL INVESTMENT BOND FUND
 2008  Lowest contract charges                0.35%             4.26%             (5.37)%
    Highest contract charges                  1.24%             4.26%             (6.21)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.19%             3.54%              4.65%
    Highest contract charges                  1.17%             5.88%              5.33%
    Remaining contract charges                  --                --                 --
CALVERT INCOME FUND
 2008  Lowest contract charges                0.37%             4.40%            (11.51)%
    Highest contract charges                  0.81%             4.72%            (11.80)%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES VS FUND
 2008  Lowest contract charges               3,013         $7.40                  $22,297
    Highest contract charges                 2,132          7.32                   15,617
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges               1,187         15.07                   17,879
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
COLUMBIA MID CAP VALUE FUND
 2008  Lowest contract charges                  78          5.44                      426
    Highest contract charges                 1,943          5.38                   10,452
    Remaining contract charges                  20            --                      104
COLUMBIA MARSICO GROWTH VS FUND
 2008  Lowest contract charges               4,909          5.75                   28,231
    Highest contract charges                12,342          7.30                   90,109
    Remaining contract charges               6,163            --                   45,345
 2007  Lowest contract charges               1,549         12.83                   19,883
    Highest contract charges                 4,414         12.75                   56,283
    Remaining contract charges                  --            --                       --
CRM MID CAP VALUE FUND
 2008  Lowest contract charges              14,465          8.54                  123,501
    Highest contract charges                 2,168          8.27                   17,922
    Remaining contract charges               1,289            --                   10,798
 2007  Lowest contract charges              12,493         13.21                  165,084
    Highest contract charges                 1,438         12.91                   18,566
    Remaining contract charges                 966            --                   12,595
 2006  Lowest contract charges              12,372         12.03                  148,860
    Highest contract charges                   471         11.86                    5,589
    Remaining contract charges                 252            --                    3,002
 2005  Lowest contract charges                 137         10.27                    1,405
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DAVIS FINANCIAL FUND
 2008  Lowest contract charges                 212          4.86                    1,032
    Highest contract charges                 2,002          6.02                   12,055
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  22         11.21                      243
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES VS FUND
 2008  Lowest contract charges                0.85%               --             (51.20)%
    Highest contract charges                  1.25%               --             (51.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%             2.43%             18.51%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
COLUMBIA MID CAP VALUE FUND
 2008  Lowest contract charges                0.41%             5.20%            (42.07)%
    Highest contract charges                  1.22%             3.60%            (42.50)%
    Remaining contract charges                  --                --                 --
COLUMBIA MARSICO GROWTH VS FUND
 2008  Lowest contract charges                0.35%             0.04%            (42.24)%
    Highest contract charges                  1.25%             0.04%            (42.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             0.38%             13.02%
    Highest contract charges                  1.22%             0.23%             12.57%
    Remaining contract charges                  --                --                 --
CRM MID CAP VALUE FUND
 2008  Lowest contract charges                0.35%             0.97%            (35.39)%
    Highest contract charges                  1.25%             1.13%            (35.97)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.51%              9.83%
    Highest contract charges                  1.24%             0.71%              8.84%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.09%             16.54%
    Highest contract charges                  1.25%             0.74%             15.50%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                1.21%             5.66%                --
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DAVIS FINANCIAL FUND
 2008  Lowest contract charges                0.47%             2.44%            (45.89)%
    Highest contract charges                  1.24%             1.29%            (46.30)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.34%             0.41%             (6.49)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
DAVIS NEW YORK VENTURE FUND
 2008  Lowest contract charges                  38        $24.62                     $944
    Highest contract charges                40,996          9.14                  374,801
    Remaining contract charges             161,433            --                1,520,874
 2007  Lowest contract charges               1,319         40.01                   52,791
    Highest contract charges                25,106         15.44                  387,542
    Remaining contract charges             100,544            --                1,573,777
 2006  Lowest contract charges                  13         38.52                      465
    Highest contract charges                 1,895         14.89                   28,221
    Remaining contract charges              31,098            --                  478,133
 2005  Lowest contract charges                 810         13.30                   10,764
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DAVIS OPPORTUNITY FUND
 2008  Lowest contract charges                 927          5.11                    4,734
    Highest contract charges                 1,627          5.89                    9,589
    Remaining contract charges              10,714            --                   63,792
 2007  Lowest contract charges               6,531         10.86                   70,933
    Highest contract charges                   554         10.79                    5,977
    Remaining contract charges                  --            --                       --
DREYFUS BOND MARKET INDEX FUND
 2008  Lowest contract charges                 269         10.33                    2,786
    Highest contract charges                    20         10.31                      203
    Remaining contract charges                  --            --                       --
DREYFUS LIFETIME GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges               1,557         10.30                   16,041
    Highest contract charges                12,611          9.99                  125,980
    Remaining contract charges              22,281            --                  219,559
 2007  Lowest contract charges               1,851         13.33                   24,670
    Highest contract charges                11,354         13.09                  148,596
    Remaining contract charges              20,683            --                  270,338
 2006  Lowest contract charges               6,449         11.88                   76,645
    Highest contract charges                10,476         12.56                  131,623
    Remaining contract charges              12,845            --                  164,341
 2005  Lowest contract charges               5,378         11.71                   62,958
    Highest contract charges                 7,258         11.44                   83,007
    Remaining contract charges              10,785            --                  124,815
 2004  Lowest contract charges               4,198         11.28                   47,366
    Highest contract charges                 4,149         11.09                   46,010
    Remaining contract charges               3,218            --                   35,960

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
DAVIS NEW YORK VENTURE FUND
 2008  Lowest contract charges                  --                --             (40.03)%
    Highest contract charges                  1.25%             1.29%            (40.77)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.14%              3.87%
    Highest contract charges                  1.23%             2.17%              3.67%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.12%             14.30%
    Highest contract charges                  1.24%             2.77%             13.69%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             2.60%              6.20%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DAVIS OPPORTUNITY FUND
 2008  Lowest contract charges                0.50%             0.15%            (44.99)%
    Highest contract charges                  1.25%             0.04%            (45.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             2.72%             (2.26)%
    Highest contract charges                  1.23%             1.53%             (2.65)%
    Remaining contract charges                  --                --                 --
DREYFUS BOND MARKET INDEX FUND
 2008  Lowest contract charges                0.33%             2.79%              3.29%
    Highest contract charges                  0.22%             2.61%              3.12%
    Remaining contract charges                  --                --                 --
DREYFUS LIFETIME GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges                  --              1.18%            (22.71)%
    Highest contract charges                  1.25%             1.38%            (23.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              3.94%              5.48%
    Highest contract charges                  1.25%             2.89%              4.17%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.50%             6.94%             10.68%
    Highest contract charges                  1.25%             3.24%              9.85%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             5.35%              3.76%
    Highest contract charges                  1.24%             5.71%              3.14%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.65%             1.86%              6.50%
    Highest contract charges                  1.24%             2.59%              5.86%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
DREYFUS LIFETIME GROWTH PORTFOLIO
 2008  Lowest contract charges                 468         $7.91                   $3,705
    Highest contract charges                 4,660          8.55                   39,821
    Remaining contract charges              11,637            --                   89,047
 2007  Lowest contract charges                 468         12.49                    5,850
    Highest contract charges                 3,868         13.66                   52,853
    Remaining contract charges              15,362            --                  187,335
 2006  Lowest contract charges                 468         11.93                    5,587
    Highest contract charges                 5,019         13.21                   66,313
    Remaining contract charges              12,392            --                  147,291
 2005  Lowest contract charges               6,267         11.79                   73,913
    Highest contract charges                 4,475         11.52                   51,567
    Remaining contract charges               1,717            --                   19,333
 2004  Lowest contract charges               3,726         11.05                   41,182
    Highest contract charges                 3,038         10.86                   32,998
    Remaining contract charges                 106            --                    1,120
DREYFUS LIFETIME INCOME PORTFOLIO
 2008  Lowest contract charges               2,622         11.02                   28,895
    Highest contract charges                   762         10.45                    7,963
    Remaining contract charges              10,437            --                  115,379
 2007  Lowest contract charges               2,305         12.14                   27,983
    Highest contract charges                   546         11.60                    6,338
    Remaining contract charges              12,582            --                  153,248
 2006  Lowest contract charges               1,962         11.59                   22,729
    Highest contract charges                   989         11.16                   11,027
    Remaining contract charges              12,322            --                  143,712
 2005  Lowest contract charges               2,692         10.97                   29,531
    Highest contract charges                   527         10.72                    5,646
    Remaining contract charges               6,401            --                   71,669
 2004  Lowest contract charges               2,231         10.92                   24,377
    Highest contract charges                   176         10.74                    1,886
    Remaining contract charges               4,232            --                   47,279
DREYFUS VIF APPRECIATION PORTFOLIO
 2008  Lowest contract charges                  28          7.92                      218
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
DREYFUS LIFETIME GROWTH PORTFOLIO
 2008  Lowest contract charges                  --              0.02%            (36.67)%
    Highest contract charges                  1.25%             0.02%            (37.46)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.64%              4.71%
    Highest contract charges                  1.25%             1.29%              3.41%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              4.98%             16.12%
    Highest contract charges                  1.25%             2.31%             14.68%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             2.52%              6.72%
    Highest contract charges                  1.24%             2.49%              6.08%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.65%               --               9.34%
    Highest contract charges                  1.24%               --               8.69%
    Remaining contract charges                  --                --                 --
DREYFUS LIFETIME INCOME PORTFOLIO
 2008  Lowest contract charges                0.50%             2.14%             (9.20)%
    Highest contract charges                  1.25%             1.99%             (9.88)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.50%             4.20%              4.77%
    Highest contract charges                  1.25%             3.04%              3.98%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.50%             9.30%              4.88%
    Highest contract charges                  1.25%             5.21%              4.10%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             4.44%              0.42%
    Highest contract charges                  1.24%             6.04%             (0.18)%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.65%             3.12%              2.42%
    Highest contract charges                  1.15%             4.17%              1.81%
    Remaining contract charges                  --                --                 --
DREYFUS VIF APPRECIATION PORTFOLIO
 2008  Lowest contract charges                0.77%               --             (30.04)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
DREYFUS MIDCAP INDEX FUND
 2008  Lowest contract charges               1,001        $16.69                  $16,701
    Highest contract charges                   292          7.54                    2,206
    Remaining contract charges               2,033            --                   15,375
 2007  Lowest contract charges                 958         28.35                   27,152
    Highest contract charges                    68         12.02                      822
    Remaining contract charges               1,841            --                   22,337
 2006  Lowest contract charges                  52         29.25                    1,529
    Highest contract charges                    33         11.31                      378
    Remaining contract charges               4,954            --                   56,374
 2005  Lowest contract charges                 665         10.45                    6,949
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS SMALLCAP STOCK INDEX FUND
 2008  Lowest contract charges                 562         13.39                    7,530
    Highest contract charges                 1,610          7.71                   12,413
    Remaining contract charges                 529            --                    4,102
 2007  Lowest contract charges                 515         21.30                   10,970
    Highest contract charges                   449         11.39                    5,126
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                   4         23.53                      100
    Highest contract charges                   158         11.49                    1,819
    Remaining contract charges                 649            --                    7,501
 2005  Lowest contract charges                  18         10.16                      188
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS SMALL CAP VALUE FUND
 2008  Lowest contract charges                 331          6.74                    2,232
    Highest contract charges                     2          6.43                       14
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  --         11.27                       --
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  74         11.73                      869
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS VIF GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges                   9          6.73                       57
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DREYFUS VIF QUALITY BOND PORTFOLIO
 2008  Lowest contract charges              28,136          9.90                  278,499
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
DREYFUS MIDCAP INDEX FUND
 2008  Lowest contract charges                  --              1.28%            (41.13)%
    Highest contract charges                  1.29%             4.39%            (37.24)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.40%             (3.08)%
    Highest contract charges                  1.24%             0.16%              6.23%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              6.43%              4.69%
    Highest contract charges                  1.06%             4.00%              8.50%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             3.79%              4.73%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS SMALLCAP STOCK INDEX FUND
 2008  Lowest contract charges                  --              1.23%            (37.14)%
    Highest contract charges                  1.16%            21.02%            (31.63)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.83%             (9.48)%
    Highest contract charges                  0.85%             0.46%             (1.46)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              8.49%              9.75%
    Highest contract charges                  1.21%             2.91%             13.27%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.32%             2.38%              2.35%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS SMALL CAP VALUE FUND
 2008  Lowest contract charges                0.85%             1.33%            (36.44)%
    Highest contract charges                    --              3.47%            (36.69)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --                 --
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%             1.20%             12.57%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS VIF GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges                0.10%             1.02%            (40.83)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DREYFUS VIF QUALITY BOND PORTFOLIO
 2008  Lowest contract charges                0.68%             1.10%             (4.85)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
DREYFUS S&P 500 INDEX FUND
 2008  Lowest contract charges                 165         $6.59                   $1,085
    Highest contract charges                   411          6.56                    2,693
    Remaining contract charges                 158            --                    1,045
DREYFUS INTERMEDIATE TERM INCOME FUND
 2008  Lowest contract charges               7,084          9.27                   65,672
    Highest contract charges                 7,434          9.20                   68,378
    Remaining contract charges             104,855            --                  967,334
EATON VANCE LARGE-CAP VALUE FUND
 2008  Lowest contract charges                 163          6.55                    1,066
    Highest contract charges                21,437          8.21                  176,059
    Remaining contract charges              48,367            --                  328,846
 2007  Lowest contract charges              23,336          9.97                  232,639
    Highest contract charges                 3,351         12.69                   42,528
    Remaining contract charges                 956            --                   12,212
 2006  Lowest contract charges                   4         11.68                       47
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
EATON VANCE DIVIDEND BUILDER FUND
 2008  Lowest contract charges               3,039          6.31                   19,188
    Highest contract charges                 3,736          9.32                   34,838
    Remaining contract charges              24,333            --                  191,551
 2007  Lowest contract charges               1,946         10.56                   20,544
    Highest contract charges                   192         15.12                    2,898
    Remaining contract charges               1,698            --                   25,840
EATON VANCE WORLDWIDE HEALTH SCIENCES
 FUND
 2008  Lowest contract charges                 988         10.73                   10,601
    Highest contract charges                    38         10.57                      401
    Remaining contract charges                 384            --                    3,906
 2007  Lowest contract charges                 115         11.61                    1,336
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
EATON VANCE INCOME FUND OF BOSTON
 2008  Lowest contract charges              17,646          6.76                  119,357
    Highest contract charges                15,522          7.38                  114,549
    Remaining contract charges               6,768            --                   49,572
 2007  Lowest contract charges              19,677          9.76                  192,064
    Highest contract charges                 7,933         10.73                   85,120
    Remaining contract charges               1,940            --                   20,964
EVERGREEN ASSET ALLOCATION FUND
 2008  Lowest contract charges               9,052          9.06                   81,999
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
DREYFUS S&P 500 INDEX FUND
 2008  Lowest contract charges                0.30%            23.18%            (34.08)%
    Highest contract charges                  0.74%            26.62%            (34.41)%
    Remaining contract charges                  --                --                 --
DREYFUS INTERMEDIATE TERM INCOME FUND
 2008  Lowest contract charges                  --              2.95%             (6.87)%
    Highest contract charges                  0.80%             3.22%             (7.56)%
    Remaining contract charges                  --                --                 --
EATON VANCE LARGE-CAP VALUE FUND
 2008  Lowest contract charges                  --             13.00%            (34.47)%
    Highest contract charges                  1.24%             1.67%            (35.29)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             1.63%             (0.31)%
    Highest contract charges                  1.20%             1.41%              8.62%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.19%             2.07%             13.95%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
EATON VANCE DIVIDEND BUILDER FUND
 2008  Lowest contract charges                0.21%             2.37%            (36.58)%
    Highest contract charges                  1.23%             3.29%            (38.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             0.91%              5.57%
    Highest contract charges                  1.19%             1.79%             21.34%
    Remaining contract charges                  --                --                 --
EATON VANCE WORLDWIDE HEALTH SCIENCES
 FUND
 2008  Lowest contract charges                0.64%               --              (7.84)%
    Highest contract charges                  1.20%               --              (8.39)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.85%               --               5.59%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
EATON VANCE INCOME FUND OF BOSTON
 2008  Lowest contract charges                0.50%             9.19%            (30.70)%
    Highest contract charges                  1.25%             9.42%            (31.22)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             4.86%             (2.39)%
    Highest contract charges                  1.22%             7.93%              0.96%
    Remaining contract charges                  --                --                 --
EVERGREEN ASSET ALLOCATION FUND
 2008  Lowest contract charges                1.24%            13.08%            (23.28)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
EVERGREEN CORE BOND FUND
 2008  Lowest contract charges               3,324         $7.64                  $25,389
    Highest contract charges                    13          7.56                       98
    Remaining contract charges                  --            --                       --
EVERGREEN INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges               1,983          8.02                   15,900
    Highest contract charges                 3,078          7.94                   24,441
    Remaining contract charges                  --            --                       --
ALGER CAPITAL APPRECIATION
 INSTITUTIONAL PORTFOLIO
 2008  Lowest contract charges              16,384          6.52                  106,898
    Highest contract charges                 9,547          8.87                   84,665
    Remaining contract charges              13,762            --                  103,487
 2007  Lowest contract charges              13,843         11.67                  161,535
    Highest contract charges                   665         16.01                   10,639
    Remaining contract charges               4,772            --                   68,405
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
 2008  Lowest contract charges                  91          4.83                      442
    Highest contract charges                 7,760          6.50                   50,460
    Remaining contract charges              53,749            --                  271,133
 2007  Lowest contract charges              20,843         11.68                  243,513
    Highest contract charges                   532         15.96                    8,491
    Remaining contract charges                 583            --                    9,367
 2006  Lowest contract charges                  22         12.01                      264
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALGER SMALLCAP GROWTH INSTITUTIONAL
 FUND
 2008  Lowest contract charges                 542          5.71                    3,096
    Highest contract charges                     3          5.64                       19
    Remaining contract charges                  --            --                       --
FIDELITY ADVISOR EQUITY GROWTH FUND
 2008  Lowest contract charges               1,097          5.80                    6,361
    Highest contract charges                 2,251          7.19                   16,199
    Remaining contract charges                  62            --                      353
 2007  Lowest contract charges                 910         13.76                   12,516
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
EVERGREEN CORE BOND FUND
 2008  Lowest contract charges                0.85%             5.54%            (29.11)%
    Highest contract charges                  0.56%             6.75%            (29.39)%
    Remaining contract charges                  --                --                 --
EVERGREEN INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                0.84%             3.27%            (42.09)%
    Highest contract charges                  1.24%             3.01%            (42.32)%
    Remaining contract charges                  --                --                 --
ALGER CAPITAL APPRECIATION
 INSTITUTIONAL PORTFOLIO
 2008  Lowest contract charges                0.35%               --             (44.09)%
    Highest contract charges                  1.24%               --             (44.59)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              16.69%
    Highest contract charges                  1.13%               --              29.99%
    Remaining contract charges                  --                --                 --
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
 2008  Lowest contract charges                  --                --             (58.74)%
    Highest contract charges                  1.24%               --             (59.26)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%               --              16.83%
    Highest contract charges                  1.24%               --              32.89%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.64%               --              15.34%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALGER SMALLCAP GROWTH INSTITUTIONAL
 FUND
 2008  Lowest contract charges                0.48%               --             (46.18)%
    Highest contract charges                    --                --             (46.59)%
    Remaining contract charges                  --                --                 --
FIDELITY ADVISOR EQUITY GROWTH FUND
 2008  Lowest contract charges                0.48%               --             (47.31)%
    Highest contract charges                  1.25%               --             (47.71)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.23%               --              24.53%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
FIDELITY ADVISOR VALUE STRATEGIES FUND
 2008  Lowest contract charges              43,585         $8.35                 $363,950
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges              42,621         17.23                  734,416
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges              36,925         16.45                  607,395
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges              45,123         14.28                  644,228
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2004  Lowest contract charges              34,707         14.02                  486,509
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY ADVISOR LEVERAGED COMPANY
 STOCK FUND
 2008  Lowest contract charges               6,201          4.72                   29,300
    Highest contract charges                 1,468          4.67                    6,853
    Remaining contract charges               1,496            --                    6,779
FEDERATED AMERICAN LEADERS FUND
 2008  Lowest contract charges                  32          6.73                      216
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FEDERATED CAPITAL APPRECIATION FUND
 2008  Lowest contract charges                   9          8.94                       78
    Highest contract charges                    29          8.85                      258
    Remaining contract charges                  --            --                       --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES FUND
 2008  Lowest contract charges                 465         11.17                    5,193
    Highest contract charges                 2,627         11.06                   29,061
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 465         10.90                    5,070
    Highest contract charges                    66         10.83                      718
    Remaining contract charges                  --            --                       --
FEDERATED MID CAP GROWTH STRATEGIES
 FUND
 2008  Lowest contract charges                 179          7.22                    1,295
    Highest contract charges                 2,287          7.15                   16,345
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  17         12.72                      210
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
FIDELITY ADVISOR VALUE STRATEGIES FUND
 2008  Lowest contract charges                0.35%             0.26%            (51.54)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%               --               4.75%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --              15.22%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               1.85%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%               --              13.93%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY ADVISOR LEVERAGED COMPANY
 STOCK FUND
 2008  Lowest contract charges                0.48%             5.36%            (54.13)%
    Highest contract charges                  1.20%             3.80%            (54.47)%
    Remaining contract charges                  --                --                 --
FEDERATED AMERICAN LEADERS FUND
 2008  Lowest contract charges                1.39%             1.78%            (34.77)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED CAPITAL APPRECIATION FUND
 2008  Lowest contract charges                0.13%             1.71%            (29.55)%
    Highest contract charges                  1.28%             3.59%            (29.84)%
    Remaining contract charges                  --                --                 --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES FUND
 2008  Lowest contract charges                0.86%             4.74%              2.50%
    Highest contract charges                  1.23%             5.32%              2.09%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.85%             7.06%              4.82%
    Highest contract charges                  1.17%             6.38%              4.40%
    Remaining contract charges                  --                --                 --
FEDERATED MID CAP GROWTH STRATEGIES
 FUND
 2008  Lowest contract charges                0.83%               --             (43.24)%
    Highest contract charges                  1.23%               --             (43.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.27%               --              17.04%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
FEDERATED HIGH INCOME BOND FUND
 2008  Lowest contract charges               1,876         $7.96                  $14,938
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FEDERATED INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                  18          6.70                      121
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FEDERATED KAUFMAN FUND
 2008  Lowest contract charges              13,127          5.82                   76,459
    Highest contract charges                20,504          7.74                  158,751
    Remaining contract charges              35,685            --                  254,676
 2007  Lowest contract charges               6,246         10.84                   67,706
    Highest contract charges                 7,575         13.57                  102,770
    Remaining contract charges               8,837            --                  120,656
FEDERATED SHORT-TERM INCOME FUND
 2008  Lowest contract charges              13,119         11.26                  147,751
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges              11,507         11.47                  131,962
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges              13,183         11.06                  145,759
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges              12,621         10.61                  133,904
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2004  Lowest contract charges              12,205         10.42                  127,130
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FEDERATED TOTAL RETURN BOND FUND
 2008  Lowest contract charges                 146         33.33                    4,865
    Highest contract charges                    47         10.76                      506
    Remaining contract charges                 249            --                    2,700
FIDELITY VIP GROWTH OPPORTUNITIES
 PORTFOLIO
 2008  Lowest contract charges              50,394          5.98                  301,600
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY VIP OVERSEAS PORTFOLIO
 2008  Lowest contract charges               2,638          7.14                   18,840
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
FEDERATED HIGH INCOME BOND FUND
 2008  Lowest contract charges                1.16%               --             (26.55)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                0.57%               --             (46.43)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED KAUFMAN FUND
 2008  Lowest contract charges                0.35%               --             (42.42)%
    Highest contract charges                  1.25%               --             (42.93)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --               6.77%
    Highest contract charges                  1.22%               --              19.90%
    Remaining contract charges                  --                --                 --
FEDERATED SHORT-TERM INCOME FUND
 2008  Lowest contract charges                0.35%             4.06%             (1.79)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             4.36%              3.72%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.12%              4.21%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             3.24%              1.86%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%             2.69%              1.76%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FEDERATED TOTAL RETURN BOND FUND
 2008  Lowest contract charges                0.49%             5.05%             (0.60)%
    Highest contract charges                  1.26%             4.96%             (1.34)%
    Remaining contract charges                  --                --                 --
FIDELITY VIP GROWTH OPPORTUNITIES
 PORTFOLIO
 2008  Lowest contract charges                0.70%             0.91%            (55.33)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY VIP OVERSEAS PORTFOLIO
 2008  Lowest contract charges                0.70%             5.97%            (44.20)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2008  Lowest contract charges               1,196         $5.54                   $6,629
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY VIP BALANCED PORTFOLIO
 2008  Lowest contract charges              19,925          7.29                  145,317
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FIDELITY VIP GROWTH & INCOME PORTFOLIO
 2008  Lowest contract charges              16,564          6.81                  112,808
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
TEMPLETON DEVELOPING MARKETS TRUST
 2008  Lowest contract charges              16,329          5.46                   89,105
    Highest contract charges                10,461          7.71                   80,693
    Remaining contract charges              46,643            --                  286,860
 2007  Lowest contract charges              14,788         11.88                  175,690
    Highest contract charges                 4,989         16.95                   84,550
    Remaining contract charges              16,500            --                  239,143
FRANKLIN HIGH INCOME FUND
 2008  Lowest contract charges               1,429          8.40                   12,006
    Highest contract charges                 1,349          8.32                   11,223
    Remaining contract charges                  96            --                      733
 2007  Lowest contract charges               1,164         10.94                   12,743
    Highest contract charges                   329         10.87                    3,572
    Remaining contract charges                  --            --                       --
FRANKLIN STRATEGIC INCOME FUND
 2008  Lowest contract charges                 692          9.01                    6,229
    Highest contract charges                 1,188          9.67                   11,487
    Remaining contract charges                 163            --                    1,472
TEMPLETON GLOBAL BOND FUND
 2008  Lowest contract charges               5,888         11.11                   65,430
    Highest contract charges                 5,917         12.22                   72,297
    Remaining contract charges               1,681            --                   18,532
 2007  Lowest contract charges               4,561         11.64                   53,090
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN U.S. GOVERNMENT SECURITIES
 FUND
 2008  Lowest contract charges                   3         11.59                       40
    Highest contract charges                   879         11.47                   10,079
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2008  Lowest contract charges                0.70%             2.18%            (51.50)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY VIP BALANCED PORTFOLIO
 2008  Lowest contract charges                0.70%               --             (35.94)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FIDELITY VIP GROWTH & INCOME PORTFOLIO
 2008  Lowest contract charges                0.70%             2.70%            (42.11)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
TEMPLETON DEVELOPING MARKETS TRUST
 2008  Lowest contract charges                0.35%             2.85%            (54.07)%
    Highest contract charges                  1.25%             3.37%            (54.48)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             2.59%             18.81%
    Highest contract charges                  1.23%             5.48%             27.17%
    Remaining contract charges                  --                --                 --
FRANKLIN HIGH INCOME FUND
 2008  Lowest contract charges                0.85%             8.51%            (23.19)%
    Highest contract charges                  1.24%             8.52%            (23.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             7.08%              2.31%
    Highest contract charges                  1.20%             7.06%              1.90%
    Remaining contract charges                  --                --                 --
FRANKLIN STRATEGIC INCOME FUND
 2008  Lowest contract charges                0.49%            18.11%            (11.39)%
    Highest contract charges                  1.23%            10.20%            (12.05)%
    Remaining contract charges                  --                --                 --
TEMPLETON GLOBAL BOND FUND
 2008  Lowest contract charges                0.49%            16.37%              5.75%
    Highest contract charges                  1.24%             8.63%              4.96%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%            11.59%              9.48%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN U.S. GOVERNMENT SECURITIES
 FUND
 2008  Lowest contract charges                  --                --               5.98%
    Highest contract charges                  1.17%             1.71%              5.56%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
FRANKLIN SMALL CAP VALUE FUND
 2008  Lowest contract charges               5,806         $9.11                  $52,877
    Highest contract charges                16,421          8.77                  144,036
    Remaining contract charges              33,217            --                  290,955
 2007  Lowest contract charges                  69         13.60                      935
    Highest contract charges                 8,112         13.21                  107,191
    Remaining contract charges              23,052            --                  311,033
 2006  Lowest contract charges               2,334         13.88                   32,401
    Highest contract charges                   404         13.76                    5,567
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 240         11.99                    2,875
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MUTUAL DISCOVERY FUND
 2008  Lowest contract charges               2,553          7.38                   18,853
    Highest contract charges                 7,663          7.60                   58,233
    Remaining contract charges             147,590            --                1,232,645
 2007  Lowest contract charges               1,927         10.11                   19,488
    Highest contract charges                47,510         12.90                  612,670
    Remaining contract charges              14,454            --                  187,606
 2006  Lowest contract charges                 134         11.77                    1,573
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
TEMPLETON GROWTH FUND
 2008  Lowest contract charges                  20         17.42                      357
    Highest contract charges                 8,859          8.48                   75,128
    Remaining contract charges              59,410            --                  512,439
 2007  Lowest contract charges               1,641         24.07                   39,507
    Highest contract charges                17,587         15.19                  267,157
    Remaining contract charges              32,952            --                  512,892
 2006  Lowest contract charges                  46         25.66                    1,191
    Highest contract charges                 1,056         15.05                   15,900
    Remaining contract charges               6,536            --                  100,124
 2005  Lowest contract charges               1,263         12.59                   15,911
    Highest contract charges                    16         12.51                      203
    Remaining contract charges                  --            --                       --
FRANKLIN INCOME FUND
 2008  Lowest contract charges              40,157          6.92                  277,751
    Highest contract charges                46,054          8.00                  368,282
    Remaining contract charges             100,953            --                  747,397
 2007  Lowest contract charges              10,151         10.20                  103,541
    Highest contract charges                56,175         11.65                  654,632
    Remaining contract charges              27,011            --                  316,771
 2006  Lowest contract charges                  50         11.20                      563
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
FRANKLIN SMALL CAP VALUE FUND
 2008  Lowest contract charges                0.35%             1.13%            (33.02)%
    Highest contract charges                  1.25%             1.13%            (33.62)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.31%             1.76%             (3.12)%
    Highest contract charges                  1.24%             1.91%             (3.99)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             1.11%             15.82%
    Highest contract charges                  1.22%             3.02%             15.35%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             0.72%              2.70%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MUTUAL DISCOVERY FUND
 2008  Lowest contract charges                0.35%             1.55%            (26.99)%
    Highest contract charges                  0.82%             5.08%            (24.01)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             2.86%              1.14%
    Highest contract charges                  1.23%             6.23%              9.58%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.74%             8.59%             16.75%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
TEMPLETON GROWTH FUND
 2008  Lowest contract charges                  --             38.80%            (43.47)%
    Highest contract charges                  1.25%             1.13%            (44.17)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.07%             (6.20)%
    Highest contract charges                  1.23%             3.69%              0.92%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              4.15%             11.86%
    Highest contract charges                  1.24%             3.45%             20.30%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             5.45%              6.24%
    Highest contract charges                  0.72%             1.94%              6.04%
    Remaining contract charges                  --                --                 --
FRANKLIN INCOME FUND
 2008  Lowest contract charges                0.35%             6.85%            (30.76)%
    Highest contract charges                  1.25%             7.25%            (31.38)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%             4.65%              2.01%
    Highest contract charges                  1.23%             5.15%              4.01%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.74%             1.85%             13.48%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
FRANKLIN CAPITAL GROWTH FUND
 2008  Lowest contract charges                 120         $7.58                     $900
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   7         12.06                       78
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN GROWTH FUND
 2008  Lowest contract charges                 295          6.53                    1,928
    Highest contract charges                 1,329          7.98                   10,600
    Remaining contract charges                  --            --                       --
FRANKLIN TOTAL RETURN FUND
 2008  Lowest contract charges                  28         10.07                      279
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN BALANCE SHEET INVESTMENT FUND
 2008  Lowest contract charges             155,344         11.89                1,847,711
    Highest contract charges                   992         11.18                   11,088
    Remaining contract charges              86,369            --                1,015,589
 2007  Lowest contract charges             165,040         18.65                3,078,551
    Highest contract charges                 1,984         17.69                   35,110
    Remaining contract charges              77,763            --                1,436,526
 2006  Lowest contract charges             161,281         19.37                3,123,864
    Highest contract charges                 1,208         18.54                   22,394
    Remaining contract charges              68,714            --                1,319,921
 2005  Lowest contract charges             135,720         16.71                2,267,247
    Highest contract charges                   575         16.13                    9,276
    Remaining contract charges              65,031            --                1,073,575
 2004  Lowest contract charges             101,637         15.12                1,536,307
    Highest contract charges                   187         14.73                    2,757
    Remaining contract charges              46,750            --                  700,651
MUTUAL BEACON FUND
 2008  Lowest contract charges              40,308          5.77                  232,680
    Highest contract charges                 7,116          6.83                   48,574
    Remaining contract charges              12,001            --                   82,336
 2007  Lowest contract charges              37,344          9.75                  363,987
    Highest contract charges                 2,464         11.61                   28,619
    Remaining contract charges               5,030            --                   58,776
 2006  Lowest contract charges                 134         11.45                    1,531
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
FRANKLIN CAPITAL GROWTH FUND
 2008  Lowest contract charges                1.20%             2.04%            (37.19)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.64%             2.87%              7.82%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN GROWTH FUND
 2008  Lowest contract charges                0.72%             4.99%            (33.88)%
    Highest contract charges                  1.25%             1.54%            (34.22)%
    Remaining contract charges                  --                --                 --
FRANKLIN TOTAL RETURN FUND
 2008  Lowest contract charges                1.59%            13.32%             (6.57)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN BALANCE SHEET INVESTMENT FUND
 2008  Lowest contract charges                0.35%             1.39%            (36.24)%
    Highest contract charges                  1.27%             1.44%            (36.81)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.96%             (3.70)%
    Highest contract charges                  1.24%             1.19%             (4.56)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.41%             15.95%
    Highest contract charges                  1.25%             1.61%             14.91%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             0.88%             10.52%
    Highest contract charges                  1.23%             0.72%              9.53%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%             0.96%             24.87%
    Highest contract charges                  1.25%             0.85%             23.75%
    Remaining contract charges                  --                --                 --
MUTUAL BEACON FUND
 2008  Lowest contract charges                0.50%             0.20%            (40.78)%
    Highest contract charges                  1.25%             0.21%            (41.22)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%             3.41%             (2.30)%
    Highest contract charges                  1.23%             6.29%              1.40%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.70%             6.59%             14.93%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
FRANKLIN MUTUAL SHARES FUND
 2008  Lowest contract charges               3,961        $10.67                  $42,251
    Highest contract charges                31,658          9.79                  309,849
    Remaining contract charges             210,484            --                2,034,352
 2007  Lowest contract charges               3,085         17.23                   53,162
    Highest contract charges                29,452         16.01                  471,581
    Remaining contract charges             172,223            --                2,836,981
 2006  Lowest contract charges               1,082         16.73                   18,096
    Highest contract charges                10,793         15.75                  169,946
    Remaining contract charges             142,602            --                2,306,405
 2005  Lowest contract charges               1,155         14.18                   16,384
    Highest contract charges                 5,546         13.51                   74,945
    Remaining contract charges             129,027            --                1,779,050
 2004  Lowest contract charges               3,860         12.90                   49,780
    Highest contract charges                 2,459         12.44                   30,594
    Remaining contract charges              58,169            --                  736,157
FRANKLIN SMALL-MID CAP GROWTH FUND
 2008  Lowest contract charges               4,997          6.11                   30,504
    Highest contract charges                15,594          8.22                  128,208
    Remaining contract charges             142,755            --                  917,227
 2007  Lowest contract charges               1,123         10.62                   11,929
    Highest contract charges                18,020         14.48                  260,979
    Remaining contract charges             107,389            --                1,411,366
 2006  Lowest contract charges               1,980          9.51                   18,829
    Highest contract charges                12,829         13.13                  168,471
    Remaining contract charges              98,108            --                1,175,717
 2005  Lowest contract charges                 921          8.84                    8,147
    Highest contract charges                 8,770         12.37                  108,461
    Remaining contract charges              83,089            --                1,028,134
 2004  Lowest contract charges               1,910          8.00                   15,278
    Highest contract charges                 2,728         11.33                   30,907
    Remaining contract charges              26,838            --                  303,676
FRANKLIN TEMPLETON CONSERVATIVE TARGET
 2008  Lowest contract charges               1,742          8.72                   15,186
    Highest contract charges                18,722          9.59                  179,483
    Remaining contract charges              15,509            --                  141,330
 2007  Lowest contract charges                  18         10.34                      189
    Highest contract charges                   840         11.48                    9,638
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
FRANKLIN MUTUAL SHARES FUND
 2008  Lowest contract charges                  --              1.04%            (38.10)%
    Highest contract charges                  1.25%             1.31%            (38.87)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.89%              2.97%
    Highest contract charges                  1.24%             4.07%              1.69%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.91%             17.98%
    Highest contract charges                  1.25%             2.10%             16.51%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.41%              9.98%
    Highest contract charges                  1.24%             1.87%              8.62%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              2.20%             13.50%
    Highest contract charges                  1.24%             2.17%             12.09%
    Remaining contract charges                  --                --                 --
FRANKLIN SMALL-MID CAP GROWTH FUND
 2008  Lowest contract charges                  --                --             (42.51)%
    Highest contract charges                  1.25%               --             (43.23)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              11.67%
    Highest contract charges                  1.25%               --              10.28%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               7.52%
    Highest contract charges                  1.25%               --               6.19%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.21%             10.55%
    Highest contract charges                  1.24%             0.19%              9.17%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --                --              13.04%
    Highest contract charges                  1.24%               --              11.63%
    Remaining contract charges                  --                --                 --
FRANKLIN TEMPLETON CONSERVATIVE TARGET
 2008  Lowest contract charges                0.35%             4.18%            (15.71)%
    Highest contract charges                  1.22%             6.39%            (16.46)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.04%             7.26%              3.41%
    Highest contract charges                  1.24%             4.98%              6.94%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
FRANKLIN TEMPLETON GROWTH TARGET FUND
 2008  Lowest contract charges              11,340         $7.12                  $80,778
    Highest contract charges                30,885          8.30                  256,390
    Remaining contract charges              55,556            --                  449,668
 2007  Lowest contract charges                  38         10.32                      391
    Highest contract charges                11,494         12.14                  139,528
    Remaining contract charges                 204            --                    2,486
 2006  Lowest contract charges                  87         11.12                      971
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
FRANKLIN TEMPLETON MODERATE TARGET
 FUND
 2008  Lowest contract charges               6,416          8.12                   52,088
    Highest contract charges                59,523          9.15                  544,419
    Remaining contract charges              90,071            --                  818,016
 2007  Lowest contract charges               2,305         10.34                   23,831
    Highest contract charges                35,306         11.76                  415,054
    Remaining contract charges                 683            --                    8,088
 2006  Lowest contract charges                 857         10.88                    9,321
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
TEMPLETON FOREIGN FUND
 2008  Lowest contract charges               9,666         11.70                  113,078
    Highest contract charges                16,555         10.95                  181,231
    Remaining contract charges             161,510            --                1,848,880
 2007  Lowest contract charges              10,883         21.70                  236,170
    Highest contract charges                 9,311         20.56                  191,446
    Remaining contract charges             160,998            --                3,440,620
 2006  Lowest contract charges              13,170         18.51                  243,752
    Highest contract charges                 4,998         17.76                   88,746
    Remaining contract charges             174,594            --                3,200,989
 2005  Lowest contract charges              11,230         15.43                  173,314
    Highest contract charges                 3,613         14.99                   54,163
    Remaining contract charges             196,249            --                3,040,094
 2004  Lowest contract charges              10,348         13.95                  144,341
    Highest contract charges                 1,559         13.72                   21,398
    Remaining contract charges             118,064            --                1,664,995
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2008  Lowest contract charges               2,142          6.74                   14,441
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
FRANKLIN TEMPLETON GROWTH TARGET FUND
 2008  Lowest contract charges                0.35%             1.99%            (30.99)%
    Highest contract charges                  1.24%             3.14%            (31.61)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.11%             4.76%              3.23%
    Highest contract charges                  1.24%             6.00%              9.21%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.72%             8.52%             11.36%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
FRANKLIN TEMPLETON MODERATE TARGET
 FUND
 2008  Lowest contract charges                0.35%             2.47%            (21.49)%
    Highest contract charges                  1.25%             3.41%            (22.20)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             3.13%              3.41%
    Highest contract charges                  1.22%            12.46%              8.04%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.71%            11.59%              9.17%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
TEMPLETON FOREIGN FUND
 2008  Lowest contract charges                  --              3.12%            (38.53)%
    Highest contract charges                  1.25%             4.45%            (46.76)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.41%             17.25%
    Highest contract charges                  1.24%             1.94%             15.79%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.29%             19.93%
    Highest contract charges                  1.24%             2.00%             18.44%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              2.18%             10.63%
    Highest contract charges                  1.24%             2.25%              9.26%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              2.05%             18.14%
    Highest contract charges                  1.24%             2.62%             16.67%
    Remaining contract charges                  --                --                 --
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2008  Lowest contract charges                0.70%               --             (42.75)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
GE PREMIER GROWTH EQUITY FUND
 2008  Lowest contract charges                 573         $7.81                   $4,468
    Highest contract charges                   244          7.01                    1,712
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 595         12.39                    7,375
    Highest contract charges                   130         11.16                    1,448
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  72         11.90                      856
    Highest contract charges                    34         10.77                      366
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS BALANCED FUND
 2008  Lowest contract charges                 316          8.52                    2,691
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS CAPITAL GROWTH FUND
 2008  Lowest contract charges                 707          6.67                    4,709
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 182         11.80                    2,147
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS CORE FIXED INCOME FUND
 2008  Lowest contract charges                 922          9.53                    8,798
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 178         10.85                    1,935
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS STRUCTURED U.S. EQUITY
 FUND
 2008  Lowest contract charges                   3          6.67                       22
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS GOVERNMENT INCOME FUND
 2008  Lowest contract charges                  39         11.12                      431
    Highest contract charges                 5,249         11.30                   59,323
    Remaining contract charges               5,048            --                   56,768
 2007  Lowest contract charges               1,532         10.97                   16,798
    Highest contract charges                   509         10.90                    5,545
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
GE PREMIER GROWTH EQUITY FUND
 2008  Lowest contract charges                0.85%             0.04%            (36.94)%
    Highest contract charges                  1.25%             0.07%            (37.19)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%               --               4.09%
    Highest contract charges                  1.26%               --               3.68%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.79%               --               7.74%
    Highest contract charges                  1.10%               --               7.31%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS BALANCED FUND
 2008  Lowest contract charges                1.23%             5.73%            (24.24)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS CAPITAL GROWTH FUND
 2008  Lowest contract charges                1.25%               --             (43.52)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%               --               8.22%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS CORE FIXED INCOME FUND
 2008  Lowest contract charges                1.24%             4.70%            (12.16)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.20%             5.60%              5.09%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS STRUCTURED U.S. EQUITY
 FUND
 2008  Lowest contract charges                  --              9.83%            (38.45)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS GOVERNMENT INCOME FUND
 2008  Lowest contract charges                  --              8.98%              5.02%
    Highest contract charges                  1.24%             4.28%              3.71%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.82%             4.54%              6.12%
    Highest contract charges                  1.07%             6.62%              5.70%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
GOLDMAN SACHS GROWTH & INCOME FUND
 2008  Lowest contract charges              83,237         $6.07                 $505,564
    Highest contract charges                 2,046          7.38                   15,104
    Remaining contract charges               3,118            --                   23,255
 2007  Lowest contract charges               1,979         11.66                   23,075
    Highest contract charges                60,476         11.59                  700,861
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS GROWTH OPPORTUNITIES
 FUND
 2008  Lowest contract charges                 311          6.20                    1,928
    Highest contract charges                 1,200          7.52                    9,022
    Remaining contract charges                 461            --                    2,839
 2007  Lowest contract charges                 351         12.73                    4,472
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS MID CAP VALUE FUND
 2008  Lowest contract charges              42,481         22.06                  937,124
    Highest contract charges                40,959         11.02                  451,418
    Remaining contract charges             112,816            --                1,296,283
 2007  Lowest contract charges              40,131         35.35                1,418,630
    Highest contract charges                35,767         17.64                  630,855
    Remaining contract charges              69,626            --                1,272,793
 2006  Lowest contract charges              23,232         18.11                  420,808
    Highest contract charges                 1,938         17.36                   33,629
    Remaining contract charges              20,995            --                  376,659
 2005  Lowest contract charges               1,476         15.43                   22,775
    Highest contract charges                    24         15.20                      365
    Remaining contract charges                  --            --                       --
GOLDMAN SACHS SMALL CAP VALUE FUND
 2008  Lowest contract charges                 105          6.45                      678
    Highest contract charges                 7,991          7.41                   59,185
    Remaining contract charges              33,634            --                  221,083
 2007  Lowest contract charges              15,331          8.83                  135,399
    Highest contract charges                 5,030         10.30                   51,832
    Remaining contract charges               2,882            --                   29,910
GOLDMAN SACHS HIGH YIELD FUND
 2008  Lowest contract charges               3,376          5.05                   17,047
    Highest contract charges                 5,005          7.93                   39,690
    Remaining contract charges              26,545            --                  218,014
 2007  Lowest contract charges               2,694          7.62                   20,525
    Highest contract charges                 4,025         11.13                   44,788
    Remaining contract charges              22,698            --                  260,589
 2006  Lowest contract charges                 581          8.11                    4,711
    Highest contract charges                 1,792         11.08                   19,850
    Remaining contract charges              17,924            --                  204,331
 2005  Lowest contract charges                  50         10.29                      512
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
GOLDMAN SACHS GROWTH & INCOME FUND
 2008  Lowest contract charges                0.50%             5.35%            (35.83)%
    Highest contract charges                  1.26%             1.47%            (36.31)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             1.41%              0.56%
    Highest contract charges                  1.24%             2.07%              0.16%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS GROWTH OPPORTUNITIES
 FUND
 2008  Lowest contract charges                0.44%               --             (40.50)%
    Highest contract charges                  1.24%               --             (40.95)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%               --              17.85%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS MID CAP VALUE FUND
 2008  Lowest contract charges                  --              0.96%            (37.60)%
    Highest contract charges                  1.25%             0.85%            (37.52)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.73%             (8.49)%
    Highest contract charges                  1.24%             1.14%              1.63%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.78%             15.21%
    Highest contract charges                  1.24%             1.14%             14.18%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.12%              2.82%
    Highest contract charges                  1.09%             2.19%              2.63%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS SMALL CAP VALUE FUND
 2008  Lowest contract charges                  --              1.11%            (27.22)%
    Highest contract charges                  1.25%             0.33%            (28.12)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --             (11.68)%
    Highest contract charges                  1.32%               --              (6.88)%
    Remaining contract charges                  --                --                 --
GOLDMAN SACHS HIGH YIELD FUND
 2008  Lowest contract charges                  --              8.33%            (33.73)%
    Highest contract charges                  1.25%             8.32%            (28.74)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              8.03%             (6.04)%
    Highest contract charges                  1.24%             8.09%              0.44%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              8.43%              3.18%
    Highest contract charges                  1.23%             9.16%              9.91%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.75%             7.73%              0.98%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
GOLDMAN SACHS LARGE CAP VALUE FUND
 2008  Lowest contract charges                 162         $5.94                     $967
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
JOHN HANCOCK SMALL CAP EQUITY FUND
 2008  Lowest contract charges                 354          7.07                    2,505
    Highest contract charges                11,806          6.49                   76,574
    Remaining contract charges             121,149            --                  814,969
 2007  Lowest contract charges                 592         12.70                    7,517
    Highest contract charges                10,902         11.80                  128,612
    Remaining contract charges             113,130            --                1,356,979
 2006  Lowest contract charges               4,435         12.52                   55,513
    Highest contract charges                10,528         11.78                  123,984
    Remaining contract charges             119,606            --                1,419,522
 2005  Lowest contract charges               5,888         11.72                   68,984
    Highest contract charges                 7,792         11.16                   86,962
    Remaining contract charges             105,529            --                1,181,063
 2004  Lowest contract charges               9,725         10.82                  105,267
    Highest contract charges                 1,943         10.44                   20,287
    Remaining contract charges              64,251            --                  677,084
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges                  --          6.13                       --
    Highest contract charges                   182          7.78                    1,412
    Remaining contract charges             862,616            --                6,721,646
 2007  Lowest contract charges             362,272         12.26                4,442,024
    Highest contract charges                    13         11.55                      146
    Remaining contract charges             151,164            --                1,453,797
 2006  Lowest contract charges               3,473          8.41                   29,219
    Highest contract charges                26,191         12.02                  314,863
    Remaining contract charges             467,328            --                5,039,472
 2005  Lowest contract charges               2,588          7.60                   19,666
    Highest contract charges                22,512         11.00                  247,542
    Remaining contract charges             436,020            --                4,483,080
 2004  Lowest contract charges               1,659          7.09                   11,759
    Highest contract charges                 8,902         10.38                   92,426
    Remaining contract charges             341,170            --                3,513,834
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges                  --          5.84                       --
    Highest contract charges                 5,309          5.74                   30,458
    Remaining contract charges               6,181            --                   35,735
 2007  Lowest contract charges               4,070         10.27                   41,808
    Highest contract charges                 2,952         10.18                   30,060
    Remaining contract charges               9,085            --                   92,880

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
GOLDMAN SACHS LARGE CAP VALUE FUND
 2008  Lowest contract charges                1.16%             8.99%            (38.07)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
JOHN HANCOCK SMALL CAP EQUITY FUND
 2008  Lowest contract charges                  --                --             (44.33)%
    Highest contract charges                  1.25%               --             (45.02)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               1.43%
    Highest contract charges                  1.25%               --               0.17%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               6.84%
    Highest contract charges                  1.25%               --               5.51%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --                --               8.23%
    Highest contract charges                  1.24%               --               6.89%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --                --              12.86%
    Highest contract charges                  1.24%               --              11.46%
    Remaining contract charges                  --                --                 --
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges                  --                --             (31.64)%
    Highest contract charges                  1.25%             5.52%            (32.66)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.50%             2.29%              6.10%
    Highest contract charges                  1.19%            12.49%              5.05%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.78%             10.70%
    Highest contract charges                  1.25%             2.59%              9.33%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              3.68%              7.24%
    Highest contract charges                  1.24%             4.05%              5.90%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              2.49%              3.74%
    Highest contract charges                  1.24%             2.57%              2.46%
    Remaining contract charges                  --                --                 --
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges                0.35%             0.79%            (43.16)%
    Highest contract charges                  1.25%             1.07%            (43.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.33%             0.60%              3.01%
    Highest contract charges                  1.18%             0.66%              2.14%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
HARTFORD TOTAL RETURN BOND HLS FUND
 2008  Lowest contract charges                 158         $9.58                   $1,509
    Highest contract charges                73,890         11.77                  869,550
    Remaining contract charges           1,021,010            --               10,746,625
 2007  Lowest contract charges              23,464         11.15                  261,525
    Highest contract charges                53,428         12.90                  689,202
    Remaining contract charges             710,759            --                7,892,598
 2006  Lowest contract charges                  36         11.24                      408
    Highest contract charges                33,412         12.48                  416,950
    Remaining contract charges             614,005            --                6,386,607
 2005  Lowest contract charges              15,621          7.50                  117,199
    Highest contract charges                23,637         12.06                  284,996
    Remaining contract charges             644,055            --                5,909,345
 2004  Lowest contract charges              23,979          7.32                  175,595
    Highest contract charges                16,931         11.92                  201,768
    Remaining contract charges             402,199            --                3,873,094
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges              30,602         15.31                  468,587
    Highest contract charges               105,351         11.24                1,184,228
    Remaining contract charges           1,821,136            --               17,810,285
 2007  Lowest contract charges              28,702         28.14                  807,786
    Highest contract charges                95,577         20.92                1,999,641
    Remaining contract charges           1,091,640            --               23,898,129
 2006  Lowest contract charges              25,295         24.09                  609,349
    Highest contract charges                81,866         18.13                1,484,519
    Remaining contract charges           1,054,010            --               20,070,548
 2005  Lowest contract charges              24,527         20.66                  506,677
    Highest contract charges                60,900         15.75                  958,902
    Remaining contract charges             907,404            --               15,688,895
 2004  Lowest contract charges              22,293         17.88                  398,581
    Highest contract charges                30,537         13.80                  421,356
    Remaining contract charges             591,800            --                8,534,187
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges             294,938          2.86                  842,957
    Highest contract charges                47,230          8.18                  386,423
    Remaining contract charges           1,000,747            --                6,381,866
 2007  Lowest contract charges             371,850          4.23                1,572,885
    Highest contract charges                 4,616         12.29                   56,743
    Remaining contract charges           1,024,150            --                8,136,273
 2006  Lowest contract charges             402,975          3.91                1,574,554
    Highest contract charges                62,620         14.62                  915,770
    Remaining contract charges           1,008,151            --                6,368,989
 2005  Lowest contract charges             414,211          3.25                1,344,677
    Highest contract charges                42,791         12.30                  526,464
    Remaining contract charges           1,218,431            --                5,411,231
 2004  Lowest contract charges             439,959          3.06                1,347,928
    Highest contract charges                20,087         11.76                  236,170
    Remaining contract charges             633,200            --                3,282,368

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
HARTFORD TOTAL RETURN BOND HLS FUND
 2008  Lowest contract charges                  --             58.83%             (7.86)%
    Highest contract charges                  1.25%             7.83%             (8.77)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --             16.49%             (0.82)%
    Highest contract charges                  1.24%             6.02%              3.37%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --             31.32%             (0.27)%
    Highest contract charges                  1.25%             5.78%              3.50%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              5.61%              2.45%
    Highest contract charges                  1.24%             7.70%              1.18%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              4.31%              4.62%
    Highest contract charges                  1.24%             4.85%              3.33%
    Remaining contract charges                  --                --                 --
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges                  --              1.97%            (45.59)%
    Highest contract charges                  1.25%             1.89%            (46.27)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.13%             16.83%
    Highest contract charges                  1.25%             0.13%             15.38%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.59%             16.62%
    Highest contract charges                  1.25%             1.57%             15.17%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.92%             15.55%
    Highest contract charges                  1.24%             1.15%             14.11%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              0.45%             19.36%
    Highest contract charges                  1.24%             0.47%             17.88%
    Remaining contract charges                  --                --                 --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges                  --              2.24%            (32.43)%
    Highest contract charges                  1.24%             4.40%            (33.44)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.71%              8.26%
    Highest contract charges                  1.23%             3.16%              6.64%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.82%             20.36%
    Highest contract charges                  1.25%             2.10%             18.87%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.85%              5.96%
    Highest contract charges                  1.24%             2.31%              4.64%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              1.40%             12.42%
    Highest contract charges                  1.24%             2.01%             11.03%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges                 170         $8.50                   $1,446
    Highest contract charges                 7,786          1.30                   10,104
    Remaining contract charges              17,663            --                   83,975
 2007  Lowest contract charges               7,710          1.59                   12,227
    Highest contract charges                 1,631          1.95                    3,176
    Remaining contract charges               7,223            --                  100,573
 2006  Lowest contract charges               6,700         12.04                   80,696
    Highest contract charges                   694          1.69                    1,174
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  11         11.16                      128
    Highest contract charges                    81          1.57                      127
    Remaining contract charges                  --            --                       --
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges               3,789          6.50                   24,648
    Highest contract charges                 3,554          6.47                   22,996
    Remaining contract charges              35,574            --                  230,744
HARTFORD GLOBAL HEALTH HLS FUND
 2008  Lowest contract charges               3,555         15.06                   53,545
    Highest contract charges                 1,171          8.75                   10,247
    Remaining contract charges              60,911            --                  780,266
 2007  Lowest contract charges               2,526         20.24                   51,123
    Highest contract charges                 1,084         11.93                   12,935
    Remaining contract charges              46,292            --                  840,997
 2006  Lowest contract charges               3,430         19.07                   65,415
    Highest contract charges                 3,908         14.89                   58,170
    Remaining contract charges              33,807            --                  614,681
 2005  Lowest contract charges               8,372         17.15                  143,592
    Highest contract charges                 2,807         13.56                   38,054
    Remaining contract charges              28,043            --                  410,347
 2004  Lowest contract charges               7,924         15.25                  120,886
    Highest contract charges                   973         12.21                   11,881
    Remaining contract charges              13,509            --                  170,085
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                 410          5.33                    2,185
    Highest contract charges                   434          6.50                    2,824
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   8         13.88                      114
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges                 110          7.34                      807
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges                  --             26.18%            (37.52)%
    Highest contract charges                  1.24%             7.91%            (33.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             4.01%             16.18%
    Highest contract charges                  1.24%             1.19%             15.14%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%             3.49%              7.91%
    Highest contract charges                  1.27%             4.80%              7.48%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.48%             6.04%              4.19%
    Highest contract charges                  0.69%            13.82%              4.00%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges                  --              1.18%            (34.95)%
    Highest contract charges                  0.52%             1.01%            (35.29)%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL HEALTH HLS FUND
 2008  Lowest contract charges                  --              0.57%            (25.56)%
    Highest contract charges                  1.25%             0.25%            (26.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.11%              6.12%
    Highest contract charges                  1.23%               --               4.54%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.07%             11.19%
    Highest contract charges                  1.25%             0.07%              9.80%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.07%             12.43%
    Highest contract charges                  1.24%             0.10%             11.03%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              0.05%             12.80%
    Highest contract charges                  1.23%             0.05%             11.40%
    Remaining contract charges                  --                --                 --
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                0.77%               --             (52.93)%
    Highest contract charges                  1.23%             2.00%            (53.17)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.53%               --              23.19%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges                1.22%             1.86%            (38.21)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                 861         $7.53                   $6,488
    Highest contract charges                   203          7.15                    1,452
    Remaining contract charges              21,320            --                  165,073
 2007  Lowest contract charges              11,935         13.58                  162,062
    Highest contract charges                 2,059         12.34                   25,414
    Remaining contract charges                 449            --                    5,631
 2006  Lowest contract charges               4,058         11.73                   47,591
    Highest contract charges                 1,797         10.70                   19,237
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 239         11.31                    2,706
    Highest contract charges                    29         10.36                      301
    Remaining contract charges                  --            --                       --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                 193         17.05                    3,291
    Highest contract charges                25,546          7.63                  194,851
    Remaining contract charges              62,103            --                  453,925
 2007  Lowest contract charges                   7         32.75                      227
    Highest contract charges                 1,157         14.25                   16,494
    Remaining contract charges              25,791            --                  379,114
 2006  Lowest contract charges               1,925         12.22                   23,517
    Highest contract charges                 1,293         12.15                   15,707
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                  12         10.98                      129
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges              43,988          1.46                   64,388
    Highest contract charges                 4,889          7.24                   35,408
    Remaining contract charges           1,257,054            --                6,023,790
 2007  Lowest contract charges              40,807          2.33                   94,979
    Highest contract charges                    37         11.69                      431
    Remaining contract charges           1,123,933            --                6,681,695
 2006  Lowest contract charges              80,493          2.21                  178,087
    Highest contract charges                22,763         12.79                  291,150
    Remaining contract charges           1,034,535            --                5,562,083
 2005  Lowest contract charges             160,752          1.92                  308,048
    Highest contract charges                16,751         11.22                  187,913
    Remaining contract charges           1,158,297            --                4,974,524
 2004  Lowest contract charges             387,561          1.83                  710,677
    Highest contract charges                 3,130         10.87                   34,027
    Remaining contract charges             596,893            --                3,597,324

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                  --              1.42%            (43.76)%
    Highest contract charges                  1.24%               --             (42.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.84%             0.02%             15.79%
    Highest contract charges                  1.25%             0.02%             15.33%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.85%             0.13%              3.73%
    Highest contract charges                  1.21%             0.46%              3.31%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.82%               --               3.78%
    Highest contract charges                  1.10%               --               4.07%
    Remaining contract charges                  --                --                 --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                  --              1.28%            (47.93)%
    Highest contract charges                  1.24%             0.23%            (46.48)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.15%              8.71%
    Highest contract charges                  1.23%             0.03%             27.72%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             3.16%             11.11%
    Highest contract charges                  1.25%             2.59%             10.66%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.68%             1.51%              9.81%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges                  --              2.30%            (37.11)%
    Highest contract charges                  1.23%             5.12%            (38.05)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.60%              5.20%
    Highest contract charges                  1.15%             4.87%              3.64%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.77%             15.46%
    Highest contract charges                  1.25%             1.99%             14.02%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.68%              4.50%
    Highest contract charges                  1.24%             3.00%              3.21%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              1.29%             10.39%
    Highest contract charges                  1.24%             1.90%              9.02%
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2008  Lowest contract charges               3,103         $7.22                  $22,415
    Highest contract charges                 7,126          7.13                   50,782
    Remaining contract charges               2,063            --                   16,203
 2007  Lowest contract charges               4,259         16.77                   71,431
    Highest contract charges                 1,605         16.70                   26,797
    Remaining contract charges               1,770            --                   32,442
 2006  Lowest contract charges               4,082         13.58                   55,450
    Highest contract charges                 1,649         13.64                   22,506
    Remaining contract charges               1,758            --                   26,220
 2005  Lowest contract charges                 539         12.12                    6,538
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges               1,254          8.14                   10,205
    Highest contract charges                 2,588          8.49                   21,980
    Remaining contract charges             149,108            --                1,203,523
 2007  Lowest contract charges                 105         14.93                    1,578
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HARTFORD MIDCAP HLS FUND
 2008  Lowest contract charges              27,027         13.02                  351,970
    Highest contract charges                 9,679         12.45                  120,509
    Remaining contract charges             414,147            --                5,207,029
 2007  Lowest contract charges              30,209         20.14                  608,253
    Highest contract charges                 9,075         19.49                  176,897
    Remaining contract charges             386,579            --                7,776,633
 2006  Lowest contract charges              38,813         17.46                  677,806
    Highest contract charges                 7,368         17.12                  126,139
    Remaining contract charges             385,885            --                6,769,503
 2005  Lowest contract charges              57,023         15.63                  891,160
    Highest contract charges                 5,221         15.51                   80,988
    Remaining contract charges             397,192            --                6,190,309
 2004  Lowest contract charges              51,043         13.38                  683,051
    Highest contract charges                 3,900         13.45                   52,462
    Remaining contract charges             300,088            --                4,032,505

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2008  Lowest contract charges                0.35%             0.88%            (56.93)%
    Highest contract charges                  1.25%             2.43%            (57.32)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.75%             23.48%
    Highest contract charges                  1.24%             0.57%             22.37%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.34%             2.97%             23.65%
    Highest contract charges                  1.24%             2.07%             22.54%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             2.24%             11.56%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges                0.45%             5.19%            (39.42)%
    Highest contract charges                  1.23%             5.40%            (43.11)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.22%             4.41%             25.53%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HARTFORD MIDCAP HLS FUND
 2008  Lowest contract charges                  --              0.51%            (35.32)%
    Highest contract charges                  1.25%             0.57%            (36.13)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.49%             15.30%
    Highest contract charges                  1.25%             0.56%             13.87%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.87%             11.74%
    Highest contract charges                  1.25%             1.32%             10.36%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.41%             16.78%
    Highest contract charges                  1.24%             0.45%             15.33%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              0.24%             16.44%
    Highest contract charges                  1.24%             0.36%             14.99%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges              29,706        $12.54                 $372,515
    Highest contract charges                97,614         10.60                1,034,755
    Remaining contract charges             893,847            --                9,390,369
 2007  Lowest contract charges              39,182         12.28                  481,072
    Highest contract charges                20,558         10.54                  216,595
    Remaining contract charges             478,855            --                4,701,245
 2006  Lowest contract charges              20,032         11.70                  234,358
    Highest contract charges                 2,947         10.43                   30,747
    Remaining contract charges             344,216            --                2,472,951
 2005  Lowest contract charges              31,471         11.17                  351,645
    Highest contract charges                 1,869         10.09                   18,856
    Remaining contract charges             125,100            --                  873,936
 2004  Lowest contract charges              27,397         10.86                  297,663
    Highest contract charges                   901          9.93                    8,951
    Remaining contract charges              84,492            --                  382,618
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges              86,861          1.83                  159,190
    Highest contract charges                   343          6.16                    2,113
    Remaining contract charges             321,948            --                1,384,707
 2007  Lowest contract charges              78,833          3.09                  243,241
    Highest contract charges                16,537         18.98                  313,951
    Remaining contract charges             255,599            --                1,862,723
 2006  Lowest contract charges              73,234          2.70                  197,822
    Highest contract charges                13,308         16.83                  223,964
    Remaining contract charges             293,300            --                2,189,763
 2005  Lowest contract charges              56,311          2.36                  132,933
    Highest contract charges                10,022         14.89                  149,250
    Remaining contract charges             740,424            --                2,403,581
 2004  Lowest contract charges              72,607          1.95                  141,647
    Highest contract charges                 6,048         12.46                   75,366
    Remaining contract charges             543,279            --                1,456,616
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges                  27         11.57                      316
    Highest contract charges                 2,529          6.77                   17,110
    Remaining contract charges               5,867            --                   38,628
 2007  Lowest contract charges                  20         18.71                      382
    Highest contract charges                   113         10.98                    1,238
    Remaining contract charges               3,106            --                   33,158
 2006  Lowest contract charges               1,220         10.85                   13,228
    Highest contract charges                     2         11.35                       24
    Remaining contract charges                 293            --                    3,158
 2005  Lowest contract charges                 200         10.24                    2,047
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges                  --              2.13%              2.14%
    Highest contract charges                  1.25%             1.49%              0.61%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.77%              4.95%
    Highest contract charges                  1.24%             4.50%              3.38%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              4.57%              4.70%
    Highest contract charges                  1.25%             4.64%              3.40%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              2.85%              2.84%
    Highest contract charges                  1.24%             2.95%              1.57%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              1.07%              0.94%
    Highest contract charges                  1.24%             0.87%             (0.31)%
    Remaining contract charges                  --                --                 --
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges                  --              0.12%            (40.60)%
    Highest contract charges                  1.22%               --             (41.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.22%             14.23%
    Highest contract charges                  1.25%             0.26%             12.81%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.21%             14.43%
    Highest contract charges                  1.25%             0.21%             13.00%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --                --              21.01%
    Highest contract charges                  1.24%               --              19.51%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --                --              12.18%
    Highest contract charges                  1.24%               --              10.79%
    Remaining contract charges                  --                --                 --
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges                  --              0.48%            (38.17)%
    Highest contract charges                  1.24%             0.37%            (38.35)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.50%            (10.03)%
    Highest contract charges                  1.14%             0.07%             (3.31)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             1.00%              5.95%
    Highest contract charges                    --              0.76%              9.37%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.85%             1.26%              3.10%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges               3,145        $13.99                  $43,990
    Highest contract charges                16,688          7.14                  119,186
    Remaining contract charges             633,663            --                4,185,468
 2007  Lowest contract charges               4,847         24.60                  119,222
    Highest contract charges                14,660         12.72                  186,430
    Remaining contract charges             313,771            --                3,852,636
 2006  Lowest contract charges               6,122         23.22                  142,174
    Highest contract charges                17,386         12.16                  211,404
    Remaining contract charges             325,075            --                3,785,723
 2005  Lowest contract charges               6,926         20.26                  140,301
    Highest contract charges                13,384         10.74                  143,729
    Remaining contract charges             306,174            --                3,500,677
 2004  Lowest contract charges              13,437         18.48                  248,299
    Highest contract charges                10,145          9.92                  100,629
    Remaining contract charges             243,921            --                2,505,508
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges               1,507          9.92                   14,958
    Highest contract charges                 9,037          9.90                   89,475
    Remaining contract charges             263,135            --                2,610,727
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges               2,546          8.77                   22,341
    Highest contract charges                 7,237          6.34                   45,920
    Remaining contract charges              74,772            --                  483,962
 2007  Lowest contract charges               2,786         15.42                   42,960
    Highest contract charges                 1,402         10.93                   15,323
    Remaining contract charges              73,286            --                  816,827
 2006  Lowest contract charges               1,208         19.74                   23,836
    Highest contract charges                   557         12.15                    6,771
    Remaining contract charges              21,138            --                  259,735
 2005  Lowest contract charges                 180         10.36                    1,869
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE HARTFORD TARGET RETIREMENT 2010
 FUND
 2008  Lowest contract charges                  12          7.42                       85
    Highest contract charges                   393          7.40                    2,913
    Remaining contract charges                  --            --                       --
THE HARTFORD TARGET RETIREMENT 2020
 FUND
 2008  Lowest contract charges               1,738          6.92                   12,028
    Highest contract charges                   456          6.90                    3,146
    Remaining contract charges                  --            --                       --
THE HARTFORD TARGET RETIREMENT 2030
 FUND
 2008  Lowest contract charges               1,191          6.74                    8,026
    Highest contract charges                   920          6.72                    6,177
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges                  --              1.51%            (43.13)%
    Highest contract charges                  1.25%             2.26%            (43.84)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.96%              5.90%
    Highest contract charges                  1.25%             0.94%              4.59%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.20%             14.65%
    Highest contract charges                  1.25%             1.55%             13.23%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.32%              9.62%
    Highest contract charges                  1.24%             2.09%              8.26%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              1.12%              4.17%
    Highest contract charges                  1.24%             1.47%              2.88%
    Remaining contract charges                  --                --                 --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges                0.25%             4.45%             (1.02)%
    Highest contract charges                  0.49%             0.39%             (1.23)%
    Remaining contract charges                  --                --                 --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                  --              2.24%            (43.11)%
    Highest contract charges                  1.25%             3.19%            (41.94)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.20%            (21.86)%
    Highest contract charges                  1.23%             2.82%             (7.69)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.86%              4.26%
    Highest contract charges                  1.24%             6.97%             17.55%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.82%             2.87%              4.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2010
 FUND
 2008  Lowest contract charges                0.77%            46.05%            (28.24)%
    Highest contract charges                  1.16%            42.07%            (28.39)%
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2020
 FUND
 2008  Lowest contract charges                1.00%            22.62%            (32.49)%
    Highest contract charges                  1.20%            19.05%            (32.62)%
    Remaining contract charges                  --                --                 --
THE HARTFORD TARGET RETIREMENT 2030
 FUND
 2008  Lowest contract charges                0.97%            23.31%            (34.87)%
    Highest contract charges                  1.19%            25.81%            (35.01)%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
THE HARTFORD EQUITY GROWTH ALLOCATION
 FUND
 2008  Lowest contract charges               1,337         $6.08                   $8,131
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE HARTFORD BALANCED ALLOCATION FUND
 2008  Lowest contract charges                  12          7.25                       86
    Highest contract charges                 1,610          7.21                   11,604
    Remaining contract charges                  --            --                       --
THE HARTFORD CONSERVATIVE ALLOCATION
 FUND
 2008  Lowest contract charges                   1          7.78                        8
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
THE HARTFORD CAPITAL APPRECIATION FUND
 2008  Lowest contract charges               3,227          5.96                   19,227
    Highest contract charges                13,637          5.89                   80,262
    Remaining contract charges               3,912            --                   23,152
THE HARTFORD GROWTH ALLOCATION FUND
 2008  Lowest contract charges               1,878          6.77                   12,717
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
HOTCHKIS AND WILEY LARGE CAP VALUE
 FUND
 2008  Lowest contract charges              32,652          6.87                  224,435
    Highest contract charges                11,991          6.59                   79,051
    Remaining contract charges              16,097            --                  108,110
 2007  Lowest contract charges              31,337         13.02                  407,939
    Highest contract charges                 7,308         12.60                   92,075
    Remaining contract charges              13,878            --                  177,410
 2006  Lowest contract charges              25,797         14.64                  377,580
    Highest contract charges                 2,610         14.29                   37,311
    Remaining contract charges              11,549            --                  166,825
 2005  Lowest contract charges               4,623         12.85                   59,395
    Highest contract charges                   561         12.76                    7,162
    Remaining contract charges                  --            --                       --
AIM V.I. TECHNOLOGY FUND
 2008  Lowest contract charges               4,364          6.14                   26,805
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
THE HARTFORD EQUITY GROWTH ALLOCATION
 FUND
 2008  Lowest contract charges                1.23%             9.30%            (41.46)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE HARTFORD BALANCED ALLOCATION FUND
 2008  Lowest contract charges                0.29%            17.47%            (29.92)%
    Highest contract charges                  1.17%            29.54%            (30.20)%
    Remaining contract charges                  --                --                 --
THE HARTFORD CONSERVATIVE ALLOCATION
 FUND
 2008  Lowest contract charges                  --                --             (23.92)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
THE HARTFORD CAPITAL APPRECIATION FUND
 2008  Lowest contract charges                0.48%            20.80%            (46.20)%
    Highest contract charges                  1.19%            19.79%            (46.60)%
    Remaining contract charges                  --                --                 --
THE HARTFORD GROWTH ALLOCATION FUND
 2008  Lowest contract charges                1.22%            22.45%            (35.23)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
HOTCHKIS AND WILEY LARGE CAP VALUE
 FUND
 2008  Lowest contract charges                0.35%             1.81%            (47.20)%
    Highest contract charges                  1.25%             2.02%            (47.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.82%            (11.06)%
    Highest contract charges                  1.24%             0.96%            (11.86)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             1.79%             13.00%
    Highest contract charges                  1.25%             1.34%             11.99%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%             1.85%              0.10%
    Highest contract charges                  1.18%             3.79%             (0.08)%
    Remaining contract charges                  --                --                 --
AIM V.I. TECHNOLOGY FUND
 2008  Lowest contract charges                0.70%               --             (44.89)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
AIM FINANCIAL SERVICES FUND
 2008  Lowest contract charges               3,428         $4.39                  $15,051
    Highest contract charges                 1,466          4.12                    6,045
    Remaining contract charges              41,060            --                  177,080
 2007  Lowest contract charges                  87         11.05                      956
    Highest contract charges                 1,074         10.51                   11,292
    Remaining contract charges              35,344            --                  385,723
 2006  Lowest contract charges                  87         14.33                    1,241
    Highest contract charges                 1,257         13.81                   17,355
    Remaining contract charges              33,671            --                  480,090
 2005  Lowest contract charges              24,260         12.30                  298,512
    Highest contract charges                 1,472         12.02                   17,698
    Remaining contract charges              11,471            --                  140,726
 2004  Lowest contract charges              19,858         11.76                  233,622
    Highest contract charges                   948         11.56                   10,964
    Remaining contract charges               4,130            --                   48,540
AIM LEISURE FUND
 2008  Lowest contract charges                 920          9.37                    8,627
    Highest contract charges                 1,229          8.14                   10,008
    Remaining contract charges              34,106            --                  278,098
 2007  Lowest contract charges                 920         16.37                   15,064
    Highest contract charges                 3,361         14.39                   48,387
    Remaining contract charges              36,321            --                  525,621
 2006  Lowest contract charges                 920         16.52                   15,201
    Highest contract charges                   940         14.71                   13,831
    Remaining contract charges              36,882            --                  545,666
 2005  Lowest contract charges              42,514         12.27                  521,718
    Highest contract charges                 1,278         11.99                   15,319
    Remaining contract charges              10,498            --                  128,488
 2004  Lowest contract charges                 113         13.46                    1,515
    Highest contract charges                 1,433         12.29                   17,620
    Remaining contract charges              36,315            --                  454,135
AIM TECHNOLOGY FUND
 2008  Lowest contract charges              11,685          5.45                   63,643
    Highest contract charges                 1,641          5.08                    8,341
    Remaining contract charges              30,492            --                  139,772
 2007  Lowest contract charges               9,394          9.86                   92,609
    Highest contract charges                   976          9.29                    9,063
    Remaining contract charges              27,777            --                  230,501
 2006  Lowest contract charges               7,228          9.21                   66,598
    Highest contract charges                   605          8.76                    5,294
    Remaining contract charges              25,456            --                  197,544
 2005  Lowest contract charges               3,384          8.41                   28,442
    Highest contract charges                   276          8.06                    2,223
    Remaining contract charges              17,275            --                  127,910
 2004  Lowest contract charges               3,722          8.29                   30,832
    Highest contract charges                    90          8.02                      721
    Remaining contract charges               9,402            --                   69,613

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
AIM FINANCIAL SERVICES FUND
 2008  Lowest contract charges                  --              4.62%            (60.26)%
    Highest contract charges                  1.26%             1.10%            (60.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.66%            (22.92)%
    Highest contract charges                  1.25%             1.67%            (23.88)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              6.32%             16.29%
    Highest contract charges                  1.25%             1.09%             14.85%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             1.52%              4.59%
    Highest contract charges                  1.24%             1.60%              3.96%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.65%             1.60%              7.84%
    Highest contract charges                  1.23%             1.60%              7.19%
    Remaining contract charges                  --                --                 --
AIM LEISURE FUND
 2008  Lowest contract charges                  --                --             (42.73)%
    Highest contract charges                  1.26%               --             (43.45)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.74%             (0.90)%
    Highest contract charges                  1.25%             1.02%             (2.13)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              9.52%             24.22%
    Highest contract charges                  1.25%             1.89%             22.67%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             1.15%             (1.87)%
    Highest contract charges                  1.25%             1.01%             (2.46)%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --                --              13.60%
    Highest contract charges                  1.23%             1.91%             12.19%
    Remaining contract charges                  --                --                 --
AIM TECHNOLOGY FUND
 2008  Lowest contract charges                0.35%               --             (44.75)%
    Highest contract charges                  1.25%               --             (45.25)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%               --               7.00%
    Highest contract charges                  1.25%               --               6.04%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --               9.62%
    Highest contract charges                  1.25%               --               8.63%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               1.45%
    Highest contract charges                  1.24%               --               0.54%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%               --               3.01%
    Highest contract charges                  1.22%               --               2.09%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
IVY GLOBAL NATURAL RESOURCES FUND
 2008  Lowest contract charges              21,195         $3.84                  $81,487
    Highest contract charges                19,260          6.43                  123,895
    Remaining contract charges              36,555            --                  186,979
 2007  Lowest contract charges              17,428         11.98                  208,712
    Highest contract charges                 9,342         16.82                  157,125
    Remaining contract charges               7,415            --                  125,521
IVY LARGE CAP GROWTH FUND
 2008  Lowest contract charges                  63          7.40                      467
    Highest contract charges                    50          8.48                      421
    Remaining contract charges                  --            --                       --
IVY SCIENCE & TECHNOLOGY FUND
 2008  Lowest contract charges                  62          8.32                      518
    Highest contract charges                     2          8.22                       18
    Remaining contract charges                 110            --                      884
JANUS ASPEN FORTY PORTFOLIO
 2008  Lowest contract charges               1,408          8.37                   11,790
    Highest contract charges               188,133          8.33                1,566,323
    Remaining contract charges                  --            --                       --
JANUS ASPEN MID CAP GROWTH PORTFOLIO
 2008  Lowest contract charges               1,510          7.30                   11,024
    Highest contract charges                 2,706          7.26                   19,641
    Remaining contract charges                  --            --                       --
JANUS ASPEN INTERNATIONAL GROWTH
 PORTFOLIO
 2008  Lowest contract charges                 683          7.16                    4,888
    Highest contract charges                23,967          7.12                  170,662
    Remaining contract charges                  --            --                       --
JANUS ASPEN BALANCED PORTFOLIO
 2008  Lowest contract charges              19,598          9.56                  187,314
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 2008  Lowest contract charges              45,667          6.63                  302,920
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
JANUS ADVISER FLEXIBLE BOND FUND
 2008  Lowest contract charges                  32         10.93                      340
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
IVY GLOBAL NATURAL RESOURCES FUND
 2008  Lowest contract charges                0.35%             0.08%            (61.41)%
    Highest contract charges                  1.25%             0.12%            (61.76)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.30%             7.51%             17.46%
    Highest contract charges                  1.23%             5.79%             41.94%
    Remaining contract charges                  --                --                 --
IVY LARGE CAP GROWTH FUND
 2008  Lowest contract charges                0.37%             1.81%            (38.38)%
    Highest contract charges                  1.21%             0.39%            (38.84)%
    Remaining contract charges                  --                --                 --
IVY SCIENCE & TECHNOLOGY FUND
 2008  Lowest contract charges                0.67%               --             (27.98)%
    Highest contract charges                    --                --             (28.52)%
    Remaining contract charges                  --                --                 --
JANUS ASPEN FORTY PORTFOLIO
 2008  Lowest contract charges                0.45%             0.07%            (45.88)%
    Highest contract charges                  0.69%             0.19%            (44.54)%
    Remaining contract charges                  --                --                 --
JANUS ASPEN MID CAP GROWTH PORTFOLIO
 2008  Lowest contract charges                0.45%             0.65%            (44.03)%
    Highest contract charges                  0.69%             0.48%            (44.11)%
    Remaining contract charges                  --                --                 --
JANUS ASPEN INTERNATIONAL GROWTH
 PORTFOLIO
 2008  Lowest contract charges                0.45%               --             (52.81)%
    Highest contract charges                  0.69%             1.73%            (52.45)%
    Remaining contract charges                  --                --                 --
JANUS ASPEN BALANCED PORTFOLIO
 2008  Lowest contract charges                0.70%             4.46%            (16.43)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 2008  Lowest contract charges                0.69%             2.04%            (45.05)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
JANUS ADVISER FLEXIBLE BOND FUND
 2008  Lowest contract charges                0.26%             3.61%              5.63%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
JANUS ADVISER FORTY FUND
 2008  Lowest contract charges              32,720        $11.68                 $382,036
    Highest contract charges                10,960         10.71                  117,431
    Remaining contract charges             229,370            --                2,258,439
 2007  Lowest contract charges               2,118         20.86                   44,175
    Highest contract charges                 3,754         19.38                   72,763
    Remaining contract charges             166,253            --                2,963,102
 2006  Lowest contract charges               4,818         15.39                   74,129
    Highest contract charges                 2,906         14.48                   42,067
    Remaining contract charges             132,623            --                1,818,956
 2005  Lowest contract charges               6,032         13.96                   84,231
    Highest contract charges                 1,658         13.30                   22,057
    Remaining contract charges             119,801            --                1,604,539
 2004  Lowest contract charges              11,205         12.18                  136,524
    Highest contract charges                   349         11.75                    4,101
    Remaining contract charges              92,341            --                1,099,845
JANUS ADVISER INTERNATIONAL GROWTH
 FUND
 2008  Lowest contract charges              28,180         15.58                  439,181
    Highest contract charges                21,956         14.30                  313,998
    Remaining contract charges             117,874            --                1,646,382
 2007  Lowest contract charges              22,025         30.57                  673,255
    Highest contract charges                14,261         28.40                  405,076
    Remaining contract charges              77,495            --                2,277,770
 2006  Lowest contract charges              20,379         24.23                  493,832
    Highest contract charges                 7,470         22.80                  170,311
    Remaining contract charges              55,696            --                1,308,994
 2005  Lowest contract charges               1,390         16.76                   23,282
    Highest contract charges                 3,269         15.96                   52,186
    Remaining contract charges              23,745            --                  387,750
 2004  Lowest contract charges                 396         12.72                    5,035
    Highest contract charges                   582         12.27                    7,142
    Remaining contract charges               7,038            --                   87,865
JANUS ADVISER WORLDWIDE FUND
 2008  Lowest contract charges              14,507          5.22                   75,763
    Highest contract charges                 1,247          6.87                    8,567
    Remaining contract charges              73,329            --                   71,484
 2007  Lowest contract charges               2,238         12.13                   27,131
    Highest contract charges                   636         12.58                    8,003
    Remaining contract charges              77,977            --                  216,665
 2006  Lowest contract charges               2,238         11.13                   24,910
    Highest contract charges                   505         11.69                    5,908
    Remaining contract charges              94,445            --                  213,658
 2005  Lowest contract charges               8,505         10.36                   88,129
    Highest contract charges                   348         10.12                    3,522
    Remaining contract charges              46,017            --                   46,935
 2004  Lowest contract charges               8,551          9.83                   84,079
    Highest contract charges                   250          9.66                    2,417
    Remaining contract charges              25,466            --                   24,696

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
JANUS ADVISER FORTY FUND
 2008  Lowest contract charges                  --                --             (44.02)%
    Highest contract charges                  1.25%               --             (44.72)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.03%             35.57%
    Highest contract charges                  1.24%             0.05%             33.89%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.06%             10.18%
    Highest contract charges                  1.25%             0.10%              8.81%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --                --              14.60%
    Highest contract charges                  1.24%               --              13.18%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --                --              17.64%
    Highest contract charges                  1.25%               --              16.18%
    Remaining contract charges                  --                --                 --
JANUS ADVISER INTERNATIONAL GROWTH
 FUND
 2008  Lowest contract charges                  --              0.01%            (49.02)%
    Highest contract charges                  1.25%             0.01%            (49.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.14%             26.14%
    Highest contract charges                  1.24%             1.40%             24.58%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.08%             44.63%
    Highest contract charges                  1.25%             0.98%             42.84%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.22%             31.73%
    Highest contract charges                  1.24%             1.23%             30.10%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              1.39%             19.85%
    Highest contract charges                  1.20%             2.65%             18.36%
    Remaining contract charges                  --                --                 --
JANUS ADVISER WORLDWIDE FUND
 2008  Lowest contract charges                0.50%             0.80%            (44.98)%
    Highest contract charges                  1.25%             0.89%            (45.39)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.18%              8.92%
    Highest contract charges                  1.25%             0.19%              7.57%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --             47.84%             16.93%
    Highest contract charges                  1.25%             2.54%             15.48%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.65%             0.81%              5.38%
    Highest contract charges                  1.25%             0.93%              4.75%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.65%             0.69%              4.06%
    Highest contract charges                  1.24%             0.45%              3.43%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
JANUS ADVISER MID CAP GROWTH FUND
 2008  Lowest contract charges               1,071         $6.40                   $6,857
    Highest contract charges                   205          6.32                    1,294
    Remaining contract charges                  --            --                       --
KEELEY SMALL CAP VALUE FUND
 2008  Lowest contract charges              11,362         16.32                  185,422
    Highest contract charges                 9,445          8.14                   76,902
    Remaining contract charges              68,992            --                  553,455
 2007  Lowest contract charges              10,941         27.28                  298,476
    Highest contract charges                 6,012         13.78                   82,850
    Remaining contract charges              75,968            --                1,019,877
 2006  Lowest contract charges                  35         26.08                      920
    Highest contract charges                 1,225         13.02                   15,957
    Remaining contract charges              60,956            --                  773,536
 2005  Lowest contract charges               3,432         11.05                   37,923
    Highest contract charges                   143         11.03                    1,577
    Remaining contract charges                  --            --                       --
LORD ABBETT AFFILIATED FUND
 2008  Lowest contract charges               3,679          6.09                   22,419
    Highest contract charges                 2,980          7.10                   21,156
    Remaining contract charges              14,022            --                  102,612
 2007  Lowest contract charges                 925          9.74                    9,014
    Highest contract charges                   244         11.44                    2,789
    Remaining contract charges                  33            --                      375
LORD ABBETT ALL VALUE FUND
 2008  Lowest contract charges                  28         13.73                      382
    Highest contract charges                   328          7.11                    2,332
    Remaining contract charges              11,924            --                  101,027
 2007  Lowest contract charges               1,020         11.47                   11,703
    Highest contract charges                   624         11.40                    7,123
    Remaining contract charges                  --            --                       --
LORD ABBETT BOND DEBENTURE FUND
 2008  Lowest contract charges               9,823          7.90                   77,554
    Highest contract charges                 1,696          8.69                   14,736
    Remaining contract charges              19,848            --                  173,252
 2007  Lowest contract charges                 199         11.24                    2,236
    Highest contract charges                     8         11.07                       84
    Remaining contract charges               4,838            --                   53,897
LORD ABBETT GROWTH OPPORTUNITIES FUND
 2008  Lowest contract charges                 112          6.61                      738
    Highest contract charges                   104          7.71                      799
    Remaining contract charges                 181            --                    1,197
LORD ABBETT LARGE-CAP CORE FUND
 2008  Lowest contract charges                  16          7.01                      114
    Highest contract charges                   403          8.11                    3,269
    Remaining contract charges                  92            --                      640

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
JANUS ADVISER MID CAP GROWTH FUND
 2008  Lowest contract charges                0.48%               --             (41.32)%
    Highest contract charges                  1.21%               --             (41.76)%
    Remaining contract charges                  --                --                 --
KEELEY SMALL CAP VALUE FUND
 2008  Lowest contract charges                  --                --             (40.18)%
    Highest contract charges                  1.25%               --             (40.92)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               4.60%
    Highest contract charges                  1.23%               --               5.84%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --             (40.23)%
    Highest contract charges                  1.24%               --              18.07%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%               --              11.27%
    Highest contract charges                  1.14%               --              11.07%
    Remaining contract charges                  --                --                 --
LORD ABBETT AFFILIATED FUND
 2008  Lowest contract charges                0.50%             2.45%            (37.45)%
    Highest contract charges                  1.24%             2.45%            (37.93)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             1.07%             (2.57)%
    Highest contract charges                  1.22%             2.16%              2.27%
    Remaining contract charges                  --                --                 --
LORD ABBETT ALL VALUE FUND
 2008  Lowest contract charges                0.30%             2.78%            (29.11)%
    Highest contract charges                  1.18%             5.64%            (29.80)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             2.60%              6.46%
    Highest contract charges                  1.78%             0.92%              6.04%
    Remaining contract charges                  --                --                 --
LORD ABBETT BOND DEBENTURE FUND
 2008  Lowest contract charges                0.35%             7.34%            (20.54)%
    Highest contract charges                  1.24%             7.20%            (21.49)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.65%             4.13%              4.65%
    Highest contract charges                  0.59%             5.60%              3.96%
    Remaining contract charges                  --                --                 --
LORD ABBETT GROWTH OPPORTUNITIES FUND
 2008  Lowest contract charges                0.94%               --             (38.92)%
    Highest contract charges                  1.19%               --             (39.13)%
    Remaining contract charges                  --                --                 --
LORD ABBETT LARGE-CAP CORE FUND
 2008  Lowest contract charges                  --              5.67%            (31.56)%
    Highest contract charges                  1.20%             3.88%            (32.11)%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
LORD ABBETT AMERICA'S VALUE FUND
 2008  Lowest contract charges                  40         $8.24                     $327
    Highest contract charges                   217          8.15                    1,765
    Remaining contract charges                  32            --                      224
 2007  Lowest contract charges                   3         11.44                       39
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LORD ABBETT TOTAL RETURN FUND
 2008  Lowest contract charges                   3         10.25                       30
    Highest contract charges                   129         10.22                    1,312
    Remaining contract charges                  --            --                       --
LORD ABBETT SMALL CAP BLEND FUND
 2008  Lowest contract charges                  52          6.48                      334
    Highest contract charges                18,776          7.75                  145,458
    Remaining contract charges              82,354            --                  702,622
 2007  Lowest contract charges               3,544         15.16                   53,732
    Highest contract charges                 1,553         11.77                   18,285
    Remaining contract charges              46,949            --                  636,464
 2006  Lowest contract charges               3,656         13.88                   50,744
    Highest contract charges                    53         13.58                      716
    Remaining contract charges              24,291            --                  333,101
 2005  Lowest contract charges               1,286         13.06                   16,796
    Highest contract charges                    10         12.99                      125
    Remaining contract charges                  --            --                       --
LORD ABBETT DEVELOPING GROWTH FUND,
 INC.
 2008  Lowest contract charges                  30          5.90                      178
    Highest contract charges                   168          7.27                    1,219
    Remaining contract charges                  --            --                       --
LORD ABBETT INTERNATIONAL CORE EQUITY
 FUND
 2008  Lowest contract charges                  63          5.86                      367
    Highest contract charges                   344          7.92                    2,721
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   4         10.26                       40
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
LORD ABBETT AMERICA'S VALUE FUND
 2008  Lowest contract charges                0.84%             4.96%            (28.00)%
    Highest contract charges                  1.37%            12.00%            (28.29)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --             16.35%              2.06%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LORD ABBETT TOTAL RETURN FUND
 2008  Lowest contract charges                  --              2.02%             (2.18)%
    Highest contract charges                  1.16%             4.78%             (2.38)%
    Remaining contract charges                  --                --                 --
LORD ABBETT SMALL CAP BLEND FUND
 2008  Lowest contract charges                  --                --             (33.35)%
    Highest contract charges                  1.24%               --             (34.18)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%               --               9.24%
    Highest contract charges                  1.01%               --               8.40%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --               5.50%
    Highest contract charges                  1.24%               --               4.55%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%               --               4.79%
    Highest contract charges                  0.67%               --               4.59%
    Remaining contract charges                  --                --                 --
LORD ABBETT DEVELOPING GROWTH FUND,
 INC.
 2008  Lowest contract charges                0.85%               --             (48.16)%
    Highest contract charges                  1.18%               --             (48.17)%
    Remaining contract charges                  --                --                 --
LORD ABBETT INTERNATIONAL CORE EQUITY
 FUND
 2008  Lowest contract charges                0.20%             4.27%            (42.92)%
    Highest contract charges                  1.22%             2.54%            (43.35)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.98%              2.64%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
LEGG MASON VALUE TRUST FUND
 2008  Lowest contract charges                 114        $29.23                   $3,346
    Highest contract charges                 5,575          6.74                   37,575
    Remaining contract charges              17,691            --                  124,177
 2007  Lowest contract charges                  65         68.70                    4,433
    Highest contract charges                 3,089         15.09                   46,616
    Remaining contract charges              30,631            --                  476,623
 2006  Lowest contract charges                   7         79.36                      476
    Highest contract charges                   583         16.26                    9,480
    Remaining contract charges              35,261            --                  586,771
 2005  Lowest contract charges                  32         15.64                      496
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MARSHALL MID-CAP VALUE FUND
 2008  Lowest contract charges               9,344          5.96                   55,667
    Highest contract charges                   490          7.04                    3,452
    Remaining contract charges                 999            --                    6,938
 2007  Lowest contract charges               7,276          9.53                   69,330
    Highest contract charges                   315         11.35                    3,574
    Remaining contract charges                  --            --                       --
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND
 2008  Lowest contract charges               1,628          5.80                    9,445
    Highest contract charges                 6,603          7.30                   48,178
    Remaining contract charges             164,759            --                1,187,570
 2007  Lowest contract charges                 553          9.20                    5,084
    Highest contract charges                 3,414         11.72                   40,011
    Remaining contract charges             158,724            --                1,840,128
 2006  Lowest contract charges                 329          8.25                    2,713
    Highest contract charges                 2,649         10.64                   28,188
    Remaining contract charges             152,254            --                1,586,081
 2005  Lowest contract charges              88,402         10.38                  917,820
    Highest contract charges                 2,384         10.03                   23,898
    Remaining contract charges             104,935            --                  986,849
 2004  Lowest contract charges              90,317         10.03                  905,806
    Highest contract charges                 1,624          9.77                   15,873
    Remaining contract charges              89,006            --                  810,861

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
LEGG MASON VALUE TRUST FUND
 2008  Lowest contract charges                  --                --             (57.45)%
    Highest contract charges                  1.25%               --             (55.33)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --             (13.43)%
    Highest contract charges                  1.24%               --              (7.21)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               6.57%
    Highest contract charges                  1.24%               --               5.24%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%               --               4.98%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MARSHALL MID-CAP VALUE FUND
 2008  Lowest contract charges                0.50%             0.23%            (37.48)%
    Highest contract charges                  1.25%             0.25%            (37.95)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%             0.55%             (5.41)%
    Highest contract charges                  1.23%             0.80%             (0.50)%
    Remaining contract charges                  --                --                 --
MASSACHUSETTS INVESTORS GROWTH STOCK
 FUND
 2008  Lowest contract charges                  --              0.66%            (36.96)%
    Highest contract charges                  1.25%             0.67%            (37.74)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.48%             11.51%
    Highest contract charges                  1.25%             0.42%             10.12%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               7.48%
    Highest contract charges                  1.25%               --               6.14%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%               --               3.52%
    Highest contract charges                  1.25%               --               2.59%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%             0.48%              9.25%
    Highest contract charges                  1.25%             0.56%              8.27%
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
MFS HIGH INCOME FUND
 2008  Lowest contract charges               5,432        $10.66                  $57,881
    Highest contract charges                 5,957         10.30                   61,341
    Remaining contract charges              33,461            --                  338,026
 2007  Lowest contract charges               6,336         14.91                   94,435
    Highest contract charges                 5,503         14.59                   80,274
    Remaining contract charges              29,052            --                  415,124
 2006  Lowest contract charges               5,323         14.65                   77,984
    Highest contract charges                 4,709         14.52                   68,388
    Remaining contract charges              25,307            --                  357,974
 2005  Lowest contract charges               3,511         13.28                   46,628
    Highest contract charges                 5,696         13.32                   75,896
    Remaining contract charges              28,154            --                  365,902
 2004  Lowest contract charges               4,257         12.98                   55,243
    Highest contract charges                 6,586         13.18                   86,828
    Remaining contract charges               7,615            --                   98,928
MFS INTERNATIONAL NEW DISCOVERY FUND
 2008  Lowest contract charges                 644         12.43                    8,008
    Highest contract charges                   929          7.03                    6,528
    Remaining contract charges              12,093            --                  130,516
 2007  Lowest contract charges                 351         24.33                    8,545
    Highest contract charges                   512         12.70                    6,501
    Remaining contract charges               9,022            --                  175,227
 2006  Lowest contract charges                  20         27.34                      551
    Highest contract charges                    59         18.63                    1,106
    Remaining contract charges               6,609            --                  118,662
 2005  Lowest contract charges                 152         14.27                    2,170
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS MID CAP GROWTH FUND
 2008  Lowest contract charges                 695          5.36                    3,729
    Highest contract charges                15,969          4.92                   78,588
    Remaining contract charges              50,561            --                  257,613
 2007  Lowest contract charges                  71         10.97                      783
    Highest contract charges                12,062         10.19                  122,974
    Remaining contract charges              49,213            --                  514,353
 2006  Lowest contract charges                  71         10.02                      715
    Highest contract charges                 9,957          9.43                   93,881
    Remaining contract charges              50,696            --                  486,064
 2005  Lowest contract charges                 982          9.81                    9,628
    Highest contract charges                 9,325          9.34                   87,125
    Remaining contract charges              54,476            --                  515,826
 2004  Lowest contract charges                 477          9.55                    4,555
    Highest contract charges                 9,031          9.21                   83,207
    Remaining contract charges              38,674            --                  360,269

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
MFS HIGH INCOME FUND
 2008  Lowest contract charges                  --              8.26%            (28.52)%
    Highest contract charges                  1.25%             8.28%            (29.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              7.70%              1.72%
    Highest contract charges                  1.25%             7.75%              0.45%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              7.28%             10.35%
    Highest contract charges                  1.25%             7.19%              8.98%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              7.73%              2.34%
    Highest contract charges                  1.25%             7.72%              1.07%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              7.79%              9.42%
    Highest contract charges                  1.24%             7.81%              8.06%
    Remaining contract charges                  --                --                 --
MFS INTERNATIONAL NEW DISCOVERY FUND
 2008  Lowest contract charges                  --              1.81%            (48.91)%
    Highest contract charges                  1.25%             1.75%            (44.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.23%            (11.01)%
    Highest contract charges                  1.23%             2.09%              7.40%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              4.23%             14.68%
    Highest contract charges                  1.25%             4.46%             25.28%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.64%             16.04%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS MID CAP GROWTH FUND
 2008  Lowest contract charges                  --                --             (51.12)%
    Highest contract charges                  1.25%               --             (51.73)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               9.49%
    Highest contract charges                  1.25%               --               8.13%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               2.18%
    Highest contract charges                  1.25%               --               0.91%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --                --               2.69%
    Highest contract charges                  1.25%               --               1.41%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --                --              14.47%
    Highest contract charges                  1.24%               --              13.05%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
MFS RESEARCH INTERNATIONAL FUND
 2008  Lowest contract charges                 104         $5.85                     $607
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS STRATEGIC VALUE FUND
 2008  Lowest contract charges                  64          6.14                      395
    Highest contract charges                 2,980          6.08                   18,123
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  13         10.93                      142
    Highest contract charges                 2,520         10.87                   27,381
    Remaining contract charges                  --            --                       --
MFS TOTAL RETURN FUND
 2008  Lowest contract charges               1,155          8.80                   10,161
    Highest contract charges                 3,031          8.66                   26,257
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 149         11.32                    1,682
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS UTILITIES FUND
 2008  Lowest contract charges               6,251         13.06                   81,622
    Highest contract charges                10,930         16.92                  184,959
    Remaining contract charges             193,751            --                2,153,604
 2007  Lowest contract charges               5,572         20.91                  116,484
    Highest contract charges                 9,248         27.43                  253,702
    Remaining contract charges             145,886            --                2,679,166
 2006  Lowest contract charges               3,312         16.39                   54,279
    Highest contract charges                 6,119         21.77                  133,231
    Remaining contract charges              91,248            --                1,441,658
 2005  Lowest contract charges                 859         12.46                   10,706
    Highest contract charges                 4,750         16.76                   79,600
    Remaining contract charges              68,660            --                  938,521
 2004  Lowest contract charges               9,060         14.78                  133,898
    Highest contract charges                   113         14.53                    1,639
    Remaining contract charges                 815            --                    8,454

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
MFS RESEARCH INTERNATIONAL FUND
 2008  Lowest contract charges                0.91%            10.58%            (41.54)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS STRATEGIC VALUE FUND
 2008  Lowest contract charges                0.89%             1.55%            (43.80)%
    Highest contract charges                  1.25%             1.14%            (44.03)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.47%             3.96%             (3.19)%
    Highest contract charges                  1.20%             3.19%             (3.57)%
    Remaining contract charges                  --                --                 --
MFS TOTAL RETURN FUND
 2008  Lowest contract charges                0.64%             3.55%            (22.99)%
    Highest contract charges                  1.24%             3.50%            (23.45)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.20%             2.97%              3.56%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS UTILITIES FUND
 2008  Lowest contract charges                  --              2.61%            (37.54)%
    Highest contract charges                  1.25%             2.62%            (38.32)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.98%             27.58%
    Highest contract charges                  1.24%             2.09%             26.00%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.82%             31.55%
    Highest contract charges                  1.25%             2.20%             29.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.57%             16.83%
    Highest contract charges                  1.23%             1.59%             15.38%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.65%             1.40%             29.06%
    Highest contract charges                  1.25%             1.38%             28.29%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
MFS VALUE FUND
 2008  Lowest contract charges               2,622        $11.59                  $30,384
    Highest contract charges                    13          6.62                       84
    Remaining contract charges             115,546            --                1,284,771
 2007  Lowest contract charges               3,244         17.25                   55,977
    Highest contract charges                 7,245         16.03                  116,150
    Remaining contract charges             100,251            --                1,675,089
 2006  Lowest contract charges               2,140         16.03                   34,312
    Highest contract charges                 6,655         15.09                  100,403
    Remaining contract charges              99,660            --                1,556,454
 2005  Lowest contract charges                 850         13.29                   11,289
    Highest contract charges                 4,225         12.66                   53,477
    Remaining contract charges             111,167            --                1,442,721
 2004  Lowest contract charges               2,607         12.51                   32,615
    Highest contract charges                 2,173         12.07                   26,225
    Remaining contract charges              81,177            --                  997,875
MFS RESEARCH BOND FUND
 2008  Lowest contract charges               2,025          9.93                   20,101
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges               1,239         10.72                   13,277
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS NEW ENDEAVOR FUND
 2008  Lowest contract charges                 769          6.72                    5,167
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS CORE EQUITY FUND
 2008  Lowest contract charges              77,010          6.20                  477,617
    Highest contract charges                   470          6.13                    2,881
    Remaining contract charges              10,286            --                   63,479
 2007  Lowest contract charges              85,859         10.04                  861,933
    Highest contract charges                   490         10.00                    4,901
    Remaining contract charges              10,032            --                  100,532
MFS GOVERNMENT SECURITIES FUND
 2008  Lowest contract charges                  45         10.53                      477
    Highest contract charges                   607         10.51                    6,379
    Remaining contract charges                  --            --                       --
MFS CORE EQUITY SERIES
 2008  Lowest contract charges               1,044          7.15                    7,460
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS HIGH INCOME SERIES
 2008  Lowest contract charges               1,657          7.46                   12,367
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
MFS VALUE FUND
 2008  Lowest contract charges                  --              1.36%            (32.85)%
    Highest contract charges                  0.47%             3.27%            (33.65)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.28%              7.61%
    Highest contract charges                  1.25%             1.21%              6.28%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              1.63%             20.67%
    Highest contract charges                  1.25%             1.40%             19.17%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              1.34%              6.22%
    Highest contract charges                  1.24%             1.32%              4.90%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              1.28%             15.08%
    Highest contract charges                  1.23%             1.42%             13.65%
    Remaining contract charges                  --                --                 --
MFS RESEARCH BOND FUND
 2008  Lowest contract charges                1.25%             5.65%             (7.36)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.88%             3.08%              2.42%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS NEW ENDEAVOR FUND
 2008  Lowest contract charges                1.25%               --             (40.63)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS CORE EQUITY FUND
 2008  Lowest contract charges                0.50%             0.53%            (38.22)%
    Highest contract charges                  1.25%             0.50%            (38.68)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%               --               0.39%
    Highest contract charges                  0.70%               --              (0.04)%
    Remaining contract charges                  --                --                 --
MFS GOVERNMENT SECURITIES FUND
 2008  Lowest contract charges                0.26%             1.10%              5.29%
    Highest contract charges                  0.81%             2.70%              5.14%
    Remaining contract charges                  --                --                 --
MFS CORE EQUITY SERIES
 2008  Lowest contract charges                0.70%               --             (39.58)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS HIGH INCOME SERIES
 2008  Lowest contract charges                0.70%               --             (28.99)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
MFS INVESTORS GROWTH STOCK SERIES
 2008  Lowest contract charges                 419         $7.27                   $3,040
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MFS UTILITIES SERIES
 2008  Lowest contract charges               1,834          8.95                   16,403
    Highest contract charges                10,854          8.90                   96,555
    Remaining contract charges                  --            --                       --
BLACKROCK GLOBAL ALLOCATION FUND
 2008  Lowest contract charges             139,233          7.88                1,096,998
    Highest contract charges                17,898         10.27                  183,854
    Remaining contract charges              79,298            --                  732,819
 2007  Lowest contract charges              46,656         11.70                  546,045
    Highest contract charges                78,724         13.09                1,030,819
    Remaining contract charges                  --            --                       --
BLACKROCK GLOBAL FINANCIAL SERVICES
 FUND
 2008  Lowest contract charges               2,633          4.33                   11,408
    Highest contract charges                   181          5.10                      922
    Remaining contract charges               8,546            --                   44,087
 2007  Lowest contract charges               1,378          9.10                   12,539
    Highest contract charges                     5         10.82                       57
    Remaining contract charges              11,105            --                  120,870
BLACKROCK LARGE CAP CORE FUND
 2008  Lowest contract charges              23,784          6.19                  147,321
    Highest contract charges                 2,085          7.41                   15,460
    Remaining contract charges               5,453            --                   32,454
 2007  Lowest contract charges              10,397          9.57                   99,474
    Highest contract charges                14,104         12.01                  169,337
    Remaining contract charges                  --            --                       --
BLACKROCK VALUE OPPORTUNITIES FUND
 2008  Lowest contract charges               2,018          6.27                   12,658
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 427         10.81                    4,610
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
BLACKROCK SMALL CAP GROWTH FUND
 2008  Lowest contract charges               4,358          6.30                   27,452
    Highest contract charges                 1,549          7.33                   11,358
    Remaining contract charges               5,907            --                   43,812
 2007  Lowest contract charges               2,862         10.74                   30,748
    Highest contract charges                   957         12.60                   12,053
    Remaining contract charges               2,611            --                   33,202

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
MFS INVESTORS GROWTH STOCK SERIES
 2008  Lowest contract charges                0.70%               --             (37.31)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MFS UTILITIES SERIES
 2008  Lowest contract charges                0.45%               --             (36.22)%
    Highest contract charges                  0.70%               --             (38.11)%
    Remaining contract charges                  --                --                 --
BLACKROCK GLOBAL ALLOCATION FUND
 2008  Lowest contract charges                0.35%             4.48%            (20.84)%
    Highest contract charges                  1.27%             6.69%            (21.55)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.49%             6.54%             15.85%
    Highest contract charges                  1.24%             5.68%             15.26%
    Remaining contract charges                  --                --                 --
BLACKROCK GLOBAL FINANCIAL SERVICES
 FUND
 2008  Lowest contract charges                0.35%             2.49%            (52.39)%
    Highest contract charges                  1.22%             7.45%            (52.82)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             1.03%             (9.01)%
    Highest contract charges                  0.70%             7.01%             (7.75)%
    Remaining contract charges                  --                --                 --
BLACKROCK LARGE CAP CORE FUND
 2008  Lowest contract charges                0.35%               --             (37.69)%
    Highest contract charges                  1.28%               --             (38.25)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --              (3.14)%
    Highest contract charges                  1.24%               --               3.56%
    Remaining contract charges                  --                --                 --
BLACKROCK VALUE OPPORTUNITIES FUND
 2008  Lowest contract charges                1.25%               --             (41.97)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.09%               --              (2.58)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
BLACKROCK SMALL CAP GROWTH FUND
 2008  Lowest contract charges                0.50%               --             (41.37)%
    Highest contract charges                  1.25%               --             (41.81)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.44%               --               5.80%
    Highest contract charges                  1.23%               --              12.63%
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
BLACKROCK MID CAP VALUE OPPORTUNITIES
 FUND
 2008  Lowest contract charges                 467         $6.63                   $3,097
    Highest contract charges                 6,004          7.33                   44,007
    Remaining contract charges                 537            --                    3,985
 2007  Lowest contract charges                 338         11.70                    3,951
    Highest contract charges                 1,641         11.59                   19,010
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                 117         11.30                    1,319
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
MUNDER MIDCAP CORE GROWTH FUND
 2008  Lowest contract charges                  99         16.84                    1,668
    Highest contract charges                 3,146          7.50                   23,585
    Remaining contract charges              36,996            --                  283,759
 2007  Lowest contract charges                  29         29.89                      863
    Highest contract charges                 1,216         13.45                   16,353
    Remaining contract charges              21,261            --                  289,109
 2006  Lowest contract charges               4,640         11.43                   53,029
    Highest contract charges                   151         11.29                    1,707
    Remaining contract charges               7,202            --                   80,972
 2005  Lowest contract charges               3,925         10.16                   39,890
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
NEUBERGER BERMAN SOCIALLY RESPONSIVE
 FUND
 2008  Lowest contract charges                  90         10.98                      992
    Highest contract charges                 1,183          7.61                    9,005
    Remaining contract charges               5,843            --                   46,514
 2007  Lowest contract charges                  79         18.40                    1,454
    Highest contract charges                   893         12.61                   11,263
    Remaining contract charges               3,024            --                   39,572
 2006  Lowest contract charges               1,193         12.25                   14,616
    Highest contract charges                   501         11.90                    5,967
    Remaining contract charges                 161            --                    1,958

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
BLACKROCK MID CAP VALUE OPPORTUNITIES
 FUND
 2008  Lowest contract charges                0.23%               --             (33.70)%
    Highest contract charges                  1.25%               --             (36.75)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.64%               --               3.22%
    Highest contract charges                  1.24%               --               2.60%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.71%               --              10.63%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
MUNDER MIDCAP CORE GROWTH FUND
 2008  Lowest contract charges                  --                --             (43.66)%
    Highest contract charges                  1.25%               --             (44.27)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              18.89%
    Highest contract charges                  1.24%               --              19.15%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%               --              11.19%
    Highest contract charges                  1.25%             0.02%             10.20%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             1.88%              2.94%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
NEUBERGER BERMAN SOCIALLY RESPONSIVE
 FUND
 2008  Lowest contract charges                  --              0.52%            (40.33)%
    Highest contract charges                  1.25%             0.55%            (39.66)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.85%              3.37%
    Highest contract charges                  1.24%             0.65%              5.98%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             0.30%             13.82%
    Highest contract charges                  1.24%             0.10%             12.80%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
OAKMARK INTERNATIONAL SMALL CAP FUND
 2008  Lowest contract charges              68,297        $14.74               $1,006,972
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges              76,081         27.25                2,073,425
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges              74,930         29.83                2,235,486
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges              64,710         22.19                1,436,106
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2004  Lowest contract charges              42,376         18.37                  778,258
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2008  Lowest contract charges               1,823          7.51                   13,698
    Highest contract charges                10,338          6.90                   71,288
    Remaining contract charges             135,522            --                  972,546
 2007  Lowest contract charges               1,158         13.89                   16,078
    Highest contract charges                 9,661         12.91                  124,686
    Remaining contract charges             134,977            --                1,798,317
 2006  Lowest contract charges               1,757         12.21                   21,449
    Highest contract charges                 8,741         11.49                  100,411
    Remaining contract charges             137,914            --                1,623,463
 2005  Lowest contract charges               1,530         11.36                   17,381
    Highest contract charges                10,282         10.82                  111,251
    Remaining contract charges             128,754            --                1,415,138
 2004  Lowest contract charges              14,302         10.85                  155,141
    Highest contract charges                10,584         10.46                  110,749
    Remaining contract charges              84,838            --                  900,910
OPPENHEIMER GLOBAL FUND
 2008  Lowest contract charges               3,294         51.38                  169,252
    Highest contract charges                24,595         10.39                  255,464
    Remaining contract charges             168,487            --                1,828,368
 2007  Lowest contract charges               5,339         87.12                  465,094
    Highest contract charges                21,962         17.83                  391,687
    Remaining contract charges             156,041            --                2,880,187
 2006  Lowest contract charges               5,128         82.21                  421,554
    Highest contract charges                18,295         17.04                  311,784
    Remaining contract charges             157,756            --                2,765,668
 2005  Lowest contract charges               4,523         70.04                  316,809
    Highest contract charges                13,944         14.70                  204,996
    Remaining contract charges             135,036            --                2,028,736
 2004  Lowest contract charges               6,143         61.53                  377,955
    Highest contract charges                 4,419         13.08                   57,796
    Remaining contract charges              61,498            --                  818,175

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
OAKMARK INTERNATIONAL SMALL CAP FUND
 2008  Lowest contract charges                0.35%             7.59%            (45.90)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             0.76%             (8.65)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             2.52%             34.43%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             4.03%             20.84%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%             1.81%             28.50%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
OPPENHEIMER CAPITAL APPRECIATION FUND
 2008  Lowest contract charges                  --                --             (45.90)%
    Highest contract charges                  1.25%               --             (46.57)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              13.77%
    Highest contract charges                  1.25%               --              12.35%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --                --               7.50%
    Highest contract charges                  1.25%               --               6.17%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.57%              4.70%
    Highest contract charges                  1.25%             0.67%              3.40%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --                --               6.46%
    Highest contract charges                  1.24%               --               5.13%
    Remaining contract charges                  --                --                 --
OPPENHEIMER GLOBAL FUND
 2008  Lowest contract charges                  --              1.04%            (41.03)%
    Highest contract charges                  1.25%             1.55%            (41.76)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.11%              5.97%
    Highest contract charges                  1.25%             1.14%              4.65%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.81%             17.38%
    Highest contract charges                  1.25%             0.87%             15.92%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              0.71%             13.83%
    Highest contract charges                  1.24%             1.01%             12.42%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              0.54%             18.67%
    Highest contract charges                  1.24%             0.90%             17.20%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
OPPENHEIMER INTERNATIONAL GROWTH FUND
 2008  Lowest contract charges                 732         $8.56                   $6,262
    Highest contract charges                 2,443          8.43                   20,582
    Remaining contract charges               8,021            --                   68,283
 2007  Lowest contract charges                 412         14.73                    6,065
    Highest contract charges                   176         14.59                    2,567
    Remaining contract charges                  --            --                       --
OPPENHEIMER MAIN STREET FUND
 2008  Lowest contract charges                  45          5.79                      257
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
OPPENHEIMER STRATEGIC INCOME FUND
 2008  Lowest contract charges                  17          8.70                      148
    Highest contract charges                 1,461          9.50                   13,886
    Remaining contract charges                 115            --                      984
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2008  Lowest contract charges              16,584          5.53                   91,635
    Highest contract charges                18,782          6.42                  120,509
    Remaining contract charges              40,838            --                  260,153
 2007  Lowest contract charges               6,651          8.98                   59,752
    Highest contract charges                10,348         10.53                  108,939
    Remaining contract charges              14,805            --                  155,190
OPPENHEIMER DEVELOPING MARKETS FUND
 2008  Lowest contract charges              19,079         26.83                  511,894
    Highest contract charges                   772         25.49                   19,669
    Remaining contract charges              13,581            --                  354,211
 2007  Lowest contract charges              15,227         51.81                  788,849
    Highest contract charges                   505         49.67                   25,080
    Remaining contract charges              13,231            --                  669,645
 2006  Lowest contract charges              13,772         38.84                  534,909
    Highest contract charges                   288         37.57                   10,814
    Remaining contract charges              10,406            --                  396,801
 2005  Lowest contract charges               2,424         30.72                   74,449
    Highest contract charges                    42         30.39                    1,273
    Remaining contract charges                  --            --                       --
OPPENHEIMER EQUITY FUND
 2008  Lowest contract charges               5,961          7.01                   41,781
    Highest contract charges                   352          6.94                    2,445
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 112         12.59                    1,410
    Highest contract charges                    20         12.51                      249
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
OPPENHEIMER INTERNATIONAL GROWTH FUND
 2008  Lowest contract charges                0.65%             1.00%            (41.89)%
    Highest contract charges                  1.24%             2.03%            (42.24)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.63%             1.92%             11.65%
    Highest contract charges                  1.22%             2.91%             10.99%
    Remaining contract charges                  --                --                 --
OPPENHEIMER MAIN STREET FUND
 2008  Lowest contract charges                1.22%             6.59%            (39.50)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
OPPENHEIMER STRATEGIC INCOME FUND
 2008  Lowest contract charges                0.13%             6.51%            (16.97)%
    Highest contract charges                  1.20%             6.14%            (17.59)%
    Remaining contract charges                  --                --                 --
OPPENHEIMER MAIN STREET SMALL CAP FUND
 2008  Lowest contract charges                0.35%               --             (38.50)%
    Highest contract charges                  1.25%               --             (39.05)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             0.31%            (10.15)%
    Highest contract charges                  1.23%             0.57%             (2.77)%
    Remaining contract charges                  --                --                 --
OPPENHEIMER DEVELOPING MARKETS FUND
 2008  Lowest contract charges                0.35%             1.55%            (48.21)%
    Highest contract charges                  1.25%             1.67%            (48.68)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             1.00%             33.39%
    Highest contract charges                  1.24%             1.12%             32.20%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             4.29%             24.75%
    Highest contract charges                  1.25%             2.36%             23.63%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             3.87%             26.98%
    Highest contract charges                  1.13%             8.64%             26.75%
    Remaining contract charges                  --                --                 --
OPPENHEIMER EQUITY FUND
 2008  Lowest contract charges                0.84%             0.39%            (44.31)%
    Highest contract charges                  1.24%             0.52%            (44.53)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%             4.52%              9.79%
    Highest contract charges                  0.91%               --               9.36%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
OPPENHEIMER INTERNATIONAL BOND FUND
 2008  Lowest contract charges               8,500        $10.69                  $90,890
    Highest contract charges                28,409         11.92                  338,707
    Remaining contract charges              52,772            --                  600,633
 2007  Lowest contract charges               4,953         10.80                   53,505
    Highest contract charges                 6,896         12.15                   83,800
    Remaining contract charges              12,981            --                  158,838
 2006  Lowest contract charges                 116         10.83                    1,259
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
OPPENHEIMER SMALL- & MID- CAP VALUE
 FUND
 2008  Lowest contract charges              20,972          4.81                  100,799
    Highest contract charges                 6,726          6.29                   42,320
    Remaining contract charges              31,705            --                  185,131
 2007  Lowest contract charges              15,666          9.63                  150,913
    Highest contract charges                 4,036         12.72                   51,355
    Remaining contract charges              31,012            --                  353,166
OPPENHEIMER MAIN STREET OPPORTUNITY
 FUND
 2008  Lowest contract charges               6,437          6.08                   39,167
    Highest contract charges                10,162          7.20                   73,121
    Remaining contract charges              17,510            --                  101,927
 2007  Lowest contract charges               6,239          9.52                   59,424
    Highest contract charges                 6,171         11.86                   73,207
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                 109         11.60                    1,266
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
OPPENHEIMER GOLD & SPECIAL METALS FUND
 2008  Lowest contract charges                 441          5.98                    2,637
    Highest contract charges                 8,661         10.75                   93,081
    Remaining contract charges               9,442            --                   87,980
 2007  Lowest contract charges               5,433         17.98                   97,702
    Highest contract charges                 1,760         17.87                   31,447
    Remaining contract charges                  --            --                       --
OPPENHEIMER REAL ESTATE FUND
 2008  Lowest contract charges                  22          5.25                      116
    Highest contract charges                     5          4.97                       26
    Remaining contract charges                  31            --                      156
PUTNAM GLOBAL EQUITY FUND
 2008  Lowest contract charges               3,120          6.50                   20,286
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
OPPENHEIMER INTERNATIONAL BOND FUND
 2008  Lowest contract charges                0.35%             6.02%             (1.00)%
    Highest contract charges                  1.24%             6.82%             (1.89)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             7.39%              8.02%
    Highest contract charges                  1.23%            10.25%             12.23%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.70%             2.16%              9.14%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
OPPENHEIMER SMALL- & MID- CAP VALUE
 FUND
 2008  Lowest contract charges                0.35%               --             (50.11)%
    Highest contract charges                  1.25%               --             (50.55)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              (3.67)%
    Highest contract charges                  1.23%               --               7.78%
    Remaining contract charges                  --                --                 --
OPPENHEIMER MAIN STREET OPPORTUNITY
 FUND
 2008  Lowest contract charges                0.35%             0.73%            (38.79)%
    Highest contract charges                  1.25%             0.87%            (39.34)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             3.91%             (3.68)%
    Highest contract charges                  1.23%             2.09%              2.28%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.68%             2.05%             12.70%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
OPPENHEIMER GOLD & SPECIAL METALS FUND
 2008  Lowest contract charges                0.21%             8.98%            (40.17)%
    Highest contract charges                  1.24%             3.11%            (39.86)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.84%             4.00%             29.18%
    Highest contract charges                  1.23%             3.54%             28.66%
    Remaining contract charges                  --                --                 --
OPPENHEIMER REAL ESTATE FUND
 2008  Lowest contract charges                0.30%               --             (39.73)%
    Highest contract charges                    --                --             (40.03)%
    Remaining contract charges                  --                --                 --
PUTNAM GLOBAL EQUITY FUND
 2008  Lowest contract charges                0.70%               --             (45.73)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
PUTNAM HIGH YIELD FUND
 2008  Lowest contract charges              56,327         $7.79                 $438,852
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM INTERNATIONAL NEW OPPORTUNITIES
 FUND
 2008  Lowest contract charges              14,365          7.07                  101,535
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM SMALL CAP VALUE FUND
 2008  Lowest contract charges              24,334          5.66                  137,785
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM VT VISTA FUND
 2008  Lowest contract charges              42,306          5.89                  249,315
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PIONEER EMERGING MARKETS FUND
 2008  Lowest contract charges                 208          4.96                    1,032
    Highest contract charges                 1,488          5.09                    7,578
    Remaining contract charges                 784            --                    3,870
ALLIANZ NFJ SMALL CAP VALUE FUND
 2008  Lowest contract charges                 244          7.24                    1,770
    Highest contract charges                   131          7.21                      946
    Remaining contract charges                 455            --                    3,279
ALLIANZ NFJ DIVIDEND VALUE FUND
 2008  Lowest contract charges                  96          6.60                      636
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ALLIANZ CCM MID CAP FUND
 2008  Lowest contract charges               1,193          7.10                    8,475
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PIMCO TOTAL RETURN
 2008  Lowest contract charges              11,298         10.60                  119,743
    Highest contract charges                24,364         11.41                  277,881
    Remaining contract charges              61,885            --                  705,183
 2007  Lowest contract charges               5,490         10.75                   59,017
    Highest contract charges                 7,094         11.07                   78,536
    Remaining contract charges               7,115            --                   79,363

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
PUTNAM HIGH YIELD FUND
 2008  Lowest contract charges                0.70%               --             (26.58)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM INTERNATIONAL NEW OPPORTUNITIES
 FUND
 2008  Lowest contract charges                0.70%               --             (42.88)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM SMALL CAP VALUE FUND
 2008  Lowest contract charges                0.70%               --             (39.79)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM VT VISTA FUND
 2008  Lowest contract charges                0.70%               --             (45.93)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PIONEER EMERGING MARKETS FUND
 2008  Lowest contract charges                0.77%            20.54%            (59.34)%
    Highest contract charges                  1.20%             7.43%            (59.54)%
    Remaining contract charges                  --                --                 --
ALLIANZ NFJ SMALL CAP VALUE FUND
 2008  Lowest contract charges                0.32%             9.18%            (27.59)%
    Highest contract charges                  0.78%             7.42%            (27.95)%
    Remaining contract charges                  --                --                 --
ALLIANZ NFJ DIVIDEND VALUE FUND
 2008  Lowest contract charges                0.83%             4.28%            (34.04)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ALLIANZ CCM MID CAP FUND
 2008  Lowest contract charges                1.25%               --             (45.34)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PIMCO TOTAL RETURN
 2008  Lowest contract charges                0.35%             4.65%              3.96%
    Highest contract charges                  1.24%             4.67%              3.02%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             2.69%              7.50%
    Highest contract charges                  1.23%             4.70%              7.24%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
PIMCO EMERGING MARKETS BOND FUND
 2008  Lowest contract charges              16,931         $8.64                 $146,302
    Highest contract charges                 9,926          9.63                   95,553
    Remaining contract charges               3,192            --                   28,402
 2007  Lowest contract charges              12,976         10.14                  131,589
    Highest contract charges                 3,860         11.38                   43,941
    Remaining contract charges                  --            --                       --
PIMCO REAL RETURN FUND
 2008  Lowest contract charges                 115         10.27                    1,182
    Highest contract charges                23,611         10.80                  254,930
    Remaining contract charges             155,866            --                1,723,821
 2007  Lowest contract charges               4,574         10.96                   50,134
    Highest contract charges                14,467         11.74                  169,836
    Remaining contract charges             101,593            --                1,224,515
 2006  Lowest contract charges               1,490         10.65                   15,867
    Highest contract charges                 9,362         10.70                  100,127
    Remaining contract charges              63,967            --                  697,476
 2005  Lowest contract charges                 533         10.92                    5,817
    Highest contract charges                   247         10.85                    2,684
    Remaining contract charges                  --            --                       --
PIONEER HIGH YIELD FUND
 2008  Lowest contract charges                  74          6.25                      465
    Highest contract charges                 8,733          7.20                   62,881
    Remaining contract charges              32,113            --                  217,349
 2007  Lowest contract charges               6,593         10.70                   70,558
    Highest contract charges                 2,821         11.58                   32,669
    Remaining contract charges                  68            --                      787
PIONEER SMALL CAP VALUE FUND
 2008  Lowest contract charges               1,259          5.42                    6,818
    Highest contract charges                   798          6.08                    4,847
    Remaining contract charges              12,538            --                   72,782
 2007  Lowest contract charges                 954          8.78                    8,374
    Highest contract charges                 7,392          9.32                   68,868
    Remaining contract charges                  --            --                       --
PIONEER STRATEGIC INCOME FUND
 2008  Lowest contract charges               7,971          9.11                   72,625
    Highest contract charges                15,530          9.52                  147,824
    Remaining contract charges              25,356            --                  233,327
 2007  Lowest contract charges               5,032         10.32                   51,920
    Highest contract charges                 4,878         10.88                   53,070
    Remaining contract charges              20,526            --                  214,341

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
PIMCO EMERGING MARKETS BOND FUND
 2008  Lowest contract charges                0.50%             6.39%            (14.79)%
    Highest contract charges                  1.25%             6.47%            (15.43)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             3.24%              3.57%
    Highest contract charges                  1.24%             5.47%              3.90%
    Remaining contract charges                  --                --                 --
PIMCO REAL RETURN FUND
 2008  Lowest contract charges                  --              0.59%             (6.87)%
    Highest contract charges                  1.25%             3.45%             (8.03)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              4.56%              2.91%
    Highest contract charges                  1.24%             4.40%              9.76%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.32%             (3.88)%
    Highest contract charges                  1.23%             2.21%             (1.39)%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.83%             6.81%              1.66%
    Highest contract charges                  1.15%             6.13%              1.47%
    Remaining contract charges                  --                --                 --
PIONEER HIGH YIELD FUND
 2008  Lowest contract charges                  --             48.46%            (37.05)%
    Highest contract charges                  1.25%             6.72%            (37.83)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.49%             4.51%              5.25%
    Highest contract charges                  1.19%             4.83%              5.61%
    Remaining contract charges                  --                --                 --
PIONEER SMALL CAP VALUE FUND
 2008  Lowest contract charges                0.35%               --             (38.30)%
    Highest contract charges                  1.20%               --             (38.86)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --             (12.22)%
    Highest contract charges                  0.49%               --              (7.75)%
    Remaining contract charges                  --                --                 --
PIONEER STRATEGIC INCOME FUND
 2008  Lowest contract charges                0.35%             7.74%            (11.71)%
    Highest contract charges                  1.24%             7.91%            (12.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             4.12%              3.19%
    Highest contract charges                  1.16%             7.59%              4.77%
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
PIONEER MID CAP VALUE FUND
 2008  Lowest contract charges                  25         $6.12                     $156
    Highest contract charges                10,908          7.56                   82,471
    Remaining contract charges               9,762            --                   67,838
 2007  Lowest contract charges                 696         11.55                    8,041
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  58         11.10                      646
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM EQUITY INCOME FUND
 2008  Lowest contract charges                 240          8.06                    1,936
    Highest contract charges                    55          7.98                      441
    Remaining contract charges                  --            --                       --
PUTNAM HIGH YIELD ADVANTAGE FUND
 2008  Lowest contract charges                 366          8.22                    3,007
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges             129,131         10.81                1,396,181
    Highest contract charges                   574          7.06                    4,058
    Remaining contract charges               1,921            --                   13,710
 2007  Lowest contract charges             133,952         19.67                2,634,889
    Highest contract charges                   260         12.97                    3,365
    Remaining contract charges               1,474            --                   19,242
 2006  Lowest contract charges             110,400         18.21                2,010,273
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges              87,716         14.25                1,249,886
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2004  Lowest contract charges              58,900         12.70                  748,137
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM INVESTORS FUND
 2008  Lowest contract charges                  19          5.41                      100
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                   4          9.09                       33
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
PIONEER MID CAP VALUE FUND
 2008  Lowest contract charges                  --             22.16%            (33.70)%
    Highest contract charges                  1.25%             1.79%            (34.52)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.24%             1.01%              4.01%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.77%             3.09%             12.75%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM EQUITY INCOME FUND
 2008  Lowest contract charges                0.73%               --             (31.86)%
    Highest contract charges                  1.24%             2.95%            (32.14)%
    Remaining contract charges                  --                --                 --
PUTNAM HIGH YIELD ADVANTAGE FUND
 2008  Lowest contract charges                1.14%            11.17%            (25.17)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                0.35%               --             (45.03)%
    Highest contract charges                  1.25%               --             (45.53)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.35%             2.91%              8.03%
    Highest contract charges                  1.20%            35.01%              7.06%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             2.66%             27.79%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.35%             2.63%             12.18%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                0.35%             1.74%             15.83%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM INVESTORS FUND
 2008  Lowest contract charges                  --              0.47%            (40.50)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              (9.12)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
PUTNAM VISTA FUND
 2008  Lowest contract charges                 164         $5.88                     $963
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                  23         10.94                      253
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM INTERNATIONAL CAPITAL
 OPPORTUNITIES FUND
 2008  Lowest contract charges                  40          4.85                      196
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
PUTNAM SMALL CAP GROWTH FUND
 2008  Lowest contract charges               1,510          5.26                    7,943
    Highest contract charges                   970          6.41                    6,223
    Remaining contract charges                 995            --                    6,436
 2007  Lowest contract charges                   2         11.49                       19
    Highest contract charges                   197         11.42                    2,255
    Remaining contract charges                  --            --                       --
 2006  Lowest contract charges                  55         11.25                      620
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
ROYCE VALUE PLUS FUND
 2008  Lowest contract charges                 674          7.95                    5,355
    Highest contract charges                 8,452          8.00                   67,591
    Remaining contract charges              37,980            --                  297,446
 2007  Lowest contract charges                 430         13.81                    5,938
    Highest contract charges                 5,641         13.74                   77,508
    Remaining contract charges              38,255            --                  510,081
 2006  Lowest contract charges                   2         14.09                       32
    Highest contract charges                   290         13.48                    3,908
    Remaining contract charges              23,625            --                  308,238
 2005  Lowest contract charges               4,250         11.45                   48,682
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
RIVERSOURCE DIVERSIFIED EQUITY INCOME
 FUND
 2008  Lowest contract charges                  72          5.65                      405
    Highest contract charges                    84          5.83                      495
    Remaining contract charges                  --            --                       --
RIVERSOURCE MID CAP VALUE FUND
 2008  Lowest contract charges               1,711          5.43                    9,301
    Highest contract charges                    76          5.37                      407
    Remaining contract charges                  59            --                      312

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
PUTNAM VISTA FUND
 2008  Lowest contract charges                1.25%               --             (46.27)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.05%               --               2.35%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM INTERNATIONAL CAPITAL
 OPPORTUNITIES FUND
 2008  Lowest contract charges                0.99%            30.71%            (49.01)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
PUTNAM SMALL CAP GROWTH FUND
 2008  Lowest contract charges                0.49%               --             (43.42)%
    Highest contract charges                  1.25%               --             (43.84)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --               1.90%
    Highest contract charges                  1.24%               --               1.49%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.63%               --               8.90%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
ROYCE VALUE PLUS FUND
 2008  Lowest contract charges                  --                --             (42.43)%
    Highest contract charges                  1.25%               --             (41.80)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.43%             (1.99)%
    Highest contract charges                  1.24%             1.45%              1.95%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              0.24%             17.12%
    Highest contract charges                  1.25%             0.11%             17.87%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%               --                 --
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
RIVERSOURCE DIVERSIFIED EQUITY INCOME
 FUND
 2008  Lowest contract charges                1.08%             5.61%            (41.13)%
    Highest contract charges                  1.16%             5.55%            (41.25)%
    Remaining contract charges                  --                --                 --
RIVERSOURCE MID CAP VALUE FUND
 2008  Lowest contract charges                0.49%             6.92%            (44.64)%
    Highest contract charges                  1.03%             6.51%            (45.06)%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
LEGG MASON PARTNERS SMALL CAP GROWTH
 FUND
 2008  Lowest contract charges               1,820         $7.14                  $13,001
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges                 382         12.23                    4,670
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DWS DREMAN HIGH RETURN EQUITY FUND
 2008  Lowest contract charges               5,914          5.37                   31,740
    Highest contract charges                 9,165          6.18                   56,654
    Remaining contract charges              11,393            --                   66,286
 2007  Lowest contract charges               3,104          9.24                   28,682
    Highest contract charges                 6,841         11.48                   78,566
    Remaining contract charges               5,279            --                   61,008
SSGA S&P 500 INDEX FUND
 2008  Lowest contract charges               2,697         14.87                   40,100
    Highest contract charges                 3,891          7.53                   29,286
    Remaining contract charges              75,726            --                  579,244
 2007  Lowest contract charges                 343         24.17                    8,294
    Highest contract charges                 3,150         12.11                   38,134
    Remaining contract charges              60,921            --                  745,153
 2006  Lowest contract charges               1,771         11.76                   20,823
    Highest contract charges                 2,426         11.63                   28,213
    Remaining contract charges              47,370            --                  554,062
 2005  Lowest contract charges               2,280         10.20                   23,266
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DWS GROWTH & INCOME VIP PORTFOLIO
 2008  Lowest contract charges               5,156          6.56                   33,804
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
DWS GLOBAL THEMATIC FUND
 2008  Lowest contract charges              15,217          5.58                   84,874
    Highest contract charges                 1,237          6.77                    8,367
    Remaining contract charges                  --            --                       --
 2007  Lowest contract charges              12,403         10.70                  132,737
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
LEGG MASON PARTNERS SMALL CAP GROWTH
 FUND
 2008  Lowest contract charges                1.25%               --             (41.60)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.10%               --               8.32%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DWS DREMAN HIGH RETURN EQUITY FUND
 2008  Lowest contract charges                0.35%             2.01%            (45.69)%
    Highest contract charges                  1.25%             2.00%            (46.18)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%             3.71%             (6.09)%
    Highest contract charges                  1.21%             3.17%             (2.37)%
    Remaining contract charges                  --                --                 --
SSGA S&P 500 INDEX FUND
 2008  Lowest contract charges                  --              1.89%            (38.48)%
    Highest contract charges                  1.25%             2.23%            (37.82)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.40%              3.78%
    Highest contract charges                  1.24%             1.58%              4.10%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.35%             3.11%             15.20%
    Highest contract charges                  1.23%             2.45%             14.16%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.82%             2.09%              2.60%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DWS GROWTH & INCOME VIP PORTFOLIO
 2008  Lowest contract charges                0.69%               --             (38.74)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
DWS GLOBAL THEMATIC FUND
 2008  Lowest contract charges                0.50%             0.10%            (47.89)%
    Highest contract charges                  1.23%             0.24%            (48.28)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.49%             0.95%              4.78%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
LEGG MASON PARTNERS AGGRESSIVE GROWTH
 FUND
 2008  Lowest contract charges               8,936         $5.53                  $49,405
    Highest contract charges                 1,766          6.36                   11,231
    Remaining contract charges                 337            --                    1,908
 2007  Lowest contract charges               7,641          9.63                   73,602
    Highest contract charges                   791         11.18                    8,845
    Remaining contract charges                  --            --                       --
LEGG MASON PARTNERS FUNDAMENTAL VALUE
 FUND
 2008  Lowest contract charges                  44          7.16                      313
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
LEGG MASON PARTNERS SMALL CAP GROWTH I
 FUND
 2008  Lowest contract charges                  18          6.03                      109
    Highest contract charges                    32          6.00                      192
    Remaining contract charges                  --            --                       --
BLACKROCK SMALL/MID-CAP GROWTH FUND
 2008  Lowest contract charges                 156          7.10                    1,109
    Highest contract charges                 9,269          6.99                   64,819
    Remaining contract charges               1,338            --                    7,588
 2007  Lowest contract charges                 147         12.92                    1,898
    Highest contract charges                    12         12.80                      152
    Remaining contract charges                  --            --                       --
THORNBURG INTERNATIONAL VALUE FUND
 2008  Lowest contract charges              26,918          5.65                  152,135
    Highest contract charges                16,804          8.84                  148,561
    Remaining contract charges              45,985            --                  338,676
 2007  Lowest contract charges               6,680         11.34                   75,783
    Highest contract charges                16,983         15.42                  261,890
    Remaining contract charges               6,409            --                   99,758
THORNBURG VALUE FUND
 2008  Lowest contract charges               8,850          5.76                   50,954
    Highest contract charges                13,063          7.36                   96,090
    Remaining contract charges              17,247            --                  118,564
 2007  Lowest contract charges               8,161          9.89                   80,702
    Highest contract charges                 1,787         12.75                   22,778
    Remaining contract charges               5,549            --                   61,050
 2006  Lowest contract charges                  22         12.17                      263
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
LEGG MASON PARTNERS AGGRESSIVE GROWTH
 FUND
 2008  Lowest contract charges                0.35%               --             (42.60)%
    Highest contract charges                  1.25%               --             (43.12)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              (3.68)%
    Highest contract charges                  0.46%               --              (0.04)%
    Remaining contract charges                  --                --                 --
LEGG MASON PARTNERS FUNDAMENTAL VALUE
 FUND
 2008  Lowest contract charges                1.26%             4.05%            (38.27)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
LEGG MASON PARTNERS SMALL CAP GROWTH I
 FUND
 2008  Lowest contract charges                  --                --             (41.19)%
    Highest contract charges                  0.99%               --             (41.37)%
    Remaining contract charges                  --                --                 --
BLACKROCK SMALL/MID-CAP GROWTH FUND
 2008  Lowest contract charges                0.65%             0.11%            (45.04)%
    Highest contract charges                  1.24%             0.20%            (45.37)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.61%               --              14.68%
    Highest contract charges                  0.77%               --              14.00%
    Remaining contract charges                  --                --                 --
THORNBURG INTERNATIONAL VALUE FUND
 2008  Lowest contract charges                0.35%             1.21%            (42.15)%
    Highest contract charges                  1.26%             1.34%            (42.67)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.29%               --               9.99%
    Highest contract charges                  1.22%             0.59%             25.92%
    Remaining contract charges                  --                --                 --
THORNBURG VALUE FUND
 2008  Lowest contract charges                0.35%             0.78%            (41.78)%
    Highest contract charges                  1.24%             1.10%            (42.30)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%             0.34%             (1.12)%
    Highest contract charges                  1.22%             0.42%              4.74%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.64%             0.95%             18.43%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --



                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
THORNBURG CORE GROWTH FUND
 2008  Lowest contract charges              18,093         $4.96                  $89,753
    Highest contract charges                20,086          6.42                  128,987
    Remaining contract charges              33,806            --                  188,138
 2007  Lowest contract charges                 482         10.16                    4,898
    Highest contract charges                14,423         13.27                  191,418
    Remaining contract charges              22,473            --                  258,384
T. ROWE PRICE GROWTH STOCK FUND
 2008  Lowest contract charges                  36          5.81                      213
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT 2010 FUND
 2008  Lowest contract charges               4,895          7.42                   36,338
    Highest contract charges                10,974          7.41                   81,350
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT 2020 FUND
 2008  Lowest contract charges                 433          6.85                    2,967
    Highest contract charges                 4,221          6.81                   28,755
    Remaining contract charges                 417            --                    2,845
T. ROWE PRICE RETIREMENT 2030 FUND
 2008  Lowest contract charges                 146          6.45                      940
    Highest contract charges                 6,576          6.42                   42,188
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT 2040 FUND
 2008  Lowest contract charges                  18          6.35                      116
    Highest contract charges                 2,343          6.32                   14,797
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT 2050 FUND
 2008  Lowest contract charges                   9          6.35                       56
    Highest contract charges                   311          6.32                    1,966
    Remaining contract charges                  --            --                       --
T. ROWE PRICE RETIREMENT INCOME FUND
 2008  Lowest contract charges              11,990          8.12                   97,398
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
UBS GLOBAL ALLOCATION FUND
 2008  Lowest contract charges                   5          6.29                       33
    Highest contract charges                   350          7.38                    2,576
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
THORNBURG CORE GROWTH FUND
 2008  Lowest contract charges                0.35%               --             (51.18)%
    Highest contract charges                  1.26%               --             (51.61)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --               1.61%
    Highest contract charges                  1.22%               --               9.91%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE GROWTH STOCK FUND
 2008  Lowest contract charges                1.12%             0.36%            (43.22)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2010 FUND
 2008  Lowest contract charges                0.30%               --             (25.77)%
    Highest contract charges                  0.81%            13.53%            (25.87)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2020 FUND
 2008  Lowest contract charges                0.32%            16.12%            (31.54)%
    Highest contract charges                  0.80%             9.48%            (31.88)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2030 FUND
 2008  Lowest contract charges                0.30%            11.80%            (35.53)%
    Highest contract charges                  0.80%             6.09%            (35.85)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2040 FUND
 2008  Lowest contract charges                  --             10.67%            (36.52)%
    Highest contract charges                  0.81%            10.84%            (36.84)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT 2050 FUND
 2008  Lowest contract charges                  --             11.50%            (36.52)%
    Highest contract charges                  0.80%             7.82%            (36.84)%
    Remaining contract charges                  --                --                 --
T. ROWE PRICE RETIREMENT INCOME FUND
 2008  Lowest contract charges                0.80%             3.40%            (18.77)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
UBS GLOBAL ALLOCATION FUND
 2008  Lowest contract charges                  --             34.57%            (36.45)%
    Highest contract charges                  1.24%             6.38%            (36.93)%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
VICTORY DIVERSIFIED STOCK FUND
 2008  Lowest contract charges                 504        $11.14                   $5,613
    Highest contract charges                 4,465          8.98                   40,095
    Remaining contract charges              11,967            --                  108,795
 2007  Lowest contract charges                   4         17.77                       69
    Highest contract charges                 1,234         14.36                   17,720
    Remaining contract charges               5,664            --                   82,513
 2006  Lowest contract charges               2,114         13.31                   28,145
    Highest contract charges                    12         13.17                      160
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 186         11.79                    2,193
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VICTORY SPECIAL VALUE FUND
 2008  Lowest contract charges                  42          7.99                      336
    Highest contract charges                14,451          7.72                  111,575
    Remaining contract charges              61,827            --                  453,538
 2007  Lowest contract charges                 155         18.29                    2,832
    Highest contract charges                 5,501         13.91                   76,527
    Remaining contract charges              29,228            --                  410,476
 2006  Lowest contract charges               5,045         12.46                   62,843
    Highest contract charges                    70         12.38                      866
    Remaining contract charges                  --            --                       --
 2005  Lowest contract charges                 675         10.73                    7,238
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VICTORY SMALL COMPANY OPPORTUNITY FUND
 2008  Lowest contract charges               1,230          7.15                    8,794
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN SMALL CAP GROWTH FUND
 2008  Lowest contract charges                  50          7.07                      352
    Highest contract charges                 6,488          8.08                   52,433
    Remaining contract charges              19,724            --                  146,646
 2007  Lowest contract charges               1,527         11.20                   17,115
    Highest contract charges                 3,587         12.74                   45,709
    Remaining contract charges                  10            --                      113

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
VICTORY DIVERSIFIED STOCK FUND
 2008  Lowest contract charges                  --              1.01%            (37.31)%
    Highest contract charges                  1.25%             1.13%            (37.47)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.19%             (1.55)%
    Highest contract charges                  1.23%             1.13%              9.00%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             0.58%             12.92%
    Highest contract charges                  1.04%             0.66%             12.47%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.81%             0.79%              3.97%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VICTORY SPECIAL VALUE FUND
 2008  Lowest contract charges                  --              4.45%            (43.80)%
    Highest contract charges                  1.25%             0.31%            (44.50)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              0.89%              7.08%
    Highest contract charges                  1.22%             0.72%             12.34%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.84%             0.62%             16.13%
    Highest contract charges                  1.17%             0.66%             15.67%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.84%               --               7.67%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VICTORY SMALL COMPANY OPPORTUNITY FUND
 2008  Lowest contract charges                0.32%             1.04%            (28.49)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN SMALL CAP GROWTH FUND
 2008  Lowest contract charges                  --                --             (35.78)%
    Highest contract charges                  1.25%               --             (36.58)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.24%               --              12.05%
    Highest contract charges                  1.21%               --              19.68%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
VAN KAMPEN COMSTOCK FUND
 2008  Lowest contract charges             174,015        $10.85               $1,888,065
    Highest contract charges                23,166          8.13                  188,292
    Remaining contract charges              68,609            --                  585,104
 2007  Lowest contract charges             155,849         17.48                2,724,238
    Highest contract charges                44,462         12.84                  570,794
    Remaining contract charges              20,070            --                  265,891
 2006  Lowest contract charges                  13         19.25                      222
    Highest contract charges                 2,029         13.25                   26,887
    Remaining contract charges              61,653            --                  849,521
 2005  Lowest contract charges               1,405         11.76                   16,529
    Highest contract charges                    39         11.56                      451
    Remaining contract charges                  --            --                       --
VAN KAMPEN EQUITY GROWTH FUND
 2008  Lowest contract charges               2,173          6.63                   14,409
    Highest contract charges                    83          6.56                      541
    Remaining contract charges                  --            --                       --
VAN KAMPEN EQUITY AND INCOME FUND
 2008  Lowest contract charges             307,982          6.45                1,986,486
    Highest contract charges                79,179         10.87                  860,529
    Remaining contract charges             964,238            --               11,038,535
 2007  Lowest contract charges             292,260          8.84                2,583,577
    Highest contract charges                65,003         14.63                  951,084
    Remaining contract charges             966,621            --               14,797,025
 2006  Lowest contract charges                  55          9.12                      503
    Highest contract charges                48,359         14.35                  693,820
    Remaining contract charges             886,669            --               13,210,897
 2005  Lowest contract charges              31,974         13.55                  433,278
    Highest contract charges                27,921         12.91                  360,456
    Remaining contract charges             652,680            --                8,668,376
 2004  Lowest contract charges              32,952         12.57                  414,162
    Highest contract charges                 9,123         12.12                  110,619
    Remaining contract charges             389,213            --                4,826,622
VAN KAMPEN GROWTH AND INCOME FUND
 2008  Lowest contract charges               4,135          6.32                   26,132
    Highest contract charges                 8,532          7.67                   65,410
    Remaining contract charges              13,195            --                  101,826
 2007  Lowest contract charges               1,205          9.37                   11,285
    Highest contract charges                 1,322         11.45                   15,140
    Remaining contract charges               7,433            --                   85,634

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
VAN KAMPEN COMSTOCK FUND
 2008  Lowest contract charges                  --              2.19%            (37.93)%
    Highest contract charges                  1.25%             2.27%            (36.69)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              1.70%             (9.20)%
    Highest contract charges                  1.24%             2.21%             (3.11)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              2.89%              8.09%
    Highest contract charges                  1.24%             2.44%             14.62%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                0.81%             3.88%              2.73%
    Highest contract charges                  1.38%             2.72%              2.54%
    Remaining contract charges                  --                --                 --
VAN KAMPEN EQUITY GROWTH FUND
 2008  Lowest contract charges                0.85%               --             (51.12)%
    Highest contract charges                  1.15%               --             (51.31)%
    Remaining contract charges                  --                --                 --
VAN KAMPEN EQUITY AND INCOME FUND
 2008  Lowest contract charges                  --              2.89%            (27.04)%
    Highest contract charges                  1.25%             2.95%            (25.72)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --              2.28%             (3.07)%
    Highest contract charges                  1.25%             2.39%              1.98%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                  --              3.86%              5.07%
    Highest contract charges                  1.25%             2.35%             11.13%
    Remaining contract charges                  --                --                 --
 2005  Lowest contract charges                  --              2.09%              7.82%
    Highest contract charges                  1.24%             2.09%              6.48%
    Remaining contract charges                  --                --                 --
 2004  Lowest contract charges                  --              2.29%             11.77%
    Highest contract charges                  1.24%             2.60%             10.38%
    Remaining contract charges                  --                --                 --
VAN KAMPEN GROWTH AND INCOME FUND
 2008  Lowest contract charges                0.50%             2.31%            (32.53)%
    Highest contract charges                  1.24%             2.19%            (33.03)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.28%             2.41%             (6.33)%
    Highest contract charges                  1.22%             1.93%              1.28%
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
VAN KAMPEN MID CAP GROWTH FUND
 2008  Lowest contract charges                 273         $5.61                   $1,532
    Highest contract charges                 4,610          6.70                   30,875
    Remaining contract charges               3,315            --                   22,428
 2007  Lowest contract charges                 509         13.23                    6,734
    Highest contract charges                   115         13.14                    1,519
    Remaining contract charges                  --            --                       --
VAN KAMPEN U.S. MORTGAGE FUND
 2008  Lowest contract charges                  58         10.44                      607
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN GLOBAL VALUE EQUITY
 2008  Lowest contract charges                   3          7.03                       23
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN REAL ESTATE SECURITIES FUND
 2008  Lowest contract charges               3,892          5.68                   22,103
    Highest contract charges                   585          6.16                    3,601
    Remaining contract charges               6,760            --                   41,188
 2007  Lowest contract charges                 555          8.18                    4,535
    Highest contract charges                 1,687         10.16                   17,138
    Remaining contract charges               5,176            --                   52,916
 2006  Lowest contract charges                  59         12.45                      734
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
VAN KAMPEN CAPITAL GROWTH FUND
 2008  Lowest contract charges                  28          5.24                      147
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
SELIGMAN COMMUNICATIONS AND
 INFORMATION FUND
 2008  Lowest contract charges                 773          6.33                    4,891
    Highest contract charges                   379          8.59                    3,251
    Remaining contract charges                   6            --                       42
 2007  Lowest contract charges                 412         13.70                    5,643
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --
SELIGMAN GLOBAL TECHNOLOGY FUND
 2008  Lowest contract charges                 279          6.32                    1,763
    Highest contract charges                    --            --                       --
    Remaining contract charges                  --            --                       --

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
VAN KAMPEN MID CAP GROWTH FUND
 2008  Lowest contract charges                0.47%               --             (48.66)%
    Highest contract charges                  1.22%               --             (49.04)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.83%               --              21.33%
    Highest contract charges                  1.21%               --              20.85%
    Remaining contract charges                  --                --                 --
VAN KAMPEN U.S. MORTGAGE FUND
 2008  Lowest contract charges                1.27%             5.94%             (3.17)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN GLOBAL VALUE EQUITY
 2008  Lowest contract charges                  --                --             (43.07)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN REAL ESTATE SECURITIES FUND
 2008  Lowest contract charges                0.35%             1.58%            (38.85)%
    Highest contract charges                  1.29%             1.44%            (39.40)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                0.25%             1.78%            (18.25)%
    Highest contract charges                  1.23%             1.38%            (18.37)%
    Remaining contract charges                  --                --                 --
 2006  Lowest contract charges                0.66%             1.01%             23.00%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
VAN KAMPEN CAPITAL GROWTH FUND
 2008  Lowest contract charges                0.89%             1.16%            (49.93)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
SELIGMAN COMMUNICATIONS AND
 INFORMATION FUND
 2008  Lowest contract charges                0.35%               --             (36.74)%
    Highest contract charges                  1.25%               --             (37.31)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                1.22%               --              13.50%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --
SELIGMAN GLOBAL TECHNOLOGY FUND
 2008  Lowest contract charges                1.20%               --             (41.19)%
    Highest contract charges                    --                --                 --
    Remaining contract charges                  --                --                 --


                                                          UNIT                CONTRACT
SUB-ACCOUNT                               UNITS       FAIR VALUE #         OWNERS' EQUITY
LEGG MASON PARTNERS SMALL CAP VALUE
 FUND
 2008  Lowest contract charges                 177         $6.80                   $1,202
    Highest contract charges                   776          6.70                    5,198
    Remaining contract charges                 540            --                    3,652
 2007  Lowest contract charges                   7         10.68                       74
    Highest contract charges                    35         10.59                      369
    Remaining contract charges                  57            --                      606

                                                            INVESTMENT
                                            EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                                 RATIO*           RATIO**           RETURN***
LEGG MASON PARTNERS SMALL CAP VALUE
 FUND
 2008  Lowest contract charges                0.66%               --             (36.35)%
    Highest contract charges                  1.24%               --             (36.73)%
    Remaining contract charges                  --                --                 --
 2007  Lowest contract charges                  --                --              (3.18)%
    Highest contract charges                  1.27%               --              (3.76)%
    Remaining contract charges                  --                --                 --

* This represents the annualized contract expenses of the Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

# Unit fair value amounts represent an average of individual unit fair values, which differ within each Sub-Account.

    Summary of Separate Account expense charges, including Mortality and Expense Risk Charges, and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense at a maximum annual rate of 1.25% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee, up to a maximum of $30, may be charged against the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are redemption of units.

                        Report of Independent RegisterF-2

                           ED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of financial instruments in 2008.

DELOITTE & TOUCHE LLP
Hartford, Connecticut

February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, described in Note 1 and Note 17)

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $4,155         $4,470         $3,881
 Earned premiums                          984            983            547
 Net investment income (loss)
 Securities available-for-sale and
  other                                2, 588          3,056          2,752
 Equity securities held for
  trading                                (246)             1             16
                                    ---------       --------       --------
TOTAL NET INVESTMENT INCOME (LOSS)      2,342          3,057          2,768
 Net realized capital losses           (5,763)          (934)          (298)
                                    ---------       --------       --------
                    TOTAL REVENUES      1,718          7,576          6,898
                                    ---------       --------       --------
BENEFITS, LOSSES AND EXPENSES
 Benefits, loss and loss
  adjustment expenses                   4,047          3,982          3,205
 Benefits, loss and loss
  adjustment expenses -- returns
  credited on International
  unit-linked bonds and pension
  products                               (246)             1             16
 Insurance expenses and other           1,940          1,832          1,359
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               1,620            605          1,238
 Goodwill impairment                      184             --             --
 Dividends to policyholders                13             11             22
                                    ---------       --------       --------
        TOTAL BENEFITS, LOSSES AND
                          EXPENSES      7,558          6,431          5,840
                                    ---------       --------       --------
   INCOME (LOSS) BEFORE INCOME TAX
                           EXPENSE     (5,840)         1,145          1,058
 Income tax expense (benefit)          (2,181)           252            182
                                    ---------       --------       --------
                 NET INCOME (LOSS)   $ (3,659)         $ 893          $ 876
                                    ---------       --------       --------
           LESS: NET (INCOME) LOSS
               ATTRIBUTABLE TO THE
           NONCONTROLLING INTEREST        105             (7)            (3)
                                    ---------       --------       --------
 NET INCOME (LOSS) ATTRIBUTABLE TO
   HARTFORD LIFE INSURANCE COMPANY     (3,554)           886            873
                                    ---------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Hartford Life Insurance CompanyF-4

                                AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                               AS OF DECEMBER 31,
                                             2008              2007
                                              (IN MILLIONS, EXCEPT
                                                 FOR SHARE DATA)
----------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available-for-sale,
  at fair value (amortized cost of
  $48,444 and $46,243)                        $39,560           $45,646
 Equity securities, held for trading, at
  fair value (cost of $1,830 and $1,128)        1,634             1,248
 Equity securities, available for sale,
  at fair value (cost of $614 and $781)           434               740
 Policy loans, at outstanding balance           2,154             2,016
 Mortgage loans on real estate                  4,896             4,166
 Limited partnership and other
  alternative investments                       1,033             1,246
 Other investments                              1,237               486
 Short-term investments                         5,742               929
                                          -----------       -----------
                       TOTAL INVESTMENTS       56,690            56,477
                                          -----------       -----------
 Cash                                             661               423
 Premiums receivable and agents'
  balances                                         25                35
 Reinsurance recoverables                       3,195             1,732
 Deferred income taxes                          3,444                --
 Deferred policy acquisition costs and
  present value of future profits               9,944             8,601
 Goodwill                                         462               567
 Other assets                                   3,267             1,603
 Separate account assets                      130,171           199,924
                                          -----------       -----------
                            TOTAL ASSETS    $ 207,859         $ 269,362
                                          -----------       -----------
LIABILITIES
 Reserve for future policy benefits and
  unpaid losses and loss adjustment
  expenses                                    $10,602            $9,442
 Other policyholder funds and benefits
  payable                                      52,647            42,396
 Other policyholder funds and benefits
  payable -- International unit-linked
  bonds and pension products                    1,613             1,217
 Consumer notes                                 1,210               809
 Deferred income taxes                             --               155
 Other liabilities                              8,373             6,544
 Separate account liabilities                 130,171           199,924
                                          -----------       -----------
                       TOTAL LIABILITIES      204,616           260,487
                                          -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES
 (NOTE 10)
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares
  authorized, issued and outstanding,
  par value $5,690                                  6                 6
 Capital surplus                                6,157             3,746
 Accumulated other comprehensive loss,
  net of tax                                   (4,531)             (447)
 Retained earnings                              1,446             5,315
                                          -----------       -----------
              TOTAL STOCKHOLDER'S EQUITY        3,078             8,620
                                          -----------       -----------
 Noncontrolling interest                          165               255
                                          -----------       -----------
                            TOTAL EQUITY        3,243             8,875
                                          -----------       -----------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY    $ 207,859          $269,362
                                          -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                 ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME (LOSS)
                                                                   NET                NET (LOSS)
                                                                UNREALIZED             GAIN ON
                                                              CAPITAL GAINS           CASH FLOW            FOREIGN
                                 COMMON                        (LOSSES) ON             HEDGING             CURRENCY
                                  STOCK         CAPITAL        SECURITIES,           INSTRUMENTS,        TRANSLATION
                                                SURPLUS         NET OF TAX            NET OF TAX             ADJS
                                                                      (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------
2008
Balance, December 31, 2007          $6          $3,746              $(318)               $(137)                 $8
Comprehensive income
 Net loss
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                           (4,488)
 Net gains on cash flow
  hedging instruments                                                                      577
Cumulative translation
 adjustments                                                                                                  (173)
Total other comprehensive
 loss
 Total comprehensive loss
Capital contribution from
 parent (3)                                      2,411
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2008      $ 6          $ 6,157          $ (4,806)               $ 440              $ (165)
                                   ---           -----           --------               ------              ------
2007
Balance, December 31, 2006          $6          $3,317               $503                $(210)                $(4)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                             (821)
 Net loss on cash flow
  hedging instruments                                                                       73
Cumulative translation
 adjustments                                                                                                    12
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            429
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2007      $ 6          $ 3,746            $ (318)              $ (137)                $ 8
                                   ---           -----           --------               ------              ------
2006
Balance, December 31, 2005           6           3,080                583                 (113)                (32)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                              (80)
 Net gains on cash flow
  hedging instruments                                                                      (97)
Cumulative translation
 adjustments                                                                                                    28
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            237
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2006      $ 6          $ 3,317             $ 503               $ (210)               $ (4)
                                   ---           -----           --------               ------              ------


                                                                                NON-
                                                          TOTAL             CONTROLLING
                                   RETAINED           STOCKHOLDER'S           INTEREST          TOTAL
                                   EARNINGS               EQUITY             (NOTE 17)          EQUITY
                                                            (IN MILLIONS)
-----------------------------  ----------------------------------------------------------------------------
2008
Balance, December 31, 2007           $5,315                $8,620                $255             $8875
Comprehensive income
 Net loss                            (3,554)               (3,554)                               (3,554)
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                   (4,488)                               (4,488)
 Net gains on cash flow
  hedging instruments                                         577                                   577
Cumulative translation
 adjustments                                                 (173)                                 (173)
                                                         --------                              --------
Total other comprehensive
 loss                                                      (4,084)                               (4,084)
                                                         --------                              --------
 Total comprehensive loss                                  (7,638)                               (7,638)
Capital contribution from
 parent (3)                                                 2,411                                 2,411
Dividends declared                     (313)                 (313)                                 (313)
Cumulative effect of
 accounting changes, net of
 tax                                     (2)                   (2)                                   (2)
Change in noncontrolling
 interest ownership                                                                15                15
Noncontrolling income (loss)                                                     (105)             (105)
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2008       $ 1,446               $ 3,078                 165             3,243
                                   --------              --------              ------          --------
2007
Balance, December 31, 2006           $4,894                $8,506                 142             8,648
Comprehensive income
Net income                              886                   886                                   886
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                     (821)                                 (821)
 Net loss on cash flow
  hedging instruments                                          73                                    73
Cumulative translation
 adjustments                                                   12                                    12
                                                         --------                              --------
Total other comprehensive
 income                                                      (736)                                 (736)
                                                         --------                              --------
 Total comprehensive income                                   150                                   150
Capital contribution from
 parent                                                       429                                   429
Dividends declared                     (461)                 (461)                                 (461)
Cumulative effect of
 accounting changes, net of
 tax                                     (4)                   (4)                                   (4)
Change in noncontrolling
 interest ownership                                                               106               106
Noncontrolling income (loss)                                                        7                 7
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2007       $ 5,315               $ 8,620                $255           $ 8,875
                                   --------              --------              ------          --------
2006
Balance, December 31, 2005            4,500                 8,024                  65             8,089
Comprehensive income
Net income                              873                   873                                   873
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                      (80)                                  (80)
 Net gains on cash flow
  hedging instruments                                         (97)                                  (97)
Cumulative translation
 adjustments                                                   28                                    28
                                                         --------
Total other comprehensive
 income                                                      (149)                                 (149)
                                                         --------                              --------
 Total comprehensive income                                   724                                   724
Capital contribution from
 parent                                                       237                                   237
Dividends declared                     (479)                 (479)                                 (479)
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership                                                                74                74
Noncontrolling income (loss)                                                        3                 3
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2006       $ 4,894               $ 8,506               $ 142           $ 8,648
                                   --------              --------              ------          --------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $2,416, $443 and $43 for the years ended December 31, 2008, 2007 and 2006, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(310), $(39) and $52 for the years ended December 31, 2008, 2007 and 2006, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(1,396), $(135), and $(75) for the years ended December 31, 2008, 2007 and 2006, respectively.

(3) The Company received a noncash asset capital contribution of $180 from its parent company during 2008

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                 2008            2007           2006
                                                                           (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income(loss)                                                $(3,659)          $893           $876
 Adjustments to reconcile net income(loss) to net cash
  provided by operating activities
 Amortization of deferred policy acquisition costs and
  present value of future profits                                  1,620            605          1,238
 Additions to deferred policy acquisition costs and present
  value of future profits                                         (1,258)        (1,557)        (1,457)
 Change in:
 Reserve for future policy benefits, unpaid losses and loss
  adjustment expenses                                              1,161          1,228            838
 Reinsurance recoverables                                            (29)          (235)           (47)
 Receivables                                                          66            188              7
 Payables and accruals                                              (369)           585            222
 Accrued and deferred income taxes                                (2,166)          (112)           378
 Net realized capital losses                                       5,763            934            298
 Net receipts from investment contracts related to
  policyholder funds -- International unit-linked bonds and
  pension products                                                   396            867            329
 Net increase in equity securities held for trading                 (386)          (877)          (332)
 Depreciation and amortization                                        78            441            395
 Goodwill impairment                                                 184             --             --
 Other, net                                                         (190)          (345)            12
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES      $1,211         $2,615         $2,757
                                                              ----------       --------       --------
INVESTING ACTIVITIES
 Proceeds from the sale/maturity/prepayment of:
 Fixed maturities and short-term investments, available for
  sale                                                           $12,104        $19,094        $21,646
 Equity securities, available-for-sale                               140            315            282
 Mortgage loans                                                      325            958            301
 Partnerships                                                        250            175             91
 Derivatives                                                       1,676             --             --
 Payments for the purchase of:
 Fixed maturities and short-term investments, available for
  sale                                                          (18, 216)       (22,027)       (24,152)
 Equity securities, available-for-sale                              (144)          (484)          (455)
 Mortgage loans                                                   (1,067)        (2,492)        (1,574)
 Partnerships                                                       (330)          (607)          (496)
 Derivatives                                                          --           (237)           (84)
 Purchase price of business acquired                                 (78)           (10)
 Change in policy loans, net                                        (139)            (6)           (39)
 Change in payables for collateral under securities lending,
  net                                                               (974)         1,306            788
 Change in all other, net                                           (144)          (357)          (633)
                                                              ----------       --------       --------
                      NET CASH USED FOR INVESTING ACTIVITIES     $(6,597)       $(4,372)       $(4,325)
                                                              ----------       --------       --------
FINANCING ACTIVITIES
 Deposits and other additions to investment and universal
  life-type contracts                                             22,449         33,282         26,983
 Withdrawals and other deductions from investment and
  universal life-type contracts                                  (28,105)       (31,299)       (26,688)
 Net transfers (to)/from separate accounts related to
  investment and universal life-type contracts                     7,074           (607)         1,389
 Issuance of structured financing                                  2,001             --             --
 Capital contributions                                             2,231            397             64
 Dividends paid                                                     (299)         $(459)         $(371)
 Proceeds from issuance of consumer notes                            445            551            258
 Repayment at maturity of consumer notes                             (44)            --             --
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY FINANCING ACTIVITIES      $5,752         $1,865         $1,635
                                                              ----------       --------       --------
 Impact of foreign exchange                                         (128)             3             23
 Net (decrease) increase in cash                                     238            111             90
                                                              ----------       --------       --------
 Cash -- beginning of year                                           423            312            222
                                                              ----------       --------       --------
 Cash -- end of year                                                $661           $423           $312
                                                              ----------       --------       --------
Supplemental Disclosure of Cash Flow Information:
 Net Cash Paid (Received) During the Year for:
 Income taxes                                                      $(183)          $329          $(121)

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company made noncash dividends of $54 related to the guaranteed minimum income and accumulation benefit reinsurance agreements with Hartford Life Insurance K.K and received a noncash asset capital contributions of $180 from its parent company during 2008. The Company made noncash dividends of $2 and received a noncash capital contributions of $20 from its parent company during 2007 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance K.K.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"), Hartford Financial Services LLC ("HFSC"), Hartford Life International LTD ("HLINT") and Woodbury Financial Services Corporation ("WFS"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Effective March 31,2009, Hartford Life changed its reporting entity structure to contribute certain wholly owned subsidiaries, including Hartford Life's European Insurance Operations, several broker dealer entities and investment advisory and service entities to the Company. The contribution of subsidiaries was effected to more closely align servicing entities with the writing company issuing the business they service as well as to more efficiently deploy capital across the organization. The change in reporting entity was retrospectively applied to the financial statements of the Company for all periods presented. The contributed subsidiaries resulted in an increase in equity of $1.3 billion as of March 31, 2009.

Along with its parent, HLA, the Company is a financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities, mutual funds and retirement plan services; (b) individual life insurance; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) private placement life insurance and (e) assumes fixed market value adjusted annuities, guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum death benefits ("GMDB") from Hartford Life's Japan operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company and affiliated entities in which the Company directly or indirectly has a controlling financial interest and those variable interest entities in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analyses. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; living benefits required to be fair valued; valuation of investments and derivative instruments, evaluation of other-than-temporary impairments on available-for-sale securities; and contingencies relating to corporate litigation and regulatory matters; and goodwill impairment.

ADOPTION OF NEW ACCOUNTING STANDARDS

Amendments to the Impairment Guidance of EITF Issue No. 99-20

In January 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20," ("FSP EITF 99-20-1"). The FSP amends the impairment guidance of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interest and Beneficial Interest that Continue to Be Held by a Transferor in Securitized

Financial Assets," by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of securities within its scope. FSP EITF 99-20-1 requires companies to follow the impairment guidance in Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"), which permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The FSP is effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the FSP on December 31, 2008 and the adoption did not have a material effect on the Company's consolidated financial statements.

FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." The purpose of this FSP is to promptly improve disclosures by public entities and enterprises until pending amendments to SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"), and FASB Interpretation No. 46(R), "Consolidation of Variable Interest Entities" ("FIN 46(R)"), are finalized and approved by the FASB. The FSP amends SFAS 140 to require public entities to provide additional disclosures about transferors' continuing involvements with transferred financial assets. It also amends FIN 46(R) to require public enterprises, to provide additional disclosures about their involvement with variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for financial statements issued for fiscal years and interim periods ending after December 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted the FSP on December 31, 2008. See
Note 4 for the new disclosures.

Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4 "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP FAS 133-1 and FIN 45-4"). This FSP amends SFAS 133 to require disclosures by entities that assume credit risk through the sale of credit derivatives including credit derivatives embedded in a hybrid instrument. The intent of these enhanced disclosures is to enable users of financial statements to assess the potential effect on its financial position, financial performance, and cash flows from these credit derivatives. This FSP also amends FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP FAS 133-1 and FIN 45-4 are effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted FSP FAS 133-1 and FIN 45-4 on December 31, 2008. See Note 4 for the new disclosures.

Fair Value Measurements

On January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which was issued by the FASB in September 2006. The Company also adopted on January 1, 2008, the SFAS 157 related FASB Staff Position ("FSP") described below. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing U.S. GAAP. The Company also recorded in opening retained earnings the cumulative effect of applying SFAS 157 to certain customized derivatives measured at fair value in accordance with EITF Issue No. 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Involved in Energy Trading and Risk Management Activities" ("EITF 02-3"). See Note 3 for additional information regarding SFAS 157. Specifically, see the SFAS 157 Transition discussion within Note 3 for information regarding the effects of applying SFAS 157 on the Company's consolidated financial statements in 2008.

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2") which delays the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS 157-2 applies include, but are not limited to:

- Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

- Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS 142 goodwill impairment test, if applicable; and

- Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of SFAS 157 to the nonfinancial assets, nonfinancial liabilities and reporting units within the scope of FSP FAS 157-2.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported net income caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure certain eligible items at fair value (i.e., the fair value option). SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. On January 1, 2008, the Company did not elect to apply the provisions of SFAS 159 to financial assets and liabilities.

Amendment of FASB Interpretation No. 39

In April 2007, the FASB issued FASB Staff Position No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP FIN 39-1"). FSP FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contacts", by permitting a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 by modifying certain terms. FSP FIN 39-1 is effective for reporting periods beginning after November 15, 2007, with early application permitted. The Company early adopted FSP FIN 39-1 on December 31, 2007, by electing to offset cash collateral against amounts recognized for derivative instruments under the same master netting arrangements. The Company recorded the effect of adopting FSP FIN 39-1 as a change in accounting principle through retrospective application. See Note 4 for further discussions on the adoption of FSP FIN 39-1.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. FIN 48 requires companies to recognize the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the adoption, the Company recognized a $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no unrecognized tax benefits as of January 1, 2007. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any such amounts. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for

DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. The Company adopted SOP 05-1 on January 1, 2007 and recognized the cumulative effect of the adoption of SOP 05-1 as a reduction in retained earnings of $14, after-tax.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 amends and expands disclosures about an entity's derivative and hedging activities with the intent of providing users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS 161 encourages, but does not require, comparative disclosures. The Company adopted SFAS 161 on January 1, 2009. The adoption of this FSP by the Company is expected to result in expanded disclosures related to derivative instruments and hedging activities.

Business Combinations

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations" ("SFAS 141(R)"). This statement replaces SFAS No. 141, "Business Combinations" ("SFAS 141") and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS 141(R) include the following:

- Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values in accordance with SFAS 157 fair value rather than SFAS 141's requirement based on estimated fair values;

- Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

- Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquiree, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

- Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, "Accounting for Contingencies" are met; and

- Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The adoption of SFAS 141(R) on January 1, 2009, did not have a material effect on the Company's consolidated financial statements.

Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). This statement amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements". Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and
(e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited.

The Company adopted SFAS 160 on January 1, 2009. Upon adoption, the Company reclassified $65 of noncontrolling interest, recorded in other liabilities, to equity, as of January 1, 2006. See the Company's Condensed Consolidated Statement of Changes in Equity. The adoption of SFAS 160 resulted in certain reclassifications of noncontrolling interests within the Company's Condensed Consolidated Statements of Operations. The adoption of SFAS 160 did not impact the Company's accounting for separate account assets and liabilities. The FASB has added the following topic to the Emerging Issues Task Force ("EITF") agenda, "CONSIDERATION OF AN INSURER'S ACCOUNTING FOR MAJORITY OWNED INVESTMENTS WHEN THE OWNERSHIP IS THROUGH A SEPARATE ACCOUNT". This topic will be discussed at a future EITF meeting. The FASB has expressed three separate views on the treatment of noncontrolling interest in majority owned separate accounts, upon implementation of SFAS 160, all of which are acceptable to the United States Securities and Exchange Commission. The Company follows one of these three acceptable views and currently excludes the noncontrolling interest from its majority owned separate accounts. The resolution of this EITF agenda item on the Company's accounting for separate account assets and liabilities is not known at this time.

ACCOUNTING POLICIES

INVESTMENTS

The Company's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value. The after-tax difference from cost or amortized cost is reflected in stockholders' equity as a component of Accumulated Other Comprehensive Income ("AOCI"), after adjustments for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments. The equity investments associated with the U.K. variable annuity products are recorded at fair value and are classified as "trading" with changes in fair value recorded in net investment income. Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value with the change in carrying value accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Recognition of limited partnerships and other alternative investment income is delayed due to the availability of the related financial statements, as private equity and other funds are generally on a three-month delay and hedge funds are on a one-month delay. Accordingly, income at December 31, 2008 may not include the full impact of current year changes in valuation of the underlying assets and liabilities. Other investments primarily consist of derivatives instruments which are carried at fair value.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates related to available-for-sale securities is the evaluation of investments for other-than-temporary impairments. If a decline in the fair value of an available-for-sale security is judged to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. For fixed maturities, the Company accretes the new cost basis to par or to the estimated future cash flows over the expected remaining life of the security by adjusting the security's yield.

The evaluation of securities for impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis. Based on this evaluation, during 2008, the Company concluded $1.9 billion of unrealized losses were other-than-temporarily impaired and as of December 31, 2008, the Company's unrealized losses on available-for-sale securities of $9.8 billion were temporarily impaired.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Through September 30, 2008, for securitized financial assets with contractual cash flows, including those subject to EITF Issue No. 99-20, the Company periodically updated its best estimate of cash flows over the life of the security. The Company's best estimate of cash flows used severe economic recession assumptions due to market uncertainty, similar to those the Company believed market participants would use. If the fair value of a securitized financial asset was less than its cost or amortized cost and there has been an adverse change in timing or amount of anticipated future cash flows since the last revised estimate, an other-than-temporary impairment charge was recognized. The Company also considered its intent and ability to retain a temporarily depressed security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. Beginning in the fourth quarter of 2008, the Company implemented FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20". Upon implementation, the Company continued to utilize the impairment process described above; however, rather than exclusively relying upon market participant assumptions management judgment was also used in assessing the probability that an adverse change in future cash flows has occurred.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen at the time the committee rendered its judgment on the Company's intent and ability to retain such securities until recovery. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Recoveries of principal received by the Company in excess of expected realizable value from securities previously recorded as other-than-temporarily impaired are included in net realized capital gains. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to the estimated future value over the expected remaining life of the security by adjusting the security's yield.

Net investment income on equity securities held for trading includes dividend income and the changes in market value of the securities associated with the variable annuity products sold in the United Kingdom. The returns on these policyholder-directed investments inure to the benefit of the variable annuity policyholders but the underlying funds do not meet the criteria for separate account reporting as provided in SOP 03-1. Accordingly, these assets are reflected in the Company's general account and the returns credited to the policyholders are reflected in interest credited, a component of benefits, losses and loss adjustment expenses.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of Note 4.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the consolidated balance sheets at fair value. As of December 31, 2008 and 2007, approximately 95% and 89% of derivatives, respectively, based upon notional values, were priced by valuation models, which utilize independent market data, while the remaining 5% and 11%, respectively, were priced by broker quotations. The derivatives are valued using mid-market level inputs that are predominantly observable in the market place. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads, interest and equity volatility and equity index levels. The Company performs a monthly analysis on the derivative valuation which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing changes in the market environment and monitoring trading volume. This discussion on derivative pricing excludes the GMWB rider and associated reinsurance contracts as well as the embedded derivatives associated with the GMAB product, which are discussed in Note 3.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair-value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Other Investment and/or Risk Management Activities

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. For each legal entity of the Company's credit exposures are generally quantified daily, netted by counterparty and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds which do not exceed $10, except for reinsurance derivatives. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, certain currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The Company has also assumed, through reinsurance, from HLIKK GMIB, GMWB and GMAB. The fair value of the GMIB, GMWB and GMAB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates, as represented by the current LIBOR spot curve, to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded GMWB derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income.

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are recorded in net realized capital gains and losses. See Note 3 for a complete discussion of GMWB reinsurance valuation.

SEPARATE ACCOUNTS

The Company maintains separate account assets, which are reported at fair value. Separate account liabilities are reported at amounts consistent with separate account assets. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

The deferred policy acquisition costs asset and present value of future profits ("PVFP") intangible asset (hereafter, referred to collectively as "DAC") related to investment contracts and universal life-type contracts (including variable annuities) are amortized in the same way, over the estimated life of the contracts acquired using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for guaranteed minimum death, income and universal life secondary guarantee benefits accounted for and collectively referred to as "SOP 03-1 reserves". At December 31, 2008 and 2007, the carrying value of the Company's DAC asset was $9.9 billion and $8.6 billion, respectively. At December 31, 2008, the sales inducement, unearned revenue reserves, and SOP 03-1 balances were $533 , $1.5 billion and $925 , respectively. At December 31, 2007, the sales inducement, unearned revenue reserves and SOP 03-1 reserves were $459 , $1.0 billion and $552 , respectively.

For most contracts, the Company estimates gross profits over a 20 year horizon as estimated profits emerging subsequent to that time-frame are immaterial. The Company uses other amortization bases for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2008, 2007 and 2006 was an increase (decrease) to amortization of $138, $(9) and $45, respectively.

Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, and are, to a large extent, a function of future account value projections for variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, mortality, and hedging costs. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current 20 year separate account return assumption is approximately 7.2%

(after fund fees, but before mortality and expense charges). The Company estimates gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Given the current volatility in the capital markets and the evaluation of other factors, the Company will continually evaluate its separate account return estimation process and may change that process from time to time.

The Company plans to complete a comprehensive assumptions study and refine its estimate of future gross profits during the third quarter of each year. Upon completion of an assumption study, the Company revises its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as SOP 03-1 reserving models. The DAC asset, as well as the sales inducement asset, unearned revenue reserves and SOP 03-1 reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as an "Unlock". An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

In addition to when a comprehensive assumption study is completed, revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of an independently determined reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality and expenses, based on the Company's most recent assumption study. These scenarios are run for the Company's individual variable annuity businesses, the Company's Retirement Plans businesses, and for the Company's individual variable universal life business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "Unlock" would be necessary. If EGPs used in the Company's models fall inside of the statistical ranges of reasonable EGPs, the Company will not solely rely on the results of the quantitative analysis to determine the necessity of an Unlock. In addition, the Company considers, on a quarterly basis, other qualitative factors such as product, regulatory and policyholder behavior trends and may also revise EGPs if those trends are expected to be significant and were not or could not be included in the statistically significant ranges of reasonable EGPs. As of December 31, 2008, the EGPs used in the Company's models fell within the statistical ranges of reasonable EGPs. As a result of this statistical test and review of qualitative factors, the Company did not "Unlock" the EGPs used in the Company's models during the fourth quarter of 2008.

Unlock and Results

As described above, as of September 30 2008, the Company completed a comprehensive study of assumptions underlying EGPs, resulting in an Unlock. The study covered all assumptions, including mortality, lapses, expenses, interest rate spreads, hedging costs, and separate account values, in substantially all product lines. The new best estimate assumptions were applied to the current policy related in-force or account returns to project future gross profits. The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2008 was as follows:

                                                      UNEARNED           DEATH AND
                                     DAC AND           REVENUE        INCOME BENEFIT
                                      PVFP            RESERVES         RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(648)             $18               $(75)
Individual Life                          (29)             (12)                (3)
Retirement Plans                         (49)              --                 --
                                     -------            -----              -----
                         TOTAL         $(726)              $6               $(78)
                                     -------            -----              -----

                                      SALES
                                   INDUCEMENT
                                     ASSETS            TOTAL (2)
------------------------------  ------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(27)              $(732)
Individual Life                          --                 (44)
Retirement Plans                         --                 (49)
                                      -----             -------
                         TOTAL         $(27)              $(825)
                                      -----             -------

(1) As a result of the Unlock, death benefit reserves, in Retail, increased $389, pre-tax, offset by an increase of $273, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2008:

       - Actual separate account returns from the period ending July 31, 2007 to September 30, 2008 were significantly below our aggregated estimated return

       - The Company reduced its 20 year projected separate account return assumption from 7.8% to 7.2% in the U.S.

       - In Retirement Plans, the Company reduced its estimate of future fees as plans meet contractual size limits("breakpoints") causing a lower fee schedule to apply and the Company increased its assumption for future deposits by existing plan participants.

The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2007 was as follows:

                                                     UNEARNED           DEATH AND
                                    DAC AND           REVENUE         INCOME BENEFIT
                                      PVFP           RESERVES          RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $180              $(5)               $(4)
Individual Life                          24               (8)                --
Retirement Plans                         (9)              --                 --
Institutional                             1               --                 --
                                     ------            -----               ----
                         TOTAL         $196             $(13)               $(4)
                                     ------            -----               ----

                                     SALES
                                   INDUCEMENT
                                     ASSETS          TOTAL (2)
------------------------------  ----------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                  $9               $180
Individual Life                         --                 16
Retirement Plans                        --                 (9)
Institutional                           --                  1
                                      ----             ------
                         TOTAL          $9               $188
                                      ----             ------

(1) As a result of the Unlock, death benefit reserves, in Retail, decreased $4, pre-tax, offset by a decrease of $10, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2007:

       - Actual separate account returns were above our aggregated estimated return.

       - During the third quarter of 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior year where we used a single deterministic estimation. The impact of this change in estimation was a benefit of $20, after-tax, for U.S. variable annuities.

       - As part of its continual enhancement to its assumption setting processes and in connection with its assumption study, the Company included dynamic lapse behavior assumptions. Dynamic lapses reflect that lapse behavior will be different depending upon market movements. The impact of this assumption change along with other base lapse rate changes was an approximate benefit of $40, after-tax, for U.S. variable annuities.

An "Unlock" only revises EGPs to reflect current best estimate assumptions. With or without an Unlock, and even after an Unlock occurs, the Company must also test the aggregate recoverability of the DAC and sales inducement assets by comparing the existing DAC balance to the present value of future EGPs. In addition, the Company routinely stress tests its DAC and sales inducement assets for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2008, the Company believed U.S. individual variable annuity EGPs could fall, through a combination of negative market returns, lapses and mortality, by at least 6 % before portions of its DAC and sales inducement assets would be unrecoverable.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for a DAC unlock. See Life Deferred Policy Acquisition Costs and Present value of Future Benefits in this Note.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by Variable Interest Entities issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7%, 7% and 3% as of December 31, 2008, 2007 and 2006, respectively, of total life insurance in-force. Dividends to policyholders were $13, $11 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

MUTUAL FUNDS

The Company maintains a retail mutual fund operation, whereby the Company, through wholly-owned subsidiaries, provides investment management and administrative services to The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc ("The mutual funds"), families of 62 mutual funds and 1 closed end fund. The Company charges fees to the shareholders of the mutual funds, which are recorded as revenue by the Company. Investors can purchase "shares" in the mutual funds, all of which are registered with the Securities and Exchange Commission ("SEC"), in accordance with the Investment Company Act of 1940.

The mutual funds are owned by the shareholders of those funds and not by the Company. As such, the mutual fund assets and liabilities and related investment returns are not reflected in the Company's consolidated financial statements since they are not assets, liabilities and operations of the Company.

REINSURANCE

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Earned premiums and incurred losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

GOODWILL

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event, as defined in SFAS 142, "Goodwill and Other Intangible Assets" (SFAS 142), has occurred. The goodwill impairment test follows a two step process as defined in SFAS 142. In the first step, the fair value of a reporting unit is compared to its carrying value. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. This allocation is similar to a purchase price allocation performed in purchase accounting. If the carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss shall be recognized in an amount equal to that excess.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. See Note 11 for a further discussion of the account for income taxes.

CONTINGENCIES

Management follows the requirements of SFAS No. 5 "Accounting for Contingencies." This statement requires management to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at the "best estimate", or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve of the low end of the range of losses.

2. SEGMENT INFORMATION

The Company has three groups comprised of four reporting segments: The Retail Products Group ("Retail") and Individual Life segments makes up the Individual Markets Group. The Retirement Plans segment represents the Employer Market Group and the Institutional Solutions Group ("Institutional") make up its own group. In 2007, the Company changed its reporting for realized gains and losses, as well as credit risk charges previously allocated between Other and each of the reporting segments. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities and retail mutual funds, 529 college savings plans, Canadian and offshore investment products.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Retirement Plans also offers mutual funds to institutional investors.

Institutional provides customized investment, insurance, and income solutions to select markets. Products include stable value contracts, institutional annuities (primarily terminal funding cases), variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals, and mutual funds owned by institutional investors. Furthermore, Institutional offers individual products including structured settlements, single premium immediate annuities, and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, GMIB, GMDB, GMWB, and GMAB reinsurance assumed from Hartford Life Insurance KK ("HLIKK"), a related party and subsidiary of Hartford Life, certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA, as well as operations in the U.K. and a 50% owned joint venture in Brazil. The Company's European operation, Hartford Life Limited, began selling unit-linked investment bonds and pension products in the United Kingdom in April 2005. Unit-linked bonds and pension products are similar to variable annuities marketed in the United States and Japan, and are distributed through independent financial advisors. Hartford Life Limited established its operations in Dublin, Ireland with a branch office in London to help market and service its business in the United Kingdom. . The Brazil joint venture operates under the name Icatu-Hartford and distributes pension, life insurance and other insurance and savings products through broker-dealer organizations and various partnerships.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The following tables represent summarized financial information concerning the Company's segments.

                                                                       FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008           2007           2006
---------------------------------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other considerations
RETAIL
 Individual annuity:
 Individual variable annuity                                    $1,943         $2,225         $1,957
 Fixed / MVA Annuity                                                (5)             1              3
 Other                                                               3             --             --
 Retail mutual funds                                               736            751            580
                                                              --------       --------       --------
                                                TOTAL RETAIL     2,677          2,977          2,540
INDIVIDUAL LIFE
 Total Individual Life                                             792            771            790
 Total Individual Markets Group                                  3,469          3,748          3,330
RETIREMENT PLANS
 401(k)                                                            290            187            160
 403(b)/457                                                         48             55             52
                                                              --------       --------       --------
                                      TOTAL RETIREMENT PLANS       338            242            212
INSTITUTIONAL
 IIP                                                               929          1,018            630
 PPLI                                                              118            224            103
                                                              --------       --------       --------
                                         TOTAL INSTITUTIONAL     1,047          1,242            733
OTHER                                                              285            221            153
                                                              --------       --------       --------
         TOTAL LIFE PREMIUMS, FEES, AND OTHER CONSIDERATIONS     5,139          5,453          4,428
                                                              --------       --------       --------
 Net investment income                                           2,342          3,057          2,768
 Net realized capital losses                                    (5,763)          (934)          (298)
                                                              --------       --------       --------
                                                  TOTAL LIFE     1,718          7,576          6,898
                                                              --------       --------       --------

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008            2007           2006
----------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
 Retail                                                          (1,248)          $809           $526
 Individual Life                                                    (47)           175            143
 Retirement Plans                                                  (157)            61            101
 Institutional                                                     (504)            12             72
 Other                                                           (1,598)          (171)            31
                                                              ---------       --------       --------
                                            TOTAL NET INCOME   $ (3,554)         $ 886          $ 873
                                                              ---------       --------       --------
NET INVESTMENT INCOME
 Retail                                                             755           $810           $834
 Individual Life                                                    308            331            293
 Retirement Plans                                                   342            355            326
 Institutional                                                      988          1,227            987
 Other                                                              (51)           334            328
                                                              ---------       --------       --------
                                 TOTAL NET INVESTMENT INCOME    $ 2,342        $ 3,057        $ 2,768
                                                              ---------       --------       --------
AMORTIZATION OF DEFERRED POLICY ACQUISITION AND PRESENT
 VALUE OF FUTURE PROFITS
 Retail                                                           1,347           $404           $977
 Individual Life                                                    166            117            235
 Retirement Plans                                                    91             58             (4)
 Institutional                                                       19             23             32
 Other                                                               (3)             3             (1)
                                                              ---------       --------       --------
                                   TOTAL AMORTIZATION OF DAC    $ 1,620          $ 605        $ 1,239
                                                              ---------       --------       --------
INCOME TAX EXPENSE (BENEFIT)
 Retail                                                            (894)          $213            $24
 Individual Life                                                    (36)            85             64
 Retirement Plans                                                  (132)            18             39
 Institutional                                                     (283)            (2)            28
 Other                                                             (836)           (59)            25
                                                              ---------       --------       --------
                                    TOTAL INCOME TAX EXPENSE   $ (2,181)         $ 255          $ 180
                                                              ---------       --------       --------

                                                                      DECEMBER 31,
                                                                 2008              2007
-------------------------------------------------------------------------------------------
ASSETS
 Retail                                                           $97,453          $136,604
 Individual Life                                                   13,347            15,277
 Retirement Plans                                                  22,668            28,162
 Institutional                                                     59,638            77,988
 Other                                                             14,753            11,331
                                                              -----------       -----------
                                                TOTAL ASSETS    $ 207,859         $ 269,362
                                                              -----------       -----------
DAC
 Retail                                                            $5,802            $5,317
 Individual Life                                                    3,000             2,411
 Retirement Plans                                                     877               658
 Institutional                                                        156               143
 Other                                                                109                72
                                                              -----------       -----------
                                                   TOTAL DAC       $9,944           $ 8,601
                                                              -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                            $1,337              $945
 Individual Life                                                      726               685
 Retirement Plans                                                     313               333
 Institutional                                                      7,467             6,657
 Other                                                                759               822
                                                              -----------       -----------
                    TOTAL RESERVE FOR FUTURE POLICY BENEFITS      $10,602           $ 9,442
                                                              -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                           $22,122           $15,391
 Individual Life                                                    5,553             5,210
 Retirement Plans                                                   6,437             5,591
 Institutional                                                     11,249            12,455
 Other                                                              8,899             4,966
                                                              -----------       -----------
                              TOTAL OTHER POLICYHOLDER FUNDS     $ 54,260          $ 43,613
                                                              -----------       -----------

3. FAIR VALUE MEASUREMENTS

The following financial instruments are carried at fair value in the Company's consolidated financial statements: fixed maturities, equity securities, short term investments, freestanding and embedded derivatives, and separate account assets. These fair value disclosures include information regarding the valuation of the Company's guaranteed benefits products and the impact of the adoption of SFAS 157, followed by the fair value measurement and disclosure requirements of SFAS 157.

ACCOUNTING FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES

Many of the variable annuity contracts issued or reinsured by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Those benefits are accounted for under SFAS 133 or AICPA Statement of Position No. 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Guaranteed minimum benefits and reinsurance of guaranteed minimum benefits often meet the definition of an embedded derivative under SFAS 133 as they have notional amounts (the guaranteed balance) and underlyings (the investment fund options), they require no initial net investment and they have terms that require or permit net settlement. However, certain guaranteed minimum benefits settle only upon a single insurable event, such as death (guaranteed minimum death benefits or "GMDB") or living (life contingent portion of guaranteed minimum withdrawal benefits or "GMWB"), and as such are outside of the scope of SFAS 133 under the "insurance contract exception". Guaranteed minimum benefits that are outside of the scope of SFAS 133 or do not meet the net settlement requirements of SFAS 133 are accounted for as insurance benefits under SOP 03-1.

Guaranteed Benefits Accounted for at Fair Value Prior to SFAS 157

The non-life contingent portion of GMWBs issued by the Company meet the definition of an embedded derivative under SFAS 133, and as such are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income. In bifurcating the embedded derivative, the Company attributes to the derivative a portion of total fees, in basis points, to be collected from the contract holder (the "Attributed Fees"). Attributed Fees are set equal to the present value of future claims, in basis points, (excluding margins for risk) expected to be paid for the guaranteed living benefit embedded derivative at the inception of the contract. The excess of total fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract and are recorded in fee income. In subsequent valuations, both the present value of future claims expected to be paid and the present value of Attributed Fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

GMWBs provide the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to a contractually specified minimum level, through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. If the GRB exceeds the account value for any policy, the contract is "in-the-money" by the difference between the GRB and the account value.

A GMWB contract is 'in the money' if the contract holder's guaranteed remaining benefit becomes greater than the account value. As of December 31, 2008 and December 31, 2007, 88% and 19%, respectively, of all unreinsured U.S. GMWB 'in-force' contracts were 'in the money'. For contracts that were 'in the money' the Company's exposure to the guaranteed remaining benefit, after reinsurance, as of December 31, 2008 and December 31, 2007, was $ 7.4 billion and $139, respectively. However, the only ways the GMWB contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to a contractually specified minimum level, through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to the contractually specified minimum level, the contract holder will receive an annuity equal to the remaining GRB and for the Company's "life-time" GMWB products payments can continue beyond the GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis and the ultimate lifetime GMWB payments can exceed the GRB, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $ 7.4 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Certain GMWBs, GMIBs and guaranteed minimum accumulation benefits ("GMAB") reinsured by the Company meet the definition a freestanding derivative, even though in-form they are reinsurance. Accordingly, the following GMWB, GMIB and GMAB reinsurance agreements are recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income:

- REINSURED GMIB: Effective July 31, 2006, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force, as of July 31, 2006, and prospective GMIB riders issued by HLIKK on its variable annuity business except for policies and GMIB riders issued prior to April 1, 2005. The agreement also includes GMDB on covered contracts that have an associated GMIB rider. The GMDB portion of the rider is accounted for under SOP 03-1.

- REINSURED GMAB: Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB riders issued by HLIKK on certain of its variable annuity business. The GMAB provides the policyholder with the GRB if the account value is less than premiums after an accumulation period, generally 10 years, and if the account value has not dropped below 80% of the initial deposit, at which point a GMIB must either be exercised or the policyholder can elect to surrender 80% of the initial deposit without a surrender charge. The GRB is generally equal to premiums less surrenders. During the fourth quarter of 2008, nearly all contractholder account values had dropped below 80% of the initial deposit, at which point the GMIB was exercised.

- REINSURED GMWB: Effective February 29, 2008, HLAI entered into a reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business.

The contracts underlying the GMWB, GMIB and GMAB reinsurance contracts are 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure related to GMWB, GMIB and GMAB, as of December 31, 2008 and December 31, 2007, was $4.2 billion and $130, respectively. However, for GMIB's, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMIB's or over the annuity period only for other GMIB's. For GMAB's the only way that the contract holder can monetize the excess of the GRB over the account value of the contract is through a lump sum payment after a ten year waiting period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $4.2 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Due to the significance of the non-observable inputs associated with pricing the reinsurance of the GMWB, GMIB and GMAB products that are free standing derivatives, the initial difference between the transaction price and the modeled value was recorded in additional paid-in capital because the reinsurance arrangements are between entities that are under common control of The Hartford Financial Services Group, Inc. ("The Hartford").

Derivatives That Hedge Capital Markets Risk for Guaranteed Minimum Benefits Accounted for as Derivatives

Changes in capital markets or policyholder behavior may increase or decrease the Company's exposure to benefits under the guarantees. The Company uses derivative transactions, including GMWB reinsurance (described below) which meets the definition of a derivative under SFAS 133 and customized derivative transactions, to mitigate some of that exposure. Derivatives are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income.

GMWB Reinsurance

The Company has entered into reinsurance arrangements to offset a portion of its exposure to the GMWB for the remaining lives of covered contracts. Reinsurance contracts covering GMWB are considered freestanding derivatives that are recorded at fair value, with changes in fair value recorded in net realized gains/losses in net income.

Customized Derivatives

The Company has entered into customized swap contracts to hedge certain risk components for the remaining term of certain blocks of non-reinsured U.S. GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions specified by the Company at the inception of the derivative transactions. Due to the significance of the non-observable inputs associated with pricing swap contracts entered into in 2007, the initial difference between the transaction price and modeled value of $51 was deferred in accordance with EITF 02-3 and included in other assets in the condensed consolidated balance sheets. The swap contract entered into in 2008 resulted in a loss at inception of approximately $20 before the effects of DAC amortization and income taxes, as market values on similar instruments were lower than the transaction price.

Other Derivative Instruments

The Company uses other hedging instruments to hedge its unreinsured GMWB exposure. These instruments include interest rate futures and swaps, variance swaps, S&P 500 and NASDAQ index put options and futures contracts. The Company also uses EAFE Index swaps to hedge GMWB exposure to international equity markets. The Company also utilizes option contracts as well as futures contracts to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

ADOPTION OF SFAS 157 FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES THAT ARE REQUIRED TO BE FAIR VALUED

Fair values for GMWB embedded derivatives, reinsured GMWB, GMIB and GMAB freestanding derivatives, reinsurance of GMWB and customized derivatives that hedge certain equity markets exposure for GMWB contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. Below is a description of the Company's fair value methodologies for guaranteed benefit liabilities, the related reinsurance and customized derivatives, all accounted for under SFAS 133, prior to the adoption of SFAS 157 and subsequent to adoption of SFAS 157.

Pre-SFAS 157 Fair Value

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value was made for liabilities where no market observable transactions existed for that liability or similar liabilities, market risk margins were only included in the valuation if the margin was identifiable, measurable and significant. If a reliable estimate of market risk margins was not obtainable, the present value of expected future cash flows under a risk neutral framework, discounted at the risk free rate of interest, was the best available estimate of fair value in the circumstances ("Pre-SFAS 157 Fair Value").

The Pre-SFAS 157 Fair Value was calculated based on actuarial and capital market assumptions related to projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involved numerous estimates and subjective judgments including those regarding expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. At each valuation date, the Company assumed expected returns based on:

-   risk-free rates as represented by the current LIBOR forward curve rates;

- forward market volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data;

- correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date;

-   three years of history for fund regression; and

- current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

As many guaranteed benefit obligations are relatively new in the marketplace, actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on analogous internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

Fair Value Under SFAS 157

The Company's SFAS 157 fair value is calculated as an aggregation of the following components: Pre-SFAS 157 Fair Value; Actively-Managed Volatility Adjustment; Credit Standing Adjustment; Market Illiquidity Premium and Behavior Risk Margin. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of each of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer, for a liability or receive for an asset, to market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives required to be fair valued. The SFAS 157 fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods' net income. Each of the components described below are unobservable in the market place and require subjectivity by the Company in determining their value.

- ACTIVELY-MANAGED VOLATILITY ADJUSTMENT. This component incorporates the basis differential between the observable index implied volatilities used to calculate the Pre-SFAS 157 component and the actively-managed funds underlying the variable annuity product. The Actively-Managed Volatility Adjustment is calculated using historical fund and weighted index volatilities.

- CREDIT STANDING ADJUSTMENT. This component makes an adjustment that market participants would make to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by using default rates provided by rating agencies, adjusted for market recoverability, reflecting the long-term nature of living benefit obligations and the priority of payment on these obligations versus long-term debt.

- MARKET ILLIQUIDITY PREMIUM. This component makes an adjustment that market participants would require to reflect that guaranteed benefit obligations are illiquid and have no market observable exit prices in the capital markets.

- BEHAVIOR RISK MARGIN. This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the Pre-SFAS 157 model could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions and the best estimate assumptions used in the Pre-SFAS 157 model using interest rate and volatility assumptions that the Company believes market participants would use in developing risk margins.

SFAS 157 Transition

The Company applied the provisions of SFAS 157 prospectively to financial instruments that are recorded at fair value including guaranteed living benefits that are required to be fair valued. The Company also applied the provisions of SFAS 157 using limited retrospective application (i.e., cumulative effect adjustment through opening retained earnings) to certain customized derivatives historically measured at fair value in accordance with EITF 02-3.

The impact on January 1, 2008 of adopting SFAS 157 for guaranteed benefits accounted for under SFAS 133 and the related reinsurance, was a reduction to net income of $311, after the effects of DAC amortization and income taxes.

Moreover, the adoption of SFAS 157 has resulted in lower variable annuity fee income for new business issued in 2008 as Attributed Fees have increased consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative. The level of Attributed Fees for new business each quarter also depends on the level of equity index volatility, as well as other factors, including interest rates. As equity index volatility has risen, interest rates have declined, and the Company adopted SFAS 157, the fees ascribed to the new business cohorts issued in 2008 have risen to levels above the rider fee for most products. The extent of any excess of Attributed Fee over rider fee will vary by product.

The Company also recognized a decrease in opening retained earnings of $51 in relation to the loss deferred in accordance with EITF 02-3 on customized derivatives purchased in 2007, and used to hedge a portion of the U.S. GMWB risk. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $41 was recorded as an increase in opening retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses) in net income. After amortization of DAC and the effect of income taxes, the impact on opening retained earnings is a decrease of $3.

The Company's adoption of SFAS 157 did not materially impact the fair values of other financial instruments, including, but not limited to, other derivative instruments used to hedge guaranteed minimum benefits.

The SFAS 157 transition amounts, before the effects of DAC amortization and income taxes, as of January 1, 2008 are shown below by type of guaranteed benefit liability and derivative asset.

                                                                                                              TRANSITION
                                                                 SFAS 157           PRE-SFAS 157            ADJUSTMENT GAIN
                                                                FAIR VALUE           FAIR VALUE                 (LOSS)
                                                             ASSET (LIABILITY)    ASSET (LIABILITY)      [BEFORE DAC AND TAX]
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFITS
U.S. GUARANTEED MINIMUM WITHDRAWAL BENEFITS                        $(1,114)              $(553)                   $(561)
NON-LIFE CONTINGENT PORTION OF "FOR LIFE" GUARANTEED
 MINIMUM WITHDRAWAL BENEFITS
 U.S. Riders                                                          (319)               (154)                    (165)
 International Riders                                                  (17)                 (7)                     (10)
                                                                 ---------             -------                  -------
                                                     TOTAL            (336)               (161)                    (175)
                                                                 ---------             -------                  -------
REINSURED GUARANTEED LIVING BENEFITS
 Guaranteed Minimum Income Benefits                                   (220)                (72)                    (148)
 Guaranteed Minimum Accumulation Benefits                              (22)                  2                      (24)
                                                                 ---------             -------                  -------
                                                     TOTAL            (242)                (70)                    (172)
                                                                 ---------             -------                  -------
                                 TOTAL GUARANTEED BENEFITS          (1,692)               (784)                    (908)
                                                                 ---------             -------                  -------
GMWB REINSURANCE                                                       238                 128                      110
                                                                 ---------             -------                  -------
                                                     TOTAL         $(1,454)              $(656)                   $(798)
                                                                 ---------             -------                  -------

The transition adjustment as of January 1, 2008 was comprised of the following amounts by transition component:

                                                              TRANSITION
                                                              ADJUSTMENT
                                                              GAIN (LOSS)
                                                            [BEFORE TAX AND
                                                           DAC AMORTIZATION]
--------------------------------------------------------------------------------
Actively-Managed Volatility Adjustment                            $(100)
Credit Standing Adjustment                                            5
Market Illiquidity Premium                                         (262)
Behavior Risk Margin                                               (441)
                                                                -------
  TOTAL SFAS 157 TRANSITION ADJUSTMENT BEFORE TAX AND
                                     DAC AMORTIZATION             $(798)
                                                                -------

Fair Value Disclosures

The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Company's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage-backed securities, and exchange traded equity and derivative securities.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage- backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The following table presents the Company's assets and liabilities that are carried at fair value by SFAS 157 hierarchy levels, as of December 31, 2008:

                                                                      QUOTED PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR           SIGNIFICANT          SIGNIFICANT
                                                                        IDENTICAL            OBSERVABLE          UNOBSERVABLE
                                                                         ASSETS                INPUTS               INPUTS
                                                   TOTAL                (LEVEL 1)             (LEVEL 2)            (LEVEL 3)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Fixed maturities, available-for-sale                $39,560                 $3,502              $27,316               $8,742
Equity securities, held for trading                   1,634                  1,634                   --                   --
Equity securities, available-for-sale                   434                    148                  227                   59
Other investments
 Other derivatives used to hedge U.S. GMWB              600                     --                   13                  587
 Other derivatives (1)                                  522                     --                  588                  (66)
                                                -----------            -----------            ---------            ---------
                       TOTAL OTHER INVESTMENTS        1,122                     --                  601                  521
Short-term investments                                5,742                  4,030                1,712                   --
Reinsurance recoverables                              1,302                     --                   --                1,302
Separate account assets (2),(5)                     126,367                 94,394               31,187                  786
                                                -----------            -----------            ---------            ---------
 TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
                               RECURRING BASIS     $176,161               $103,708              $61,043              $11,410
                                                -----------            -----------            ---------            ---------
LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Other policyholder funds and benefits payable
U.S. GMWB                                           $(6,526)                  $ --                 $ --              $(6,526)
U.K. GMWB                                               (64)                    --                   --                  (64)
Reinsured Japan GMIB                                 (2,581)                    --                   --               (2,581)
Reinsured Japan GMAB                                     (1)                    --                   --                   (1)
Reinsured Japan GMWB                                    (34)                    --                   --                  (34)
Institutional Notes                                     (41)                    --                   --                  (41)
Equity Linked Notes                                      (8)                    --                   --                   (8)
Total other policyholder funds and benefits
 payable                                             (9,255)                    --                   --               (9,255)
 Customized derivatives used to hedge U.S.
  GMWB                                                  941                     --                   --                  941
 Other derivatives used to hedge U.S. GMWB            1,123                     --                   14                1,109
 Macro hedge program                                    137                     --                   --                  137
 Other investments                                        5                     --                  173                 (168)
Total Other liabilities                               2,206                     --                  187                2,019
Consumer notes (4)                                       (5)                    --                   --                   (5)
                                                -----------            -----------            ---------            ---------
 TOTAL LIABILITIES ACCOUNTED FOR AT FAIR VALUE
                          ON A RECURRING BASIS      $(7,054)                    --                 $187              $(7,241)
                                                -----------            -----------            ---------            ---------

(1) Includes over-the-counter derivative instruments in a net asset value position which may require the counterparty to pledge collateral to the Company. At December 31, 2008, $507 was the amount of cash collateral liability that was netted against the derivative asset value on the condensed consolidated balance sheet, and is excluded from the table above. See footnote 3 below for derivative liabilities.

(2) Pursuant to the conditions set forth in SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(3) Includes over-the-counter derivative instruments in a net negative market value (derivative liability). In the SFAS 157 Level 3 roll forward table included below in this Note, the derivative asset and liability are referred to as "freestanding derivatives" and are presented on a net basis.

(4) Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

(5) Excludes approximately $3 billion of investment sales receivable net of investment purchases payable that are not subject to SFAS 157.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the

Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the "exit price" notion of SFAS 157 reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table.

Fixed Maturity, Short-Term and Equity Securities, Available-for-Sale

The fair value for fixed maturity, short term, and equity securities, available-for-sale, is determined by management after considering one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third party pricing services are often unavailable for securities that are rarely traded or traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation. The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, as assigned by a knowledgeable private placement broker, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice per year, as of June 30 and December 31, by the private placement broker and are intended to adjust security prices for issuer-specific factors. The Company assigns a credit rating to these securities based upon an internal analysis of the issuer's financial strength.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes. In addition, the Company ensures whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads, and when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly. At December 31, 2008, the Company made fair value determinations which lowered prices received from third party pricing services and brokers by a total of $92. The securities adjusted had an amortized cost and fair value after adjustment of $472 and $165, respectively, and were primarily CMBS securities.

In accordance with SFAS 157, the Company has analyzed the third party pricing services valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate SFAS 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable.

Due to a general lack of transparency in the process that the brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix-priced securities, primarily consisting of certain private placement debt, are also classified as Level 3. The matrix pricing of certain private placement debt includes significant non-observable inputs, the internally determined credit rating of the security and an externally provided credit spread.

The following table presents the fair value of the significant asset sectors within the SFAS 157 Level 3 securities classification as of December 31, 2008.

                                                                                    % OF TOTAL
                                                                 FAIR VALUE         FAIR VALUE
--------------------------------------------------------------------------------------------------
ABS
 Below Prime                                                         1,405               16.0%
 Collateralized Loan Obligations (CLOs)                              1,570               17.8%
 Other                                                                 443                5.0%
Corporate
 Matrix priced private placements                                    3,038               34.5%
 Other                                                               1,383               15.7%
Commercial mortgage-backed securities ("CMBS")                         659                7.5%
Preferred stock                                                         48                0.6%
Other                                                                  255                2.9%
                                                                   -------            -------
                                    TOTAL LEVEL 3 SECURITIES         8,801              100.0%
                                                                   -------            -------

- ABS below prime primarily represents sub-prime and Alt-A securities which are classified as Level 3 due to the lack of liquidity in the market.

- ABS CLOs represent senior secured bank loan CLOs which are primarily priced by independent brokers.

-   ABS Other primarily represents broker priced securities.

- Corporate-matrix priced represents private placement securities that are thinly traded and priced using a pricing matrix which includes significant non-observable inputs.

- Corporate- other primarily represents broker-priced public securities and private placement securities qualified for sale under rule 144a and long-dated fixed maturities where the term of significant inputs may not be sufficient to be deemed observable.

- CMBS primarily represents CMBS bonds and commercial real estate collateralized debt obligations ("CRE CDOs") which were either fair valued by the Company or by independent brokers due to the illiquidity of this sector.

- Preferred stock primarily represents lower quality preferred securities that are less liquid due to market conditions.

DERIVATIVE INSTRUMENTS, INCLUDING EMBEDDED DERIVATIVES WITHIN INVESTMENTS

Derivative instruments are reported on the consolidated balance sheets at fair value and are reported in Other Investments and Other Liabilities. Embedded derivatives are reported with the host instruments on the consolidated balance sheet. Derivative instruments are fair valued using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 95% of derivatives, based upon notional values, were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. The Company performs a monthly analysis on derivative valuations which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing the impacts of changes in the market environment and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 1 include futures and certain option contracts which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps, interest rate derivatives which have interest rate optionality, certain credit default swaps, and long-dated interest rate swaps. Also included in Level 3 classification for derivatives are customized equity swaps that partially hedge the U.S. GMWB liabilities. Additional information on the customized transactions is provided under the "Accounting for Guaranteed Benefits Offered With Variable Annuities" section of this Note 3. These derivative instruments are valued using pricing models which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing

Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has as least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

U.S. GMWB REINSURANCE DERIVATIVE

The fair value of the U.S. GMWB reinsurance derivative is calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of the U.S. GMWB reinsurance derivative is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the U.S. GMWB reinsurance derivative is categorized as Level 3.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security, and short-term investments of the Company. Open-ended mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2. Level 3 assets include less liquid securities, such as highly structured and/or lower quality ABS and CMBS, ABS backed by sub-prime loans, and any investment priced solely by broker quotes.

GMWB EMBEDDED DERIVATIVES AND REINSURED GMWB, GMAB AND GMIB FREE-STANDING DERIVATIVES (IN OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE)

The fair value of GMWB embedded derivative and reinsured GMWB, GMAB and GMIB free-standing derivatives, reported in Other Policyholder Funds and Benefits Payable on the Company's consolidated balance sheet, are calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of those derivatives are modeled using significant unobservable policyholder behavior inputs, such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the GMWB embedded derivatives and reinsured GMWB, GMAB and GMAB free-standing derivatives are categorized as Level 3.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The tables below provide a fair value rollforward for the year ending December 31, 2008 for the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement on a recurring basis. The Company classifies the fair values of financial instruments within Level 3 if there are no observable markets for the instruments or, in the absence of active markets, the majority of the inputs used to determine fair value are based on the Company's own assumptions about market participant assumptions. However, the Company prioritizes the use of market-based inputs over entity-based assumptions in determining Level 3 fair values in accordance with SFAS 157. Therefore, the gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors.

ROLL-FORWARD OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) FOR THE TWELVE MONTHS FROM JANUARY 1, 2008 TO DECEMBER 31, 2008

                                                             REALIZED/UNREALIZED
                                        SFAS 157                GAINS (LOSSES)
                                       FAIR VALUE                INCLUDED IN:               PURCHASES,
                                          AS OF          NET                                ISSUANCES,
                                       JANUARY 1,       INCOME                                  AND
                                          2008         (2),(3)            AOCI (5)          SETTLEMENTS
----------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                         $13,558         $(659)            $(3,382)              $526
Equity securities,
 available-for-sale                          563             1                 (27)                 3
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             91           850                  --                 --
 Other freestanding derivatives
  used to hedge U.S. GMWB                    564         1,161                  --                (29)
 Macro hedge program                          18            85                  --                 34
 Other freestanding derivatives             (303)         (316)                 16                271
Total Freestanding Derivatives               370         1,780                  16                276
Reinsurance recoverable
 (1),(2),(9)                                 238           962                  --                102
Separate accounts (6)                        701          (204)                 --                (26)
                                         -------       -------             -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)             643         3,374                  --             (1,353)
                                         -------       -------             -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                               $(1,433)      $(4,967)               $ --              $(126)
 U.K. GMWB                                   (17)          (56)                 13                 (4)
 Reinsured Japan GMIB                       (220)       (2,000)               (256)              (105)
 Reinsured Japan GMWB                         --           (28)                 (3)                (3)
 Reinsured Japan GMAB                        (22)           32                  (2)                (9)
 Institutional Notes                         (24)          (17)                 --                 --
 Equity Linked Notes                         (21)           13                  --                 --
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                           (1,737)       (7,023)               (248)              (247)
Consumer notes                                (5)            5                  --                 (5)
                                         -------       -------             -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                           (552)         (631)                 --             (1,377)
                                         -------       -------             -------            -------

                                                                             CHANGES IN
                                                                             UNREALIZED
                                                                           GAINS (LOSSES)
                                                                           INCLUDED IN NET
                                                                           INCOME RELATED
                                                           SFAS 157         TO FINANCIAL
                                      TRANSFERS IN        FAIR VALUE         INSTRUMENTS
                                         AND/OR              AS OF          STILL HELD AT
                                        (OUT) OF         DECEMBER 31,       DECEMBER 31,
                                       LEVEL 3 (7)           2008             2008 (3)
----------------------------------  -------------------------------------------------------
ASSETS
Fixed maturities                         $(1,301)            $8,742              $(515)
Equity securities,
 available-for-sale                         (481)                59                 (2)
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             --                941                850
 Other freestanding derivatives
  used to hedge U.S. GMWB                     --              1,696              1,043
 Macro hedge program                          --                137                102
 Other freestanding derivatives               98               (234)              (225)
Total Freestanding Derivatives                98              2,540              1,770
Reinsurance recoverable
 (1),(2),(9)                                  --              1,302                962
Separate accounts (6)                        315                786                (73)
                                         -------            -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)              --              2,664              3,374
                                         -------            -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                                  $ --            $(6,526)           $(4,967)
 U.K. GMWB                                    --                (64)               (56)
 Reinsured Japan GMIB                         --             (2,581)            (2,000)
 Reinsured Japan GMWB                         --                (34)               (28)
 Reinsured Japan GMAB                         --                 (1)                32
 Institutional Notes                          --                (41)               (17)
 Equity Linked Notes                          --                 (8)                13
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                               --             (9,255)            (7,023)
Consumer notes                                --                 (5)                 5
                                         -------            -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                             --             (2,560)              (631)
                                         -------            -------            -------

(1) The January 1, 2008 fair value of $238 includes the pre-SFAS 157 fair value of $128 and transitional adjustment of $110.

(2) The Company classifies all the gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives and reinsured GMWB, GMIB and GMAB free standing derivatives as unrealized gains/losses for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains/ losses for these derivatives and embedded derivatives.

(3) All amounts in these columns are reported in net realized capital gains/losses, except for $6 for the twelve months ending December 31, 2008, which is reported in benefits, losses and loss adjustment expenses. All amounts are before income taxes and amortization of DAC.

(4) The freestanding derivatives, excluding reinsurance derivatives instruments, are reported in this table on a net basis for asset/(liability) positions and reported on the consolidated balance sheet in other investments and other liabilities.

(5) AOCI refers to "Accumulated other comprehensive income" in the consolidated statement of changes in stockholder's equity. All amounts are before income taxes and amortization of DAC.

(6) The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(7) Transfers in and/or (out) of Level 3 during the twelve months ended December 31, 2008 are attributable to a change in the availability of market observable information for individual securities within respective categories.

(8) The net loss on U.S. GMWB since January 1, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness due to extremely volatile capital markets in the second half of 2008.

(9) During July 2008, the Company reinsured, with a third party, U.S. GMWB risks associated with approximately $7.8 billion of account value sold between 2003 and 2006. The reinsurance agreement is an 80% quota-share agreement. The third party's financial strength is rated A+ by A.M. Best, AA- by Standard and Poor's and Aa2 by Moody's. The reinsurance agreement will be accounted for as a freestanding derivative.

(10) The 'Purchases, issuances, and settlements' primarily relates to the receipt of cash on futures and option contracts classified as Level 1 and interest rate, currency and credit default swaps classified as Level 2.

For comparative and informational purposes only, the following tables rollforward the customized and freestanding derivatives used to hedge US GMWB, the reinsurance recoverable for US GMWB and the embedded derivatives reported in other policyholder funds and benefits payable for the year ended December 31, 2007. The fair value amounts in these following tables are the Pre-SFAS 157 fair values.

ROLL-FORWARD FOR THE TWELVE MONTHS FROM JANUARY 1, 2007 TO DECEMBER 31, 2007

                                                                        TOTAL
                                                                 REALIZED/UNREALIZED
                                           FAIR VALUE AS OF         GAINS (LOSSES)           PURCHASES,        FAIR VALUE AS OF
                                              JANUARY 1,             INCLUDED IN:          ISSUANCES, AND        DECEMBER 31,
                                                 2007                 NET INCOME            SETTLEMENTS              2007
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Customized derivatives used to hedge US
 GMWB                                             $ --                     $50                   $ --                  $50
Other freestanding derivatives used to
 hedge US GMWB                                     346                     198                     48                  592
Reinsurance recoverable for US GMWB                (22)                    127                     23                  128
LIABILITIES
Other policyholder funds and benefits
 payable accounted for at fair value US
 GMWB                                              $53                   $(661)                  $(99)               $(707)
 U.K. GMWB                                          --                      (8)                    --                   (8)
 Reinsured Japan GMIB                              119                    (159)                   (32)                 (72)
 Reinsured Japan GMAB                               --                       3                     (1)                   2
 Institutional Notes                                 4                     (28)                    --                  (24)
 Equity Linked Notes                                --                       1                    (22)                 (21)
Total other policyholder funds and
 benefits payable accounted for at fair
 value                                             176                    (852)                  (154)                (830)
SUPPLEMENTAL INFORMATION:
Net US GMWB (Embedded derivative,
 freestanding derivatives and
 reinsurance recoverable) (1)                      377                    (286)                   (28)                  63
                                                 -----                  ------                 ------               ------

(1) The net loss on US GMWB was primarily due to liability model assumption updates made during the second and third quarter to reflect newly reliable market inputs for volatility and model refinements.

The following table summarizes the notional amount and fair value of freestanding derivatives in other investments, reinsurance recoverables, embedded derivatives in other policyholder funds and benefits payable and consumer notes as of December 31, 2008, and December 31, 2007. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not necessarily reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis in the following table.

                                                                    DECEMBER 31, 2008                 DECEMBER 31, 2007
                                                                NOTIONAL           FAIR          NOTIONAL              FAIR
                                                                 AMOUNT            VALUE          AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables for U.S. GMWB (1)                         $11,437          $1,302          $6,579              $128
Customized derivatives used to hedge U.S. GMWB (2)                  10,464             941          12,784                50
Freestanding derivatives used to hedge U.S. GMWB                     8,156           1,723           8,573               592
U.S. GMWB (3)                                                       46,734          (6,526)         44,852              (707)
U.K. GMWB (3)                                                        1,672             (64)          1,048                (8)
Reinsured Japan GMIB (4)                                            20,062          (2,581)         15,297               (72)
Reinsured Japan GMWB (3)                                               361             (34)             --                --
Reinsured Japan GMAB (5)                                               130              (1)          2,768                 2
Macro hedge program (6)                                              2,188             137             661                18
Consumer Notes                                                          70              (5)             19                (5)
Equity Linked Notes                                                     55              (8)             50               (21)
                                                               -----------       ---------       ---------            ------
                                                        TOTAL     $101,329         $(5,116)        $92,631              $(23)
                                                               -----------       ---------       ---------            ------

The decrease in the net fair value of the derivative instruments in the table above was primarily due to the adoption of SFAS 157 and the net effects of capital market movements during 2008.

(1) The increase in notional amount of the reinsurance recoverables for U.S. GMWB was primarily due to the execution of a reinsurance transaction in July 2008.

(2) The decrease in notional amount of customized derivatives used to hedge U.S. GMWB was primarily due to current market conditions causing policyholder account values to decrease. The notional on these customized derivatives is the policyholder account value.

(3) The increase in notional amount of embedded derivatives associated with GMWB riders is primarily due to additional product sales.

(4) The increase in notional amount of the internal reinsurance associated with GMIB was primarily due to the strengthening of the yen as compared to the U.S. dollar.

(5) The decrease in notional amount of the Japan GMAB embedded derivative is primarily due to a significant decline in the equity markets triggering policyholders to elect the GMIB feature or lump sum payout in Japan's 3Win product.

(6) The increase in notional amount of the macro hedge is primarily due to the rebalancing of the Company's risk management program to place a greater relative emphasis on the protection of statutory surplus.

Financial Instruments Not Carried at Fair Value

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires additional disclosure of fair value information of financial instruments. The following include disclosures for other financial instruments not carried at fair value and not included in above FAS 157 discussion.

The carrying amounts and fair values of the Company's financial instruments not carried at fair value, at December 31, 2008 and 2007 were as follows:

                                                         2008                                 2007
                                               CARRYING               FAIR          CARRYING               FAIR
                                                Amount                Value          Amount                Value
------------------------------------------------------------------------------------------------------------------
ASSETS
 Policy loans                                     $2,154               $2,366          $2,016               $2,061
 Mortgage loans on real estate                     4,896                4,265           4,166                4,169
LIABILITIES
 Other policyholder funds and benefits
  payable (1)                                    $14,421               14,158         $15,148              $15,097
 Consumer Notes                                    1,210                1,188             804                  809
                                               ---------            ---------       ---------            ---------

(1) Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

- Fair value for policy loans and consumer notes were estimated using discounted cash flow calculations.

- Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Other policyholder funds and benefits payable, not carried at fair value and not included in above FAS 157 fair value information, is determined by estimating future cash flows, discounted at the current market rate.

4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT
 INCOME
Fixed maturities (1)                   $2,458         $2,714         $2,464
Equity securities,
 available-for-sale                        65             54             31
Equity securities, held for
 trading                                 (246)             1             16
Mortgage loans                            251            227            126
Policy loans                              136            132            140
Limited partnerships and other
 alternative investments                 (224)           112             67
Other investments                         (33)          (120)           (21)
                                    ---------       --------       --------
Gross investment income                 2,407          3,120          2,823
Less: Investment expenses                  65             63             55
                                    ---------       --------       --------
             NET INVESTMENT INCOME     $2,342         $3,057         $2,768
                                    ---------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                      $(1,737)         $(248)         $(105)
Equity securities                        (166)           (46)            (3)
Foreign currency transaction
 remeasurements                          (450)           102             18
Derivatives and other (2)              (3,410)          (742)          (208)
                                    ---------       --------       --------
        NET REALIZED CAPITAL GAINS
                          (LOSSES)    $(5,763)         $(934)         $(298)
                                    ---------       --------       --------

(1)  Includes income on short-term bonds.

(2) Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses.

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                          $(8,884)        $(597)       $800
Equity securities                            (181)          (41)          8
Net unrealized gains (losses) credited
 to policyholders                            (101)            3          (4)
                                        ---------       -------       -----
Net unrealized gains (losses)              (9,165)         (635)        804
Deferred income taxes and other items      (4,359)         (317)        301
                                        ---------       -------       -----
Net unrealized gains (losses), net of
 tax -- end of year                        (4,806)         (318)        503
Net unrealized gains (losses), net of
 tax -- beginning of year                    (318)          503         577
                                        ---------       -------       -----
CHANGE IN UNREALIZED GAINS (LOSSES) ON
         AVAILABLE-FOR-SALE SECURITIES    $(4,488)        $(821)       $(74)
                                        ---------       -------       -----

The change in net unrealized gain (loss) on equity securities, classified as held for trading, included in net investment income during the years ended December 31, 2008, 2007 and 2006, was $(250), $(17), and $12, respectively, substantially all of which have corresponding amounts credited to policyholders. This amount was not included in the table above.

                                                             DECEMBER 31, 2008
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED
                                    COST                GAINS               LOSSES             FAIR VALUE
------------------------------------------------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,095                  $9              $(2,134)              $4,970
CMBS
 Agency backed                         243                   8                   --                  251
 Non-agency backed                   9,566                  15               (4,085)               5,496
CMOs
 Agency backed                         539                  30                   (3)                 566
 Non-agency backed                     320                  --                 (102)                 218
Corporate                           21,252                 441               (2,958)              18,735
Government/government
 agencies
 Foreign                             2,094                  86                  (33)               2,147
 United States                       5,033                  75                  (39)               5,069
MBS                                  1,385                  23                   (5)               1,403
States, municipalities and
 political subdivisions                917                   8                 (220)                 705
Redeemable preferred stock              --                  --                   --                   --
                                   -------               -----              -------              -------
             FIXED MATURITIES       48,444                 695               (9,579)              39,560
Equity securities, available-
 for-sale                              614                   4                 (184)                 434
                                   -------               -----              -------              -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $49,058                $699              $(9,763)             $39,994
                                   -------               -----              -------              -------

                                                         DECEMBER 31, 2007
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED          FAIR
                                    COST                GAINS               LOSSES            VALUE
-----------------------------  ---------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,602                 $24                $(519)          $7,107
CMBS
 Agency backed                         249                   6                   --              255
 Non-agency backed                  11,266                 153                 (572)          10,847
CMOs
 Agency backed                         793                  18                   (3)             808
 Non-agency backed                     411                   4                   (2)             413
Corporate                           21,963                 807                 (571)          22,199
Government/government
 agencies
 Foreign                               465                  35                   (2)             498
 United States                         516                  14                   (1)             529
MBS                                  1,750                  15                  (15)           1,750
States, municipalities and
 political subdivisions              1,226                  32                  (20)           1,238
Redeemable preferred stock               2                   2                   (2)               2
                                   -------              ------              -------          -------
             FIXED MATURITIES       46,243              $ 1,110             $ (1,707)        $ 45,646
Equity securities, available-
 for-sale                              781                  10                  (51)             740
                                   -------              ------              -------          -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $47,024               1,120               (1,758)         $46,386
                                   -------              ------              -------          -------

The amortized cost and estimated fair value of fixed maturity investments by contractual maturity year are shown below.

                                                DECEMBER 31, 2008
                                    AMORTIZED COST               FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                          $1,511                     $1,564
Over one year through five
 years                                     9,297                      8,757
Over five years through ten
 years                                     9,035                      8,154
Over ten years                            19,262                     13,928
                                       ---------                  ---------
                       SUBTOTAL           39,105                     32,403
ABS, MBS, and CMOs                         9,339                      7,157
                                       ---------                  ---------
                          TOTAL          $48,444                    $39,560
                                       ---------                  ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions because of the potential for prepayment on certain mortgage-and asset-backed securities which is why ABS, MBS and CMOs are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk as these securities are generally structured to include forms of call protections such as yield maintenance charges, prepayment penalties or lockouts, and defeasance.

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                     2008           2007            2006
--------------------------------------------------------------------------------
SALES OF FIXED MATURITY AND
 AVAILABLE-FOR-SALE EQUITY
 SECURITY INVESTMENTS
SALE OF FIXED MATURITIES
Sale proceeds                        $9,366         $12,415         $16,159
Gross gains                             291             246             210
Gross losses                           (472)           (135)           (230)
SALE OF EQUITY SECURITIES,
 AVAILABLE-FOR-SALE
Sale proceeds                          $126            $296            $249
Gross gains                              11              12               5
Gross losses                            (21)             (7)             (5)
                                    -------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

Other than U.S. government and certain U.S. government agencies backed by the full faith and credit of the U.S. government, the Company's only exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, is the Government of Japan, which represents $1.9 billion, or 61%, of stockholders' equity. For further discussion of concentration of credit risk, see the "Concentration of Credit Risk" section in Note 4 of Notes to Consolidated Financial Statements.

The Company's largest exposures by issuer as of December 31, 2008 were the Government of Japan, JPMorgan Chase & Company and General Electric Company, which comprised approximately 3.3%, 0.5% and 0.4%, respectively, of total invested assets. Other than U.S. government and certain U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2007 were General Electric Company, Citigroup Inc. and Vodafone Group, which each comprise less than 0.5% of total invested assets.

The Company's largest three exposures by sector, as of December 31, 2008 were commercial mortgage and real estate, basic industry and U.S. government/government agencies which comprised approximately 19%, 12% and 9%, respectively, of total invested assets. The Company's largest three exposures by sector, as of December 31, 2007 were commercial mortgage and real estate, financial services and residential mortgages which comprised approximately 28%, 14% and 9%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. The largest concentrations, as of December 31, 2008, were in California, Illinois and Hawaii which each comprise less than 0.5% of total invested assets and as of December 31, 2007, were in California, Oregon and Illinois which each comprise less than 1% of total invested assets.

SECURITY UNREALIZED LOSS AGING

As part of the Company's ongoing security monitoring process by a committee of investment and accounting professionals, the Company identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Other-Than-Temporary Impairments on Available-for-Sale Securities section of Note 1. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in fair value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2008 and 2007.

The following tables present the Company's unrealized loss aging for total fixed maturity and equity securities classified as available-for-sale by investment type and length of time the security was in a continuous unrealized loss position.

                                                              DECEMBER 31, 2008
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $1,475               $1,169                $(306)
CMBS -- Non-agency backed                        4,108                2,992               (1,116)
CMOs
 Agency backed                                      39                   38                   (1)
 Non-agency backed                                 252                  176                  (76)
Corporate                                       11,101                9,500               (1,601)
Government/government agencies
 Foreign                                           788                  762                  (26)
 United States                                   3,952                3,913                  (39)
MBS                                                 46                   46                   --
States, municipalities and political               524                  381                 (143)
 subdivisions
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          22,285               18,977               (3,308)
Equity securities, available-for-sale              433                  296                 (137)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $22,718              $19,273              $(3,445)
                                             ---------            ---------            ---------

                                                                DECEMBER 31, 2008
                                                                  12 MONTHS OR MORE
                                                  AMORTIZED              FAIR             UNREALIZED
                                                    COST                VALUE               LOSSES
--------------------------------------  -----------------------------------------------------------------
ABS                                                  $5,463              $3,635              $(1,828)
CMBS -- Non-agency backed                             5,300               2,331               (2,969)
CMOs
 Agency backed                                           32                  30                   (2)
 Non-agency backed                                       68                  42                  (26)
Corporate                                             4,757               3,400               (1,357)
Government/government agencies
 Foreign                                                 29                  22                   (7)
 United States                                           38                  38                   --
MBS                                                     183                 178                   (5)
States, municipalities and political                    297                 220                  (77)
 subdivisions
                                                  ---------            --------            ---------
                TOTAL FIXED MATURITIES               16,167               9,896               (6,271)
Equity securities, available-for-sale                   136                  89                  (47)
                                                  ---------            --------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $16,303              $9,985              $(6,318)
                                                  ---------            --------            ---------

                                                                DECEMBER 31, 2008
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,938               $4,804              $(2,134)
CMBS -- Non-agency backed                          9,408                5,323               (4,085)
CMOs
 Agency backed                                        71                   68                   (3)
 Non-agency backed                                   320                  218                 (102)
Corporate                                         15,858               12,900               (2,958)
Government/government agencies
 Foreign                                             817                  784                  (33)
 United States                                     3,990                3,951                  (39)
MBS                                                  229                  224                   (5)
States, municipalities and political                 821                  601                 (220)
 subdivisions
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          38,452               28,873               (9,579)
Equity securities, available-for-sale                569                  385                 (184)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $39,021              $29,258              $(9,763)
                                               ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $6,271               $5,789                $(482)
CMBS -- Non-agency backed                        5,493                5,010                 (483)
CMOs
 Agency backed                                     270                  268                   (2)
 Non-agency backed                                  97                   96                   (1)
Corporate                                        8,381                7,947                 (434)
Government/government agencies
 Foreign                                            86                   84                   (2)
 United States                                     136                  135                   (1)
MBS                                                 49                   48                   (1)
States, municipalities and political
 subdivisions                                      383                  373                  (10)
Redeemable preferred stock                           4                    2                   (2)
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          21,170               19,752               (1,418)
Equity securities, available-for-sale              615                  565                  (50)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $21,785              $20,317              $(1,468)
                                             ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $497                 460               $(37)
CMBS -- Non-agency backed                            1,808               1,719                (89)
CMOs
 Agency backed                                          60                  59                 (1)
 Non-agency backed                                      33                  32                 (1)
Corporate                                            2,554               2,417               (137)
Government/government agencies
 Foreign                                                43                  43                 --
 United States                                           7                   7                 --
MBS                                                    760                 746                (14)
States, municipalities and political
 subdivisions                                          189                 179                (10)
Redeemable preferred stock                              --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               5,951               5,662               (289)
Equity securities, available-for-sale                   20                  19                 (1)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $5,971              $5,681              $(290)
                                                  --------            --------            -------

                                                                DECEMBER 31, 2007
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,768               $6,249                $(519)
CMBS -- Non-agency backed                          7,301                6,729                 (572)
CMOs
 Agency backed                                       330                  327                   (3)
 Non-agency backed                                   130                  128                   (2)
Corporate                                         10,935               10,364                 (571)
Government/government agencies
 Foreign                                             129                  127                   (2)
 United States                                       143                  142                   (1)
MBS                                                  809                  794                  (15)
States, municipalities and political
 subdivisions                                        572                  552                  (20)
Redeemable preferred stock                             4                    2                   (2)
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          27,121               25,414               (1,707)
Equity securities, available-for-sale                635                  584                  (51)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $27,756              $25,998              $(1,758)
                                               ---------            ---------            ---------

As of December 31, 2008, available-for-sale securities in an unrealized loss position, comprised of approximately 4,156 securities, were primarily concentrated in securitized assets, specifically CMBS and financial services sector securities. The increase in unrealized losses was largely the result of credit spread widening primarily due to continued deterioration in the U.S. housing market, tightened lending conditions and the market's flight to quality securities, as well as, a U.S. recession and a declining global economy.

As of December 31, 2008, 60% of securities in an unrealized loss position were depressed less than 20% of amortized cost. Based upon the Company's current evaluation of these securities in accordance with its impairment policy and the Company's intent to retain these investments for a period of time sufficient to allow for recovery in value, the Company has determined that these securities are temporarily impaired.

The following tables present the Company's unrealized loss aging by length of time the security was in a continuous greater than 20% unrealized loss position.

                     SECURITIZED ASSETS DEPRESSED OVER 20%

                                                 DECEMBER 31, 2008
                                         COST OR
                                        AMORTIZED              FAIR             UNREALIZED
                      ITEMS               COST                VALUE                LOSS
-----------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                    652               $7,786              $4,561              $(3,225)
Greater than three
 to six months           119                1,122                 444                 (678)
Greater than six to
 nine months              89                1,145                 458                 (687)
Greater than nine
 to twelve months        143                1,363                 391                 (972)
Greater than twelve
 months                   31                  311                  57                 (254)
                     -------            ---------            --------            ---------
              TOTAL    1,034              $11,727              $5,911              $(5,816)
                     -------            ---------            --------            ---------

                                                       DECEMBER 31, 2007
                                               COST OR
                                              AMORTIZED                  FAIR                UNREALIZED
                         ITEMS                   COST                   VALUE                   LOSS
-------------------  --------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      115                     $918                   $613                   $(305)
Greater than three
 to six months              18                      130                     76                     (54)
Greater than six to
 nine months                --                       --                     --                      --
Greater than nine
 to twelve months           --                       --                     --                      --
Greater than twelve
 months                      3                       33                     22                     (11)
                          ----                 --------                 ------                 -------
              TOTAL        136                   $1,081                   $711                   $(370)
                          ----                 --------                 ------                 -------

                    ALL OTHER SECURITIES DEPRESSED OVER 20%

                                               COST DECEMBER 31, 2008
                                              AMORTIZED              FAIR             UNREALIZED
                         ITEMS                   COST               VALUE                LOSS
-----------------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      564                   $6,396              $4,188              $(2,171)
Greater than three
 to six months              28                      238                 124                 (114)
Greater than six to
 nine months                14                      173                 102                  (71)
Greater than nine
 to twelve months           11                      199                 112                  (87)
Greater than twelve
 months                     --                       --                  --                   --
                          ----                 --------            --------            ---------
              TOTAL        617                   $6,969              $4,526              $(2,443)
                          ----                 --------            --------            ---------

                                            COST ORDECEMBER 31, 2007
                                           AMORTIZED               FAIR              UNREALIZED
                         ITEMS                COST                VALUE                 LOSS
-------------------  -----------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      52                  $65                  $50                  $(15)
Greater than three
 to six months              5                   30                    5                   (25)
Greater than six to
 nine months               --                   --                   --                    --
Greater than nine
 to twelve months          --                   --                   --                    --
Greater than twelve
 months                     1                    2                    1                    (1)
                          ---                 ----                 ----                 -----
              TOTAL        58                  $97                  $56                  $(41)
                          ---                 ----                 ----                 -----

The majority of securitized assets depressed over 20% for six consecutive months are primarily related to CMBS and sub-prime RMBS. Based upon the Company's cash flow modeling in a severe negative economic outlook, which shows no loss of principal and interest, and the Company's assertion of its ability and intent to retain the securities until recovery, it has been determined that these securities are temporarily impaired as of December 31, 2008.

The majority of all other securities depressed over 20% for six consecutive months or greater in the tables above primarily relate to financial services sector securities that include corporate bonds, as well as, preferred equity issued by large high quality financial institutions that are lower in the capital structure and, as a result, have incurred greater price depressions. Based upon the Company's analysis of these securities and current macroeconomic conditions, the Company expects to see significant price recovery on these securities within a reasonable period of time and, therefore, has determined that these securities are temporarily impaired as of December 31, 2008.

MORTGAGE LOANS

The carrying value of mortgage loans on real estate was $4.9 billion and $4.2 billion as of December 31, 2008 and 2007, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The mortgage loans are diversified both geographically throughout the United States and by property type.

At December 31, 2008, the Company held delinquent mortgage loans on two properties with a carrying value of $32 which were deemed impaired and accordingly, a valuation allowance of $13 was established. At December 31, 2007, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans and therefore had no valuation allowance.

The following table presents commercial mortgage loans by region and property type.

               COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY REGION

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
East North Central                                 $121                     2.5%               $101                     2.4%
Middle Atlantic                                     556                    11.4%                503                    12.1%
Mountain                                            115                     2.3%                101                     2.4%
New England                                         407                     8.3%                348                     8.4%
Pacific                                           1,205                    24.6%                959                    23.0%
South Atlantic                                      665                    13.6%                749                    18.0%
West North Central                                   56                     1.1%                 25                     0.6%
West South Central                                  205                     4.2%                179                     4.3%
Other (1)                                         1,566                    32.0%              1,201                    28.8%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

(1)  Includes multi-regional properties.

           COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY PROPERTY TYPE

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Industrial                                         $790                    16.1%               $424                    10.2%
Lodging                                             383                     7.8%                424                    10.2%
Agricultural                                        435                     8.9%                236                     5.7%
Multifamily                                         798                    16.3%                708                    17.0%
Office                                            1,456                    29.8%              1,550                    37.2%
Retail                                              790                    16.1%                702                    16.8%
Other                                               244                     5.0%                122                     2.9%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

VARIABLE INTEREST ENTITIES ("VIE")

The Company is involved with variable interest entities primarily through its affiliate, Hartford Investment Management Company ("HIMCO") as a collateral manager and as an investor through normal investment activities. The Company's involvement includes providing investment management and administrative services for a fee and holding ownership or other interests as an investor.

VIEs may or may not be consolidated on the Company's consolidated financial statements. When the Company is the primary beneficiary of the VIE, all of the assets and liabilities of the VIE are consolidated into the Company's financial statements. The Company also reports a liability for the portion of the VIE that represents the minority interest of other investors in the VIE. When the Company concludes that it is not the primary beneficiary of the VIE, only the fair value of the Company's interest in the VIE is recorded in the Company's financial statements.

At December 31, 2007, HIMCO was the collateral manager of four VIEs with provisions that allowed for termination if the fair value of the aggregate referenced bank loan portfolio declined below a stated level. These VIEs were market value CLOs that invested in senior secured bank loans through total return swaps. Two of these market value CLOs were consolidated, and two were not consolidated. During the first quarter of 2008, the fair value of the aggregate referenced bank loan portfolio declined below the stated level in all four market value CLOs and the total return swap counterparties terminated the transactions. Three of these CLOs were restructured from market value CLOs to cash flow CLOs without market value triggers and the remaining CLO terminated in January 2009. The Company realized a capital loss of $50, before-tax, from the termination of these CLOs. In connection with the restructurings, the Company purchased interests in two of the resulting VIEs, one of which the Company is the primary beneficiary. These purchases resulted in an increase in the Company's maximum exposure to loss for both consolidated and non-consolidated VIEs.

As of December 31, 2008 and 2007, the Company had relationships with five and six VIEs, respectively, where the Company was the primary beneficiary. The following table sets forth the carrying value of assets and liabilities, and the Company's maximum exposure to loss on these consolidated VIEs.

                                                      DECEMBER 31, 2008            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)           TO LOSS (2)
-----------------------------------------------------------------------------------------------
CLOs                                  $339                     $89                    $237
Limited partnerships                   151                      72                      79
Other investments                      249                     103                     166
                                    ------                  ------                  ------
                        TOTAL         $739                    $264                    $482
                                    ------                  ------                  ------

                                                      DECEMBER 31, 2007            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)             TO LOSS
-----------------------------  ----------------------------------------------------------------
CLOs                                  $128                     $73                     $74
Limited partnerships                   309                     121                     188
Other investments                      296                     126                     178
                                    ------                  ------                  ------
                        TOTAL         $733                    $320                    $440
                                    ------                  ------                  ------

(1) Creditors have no recourse against the Company in the event of default by the VIE. Includes noncontrolling interest in limited partnerships and other investments of $154 and $242 as of December 31, 2008 and December 31, 2007, respectively, that is reported as a separate component of equity in the Company's Condensed Consolidated Balance Sheet pursuant to SFAS 160.

(2) The Company's maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the consolidated assets net of liabilities at cost. The Company has no implied or unfunded commitments to these VIEs.

CLOs represent one fund at December 31, 2008, which is a cash flow CLO financed by issuing debt in tranches of varying seniority and is a VIE due to the lack of voting equity in the capital structure. HIMCO provides collateral management services to the CLO and earns a fee for those services and the Company has investments in debt issued by the CLO. Taking those interests into consideration, the Company has performed a quantitative analysis and determined that it will absorb a majority of the expected losses or residual returns in the fund and as a result is the primary beneficiary. Consolidated assets are classified in cash and fixed maturities and consolidated liabilities are classified in other liabilities. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second which terminated during the fourth quarter of 2008.

At December 31, 2008 and 2007, limited partnerships represent investments in two hedge funds that are financed by issuing equity shares to investors, and are VIEs based on the lack of decision making ability held by the equity investors. The primary source of variability generated by these VIEs is the fund's investment portfolio and that variability is passed to equity holders. The Company holds a majority interest in the equity of the funds and as a result will absorb the majority of the funds expected losses or residual returns and therefore is the primary beneficiary. Consolidated assets and liabilities are classified in other investments and other liabilities, respectively.

Other investments at December 31, 2008 consist of two investment trusts that are financed by issuing beneficial interests that do not have voting rights to investors. The Company holds a majority of the beneficial interests issued by these trusts and as the majority holder, will absorb a majority of expected losses or residual returns and therefore is the primary beneficiary. The Company was not the primary beneficiary of one of those trusts at December 31, 2007. Consolidated assets and liabilities are classified in fixed maturities and other liabilities, respectively. At December 31, 2007, other investments included two investment trusts, one of which has liquidated and the second remains at December 31, 2008.

As of December 31, 2008 and 2007, the Company also held significant variable interests in three and four VIEs, respectively, where the Company is not the primary beneficiary. That determination has been made based on a quantitative analysis of whether the Company will absorb a majority of the expected losses or residual returns of the VIE, considering its variable interests, as well as, those of other variable interest holders. These investments have been held by the Company for two years.

The following table sets forth the carrying value of assets and liabilities that relate to the Company's variable interests in unconsolidated VIEs and the Company's maximum exposure to loss resulting from involvement with those VIEs.

                                                                               MAXIMUM
                                                    DECEMBER 31, 2008          EXPOSURE
                                    ASSETS             LIABILITIES             TO LOSS
-------------------------------------------------------------------------------------------
CLOs                                  $280                 $ --                   $316
CDOs                                     3                   --                     13
                                    ------                 ----                 ------
                    TOTAL (1)         $283                 $ --                   $329
                                    ------                 ----                 ------

                                                                             MAXIMUM
                                                   DECEMBER 31, 2007         EXPOSURE
                                   ASSETS            LIABILITIES             TO LOSS
-----------------------------  ----------------------------------------------------------
CLOs                                 $11                 $ --                    $14
CDOs                                  61                   --                     86
                                    ----                 ----                 ------
                    TOTAL (1)        $72                 $ --                   $100
                                    ----                 ----                 ------

(1) Maximum exposure to loss represents the Company's investment in securities issued by CLOs/CDOs at cost. The Company has no implied or unfunded commitments to these VIEs.

At December 31, 2008, CLOs include one fund that is financed by issuing debt securities in tranches of varying seniority. That fund is a cash flow CLO and a VIE due to the lack of voting equity in its capital structure. The Company holds variable interests through fees earned by HIMCO as the collateral manager and investments in debt issued by the fund with a carrying amount at December 31, 2008 of $280. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second for which the Company is no longer involved with following its conversion from a market value to a cash flow CLO.

At December 31, 2008 and 2007, CDOs consist of two VIEs that are financed by issuing debt having no voting rights to investors. The Company has variable interests in each CDO by virtue of its investment in that debt and fees received by HIMCO as the collateral manager. The carrying amount of the investment in debt issued by the CDO is $3 at December 31, 2008 and is classified in fixed maturities.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, a cash-flow hedge, a foreign-currency hedge, a net investment hedge, or held for other investment and/or risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the Consolidated Balance Sheets at fair value and are presented as assets or liabilities as determined by calculating the net position, taking into account income accruals and cash collateral held, for each derivative counterparty by legal entity. The fair value of derivative instruments, excluding income accruals and cash collateral held, are presented as of December 31, as follows:

                                      ASSET VALUES          LIABILITY VALUES
                                    2008          2007     2008           2007
--------------------------------------------------------------------------------
Fixed maturities,
 available-for-sale                   $ --         $ --        $3           $ --
Other investments                    1,122          446        --             --
Reinsurance recoverables             1,302          128        --             --
Other policyholder funds and
 benefits payable                       --            2     9,214            809
Consumer notes                          --           --         5              5
Other liabilities (1)                2,206           --        --            354
                                  --------       ------  --------       --------
                           TOTAL    $4,630         $576    $9,222         $1,168
                                  --------       ------  --------       --------

(1) Included in Other liabilities on the balance sheet is a liability value of $2,531 and $114 related to derivative collateral as of December 31, 2008 and 2007, respectively.

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2008 and 2007. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, ("non-qualifying strategies") are presented below on a before-tax basis for the years ended December 31, 2008 and 2007.

                                                                                                    HEDGE INEFFECTIVENESS,
                                            NOTIONAL AMOUNT            FAIR VALUE                         BEFORE-TAX
HEDGING STRATEGY                          2008            2007     2008          2007              2008                 2007
---------------------------------------------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used to
 better match cash receipts from
 assets with cash disbursements
 required to fund liabilities
 The Company also enters into forward
 starting swap agreements to hedge the
 interest rate exposure related to the
 purchase of fixed-rate securities or
 the anticipated future cash flows of
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives are primarily
 structured to hedge interest rate
 risk inherent in the assumptions used
 to price certain liabilities
 Interest rate swaps are also used to
 hedge a portion of the Company's
 floating-rate guaranteed investment
 contracts. These derivatives convert
 the floating-rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio                      $6,798         $4,019     $422           $73              $7                    2
Foreign currency swaps
 Foreign currency swaps are used to
 convert foreign denominated cash
 flows associated with certain foreign
 denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments to U.S. dollars in
 order to minimize cash flow
 fluctuations due to changes in
 currency rates                             1,005          1,226      (21)         (269)              1                   (2)
                                        ---------       --------  -------       -------            ----                 ----
                TOTAL CASH-FLOW HEDGES     $7,803         $5,245     $401         $(196)             $8                 $ --
                                        ---------       --------  -------       -------            ----                 ----
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to hedge
 the changes in fair value of certain
 fixed rate liabilities and fixed
 maturity securities due to changes in
 the benchmark interest rate, LIBOR.        2,138          3,594      (86)          (38)             (1)                  --
Foreign currency swaps
 Foreign currency swaps are used to
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates                       696            696      (57)           25              --                   --
                                        ---------       --------  -------       -------            ----                 ----
               TOTAL FAIR-VALUE HEDGES     $2,834         $4,290    $(143)         $(13)            $(1)                $ --
                                        ---------       --------  -------       -------            ----                 ----
 TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $10,637         $9,535     $258         $(209)             $7                 $ --
                                        ---------       --------  -------       -------            ----                 ----

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
NON-QUALIFYING STRATEGIES
Interest rate swaps, caps, floors, and
forwards
 The Company uses interest rate swaps,
 caps and floors to manage duration
 risk between assets and liabilities
 in certain portfolios. In addition,
 the Company enters into interest rate
 swaps to terminate existing swaps,
 thereby offsetting the changes in
 value of the original swap. As of
 December 31, 2008 and 2007, the
 notional amount of interest rate
 swaps in offsetting relationships was
 $3.9 billion and $1.2 billion,
 respectively.
 The Company may also use interest
 rate forwards to replicate the
 purchase of mortgage-backed
 securities to manage duration risk
 and liquidity                               $5,269            $6,666       $(90)           --              $3           $22
Foreign currency swaps, forwards, and
swaptions
 The Company enters into foreign
 currency swaps and forwards to hedge
 the foreign currency exposures in
 certain of its foreign fixed maturity
 investments
 The Company also enters into foreign
 currency interest rate swaps and
 swaptions to hedge Yen interest rate
 exposures related to certain
 liability contracts sold in Japan              389               199         10            (8)             27            (8)
Credit default swaps that sell credit
protection
 The Company enters into credit
 default swap agreements in which the
 Company assumes credit risk of an
 individual entity, referenced index
 or asset pool. These contracts
 entitle the Company to receive a
 periodic fee in exchange for an
 obligation to compensate the
 derivative counterparty should a
 credit event occur on the part of the
 referenced security issuers. Also
 included are embedded derivatives
 associated with credit linked notes
 with a notional amount of $106 and
 $131 as of December 31, 2008 and
 2007, respectively. The maximum
 potential future exposure to the
 Company is the notional amount of the
 swap contracts, which is $940 and
 $1,849, before-tax, as of December
 31, 2008 and 2007, respectively                940             1,849       (309)         (235)           (313)         (128)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Total return and credit index swaps
 The Company also assumes credit risk
 through total return and credit index
 swaps which reference a specific
 index or collateral portfolio. The
 maximum potential future exposure to
 the Company for the credit index
 swaps is the notional value and for
 the total return swaps is the cash
 collateral associated with the
 transaction, which has termination
 triggers that limit investment
 losses. The Company had no exposure
 to such contracts at December 31,
 2008. As of December 31, 2007, the
 maximum potential future exposure to
 the Company from such contracts was
 $983, before-tax                                --             1,731         --           (62)            (99)          (74)
Credit default swaps that purchase
credit protection
 The Company enters into credit
 default swap agreements in which the
 Company reduces credit risk to an
 individual entity. These contracts
 require the Company to pay a
 derivative counterparty a periodic
 fee in exchange for compensation from
 the counterparty should a credit
 event occur on the part of the
 referenced security issuer. The
 Company enters into these agreements
 as an efficient means to reduce
 credit exposure to specified issuers
 or sectors                                   2,633             3,494        246            56             211            59
Credit default swaps in offsetting
 positions
 The Company enters into credit
 default swap agreements to terminate
 existing credit default swaps,
 thereby offsetting the changes in
 value of the original swap going
 forward.                                     1,453                --         (8)           --              --            --
Japanese fixed annuity hedging
 instruments
 The Company enters into currency rate
 swaps and forwards to mitigate the
 foreign currency exchange rate and
 Yen interest rate exposures
 associated with the Yen denominated
 individual fixed annuity product. The
 associated liability is adjusted for
 changes in spot rates which was $450
 and $(102), before-tax, as of
 December 31, 2008 and 2007,
 respectively, and offsets the
 derivative change in value                   2,334             1,849        383          (115)            487            53

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
GMWB product derivatives
 The Company offers certain variable
 annuity products with a GMWB rider
 primarily in the U.S and to a lesser
 extent, the U.K The GMWB is a
 bifurcated embedded derivative that
 provides the policyholder with a GRB
 if the account value is reduced to
 zero through a combination of market
 declines and withdrawals. The GRB is
 generally equal to premiums less
 withdrawals. The policyholder also
 has the option, after a specified
 time period, to reset the GRB to the
 then-current account value, if
 greater. The notional value of the
 embedded derivative is the GRB
 balance. For a further discussion,
 see the Derivative Instruments
 section of Note 2                          $48,406           $45,900    $(6,590)        $(715)        $(5,785)        $(670)
GMWB reinsurance contracts
 The Company has entered into
 reinsurance arrangements to offset a
 portion of its risk exposure to the
 GMWB for the remaining lives of
 covered variable annuity contracts.
 Reinsurance contracts covering GMWB
 are accounted for as free-standing
 derivatives. The notional amount of
 the reinsurance contracts is the GRB
 amount                                      11,798            $6,579      1,268           128           1,073           127
GMWB hedging instruments
 The Company enters into derivative
 contracts to partially economically
 hedge exposure to the volatility
 associated with the portion of the
 GMWB liabilities which are not
 reinsured. These derivative contracts
 include customized swaps, interest
 rate swaps and futures, and equity
 swaps, put and call options, and
 futures, on certain indices including
 the S&P 500 index, EAFE index, and
 NASDAQ index                                18,620            21,357      2,664           642           3,374           257
Guaranteed minimum benefit product
reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMIB and GMAB embedded derivatives
 for the lives of the host variable
 annuity contracts. The reinsurance
 contracts are accounted for as
 free-standing derivative contracts.
 The notional amount of the
 reinsurance contracts is the Yen
 denominated GRB balance value
 converted at the year-end Yen to U.S.
 dollar foreign spot exchange rate           20,192            18,065     (2,582)          (70)         (2,133)         (156)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Equity index swaps, options, and
 futures
 The Company offers certain equity
 indexed products, which may contain
 an embedded derivative that requires
 bifurcation. The Company enters into
 S&P index swaps and options to
 economically hedge the equity
 volatility risk associated with these
 embedded derivatives. In addition,
 the Company is exposed to bifurcated
 options embedded in certain fixed
 maturity investments.
 The Company may also enter into
 equity indexed futures to hedge the
 equity volatility of certain
 liability contracts                            249               149        (14)          (22)            (23)            2
Japan variable annuity hedging
 instruments
 The Company enters into foreign
 currency forward and option contracts
 that convert euros to Yen in order to
 economically hedge the foreign
 currency risk associated with certain
 Japanese variable annuity products             259                --         35            --              40           (10)
Macro hedge program
 The Company utilizes option contracts
 as well as futures contracts to
 partially economically hedge the
 statutory reserve impact of equity
 risk arising primarily from GMDB and
 GMWB obligations against a decline in
 the equity markets.                          2,188               661        137            18              74           (12)
Coinsurance and modified coinsurance
reinsurance contract
 During 2007, a subsidiary insurance
 company entered into a coinsurance
 with funds withheld and modified
 coinsurance reinsurance agreement
 ("Agreement") with an affiliate
 reinsurance company to provide
 statutory surplus relief for certain
 life insurance policies. The
 Agreement is accounted for as a
 financing transaction for GAAP and
 includes a compound embedded
 derivative                                   1,068               655         --            --              --            --
                                        -----------       -----------  ---------       -------       ---------       -------
       TOTAL NON-QUALIFYING STRATEGIES     $115,798          $109,154    $(4,850)        $(383)        $(3,064)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------
                 TOTAL DERIVATIVES (1)     $126,435          $118,689    $(4,592)        $(592)        $(3,057)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------

(1) Derivative change in value includes hedge ineffectiveness for cash-flow and fair-value hedges and total change in value, including periodic derivative net coupon settlements, for derivatives in non-qualifying strategies.

Change in Notional Amount

The notional amount of derivatives in cash-flow hedge relationships increased $2.6 billion since December 31, 2007, primarily due to an increase in interest rate swaps used to convert interest receipts on floating-rate securities to fixed rates. The Company increased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives in fair-value hedge relationships decreased $1.5 billion since December 31, 2007, primarily due to a decline in interest rate swaps used to convert interest receipts of fixed-rate securities to floating-rates. The Company decreased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives used in non-qualifying strategies increased $6.6 billion since December 31, 2007, primarily due to the following:

- For a discussion on the increase in notional amount of derivatives associated with GMWB riders refer to Note 3.

- For a discussion on the increase in notional amount of derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The Company increased the notional amount of derivatives associated with the macro hedge program. During the three months ended December 31, 2008, the Company rebalanced its risk management program to place a greater relative emphasis on the protection of statutory surplus. As a result, the Company added the equivalent of $1.9 billion notional of equity futures as part of the macro hedge program to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

- For a discussion on the decline in notional amount related to derivatives associated with GMAB reinsured from a related party refer to Note 4.

- The notional amount related to credit derivatives declined primarily due to terminations and maturities of credit derivatives, which reduced the overall net credit exposure assumed by the Company through credit derivatives.

Change in Fair Value

The decrease of $4.0 billion in total fair value of derivative instruments since December 31, 2007, was primarily related to the following:

- For a discussion on the decrease in fair value on GMWB related derivatives refer to note 3.

- For a discussion on the decrease in fair value of derivatives associated with the reinsurance of GMIB, GMWB and GMAB reinsured from a related party refer to Note 3.

- The fair value of the Japanese fixed annuity hedging instruments increased primarily due to the Japanese Yen strengthening against the U.S. dollar.

- The fair value of interest rate derivatives increased primarily due to a decline in interest rates as well as an increase in notional amount.

- The fair value of foreign currency swaps hedging foreign fixed rate bonds increased primarily due to the U.S. dollar strengthening against the euro.

Net Realized Capital Gains (Losses)

The total change in value for non-qualifying strategies, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the year ended December 31, 2008, the net realized capital loss of $3.1 billion related to non-qualifying strategies was primarily due to the following:

- For a discussion on the net loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- For a discussion on the net loss on derivatives associated with GMWB related hedging derivatives refer to Note 3.

- The net loss on credit default swaps was primarily due to losses on credit derivatives that sell credit protection, partially offset by gains on credit derivatives that purchase credit protection, both resulting from credit spreads widening significantly during the year.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

- The net gain on the macro hedge program was primarily driven by a decline in the equity markets, partially offset by losses due to swap spreads tightening.

For the year ended December 31, 2007, the net realized capital loss of $538 related to non-qualifying strategies was primarily related to the following:

- For a discussion on the net loss associated with GMWB related derivatives refer to Note 3.

- The net loss on credit derivatives, including credit default swaps, credit index swaps, and total return swaps, was a result of credit spreads widening.

- For a discussion on the loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

For the year ended December 31, 2008, the Company incurred losses of $39 on derivative instruments due to counterparty default related to the bankruptcy of Lehman Brothers Holdings Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing, as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing.

For the year ended December 31, 2008 and 2007, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $3 and ($16), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on existing variable-rate financial instruments) is five years. For the year ended December 31, 2008, the Company had $198, before-tax, of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring. Of this amount, $202 resulted from the termination of an interest rate swap due to the sale of the related hedged structured security. The interest rate swap was used to convert the LIBOR based floating rate structured security to a fixed rate structured security. For the years ended December 31, 2007 and 2006, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk from a single entity, referenced index, or asset pool in order to synthetically replicate investment transactions. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers, baskets of up to five corporate issuers, and diversified portfolios of corporate issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and are typically divided into tranches that possess different credit ratings.

The following table presents the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2008.

                                                                                               AS OF DECEMBER 31, 2008
                                                                                                UNDERLYING REFERENCED
                                                                           WEIGHTED            CREDIT OBLIGATION(S) (1)
                                                                            AVERAGE                             AVERAGE
                                            NOTIONAL       FAIR            YEARS TO                              CREDIT
                                           AMOUNT (2)      VALUE           MATURITY           TYPE               RATING
----------------------------------------------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                  $47         $ --            4 years         Corporate                A-
                                                                                                Credit
Below investment grade risk exposure              46          (12)           4 years         Corporate              CCC+
                                                                                                Credit
Basket credit default swaps (4)
 Investment grade risk exposure                1,139         (196)           5 years         Corporate                A-
                                                                                                Credit
 Investment grade risk exposure                  203          (70)          42 years              CMBS               AAA
                                                                                                Credit
 Below investment grade risk exposure            125         (104)           6 years         Corporate               BB+
                                                                                                Credit
Credit linked notes
 Investment grade risk exposure                  106           95            2 years         Corporate              BBB+
                                                                                                Credit
                                            --------      -------
                                 TOTAL        $1,666        $(287)
                                            --------      -------


                                           OFFSETTING      OFFSETTING
                                            NOTIONAL          FAIR
                                           AMOUNT (3)      VALUE (3)
--------------------------------------  ------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                $35             $(9)

Below investment grade risk exposure            --              --

Basket credit default swaps (4)
 Investment grade risk exposure                489               8

 Investment grade risk exposure                203              70

 Below investment grade risk exposure           --              --

Credit linked notes
 Investment grade risk exposure                 --              --

                                            ------            ----
                                 TOTAL        $727             $69
                                            ------            ----

(1) The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2) Notional amount is equal to the maximum potential future loss amount. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

(3) The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of or losses paid related to the original swap.

(4) Includes $1.3 billion of standard market indices of diversified portfolios of corporate issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. Also includes $175 of customized diversified portfolios of corporate issuers.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities and can return the securities to the Company for cash at varying maturity dates. Acceptable collateral may be in the form of cash or U.S. government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $1.8 billion and $2.1 billion, respectively, and was included in fixed maturities and short-term investments in the consolidated balance sheets. As of December 31, 2008, the Company had received collateral against the loaned securities in the amount of $1.8 billion. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $18 and $6 for the years ended December 31, 2008 and 2007, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2008 and 2007, collateral pledged having a fair value of $821 and $355, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the derivative instrument collateral pledged were as follows:

                                                              DECEMBER 31,
                                                           2008           2007
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                          $ --             $4
CMOs                                                           --             21
CMBS                                                           --            244
Corporate                                                   1,386          1,554
MBS                                                           374            221
Government/Government Agencies
 Foreign                                                       --             14
 United States                                                215            303
Short-term                                                    617              1
Preferred stock                                                 9             53
                                                         --------       --------
                                                  TOTAL    $2,601         $2,415
                                                         --------       --------

As of December 31, 2008 and 2007, the Company had accepted collateral relating to securities lending programs and derivative instruments consisting of cash, U.S. government and U.S. government agency securities with a fair value of $5.6 billion and $3.3 billion, respectively. At December 31, 2008 and 2007, cash collateral of $5.1 billion and $3.1 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities and short-term investments with a corresponding amount predominately recorded in other liabilities. Included in this cash collateral was $3.3 billion and $290 for derivative cash collateral as of December 31, 2008 and 2007, respectively. In accordance with FSP FIN 39-1, a portion of the liability associated with the derivative cash collateral was reclassed out of other liabilities and into a receivable in other assets of $507 and $175 as of December 31, 2008 and 2007, respectively. For further discussion on the adoption of FSP FIN 39-1, see Note
2. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. The Company incurred counterparty default losses related to the bankruptcy of Lehman Brothers Holdings Inc. for the year ended December 31, 2008, and no counterparty default losses for the year ended December 31, 2007. As of December 31, 2008 and 2007, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2008 and 2007, the fair value of securities on deposit was approximately $15 and $14, respectively.

5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability under policies it wrote and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.

As of December 31, 2008 the Company's reinsurance-related concentrations of credit risk greater than 10% of the Company's stockholder's equity are as follows:

                                                                  REINSURANCE
                                                                  RECOVERABLE
--------------------------------------------------------------------------------
Transamerica Financial Life Insurance Company                         $736
Connecticut General Life Insurance Company                            $539

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2008 and 2007, the Company's policy for the largest amount retained on any one life by any Company comprising the life operations was $10. For further discussion on ceded reinsurance, see Reinsurance in the Capital Markets Risk Management section of the MD&A.

Insurance fees, earned premiums and other were comprised of the following:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2008           2007           2006
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $5,773         $6,134         $5,128
Reinsurance assumed                        48             13             19
Reinsurance ceded                        (682)          (694)          (719)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER   $ 5,139        $ 5,453        $ 4,428
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $465, $285 and $241 for the years ended December 31, 2008, 2007 and 2006, respectively. The Company also assumes reinsurance from other insurers.

In addition, the Company reinsures a portion of U.S minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $148, $132 and $166 in 2008, 2007 and 2006, respectively, and accident and health premium of $236, $243 and $259, respectively, to HLA.

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2008           2007           2006
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE, PRE-TAX                      $ 8,601        $ 7,474        $ 7,198
Cumulative effect of accounting
 change, pre-tax (SOP05-1)                 --            (20)            --
BALANCE, JANUARY 1, AS ADJUSTED         8,601          7,454          7,198
Deferred costs                          1,258          1,557          1,457
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits                 (509)          (907)        (1,096)
Amortization -- Unlock, pre-tax (1)    (1,111)           302           (142)
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other           1,747            194             57
Effect of currency translation            (42)            --             --
                                     --------       --------       --------
BALANCE, DECEMBER 31                  $ 9,944        $ 8,601        $ 7,474
                                     --------       --------       --------

(1)  For a discussion of unlock effects, see Unlock Results in Note 1.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                         $26
2010                                                                         $24
2011                                                                         $21
2012                                                                         $20
2013                                                                         $18

7. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2008 and December 31, 2007, the carrying amount of goodwill for the Company's Individual Annuity, Other Retail, Retirement Plans and Individual Life reporting units was:

                                           DECEMBER 31,         DECEMBER 31,
                                               2008                 2007
--------------------------------------------------------------------------------
REPORTING UNIT
Individual Annuity                              $ --                  $184
Other Retail                                     159                   159
Retirement Plans                                  79                    --
Individual Life                                  224                   224
                                               -----               -------
                                 TOTAL          $462                  $567
                                               -----               -------

In 2008, the Company completed three acquisitions that resulted in additional goodwill of $79 in the Retirement Plans reporting unit.

The Company's interim goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", and in connection with the preparation of our year end 2008 financial statements, resulted in a pre-tax impairment charge of $184 in the Individual Annuity reporting unit. The impairment charge taken in 2008 was primarily due to the Company's estimate of the Individual Annuity reporting unit's fair value falling significantly below its book value. The fair value of this reporting unit declined as the statutory and capital risks associated with the death and living benefit guarantees sold with products offered by this reporting unit increased. These concerns had a comparable impact on The Hartford's share price. The determination of fair value for the Individual Annuity reporting unit incorporated multiple inputs including discounted cash flow calculations, market participant assumptions and The Hartford's share price. No goodwill impairment charges were recorded for the year ended December 31, 2007 or as a result of the Company's 2008 annual goodwill impairment tests.

The following table shows the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense, net of interest accretion, if any. Acquired intangible assets are included in other assets in the consolidated balance sheet. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

                                                                  2008                                     2007
                                                     GROSS               ACCUMULATED          GROSS               ACCUMULATED
                                                    CARRYING                 NET             CARRYING                 NET
                                                     AMOUNT              AMORTIZATION         AMOUNT              AMORTIZATION
---------------------------------------------------------------------------------------------------------------------------------
ACQUIRED INTANGIBLE ASSETS
Servicing intangibles                                  $14                     $1              $ --                   $ --
Other                                                    1                     --                --                     --
                                                      ----                   ----              ----                   ----
               TOTAL ACQUIRED INTANGIBLE ASSETS        $15                     $1              $ --                   $ --
                                                      ----                   ----              ----                   ----

In 2008, the Company completed three acquisitions that resulted in additional acquired intangible assets of $15 in servicing intangibles and other.

Net amortization expense for the years ended December 31, 2008, 2007 and 2006 was $1, $0 and $0, respectively, and included in other expense in the consolidated statement of operations. As of December 31, 2008, the weighted average amortization period was 20 years for servicing intangibles, 20 years for other and 20 years for total acquired intangible assets.

The following is detail of the net acquired intangible asset activity for the year ended December 31, 2008

                                    SERVICING
                                   INTANGIBLES        OTHER           TOTAL
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
 2008
BALANCE, BEGINNING OF YEAR             $ --            $ --            $ --
Acquisition of business                  14               1              15
Amortization, net of the
 accretion of interest                   (1)             --              (1)
                                       ----            ----            ----
         BALANCE, ENDING OF YEAR        $13             $ 1             $14
                                       ----            ----            ----

Estimated future net amortization expense for the succeeding five years is as follows:

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                          $1
2010                                                                           1
2011                                                                           1
2012                                                                           1
2013                                                                           1
--------------------------------------------------------------------------------

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate account assets and liabilities. Separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the consolidated statements of operations. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2008, 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity and universal life ("UL") contracts issued by the Company offer various guaranteed minimum death and withdrawal benefits and UL secondary guarantee benefits. UL secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Guaranteed minimum death benefits are offered in various forms as described in further detail throughout this Note 8. The Company currently reinsures a portion of the death benefit guarantees associated with its in-force block of business. The Company also assumes, through reinsurance, minimum death, income, withdrawal and accumulation benefits offered by an affiliate.

Changes in the gross GMDB and UL secondary guarantee benefits sold with annuity and/or UL products accounted for and collectively known as "SOP 03-1 reserve liabilities" are as follows:

                                                                 UL SECONDARY
                                                GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2008           $ 531              $ 19
Incurred                                            231                21
Unlock                                              389                --
Paid                                               (269)               --
                                                 ------              ----
LIABILITY BALANCE AS OF DECEMBER 31, 2008          $882               $40
                                                 ------              ----

(1) The reinsurance recoverable asset related to the GMDB was $593 as of December 31, 2008. The reinsurance recoverable asset related to the UL Secondary Guarantees was $16 as of December 31, 2008.

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2007          $ 476                 7
Incurred                                           144                12
Unlock                                              (4)               --
Paid                                               (85)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2007        $ 531                19
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $325 as of December 31, 2007. The reinsurance recoverable asset related to the UL Secondary Guarantees was $10 as of December 31, 2007.

The net SOP 03-1 reserve liabilities are established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The SOP 03-1 reserve liabilities are recorded in reserve for future policy benefits in the Company's consolidated balance sheets. Changes in the SOP 03-1 reserve liabilities are recorded in benefits, losses and loss adjustment expenses in the Company's consolidated statements of operations. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. As described within the Unlock and

Results in Note 1, the Company Unlocked its assumptions related to its SOP 03-1 reserves during the third quarter of 2008 and 2007.

The determination of the SOP 03-1 reserve liabilities and their related reinsurance recoverables, are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used as of December 31, 2008:

GMDB:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8.3%; it varies by asset class with a low of 3% for cash and a high of 9% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 -- 2008.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 11%, with an average of 10%

UL SECONDARY GUARANTEES:

- Discount rate of 4.75% for issue year 2004, discount rate of 4.5% for issue year 2005 & 2006, discount rate of 4.25% for issue year 2007 and discount rate of 3.5% for issue year 2008.

-   100% of the Hartford pricing mortality table for mortality assumptions.

- Lapse rates for single life policies average 4% in policy years 1-10, declining to 0% by age 95. Lapse rate for last survivor policies declining to 0.5% by age 91.

The following table provides details concerning GMDB exposure as of December 31, 2008:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2008

                                                                                          RETAINED           WEIGHTED AVERAGE
                                                      ACCOUNT       NET AMOUNT           NET AMOUNT            ATTAINED AGE
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                    VALUE          AT RISK            AT RISK (8)           OF ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                               $25,961         $14,743               $5,019                  66
With 5% rollup (2)                                       1,858           1,153                  481                  65
With Earnings Protection Benefit Rider (EPB) (3)         5,068           2,447                  241                  62
With 5% rollup & EPB                                       742             400                   75                  65
                                                     ---------       ---------            ---------                 ---
                                          TOTAL MAV     33,629          18,743                5,816
Asset Protection Benefit (APB) (4)                      25,601           9,166                6,019                  63
Lifetime Income Benefit (LIB) (5)                        1,137             487                  487                  61
Reset (6) (5-7 years)                                    3,440           1,190                1,189                  67
Return of Premium (7)/Other                             17,321           3,889                3,638                  58
                                                     ---------       ---------            ---------                 ---
                                              TOTAL    $81,128         $33,475              $17,149                  63
                                                     ---------       ---------            ---------                 ---

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that ratchets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

(8) Net amount at risk and retained net amount at risk are highly sensitive to equity market movements. For example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

See Note 1 for a description of the Company's guaranteed living benefits that are accounted for at fair value.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's Unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the Unlock.

Changes in deferred sales inducement activity were as follows for the year ended December 31:

                                                         2008         2007
--------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $459         $402
Cumulative effect of accounting change, pre-tax (SOP
 05-1)                                                                   (1)
                                                        ------       ------
                       BALANCE, JANUARY 1, AS ADJUSTED     459          401
                                                        ------       ------
Sales inducements deferred                                 137          103
Unlock                                                     (43)          --
Amortization charged to income                             (21)         (49)
                                                        ------       ------
                                BALANCE, END OF PERIOD    $533        $ 459
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with investment products and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under the Employee Retirement Income Security Act of 1974 ("ERISA"). The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint. The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of claims in both consolidated amended complaints, except the ERISA claims.

REGULATORY DEVELOPMENTS --

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, Compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premiums participants in finite reinsurance transactions sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without recommending any enforcement action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

COMMITMENTS

The rent paid to Hartford Fire for operating leases entered into by the Company was $14, $27 and $35 for the years ended December 31, 2008, 2007 and 2006, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expired on December 31, 2008, as this operating lease has been be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $0, $6 and $27 for the years ended December 31, 2008, 2007 and 2006, respectively.

Future minimum rental commitments on all operating leases are as follows:

2009                                                                          10
2010                                                                           7
2011                                                                           5
2012                                                                           4
2013                                                                           2
Thereafter                                                                     1
                                                                             ---
                                                                      TOTAL   29
                                                                             ---

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends-received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments. The estimated DRD was updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD varied from earlier estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains and asset values at the mutual fund level and the Company's taxable income before the DRD. Given recent financial markets' volatility, the Company intends to review its DRD computations on a quarterly basis, beginning 2009. The Company recorded benefits of $176, $155 and $174 related to the separate account DRD in the years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively. The 2008 benefit included a benefit of $9 related to a true-up of the prior year tax return, the 2007 benefit included a charge of $1 related to a true-up of the prior year tax return, and the 2006 benefit included a benefit of $6 related to true-ups of the prior years' tax returns.

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS may ultimately propose for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to actual FTCs passed through by the mutual funds. The Company recorded benefits of $16, $11 and $17 related to separate account FTC in the years ended December 31, 2008, December 31, 2007 and December 31, 2006 respectively. These amounts included benefits related to true-ups of prior years' tax returns of $4, $0 and $7 in 2008, 2007 and 2006, respectively.

UNFUNDED COMMITMENTS

At December 31, 2008, the Company has outstanding commitments totaling approximately $610, of which approximately $539 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2008 and 2007, the liability balance was $4 and $4, respectively. As of December 31, 2008 and 2007, $11 and $12, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in the Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the "parent down" approach. Under this approach, the Company's deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather then at the level of the individual entities comprising the consolidated group.

Income tax expense (benefit) is as follows:

                                                    FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                             2008           2007          2006
--------------------------------------------------------------------------------
INCOME TAX EXPENSE (BENEFIT)
Current -- U.S. Federal                        $(686)         $177          $170
                                           ---------       -------       -------
Deferred -- U.S. Federal Excluding NOL
 Carryforward                                   (776)           75            12
    -- Net Operating Loss Carryforward          (719)           --            --
                                           ---------       -------       -------
                           TOTAL DEFERRED     (1,495)           75            12
                                           ---------       -------       -------
       TOTAL INCOME TAX EXPENSE (BENEFIT)    $(2,181)         $252          $182
                                           ---------       -------       -------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                           $(2,007)        $398         $369
Dividends received deduction                 (176)        (155)        (174)
Penalties                                      --            7           --
Foreign related investments                     3           (4)          (8)
Other                                          (1)           6           (5)
                                        ---------       ------       ------
                                 TOTAL    $(2,181)        $252         $182
                                        ---------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2008            2007
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $660            $682
Net unrealized loss on investments                    2,924             293
Investment-related items                              2,424             460
Depreciable & Amortizable assets                         64              74
NOL Carryover                                           768              19
Minimum tax credit                                      241             254
Capital Loss Carryforward                                24              --
Foreign tax credit carryovers                            18              --
Other                                                    19              18
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      7,142           1,800
Valuation Allowance                                     (49)            (19)
                                                  ---------       ---------
NET DEFERRED TAX ASSETS                               7,093           1,781
                                                  ---------       ---------
Financial statement deferred policy acquisition
 costs and reserves                                  (3,614)         (1,910)
Employee benefits                                       (35)            (26)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (3,649)         (1,936)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET (LIABILITY)     $3,444           $(155)
                                                  ---------       ---------

The Company had current federal income tax receivable of $566 and $63 as of December 31, 2008 and 2007, respectively.

In management's judgment, the net deferred tax asset will more likely than not be realized. Included in the total deferred tax asset is a deferred tax asset of $768 with respect to net operating losses of $2,233, consisting of U.S. losses of $2,054, which expire from 2012-2023, and foreign losses of $179, which have no expiration. A valuation allowance of $49 has been recorded which relates to foreign operations. No valuation allowance has been recognized for realized or unrealized loss amounts, as the Company either has available tax-planning strategies that are prudent and feasible, or has the ability and intent to hold securities until their recovery.

If the Company were to follow a "separate entity" approach, it would have to record a valuation allowance of $324 related to realized capital losses. In addition, the current tax benefit related to any of the Company's tax attributes realized by virtue of its inclusion in The Hartford's consolidated tax return would have been recorded directly to surplus rather than income. These benefits were $500, $0 and $0 for 2008, 2007 and 2006, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004. During 2008, the Internal Revenue Service ("IRS") completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position or in the balance of uncertain tax positions.

12. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income Notes SM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income Notes SM and Hartford Life medium-term notes.

Institutional began issuing consumer notes through its Retail Investor Notes Program in September 2006. A consumer note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. Consumer notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer notes maturities may extend up to 30 years and have contractual coupons based upon varying interest rates or indexes (e.g. consumer price index) and may include a call provision that allows the Company to extinguish the notes prior to its scheduled maturity date. Certain consumer notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits. The aggregate limit is equal to the greater of $1 or 1% of the aggregate principal amount of the notes as of the end of the prior year. The individual limit is $250 thousand per individual. Derivative instruments are utilized to hedge the Company's exposure to market risks in accordance with Company policy.

As of December 31, 2008 and 2007, $1,210 and $ 809, respectively, of consumer notes were outstanding. As of December 31, 2008, these consumer notes have interest rates ranging from 4.0% to 6.3% for fixed notes and, for variable notes, based on December 31, 2008 rates, either consumer price index plus 80 to 267 basis points, or indexed to the S&P 500, Dow Jones Industrials, foreign currency, or the Nikkei 225. The aggregate maturities of Consumer Notes are as follows: $11 in 2009, $30 in 2010, $131 in 2011, $291 in 2012 and $751
thereafter. For 2008 and 2007, interest credited to holders of consumer notes was $ 59 and $11, respectively. During 2008, the Company made the decision to discontinue future issuances of consumer notes, this decision does not impact consumer notes currently outstanding.

13. STATUTORY RESULTS

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, life benefit reserves predominately use interest rate and mortality assumptions prescribed by the NAIC, bonds are generally carried at amortized cost and reinsurance assets and liabilities are presented net of reinsurance.

The statutory net income amounts for the years ended December 31, 2007 and 2006, and the statutory capital and surplus amounts as of December 31, 2007 and 2006 in the table below are based on actual statutory filings with the applicable regulatory authorities. The statutory net income amounts for the year ended December 31, 2008 the statutory capital and surplus amounts as of December 31, 2008 are estimates, as the respective 2008 statutory filings have not yet been made.

                                                    FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2008          2007          2006
--------------------------------------------------------------------------------
Statutory net income                         $(2,533)         $255          $777
                                            --------       -------       -------
Statutory capital and surplus                 $4,073        $4,448        $3,276
                                            --------       -------       -------

The Company has received approval from the Connecticut Insurance Department regarding the use of two permitted practices in its statutory financial statements and those of its Connecticut-domiciled life insurance subsidiaries as of December 31, 2008. The first permitted practice relates to the statutory accounting for deferred income taxes. Specifically, this permitted practice modifies the accounting for deferred income taxes prescribed by the NAIC by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to 15% of adjusted statutory capital and surplus. The benefits of this permitted practice may not be considered by the Company when determining surplus available for dividends. The second permitted practice relates to the statutory reserving requirements for variable annuities with guaranteed living benefit riders. Actuarial guidelines prescribed by the NAIC require a stand-alone asset adequacy analysis reflecting only benefits, expenses and charges that are associated with the riders for variable annuities with guaranteed living benefits. The permitted practice allows for all benefits, expenses and charges associated with the variable annuity contract to be reflected in the stand-alone asset adequacy test. These permitted practices resulted in an increase to the Company's estimated statutory surplus of $956 as of December 31, 2008. The effects of these permitted practices are included in the 2008 amounts in the table above.

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. With respect to dividends to HLA, it is estimated that the Company's dividend limitation under the holding company laws of Connecticut is approximately $374 in 2009. However, because the Company's earned surplus is negative as of December 31, 2008, the Company will not be permitted to pay any dividends to HLA in 2009 without prior approval from the insurance commissioner until such time as earned surplus becomes positive.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $24, $22 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2008, employees whose prior year earnings were less than $100,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $100,000 received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $10, $11 and $9 for the years ended December 31, 2008, 2007 and 2006, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $18 million, $21 million and $19 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $5 million, $7 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

Stock Plan

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

Stock Option Awards

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2008, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

Share Awards

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

Employee Stock Purchase Plan

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2008 and 2007 the Company had $49 and $48 of reserves for claim annuities purchased by affiliated entities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by the Hartford Life Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2008 and 2007, $2.8 billion and $1.8 billion, respectively, of the account value had been assumed by the Company.

Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of GMIB liability at December 31, 2008 and December 31, 2007 is $2.6 (of which $148 relates to the adoption of SFAS 157) and $72, respectively.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is liability of $1 at December 31, 2008. The fair value of the GMAB is an asset of $2 at December 31, 2007. This treaty covered HLIKK's "3 Win" annuity. This product contains a GMIB feature that triggers at a float value of 80% of original premium and gives the policyholder an option to receive either an immediate withdrawal of account value without surrender charges or a payout annuity of the original premium over time. As a result of capital markets underperformance, 97% of contracts, a total of $3.1 billion triggered during the fourth quarter of 2008, and of this amount $2.2 billion have elected the payout annuity. The Company received the proceeds of this triggering impact, net of the first annuity payout, through a structured financing transaction with HLIKK and will pay the associated benefits to HLIKK over a 12-year payout.

Effective February 29, 2008, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business. The reinsurance of the GMWB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMWB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMWB was a liability of $34 and $0 at December 31, 2008 and 2007, respectively.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). As of December 31, 2008 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $ 14 and $4.3 billion, respectively. As of December 31, 2007 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $4 and $130, respectively.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. EQUITY

NONCONTROLLING INTERESTS

The Company adopted SFAS 160 on January 1, 2009. The scope of this Statement applies to all entities that prepare consolidated financial statements and as such, includes variable interest entities in which the Company has concluded that it is the primary beneficiary. See Note 4 for further discussion of the Company's involvement in VIEs. The Company also holds the majority interest in certain general account mutual funds, in which it has provided seed money. The scope of FAS 160 also applies to these mutual fund investments. Upon adoption of SFAS 160, the Company reclassified $65 as of January 1, 2006 from liabilities to equity, representing the noncontrolling interest of other investors in these VIEs and mutual fund investments. The noncontrolling interest within these entities is likely to change, as these entities represent investment vehicles whereby investors may frequently redeem or contribute to these investments. As such, the change in noncontrolling ownership interest represented in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity will primarily represent redemptions and additional subscriptions within these investment vehicles.

The following table represents the change in noncontrolling ownership interest recorded in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity for the VIEs and Mutual Fund Seed Investments as of Decemnber 31, 2008, 2007 and 2006:

                                                 DECEMBER 31,
                                    2008              2007             2006
--------------------------------------------------------------------------------
Redemptions of The Hartford's
 interest in VIEs and Mutual
 Fund Investments resulting
 in deconsolidation (1)              $(22)              $(4)           $ --
Net (Redemptions) and
 Subscriptions from
 noncontrolling interests             $33              $110            $ --
                                    -----            ------            ----
              TOTAL CHANGE IN
      NONCONTROLLING INTEREST
                    OWNERSHIP         $15              $106             $74
                                    -----            ------            ----

(1) The deconsolidation of The Hartford's interest in mutual funds and VIEs in 2008 and 2007 resulted in a realized capital gain of $1 and $1, respectively.

18. QUARTERLY RESULTS FOR 2008 AND 2007 (UNAUDITED)

                                           MARCH 31,              JUNE 30,             SEPTEMBER 30,            DECEMBER 31,
                                      2008          2007     2008          2007      2008          2007      2008          2007
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                $202        $1,916   $2,070        $1,902      $(77)       $2,000     $(477)       $1,758
                                     -------       -------  -------       -------  --------       -------  --------       -------
Benefits, claims and expenses          1,187         1,529    1,630         1,738     2,804         1,527     1,938         1,637
                                     -------       -------  -------       -------  --------       -------  --------       -------
Net income (loss) (1)                   (567)          296      362           147    (1,823)          332    (1,526)          111
                                     -------       -------  -------       -------  --------       -------  --------       -------

(1) Included in the three months ended September 30, 2008 are net realized capital losses of $1.9 billion and a DAC unlock charge of $824. Included in the three months ended December 31, 2008 are net realized capital losses of $2.0 billion